UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-09253

                             Wells Fargo Funds Trust
               (Exact name of registrant as specified in charter)

                     525 Market St., San Francisco, CA 94105
               (Address of principal executive offices) (Zip code)

                                C. David Messman
                        Wells Fargo Funds Management, LLC
                     525 Market St., San Francisco, CA 94105
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 800-643-9691

Date of fiscal year end:          June 30, 2009

Date of reporting period:         June 30, 2009


ITEM 1.  REPORT TO SHAREHOLDERS
===============================

                                                                 WELLS ADVANTAGE
                                                                 FARGO FUNDS

(REDUCE CLUTTER. SAVE TREES. LOGO)

Sign up for electronic delivery of prospectuses and shareholder reports at www.wellsfargo.com/advantagedelivery

(GRAPHIC)

Annual Report

June 30, 2009

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS

-    WELLS FARGO ADVANTAGE CALIFORNIA LIMITED-TERM TAX-FREE FUND

-    WELLS FARGO ADVANTAGE CALIFORNIA TAX-FREE FUND

-    WELLS FARGO ADVANTAGE COLORADO TAX-FREE FUND

-    WELLS FARGO ADVANTAGE MINNESOTA TAX-FREE FUND

REDUCE CLUTTER. SAVE TREES.

Sign up for electronic delivery of prospectuses and shareholder reports at www.wellsfargo.com/advantagedelivery

Contents

LETTER TO SHAREHOLDERS ....................................................    2

PERFORMANCE HIGHLIGHTS
California Limited-Term Tax-Free Fund .....................................    6
California Tax-Free Fund ..................................................   12
Colorado Tax-Free Fund ....................................................   18
Minnesota Tax-Free Fund ...................................................   24

FUND EXPENSES .............................................................   29

PORTFOLIO OF INVESTMENTS
California Limited-Term Tax-Free Fund .....................................   31
California Tax-Free Fund ..................................................   36
Colorado Tax-Free Fund ....................................................   42
Minnesota Tax-Free Fund ...................................................   45

FINANCIAL STATEMENTS
Statements of Assets and Liabilities ......................................   50
Statements of Operations ..................................................   51
Statements of Changes in Net Assets .......................................   52
Financial Highlights ......................................................   56

NOTES TO FINANCIAL STATEMENTS .............................................   62

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ...................   71

OTHER INFORMATION .........................................................   72

LIST OF ABBREVIATIONS .....................................................   78

The views expressed are as of June 30, 2009, and are those of the Fund managers. Any reference to a specific security in this report is not a recommendation to purchase or sell any specific security or adopt any investment strategy. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

(GRAPHIC)

WELLS FARGO
INVESTMENT HISTORY

1971   INTRODUCED ONE OF THE FIRST INSTITUTIONAL INDEX FUNDS.

1978 ONE OF THE FIRST FIRMS TO APPLY ASSET ALLOCATION THEORY TO INVESTMENT PORTFOLIO MANAGEMENT.

1985 ONE OF THE FIRST FIRMS TO CREATE A THREE-WAY ASSET ALLOCATION FUND THAT "TILTS" INVESTMENTS TOWARD PORTIONS OF THE MARKET THAT OUR PROPRIETARY MODELS INDICATE WILL PERFORM BETTER.

1994 INTRODUCED TARGET DATE FUNDS THAT AUTOMATICALLY REALLOCATE THE ASSET MIX OVER SPECIFIC TIME HORIZONS.

1997 WELLS FARGO LAUNCHED THE WEALTHBUILDER PORTFOLIOS, A UNIQUE "FUND OF FUNDS" THAT USES FLEXIBLE ASSET ALLOCATION STRATEGIES TO SHIFT ASSETS.

1999 REORGANIZED THE NORWEST ADVANTAGE FUNDS(R)AND STAGECOACH FUNDS(R)INTO THE WELLS FARGO FUNDS(R).

2003 EXPANDED FIXED-INCOME, SMALL CAP, AND EMERGING MARKETS LINEUP FROM MONTGOMERY ASSET MANAGEMENT, LLC.

2004 ADDED ADDITIONAL LARGE CAP AND MID CAP FUNDS TO THE LINEUP BY ADOPTING THE COOKE & BIELER VALUE FUNDS.

2005 WELLS FARGO FUNDS MERGED WITH STRONG FUNDS TO BECOME WELLS FARGO ADVANTAGE FUNDS, FORMING A FUND FAMILY OF OVER 110 FUNDS AND PLACING IT AMONG THE TOP 20 MUTUAL FUND FAMILIES IN THE UNITED STATES.

2006 ENHANCED AND RENAMED THE WELLS FARGO ADVANTAGE OUTLOOK FUNDS(SM) TO THE WELLS FARGO ADVANTAGE DOW JONES TARGET DATE FUNDS(SM), WHICH SEEK TO REPLICATE RETURNS OF THE APPROPRIATE DOW JONES TARGET DATE INDEXES, THE FIRST LIFE CYCLE INDEXES IN THE INVESTMENT INDUSTRY.

WELLS FARGO ADVANTAGE FUNDS(R)

WELLS FARGO ADVANTAGE FUNDS skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of our investors is backed by our unique combination of qualifications.

STRENGTH

Our organization is built on the standards of integrity and service established by our parent company--Wells Fargo & Company--more than 150 years ago. Our diverse family of mutual funds covers a broad spectrum of investment styles and asset classes. And, because we're part of a widely diversified financial enterprise, we offer the scale and resources to help investors succeed, providing access to complementary solutions such as separately managed accounts, college investing plans, and retirement plans.

EXPERTISE

Our approach to investing is guided by the belief that agile, independent investment teams--each with its own distinct strengths and disciplines--provide a superior level of insight and expertise. Each team is free to concentrate on managing money through well-defined philosophies and processes that have proven to be consistent and repeatable over time.

PARTNERSHIP

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

FOR 529 PLANS, AN INVESTOR'S OR A DESIGNATED BENEFICIARY'S HOME STATE MAY OFFER STATE TAX OR OTHER BENEFITS THAT ARE ONLY AVAILABLE FOR INVESTMENTS IN THAT STATE'S QUALIFIED TUITION PROGRAM. PLEASE CONSIDER THIS BEFORE INVESTING.

CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES BEFORE INVESTING. FOR A CURRENT PROSPECTUS FOR WELLS FARGO ADVANTAGE FUNDS OR A CURRENT PROGRAM DESCRIPTION FOR CERTAIN 529 COLLEGE SAVINGS PLANS, CONTAINING THIS AND OTHER INFORMATION, VISIT www.wellsfargo.com/advantagefunds. READ IT CAREFULLY BEFORE INVESTING.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for WELLS FARGO ADVANTAGE FUNDS, the Wells Fargo Advisor(SM) program, Wells Fargo Managed Account Services, and certain 529 college savings plans. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds and shares in the 529 plans are distributed by WELLS FARGO FUNDS DISTRIBUTOR, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

NOT PART OF THE ANNUAL REPORT.

WELLS FARGO ADVANTAGE FUNDS OFFERS MORE THAN 110 MUTUAL FUNDS ACROSS A WIDE RANGE OF ASSET CLASSES, REPRESENTING OVER $160 BILLION IN ASSETS UNDER MANAGEMENT, AS OF JUNE 30, 2009.

EQUITY FUNDS

Asia Pacific Fund
C&B Large Cap Value Fund
C&B Mid Cap Value Fund
Capital Growth Fund
Common Stock Fund
Discovery Fund+
Diversified Equity Fund
Diversified Small Cap Fund
Emerging Growth Fund
Emerging Markets Equity Fund
Endeavor Select Fund+
Enterprise Fund+
Equity Income Fund
Equity Value Fund
Growth Fund
Growth Equity Fund
Index Fund
International Core Fund
International Equity Fund
International Value Fund
Large Cap Appreciation Fund
Large Cap Growth Fund
Large Company Core Fund
Large Company Growth Fund
Large Company Value Fund
Mid Cap Disciplined Fund
Mid Cap Growth Fund
Opportunity Fund+
Small Cap Disciplined Fund
Small Cap Growth Fund
Small Cap Opportunities Fund
Small Cap Value Fund
Small Company Growth Fund
Small Company Value Fund
Small/Mid Cap Value Fund
Social Sustainability Fund+
Specialized Financial Services Fund
Specialized Technology Fund
Strategic Small Cap Value Fund
U.S. Value Fund

BOND FUNDS

California Limited-Term Tax-Free Fund
California Tax-Free Fund
Colorado Tax-Free Fund
Diversified Bond Fund
Government Securities Fund(1)
High Income Fund
Income Plus Fund
Inflation-Protected Bond Fund
Intermediate Tax/AMT-Free Fund
Minnesota Tax-Free Fund
Municipal Bond Fund
Short Duration Government Bond Fund(1)
Short-Term Bond Fund
Short-Term High Yield Bond Fund
Short-Term Municipal Bond Fund
Stable Income Fund
Strategic Income Fund
Total Return Bond Fund
Ultra Short-Term Income Fund
Ultra Short-Term Municipal Income Fund
Wisconsin Tax-Free Fund

ASSET ALLOCATION FUNDS

Aggressive Allocation Fund
Asset Allocation Fund
Conservative Allocation Fund
Growth Balanced Fund
Moderate Balanced Fund
WealthBuilder Conservative Allocation Portfolio+
WealthBuilder Equity Portfolio+
WealthBuilder Growth Allocation Portfolio+
WealthBuilder Growth Balanced Portfolio+
WealthBuilder Moderate Balanced Portfolio+
WealthBuilder Tactical Equity Portfolio+
Target Today Fund(2)+
Target 2010 Fund(2)+
Target 2015 Fund(2)+
Target 2020 Fund(2)+
Target 2025 Fund(2)+
Target 2030 Fund(2)+
Target 2035 Fund(2)+
Target 2040 Fund(2)+
Target 2045 Fund(2)+
Target 2050 Fund(2)+

MONEY MARKET FUNDS

100% Treasury Money Market Fund(1)
California Tax-Free Money Market Fund
California Tax-Free Money Market Trust
Cash Investment Money Market Fund
Government Money Market Fund(1)
Heritage Money Market Fund+
Minnesota Money Market Fund
Money Market Fund
Money Market Trust
Municipal Money Market Fund
National Tax-Free Money Market Fund
National Tax-Free Money Market Trust
Overland Express Sweep Fund+
Prime Investment Money Market Fund
Treasury Plus Money Market Fund(1)

VARIABLE TRUST FUNDS(3)

VT Asset Allocation Fund
VT C&B Large Cap Value Fund
VT Discovery Fund+
VT Equity Income Fund
VT International Core Fund
VT Large Company Core Fund
VT Large Company Growth Fund
VT Money Market Fund
VT Opportunity Fund+
VT Small Cap Growth Fund
VT Small/Mid Cap Value Fund
VT Total Return Bond Fund

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE WELLS FARGO ADVANTAGE MONEY MARKET FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A MONEY MARKET FUND.

----------
(1.) The U.S. government guarantee applies to certain of the underlying securities and NOT to shares of the Fund.

(2.) The full name of this Fund series is the Wells Fargo Advantage Dow Jones
     Target Date Funds(SM).

(3.) The Variable Trust Funds are generally available only through insurance company variable contracts.

+ In this report, the WELLS FARGO ADVANTAGE DISCOVERY FUND(SM), WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND(SM), WELLS FARGO ADVANTAGE ENTERPRISE FUND(SM), WELLS FARGO ADVANTAGE OPPORTUNITY FUND(SM), WELLS FARGO ADVANTAGE SOCIAL SUSTAINABILITY FUND(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER EQUITY PORTFOLIO(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH BALANCED PORTFOLIO(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER MODERATE BALANCED PORTFOLIO(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER TACTICAL EQUITY PORTFOLIO(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET TODAY FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2010 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2015 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2020 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2025 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2030 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2035 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2040 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2045 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2050 FUND(SM), WELLS FARGO ADVANTAGE HERITAGE MONEY MARKET FUND(SM), WELLS FARGO ADVANTAGE OVERLAND EXPRESS SWEEP FUND(SM), WELLS FARGO ADVANTAGE VT DISCOVERY FUND(SM), AND WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND(SM) are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Heritage Money Market Fund, Overland Express Sweep Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

                 2 Wells Fargo Advantage Municipal Income Funds


                                                          Letter to Shareholders

(PHOTO OF KARLA M. RABUSCH)

KARLA M. RABUSCH,
PRESIDENT
WELLS FARGO ADVANTAGE FUNDS

THE RECENT 12-MONTH PERIOD WAS ONE OF THE MOST EXTRAORDINARY PERIODS ON RECORD FOR JUST ABOUT EVERY ASSET CLASS. HOWEVER, ON THE WHOLE MOST INVESTMENT-GRADE, FIXED-INCOME SECTORS PRODUCED POSITIVE RETURNS.

Dear Valued Shareholder,

We're pleased to offer you this annual report for the Wells Fargo Advantage Municipal Income Funds that covers the 12-month period that ended June 30, 2009. The recent 12-month period was one of the most extraordinary periods on record for just about every asset class.

Credit markets started to build a recovery after the collapse of Bear Stearns in March 2008. In the spring of 2008, investor confidence appeared to be improving in response to the government's interventions aimed at preventing systemic risk to the financial system. However, by late summer, credit conditions began to come under pressure again, leading to a historic sequence of events in the fall of 2008. Systemic asset risk rippled through the financial system in September 2008, resulting in extraordinary risk aversion and necessitating extensive policy interventions by the U.S. government. The negative effects to the markets were felt for several months before fixed income markets and equity securities began to improve in the spring of 2009. The 12-month period ended with improving investor confidence in the credit system and in fixed income securities but with several analysts still cautious about the prospects of emerging from the current recessionary conditions.

HISTORIC MARKET EVENTS TOOK PLACE IN THE FALL OF 2008.

Several years of financial innovation came to a grinding halt in the fall of 2008 as major investment banks became casualties of their own creations. Much of the exorbitant securitization and repackaging of mortgage debt in recent years proved both excessive and heedless. Consequently, the sharp upsurge in housing prices of prior years met with an equally powerful correction of those values and culminated in the deterioration of asset values across a broad swath of the securities market. There were certainly many riskier assets that had been overvalued during the housing boom that were deservedly marked down, but any hopes that their effects could be contained from contaminating the broader markets were all but extinguished in the fall of 2008.

A global credit crisis ensued in mid-September which touched off several weeks of historic market volatility. Merrill Lynch was taken over by Bank of America in a peremptory deal to stave off insolvency. However, the government did not intervene on behalf of Lehman Brothers as it did with Bear Stearns, and consequently the firm had to declare bankruptcy. This resulted in a tremendous escalation of counterparty risk in the markets, meaning that investors became highly skeptical of financial institutions.

The sudden demise of two major U.S. investment banks over a single weekend drove volatility to historic levels during the subsequent trading week. Over the following weeks, a number of financial institutions were pressured by declines in their portfolio values as several securities were besieged by uncertainty and the abandonment of credit risk. These strains to the financial markets commanded a rapid deployment of unprecedented policy interventions by the U.S. government. In addition to the conventional tools, such as lowering the federal funds rate, the

                 Wells Fargo Advantage Municipal Income Funds 3


Letter to Shareholders

Fed increased its use of liquidity facilities to inject capital directly into the financial system. All of these actions were aimed at two major initiatives: stabilizing the housing market and rebuilding confidence in the credit system. Both of these conditions likely need to be met before economic recovery can begin.

CONFIDENCE IN FINANCIAL INSTITUTIONS GREATLY IMPROVED IN 2009.

In the early months of 2009, concerns over deflationary pressures were rampant. Investors were still wary of market risks, deepening economic declines, and whether government interventions would be effective in bolstering the financial system. The deflationary sentiments appeared to diminish after the March 18 meeting of the Federal Open Markets Committee (FOMC), in which the committee indicated quite demonstratively that the Fed intended to deploy every available resource to pump liquidity into the financial system until the United States is satisfactorily through this recessionary cycle. Consequently, inflation expectations began to increase and investors looked toward the beginnings of an expansionary cycle. Whether economic conditions would improve in the near term was not as important to the markets as the basic understanding that they would likely not get any worse. With this understanding, suddenly several securities that had been priced for the worst case scenarios became attractively undervalued in the assessment of many investors. Both equity markets and non-U.S. Treasury fixed-income markets rallied for the next couple of months.

An additional positive signal for the credit markets came from the government's stress test assessments for financial institutions. These were used to measure the capital requirements needed by individual financial institutions to withstand further credit market stress. Once these numbers were known, most financial institutions quickly raised capital which inspired confidence in the broader financial system. The stabilization of market capitalizations for several major financial companies was tremendously encouraging for the markets. In fact, several banks began to pay back money borrowed from the government through the TARP (Troubled Asset Recovery Program). These events signaled to the fixed income markets that the worst case scenarios for security defaults were no longer as likely to occur.

MUNICIPAL BOND MARKETS IMPROVED DURING THE LAST FOUR MONTHS.

Municipal bond markets were in sharp decline in the second half of 2008. The ratio of municipal bond yields to U.S. Treasuries hit all-time highs during the fourth quarter of 2008, as investors fled to the quality of U.S. issued debt and shunned just about every fixed income class not backed by the U.S. government. Municipal debt fell out of favor for a handful of reasons. One primary cause was the decline of monoline insurance companies which had historically insured municipal bonds. Several of these companies were downgraded below the investment-grade quality of the debt they were insuring, which essentially made their insurance worthless. Tandem to these effects were the strains put on state balance sheets due to the effects of the housing declines and diminishing tax-revenue bases of their communities. Consequently, the factors affecting the municipal bond market--combined with broad risk aversion--negatively impacted municipal bonds during the last six months of 2008.

                 4 Wells Fargo Advantage Municipal Income Funds


                                                          Letter to Shareholders

ONGOING GOVERNMENT SUPPORT OF THE CREDIT MARKETS SPURRED RALLIES IN THE RISKIER AREAS OF FIXED INCOME MARKETS. LOWER-QUALITY AND MID-QUALITY FIXED INCOME SECURITIES RALLIED OVER THE LAST FOUR MONTHS OF THE PERIOD.

However, investor confidence sharply improved across the broader fixed income markets in 2009. Ongoing government support of the credit markets spurred rallies in the riskier areas of fixed income markets. Lower-quality and mid-quality fixed income securities rallied over the last four months of the period. In general, the fixed income sectors that came under the most pressure during the credit crisis responded the strongest during the fixed income rallies in March, April, May, and June of 2009. Municipal bonds, which had been generally priced for the worst-case scenarios in late 2008, rebounded quite nicely in the first half of 2009. The Barclays Capital Municipal Bond Index(1) returned 6.43% over the six months ending June 30, 2009 resulting in positive performance of 3.77% for the 12-month period.

Municipal bond yield ratios to U.S. Treasuries returned to more normal levels by the end of the period as municipal bonds largely outperformed Treasuries. By the end of the period investor confidence in municipal debt had improved considerably, however lingering concerns over ongoing economic challenges tempered some of the building optimism. The period ended with a wide dispersion of yields across the credit quality tiers, meaning the difference between BBB-rated debt and AAA-rated debt was much higher than normal levels and wider than the levels from one year prior. These relationships demonstrate the increased level of risk aversion but also the increasing opportunity for varying levels of yield in the municipal bond market.

DON'T LET SHORT-TERM VOLATILITY DERAIL LONG-TERM INVESTMENT GOALS.

Although periods of volatility can present challenges, experience has taught us that maintaining a long-term investment strategy based on individual goals and risk tolerance can be an effective way to plan for the future.

As a whole, WELLS FARGO ADVANTAGE FUNDS represent investments across a broad range of asset classes and investment styles, giving you an opportunity to create a diversified investment portfolio. Although diversification may not prevent losses in a downturn, it may help to reduce them and provide you with one way of managing risk. Our diverse family of mutual funds may also help. We offer more than 110 Funds that cover a broad spectrum of investment styles and asset classes.

Thank you for choosing WELLS FARGO ADVANTAGE FUNDS. We appreciate your confidence in us. Through each market cycle, we are committed to helping you meet your financial needs. If you have any questions about your investment, please contact your investment professional or call us at 1-800-222-8222. You may also want to visit our Web site at www.wellsfargo.com/advantagefunds.

Sincerely,


/s/ Karla M. Rabusch

Karla M. Rabusch
President
WELLS FARGO ADVANTAGE FUNDS

----------
(1.) The Barclays Capital Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an Index.

                                          THIS PAGE IS INTENTIONALLY LEFT BLANK.

                 6 Wells Fargo Advantage Municipal Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE CALIFORNIA LIMITED-TERM TAX-FREE FUND

INVESTMENT OBJECTIVE

THE WELLS FARGO ADVANTAGE CALIFORNIA LIMITED-TERM TAX-FREE FUND (the Fund) seeks current income exempt from federal income tax and California individual income tax, consistent with capital preservation.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Julio C. Bonilla, CFA
Stephen Galiani

FUND INCEPTION

November 18, 1992

PERFORMANCE SUMMARY

12-MONTH TOTAL RETURN AS OF JUNE 30, 2009
(EXCLUDING SALES CHARGES)

CALIFORNIA LIMITED-TERM TAX-FREE FUND             1-Year
-------------------------------------             ------
Class A                                           3.77%
Barclays Capital 3-Year Municipal Bond Index(1)   6.72%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE-www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 3.00%. NET AND GROSS EXPENSE RATIOS FOR CLASS A SHARES ARE 0.85% AND 0.95%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH OCTOBER 31, 2009, TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THE NET OPERATING EXPENSE RATIO SHOWN.

GROWTH OF $10,000 INVESTMENT(2)
(AS OF JUNE 30, 2009)

                              (PERFORMANCE GRAPH)

                                             WELLS FARGO ADVANTAGE
                WELLS FARGO ADVANTAGE       CALIFORNIA LIMITED-TERM
             CALIFORNIA LIMITED-TERM TAX-   TAX-FREE ADMINISTRATOR    BARCLAYS CAPITAL 3-YEAR
                   FREE FUND CLASS A                 CLASS              MUNICIPAL BOND INDEX
             ----------------------------   -----------------------   -----------------------
 6/30/1999                9697                       10000                   $10,000
 7/31/1999                9756                       10053                   $10,050
 8/31/1999                9739                       10034                   $10,062
 9/30/1999                9778                       10085                   $10,100
10/31/1999                9751                       10058                   $10,101
11/30/1999                9801                       10101                   $10,145
12/31/1999                9765                       10074                   $10,129
 1/31/2000                9797                       10107                   $10,147
 2/29/2000                9838                       10151                   $10,179
 3/31/2000                9912                       10230                   $10,232
 4/30/2000                9889                       10206                   $10,233
 5/31/2000                9908                       10226                   $10,244
 6/30/2000               10053                       10379                   $10,373
 7/31/2000               10130                       10461                   $10,457
 8/31/2000               10238                       10574                   $10,537
 9/30/2000               10214                       10550                   $10,540
10/31/2000               10262                       10602                   $10,599
11/30/2000               10310                       10652                   $10,642
12/31/2000               10430                       10779                   $10,760
 1/31/2001               10556                       10901                   $10,924
 2/28/2001               10576                       10923                   $10,966
 3/31/2001               10607                       10968                   $11,043
 4/30/2001               10516                       10873                   $11,027
 5/31/2001               10598                       10960                   $11,128
 6/30/2001               10657                       11023                   $11,177
 7/31/2001               10748                       11119                   $11,268
 8/31/2001               10870                       11249                   $11,385
 9/30/2001               10876                       11245                   $11,442
10/31/2001               10955                       11340                   $11,516
11/30/2001               10897                       11269                   $11,480
12/31/2001               10868                       11250                   $11,469
 1/31/2002               10992                       11370                   $11,615
 2/28/2002               11081                       11465                   $11,702
 3/31/2002               10877                       11263                   $11,528
 4/30/2002               11041                       11436                   $11,697
 5/31/2002               11132                       11521                   $11,765
 6/30/2002               11190                       11595                   $11,866
 7/31/2002               11279                       11690                   $11,959
 8/31/2002               11380                       11786                   $12,035
 9/30/2002               11532                       11947                   $12,130
10/31/2002               11352                       11770                   $12,064
11/30/2002               11364                       11785                   $12,067
12/31/2002               11528                       11948                   $12,240
 1/31/2003               11497                       11918                   $12,279
 2/28/2003               11595                       12023                   $12,358
 3/31/2003               11574                       12015                   $12,344
 4/30/2003               11627                       12063                   $12,377
 5/31/2003               11746                       12190                   $12,473
 6/30/2003               11720                       12166                   $12,453
 7/31/2003               11519                       11968                   $12,341
 8/31/2003               11581                       12025                   $12,403
 9/30/2003               11765                       12221                   $12,589
10/31/2003               11730                       12187                   $12,530
11/30/2003               11773                       12235                   $12,542
12/31/2003               11798                       12263                   $12,568
 1/31/2004               11842                       12312                   $12,612
 2/29/2004               11940                       12419                   $12,719
 3/31/2004               11896                       12375                   $12,685
 4/30/2004               11729                       12212                   $12,557
 5/31/2004               11708                       12182                   $12,507
 6/30/2004               11733                       12210                   $12,529
 7/31/2004               11825                       12311                   $12,622
 8/31/2004               11975                       12472                   $12,756
 9/30/2004               12013                       12515                   $12,770
10/31/2004               12063                       12570                   $12,806
11/30/2004               11986                       12492                   $12,744
12/31/2004               12094                       12609                   $12,794
 1/31/2005               12108                       12639                   $12,776
 2/28/2005               12075                       12593                   $12,738
 3/31/2005               12021                       12539                   $12,696
 4/30/2005               12125                       12653                   $12,760
 5/31/2005               12175                       12708                   $12,783
 6/30/2005               12226                       12765                   $12,850
 7/31/2005               12171                       12709                   $12,819
 8/31/2005               12232                       12789                   $12,861
 9/30/2005               12210                       12768                   $12,868
10/31/2005               12178                       12736                   $12,848
11/30/2005               12193                       12754                   $12,860
12/31/2005               12260                       12815                   $12,905
 1/31/2006               12278                       12848                   $12,933
 2/28/2006               12305                       12879                   $12,944
 3/31/2006               12276                       12851                   $12,920
 4/30/2006               12283                       12860                   $12,942
 5/31/2006               12338                       12920                   $12,988
 6/30/2006               12297                       12879                   $12,964
 7/31/2006               12403                       12994                   $13,052
 8/31/2006               12522                       13122                   $13,154
 9/30/2006               12569                       13175                   $13,215
10/31/2006               12606                       13216                   $13,254
11/30/2006               12654                       13269                   $13,301
12/31/2006               12655                       13272                   $13,298
 1/31/2007               12656                       13276                   $13,298
 2/28/2007               12726                       13340                   $13,388
 3/31/2007               12740                       13369                   $13,427
 4/30/2007               12778                       13412                   $13,454
 5/31/2007               12768                       13403                   $13,453
 6/30/2007               12757                       13394                   $13,463
 7/31/2007               12820                       13463                   $13,549
 8/31/2007               12846                       13493                   $13,625
 9/30/2007               12934                       13589                   $13,719
10/31/2007               12974                       13634                   $13,786
11/30/2007               13024                       13691                   $13,892
12/31/2007               13040                       13709                   $13,963
 1/31/2008               13219                       13889                   $14,261
 2/29/2008               12993                       13664                   $14,071
 3/31/2008               13086                       13765                   $14,275
 4/30/2008               13138                       13823                   $14,259
 5/31/2008               13203                       13895                   $14,309
 6/30/2008               13151                       13841                   $14,214
 7/31/2008               13226                       13924                   $14,388
 8/31/2008               13316                       14022                   $14,523
 9/30/2008               13113                       13808                   $14,349
10/31/2008               12981                       13682                   $14,373
11/30/2008               13063                       13758                   $14,601
12/31/2008               13015                       13709                   $14,734
 1/31/2009               13398                       14121                   $15,011
 2/28/2009               13425                       14151                   $14,983
 3/31/2009               13428                       14158                   $15,077
 4/30/2009               13548                       14289                   $15,123
 5/31/2009               13631                       14380                   $15,142
 6/30/2009               13646                       14398                   $15,169

----------
(1.) Barclays Capital 3-Year Municipal Bond Index is the 3-year component of the
     Barclays Capital Municipal Bond Index, which is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an Index.

(2.) The chart compares the performance of the WELLS FARGO ADVANTAGE CALIFORNIA
     LIMITED-TERM TAX-FREE FUND Class A and Administrator Class shares for the most recent ten years with the Barclays Capital 3-Year Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A and Administrator Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 3.00%.

                 Wells Fargo Advantage Municipal Income Funds 7


Performance Highlights (Unaudited)

         WELLS FARGO ADVANTAGE CALIFORNIA LIMITED-TERM TAX-FREE FUND (CONTINUED)

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

- The underperformance of California municipal bonds relative to national municipal bonds was a significant factor in the Fund's performance relative to its benchmark, which is a national municipal bond index.

- The Fund's weighting of 12% to 14% in bonds rated in thelowest, investment-grade category hurt Fund performance during the first six months of the period and helped the Fund's performance in the final six months of the period; the overall impact on Fund performance was negative. Pre-refunded and escrowed-to-maturity bonds backed by U.S. Treasuries were the best performing bonds during the period and was also reflective of the general search for quality that we saw during the first half of the 12-month period.

- The Fund maintained limited exposure to California state general obligation bonds and related state level credits such as the California State Public Works Board Lease Revenue bonds, which depend on state appropriations.

RISK AVERSION DURING THE FIRST HALF OF THE PERIOD GAVE WAY TO A RENEWED APPETITE FOR RISK DURING THE SECOND HALF OF THE PERIOD.

For the first half of the Fund's fiscal year--the last six months of the calendar year of 2008--risk aversion was a key theme in the fixed income markets as investors continued to react to the housing market collapse and the sell-off in the stock market. The search for quality picked up steam as signs of an economic recession became more evident, and accelerated following the Lehman Brothers collapse in September 2008. For the first six months of the 12-month period, yields on U.S. Treasury bills, notes, and bonds declined substantially. Yields on the highest-grade municipal bonds with maturities of ten years or less also declined, though to a lesser extent than the U.S. Treasury yields; the biggest declines were in the shortest maturities, while yields on longer-maturity municipal bonds actually rose slightly. As a result of this combination of underperformance and yield-curve steepening, the relative yields on the highest-quality municipals reached historically high levels in comparison to U.S. Treasury obligations.

Medium and lower-quality municipal bonds fared worse than high-grade bonds as spreads widened, reflecting investors' risk aversion and concerns that the accelerating economic decline would negatively impact revenues for many municipalities. As yields on long-term municipal bonds increased and the prices decreased, further selling by leveraged investors hastened the declines, and the subsequent negative returns led to large redemptions by mutual fund investors, which resulted in even further selling.

                 8 Wells Fargo Advantage Municipal Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE CALIFORNIA LIMITED-TERM TAX-FREE FUND (CONTINUED)

EFFECTIVE MATURITY DISTRIBUTION(3)
(AS OF JUNE 30, 2009)

                                   (PIE CHART)

1-3 Years     (29%)
5-10 Years    (20%)
20+ Years      (2%)
0-1 Year       (4%)
3-5 Years     (38%)
10-20 Years    (7%)

By the end of 2008, the Fed had lowered the federal funds rate from 2.00% to a range of 0-0.25%, and the newly-elected Obama administration began promoting a massive economic stimulus package. The historically-high relative yields on municipal bonds in general, and the high-absolute yields on medium- grade municipals, began to draw investors back into the market. As fears subsided and municipal bond returns improved, cash flows for mutual funds once again turned positive. For the second half of the Fund's fiscal year--the first six months of the calendar year of 2009--returns on municipal bonds were positive across the entire yield curve. However, at the end of the period investors' appetite for risk remained subdued, as evidenced by the low price of municipals relative to U.S. Treasury securities, and by the unusually wide spreads between higher and lower quality municipal bonds.

California municipal bonds generally underperformed the national municipal bond market during the second half of the 12-month period as the state's political, fiscal, and cash flow problems remained in the news. Initial enthusiasm following the passage in January 2009 of a balanced budget extending through the end of fiscal year 2010 quickly evaporated as the state's revenues came in substantially below forecast. By early March 2009, California's general obligation bonds were trading at historically wide spreads compared to high-grade municipals. The state's success at accessing the market in March resulted in a temporary relative-value rally, but continued fiscal deterioration--coupled with voters' rejection in May 2009 of a series of ballot measures designed to balance the budget--led to a further sell-off of the state's obligations. Shortly after the close of the Fund's fiscal year on June 30, 2009, California began issuing IOU's to its vendors and contractors in order to preserve cash; the legislature remained deadlocked and unable to produce a balanced budget. As a result, California municipal bonds--both State and local issues--remained under pressure. The underperformance of California municipal bonds relative to national municipals was a significant factor in the Fund's performance relative to its benchmark, which is a national municipal bond index. Our overweight in California revenue bonds helped Fund performance during the 12-month period.

----------
(3.) The ratings indicated are from Standard & Poor's and/or Moody's Investors
     Service. Credit quality and effective maturity are calculated based on the total investments of the Fund, excluding cash and cash equivalents. It is subject to change and may have changed since the date specified.

                 Wells Fargo Advantage Municipal Income Funds 9


Performance Highlights (Unaudited)

         WELLS FARGO ADVANTAGE CALIFORNIA LIMITED-TERM TAX-FREE FUND (CONTINUED)

FOR MOST OF THE FUND'S 12-MONTH PERIOD, WE MAINTAINED A CONSERVATIVE, DEFENSIVE STANCE.

Beginning in January 2009, we pared back the duration to about 94% of that of the benchmark, and gradually reduced this number to 91% by the end of the 12-month period.

Prerefunded and escrowed-to-maturity bonds backed by U.S. Treasuries were the best performing bonds during the period as the "flight to quality" trade had many investors searching for the highest quality bonds. We increased the Fund's holdings of this sector early in 2008 to 25% of the portfolio and maintained this overweight throughout the third quarter of 2008. Then we began to sell into the strength of the sector. By the end of 2008, the Fund's commitment to this sector had been reduced to 15% of the portfolio, and by the end of the 12-month period, it was further reduced to 7%.

CREDIT QUALITY(3)
(AS OF JUNE 30, 2009)

                                   (PIE CHART)

A         (25%)
AAA       (25%)
AA        (33%)
BBB       (10%)
Unrated    (7%)

For the entire period, the Fund maintained a weighting of 12%-14% of the portfolio in bonds rated in the lowest, investment-grade category, that is, Baa by Moody's Investors Service and/or BBB by Standard & Poor's or Fitch Ratings. This weighting hurt the Fund's performance during the first six months of the fiscal year, as credit spreads widened considerably; then helped the Fund's performance in the final six months of the 12-month period, as spreads narrowed somewhat. The overall impact on the Fund's performance was negative.

During the entire period, the Fund maintained limited exposure, generally less than 3% of the portfolio, to California state general obligation bonds and related state level credits such as the California State Public Works Board Lease Revenue bonds, which depend on state appropriations. The reason for this stance was our belief that these credits would generally underperform based on the state's inability to satisfactorily resolve its fiscal problems; this conviction proved correct and our limited exposure was a positive factor in the Fund's performance relative to its peer group. During the last quarter of the 12-month period, we established additional positions in these credits, because, in our opinion, they were warranted by unusual spread widening; this increased the portfolio's holdings to nearly 5% of assets. We will continue to limit our total exposure, unless and until, we become convinced that California has made effective progress towards a longer-term solution of its fiscal situation.

                 10 Wells Fargo Advantage Municipal Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE CALIFORNIA LIMITED-TERM TAX-FREE FUND (CONTINUED)

EVEN THOUGH THE HOUSING MARKET IS SHOWING SIGNS OF HITTING BOTTOM AND FORWARD-LOOKING ECONOMIC INDICATORS ARE POINTING TO A POTENTIAL RECOVERY, WE BELIEVE THAT THE FED IS LIKELY TO REMAIN ON HOLD, IN TERMS OF THE FEDERAL FUNDS RATE, AT LEAST THROUGH THE END OF 2009.

In this environment, as the "flight-to-quality" trade gradually dissipates, we believe it is likely that yields on Treasury bonds could adjust upwards. While the unusually high relative yields on municipal bonds should, in our view, provide at least a partial degree of price protection in such an environment, the front end of the yield curve, where the Fund's investments are concentrated, would be more vulnerable to any future tightening moves by the Fed. In this environment, we are maintaining a more defensive modified duration of about 90% of that of the Fund's benchmark. We continue to focus on income as an important component of total return for this Fund.

Since the credit cycle typically lags the economic cycle, and state and local deficits historically have tended to peak during the first year of an economic recovery, we believe that municipal credits are likely to remain under pressure for the next 12 months, even in an environment of improving economic activity. Therefore, in the near term, we expect to retain our current bias towards higher-quality assets. We believe that the ability of municipal entities to maintain a positive credit profile will be more dependent upon local revenue trends and fiscal initiatives, rather than macro or sector trends, and so we anticipate that our focus will be on maintaining a diversified portfolio of high-quality issues rather than intentionally overweighting or underweighting sectors. As always, we continue to seek trading opportunities that might add relative value and improve total return.

                 Wells Fargo Advantage Municipal Income Funds 11


Performance Highlights (Unaudited)

         WELLS FARGO ADVANTAGE CALIFORNIA LIMITED-TERM TAX-FREE FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(4) (%) (AS OF JUNE 30, 2009)

                                         Including Sales Charge              Excluding Sales Charge          Expense Ratio
CALIFORNIA LIMITED-TERM            ----------------------------------  ----------------------------------  ----------------
TAX-FREE FUND                      6 Months*  1 Year  5 Year  10 Year  6 Months*  1 Year  5 Year  10 Year  Gross(5)  Net(6)
-------------                      ---------  ------  ------  -------  ---------  ------  ------  -------  --------  ------
Class A (SFCIX)                       1.69     0.64    2.45     3.16      4.85     3.77    3.07     3.48     0.95%    0.85%
Class C (SFCCX)                       3.56     1.99    2.30     2.66      4.56     2.99    2.30     2.66     1.70%    1.60%
Administrator Class (SCTIX)                                               5.02     4.03    3.35     3.71     0.87%    0.60%
Barclays Capital 3-Year Municipal
   Bond Index(1)                                                          2.95     6.72    3.90     4.25

*    Returns for periods of less than one year are not annualized.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 3.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Active trading results in increased turnover and trading expenses, and may generate higher short-term capital gains. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to California municipal securities risk, high-yield securities risk, and nondiversification risk. Consult the Fund's prospectus for additional information on these and other risks. A portion of the Fund's income may be subject to federal, state, and/or local income taxes or the alternative minimum tax (AMT). Any capital gains distributions may be taxable.

----------
(4.) Performance shown prior to the inception of Class C shares on August 30, 2002, reflects the performance of the Class A shares, adjusted to reflect Class C sales charges and expenses. Class A shares incepted on November 18, 1992.

(5.) Reflects the gross expense ratio as stated in the November 1, 2008, prospectus.

(6.) The investment adviser has contractually committed through October 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown. Without these reductions, the Fund's returns would have been lower.

                 12 Wells Fargo Advantage Municipal Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE CALIFORNIA TAX-FREE FUND

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE CALIFORNIA TAX-FREE FUND (the Fund) seeks current income exempt from federal income tax and California individual income tax.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGER

Stephen Galiani

FUND INCEPTION

October 6, 1988

PERFORMANCE SUMMARY

12-MONTH TOTAL RETURN AS OF JUNE 30, 2009
(EXCLUDING SALES CHARGES)

CALIFORNIA TAX-FREE FUND                  1-Year
------------------------                  ------
Class A                                    0.06%
Barclays Capital Municipal Bond Index(1)   3.77%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 4.50%. NET AND GROSS EXPENSE RATIOS FOR CLASS A SHARES ARE 0.80% AND 0.87%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH OCTOBER 31, 2009, TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE NECESSARY TO MAINTAIN THE NET OPERATING EXPENSE RATIO SHOWN.

                         GROWTH OF $10,000 INVESTMENT(2)
                              (AS OF JUNE 30, 2009)

                               (PREFORMANCE GRAPH)

             WELLS FARGO ADVANTAGE    WELLS FARGO ADVANTAGE
              CALIFORNIA TAX-FREE    CALIFORNIA TAX-FREE FUND   BARCLAYS CAPITAL MUNICIPAL BOND
                  FUND CLASS A         ADMINISTRATOR CLASS                   INDEX
             ---------------------   ------------------------   -------------------------------
 6/30/1999            9549                        10000                      10,000
 7/31/1999            9579                        10032                      10,036
 8/31/1999            9467                         9916                       9,956
 9/30/1999            9478                         9918                       9,960
10/31/1999            9340                         9777                       9,852
11/30/1999            9448                         9900                       9,957
12/31/1999            9335                         9783                       9,882
 1/31/2000            9285                         9733                       9,838
 2/29/2000            9448                         9895                       9,953
 3/31/2000            9686                        10155                      10,169
 4/30/2000            9600                        10057                      10,109
 5/31/2000            9559                        10025                      10,057
 6/30/2000            9845                        10316                      10,323
 7/31/2000           10005                        10485                      10,467
 8/31/2000           10221                        10722                      10,628
 9/30/2000           10160                        10651                      10,573
10/31/2000           10231                        10736                      10,688
11/30/2000           10319                        10829                      10,769
12/31/2000           10613                        11130                      11,035
 1/31/2001           10657                        11187                      11,145
 2/28/2001           10696                        11230                      11,180
 3/31/2001           10759                        11287                      11,281
 4/30/2001           10603                        11125                      11,159
 5/31/2001           10722                        11262                      11,280
 6/30/2001           10783                        11327                      11,355
 7/31/2001           10951                        11505                      11,523
 8/31/2001           11197                        11765                      11,713
 9/30/2001           11162                        11729                      11,673
10/31/2001           11274                        11848                      11,812
11/30/2001           11189                        11752                      11,713
12/31/2001           11059                        11627                      11,602
 1/31/2002           11203                        11780                      11,803
 2/28/2002           11313                        11898                      11,944
 3/31/2002           11070                        11644                      11,710
 4/30/2002           11244                        11829                      11,938
 5/31/2002           11330                        11910                      12,011
 6/30/2002           11394                        11990                      12,139
 7/31/2002           11512                        12115                      12,295
 8/31/2002           11671                        12284                      12,443
 9/30/2002           11952                        12580                      12,715
10/31/2002           11693                        12310                      12,504
11/30/2002           11678                        12286                      12,452
12/31/2002           11893                        12526                      12,714
 1/31/2003           11833                        12456                      12,683
 2/28/2003           11989                        12621                      12,860
 3/31/2003           11992                        12627                      12,868
 4/30/2003           12109                        12752                      12,953
 5/31/2003           12354                        13024                      13,256
 6/30/2003           12280                        12938                      13,199
 7/31/2003           11836                        12473                      12,737
 8/31/2003           11933                        12578                      12,832
 9/30/2003           12255                        12920                      13,210
10/31/2003           12206                        12870                      13,144
11/30/2003           12360                        13035                      13,280
12/31/2003           12432                        13114                      13,391
 1/31/2004           12478                        13166                      13,467
 2/29/2004           12708                        13411                      13,670
 3/31/2004           12645                        13346                      13,622
 4/30/2004           12303                        12989                      13,300
 5/31/2004           12272                        12959                      13,252
 6/30/2004           12330                        13023                      13,299
 7/31/2004           12512                        13218                      13,475
 8/31/2004           12773                        13496                      13,744
 9/30/2004           12865                        13596                      13,817
10/31/2004           12981                        13720                      13,936
11/30/2004           12867                        13603                      13,822
12/31/2004           13035                        13783                      13,991
 1/31/2005           13198                        13959                      14,121
 2/28/2005           13162                        13922                      14,074
 3/31/2005           13071                        13830                      13,985
 4/30/2005           13316                        14091                      14,206
 5/31/2005           13446                        14232                      14,307
 6/30/2005           13529                        14334                      14,396
 7/31/2005           13483                        14277                      14,331
 8/31/2005           13638                        14444                      14,476
 9/30/2005           13496                        14296                      14,379
10/31/2005           13425                        14225                      14,291
11/30/2005           13496                        14303                      14,360
12/31/2005           13632                        14462                      14,483
 1/31/2006           13669                        14505                      14,522
 2/28/2006           13787                        14620                      14,620
 3/31/2006           13679                        14509                      14,519
 4/30/2006           13642                        14473                      14,514
 5/31/2006           13705                        14543                      14,580
 6/30/2006           13631                        14480                      14,524
 7/31/2006           13831                        14682                      14,697
 8/31/2006           14056                        14924                      14,915
 9/30/2006           14143                        15019                      15,019
10/31/2006           14220                        15117                      15,114
11/30/2006           14333                        15227                      15,239
12/31/2006           14300                        15196                      15,186
 1/31/2007           14276                        15173                      15,147
 2/28/2007           14438                        15348                      15,347
 3/31/2007           14401                        15312                      15,309
 4/30/2007           14452                        15370                      15,354
 5/31/2007           14376                        15306                      15,286
 6/30/2007           14298                        15212                      15,207
 7/31/2007           14390                        15313                      15,325
 8/31/2007           14287                        15207                      15,259
 9/30/2007           14482                        15418                      15,484
10/31/2007           14536                        15479                      15,553
11/30/2007           14576                        15524                      15,653
12/31/2007           14583                        15535                      15,696
 1/31/2008           14730                        15696                      15,894
 2/29/2008           13967                        14887                      15,166
 3/31/2008           14345                        15278                      15,600
 4/30/2008           14492                        15466                      15,782
 5/31/2008           14601                        15571                      15,878
 6/30/2008           14477                        15443                      15,699
 7/31/2008           14464                        15432                      15,758
 8/31/2008           14629                        15611                      15,943
 9/30/2008           13916                        14855                      15,195
10/31/2008           13522                        14438                      15,040
11/30/2008           13468                        14383                      15,088
12/31/2008           13402                        14317                      15,308
 1/31/2009           14131                        15097                      15,868
 2/28/2009           14213                        15187                      15,951
 3/31/2009           14117                        15088                      15,954
 4/30/2009           14471                        15469                      16,273
 5/31/2009           14713                        15731                      16,445
 6/30/2009           14485                        15491                      16,291

----------
(1.) Barclays Capital Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an Index.

(2.) The chart compares the performance of the WELLS FARGO ADVANTAGE CALIFORNIA
     TAX-FREE FUND Class A and Administrator Class shares for the most recent ten years with the Barclays Capital Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A and Administrator Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 4.50%.

                 Wells Fargo Advantage Municipal Income Funds 13


Performance Highlights (Unaudited)

                      WELLS FARGO ADVANTAGE CALIFORNIA TAX-FREE FUND (CONTINUED)

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

- The Fund underperformed its benchmark for the period, in part, because California municipal bonds underperformed national municipals and the Barclays Capital Municipal Bond Index is a national index.

- Pre-refunded and escrowed-to-maturity bonds backed by U.S. Treasuries were strong contributors to the Fund's performance and was also reflective of the general search for quality that we saw during the first half of the 12-month period.

- Our overweight in bonds rated in the lower, investment-grade category hurt Fund performance during the first six months of the period and helped Fund performance during the last six months of the period.

RISK AVERSION DURING THE FIRST HALF OF THE PERIOD GAVE WAY TO A RENEWED APPETITE FOR RISK DURING THE SECOND HALF OF THE PERIOD.

For the first half of the Fund's fiscal year--the last six months of the calendar year of 2008--risk aversion was a key theme in the fixed income markets as investors continued to react to the housing market collapse and the sell-off in the stock market. The search for quality picked up steam as signs of an economic recession became more evident, and accelerated following the Lehman Brothers collapse in September 2008. For the first six months of the 12-month period, yields on U.S. Treasury bills, notes, and bonds declined substantially. Yields on the highest-grade municipal bonds with maturities of ten years or less also declined, though to a lesser extent than the U.S. Treasury yields; the biggest declines were in the shortest maturities, while yields on longer-maturity municipal bonds actually rose slightly. As a result of this combination of underperformance and yield-curve steepening, the relative yields on the highest-quality municipals reached historically high levels in comparison to U.S. Treasury obligations.

Medium and lower-quality municipal bonds fared worse than high-grade bonds as spreads widened, reflecting investors' risk aversion and concerns that the accelerating economic decline would negatively impact revenues for many municipalities. As yields on long-term municipal bonds increased and the prices decreased, further selling by leveraged investors hastened the declines, and the subsequent negative returns led to large redemptions by mutual fund investors, which resulted in even further selling.

                        EFFECTIVE MATURITY DISTRIBUTION(3)
                              (AS OF JUNE 30, 2009)

                                   (PIE CHART)

20+ Years     (26%)
0-1 Year       (4%)
1-3 Years      (4%)
3-5 Years      (4%)
10-20 Years   (49%)
5-10 Years    (13%)

----------
(3.) The ratings indicated are from Standard & Poor's and/or Moody's Investors
     Service. Credit quality and effective maturity are calculated based on the total investments of the Fund, excluding cash and cash equivalents. It is subject to change and may have changed since the date specified.

                 14 Wells Fargo Advantage Municipal Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE CALIFORNIA TAX-FREE FUND (CONTINUED)

By the end of 2008, the Fed had lowered the federal funds rate from 2.00% to a range of 0-0.25%, and the newly-elected Obama administration began promoting a massive economic stimulus package. The historically-high relative yields on municipal bonds in general, and the high-absolute yields on medium- grade municipals, began to draw investors back into the market. As fears subsided and municipal bond returns improved, cash flows for mutual funds once again turned positive. For the second half of the Fund's fiscal year--the first six months of the calendar year of 2009--returns on municipal bonds were positive across the entire yield curve. However, at the end of the period investors' appetite for risk remained subdued, as evidenced by the low price of municipals relative to U.S. Treasury securities, and by the unusually wide spreads between higher and lower quality municipal bonds.

California municipal bonds generally underperformed the national municipal bond market during the second half of the 12-month period as the state's political, fiscal, and cash flow problems remained in the news. Initial enthusiasm following the passage in January 2009 of a balanced budget extending through the end of fiscal year 2010 quickly evaporated as the state's revenues came in substantially below forecast. By early March 2009, California's general obligation bonds were trading at historically wide spreads compared to high-grade municipals. The state's success at accessing the market in March resulted in a temporary relative-value rally, but continued fiscal deterioration--coupled with voters' rejection in May 2009 of a series of ballot measures designed to balance the budget--led to a further sell-off of the state's obligations. Shortly after the close of the Fund's fiscal year on June 30, 2009, California began issuing IOU's to its vendors and contractors in order to preserve cash; the legislature remained deadlocked and unable to produce a balanced budget. As a result, California municipal bonds--both State and local issues--remained under pressure. The underperformance of California municipal bonds relative to national municipals was a significant factor in the Fund's performance relative to its benchmark, which is a national municipal bond index. Our overweight in California revenue bonds helped Fund performance during the 12-month period.

THROUGHOUT THE 12-MONTH PERIOD, THE FUND WAS OVERWEIGHTED IN BONDS RATED IN THE LOWEST, INVESTMENT-GRADE CATEGORY.

During the first half of the 12-month reporting period, we maintained a conservative, defensive stance. The Fund had a lower modified duration than the benchmark until December 2008, then, following the municipal market's substantial underperformance, we extended the Fund's duration to a level higher than the Fund's benchmark, which was maintained throughout the rest of the 12-month period.

                Wells Fargo Advantage Municipal Income Funds 15


Performance Highlights (Unaudited)

                      WELLS FARGO ADVANTAGE CALIFORNIA TAX-FREE FUND (CONTINUED)

Pre-refunded and escrowed-to-maturity bonds backed by U.S. Treasuries were the best performing bonds during the period as the "flight to quality" trade had many investors searching for the highest quality bonds. We had increased the Fund's holdings of this sector early in 2008 and maintained this overweight into the second half of the Fund's 12-month period when we began to sell into the strength of the sector. By the end of the period, the Fund was underweight, at 8% compared to a 12% weighting for the benchmark.

CREDIT QUALITY(3)
(AS OF JUNE 30, 2009)

                                   (PIE CHART)

A         (27%)
AA        (31%)
AAA       (23%)
BBB       (13%)
Cash       (1%)
Unrated    (5%)

For the entire period, the Fund was overweighted in bonds rated in the lowest, investment-grade category, that is, Baa by Moody's Investors Service and/or BBB by Standard & Poor's or Fitch Ratings. At the beginning of the period, the weighting was about 16%; this hurt the Fund's performance during the first six months of the period because credit spreads widened considerably; this position helped the Fund's performance in the final six months of the period because spreads narrowed somewhat. The overall impact on the Fund's performance was negative. By the end of the period, we had sold some of the weakest credits in this ratings category and had lowered our weighting to about 13% compared to a 8% weighting for the benchmark.

During the entire period, the Fund maintained limited exposure, generally less than 5% of the portfolio, to California's general obligation bonds and related state level credits such as the California State Public Works Board Lease Revenue bonds, which depend on state appropriations. The reason for this stance was our belief that these credits would generally underperform, based on the state's inability to satisfactorily resolve its fiscal problems; this conviction proved correct and our limited exposure was a positive factor in the Fund's performance relative to its peer group. During the last quarter of the 12-month period, we established additional positions in these credits, because, in our opinion, they were warranted by unusual spread widening; this increased the portfolio's holdings to 6% of assets. We will continue to limit our total exposure, unless and until, we become convinced that the state has made effective progress towards a longer-term solution of its fiscal situation.

EVEN THOUGH THE HOUSING MARKET IS SHOWING SIGNS OF HITTING BOTTOM AND FORWARD-LOOKING ECONOMIC INDICATORS ARE POINTING TO A POTENTIAL RECOVERY, WE BELIEVE THAT THE FED IS LIKELY TO REMAIN ON HOLD, IN TERMS OF THE FEDERAL FUNDS RATE, AT LEAST THROUGH THE END OF 2009.

In this environment, as the "flight-to-quality" trade gradually dissipates, we believe it is likely that yields on Treasury bonds could adjust upwards, but the unusually high relative yields on municipal bonds should in our view provide at least a partial degree of price protection in an environment of mildly higher interest rates. Consequently, we are maintaining a modified duration longer than

                16 Wells Fargo Advantage Municipal Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE CALIFORNIA TAX-FREE FUND (CONTINUED)

that of the Fund's benchmark, but with a bias towards moving to a more neutral stance if the economic climate improves as we expect it to do; we will also continue to focus on income as an important component of expected total return.

Since the credit cycle typically lags the economic cycle, and state and local deficits historically have tended to peak during the first year of an economic recovery, we believe that municipal credits are likely to remain under pressure for the next 12 months, even in an environment of improving economic activity. Therefore, in the near term, we expect to retain our current bias towards higher-quality assets. We believe that the ability of municipal entities to maintain a positive credit profile will be more dependent upon local revenue trends and fiscal initiatives, rather than macro or sector trends, and so we anticipate that our focus will be on maintaining a diversified portfolio of high-quality issues rather than intentionally overweighting or underweighting sectors. As always, we continue to seek trading opportunities that might add relative value and improve total return.

                Wells Fargo Advantage Municipal Income Funds 17


Performance Highlights (Unaudited)

                      WELLS FARGO ADVANTAGE CALIFORNIA TAX-FREE FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN (%) (AS OF JUNE 30, 2009)

                                                Including Sales Charge              Excluding Sales Charge          Expense Ratio
                                          ----------------------------------  ----------------------------------  ----------------
CALIFORNIA TAX-FREE FUND                  6 Months*  1 Year  5 Year  10 Year  6 Months*  1 Year  5 Year  10 Year  Gross(4)  Net(5)
------------------------                  ---------  ------  ------  -------  ---------  ------  ------  -------  --------  ------
Class A (SCTAX)                              3.25    (4.43)   2.33     3.78      8.08     0.06    3.27     4.26     0.87%    0.80%
Class B** (SGCBX)                            2.67    (5.69)   2.15     3.69      7.67    (0.69)   2.52     3.69     1.62%    1.55%
Class C (SCTCX)                              6.78    (1.60)   2.52     3.46      7.78    (0.60)   2.52     3.46     1.62%    1.55%
Administrator Class (SGCAX)                                                      8.20     0.32    3.53     4.47     0.79%    0.55%
Barclays Capital Municipal Bond Index(1)                                         6.42     3.77    4.14     5.00

*    Returns for periods of less than one year are not annualized.

** Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 4.50%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to California municipal securities risk, high-yield securities risk, and nondiversification risk. Consult the Fund's prospectus for additional information on these and other risks. A portion of the Fund's income may be subject to federal, state, and/or local income taxes or the alternative minimum tax (AMT). Any capital gains distributions may be taxable.

----------
(4.) Reflects the gross expense ratio as stated in the November 1, 2008, prospectus.

(5.) The investment adviser has contractually committed through October 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown. Without these reductions, the Fund's returns would have been lower.

                18 Wells Fargo Advantage Municipal Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE COLORADO TAX-FREE FUND

INVESTMENT OBJECTIVE
The WELLS FARGO ADVANTAGE COLORADO
TAX-FREE FUND (the Fund) seeks current
income exempt from federal income tax
and Colorado individual income tax.

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUBADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Stephen Galiani
Adrian Van Poppel

FUND INCEPTION
June 1, 1993

PERFORMANCE SUMMARY

12-MONTH TOTAL RETURN AS OF JUNE 30, 2009
(EXCLUDING SALES CHARGES)

COLORADO TAX-FREE FUND                     1-Year
----------------------                     ------
Class A                                     0.51%
Barclays Capital Municipal Bond Index(1)    3.77%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 4.50%. NET AND GROSS EXPENSE RATIOS FOR CLASS A SHARES ARE 0.85% AND 0.97%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH OCTOBER 31, 2009, TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THE NET OPERATING EXPENSE RATIO SHOWN.

GROWTH OF $10,000 INVESTMENT(2)
(AS OF JUNE 30, 2009)

                              (PERFORMANCE GRAPH)

              WELLS FARGO ADVANTAGE    WELLS FARGO ADVANTAGE
             COLORADO TAX-FREE FUND   COLORADO TAX-FREE FUND   BARCLAYS CAPITAL MUNICIPAL
                     CLASS A            ADMINISTRATOR CLASS            BOND INDEX
             ----------------------   ----------------------   --------------------------
 6/30/1999             9550                    10000                      10,000
 7/31/1999             9563                    10013                      10,036
 8/31/1999             9446                     9891                       9,956
 9/30/1999             9375                     9817                       9,960
10/31/1999             9249                     9684                       9,852
11/30/1999             9346                     9787                       9,957
12/31/1999             9226                     9671                       9,882
 1/31/2000             9127                     9557                       9,838
 2/29/2000             9303                     9741                       9,953
 3/31/2000             9529                     9988                      10,169
 4/30/2000             9467                     9913                      10,109
 5/31/2000             9365                     9807                      10,057
 6/30/2000             9633                    10097                      10,323
 7/31/2000             9795                    10267                      10,467
 8/31/2000             9988                    10459                      10,628
 9/30/2000             9913                    10391                      10,573
10/31/2000            10038              `     10511                      10,688
11/30/2000            10123                    10600                      10,769
12/31/2000            10494                    10988                      11,035
 1/31/2001            10564                    11073                      11,145
 2/28/2001            10631                    11132                      11,180
 3/31/2001            10720                    11225                      11,281
 4/30/2001            10529                    11025                      11,159
 5/31/2001            10637                    11149                      11,280
 6/30/2001            10745                    11262                      11,355
 7/31/2001            10956                    11472                      11,523
 8/31/2001            11189                    11716                      11,713
 9/30/2001            11129                    11664                      11,673
10/31/2001            11259                    11790                      11,812
11/30/2001            11157                    11683                      11,713
12/31/2001            11058                    11579                      11,602
 1/31/2002            11214                    11742                      11,803
 2/28/2002            11353                    11888                      11,944
 3/31/2002            11134                    11670                      11,710
 4/30/2002            11331                    11876                      11,938
 5/31/2002            11400                    11948                      12,011
 6/30/2002            11533                    12088                      12,139
 7/31/2002            11777                    12343                      12,295
 8/31/2002            11935                    12497                      12,443
 9/30/2002            12224                    12800                      12,715
10/31/2002            11976                    12540                      12,504
11/30/2002            11922                    12486                      12,452
12/31/2002            12191                    12771                      12,714
 1/31/2003            12127                    12707                      12,683
 2/28/2003            12292                    12882                      12,860
 3/31/2003            12282                    12874                      12,868
 4/30/2003            12371                    12970                      12,953
 5/31/2003            12630                    13244                      13,256
 6/30/2003            12527                    13139                      13,199
 7/31/2003            12129                    12724                      12,737
 8/31/2003            12255                    12859                      12,832
 9/30/2003            12565                    13187                      13,210
10/31/2003            12509                    13131                      13,144
11/30/2003            12646                    13278                      13,280
12/31/2003            12751                    13390                      13,391
 1/31/2004            12785                    13429                      13,467
 2/29/2004            12980                    13636                      13,670
 3/31/2004            12885                    13539                      13,622
 4/30/2004            12576                    13230                      13,300
 5/31/2004            12563                    13206                      13,252
 6/30/2004            12644                    13294                      13,299
 7/31/2004            12822                    13484                      13,475
 8/31/2004            13059                    13737                      13,744
 9/30/2004            13117                    13800                      13,817
10/31/2004            13199                    13890                      13,936
11/30/2004            13075                    13763                      13,822
12/31/2004            13232                    13930                      13,991
 1/31/2005            13328                    14034                      14,121
 2/28/2005            13273                    13979                      14,074
 3/31/2005            13186                    13890                      13,985
 4/30/2005            13379                    14096                      14,206
 5/31/2005            13476                    14201                      14,307
 6/30/2005            13559                    14292                      14,396
 7/31/2005            13507                    14240                      14,331
 8/31/2005            13641                    14385                      14,476
 9/30/2005            13550                    14292                      14,379
10/31/2005            13460                    14200                      14,291
11/30/2005            13506                    14251                      14,360
12/31/2005            13631                    14386                      14,483
 1/31/2006            13667                    14427                      14,522
 2/28/2006            13737                    14504                      14,620
 3/31/2006            13646                    14424                      14,519
 4/30/2006            13631                    14411                      14,514
 5/31/2006            13694                    14480                      14,580
 6/30/2006            13640                    14413                      14,524
 7/31/2006            13807                    14607                      14,697
 8/31/2006            14000                    14813                      14,915
 9/30/2006            14087                    14895                      15,019
10/31/2006            14150                    14964                      15,114
11/30/2006            14238                    15074                      15,239
12/31/2006            14210                    15034                      15,186
 1/31/2007            14192                    15018                      15,147
 2/28/2007            14331                    15182                      15,347
 3/31/2007            14328                    15183                      15,309
 4/30/2007            14377                    15223                      15,354
 5/31/2007            14307                    15153                      15,286
 6/30/2007            14249                    15094                      15,207
 7/31/2007            14327                    15180                      15,325
 8/31/2007            14242                    15093                      15,259
 9/30/2007            14454                    15321                      15,484
10/31/2007            14519                    15393                      15,553
11/30/2007            14540                    15419                      15,653
12/31/2007            14557                    15440                      15,696
 1/31/2008            14662                    15555                      15,894
 2/29/2008            13990                    14844                      15,166
 3/31/2008            14417                    15315                      15,600
 4/30/2008            14551                    15460                      15,782
 5/31/2008            14644                    15548                      15,878
 6/30/2008            14512                    15411                      15,699
 7/31/2008            14466                    15366                      15,758
 8/31/2008            14605                    15531                      15,943
 9/30/2008            13949                    14822                      15,195
10/31/2008            13734                    14613                      15,040
11/30/2008            13759                    14627                      15,088
12/31/2008            13672                    14537                      15,308
 1/31/2009            14177                    15077                      15,868
 2/28/2009            14171                    15074                      15,951
 3/31/2009            14196                    15103                      15,954
 4/30/2009            14437                    15363                      16,273
 5/31/2009            14652                    15596                      16,445
 6/30/2009            14586                    15528                      16,291

----------
(1.) Barclays Capital Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an Index.

(2.) The chart compares the performance of the WELLS FARGO ADVANTAGE COLORADO
     TAX-FREE FUND Class A and Administrator Class shares for the most recent ten years with the Barclays Capital Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A and Administrator Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 4.50%.

                 Wells Fargo Advantage Municipal Income Funds 19


Performance Highlights (Unaudited)

                        WELLS FARGO ADVANTAGE COLORADO TAX-FREE FUND (CONTINUED)

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

- The Colorado Tax-Free Fund underperformed its benchmark during the period. The Fund's lower exposure to longer-term maturities was a benefit because longer-term maturities generally underperformed. The Fund's lower allocation to 3 to 5 year maturities hurt the Fund's performance because this range was the best performing part of the yield curve. The Fund's shorter duration positioning detracted from relative performance by limiting the Fund's participation in the declining interest rate environment during the period.

- Aggressive easing by the Fed steepened the slope of the municipal yield curve from 1-year maturities to 30-year maturities by over 120 basis points (100 basis points equals 1.00%). Shorter maturing bonds benefited from this sharp decline in yields. Among the worst-performing bonds in the Fund were lower-rated and nonrated bonds with longer maturities that suffered from widening credit spreads.

- Strong credit analysis has become more important than ever. Many investors disregard the validity of the few remaining AAA insurers, making it crucial to have a thorough understanding of the underlying credits.

LIQUIDITY AND RISK AVERSION REMAINED VOLATILE AS INVESTORS MEASURED THEIR CONCERNS FOR A DEEPENING RECESSION AGAINST THE PROSPECTS FOR ECONOMIC RECOVERY.

In the fourth quarter of 2008, the Fed lowered the federal funds rate from 2.00% to a range of 0-0.25% and changed their assessment from "inflation/growth" to "risk to growth."This helped reverse the sharp sell-off that the municipal market experienced in the third quarter of 2008, but the decline in municipal yields did not keep pace with the decline in U.S. Treasury yields. As a result, the ratio of municipal bond yields to Treasury yields reached historically high levels of more than 200% in the fourth quarter of 2008. These ratio levels came down in 2009 as municipal yields moved lower in the first and second quarters. The yields on AAA-rated bonds with maturities shorter than seven years ended the period more than 100 basis points lower than where they began the 12-month period. By comparison, AAA-rated bonds in the 25- to 30-year range declined by only ten basis points. Lower-rated credits and insured bonds that lost their AAA-rated insurance coverage experienced significant spread widening during the period. This spread widening, overwhelmed the modest gains from the interest rate rallies. Consequently, longer maturing bonds lost value. The longest segment of the yield curve (22+ years) performed the worst.

                20 Wells Fargo Advantage Municipal Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE COLORADO TAX-FREE FUND (CONTINUED)

EFFECTIVE MATURITY DISTRIBUTION(3)
(AS OF JUNE 30, 2009)

                                  (PIE CHART)

1-3 Years     (17%)
5-10 Years    (11%)
20+ Years     (19%)
0-1 Year      (10%)
3-5 Years      (1%)
10-20 Years   (42%)

Prerefunded bonds backed by U.S. Treasuries were the best performing bonds during the period because the "flight to quality" trade had many investors searching for the highest quality bonds available. Lower-rated and nonrated bonds with longer maturities were among the worst-performing bonds in the Fund. In particular, housing related metropolitan district bonds were negatively impacted by Colorado's high foreclosure rates.

The Fund was more heavily weighted in bonds with 10 to 20 year maturities and underweight shorter and longer maturities relative to the Fund's benchmark. This lower exposure to longer maturities was a benefit as returns were negative in the long range, but the Fund's lower relative exposure to 3 to 5 year maturities hurt the Fund's performance as this was the best performing part of the yield curve. Additionally, the Fund had a shorter duration than the benchmark, which limited the potential price appreciation from the declining interest rate environment.

MARKET VOLATILITY CAUSED SIGNIFICANT VARIATION IN INDIVIDUAL BOND PERFORMANCE. WE REDUCED OUR USE OF TREASURY FUTURES.

As municipal-Treasury ratios became more volatile, we reduced our reliance on Treasury futures as a duration management tool. The portfolio's modified duration drifted lower as rates declined in the first half of 2009. This was the result of longer callable bond prices increasing above par and their effective maturities shortening to their earlier call dates.

The performance of individual bonds in the Fund varied significantly during the period. Several lower-rated, charter- school bonds were either prerefunded or tendered moving their prices dramatically higher, but widening spreads on zero-coupon bonds moved their prices dramatically lower. Our purchases were focused on the higher investment grade range. For example, our analysts identified some credits with a rating of "A" that have offered some of the best values for the Fund. Even though nominal yields appear attractive on some BBB-rated offerings, we have avoided several lower-rated names where we believed that further spread widening might occur. In our assessment, the liquidity on lower investment grade names declined which made them less attractive options for the Fund.

----------
(3.) The ratings indicated are from Standard & Poor's and/or Moody's Investors
     Service. Credit quality and effective maturity are calculated based on the total investments of the Fund, excluding cash and cash equivalents. It is subject to change and may have changed since the date specified.

                Wells Fargo Advantage Municipal Income Funds 21


Performance Highlights (Unaudited)

                        WELLS FARGO ADVANTAGE COLORADO TAX-FREE FUND (CONTINUED)

Year to date the new issue supply in Colorado is down over 57% from the same period last year. This decline in supply coupled with strong retail demand has kept many higher rated offerings at relatively higher pricing levels than the rest of the market.

OUR ACTIVE MANAGEMENT STYLE AND RELATIVE VALUE APPROACH HAVE HISTORICALLY ALLOWED US TO TAKE ADVANTAGE OF OPPORTUNITIES PRESENTED DURING TIMES OF UNCERTAINTY.

The Fed, through direct and indirect means, introduced additional liquidity into the money system during the period. The financial sector (banks, brokers, insurance companies, etc.) took significant write-downs for nonperforming assets and raised substantial amounts of additional capital. It remains to be seen whether the worst is behind us or if further write-downs will be necessary. At the same time, inflation indicators remain elevated and U.S. economic activity has slowed. Consequently, we expect both credit and interest rate markets to remain volatile.

Our intention has always been to build broadly diversified portfolios and, consequently, we intend to remain very selective when it comes to identifying sectors and types of credits that we want to buy. While we believe that near term volatility will remain high, we also think that investors have opportunities to both benefit from the tax-exempt nature of the municipal asset class and to add yield from the municipal bond market that is historically higher than usual relative to several of the taxable asset classes.

CREDIT QUALITY(3)
(AS OF JUNE 30, 2009)

                                  (PIE CHART)

A         (33%)
AA        (29%)
AAA       (13%)
BBB        (9%)
Cash       (6%)
Unrated   (10%)

                22 Wells Fargo Advantage Municipal Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE COLORADO TAX-FREE FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(4) (%) (AS OF JUNE 30, 2009)

                                                Including Sales Charge               Excluding Sales Charge         Expense Ratio
                                          ----------------------------------  ----------------------------------  ----------------
COLORADO TAX-FREE FUND                    6 Months*  1 Year  5 Year  10 Year  6 Months*  1 Year  5 Year  10 Year  Gross(5)  Net(6)
----------------------                    ---------  ------  ------  -------  ---------  ------  ------  -------  --------  ------
Class A (NWCOX)                             1.88     (4.01)   1.96     3.85      6.68     0.51    2.90     4.33     0.97%    0.85%
Class B** (NWCBX)                           1.39     (5.14)   1.78     3.79      6.39    (0.14)   2.15     3.79     1.72%    1.60%
Class C (WCOTX)                             5.30     (1.23)   2.13     3.54      6.30    (0.23)   2.13     3.54     1.69%    1.60%
Administrator Class (NCOTX)                                                      6.81     0.76    3.15     4.50     0.89%    0.60%
Barclays Capital Municipal Bond Index(1)                                         6.42     3.77    4.14     5.00

*    Returns for periods of less than one year are not annualized.

** Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 4.50%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to Colorado municipal securities risk, high-yield securities risk, and nondiversification risk. Consult the Fund's prospectus for additional information on these and other risks. A portion of the Fund's income may be subject to federal, state, and/or local income taxes or the alternative minimum tax (AMT). Any capital gains distributions may be taxable.

----------
(4.) Performance shown prior to the inception of the Class C shares on March 31, 2008, reflects the performance of the Class B shares and is adjusted to reflect Class C sales charges and expenses. Class B shares incepted on August 2, 1993.

(5.) Reflects the gross expense ratio as stated in the November 1, 2008, prospectus.

(6.) The investment adviser has contractually committed through October 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown. See Financial Highlights below for net operating expense ratios including interest and fees for the year ended June 30, 2009. Without these reductions, the Fund's returns would have been lower.

                                          THIS PAGE IS INTENTIONALLY LEFT BLANK.

                24 Wells Fargo Advantage Municipal Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE MINNESOTA TAX-FREE FUND

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE MINNESOTA TAX-FREE FUND (the Fund) seeks current income exempt from federal income tax and Minnesota individual income tax.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Wendy Casetta
Adrian Van Poppel

FUND INCEPTION

January 12, 1988

PERFORMANCE SUMMARY

12-MONTH TOTAL RETURN AS OF JUNE 30, 2009
(EXCLUDING SALES CHARGES)

MINNESOTA TAX-FREE FUND                    1-Year
-----------------------                    ------
Class A                                     2.49%
Barclays Capital Municipal Bond Index(1)    3.77%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 4.50%. NET AND GROSS EXPENSE RATIOS FOR CLASS A SHARES ARE 0.85% AND 0.93%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH OCTOBER 31, 2009, TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THE NET OPERATING EXPENSE RATIO SHOWN.

GROWTH OF $10,000 INVESTMENT(2)
(AS OF JUNE 30, 2009)

               WELLS FARGO ADVANTAGE     WELLS FARGO ADVANTAGE
              MINNESOTA TAX-FREE FUND   MINNESOTA TAX-FREE FUND   BARCLAYS CAPITAL MUNICIPAL
                      CLASS A             ADMINISTRATOR CLASS             BOND INDEX
             ------------------------   -----------------------   --------------------------
 6/30/1999              9550                     10000                      10,000
 7/31/1999              9545                      9994                      10,036
 8/31/1999              9388                      9830                       9,956
 9/30/1999              9301                      9740                       9,960
10/31/1999              9135                      9565                       9,852
11/30/1999              9220                      9654                       9,957
12/31/1999              9115                      9545                       9,882
 1/31/2000              9038                      9464                       9,838
 2/29/2000              9224                      9658                       9,953
 3/31/2000              9469                      9915                      10,169
 4/30/2000              9389                      9831                      10,109
 5/31/2000              9311                      9749                      10,057
 6/30/2000              9549                      9998                      10,323
 7/31/2000              9694                     10151                      10,467
 8/31/2000              9841                     10305                      10,628
 9/30/2000              9789                     10250                      10,573
10/31/2000              9898                     10365                      10,688
11/30/2000              9969                     10439                      10,769
12/31/2000             10253                     10746                      11,035
 1/31/2001             10298                     10783                      11,145
 2/28/2001             10367                     10855                      11,180
 3/31/2001             10450                     10943                      11,281
 4/30/2001             10328                     10814                      11,159
 5/31/2001             10451                     10943                      11,280
 6/30/2001             10534                     11030                      11,355
 7/31/2001             10707                     11211                      11,523
 8/31/2001             10880                     11393                      11,713
 9/30/2001             10824                     11334                      11,673
10/31/2001             10948                     11464                      11,812
11/30/2001             10851                     11362                      11,713
12/31/2001             10794                     11303                      11,602
 1/31/2002             10918                     11432                      11,803
 2/28/2002             11059                     11580                      11,944
 3/31/2002             10869                     11381                      11,710
 4/30/2002             11056                     11577                      11,938
 5/31/2002             11122                     11646                      12,011
 6/30/2002             11227                     11756                      12,139
 7/31/2002             11375                     11911                      12,295
 8/31/2002             11503                     12045                      12,443
 9/30/2002             11734                     12298                      12,715
10/31/2002             11547                     12091                      12,504
11/30/2002             11483                     12027                      12,452
12/31/2002             11757                     12305                      12,714
 1/31/2003             11714                     12274                      12,683
 2/28/2003             11900                     12471                      12,860
 3/31/2003             11910                     12484                      12,868
 4/30/2003             12024                     12595                      12,953
 5/31/2003             12291                     12877                      13,256
 6/30/2003             12180                     12775                      13,199
 7/31/2003             11736                     12312                      12,737
 8/31/2003             11864                     12449                      12,832
 9/30/2003             12199                     12803                      13,210
10/31/2003             12120                     12723                      13,144
11/30/2003             12249                     12861                      13,280
12/31/2003             12346                     12965                      13,391
 1/31/2004             12387                     13012                      13,467
 2/29/2004             12592                     13230                      13,670
 3/31/2004             12523                     13148                      13,622
 4/30/2004             12229                     12853                      13,300
 5/31/2004             12203                     12829                      13,252
 6/30/2004             12255                     12885                      13,299
 7/31/2004             12398                     13039                      13,475
 8/31/2004             12632                     13288                      13,744
 9/30/2004             12685                     13346                      13,817
10/31/2004             12773                     13430                      13,936
11/30/2004             12654                     13320                      13,822
12/31/2004             12816                     13493                      13,991
 1/31/2005             12917                     13602                      14,121
 2/28/2005             12852                     13536                      14,074
 3/31/2005             12745                     13426                      13,985
 4/30/2005             12927                     13621                      14,206
 5/31/2005             13030                     13732                      14,307
 6/30/2005             13120                     13817                      14,396
 7/31/2005             13060                     13769                      14,331
 8/31/2005             13199                     13919                      14,476
 9/30/2005             13112                     13830                      14,379
10/31/2005             13027                     13743                      14,291
11/30/2005             13071                     13792                      14,360
12/31/2005             13184                     13915                      14,483
 1/31/2006             13207                     13941                      14,522
 2/28/2006             13285                     14027                      14,620
 3/31/2006             13211                     13951                      14,519
 4/30/2006             13196                     13938                      14,514
 5/31/2006             13256                     13991                      14,580
 6/30/2006             13216                     13952                      14,524
 7/31/2006             13349                     14109                      14,697
 8/31/2006             13520                     14293                      14,915
 9/30/2006             13603                     14384                      15,019
10/31/2006             13688                     14463                      15,114
11/30/2006             13784                     14568                      15,239
12/31/2006             13743                     14527                      15,186
 1/31/2007             13715                     14501                      15,147
 2/28/2007             13861                     14671                      15,347
 3/31/2007             13847                     14647                      15,309
 4/30/2007             13882                     14687                      15,354
 5/31/2007             13804                     14621                      15,286
 6/30/2007             13762                     14566                      15,207
 7/31/2007             13851                     14662                      15,325
 8/31/2007             13823                     14650                      15,259
 9/30/2007             13975                     14814                      15,484
10/31/2007             14038                     14883                      15,553
11/30/2007             14125                     14965                      15,653
12/31/2007             14131                     14988                      15,696
 1/31/2008             14340                     15213                      15,894
 2/29/2008             13885                     14734                      15,166
 3/31/2008             14163                     15031                      15,600
 4/30/2008             14239                     15115                      15,782
 5/31/2008             14330                     15215                      15,878
 6/30/2008             14219                     15100                      15,699
 7/31/2008             14244                     15130                      15,758
 8/31/2008             14377                     15260                      15,943
 9/30/2008             13899                     14756                      15,195
10/31/2008             13598                     14454                      15,040
11/30/2008             13648                     14509                      15,088
12/31/2008             13640                     14489                      15,308
 1/31/2009             14119                     15017                      15,868
 2/28/2009             14193                     15098                      15,951
 3/31/2009             14257                     15155                      15,954
 4/30/2009             14487                     15417                      16,273
 5/31/2009             14663                     15593                      16,445
 6/30/2009             14572                     15515                      16,291

----------
(1.) Barclays Capital Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an Index.

(2.) The chart compares the performance of the WELLS FARGO ADVANTAGE MINNESOTA
     TAX-FREE FUND Class A and Administrator Class shares for the most recent ten years with the Barclays Capital Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A and Administrator Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 4.50%.

                 Wells Fargo Advantage Municipal Income Funds 25


Performance Highlights (Unaudited)

                       WELLS FARGO ADVANTAGE MINNESOTA TAX-FREE FUND (CONTINUED)

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

- The Minnesota Tax-Free Fund underperformed its benchmark during the period. The Fund's lower exposure to longer-term maturities was a benefit because longer-term maturities generally underperformed. The Fund's lower allocation to 3 to 5 year maturities hurt the Fund's performance because this range was the best performing part of the yield curve.

- Aggressive easing by the Fed steepened the slope of the municipal yield curve from 1-year maturities to 30-year maturities by over 120 basis points (100 basis points equals 1.00%). Shorter maturing bonds benefited from this sharp decline in yields. Among the worst-performing bonds in the Fund were lower-rated and nonrated bonds with longer maturities that suffered from widening credit spreads.

- Strong credit analysis has become more important than ever. Many investors disregard the validity of the few remaining AAA insurers, making it crucial to have a thorough understanding of the underlying credits.

LIQUIDITY AND RISK AVERSION REMAINED VOLATILE AS INVESTORS MEASURED THEIR CONCERNS FOR A DEEPENING RECESSION AGAINST THE PROSPECTS FOR ECONOMIC RECOVERY.

In the fourth quarter of 2008 the Fed lowered the federal funds rate from 2.00% to a range of 0-0.25% and changed their assessment from "inflation/growth" to "risk to growth."This helped reverse the sharp sell-off that the municipal market experienced in the third quarter of 2008 but the decline in municipal yields did not keep pace with the decline in U.S. Treasury yields. As a result, the ratio of municipal bond yields to Treasury yields reached historically high levels of more than 200% in the fourth quarter of 2008. These ratio levels came down in 2009 as municipal yields moved lower in the first and second quarters. The yields on AAA-rated bonds with maturities shorter than seven years ended the period more than 100 basis points lower than where they began the 12-month period. By comparison, AAA-rated bonds in the 25- to 30-year range declined by only ten basis points. Lower-rated credits and insured bonds that lost their AAA-rated insurance coverage experienced significant spread widening during the period. This spread widening, overwhelmed the modest gains from the interest rate rallies. Consequently, longer maturing bonds lost value. The longest segment of the yield curve (22+ years) performed the worst.

                 26 Wells Fargo Advantage Municipal Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE MINNESOTA TAX-FREE FUND (CONTINUED)

EFFECTIVE MATURITY DISTRIBUTION(3)
(AS OF JUNE 30, 2009)

                                   (PIE CHART)

1-3 Years     (17%)
5-10 Years    (23%)
20+ Years     (14%)
0-1 Year       (8%)
3-5 Years      (4%)
10-20 Years   (34%)

Prerefunded bonds backed by U.S. Treasuries were the best performing bonds during the period as the "flight to quality" trade had many investors searching for the highest quality bonds. Lower-rated and nonrated bonds with longer maturities were among the worst-performing bonds in the Fund. This was especially true of senior care and charter school bonds that experienced price declines as spreads widened in both sectors.

The Fund was more heavily weighted in bonds with 10 to 20 year maturities and underweight shorter and longer maturities relative to the Fund's benchmark. This lower exposure to longer maturities was a benefit as returns were negative in the long range, but the Fund's lower relative exposure to 3 to 5 year maturities hurt the Fund's performance as this was the best performing part of the yield curve. Additionally, the Fund had a shorter duration than the benchmark, which limited the potential price appreciation from the declining interest rate environment.

WE CONTINUED TO EXTEND THE FUND'S DURATION AND YIELD CURVE EXPOSURE CLOSER TO THAT OF THE FUND'S BENCHMARK, BUT LIMITED SECONDARY AND NEW ISSUE SUPPLY REDUCED THE NUMBER OF ATTRACTIVE BUY CANDIDATES.

As municipal-Treasury ratios became more volatile, we reduced our reliance on Treasury futures as a duration management tool. The portfolio's modified duration drifted lower as rates declined in the first half of 2009. This was the result of longer callable bond prices increasing above par and their effective maturities shortening to their earlier call dates.

CREDIT QUALITY(3)
(AS OF JUNE 30, 2009)

                                  (PIE CHART)

A         (19%)
AA        (36%)
AAA       (17%)
BBB       (10%)
Cash       (6%)
Unrated   (12%)

Our purchases, for the most part, have been in the higher investment grade range. For example, our analysts identified some credits with a rating of "A" that have offered some of the best values for the Fund. Even though nominal yields appear attractive on some BBB-rated offerings, we have avoided several lower-rated names where we believed that further spread widening might occur. In our assessment, the liquidity on lower investment grade names declined which made them less attractive options for the Fund.

Year to date new issue supply in Minnesota is down over 26% from the same period last year. This decline in supply coupled with strong retail demand has kept many higher rated offerings at relatively higher pricing levels than the rest of the market.

----------
(3.) The ratings indicated are from Standard & Poor's and/or Moody's Investors
     Service. Credit quality and effective maturity are calculated based on the total investments of the Fund, excluding cash and cash equivalents. It is subject to change and may have changed since the date specified.

                 Wells Fargo Advantage Municipal Income Funds 27


Performance Highlights (Unaudited)

                       WELLS FARGO ADVANTAGE MINNESOTA TAX-FREE FUND (CONTINUED)

OUR ACTIVE MANAGEMENT STYLE AND RELATIVE VALUE APPROACH HAVE HISTORICALLY ALLOWED US TO TAKE ADVANTAGE OF OPPORTUNITIES PRESENTED DURING TIMES OF UNCERTAINTY.

The Fed, through direct and indirect means, introduced additional liquidity into the money system during the period. The financial sector (banks, brokers, insurance companies, etc.) took significant write-downs for nonperforming assets and raised substantial amounts of additional capital. It remains to be seen whether the worst is behind us or if further write-downs will be necessary. At the same time, inflation indicators remain elevated and U.S. economic activity has slowed. Consequently, we expect both credit and interest rate markets to remain volatile.

Our intention has always been to build broadly diversified portfolios and, consequently, we intend to remain very selective when it comes to identifying sectors and types of credits that we want to buy. While we believe that near term volatility will remain high, we also think that investors have opportunities to both benefit from the tax-exempt nature of the municipal asset class and to add yield from the municipal bond market that is historically higher than usual relative to several of the taxable asset classes.

                 28 Wells Fargo Advantage Municipal Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE MINNESOTA TAX-FREE FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(4) (%) (AS OF JUNE 30, 2009)

                                               Including Sales Charge           Excluding Sales Charge      Expense Ratio
                                         --------------------------------- ------------------------------- ---------------
MINNESOTA TAX-FREE FUND                  6 Months*   1 Year 5 Year 10 Year 6 Months* 1 Year 5 Year 10 Year Gross(5) Net(6)
-----------------------                  ----------- ------ ------ ------- --------- ------ ------ ------- -------- ------
Class A (NMTFX)                             2.03     (2.12)  2.58    3.84    6.84     2.49   3.53    4.32    0.93%   0.85%
Class B** (NWMBX)                           1.55     (3.28)  2.39    3.77    6.55     1.72   2.75    3.77    1.68%   1.60%
Class C (WMTCX)                             5.55      0.73   2.75    3.54    6.55     1.73   2.75    3.54    1.68%   1.60%
Administrator Class (NWMIX)                                                  7.08     2.74   3.78    4.49    0.87%   0.60%
Barclays Capital Municipal Bond Index(1)                                     6.42     3.77   4.14    5.00

*    Returns for periods of less than one year are not annualized.

** Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Funds' Web site - www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 4.50%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to Minnesota municipal securities risk, high-yield securities risk, and nondiversification risk. Consult the Fund's prospectus for additional information on these and other risks. A portion of the Fund's income may be subject to federal, state, and/or local income taxes or the alternative minimum tax (AMT). Any capital gains distributions may be taxable.

----------
(4.) Performance shown prior to the inception of Class C shares on April 11, 2005, reflects the performance of the Class A shares, adjusted to reflect Class C sales charges and expenses. Class A shares incepted on January 12, 1988. Class B shares incepted on August 6, 1993.

(5.) Reflects the gross expense ratio as stated in the November 1, 2008, prospectus.

(6.) The investment adviser has contractually committed through October 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown. Without these reductions, the Fund's returns would have been lower.

                 Wells Fargo Advantage Municipal Income Funds 29


Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire six-month period, from January 1, 2009 to June 30, 2009.

ACTUAL EXPENSES

The "Actual" line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Actual" line under the heading entitled "Expenses Paid During Period" for your applicable class of shares to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The "Hypothetical" line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the "Hypothetical" line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                Beginning         Ending         Expenses
                                                              Account Value   Account Value    Paid During      Net Annual
                                                                01-01-2009      06-30-2009    the Period(1)   Expense Ratio
                                                              -------------   -------------   -------------   -------------
WELLS FARGO ADVANTAGE CALIFORNIA LIMITED-TERM TAX-FREE FUND
CLASS A
   Actual                                                       $1,000.00       $1,048.50         $4.32           0.85%
   Hypothetical (5% return before expenses)                     $1,000.00       $1,020.58         $4.26           0.85%
CLASS C
   Actual                                                       $1,000.00       $1,045.60         $8.12           1.60%
   Hypothetical (5% return before expenses)                     $1,000.00       $1,016.86         $8.00           1.60%
ADMINISTRATOR CLASS
   Actual                                                       $1,000.00       $1,050.20         $3.05           0.60%
   Hypothetical (5% return before expenses)                     $1,000.00       $1,021.82         $3.01           0.60%
WELLS FARGO ADVANTAGE CALIFORNIA TAX-FREE FUND
CLASS A
   Actual                                                       $1,000.00       $1,080.80         $4.13           0.80%
   Hypothetical (5% return before expenses)                     $1,000.00       $1,020.83         $4.01           0.80%
CLASS B
   Actual                                                       $1,000.00       $1,076.70         $7.98           1.55%
   Hypothetical (5% return before expenses)                     $1,000.00       $1,017.11         $7.75           1.55%
CLASS C
   Actual                                                       $1,000.00       $1,077.80         $7.99           1.55%
   Hypothetical (5% return before expenses)                     $1,000.00       $1,017.11         $7.75           1.55%
ADMINISTRATOR CLASS
   Actual                                                       $1,000.00       $1,082.00         $2.84           0.55%
   Hypothetical (5% return before expenses)                     $1,000.00       $1,022.07         $2.76           0.55%

                 30 Wells Fargo Advantage Municipal Income Funds


                                                       Fund Expenses (Unaudited)

                                                                Beginning         Ending         Expenses
                                                              Account Value   Account Value    Paid During      Net Annual
                                                                01-01-2009      06-30-2009    the Period(1)   Expense Ratio
                                                              -------------   -------------   -------------   -------------
WELLS FARGO ADVANTAGE COLORADO TAX-FREE FUND
CLASS A
   Actual                                                       $1,000.00       $1,066.80        $4.51(2)        0.88%(3)
   Hypothetical (5% return before expenses)                     $1,000.00       $1,020.43        $4.41(2)        0.88%(3)
CLASS B
   Actual                                                       $1,000.00       $1,063.90        $8.34(2)        1.63%(3)
   Hypothetical (5% return before expenses)                     $1,000.00       $1,016.71        $8.15(2)        1.63%(3)
CLASS C
   Actual                                                       $1,000.00       $1,063.00        $8.18(2)        1.60%(3)
   Hypothetical (5% return before expenses)                     $1,000.00       $1,016.86        $8.00(2)        1.60%(3)
ADMINISTRATOR CLASS
   Actual                                                       $1,000.00       $1,068.10        $3.23(2)        0.63%(3)
   Hypothetical (5% return before expenses)                     $1,000.00       $1,021.67        $3.16(2)        0.63%(3)
WELLS FARGO ADVANTAGE MINNESOTA TAX-FREE FUND
CLASS A
   Actual                                                       $1,000.00       $1,068.40        $4.36           0.85%
   Hypothetical (5% return before expenses)                     $1,000.00       $1,020.58        $4.26           0.85%
CLASS B
   Actual                                                       $1,000.00       $1,065.50        $8.19           1.60%
   Hypothetical (5% return before expenses)                     $1,000.00       $1,016.86        $8.00           1.60%
CLASS C
   Actual                                                       $1,000.00       $1,065.50        $8.19           1.60%
   Hypothetical (5% return before expenses)                     $1,000.00       $1,016.86        $8.00           1.60%
ADMINISTRATOR CLASS
   Actual                                                       $1,000.00       $1,070.80        $3.08           0.60%
   Hypothetical (5% return before expenses)                     $1,000.00       $1,021.82        $3.01           0.60%

----------

(1.) Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

(2.) Actual and hypothetical ratios shown in the table include interest expenses and fees for the period. Actual expenses paid during the period using the net expense ratios excluding interest expense and fees for Class A, Class B, Class C and Administrator Class were $4.36, $8.19, $8.03 and $3.08, respectively. Hypothetical expenses paid during the period using the net expenses ratios excluding interest expense and fees for Class A, Class B, Class C and Administrator Class were $4.26, $8.00, $7.85 and $3.01, respectively.

(3.) The net expense ratios excluding interest expense and fees for Class A, Class B, Class C and Administrator Class were 0.85%, 1.60%, 1.57% and 0.60%, respectively.

                 Wells Fargo Advantage Municipal Income Funds 31


Portfolio of Investments--June 30, 2009

CALIFORNIA LIMITED-TERM TAX-FREE FUND

  PRINCIPAL    SECURITY NAME                                                       INTEREST RATE   MATURITY DATE        VALUE
------------   -----------------------------------------------------------------   -------------   -------------   ---------------
MUNICIPAL BONDS & NOTES: 94.82%
CALIFORNIA: 85.79%
$  1,705,000   ADELANTO CA UTILITY SYSTEMS PROJECT SERIES A (OTHER REVENUE,
                  AMBAC INSURED)+/-ss (m)(n)                                           12.00%        11/01/2034    $     1,705,000
   1,175,000   ALAMEDA CONTRA COSTA CA TRANSIT DISTRICT FHR COMPUTER SYSTEM
                  PROJECT (LEASE REVENUE)                                               4.00         08/01/2012          1,201,849
     700,000   ALISAL CA UNION SCHOOL DISTRICT 2006 ELECTION SERIES A
                  (PROPERTY TAX REVENUE, ASSURED GUARANTY)                              5.50         08/01/2013            767,571
   1,600,000   ANAHEIM PFA CONVENTION CENTER PROJECT SERIES A (LEASE REVENUE,
                  AMBAC INSURED)                                                        5.25         08/01/2013          1,714,688
     900,000   ANTELOPE VALLEY CA HEALTH CARE SERIES A (HCFR)                           5.20         01/01/2017            881,424
     605,000   BALDWIN PARK CA USD CAPITAL APPRECIATION ELECTION OF 2006
                  (PROPERTY TAX REVENUE, FIRST SECURITY BANK LOC)##                     2.63         08/01/2012            558,179
     750,000   BREA CA PFA SERIES A (TAX INCREMENTAL REVENUE)                           5.00         09/01/2012            755,408
   1,300,000   CALAVERAS COUNTY CA COMMUNITY FACILITIES DISTRICT #2 PREREFUNDED
                  (TAX REVENUE)ss                                                       7.00         09/01/2026          1,456,988
     600,000   CALIFORNIA CASA COLINA PROJECT (HCFR)                                    5.50         04/01/2013            607,344
      85,000   CALIFORNIA CATHOLIC WEST PREREFUNDED (HFFA REVENUE)ss                    4.45         07/01/2026             90,818
   1,720,000   CALIFORNIA CATHOLIC WEST UNREFUNDED BALANCE PUTTABLE (HFFA
                  REVENUE)ss                                                            4.45         07/01/2026          1,727,981
   1,000,000   CALIFORNIA HFFA CATHOLIC HEALTHCARE WEST SERIES I (HCFR)ss               4.95         07/01/2026          1,010,140
     825,000   CALIFORNIA HFFA CALIFORNIA-NEVADA METHODIST (HFFA REVENUE, STATE
                  OF CALIFORNIA)                                                        4.25         07/01/2011            825,578
     500,000   CALIFORNIA HFFA CATHOLIC HEALTHCARE WEST SERIES L (HFFA REVENUE)         5.13         07/01/2022            483,580
     945,000   CALIFORNIA HFFA STANFORD HEALTH CARE SERIES B (HCFR, AMBAC
                  INSURED)                                                              5.00         11/15/2011            955,490
     800,000   CALIFORNIA HOUSING FINANCE AGENCY HOME MORTGAGE SERIES E
                  (HOUSING REVENUE)                                                     4.65         08/01/2022            676,496
     800,000   CALIFORNIA HOUSING FINANCE AGENCY HOME MORTGAGE SERIES J AMT
                  (HOUSING REVENUE, FIRST SECURITY BANK LOC)                            4.13         08/01/2011            810,048
     500,000   CALIFORNIA HOUSING FINANCE AGENCY HOME MORTGAGE SERIES J AMT
                  (HOUSING REVENUE, FIRST SECURITY BANK LOC)                            4.38         08/01/2012            507,860
   1,000,000   CALIFORNIA HOUSING FINANCE AGENCY HOME MORTGAGE SERIES K
                  (HOUSING REVENUE)                                                     4.55         08/01/2021            870,860
     520,000   CALIFORNIA HOUSING FINANCE AGENCY HOME MORTGAGE SERIES M
                  (HOUSING REVENUE)                                                     4.55         08/01/2021            435,094
   1,000,000   CALIFORNIA HOUSING FINANCE AGENCY SERIES B (HOUSING REVENUE)             3.95         08/01/2012          1,043,310
   1,000,000   CALIFORNIA HOUSING FINANCE AGENCY SERIES E (HOUSING REVENUE)             5.00         02/01/2042            943,470
   1,500,000   CALIFORNIA INFRASTRUCTURE & Economic Development Bank Pacific
                  GAS & ELECTRIC COMPANY SERIES F PUTTABLE (ECONOMIC DEVELOPMENT
                  REVENUE)ss                                                            3.75         11/01/2026          1,507,695
   1,000,000   CALIFORNIA INFRASTRUCTURE & ECONOMIC DEVELOPMENT BANK PACIFIC GAS
                  & ELECTRIC COMPANY SERIES G PUTTABLE (OTHER REVENUE)ss                3.75         12/01/2018          1,002,960
     445,000   CALIFORNIA INFRASTRUCTURE & ECONOMIC DEVELOPMENT J. PAUL GETTY
                  SERIES A PUTTABLE (OTHER REVENUE)ss                                   4.00         10/01/2023            468,732
   2,035,000   CALIFORNIA MUNICIPAL FINANCE AUTHORITY COMMUNITY HOSPITALS CENTRAL
                  CALIFORNIA (HFFA REVENUE)                                             5.00         02/01/2012          2,019,758
   1,000,000   CALIFORNIA PCFA SOLID WASTE DISPOSAL WASTE MANAGEMENT PROJECT
                  SERIES A PUTTABLE (PCR)ss                                             5.13         07/01/2031            958,600
   1,000,000   CALIFORNIA PCFA USA WASTE SERVICES INCORPORATED PROJECT B
                  (IDR)+/-ss                                                            4.00         06/01/2018            977,870
     300,000   CALIFORNIA PUBLIC FACILITIES AUTHORITY (TAX INCREMENTAL REVENUE,
                  MBIA INSURED)                                                         5.00         05/01/2011            306,264
   1,840,000   CALIFORNIA RURAL HOME MORTGAGE FINANCE AUTHORITY MORTGAGE-BACKED
                  PROGRAM SERIES A (SFHR, FNMA INSURED)                                 4.20         02/01/2027          1,707,318
     865,000   CALIFORNIA RURAL HOME MORTGAGE FINANCE AUTHORITY MORTGAGE-BACKED
                  PROGRAM SERIES C PUTTABLE (HOUSING REVENUE, GNMA INSURED)ss           4.10         08/01/2039            847,224
     350,000   CALIFORNIA SPECIAL DISTRICTS SERIES 00 (LEASE REVENUE,
                  MBIA INSURED)                                                         5.00         12/01/2015            364,648
     800,000   CALIFORNIA STATE DWR POWER SUPPLY REVENUE SERIES C7
                  (WATER REVENUE LOC, FSA INSURED)+/-ss                                 0.70         05/01/2022            800,000
     525,000   CALIFORNIA STATE ECONOMIC RECOVERY SERIES A (SALES TAX REVENUE)          5.25         07/01/2013            557,293
     850,000   CALIFORNIA STATE PUBLIC WORKS BOARD (LEASE REVENUE, MBIA INSURED)        5.38         12/01/2010            853,052
     750,000   CALIFORNIA STATE PUBLIC WORKS BOARD CALIFORNIA COMMUNITY COLLEGE
                  SERIES D (LEASE REVENUE)                                              5.38         03/01/2012            752,010
     100,000   CALIFORNIA STATE PUBLIC WORKS BOARD CALIFORNIA COMMUNITY COLLEGES
                  SERIES A (COLLEGE & UNIVERSITY REVENUE, AMBAC INSURED)                5.50         04/01/2013            100,283

                 32 Wells Fargo Advantage Municipal Income Funds


                                         Portfolio of Investments--June 30, 2009

CALIFORNIA LIMITED-TERM TAX-FREE FUND

  PRINCIPAL    SECURITY NAME                                                       INTEREST RATE   MATURITY DATE        VALUE
------------   -----------------------------------------------------------------   -------------   -------------   ---------------
CALIFORNIA (continued)
$    450,000   CALIFORNIA STATE PUBLIC WORKS BOARD CALIFORNIA STATE UNIVERSITY
                  SERIES A (LEASE REVENUE, AMBAC INSURED)                               5.00%        10/01/2010    $       453,380
     500,000   CALIFORNIA STATE PUBLIC WORKS BOARD DEPARTMENT OF HEALTH SERVICES
                  SERIES A (LEASE REVENUE, MBIA INSURED)                                5.50         11/01/2015            506,370
     250,000   CALIFORNIA STATE PUBLIC WORKS BOARD TRUSTEES CALIFORNIA STATE
                  UNIVERSITY SERIES A (LEASE REVENUE)                                   5.25         10/01/2013            253,133
     800,000   CALIFORNIA STATE VETERANS BONDS SERIES BG (TAX REVENUE, FIRST
                   SECURITY BANK LOC)                                                   5.15         12/01/2015            809,752
     200,000   CALIFORNIA STATEWIDE CDA (ACA RADIAN INSURED)+/-(m)ss                    0.96         05/15/2029            200,000
   1,000,000   CALIFORNIA STATEWIDE CDA DISPOSAL REPUBLIC SERVICES SERIES A
                  (SOLID WASTE REVENUE)(i)                                              4.95         12/01/2012            957,400
   1,150,000   CALIFORNIA STATEWIDE CDA HEALTH FACILITIES (LEASE REVENUE, MBIA
                  INSURED)                                                              5.50         09/01/2014          1,275,776
     745,000   CALIFORNIA STATEWIDE CDA INTERNATIONAL SCHOOL PENINSULA PROJECT
                  (GO - STATES, TERRITORIES)                                            4.60         11/01/2013            673,361
     820,000   CALIFORNIA STATEWIDE CDA JOHN MUIR MT. DIABLO HEALTH SYSTEMS
               (HFFA REVENUE, MBIA INSURED)                                             5.50         08/15/2012            858,097
     620,000   CALIFORNIA STATEWIDE CDA QUAIL RIDGE APARTMENTS SERIES E1
                  (HOUSING REVENUE)                                                     4.25         07/01/2012            589,769
   1,390,000   CALIFORNIA STATEWIDE CDA SHERMAN OAKS PROJECT SERIES A (OTHER
                  REVENUE, AMBAC INSURED)                                               5.50         08/01/2011          1,434,522
   1,375,000   CALIFORNIA STATEWIDE CDA ST. JOSEPH (HOSPITAL REVENUE, FIRST
                  SECURITY BANK LOC)                                                    4.50         07/01/2018          1,393,301
     725,000   CALIFORNIA STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY KAISER
                  PERMANENTE SERIES C PUTTABLE (HCFR)ss                                 3.85         11/01/2029            731,387
     600,000   CENTINELA VALLEY CA UNION HIGH SCHOOL DISTRICT SERIES A (PROPERTY
                  TAX REVENUE, FIRST SECURITY BANK LOC)##                               4.45         08/01/2015            459,006
   1,000,000   CENTRAL VALLEY CA FINANCING AUTHORITY CARSON ICE GENERAL PROJECT
               (ELECTRIC REVENUE, MBIA INSURED)                                         5.25         07/01/2010          1,007,150
     375,000   COMPTON CA SOLID WASTE MANAGEMENT FACILITIES (SOLID WASTE REVENUE)       4.80         08/01/2020            316,200
   1,205,000   CORONA CA PUBLIC FINANCING AUTHORITY CITY HALL PROJECT SERIES B
               (LEASE REVENUE, MBIA INSURED)                                            5.38         09/01/2018          1,187,359
     170,000   CORONA CA REDEVELOPMENT AGENCY MERGED DOWNTOWN AMENDED SERIES A
               (TAX ALLOCATION REVENUE, MBIA INSURED)                                   3.50         09/01/2011            168,592
   1,000,000   DINUBA CA MERGED CITY REDEVELOPMENT #2 (TAX INCREMENTAL REVENUE)         4.40         10/01/2011            965,370
     540,000   EL MONTE CA UNION HIGH SCHOOL DISTRICT ELECTION OF 2008 SERIES A
               (PROPERTY TAX REVENUE, GUARANTEE AGREEMENT)##                            3.41         06/01/2013            472,937
     400,000   FONTANA CA PFA (LEASE REVENUE, AMBAC INSURED)                            5.00         09/01/2012            414,996
     460,000   FULLERTON CA PFA (TAX INCREMENTAL REVENUE, AMBAC INSURED)                5.00         09/01/2011            469,922
   2,910,000   GOLDEN STATE TOBACCO SECURITIZATION CORPORATION CA SERIES 2003 A1
               PREREFUNDED (EXCISE TAX REVENUE)ss                                       6.25         06/01/2033          3,198,556
     650,000   GOLDEN STATE TOBACCO SECURITIZATION CORPORATION SERIES A1 (OTHER
                  REVENUE)                                                              4.50         06/01/2027            537,563
     100,000   HIGHLAND CA COMMUNITY FACILITIES DISTRICT 90-1 SERIES A (SPECIAL
                  FACILITIES REVENUE, AMBAC INSURED)                                    4.25         09/01/2011            102,425
     240,000   HORICON CA ELEMENTARY SCHOOL DISTRICT (PROPERTY TAX REVENUE,
                   AMBAC INSURED)                                                       4.00         08/01/2011            251,597
     265,000   HORICON CA ELEMENTARY SCHOOL DISTRICT (PROPERTY TAX REVENUE,
                   AMBAC INSURED)                                                       4.00         08/01/2012            281,904
     280,000   HORICON CA ELEMENTARY SCHOOL DISTRICT (PROPERTY TAX REVENUE,
                   AMBAC INSURED)                                                       4.00         08/01/2013            299,723
     295,000   HORICON CA ELEMENTARY SCHOOL DISTRICT (PROPERTY TAX REVENUE,
                   AMBAC INSURED)                                                       4.00         08/01/2014            314,290
     500,000   LAKE ELSINORE CA SCHOOL FINANCING AUTHORITY HORSETHIEF CANYON
                  (SPECIAL TAX REVENUE)                                                 5.35         09/01/2010            503,000
   1,045,000   LONG BEACH CA BOND FINANCE AUTHORITY AQUARIUM OF THE SOUTH
                  PACIFIC (LEASE REVENUE, AMBAC INSURED)                                5.50         11/01/2015          1,052,252
     230,000   LOS ANGELES CA (ELECTRIC REVENUE, MBIA INSURED)                          4.75         08/15/2011            230,653
     355,000   LOS ANGELES CA HOLLYWOOD PRESBYTERIAN MEDICAL CENTER
               (LEASE REVENUE, INDLC INSURED)                                           9.63         07/01/2013            397,174
   1,000,000   LOS ANGELES COUNTY CA COMMUNITY FACILITIES DISTRICT # 5 ROWLAND
                  HEIGHTS AREA (SPECIAL TAX REVENUE, FIRST SECURITY BANK LOC)           5.00         09/01/2019          1,004,340

                 Wells Fargo Advantage Municipal Income Funds 33


Portfolio of Investments--June 30, 2009

CALIFORNIA LIMITED-TERM TAX-FREE FUND

  PRINCIPAL    SECURITY NAME                                                       INTEREST RATE   MATURITY DATE        VALUE
------------   -----------------------------------------------------------------   -------------   -------------   ---------------
CALIFORNIA (continued)
$    250,000   LOS ANGELES COUNTY CA PUBLIC WORKS FINANCING AUTHORITY MASTER
                  PROJECT SERIES A (LEASE REVENUE)                                      5.00%        09/01/2011    $       260,503
     515,000   LOS ANGELES COUNTY CA PUBLIC WORKS FINANCING AUTHORITY MASTER
                  PROJECT SERIES A (LEASE REVENUE, FGIC INSURED)                        5.00         09/01/2014            539,298
     100,000   LOS ANGELES COUNTY CA PUBLIC WORKS FINANCING AUTHORITY MASTER
                  REFERENCE PROJECT SERIES A (LEASE REVENUE, MBIA INSURED)              5.00         12/01/2010            103,723
     305,000   LOS ANGELES COUNTY CA TRANSPORTATION COMMISSION SERIES B (SALES
                  TAX REVENUE)                                                          6.50         07/01/2010            312,213
   1,000,000   LOS ANGELES COUNTY METROPOLITAN TRANSPORTATION AUTHORITY
                  PROPOSITION A 1ST TIER SERIES A1 (SALES TAX REVENUE, BANK OF
                  AMERICA NA LOC)+/-ss                                                  0.25         07/01/2031          1,000,000
     350,000   MARIN CA EMERGENCY RADIO AUTHORITY PUBLIC SAFETY & EMERGENCY
                  RADIO (OTHER REVENUE, AMBAC INSURED)                                  5.00         08/15/2010            354,494
     180,000   METROPOLITAN WATER DISTRICT OF SOUTHERN CALIFORNIA SERIES A
                  (PROPERTY TAX REVENUE)                                                5.25         03/01/2011            181,532
     200,000   METROPOLITAN WATER DISTRICT OF SOUTHERN CALIFORNIA SERIES B-2
                  (UTILITIES REVENUE)+/-ss                                              0.20         07/01/2035            200,000
     500,000   MOJAVE CA USD COPS (LEASE REVENUE, FIRST SECURITY BANK LOC)##            3.02         09/01/2012            454,630
     285,000   MOUNT SAN ANTONIO CA COMMUNITY COLLEGE DISTRICT CAPTIAL
                  APPRECIATION 2001 ELECTION SERIES D (PROPERTY TAX REVENUE)##          2.12         06/01/2012            267,951
     500,000   MOUNTAIN VIEW CA SHORELINE REGIONAL PARK COMMUNITY SERIES A (TAX
                  ALLOCATION REVENUE, MBIA INSURED)                                     5.50         08/01/2013            500,420
   1,000,000   NAPA VALLEJO CA WASTE MANAGEMENT AUTHORITY SOLID WASTE TRANSFER
                  FACILITY (SOLID WASTE REVENUE)                                        5.10         02/15/2011            993,490
     905,000   NEW HAVEN CA USD (PROPERTY TAX REVENUE, FIRST SECURITY BANK LOC)        12.00         08/01/2013          1,241,316
   1,000,000   NEWPORT BEACH CA HOAG PRESBYTERIAN MEMORIAL HOSPITAL SERIES D
                  (HCFR)+/-ss                                                           5.00         12/01/2038          1,053,240
   2,680,000   NORTHERN CA TRANSMISSION CALIFORNIA OREGON TRANSMISSION PROJECT
                  SERIES A (POWER REVENUE, MBIA INSURED)                                7.00         05/01/2013          2,922,084
     785,000   OAKLAND CA JOINT POWERS FINANCING AUTHORITY OAKLAND CONVENTION
                  CENTERS (LEASE REVENUE, AMBAC INSURED)                                5.50         10/01/2011            814,139
   1,500,000   ORANGE COUNTY CA LOCAL TRANSPORTATION AUTHORITY LINED SAVERS &
                  RIBS (SALES TAX REVENUE)                                              6.20         02/14/2011          1,524,135
     150,000   PALM DESERT CA FINANCING AUTHORITY (TAX INCREMENTAL REVENUE,
                  MBIA INSURED)                                                         5.00         10/01/2013            153,155
     290,000   PALM SPRINGS CA AIRPORT SUB PALM SPRINGS INTERNATIONAL AIRPORT
                  (AIRPORT REVENUE)                                                     5.10         07/01/2012            275,413
     410,000   PALM SPRINGS CA AIRPORT SUB PALM SPRINGS INTERNATIONAL AIRPORT
                  (AIRPORT REVENUE)                                                     5.20         07/01/2013            378,943
     200,000   PALM SPRINGS CA AIRPORT SUB PALM SPRINGS INTERNATIONAL AIRPORT
                  (AIRPORT REVENUE)                                                     5.30         07/01/2013            185,544
     430,000   PALM SPRINGS CA AIRPORT SUB PALM SPRINGS INTERNATIONAL AIRPORT
                  (AIRPORT REVENUE)                                                     5.30         07/01/2014            390,634
   1,023,188   PALO VERDE CA USD FLEXFUND PROGRAM (EDUCATIONAL FACILITIES
                  REVENUE)(i)                                                           4.80         09/01/2027            990,374
   1,830,000   POMONA CA PUBLIC FINANCING AUTHORITY REDEVELOPMENT PROJECT
                  SERIES AD (TAX ALLOCATION REVENUE, NATIONAL CITY BANK LOC)            4.75         02/01/2013          1,861,421
      20,000   PORT OF OAKLAND CA SERIES K PREREFUNDED (AIRPORT REVENUE, FGIC
                  INSURED)ss                                                            5.75         11/01/2012             20,759
       5,000   PORT OF OAKLAND CA SERIES K PREREFUNDED (AIRPORT REVENUE, FGIC
                  INSURED)ss                                                            5.75         11/01/2014              5,190
   2,430,000   PORT OF OAKLAND CA SERIES K UNREFUNDED (AIRPORT REVENUE, FGIC
                  INSURED)                                                              5.75         11/01/2012          2,460,132
     995,000   PORT OF OAKLAND CA SERIES K UNREFUNDED (AIRPORT REVENUE, FGIC
                  INSURED)                                                              5.75         11/01/2014          1,002,482
     500,000   PORT OF OAKLAND CA SERIES K UNREFUNDED (AIRPORT REVENUE, FGIC
                  INSURED)                                                              5.88         11/01/2017            501,665
     500,000   POWAY CA RDA PAGUAY REDEVELOPMENT PROJECT SERIES A (TAX ALLOCATION
                  REVENUE, NATIONAL CITY BANK LOC)                                      4.50         06/15/2014            495,765
     350,000   RANCHO CUCAMONGA CA REDEVELOPMENT AGENCY RANCHO REDEVELOPMENT
                  PROJECT (TAX INCREMENTAL REVENUE, AMBAC INSURED)                      5.00         09/01/2011            358,208
   1,100,000   RIVERSIDE CA COMMUNITY FACILITIES DISTRICT NUMBER 90-1 SERIES A
                  (SPECIAL TAX REVENUE)                                                 5.50         09/01/2013          1,117,809
   1,000,000   RIVERSIDE COUNTY CA PALM DESERT FINANCING AUTHORITY SERIES A
                  (LEASE REVENUE)                                                       4.50         05/01/2012          1,044,890
   1,000,000   SACRAMENTO CA CITY FINANCING AUTHORITY SERIES B (LEASE REVENUE)          5.00         11/01/2014          1,034,130
     310,000   SACRAMENTO CA MUNICIPAL UTILITY DISTRICT SERIES O (POWER REVENUE)        5.25         08/15/2015            318,816
     200,000   SACRAMENTO CITY FINANCING AUTHORITY DEL PASO & OAK PARK PROJECT
                  SERIES A (TAX INCREMENTAL REVENUE, FGIC INSURED)                      4.00         12/01/2009            200,586
   1,000,000   SACRAMENTO COUNTY CA SANITATION DISTRICT FINANCING AUTHORITY
                  REGULATION B (OTHER REVENUE, FGIC INSURED)+/-ss                       0.98         12/01/2035            611,250
   1,000,000   SACRAMENTO COUNTY CA SANITATION DISTRICT FINANCING AUTHORITY
                  SERIES A (SEWER REVENUE)                                              6.00         12/01/2014          1,074,600

                 34 Wells Fargo Advantage Municipal Income Funds


                                         Portfolio of Investments--June 30, 2009

CALIFORNIA LIMITED-TERM TAX-FREE FUND

  PRINCIPAL    SECURITY NAME                                                       INTEREST RATE   MATURITY DATE        VALUE
------------   -----------------------------------------------------------------   -------------   -------------   ---------------
CALIFORNIA (continued)
$    985,000   SALINAS VALLEY CA SOLID WASTE AUTHORITY (SOLID WASTE REVENUE,
                  AMBAC INSURED)                                                        5.00%        08/01/2012    $       992,880
     910,000   SAN BERNARDINO COUNTY CA FINANCING AUTHORITY FACILITIES PROJECT
                  (OTHER REVENUE)                                                       5.10         06/01/2017            758,148
     485,000   SAN DIEGO CA RDA TAX ALLOCATION CENTRE CITY SERIES A XLCA INSURED
                  (TAX INCREMENTAL REVENUE)                                             5.00         09/01/2014            492,178
     900,000   SAN DIEGO COUNTY CA COP (LEASE REVENUE, AMBAC INSURED)                   5.63         09/01/2012            917,676
     605,000   SAN FRANCISCO CA AIRPORT IMPROVEMENT UNITED AIRLINES INCORPORATED
                  PROJECT (AIRPORT REVENUE)                                             8.00         07/01/2013            679,857
     240,000   SAN FRANCISCO CA CITY & COUNTY AIRPORTS COMMISSION SECOND SERIES
                  ISSUE 30 (AIRPORT REVENUE, XLCA INSURED)                              4.00         05/01/2014            244,826
     100,000   SAN FRANCISCO CA CITY & COUNTY AIRPORTS COMMISSION SERIES A
                  (AIRPORT REVENUE, FGIC INSURED)                                       5.00         05/01/2016             97,826
     250,000   SAN FRANCISCO CITY & COUNTY CA RDFA SAN FRANCISCO REDEVELOPMENT
                  PROJECT SERIES B (TAX REVENUE, MBIA INSURED)                          5.25         08/01/2013            257,980
     675,000   SAN JOSE CA REDEVELOPMENT AGENCY SERIES A (TAX ALLOCATION REVENUE)       5.25         08/01/2011            692,557
   1,000,000   SAN LUIS & DELTA-MENDOTA CA WATER AUTHORITY DHCCP DEVELOPMENT
                  PROJECT SERIES A (WATER REVENUE)                                      4.50         03/01/2014          1,013,610
     120,000   SANTA CRUZ COUNTY RDA LIVE OAK SOQUEL COMMUNITY IMPROVEMENT
                  SERIES A (TAX INCREMENTAL REVENUE)                                    4.20         09/01/2012            120,656
      75,000   SANTA MARGARITA-DANA POINT AUTHORITY SERIES A (OTHER REVENUE,
                  MBIA INSURED)                                                         7.25         08/01/2010             78,365
   2,350,000   TORRANCE CA RDA REFERENDUM SERIES C (TAX ALLOCATION REVENUE, MBIA
                  INSURED)                                                              5.45         09/01/2018          2,343,115
     315,000   TRACY CA JOINT USD ELECTION 2006 (PROPERTY TAX REVENUE, FIRST
                  SECURITY BANK LOC)                                                    6.00         08/01/2013            359,182
     345,000   TRACY CA JOINT USD ELECTION 2006 (PROPERTY TAX REVENUE, FIRST
                  SECURITY BANK LOC)                                                    8.00         08/01/2012            407,666
     545,000   VALLEJO CITY CA UNIFIED SCHOOL DISTRICT SERIES A (PROPERTY TAX
                  REVENUE, NATIONAL CITY BANK LOC)                                      5.00         02/01/2013            562,582
     250,000   WASHINGTON CA UNIFIED SCHOOL DISTRICT YOLO COUNTY NEW HIGH SCHOOL
                  PROJECT (LEASE REVENUE, AMBAC INSURED)                                4.25         08/01/2013            250,205
     855,000   WASHINGTON TOWNSHIP CA HEALTH CARE DISTRICT SERIES A (HCFR)              5.00         07/01/2013            892,124
   1,000,000   WHITTIER CA HCFR PRESBYTERIAN INTERCOMMUNITY HOSPITAL SERIES D
                  (HEALTHCARE FACILITIES REVENUE)                                       4.00         06/01/2013          1,006,760
     245,000   WHITTIER CA PFA GREENLEAF AVENUE WHITTIER RDA SERIES A (LEASE
                  REVENUE)                                                              5.00         11/01/2012            241,508
                                                                                                                        96,638,775
                                                                                                                   ---------------
GUAM: 0.46%
     500,000   GUAM SECTION 30 SERIES A (OTHER REVENUE)                                 5.00         12/01/2012            518,975
                                                                                                                   ---------------
PUERTO RICO: 8.57%
     805,000   PUERTO RICO COMMONWEALTH PUBLIC IMPROVEMENT (PROPERTY TAX REVENUE,
                  MBIA INSURED)                                                         5.75         07/01/2020            841,072
     500,000   PUERTO RICO ELECTRIC POWER AUTHORITY SERIES EE (POWER REVENUE,
                  MBIA INSURED)                                                         5.00         07/01/2012            503,910
   1,500,000   PUERTO RICO ELECTRIC POWER AUTHORITY SERIES UU (OTHER REVENUE,
                  FIRST SECURITY BANK LOC)+/-ss                                         1.33         07/01/2029            825,300
   2,000,000   PUERTO RICO HFA HOUSING VIVIENDA MODERNIZATION (HOUSING REVENUE)         4.75         10/01/2011          2,001,640
     860,000   PUERTO RICO HIGHWAY & TRANSPORTATION AUTHORITY (FUEL SALES TAX
                  REVENUE, MBIA INSURED)                                                5.25         07/01/2014            862,743
     595,000   PUERTO RICO HIGHWAY & TRANSPORTATION AUTHORITY SERIES Z (FUEL
                  SALES TAX REVENUE, MBIA INSURED)                                      6.25         07/01/2010            614,147
     925,000   PUERTO RICO INFRASTRUCTURE FINANCING AUTHORITY SERIES A (SALES
                  TAX REVENUE, AMBAC INSURED)                                           5.25         07/01/2010            931,133
   1,000,000   PUERTO RICO MUNICIPAL FINANCING AGENCY REFERENCE SERIES C
                  (PROPERTY TAX REVENUE, FIRST SECURITY BANK LOC)                       5.00         08/01/2013          1,050,200
   2,000,000   PUERTO RICO SALES TAX FINANCING CORPORATION FIRST SUB-SERIES A
                  (SALES TAX REVENUE)+/-ss                                              5.00         08/01/2039         2,022,400
                                                                                                                         9,652,545
                                                                                                                   ---------------
TOTAL MUNICIPAL BONDS & NOTES (COST $107,912,750)                                                                      106,810,295
                                                                                                                   ---------------

                 Wells Fargo Advantage Municipal Income Funds 35


Portfolio of Investments--June 30, 2009

CALIFORNIA LIMITED-TERM TAX-FREE FUND

   SHARES      SECURITY NAME                                                           YIELD                            VALUE
------------   -----------------------------------------------------------------   -------------                   ---------------
SHORT-TERM INVESTMENTS: 1.54%
   1,732,145   WELLS FARGO ADVANTAGE CALIFORNIA TAX-FREE MONEY MARKET TRUST~++          0.21%                      $     1,732,145
                                                                                                                   ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $1,732,145)                                                                           1,732,145
                                                                                                                   ---------------
TOTAL INVESTMENTS IN SECURITIES
   (COST $109,644,895)*                                                    96.36%                                  $   108,542,440
OTHER ASSETS AND LIABILITIES, NET                                           3.64                                         4,102,753
                                                                          ------                                   ---------------
TOTAL NET ASSETS                                                          100.00%                                  $   112,645,193
                                                                          ------                                   ---------------

----------
+/-  Variable rate investments.

ss These securities are subject to a demand feature which reduces the effective maturity.

##   Zero coupon bond. Interest rate presented is yield to maturity.

(i)  Illiquid security.

(m) An auction-rate security whose interest rate resets at predetermined short-term intervals through a Dutch auction; rate shown represents the rate in effect at period-end.

(n) Auction to set interest rate on security failed at period end due to insufficient investor interest; failed auction does not itself cause a default.

~ This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The Wells Fargo Advantage Money Market Fund does not pay an investment advisory fee.

++   Short-term security of an affiliate of the Fund with a cost of $1,732,145.

* Cost for federal income tax purposes is $109,646,636 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                $ 1,149,457
Gross unrealized depreciation                 (2,253,653)
                                             -----------
Net unrealized appreciation (depreciation)   $(1,104,196)

The accompanying notes are an integral part of these financial statements.

                 36 Wells Fargo Advantage Municipal Income Funds


                                         Portfolio of Investments--June 30, 2009

CALIFORNIA TAX-FREE FUND

  PRINCIPAL    SECURITY NAME                                                       INTEREST RATE   MATURITY DATE        VALUE
------------   -----------------------------------------------------------------   -------------   -------------   ---------------
MUNICIPAL BONDS & NOTES: 98.85%
CALIFORNIA: 97.03%
$  2,180,000   ABAG FINANCE AUTHORITY FOR NONPROFIT CORPORATIONS SCHOOL OF
                  MECHANIC ARTS (EDUCATIONAL FACILITIES REVENUE)                        5.30%        10/01/2032    $     2,015,454
   1,500,000   ABC USD CAPITAL APPRECIATION SERIES B (PROPERTY TAX REVENUE, FGIC
                  INSURED)##                                                            5.27         08/01/2018            934,695
   3,895,000   ADELANTO CA UTILITY SYSTEMS PROJECT SERIES A (OTHER REVENUE,
                  AMBAC INSURED)+/-(n)(m)ss                                            12.00         11/01/2034          3,895,000
   3,660,000   ALAMEDA CORRIDOR TRANSPORTATION AUTHORITY SUB LIEN SERIES A
                  (TRANSPORTATION REVENUE)##                                            5.81         10/01/2018          2,153,873
   1,105,000   ALISAL CA UNION SCHOOL DISTRICT CAPITAL APPRECIATION-2006
                  ELECTION-SERIES A (PROPERTY TAX REVENUE, GUARANTEE
                  AGREEMENT)##                                                          5.81         08/01/2017            695,189
   2,170,000   ALISAL UNION SCHOOL DISTRICT SERIES B (PROPERTY TAX REVENUE,
                  GUARANTEE AGREEMENT)##                                                6.10         08/01/2026            777,294
   1,000,000   ALVORD CA USD SERIES D (PROPERTY TAX REVENUE, FIRST SECURITY BANK
                  LOC)                                                                  5.55         08/01/2030          1,013,410
   5,900,000   ANAHEIM PFA (LEASE REVENUE, FIRST SECURITY BANK LOC)##                   5.43         09/01/2018          3,608,971
  15,110,000   ANAHEIM PFA CAPITAL APPRECIATION-SUB-PUBLIC IMPROVEMENTS PROJECT
                  SERIES C (LEASE REVENUE, FIRST SECURITY BANK LOC)##                   6.50         09/01/2025          5,371,303
   3,075,000   ANTELOPE VALLEY CA HEALTH CARE SERIES A (HCFR)                           5.20         01/01/2017          3,011,532
   4,345,000   AZTEC CA SHOPS LIMITED SAN DIEGO STATE UNIVERSITY (COLLEGE &
                  UNIVERSITY REVENUE)                                                   5.88         09/01/2020          4,157,817
   1,635,000   BAY AREA GOVERNMENTS ASSOCIATION (SALES TAX REVENUE, XLCA
                  INSURED)                                                              5.00         08/01/2017          1,607,843
   3,190,000   BELMONT CA COMMUNITY FACILITIES SPECIAL TAX DISTRICT #2000-1
                  LIBRARY PROJECT SERIES A (TAX INCREMENTAL REVENUE, AMBAC
                  INSURED)                                                              5.75         08/01/2030          3,312,975
   2,105,000   BREA PFA TAX ALLOCATION SERIES A (TAX INCREMENTAL REVENUE)               7.00         09/01/2023          2,194,294
   1,500,000   CABRILLO CA USD SERIES A (PROPERTY TAX REVENUE, AMBAC INSURED)##         6.23         08/01/2021            715,035
   4,000,000   CALIFORNIA ADVENTIST HEALTH SYSTEMS SERIES A (HCFR)                      5.00         03/01/2028          3,429,600
   3,000,000   CALIFORNIA CASA COLINA PROJECT (HCFR)                                    6.00         04/01/2022          2,821,440
   3,000,000   CALIFORNIA COMMERCE JOINT POWER FINANCING AUTHORITY (OTHER
                  REVENUE, AMBAC INSURED)                                               5.00         08/01/2026          2,649,720
   1,085,000   CALIFORNIA EDUCATIONAL FACILITIES POOLED COLLEGE PROJECTS SERIES
                  B (COLLEGE & UNIVERSITY REVENUE)                                      5.13         04/01/2017            972,833
     725,000   CALIFORNIA EDUCATIONAL FACILITIES POOLED COLLEGE PROJECTS SERIES
                  B (COLLEGE & UNIVERSITY REVENUE)                                      5.25         04/01/2024            576,962
      65,000   CALIFORNIA EDUCATIONAL FACILITIES POOLED COLLEGE PROJECTS SERIES
                  B UNREFUNDED (COLLEGE & UNIVERSITY REVENUE)                           5.25         04/01/2024             65,650
   2,750,000   CALIFORNIA HEALTH FACILITIES FINANCING AUTHORITY CATHOLIC
                  HEALTHCARE WEST SERIES A (HOSPITAL REVENUE)                           6.00         07/01/2029          2,785,063
   2,200,000   CALIFORNIA HFFA CATHOLIC HEALTHCARE WEST SERIES B (HCFR, BANK OF
                  AMERICA NA LOC)+/-ss                                                  0.24         07/01/2025          2,200,000
   2,275,000   CALIFORNIA HFFA CATHOLIC HEALTHCARE WEST SERIES L (HFFA REVENUE)         5.13         07/01/2022          2,200,289
   1,125,000   CALIFORNIA HFFA SCRIPPS HEALTH SERIES A (HOSPITAL REVENUE)               5.00         10/01/2022          1,052,336
   3,950,000   CALIFORNIA HOME MORTGAGE FINANCE AUTHORITY SERIES E (HOUSING
                  REVENUE, GNMA INSURED)                                                6.10         02/01/2046          3,814,081
   6,700,000   CALIFORNIA HOUSING FINANCE AGENCY HOME MORTGAGE SERIES E (HOUSING
                  REVENUE)                                                              4.65         08/01/2022          5,665,654
   3,000,000   CALIFORNIA HOUSING FINANCE AGENCY HOME MORTGAGE SERIES G (HOUSING
                  REVENUE)                                                              5.50         08/01/2042          2,868,930
   7,115,000   CALIFORNIA HOUSING FINANCE AGENCY HOME MORTGAGE SERIES K (HOUSING
                  REVENUE)                                                              4.55         08/01/2021          6,196,169
   4,500,000   CALIFORNIA HOUSING FINANCE AGENCY HOME MORTGAGE SERIES M (HOUSING
                  REVENUE)                                                              4.55         08/01/2021          3,765,240
   3,585,000   CALIFORNIA HOUSING FINANCE AGENCY HOME MORTGAGE SERIES M (HOUSING
                  REVENUE)                                                              5.00         08/01/2037          3,394,887
   4,725,000   CALIFORNIA HOUSING FINANCE AGENCY SERIES E (HOUSING REVENUE)             5.00         02/01/2042          4,457,896
   4,900,000   CALIFORNIA HOUSING FINANCE AGENCY SERIES J (HOUSING REVENUE)             4.95         08/01/2022          4,237,177
   5,000,000   CALIFORNIA INFRASTRUCTURE & ECONOMIC DEVELOPMENT BANK J. DAVID
                  GLADSTONE INSTITUTE PROJECT (HCFR)                                    5.25         10/01/2034          4,533,000
   2,500,000   CALIFORNIA MUNICIPAL FINANCE AUTHORITY COMMUNITY HOSPITALS
                  CENTRAL CALIFORNIA (HOSPITAL REVENUE)                                 5.00         02/01/2020          2,172,675
   2,000,000   CALIFORNIA POOLED COLLEGE & UNIVERSITY PROJECT SERIES B
                  PREREFUNDED (COLLEGE & UNIVERSITY REVENUE)ss                          6.75         06/01/2030          2,132,220
      75,000   CALIFORNIA RURAL HOME MORTGAGE FINANCE AUTHORITY MORTGAGE-BACKED
                  SECURITIES SERIES B (HOUSING REVENUE, GNMA INSURED)                   6.25         12/01/2031             73,916
     100,000   CALIFORNIA RURAL HOME MORTGAGE FINANCE AUTHORITY MORTGAGE-BACKED
                  SECURITIES SERIES B5 (HOUSING REVENUE, GNMA INSURED)                  6.35         12/01/2029            100,858
   3,550,000   CALIFORNIA RURAL HOME MORTGAGE FINANCE AUTHORITY MORTGAGE-BACKED
                  SECURITIES SERIES C PUTTABLE (HOUSING REVENUE, GNMA)ss                5.40         02/01/2046          3,263,444

                 Wells Fargo Advantage Municipal Income Funds 37


Portfolio of Investments--June 30, 2009

CALIFORNIA TAX-FREE FUND

  PRINCIPAL    SECURITY NAME                                                       INTEREST RATE   MATURITY DATE        VALUE
------------   -----------------------------------------------------------------   -------------   -------------   ---------------
CALIFORNIA (continued)
$  3,565,000   CALIFORNIA RURAL HOME MORTGAGE FINANCE AUTHORITY MORTGAGE-BACKED
                  SECURITIES SERIES E PUTTABLE (HOUSING REVENUE, GNMA)ss                5.80%        08/01/2043    $     3,441,865
     500,000   CALIFORNIA SERIES A (SALES TAX REVENUE)                                  5.00         07/01/2009            500,055
   1,090,000   CALIFORNIA SPECIAL DISTRICT ASSOCIATION FINANCE CORPORATION
                  PROGRAM SERIES MM (LEASE REVENUE)                                     5.50         06/01/2021          1,090,894
   8,000,000   CALIFORNIA STATE (PROPERTY TAX REVENUE)                                  5.75         04/01/2031          7,710,960
   2,520,000   CALIFORNIA STATE DEPARTMENT OF TRANSPORTATION CA SERIES A (LEASE
                  REVENUE, MBIA INSURED)                                                5.25         03/01/2016          2,527,283
   3,000,000   CALIFORNIA STATE DEPARTMENT OF VETERAN AFFAIRS HOME PURCHASE
                  SERIES A (OTHER REVENUE, AMBAC INSURED)                               5.30         12/01/2021          3,053,640
   3,300,000   CALIFORNIA STATE DWR POWER SUPPLY REVENUE SERIES C7 (WATER
                  REVENUE LOC, FSA INSURED)+/-ss                                        0.70         05/01/2022          3,300,000
     450,000   CALIFORNIA STATE PREREFUNDED (GO - STATES, TERRITORIES, AMBAC
                  INSURED)ss                                                            5.25         12/01/2024            431,253
   2,825,000   CALIFORNIA STATE PUBLIC WORKS BOARD SERIES K (LEASE REVENUE)             5.00         11/01/2018          2,768,698
   5,225,000   CALIFORNIA STATE PUBLIC WORKS BOARD UNIVERSITY OF CALIFORNIA
                  RESEARCH PROJECT SERIES L (COLLEGE & UNIVERSITY REVENUE)              5.25         11/01/2028          4,968,818
   3,200,000   CALIFORNIA STATE UNIVERSITY FRESNO ASSOCIATION INCORPORATED
                  SENIOR AUXILIARY ORGANIZATION EVENT CENTER PREREFUNDED
                  (COLLEGE & UNIVERSITY REVENUE)ss                                      6.00         07/01/2022          3,673,312
   2,000,000   CALIFORNIA STATE UNIVERSITY FULLERTON FOUNDATION SERIES B
                  (COLLEGE & UNIVERSITY REVENUE, MBIA INSURED)                          6.63         07/01/2030          2,021,560
     250,000   CALIFORNIA STATEWIDE CDA (ACA INSURED)+/-(m)ss                           0.96         05/15/2029            250,000
   4,000,000   CALIFORNIA STATEWIDE CDA (HOSPITAL REVENUE)                              5.25         12/01/2027          3,085,800
   1,745,000   CALIFORNIA STATEWIDE CDA CATHOLIC WEST PREREFUNDED BALANCE
                  (HCFR)ss                                                              6.50         07/01/2020          1,859,071
   1,815,000   CALIFORNIA STATEWIDE CDA CEDARS SINAI MEDICAL CENTER (HCFR)              6.50         08/01/2012          1,924,662
   2,000,000   CALIFORNIA STATEWIDE CDA CHILDRENS HOSPITAL LOS ANGELES (HCFR,
                  MBIA INSURED)                                                         5.25         08/15/2029          1,804,320
   2,000,000   CALIFORNIA STATEWIDE CDA CHILDRENS HOSPITAL LOS ANGELES (HCFR,
                  MBIA INSURED)                                                         5.25         08/15/2029          1,804,320
   2,010,000   CALIFORNIA STATEWIDE CDA PIONEER PARK PROJECT SERIES T (HOUSING
                  REVENUE, GNMA INSURED)                                                6.10         12/20/2035          2,036,572
   1,190,000   CALIFORNIA STATEWIDE CDA REFERENDUM INTERNATIONAL SCHOOL
                  PENINSULA PROJECT (OTHER REVENUE)                                     5.00         11/01/2016          1,000,481
   4,210,000   CALIFORNIA STATEWIDE CDA SERIES B (WATER & WASTEWATER AUTHORITY
                  REVENUE, FIRST SECURITY BANK LOC)                                     5.25         10/01/2027          4,224,609
   3,600,000   CALIFORNIA STATEWIDE CDA THE INTERNEXT GROUP (HCFR)                      5.38         04/01/2017          3,286,296
   1,000,000   CALIFORNIA STOCKTON PFA (OTHER REVENUE, GUARANTEE AGREEMENT)+/-ss        2.32         09/01/2048          1,000,000
   6,000,000   CALIFORNIA SUTTER HEALTH SERIES A (HCFR)                                 6.25         08/15/2031          6,068,280
   2,750,000   CALIFORNIA SUTTER HEALTH SERIES C (HCFR, FIRST SECURITY BANK LOC)        5.13         08/15/2022          2,750,688
   2,000,000   CALIFORNIA THE EPISCOPAL HOME (HCFR, CALIFORNIA MORTGAGE INSURED)        5.25         02/01/2021          1,926,620
      90,000   CAPITOL AREA DEVELOPMENT AUTHORITY SERIES A (LEASE REVENUE, MBIA
                  INSURED)                                                              6.50         04/01/2012             90,379
   1,140,000   CARSON CA RDA SERIES A (TAX INCREMENTAL REVENUE, MBIA INSURED)           5.25         10/01/2020          1,091,960
   1,075,000   CATHEDRAL CITY PUBLIC FINANCING AUTHORITY CAPITAL APPRECIATION
                  SERIES A (TAX INCREMENTAL REVENUE, MBIA INSURED)##                    6.27         08/01/2024            423,808
   1,085,000   CATHEDRAL CITY PUBLIC FINANCING AUTHORITY CAPITAL APPRECIATION
                  SERIES A (TAX INCREMENTAL REVENUE, MBIA INSURED)##                    6.45         08/01/2026            366,752
   5,000,000   CENTER CA USD CAPITAL APPRECIATION SERIES C (PROPERTY TAX
                  REVENUE, MBIA INSURED)##                                              5.91         09/01/2021          2,461,200
   3,600,000   CENTER CA USD ELECTION 1991 SERIES D (PROPERTY TAX REVENUE, MBIA
                  INSURED)##                                                            6.77         08/01/2028          1,009,872
   1,525,000   CENTINELA VALLEY UNION HIGH SCHOOL DISTRICT CA SERIES A (PROPERTY
                  TAX REVENUE, MBIA INSURED)                                            5.50         02/01/2024          1,442,132
   2,645,000   CENTRAL VALLEY CA SCHOOL DISTRICT FINANCING AUTHORITY GO PROGRAM
                  SERIES A (EDUCATIONAL FACILITIES REVENUE, MBIA INSURED)               6.45         02/01/2018          3,041,142
   3,000,000   CHICO PFA REDEVELOPMENT PROJECT AREA (TAX INCREMENTAL REVENUE,
                  MBIA INSURED)                                                         5.13         04/01/2021          2,828,880
   1,800,000   CHINO BASIN CA REGIONAL FINANCING AUTHORITY MUNICIPAL WATER
                  DISTRICT SEWER SYSTEM PROJECT (SEWER REVENUE, AMBAC INSURED)          6.00         08/01/2016          1,807,056
   3,000,000   CITY OF SAN JOSE CA SERIES A (AIRPORT REVENUE, AMBAC INSURED)            5.50         03/01/2026          2,873,490
   1,000,000   COLLEGE OF THE SEQUOIAS TULARE AREA IMPROVEMENT DISTRICT # 3
                  ELECTION 2008 SERIES 8 (COLLEGE & UNIVERSITY REVENUE,
                  GUARANTEE AGREEMENT)##                                                6.27         08/01/2024            394,240

                 38 Wells Fargo Advantage Municipal Income Funds


                                         Portfolio of Investments--June 30, 2009

CALIFORNIA TAX-FREE FUND

  PRINCIPAL    SECURITY NAME                                                       INTEREST RATE   MATURITY DATE        VALUE
------------   -----------------------------------------------------------------   -------------   -------------   ---------------
CALIFORNIA (continued)
$  1,355,000   COLLEGE OF THE SEQUOIAS TULARE AREA IMPROVEMENT DISTRICT # 3
                  ELECTION 2008 SERIES A (COLLEGE & UNIVERSITY REVENUE,
                  GUARANTEE AGREEMENT)##                                                6.36%        08/01/2025    $       494,927
     480,000   COMPTON CA SOLID WASTE MANAGEMENT FACILITIES (SOLID WASTE
                  REVENUE)                                                              4.80         08/01/2020            404,736
     270,000   CONTRA COSTA COUNTY CA (HOUSING REVENUE, GNMA INSURED)                   7.75         05/01/2022            345,128
     750,000   CONTRA COSTA COUNTY CA PFA (TAX INCREMENTAL REVENUE)                     5.25         08/01/2028            651,960
   4,850,000   DALY CITY HOUSING DEVELOPMENT FINANCE AGENCY FRANCISCAN MOBILE
                  SERIES A (OTHER REVENUE)                                              5.25         12/15/2031          3,764,425
   4,000,000   DUARTE CA RDA CAPITAL APPRECIATION SUB MERGED REDEVELOPMENT
                  PROJECT (TAX INCREMENTAL REVENUE)##                                   4.64         12/01/2016          2,846,240
   5,265,000   DUARTE CA SERIES A (HCFR)                                                5.25         04/01/2024          4,985,007
   2,000,000   DUARTE CA SERIES A (HCFR, ACA INSURED)                                   5.25         04/01/2019          1,921,620
   3,300,000   EAST PALO ALTO CA UNIVERSITY CIRCLE GATEWAY 101 CORRIDOR PROJECT
                  (TAX INCREMENTAL REVENUE)                                             6.63         10/01/2029          3,408,999
   4,430,000   EAST SIDE CA UNION HIGH SCHOOL DISTRICT SANTA CLARA COUNTY
                  CAPITAL APPRECIATION SERIES A (PROPERTY TAX REVENUE, MBIA
                  INSURED)##                                                            4.51         09/01/2018          2,944,488
   5,185,000   EAST SIDE CA UNION HIGH SCHOOL DISTRICT SANTA CLARA COUNTY
                  CAPITAL APPRECIATION SERIES A (PROPERTY TAX REVENUE, MBIA
                  INSURED)##                                                            4.66         09/01/2019          3,246,951
   5,420,000   EAST SIDE CA UNION HIGH SCHOOL DISTRICT SANTA CLARA COUNTY
                  CAPITAL APPRECIATION SERIES A (PROPERTY TAX REVENUE, MBIA
                  INSURED)##                                                            4.79         09/01/2020          3,194,602
      70,000   EASTERN MUNICIPAL WATER DISTRICT CA SERIES H (WATER & SEWER
                  REVENUE)                                                              5.00         07/01/2035             66,019
   2,500,000   EL MONTE CA DEPARTMENT OF PUBLIC SERVICES FACILITIES PROJECT
                  PHASE II (LEASE REVENUE, AMBAC INSURED)(i)                            5.25         01/01/2034          2,306,000
     500,000   EMERYVILLE CA PFA ASSESSMENT DISTRIBUTION REFINANCING (SPECIAL
                  FACILITIES REVENUE)                                                   5.75         09/02/2014            485,615
   1,750,000   EMERYVILLE CA PFA ASSESSMENT DISTRIBUTION REFINANCING (SPECIAL
                  FACILITIES REVENUE)                                                   5.90         09/02/2021          1,549,240
   1,265,000   ESCONDIDO CA JOINT POWERS FINANCING AUTHORITY CIVIC CENTER
                  PROJECT SERIES B (LEASE REVENUE, AMBAC INSURED)                       6.13         09/01/2011          1,330,388
   2,000,000   ETIWANDA SCHOOL DISTRICT PFA (OTHER REVENUE, GUARANTEE AGREEMENT)        5.00         09/15/2032          1,874,600
   1,000,000   FAIRFIELD CA FAIRFIELD WATER SERIES A (WATER REVENUE, XLCA
                  INSURED)##                                                            6.00         04/01/2021            499,120
   2,455,000   FONTANA CA RDA JURUPA HILLS REDEVELOPMENT PROJECT SERIES A (TAX
                  INCREMENTAL REVENUE)                                                  5.50         10/01/2017          2,464,918
   5,040,000   FONTANA CA RDA JURUPA HILLS REDEVELOPMENT PROJECT SERIES A (TAX
                  INCREMENTAL REVENUE)                                                  5.50         10/01/2027          4,981,234
   4,785,000   FONTANA CA RDA JURUPA HILLS REDEVELOPMENT PROJECT SERIES A (TAX
                  INCREMENTAL REVENUE)                                                  5.60         10/01/2027          4,783,469
     550,000   FRESNO CA STREET IMPROVEMENT PROJECT (LEASE REVENUE)                     6.63         12/01/2011            561,105
   1,500,000   GILROY CA USD ELECTION 2008 SERIES A (PROPERTY TAX REVENUE,
                  GUARANTEE AGREEMENT)                                                  6.00         08/01/2027          1,645,020
   2,705,000   GOLDEN STATE TOBACCO SECURITIZATION CORPORATION CA SERIES 2003 A1
                  PREREFUNDED (EXCISE TAX REVENUE)ss                                    6.25         06/01/2033          2,973,228
   8,325,000   GOLDEN STATE TOBACCO SECURITIZATION CORPORATION SERIES A1 (OTHER
                  REVENUE)                                                              4.50         06/01/2027          6,884,942
   2,000,000   GOLDEN WEST CA SCHOOLS CAPITAL APPRECIATION SERIES A (OTHER
                  REVENUE, MBIA INSURED)##                                              4.26         08/01/2015          1,547,800
   2,500,000   HAWAIIAN GARDENS CA RDA (TAX INCREMENTAL REVENUE)                        6.00         12/01/2013          2,574,500
   4,105,000   HAWTHORNE CA SCHOOL DISTRICT PREREFUNDED (LEASE REVENUE, FIRST
                  SECURITY BANK LOC)ss                                                  6.00         11/01/2025          4,437,300
   3,000,000   HESPERIA CA PFA (OTHER REVENUE, XLCA INSURED)                            5.00         09/01/2031          2,242,050
   1,815,000   INLAND EMPIRE TOBACCO SECURITIZATION AUTHORITY SERIES A (OTHER
                  REVENUE)                                                              4.63         06/01/2021          1,574,876
     200,000   JAMUL-DULZURA CA UNION SCHOOL DISTRICT SERIES C (PROPERTY TAX
                  REVENUE)                                                              6.40         08/01/2016            200,826
   4,000,000   LAKE ELSINORE CA PFA SERIES A (TAX INCREMENTAL REVENUE)                  5.50         09/01/2030          3,464,760
   3,010,000   LAKE ELSINORE CA SCHOOL FINANCING AUTHORITY HORSETHIEF CANYON
                  (SPECIAL TAX REVENUE)                                                 5.63         09/01/2016          2,857,363
   1,000,000   LIVE OAK SCHOOL DISTRICT SANTA CRUZ COUNTY CA (LEASE REVENUE,
                  GUARANTEE AGREEMENT)                                                  5.50         08/01/2029          1,047,260
   1,500,000   LONG BEACH BOND FINANCE AUTHORITY CA (LEASE REVENUE, AMBAC
                  INSURED)                                                              6.00         11/01/2017          1,687,575
   4,740,000   LOS ANGELES CA COMMUNITY RDA (HOUSING REVENUE, FNMA)+/-ss                4.90         08/15/2039          4,756,021
     675,000   LOS ANGELES CA SERIES F2 (OTHER REVENUE)+/-ss                            0.25         06/01/2032            675,000
   2,310,000   LOS ANGELES COMMUNITY RDA MANCHESTER SOCIAL SERVICES PROJECT
                  (LEASE REVENUE, AMBAC INSURED)                                        5.00         09/01/2025          2,240,076
     150,000   LOS ANGELES COUNTY CA PUBLIC WORKS FINANCING AUTHORITY MASTER
                  PROJECT SERIES A (LEASE REVENUE, FGIC INSURED)                        5.00         09/01/2014            157,077
   1,000,000   LOS ANGELES COUNTY PUBLIC WORKS FINANCING AUTHORITY MASTER
                  PROJECT SERIES B (LEASE REVENUE, FGIC INSURED)                        5.00         09/01/2018          1,006,520

                 Wells Fargo Advantage Municipal Income Funds 39


Portfolio of Investments--June 30, 2009

CALIFORNIA TAX-FREE FUND

  PRINCIPAL    SECURITY NAME                                                       INTEREST RATE   MATURITY DATE        VALUE
------------   -----------------------------------------------------------------   -------------   -------------   ---------------
CALIFORNIA (continued)
$  2,015,000   LOS ANGELES DEPARTMENT OF AIRPORTS LOS ANGELES INTERNATIONAL
                  AIRPORT SERIES C (AIRPORT REVENUE)                                    5.00%        05/15/2024    $     2,022,053
   3,000,000   LOS ANGELES DEPARTMENT OF WATER & POWER SERIES B (OTHER REVENUE)         5.25         07/01/2023          3,183,360
     470,000   MANTECA CA RDA AMENDED MERGED PROJECT AREA (TAX INCREMENTAL
                  REVENUE, XLCA INSURED)                                                5.00         10/01/2014            476,942
   2,135,000   MERCED CA UNION HIGH SCHOOL DISTRICT CAPITAL APPRECIATION SERIES
                  A (PROPERTY TAX REVENUE, FGIC INSURED)##                              5.27         08/01/2018          1,330,383
     340,000   MERCED COUNTY CA (LEASE REVENUE, FIRST SECURITY BANK LOC)                6.00         10/01/2012            347,106
   4,375,000   MONROVIA CA RDA CENTRAL REDEVELOPMENT PROJECT AREA 1 (TAX
                  INCREMENTAL REVENUE, AMBAC INSURED)                                   5.00         05/01/2021          4,075,794
   1,435,000   MONTEBELLO USD (PROPERTY TAX REVENUE, FIRST SECURITY BANK LOC)##         5.63         08/01/2021            733,959
     350,000   MURRIETA VALLEY USD PFA (OTHER REVENUE, FIRST SECURITY BANK
                  LOC)##                                                                5.75         09/01/2022            165,834
   1,785,000   MURRIETA VALLEY USD PFA (OTHER REVENUE, FIRST SECURITY BANK
                  LOC)##                                                                6.09         09/01/2025            676,640
   1,080,000   NAPA VALLEJO CA WASTE MANAGEMENT AUTHORITY SOLID WASTE TRANSFER
                  FACILITY (SOLID WASTE REVENUE)                                        5.50         02/15/2013          1,057,752
   2,000,000   NORTHERN INYO COUNTY CA LOCAL HOSPITAL DISTRICT (PROPERTY TAX
                  REVENUE)                                                              5.60         08/01/2035          2,008,280
   1,500,000   NORWALK-LA MIRADA CA UNIFIED SCHOOL DISTRICT ELECTION 2002 SERIES
                  D (GO - SCHOOL DISTRICTS, FIRST SECURITY BANK LOC)##%%                6.17         08/01/2023            637,560
   1,509,412   OAK GROVE UNION SCHOOL DISTRICT FLEXFUND PROGRAM (OTHER
                  REVENUE)(i)                                                           4.75         08/01/2027          1,315,332
   1,500,000   ONTARIO CA RDA ONTARIO REDEVELOPMENT PROJECT #1 (SPECIAL TAX
                  REVENUE, MBIA INSURED)                                                6.00         08/01/2015          1,601,520
     250,000   ORANGE COUNTY CA SANITATION DISTRICT SERIES A (LEASE
                  REVENUE)+/-ss                                                         0.35         08/01/2029            250,000
  10,000,000   PALM SPRINGS CA (HOSPITAL REVENUE)##                                     4.62         04/15/2021          5,837,800
     290,000   PALM SPRINGS CA PALM SPRINGS INTERNATIONAL AIRPORT (AIRPORT
                  REVENUE)                                                              6.00         07/01/2018            245,343
     500,000   PALM SPRINGS CA PALM SPRINGS INTERNATIONAL AIRPORT (AIRPORT
                  REVENUE)                                                              6.40         07/01/2023            405,670
   1,943,313   PALO VERDE CA USD FLEXFUND PROGRAM (EDUCATIONAL FACILITIES
                  REVENUE)(i)                                                           4.80         09/01/2027          1,880,991
   1,425,000   PALOMAR POMERADO HEALTH (PROPERTY TAX REVENUE, MBIA INSURED)##           5.72         08/01/2020            762,817
   1,410,000   PASADENA CA OLD PASADENA PARKING FACILITIES PROJECT (LEASE
                  REVENUE)                                                              6.25         01/01/2018          1,623,827
   2,045,000   PERRIS CA PFA SERIES A (TAX INCREMENTAL REVENUE)                         5.75         10/01/2031          1,977,883
   1,030,000   PERRIS CA PFA SERIES A (TAX INCREMENTAL REVENUE, MBIA INSURED)           5.25         10/01/2020            986,596
   5,500,000   PICO RIVERA CA WATER AUTHORITY SERIES A (WATER REVENUE)                  6.25         12/01/2032          4,343,350
   2,000,000   PICO RIVERA CA WATER AUTHORITY SERIES A (WATER REVENUE, MBIA
                  INSURED)                                                              5.50         05/01/2019          2,212,800
   2,515,000   PLACENTIA CA RDA SERIES A (TAX INCREMENTAL REVENUE)                      5.85         08/01/2032          2,246,549
   2,480,000   POMONA CA USD SERIES A (PROPERTY TAX REVENUE, MBIA INSURED)              6.55         08/01/2029          2,640,828
   9,035,000   PORT OF OAKLAND CA (ELECTRIC REVENUE)                                    5.75         11/01/2021          8,843,819
      70,000   PORT OF OAKLAND CA SERIES K PREREFUNDED (ELECTRIC REVENUE)ss             5.75         11/01/2021             72,655
   2,000,000   PORT OF OAKLAND CA SERIES L (HARBOR DEPARTMENT REVENUE, FGIC
                  INSURED)                                                              5.50         11/01/2020          1,936,300
   3,600,000   PORT OF REDWOOD CITY CA (HARBOR DEPARTMENT REVENUE)                      5.13         06/01/2030          2,970,216
   1,000,000   RANCHO MIRAGE CA JOINT POWERS FINANCING AUTHORITY EISENHOWER
                  MEDICAL CENTER SERIES B (HOSPITAL REVENUE, MBIA INSURED)              4.88         07/01/2022            907,840
     875,000   REDLANDS CA RDA PROJECT AREA SERIES A (TAX REVENUE, AMBAC
                  INSURED)                                                              4.63         08/01/2022            768,031
     420,000   REDLANDS USD CA ELECTION OF 2008 (PROPERTY TAX REVENUE, FIRST
                  SECURITY BANK LOC)##                                                  4.55         07/01/2017            293,126
   1,000,000   RIALTO CA RDA MERGED PROJECT AREA SERIES A (TAX INCREMENTAL
                  REVENUE)                                                              5.00         09/01/2021            893,700
     215,000   RICHMOND CA JOINT POWERS FINANCING AUTHORITY SERIES A (LEASE
                  REVENUE)                                                              5.25         05/15/2013            215,325
   8,595,000   RIVERSIDE COUNTY CA ASSET LEASING CORPORATION RIVERSIDE COUNTY
                  HOSPITAL PROJECT (HCFR, MBIA INSURED)##                               6.45         06/01/2026          2,936,138
   1,250,000   RIVERSIDE COUNTY CA MORTGAGE SERIES A (HOUSING REVENUE, GNMA
                  INSURED)                                                              7.80         05/01/2021          1,698,413
   3,345,000   RIVERSIDE COUNTY PALM DESERT FINANCING AUTHORITY SERIES A (LEASE
                  REVENUE)                                                              6.00         05/01/2022          3,491,444
   2,500,000   SACRAMENTO CA CITY FINANCING AUTHORITY SERIES A (LEASE REVENUE,
                  AMBAC INSURED)                                                        5.40         11/01/2020          2,565,675
   1,765,000   SACRAMENTO CA MUD SERIES A (ELECTRIC REVENUE, MBIA INSURED)              6.25         08/15/2010          1,794,105
     635,000   SACRAMENTO CA MUD SERIES F (ELECTRIC REVENUE)                            5.38         12/01/2013            682,390
   1,985,000   SACRAMENTO CA SERIES A (OTHER REVENUE)                                   8.25         01/01/2021          2,768,618
   1,085,000   SACRAMENTO COUNTY CA ANIMAL CARE YOUTH DETENTION (LEASE REVENUE,
                  AMBAC INSURED)                                                        5.00         10/01/2025          1,058,971
   2,000,000   SACRAMENTO COUNTY CA SANITATION DISTRICT FINANCING AUTHORITY
                  REGULATION B (OTHER REVENUE, FGIC INSURED)+/-                         0.98         12/01/2035          1,222,500
   3,270,000   SAN BERNARDINO COUNTY CA FINANCING AUTHORITY CT HOUSING
                  FACILITIES PROJECT (OTHER REVENUE, MBIA INSURED)                      5.50         06/01/2037          2,847,287
   2,500,000   SAN DIEGO CA RDA CENTRE (TAX INCREMENTAL REVENUE, FIRST SECURITY
                  BANK LOC)##                                                           5.90         09/01/2023          1,096,800

                 40 Wells Fargo Advantage Municipal Income Funds


                                         Portfolio of Investments--June 30, 2009

CALIFORNIA TAX-FREE FUND

  PRINCIPAL    SECURITY NAME                                                       INTEREST RATE   MATURITY DATE        VALUE
------------   -----------------------------------------------------------------   -------------   -------------   ---------------
CALIFORNIA (continued)
$  1,060,000   SAN DIEGO CA RDA CENTRE CITY SUB PARKING SERIES B (PARKING
                  FACILITIES REVENUE)                                                   5.30%        09/01/2020    $       985,694
   1,400,000   SAN DIEGO COUNTY CA REGIONAL TRANSPORTATION COMMUNITY LIMITED TAX
                  SERIES D (SALES TAX REVENUE, DEXIA CREDIT LOCAL DE FRANCE
                  LOC)+/-ss                                                             0.70         04/01/2038          1,400,000
   2,500,000   SAN FRANCISCO CA CITY & COUNTY AIRPORT COMMISSION SECOND SERIES
                  27B (AIRPORT REVENUE, FGIC INSURED)                                   5.00         05/01/2019          2,509,125
   3,000,000   SAN FRANCISCO CA SERIES A (LEASE REVENUE)                                5.20         04/01/2026          2,983,170
   3,300,000   SAN JOSE CA EL PARADOR APARTMENTS PROJECT SERIES A (HOUSING
                  REVENUE)                                                              6.20         01/01/2041          2,441,175
   8,320,000   SAN JOSE CA RDA MERGED AREA REDEVELOPMENT PROJECT SERIES D (TAX
                  INCREMENTAL REVENUE, AMBAC INSURED)                                   5.00         08/01/2023          7,441,075
   1,205,000   SAN JOSE CA USD (LEASE REVENUE, FIRST SECURITY BANK LOC)##               5.30         01/01/2021            660,183
   2,000,000   SAN JOSE RDA CA MERGED AREA REDEVELOPMENT PROJECT SERIES C (TAX
                  INCREMENTAL REVENUE, MBIA INSURED)                                    5.00         08/01/2025          1,763,320
   1,500,000   SAN JOSE RDA SERIES C (TAX INCREMENTAL REVENUE)                          5.00         08/01/2026          1,313,310
   3,175,000   SAN JOSE USD (LEASE REVENUE, FIRST SECURITY BANK LOC)##                  5.99         01/01/2026          1,198,785
   1,300,000   SAN MARCOS CA PFA (STATE & LOCAL GOVERNMENTS)##                          4.12         01/01/2019            882,349
   1,200,000   SAN RAFAEL CITY CA HIGH SCHOOL DISTRICT ELECTION OF 2002 SERIES B
                  (PROPERTY TAX REVENUE, MBIA INSURED)##                                5.78         08/01/2023            537,996
   3,000,000   SANTA ANA CA FINANCING AUTHORITY INNER CITY COMMUTER SERIES C
                  (LEASE REVENUE)                                                       5.60         09/01/2019          2,949,600
   3,000,000   SANTA CLARA COUNTY CA HOUSING AUTHORITY BLOSSOM RIVER APARTMENTS
                  SERIES A (HOUSING REVENUE)                                            6.50         09/01/2039          2,136,360
   5,000,000   SANTA CLARA COUNTY FINANCING AUTHORITY (OTHER REVENUE, AMBAC
                  INSURED)                                                              5.75         02/01/2041          4,818,100
   2,100,000   SANTA CRUZ COUNTY RDA CALIFORNIA LIVE OAK SOQUEL COMMUNITY
                  IMPROVEMENT (TAX INCREMENTAL REVENUE)                                 6.63         09/01/2029          2,141,601
     870,000   SCHOOL FACILITIES FINANCING AUTHORITY GRANT JOINT UNION HIGH
                  SCHOOL SERIES A (OTHER REVENUE, FIRST SECURITY BANK LOC)##            5.51         08/01/2019            502,938
   1,505,000   SCHOOL FACILITIES FINANCING AUTHORITY GRANT JOINT UNION HIGH
                  SCHOOL SERIES A (OTHER REVENUE, FIRST SECURITY BANK LOC)##            5.72         08/01/2020            805,642
   1,970,000   SIMI VALLEY CA USD CAPITAL IMPROVEMENT PROJECTS (LEASE REVENUE,
                  AMBAC INSURED)                                                        5.25         08/01/2022          1,908,851
   3,000,000   SONOMA CA COMMUNITY RDA THE SPRINGS REDEVELOPMENT PROJECT (TAX
                  ALLOCATION REVENUE, ASSURED GUARANTY)                                 6.50         08/01/2028          3,157,500
   1,765,000   SOUTH GATE CA PFA SOUTH GATE REDEVELOPMENT PROJECT # 1 (TAX
                  INCREMENTAL REVENUE, XLCA INSURED)                                    5.25         09/01/2019          1,712,138
   1,000,000   SOUTH PASADENA CA USD SERIES A (PROPERTY TAX REVENUE, FGIC
                  INSURED)                                                              5.55         11/01/2020          1,121,110
   2,900,000   SOUTHERN CA LOGISTICS AIRPORT AUTHORITY HOUSING SET ASIDE REVENUE
                  (AIRPORT REVENUE, XLCA INSURED)                                       5.00         12/01/2036          1,945,900
   1,270,000   SOUTHERN CA PUBLIC POWER AUTHORITY (ELECTRIC REVENUE)                    6.75         07/01/2011          1,403,198
   3,515,000   SOUTHWEST COMMUNITY CA FINANCE AUTHORITY RIVERSIDE COUNTY (LEASE
                  REVENUE)                                                              6.38         05/01/2033          3,615,916
     875,000   STATE OF CALIFORNIA SERIES BH (OTHER REVENUE, FIRST SECURITY BANK
                  LOC)                                                                  5.40         12/01/2016            875,105
   6,100,000   STATE OF CALIFORNIA VETERANS SERIES BZ (GO STATE, MBIA INSURED)          5.35         12/01/2021          5,656,164
   5,690,000   SULPHUR SPRINGS CA UNION SCHOOL DISTRICT INTEREST ACCRUAL SERIES
                  A (PROPERTY TAX REVENUE, MBIA INSURED)##                              3.52         09/01/2013          4,919,574
   2,590,000   SWEETWATER CA UNIFIED HIGH SCHOOL DISTRICT PFA SPECIAL TAX
                  REVENUE (SPECIAL TAX REVENUE, FIRST SECURITY BANK LOC)                5.00         09/01/2026          2,406,317
   1,000,000   TRACY CA OPERATING PARTNERSHIP JOINT POWERS AUTHORITY CAPITAL
                  IMPROVEMENT PROJECTS (LEASE REVENUE, GUARANTEE AGREEMENT)             6.25         10/01/2033          1,071,920
   3,000,000   TULARE CA PFFA PROJECT (PROPERTY TAX REVENUE, GUARANTEE
                  AGREEMENT)                                                            5.25         04/01/2027          2,942,040
   5,305,000   UNION CITY CA COMMUNITY RDA SERIES A (SPECIAL FACILITIES REVENUE,
                  AMBAC INSURED)                                                        5.38         10/01/2034          4,476,571
   1,260,000   VACAVILLE USD (LEASE REVENUE, GUARANTEE AGREEMENT)                       6.50         12/01/2034          1,370,326
   1,000,000   VENTURA COUNTY CA AREA HOUSING AUTHORITY SERIES A (HOUSING
                  REVENUE, AMBAC INSURED)                                               5.05         12/01/2026            910,740
   2,500,000   VISTA CA COMMUNITY DEVELOPMENT COMMISSION VISTA REDEVELOPMENT
                  PROJECT AREA (TAX INCREMENTAL REVENUE)                                5.88         09/01/2037          2,202,875
   1,135,000   WALNUT VALLEY CA USD SERIES C (PROPERTY TAX REVENUE, FGIC
                  INSURED)                                                              5.75         08/01/2015          1,139,563
   1,400,000   WEST CONTRA COSTA CA USD ELECTION OF 2005 SERIES B (PROPERTY TAX
                  REVENUE)                                                              6.00         08/01/2025          1,509,858
   1,055,000   WEST CONTRA COSTA CA USD ELECTION OF 2005 SERIES B (PROPERTY TAX
                  REVENUE)                                                              6.00         08/01/2027          1,126,181
   2,000,000   WEST SACRAMENTO CA FINANCING AUTHORITY SERIES A (TAX REVENUE,
                  XLCA INSURED)                                                         5.00         09/01/2034          1,552,880

                 Wells Fargo Advantage Municipal Income Funds 41


Portfolio of Investments--June 30, 2009

CALIFORNIA TAX-FREE FUND

  PRINCIPAL    SECURITY NAME                                                       INTEREST RATE   MATURITY DATE        VALUE
------------   -----------------------------------------------------------------   -------------   -------------   ---------------
CALIFORNIA (continued)
$  2,395,000   WINDSOR CA JOINT POWERS FINANCING AUTHORITY WINDSOR CIVIC CENTER
                  SERIES A (LEASE REVENUE, FIRST SECURITY BANK LOC)                     5.38%        10/01/2018    $     2,513,481
   1,190,000   WISEBURN SCHOOL DISTRICT CA (PROPERTY TAX REVENUE, GUARANTEE
                  AGREEMENT)##                                                          6.01         08/01/2024            487,341
   1,525,000   WISEBURN SCHOOL DISTRICT CA (PROPERTY TAX REVENUE, GUARANTEE
                  AGREEMENT)##                                                          6.27         08/01/2027            499,285
   1,810,000   YORBA LINDA CA RDA CAPITAL APPRECIATION REDEVELOPMENT SERIES A
                  (SPECIAL TAX REVENUE, MBIA INSURED)##                                 5.42         09/01/2019          1,050,397
                                                                                                                       451,474,654
                                                                                                                   ---------------
GUAM: 0.21%
   1,000,000   GUAM SECTION 30 SERIES A (OTHER REVENUE)                                 5.38         12/01/2024            970,281
                                                                                                                   ---------------
PUERTO RICO: 1.61%
   3,800,000   CHILDREN'S TRUST TOBACCO SETTLEMENT ASSET-BACKED PREREFUNDEDss           6.00         07/01/2010          4,002,882
   3,000,000   PUERTO RICO ELECTRIC POWER AUTHORITY SERIES UU (OTHER REVENUE,
                  FIRST SECURITY BANK LOC)+/-ss                                         1.33         07/01/2029          1,650,600
     300,000   PUERTO RICO MUNICIPAL FINANCE AGENCY SERIES A (PROPERTY TAX REVENUE,
                  FIRST SECURITY BANK LOC)                                              5.50         08/01/2009            300,903
   1,500,000   PUERTO RICO SALES TAX FINANCING CORPORATION FIRST SUB-SERIES A
                  (SALES TAX REVENUE)+/-ss                                              5.00         08/01/2039          1,516,800
                                                                                                                         7,471,185
                                                                                                                   ---------------
TOTAL MUNICIPAL BONDS & NOTES (COST $473,424,014)                                                                      459,916,120
                                                                                                                   ---------------

   SHARES                                                                              YIELD
------------                                                                           -----
SHORT-TERM INVESTMENTS: 0.00%
      22,654   WELLS FARGO ADVANTAGE CALIFORNIA TAX-FREE MONEY MARKET TRUST~++          0.21%                               22,654
                                                                                                                   ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $22,654)                                                                                 22,654
                                                                                                                   ---------------
TOTAL INVESTMENTS IN SECURITIES
   (COST $473,446,668)*                                                    98.85%                                  $   459,938,774
OTHER ASSETS AND LIABILITIES, NET                                           1.15                                         5,345,840
                                                                          ------                                   ---------------
TOTAL NET ASSETS                                                          100.00%                                  $   465,284,614
                                                                          ------                                   ---------------

----------
##   Zero coupon bond. Interest rate presented is yield to maturity.

+/-  Variable rate investments.

(n) Auction to set interest rate on security failed at period end due to insufficient investor interest; failed auction does not itself cause a default.

(m) An auction-rate security whose interest rate resets at predetermined short-term intervals through a Dutch auction; rate shown represents the rate in effect at period-end.

ss These securities are subject to a demand feature which reduces the effective maturity.

(i)  Illiquid security.

%%   Securities issued on a when-issued (TBA) basis. (See Note 2)

~ This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The Wells Fargo Advantage Money Market Fund does not pay an investment advisory fee.

+++  Short-term security of an affiliate of the Fund with a cost of $22,654.

* Cost for federal income tax purposes is $473,804,307 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                $ 10,115,023
Gross unrealized depreciation                 (23,980,556)
                                             ------------
Net unrealized appreciation (depreciation)   $(13,865,533)

The accompanying notes are an integral part of these financial statements.

                42 Wells Fargo Advantage Municipal Income Funds


                                         Portfolio of Investments--June 30, 2009


COLORADO TAX-FREE FUND

  PRINCIPAL    SECURITY NAME                                                       INTEREST RATE   MATURITY DATE        VALUE
------------   -----------------------------------------------------------------   -------------   -------------   ---------------
MUNICIPAL BONDS & NOTES: 92.64%
COLORADO: 91.41%
$  1,250,000   ADAMS & WELD COUNTIES CO SCHOOL DISTRICT #27J BRIGHTON
                  PREREFUNDED (PROPERTY TAX REVENUE, MBIA INSURED)ss                   5.50%         12/01/2019    $     1,382,625
     460,000   ARAPAHOE COUNTY CO CENTENNIAL 25 METROPOLITAN DISTRICT
                  (PROPERTY TAX REVENUE)                                               6.38          12/01/2016            416,111
     500,000   ARAPAHOE COUNTY CO WATER & WASTEWATER AUTHORITY
                  (WATER REVENUE, FIRST SECURITY BANK LOC)                             5.00          12/01/2033            491,670
   2,000,000   ARKANSAS CO RIVER POWER AUTHORITY (POWER REVENUE)                       6.00          10/01/2040          1,745,940
   1,000,000   BOULDER CO PREREFUNDED (WATER REVENUE)ss                                5.60          12/01/2017          1,070,010
     500,000   BROMLEY PARK CO METROPOLITAN DISTRICT #2 SERIES A
                  (PROPERTY TAX REVENUE, RADIAN INSURED)                               5.13          12/01/2037            375,655
     150,000   CANON CITY CO FINANCE AUTHORITY (LEASE REVENUE, ASSURED GUARANTY)       5.00          12/01/2032            148,361
     750,000   COLORADO ECFA (EDUCATIONAL FACILITIES REVENUE)                          6.75          11/15/2028            771,413
   1,250,000   COLORADO ECFA (OTHER REVENUE)                                           5.25          06/01/2021          1,255,825
   1,000,000   COLORADO ECFA (OTHER REVENUE)                                           7.25          12/01/2028          1,056,420
     625,000   COLORADO ECFA ACADEMY CHARTER SCHOOL PROJECT PREREFUNDED
                  (PRIVATE SCHOOL REVENUE)ss                                           6.25          12/15/2012            664,575
   3,750,000   COLORADO ECFA ALEXANDER DAWSON SCHOOL PROJECT (PRIVATE SCHOOL
                  REVENUE)                                                             5.30          02/15/2029          3,750,900
   1,000,000   COLORADO ECFA AMERICAN ACADEMY PROJECT (EDUCATIONAL FACILITIES
                  REVENUE)                                                             7.38          12/01/2028          1,066,370
     500,000   COLORADO ECFA CHARTER SCHOOL BANNING LEWIS (OTHER REVENUE)++            6.13          12/15/2035            360,035
   1,040,000   COLORADO ECFA CHARTER SCHOOL COLLEGIATE PROJECT (EDUCATIONAL
                  FACILITIES REVENUE, XLCA INSURED)                                    5.00          06/15/2019            973,440
   1,165,000   COLORADO ECFA CHARTER SCHOOL COLLEGIATE PROJECT (EDUCATIONAL
                  FACILITIES REVENUE, XLCA INSURED)                                    5.25          06/15/2024          1,050,702
     750,000   COLORADO ECFA CHARTER SCHOOL COMMUNITY LEADERSHIP (EDUCATIONAL
                  FACILITIES REVENUE)                                                  6.25          07/01/2028            577,238
     500,000   COLORADO ECFA CHARTER SCHOOL CORE KNOWLEDGE PROJECT PREREFUNDED
                  (LEASE REVENUE)ss                                                    7.00          11/01/2029            509,700
   1,000,000   COLORADO ECFA CHARTER SCHOOL FLAGSTAFF SERIES A (OTHER REVENUE)         6.75          08/01/2028            810,000
   1,000,000   COLORADO ECFA CHARTER SCHOOL UNIVERSITY LAB SCHOOL PROJECT
                  PREREFUNDED (PRIVATE SCHOOL REVENUE)ss                               5.75          06/01/2016          1,086,470
     590,000   COLORADO ECFA CHEYENNE MOUNTAIN CHARTER SERIES A (LEASE REVENUE,
                  MORAL OBLIGATION)                                                    5.25          06/15/2029            557,231
     100,000   COLORADO ECFA JOHNSON & WALES UNIVERSITY PROJECT SERIES A
                  (COLLEGE & UNIVERSITY REVENUE, XLCA INSURED)                         5.00          04/01/2023             88,384
   1,445,000   COLORADO ECFA PARKER CORE CHARTER (EDUCATIONAL FACILITIES
                  REVENUE, XLCA INSURED)                                               5.00          11/01/2024          1,265,748
   1,500,000   COLORADO ECFA PINNACLE CHARTER SCHOOL PROJECT PREREFUNDED
                  (LEASE REVENUE)ss                                                    6.00          12/01/2021          1,669,755
   1,000,000   COLORADO ECFA PREREFUNDED (PRIVATE SCHOOL REVENUE)ss                    7.13          12/15/2030          1,090,580
   2,735,000   COLORADO ECFA STUDENT HOUSING CAMPUS VILLAGE APARTMENT
                  (EDUCATIONAL FACILITIES REVENUE)                                     5.50          06/01/2033          2,555,775
   2,455,000   COLORADO ECFA UNIVERSITY DENVER PROJECT (COLLEGE & UNIVERSITY
                  REVENUE, FGIC INSURED)                                               5.25          03/01/2026          2,468,380
   1,040,000   COLORADO EXEMPLA INCORPORATED SERIES A (HCFR)                           5.50          01/01/2023            997,911
   1,000,000   COLORADO HEALTH FACILITIES AUTHORITY CATHOLIC HEALTH INITIATIVES
                  SERIES D (HCFR)                                                      6.25          10/01/2033          1,064,160
     295,000   COLORADO HEALTH FACILITIES AUTHORITY EVANGELICAL LUTHERAN PROJECT
                  (HOSPITAL REVENUE)                                                   5.25          06/01/2031            260,034
   1,860,000   COLORADO HEALTH FACILITIES AUTHORITY HOSPITAL BOULDER COMMUNITY
                  HOSPITAL SERIES B (NURSING HOME REVENUE)                             5.88          10/01/2023          1,859,814
     950,000   COLORADO HEALTH FACILITIES AUTHORITY HOSPITAL PARKVIEW MEDICAL
                  CENTER INCORPORATION (HOSPITAL REVENUE)                              5.00          09/01/2025            861,603
     795,000   COLORADO HEALTH FACILITIES AUTHORITY HOSPITAL-BOULDER COMMUNITY
                  HOSPITAL-B (HOSPITAL REVENUE, MBIA INSURED)                          5.90          10/01/2009            797,878
     565,000   COLORADO HFA COMPANY SERIES E2 (HOUSING REVENUE, MBIA INSURED)          7.00          02/01/2030            592,459
   2,290,000   COLORADO HFA SERIES A2 (HOUSING REVENUE)(h)                             6.45          04/01/2030          2,401,180
     245,000   COLORADO HFA SERIES A2 (HOUSING REVENUE)                                6.50          08/01/2031            252,512
     470,000   COLORADO HFA SERIES A3 (HOUSING REVENUE)                                5.25          05/01/2032            446,669
      65,000   COLORADO HFA SERIES A3 (HOUSING REVENUE)                                6.50          05/01/2016             67,473
     380,000   COLORADO HFA SERIES B2 (HOUSING REVENUE)                                6.10          08/01/2023            379,039
     290,000   COLORADO HFA SERIES B3 (HOUSING REVENUE)                                6.55          08/01/2033            313,067
     805,000   COLORADO HFA SERIES B3 (HOUSING REVENUE)                                6.70          08/01/2017            853,944
     305,000   COLORADO HFA SERIES C3 (HOUSING REVENUE, FHA INSURED)                   6.38          08/01/2033            321,836
     290,000   COLORADO HFA SERIES E3 (HOUSING REVENUE)                                6.60          08/01/2017            295,362
   1,875,000   COLORADO HFA SINGLE FAMILY PROGRAM SERIES B2 (HOUSING REVENUE,
                  MBIA INSURED)                                                        6.80          02/01/2031          1,883,044

                Wells Fargo Advantage Municipal Income Funds 43


Portfolio of Investments--June 30, 2009

COLORADO TAX-FREE FUND

  PRINCIPAL    SECURITY NAME                                                       INTEREST RATE   MATURITY DATE        VALUE
------------   -----------------------------------------------------------------   -------------   -------------   ---------------
COLORADO (continued)
$  1,940,000   COLORADO HOUSING & FINANCE AUTHORITY MULTIFAMILY PROJECT CLASS II
                  SERIES A2 (HOUSING REVENUE)                                          5.40%         10/01/2029    $     1,954,453
     750,000   COLORADO HOUSING & FINANCE AUTHORITY SINGLE FAMILY MORTGAGE CLASS
                  I SERIES A (HOUSING REVENUE)                                         5.50          11/01/2029            772,920
   1,320,000   COLORADO MOUNTAIN JUNIOR COLLEGE DISTRICT STUDENT HOUSING
                  FACILITIES (COLLEGE & University Revenue, MBIA Insured)              5.00          06/01/2023          1,278,776
   2,000,000   COLORADO PARKVIEW MEDICAL CENTER PROJECT PREREFUNDED (HCFR)ss           6.50          09/01/2020          2,216,120
   1,250,000   COLORADO SISTERS CHARITY HEALTHCARE SERIES A (HCFR, AMBAC
                  INSURED)                                                             6.25          05/15/2011          1,371,950
     100,000   COLORADO SPRINGS COLLEGE PROJECT CO COLLEGE PROJECT (COLLEGE &
                  UNIVERSITY REVENUE, JPMORGAN CHASE BANK LOC)+/-ss                    0.30          06/01/2029            100,000
   1,000,000   COLORADO STATE COP (LEASE REVENUE, MBIA INSURED)                        5.00          11/01/2030            984,460
   1,000,000   COLORADO WATER RESERVE POWER DEVELOPMENT AUTHORITY CLEAN WATER
                  SERIES A (WATER REVENUE)                                             4.50          09/01/2024          1,013,770
   1,810,000   COLORADO WATER RESERVE POWER DEVELOPMENT AUTHORITY CLEAN WATER
                  SERIES A (WATER REVENUE)                                             4.88          09/01/2017          1,837,965
   1,000,000   COLORADO WATER RESERVE POWER DEVELOPMENT AUTHORITY CLEAN WATER
                  SERIES A (WATER REVENUE)                                             5.00          09/01/2019          1,005,370
      30,000   COLORADO WATER RESERVE POWER DEVELOPMENT AUTHORITY CLEAN WATER
                  SERIES B (OTHER REVENUE)                                             5.00          09/01/2019             30,080
      55,000   COLORADO WATER RESERVE POWER DEVELOPMENT AUTHORITY CLEAN WATER
                  UNREFUNDED SERIES A (WATER REVENUE)                                  5.13          09/01/2018             55,152
   1,000,000   DENVER CITY & COUNTY CO HELEN G. BONFILS FOUNDATION PROJECT
                  SERIES B (RECREATIONAL FACILITIES REVENUE)                           5.13          12/01/2017          1,002,560
   1,000,000   DENVER CO CITY & COUNTY BETTER DENVER & ZOO SERIES A (PROPERTY
                  TAX REVENUE)                                                         5.00          08/01/2025          1,071,480
   1,000,000   DENVER CO CITY & COUNTY SERIES A (AIRPORT REVENUE, AMBAC INSURED)       6.00          11/15/2012          1,033,300
   1,250,000   DENVER CO CITY & COUNTY SERIES A (AIRPORT REVENUE, XLCA INSURED)        5.00          11/15/2022          1,229,350
   2,000,000   DENVER CO CITY & COUNTY SERIES A (TAX REVENUE, GUARANTEE
                  AGREEMENT)                                                           6.00          09/01/2021          2,172,220
   1,255,000   DENVER CO CONVENTION CENTER (OTHER REVENUE, XLCA INSURED)               5.00          12/01/2030            894,928
   1,475,000   DOUGLAS COUNTY CO PARKER HILLTOP PROJECT (HOUSING REVENUE, FHA
                  INSURED)                                                             5.35          08/01/2018          1,483,422
   1,000,000   DOUGLAS COUNTY CO SCHOOL DISTRICT #1 DOUGLAS & ELBERT COUNTIES
                  (PROPERTY TAX REVENUE, FGIC INSURED)                                 5.75          12/15/2022          1,083,500
     210,000   DOUGLAS COUNTY CO SCHOOL DISTRICT #1 DOUGLAS & ELBERT COUNTIES
                  SERIES B (PROPERTY TAX REVENUE, STATE AID WITHHOLDING)##             3.21          12/15/2014            176,541
   6,000,000   E-470 PUBLIC HIGHWAY AUTHORITY CO CAPITAL APPRECIATION SERIES A
                  (OTHER REVENUE, MBIA INSURED)##                                      8.13          09/01/2034            806,760
   2,455,000   E-470 PUBLIC HIGHWAY AUTHORITY CO CAPITAL APPRECIATION SERIES B
                  (OTHER REVENUE, MBIA INSURED)##                                      7.28          09/01/2020          1,104,185
     780,000   E-470 PUBLIC HIGHWAY AUTHORITY CO SERIES B2 (OTHER REVENUE, MBIA
                  INSURED)+/-ss                                                        5.00          09/01/2039            791,778
     625,000   EAGLE RIVER WATER & SANITATION DISTRICT (WATER REVENUE, GUARANTEE
                  AGREEMENT)                                                           5.13          12/01/2039            611,494
   2,500,000   EL PASO COUNTY CO SCHOOL DISTRICT # 11 COLORADO SPRINGS
                  (PROPERTY TAX REVENUE, STATE AID WITHHOLDING)                        7.10          12/01/2017          3,130,375
   1,000,000   FORT COLLINS CO SERIES A (LEASE REVENUE, AMBAC INSURED)                 5.38          06/01/2025          1,022,690
   1,200,000   GARFIELD COUNTY CO BUILDING CORPORATION PREREFUNDED (LEASE
                  REVENUE, AMBAC INSURED)ss                                            5.75          12/01/2019          1,238,964
   1,395,000   GARFIELD COUNTY CO SCHOOL DISTRICT RE002 (PROPERTY TAX REVENUE,
                  FIRST SECURITY BANK LOC)                                             5.25          12/01/2021          1,460,426
   1,000,000   GLENDALE CO COP (LEASE REVENUE, XLCA INSURED)                           5.00          12/01/2025            969,460
   1,165,000   GREEN VALLEY CO METROPOLITAN DISTRICT (PROPERTY TAX REVENUE,
                  AMBAC INSURED)                                                       5.75          12/01/2019          1,182,510
     525,000   HIGHLANDS RANCH METROPOLITAN DISTRICT # 2 CO PREREFUNDED
                  (PROPERTY TAX REVENUE, FIRST SECURITY BANK LOC)ss                    6.50          06/15/2011            580,907
     475,000   HIGHLANDS RANCH METROPOLITAN DISTRICT # 2 CO UNREFUNDED (PROPERTY
                  TAX REVENUE, FIRST SECURITY BANK LOC)                                6.50          06/15/2011            523,697
     500,000   INVERNESS WATER & SANITATION DISTRICT CO ARAPAHOE & DOUGLAS
                  COUNTIES SERIES A (PROPERTY TAX REVENUE, RADIAN INSURED)             4.60          12/01/2019            438,190
   2,000,000   JEFFERSON COUNTY CO SCHOOL DISTRICT R001 (PROPERTY TAX REVENUE,
                  MBIA INSURED)                                                        6.50          12/15/2011          2,246,400

                44 Wells Fargo Advantage Municipal Income Funds


                                         Portfolio of Investments--June 30, 2009

COLORADO TAX-FREE FUND

  PRINCIPAL    SECURITY NAME                                                       INTEREST RATE   MATURITY DATE        VALUE
------------   -----------------------------------------------------------------   -------------   -------------   ---------------
COLORADO (continued)
$    500,000   LA JUNTA CO ARK VALLEY REGIONAL MEDICAL CENTER PROJECT (HCFR)           6.00%         04/01/2019    $       488,425
     850,000   LINCOLN PARK CO METROPOLITAN DISTRICT (PROPERTY TAX REVENUE)            5.25          12/01/2017            770,083
   1,000,000   MOUNTAIN VILLAGE METROPOLITAN DISTRICT CO SAN MIQUEL CITY SERIES
                  B (PROPERTY TAX REVENUE, XLCA INSURED)                               4.75          12/01/2031            882,870
   1,250,000   NORTH RANGE METROPOLITAN DISTRICT # 1 CO (PROPERTY TAX REVENUE,
                  ACA INSURED)                                                         5.00          12/15/2024            806,275
     375,000   PARK MEADOWS BUSINESS IMPROVEMENT DISTRICT (SALES TAX REVENUE)          5.00          12/01/2017            298,916
     360,000   PARK MEADOWS BUSINESS IMPROVEMENT DISTRICT (SALES TAX REVENUE)          5.35          12/01/2031            217,836
   1,190,000   PINERY WEST METROPOLITAN DISTRICT # 2 COLORADO (PROPERTY TAX
                  REVENUE, RADIAN INSURED)                                             5.00          12/01/2027            943,587
   1,000,000   REGIONAL TRANSPORTATION DISTRICT CO (TRANSPORTATION REVENUE)            5.00          12/01/2022            992,720
   1,000,000   STERLING HILLS WEST METROPOLITAN DISTRICT CO (PROPERTY TAX
                  REVENUE, FIRST SECURITY BANK LOC)                                    5.00          12/01/2031            998,620
     600,000   SUMMIT COUNTY CO KEYSTONE RESORTS MANAGEMENT PROJECT (OTHER
                  REVENUE)                                                             7.38          09/01/2010            633,042
   1,000,000   SUPERIOR METROPOLITAN DISTRICT # 1 COLORADO SPECIAL REVENUE
                  (WATER & WASTEWATER AUTHORITY REVENUE, AMBAC INSURED)                5.00          12/01/2028            824,320
   1,980,000   VISTA RIDGE METROPOLITAN DISTRICT CO SERIES A (PROPERTY TAX
                  REVENUE, RADIAN INSURED)                                             5.00          12/01/2036          1,543,608
                                                                                                                        91,183,753
                                                                                                                   ---------------
PUERTO RICO: 1.23%
   1,305,000   PUERTO RICO HIGHWAY & TRANSPORTATION AUTHORITY SERIES L (TOLL
                  ROAD REVENUE, MBIA INSURED)                                          5.25          07/01/2023          1,224,907
                                                                                                                   ---------------
TOTAL MUNICIPAL BONDS & NOTES (COST $95,686,778)                                                                        92,408,660
                                                                                                                   ---------------

   SHARES                                                                              YIELD
------------                                                                       -------------
SHORT-TERM INVESTMENTS: 7.69%
   7,677,612   WELLS FARGO ADVANTAGE NATIONAL TAX-FREE MONEY MARKET
                  TRUST~+++                                                            0.22%                             7,677,612
                                                                                                                   ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $7,677,612)                                                                           7,677,612
                                                                                                                   ---------------
TOTAL INVESTMENTS IN SECURITIES
   (COST $103,364,390)*                                                   100.33%                                  $   100,086,272
OTHER ASSETS AND LIABILITIES, NET                                          (0.33)                                         (333,540)
                                                                          ------                                   ---------------
TOTAL NET ASSETS                                                          100.00%                                  $    99,752,732
                                                                          ------                                   ---------------

----------
+/-  Variable rate investments.

ss These securities are subject to a demand feature which reduces the effective maturity.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

(h) Security represents underlying bonds transferred to a separate securitization trust established in an inverse floater transaction in which the Portfolio acquired the residual interest certificates. This security serves as collateral for floating rate notes issued. See note 2.

##   Zero coupon bond. Interest rate presented is yield to maturity.

~ This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The Wells Fargo Advantage Money Market Fund does not pay an investment advisory fee.

++   Short-term security of an affiliate of the Fund with a cost of $7,677,612.

* Cost for federal income tax purposes is $103,219,691 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                $ 3,098,315
Gross unrealized depreciation                 (6,231,734)
                                             -----------
Net unrealized appreciation (depreciation)   $(3,133,419)

The accompanying notes are an integral part of these financial statements.

                 Wells Fargo Advantage Municipal Income Funds 45


Portfolio of Investments--June 30, 2009

MINNESOTA TAX-FREE FUND

  PRINCIPAL    SECURITY NAME                                                       INTEREST RATE   MATURITY DATE        VALUE
------------   -----------------------------------------------------------------   -------------   -------------   ---------------
MUNICIPAL BONDS & NOTES: 96.58%
GUAM: 0.42%
$    500,000   GUAM GOVERNMENT SECTION 30 SERIES A (OTHER REVENUE)                      5.00%         12/01/2013   $       516,150
     300,000   GUAM GOVERNMENT SERIES A (PROPERTY TAX REVENUE)                          5.25          11/15/2037           236,139
                                                                                                                           752,289
                                                                                                                   ---------------
MICHIGAN: 0.63%
   1,550,000   FLINT MI INTERNATIONAL ACADEMY (EDUCATIONAL FACILITIES REVENUE)          5.50          10/01/2027         1,114,559
                                                                                                                   ---------------
MINNESOTA: 93.78%
     500,000   ANOKA COUNTY MN CAPITAL IMPORT SERIES A (PROPERTY TAX REVENUE)           5.00          02/01/2024           531,830
   2,845,000   ANOKA-HENNEPIN MN INDEPENDENT SCHOOL DISTRICT # 11 SERIES A
                  PREREFUNDED (PROPERTY TAX REVENUE, FIRST SECURITY BANK LOC)ss         5.00          02/01/2018         2,992,968
     625,000   AUSTIN MN HOUSING & RDA COURTYARD RESIDENCE PROJECT SERIES A
                  (HOUSING REVENUE)                                                     7.15          01/01/2020           598,338
   1,500,000   AUSTIN MN HOUSING & RDA COURTYARD RESIDENCE PROJECT SERIES A
                  (HOUSING REVENUE)                                                     7.25          01/01/2032         1,328,925
   2,150,000   BECKER MN NORTHERN STATES POWER SERIES A (IDR)                           8.50          03/01/2019         2,419,051
   1,000,000   BECKER MN NORTHERN STATES POWER SERIES B (IDR)                           8.50          09/01/2019         1,124,190
   3,000,000   BLOOMINGTON MN INDEPENDENT SCHOOL DISTRICT # 271 SERIES B
                  PREREFUNDED (PROPERTY TAX REVENUE, SCHOOL DISTRICT CREDIT
                  PROGRAM INSURED)ss                                                    5.00          02/01/2016         3,064,860
     185,000   BUFFALO MN HOUSING & RDA PUBLIC FACILITY BUFFALO WILD MARSH GOLF
                  COURSE (LEASE REVENUE)                                                4.38          05/01/2024           166,150
     995,000   CHASKA MN SERIES A PREREFUNDED (ELECTRIC REVENUE)ss                      5.70          10/01/2015         1,056,153
   1,735,000   CITY OF MAPLE GROVE MN MAPLE GROVE HOSPITAL CORPORATION (HOSPITAL
                  REVENUE, GUARANTEE AGREEMENT)                                         5.25          05/01/2024         1,611,416
   1,115,000   CITY OF MINNEAPOLIS MN SERIES 2A (OTHER REVENUE)                         5.00          06/01/2028           919,563
   1,000,000   CITY OF ST. CLOUD HOSPITAL OBLIGATORY GROUP A (HCFR, FIRST
                  SECURITY BANK LOC)                                                    6.25          05/01/2018         1,022,910
   1,500,000   COUNTY OF DOUGLAS MN DOUGLAS COUNTY HOSPITAL PROJECT SERIES A
                  (HCFR)                                                                6.25          07/01/2038         1,273,365
     515,000   CUYUNA RANGE HOSPITAL DISTRICT MN (HOSPITAL REVENUE)                     4.50          06/01/2011           507,095
     470,000   CUYUNA RANGE HOSPITAL DISTRICT MN (HOSPITAL REVENUE)                     4.75          06/01/2013           450,439
     905,440   DAKOTA COUNTY MN COMMUNITY DEVELOPMENT AGENCY (SFMR, GNMA
                  INSURED)                                                              5.30          12/01/2039           899,165
   1,000,000   DULUTH MN DULUTH ENTERTAINMENT CONVENTION CENTER IMPROVEMENTS
                  SERIES A (PROPERTY TAX REVENUE)                                       5.00          02/01/2034         1,005,500
     290,000   DULUTH MN HOUSING & RDA BENEDICTINE HEALTH CENTER PROJECT (HCFR)         5.50          11/01/2017           248,524
     385,000   DULUTH MN HOUSING & RDA BENEDICTINE HEALTH CENTER PROJECT (HCFR)         5.70          11/01/2022           298,891
     750,000   DULUTH MN HOUSING & RDA BENEDICTINE HEALTH CENTER PROJECT (HCFR)         5.88          11/01/2033           544,350
     155,000   EAST GRAND FORKS MN PREREFUNDED (ELECTRIC REVENUE)ss                     5.90          02/01/2015           159,624
     255,000   EAST GRAND FORKS MN PREREFUNDED (ELECTRIC REVENUE)ss                     6.00          02/01/2018           262,757
     300,000   EAST GRAND FORKS MN PREREFUNDED (ELECTRIC REVENUE)ss                     6.10          02/01/2021           309,300
   1,000,000   ELK RIVER MN INDEPENDENT SCHOOL DISTRICT #728 SERIES A
                  PREREFUNDED (PROPERTY TAX REVENUE, MBIA INSURED)                      5.00          02/01/2018         1,052,010
     800,000   FALCON HEIGHTS MN SERIES A (LEASE REVENUE)                               6.00          11/01/2027           613,296
     580,000   FERGUS FALLS MN HOUSING & RDA LAKE REGION HEALTHCARE (HCFR)              5.10          09/01/2014           594,320
     605,000   FERGUS FALLS MN HOUSING & RDA LAKE REGION HEALTHCARE (HCFR)              5.20          09/01/2015           616,985
     560,000   FERGUS FALLS MN HOUSING & RDA LAKE REGION HEALTHCARE (HCFR)              5.30          09/01/2016           569,962
     700,000   GLENCOE MN GLENCOE REGIONAL HEALTH SERVICES PROJECT PREREFUNDED
                  (LEASE REVENUE)ss                                                     7.20          04/01/2016           779,548
     600,000   GLENCOE MN GLENCOE REGIONAL HEALTH SERVICES PROJECT PREREFUNDED
                  (LEASE REVENUE)ss                                                     7.40          04/01/2021           670,188
     585,000   GLENCOE MN GLENCOE REGIONAL HEALTH SERVICES PROJECT PREREFUNDED
                  (LEASE REVENUE)ss                                                     7.50          04/01/2031           654,445
   1,075,000   HIBBING MN DULUTH CLINIC LIMITED PREREFUNDED (HCFR, FIRST
                  SECURITY BANK LOC)ss                                                  5.50          11/01/2013         1,179,651
   2,785,000   ITASCA COUNTY MN INDEPENDENT SCHOOL DISTRICT # 318 (PROPERTY TAX
                  REVENUE, FIRST SECURITY BANK LOC)                                     5.00          02/01/2017         2,984,016
     160,000   LAKEVILLE MN (OTHER REVENUE)                                             5.00          02/01/2013           154,000
     180,000   LAKEVILLE MN (OTHER REVENUE)                                             5.00          02/01/2016           163,462
     500,000   LITCHFIELD MN SERIES C (ELECTRIC REVENUE, ASSURED GUARANTY)              5.00          02/01/2029           503,795
     800,000   MEEKER COUNTY MN MEMORIAL HOSPITAL PROJECT (HOSPITAL REVENUE)            5.63          11/01/2022           718,352
     500,000   MINNEAPOLIS & ST. PAUL MN HOUSING & RDA HEALTH PARTNERS
                  OBLIGATION GROUP PROJECT (HCFR)                                       5.25          12/01/2016           486,605

                 46 Wells Fargo Advantage Municipal Income Funds


                                         Portfolio of Investments--June 30, 2009

MINNESOTA TAX-FREE FUND

  PRINCIPAL    SECURITY NAME                                                       INTEREST RATE   MATURITY DATE        VALUE
------------   -----------------------------------------------------------------   -------------   -------------   ---------------
MINNESOTA (continued)
$    500,000   MINNEAPOLIS & ST. PAUL MN HOUSING & RDA HEALTH PARTNERS
                  OBLIGATION GROUP PROJECT (HCFR)                                       5.63%         12/01/2022   $       469,275
     600,000   MINNEAPOLIS & ST. PAUL MN HOUSING & RDA HEALTH PARTNERS
                  OBLIGATION GROUP PROJECT (HCFR)                                       5.88          12/01/2029           544,698
     320,000   MINNEAPOLIS & ST. PAUL MN METROPOLITAN AIRPORTS COMMISSION
                  SERIES A (AIRPORT REVENUE, MBIA INSURED)                              5.25          01/01/2017           332,422
   2,000,000   MINNEAPOLIS & ST. PAUL MN METROPOLITAN AIRPORTS COMMISSION SERIES
                  B (AIRPORT REVENUE, AMBAC INSURED)                                    5.00          01/01/2020         1,892,000
   2,000,000   MINNEAPOLIS & ST. PAUL MN METROPOLITAN AIRPORTS COMMISSION
                  SERIES C (AIRPORT REVENUE, FGIC INSURED)                              5.00          01/01/2022         2,020,100
   1,000,000   MINNEAPOLIS & ST. PAUL MN METROPOLITAN AIRPORTS COMMISSION SUB
                  SERIES B (AIRPORT REVENUE, FGIC INSURED)                              5.00          01/01/2018         1,046,440
   3,660,000   MINNEAPOLIS & ST. PAUL MN METROPOLITAN AIRPORTS COMMISSION SUB
                  SERIES C PREREFUNDED (AIRPORT REVENUE, FGIC INSURED)ss                5.25          01/01/2021         3,894,826
   1,000,000   MINNEAPOLIS & ST. PAUL MN METROPOLITAN AIRPORTS COMMISSION SUB
                  SERIES D (AIRPORT REVENUE, FGIC INSURED)                              5.75          01/01/2012         1,031,620
   1,000,000   MINNEAPOLIS MN ALLINA HEALTH SYSTEMS SERIES A PREREFUNDED
                  (HCFR)ss                                                              6.00          11/15/2023         1,147,360
   1,000,000   MINNEAPOLIS MN FAIRVIEW HEALTH SERVICES SERIES A (HFFA FINANCING
                  AUTHORITY REVENUE)                                                    6.63          11/15/2028         1,052,280
   1,900,000   MINNEAPOLIS MN FAIRVIEW HEALTH SERVICES SERIES B (HFFA FINANCING
                  AUTHORITY REVENUE, GUARANTEE AGREEMENT)                               6.50          11/15/2038         2,081,298
     530,000   MINNEAPOLIS MN LIMITED TAX SUPPORTED COMMON BOARD SERIES 1A
                  (OTHER REVENUE)                                                       4.75          12/01/2015           542,344
     555,000   MINNEAPOLIS MN LIMITED TAX SUPPORTED COMMON BOARD SERIES 1A
                  (OTHER REVENUE)                                                       4.80          12/01/2016           562,909
     500,000   MINNEAPOLIS MN ST. ANTHONY FALLS PROJECT (TAX INCREMENTAL
                  REVENUE)                                                              5.65          02/01/2027           329,420
       5,000   MINNEAPOLIS MN ST. MARY'S HOSPITAL & REHABILITATION                     10.00          06/01/2013             5,926
   1,000,000   MINNEAPOLIS MN ST. PAUL METROPOLITAN AIRPORTS COMMISSION SERIES A
                  (AIRPORT REVENUE, AMBAC INSURED)                                      5.00          01/01/2018         1,046,440
   4,030,000   MINNESOTA AGRICULTURAL & ECONOMIC BOARD SERIES E (ECONOMIC
                  DEVELOPMENT REVENUE, ASSURED GUARANTY)                                5.00          02/15/2037         3,923,810
   1,210,000   MINNESOTA AGRICULTURAL & ECONOMIC DEVELOPMENT BOARD EVANGELICAL
                  LUTHERAN PROJECT (HCFR)                                               6.00          02/01/2022         1,225,367
   2,025,000   MINNESOTA AGRICULTURAL & ECONOMIC DEVELOPMENT BOARD HEALTH CARE
                  SYSTEM SERIES A (HCFR)                                                5.88          11/15/2010         2,103,084
   1,935,000   MINNESOTA AGRICULTURAL & ECONOMIC DEVELOPMENT BOARD HEALTH CARE
                  SYSTEM SERIES A PREREFUNDED (ECONOMIC DEVELOPMENT REVENUE)ss          6.38          11/15/2022         2,096,321
   1,095,000   MINNESOTA AGRICULTURAL & ECONOMIC DEVELOPMENT BOARD HEALTH CARE
                  SYSTEM UNREFUNDED SERIES A (ECONOMIC DEVELOPMENT REVENUE, MBIA
                  INSURED)                                                              5.50          11/15/2017         1,106,804
   1,335,000   MINNESOTA HFA RESIDENTIAL HOUSING FINANCE SERIES B (HOUSING
                  REVENUE)                                                              5.00          07/01/2034         1,286,112
   1,535,000   MINNESOTA HIGHER EDUCATION FACILITIES AUTHORITY BETHEL UNIVERSITY
                  SERIES 6R (COLLEGE & UNIVERSITY REVENUE)                              5.50          05/01/2025         1,366,350
   1,030,000   MINNESOTA HIGHER EDUCATION FACILITIES AUTHORITY ST. THOMAS
                  UNIVERSITY SERIES 6W (COLLEGE & UNIVERSITY REVENUE)                   6.00          10/01/2025         1,067,832
   1,000,000   MINNESOTA HIGHER EDUCATION FACILITIES AUTHORITY ST. THOMAS
                  UNIVERSITY SERIES 6W (COLLEGE & UNIVERSITY REVENUE)                   6.00          10/01/2030         1,033,700
   1,000,000   MINNESOTA HIGHER EDUCATION FACILITIES AUTHORITY ST. THOMAS
                  UNIVERSITY SERIES 6X (COLLEGE & UNIVERSITY REVENUE)                   5.00          04/01/2029           998,680
   1,000,000   MINNESOTA HIGHER EDUCATION FACILITIES AUTHORITY ST. THOMAS
                  UNIVERSITY SERIES 6X (COLLEGE & UNIVERSITY REVENUE)                   5.25          04/01/2039           995,290
      40,000   MINNESOTA HOUSING FINANCE AGENCY SERIES B (HOUSING REVENUE, MBIA
                  INSURED)                                                              4.75          07/01/2025            38,977
   1,000,000   MINNESOTA HOUSING FINANCE AGENCY SERIES B (STATE AGENCY HOUSING
                  REVENUE)                                                              5.90          07/01/2028         1,023,110
   1,000,000   MINNESOTA IRON RANGE RESOURCE & REHABILITATION GIANTS RIDGE
                  RECREATION AREA (RECREATIONAL FACILITIES REVENUE)                     7.25          11/01/2016           996,780
   1,500,000   MINNESOTA PUBLIC FACILITIES AUTHORITY SERIES B (WATER REVENUE)           5.00          03/01/2020         1,706,715
   3,000,000   MINNESOTA SERIES A (PROPERTY TAX REVENUE)                                5.00          12/01/2018         3,456,900
   1,115,000   MINNESOTA STATE (PROPERTY TAX REVENUE)                                   5.00          06/01/2020         1,222,921
     995,000   MINNESOTA STATE HFA SERIES B (HOSPITAL REVENUE, GO OF AGENCY)            4.75          07/01/2026           910,166

                 Wells Fargo Advantage Municipal Income Funds 47


Portfolio of Investments--June 30, 2009

MINNESOTA TAX-FREE FUND

  PRINCIPAL    SECURITY NAME                                                       INTEREST RATE   MATURITY DATE        VALUE
------------   -----------------------------------------------------------------   -------------   -------------   ---------------
MINNESOTA (continued)
$    635,000   MINNESOTA STATE HIGHER EDUCATION FACILITIES AUTHORITY STATE
                  BENEDICT COLLEGE SERIES V (COLLEGE & UNIVERSITY REVENUE)              5.00%         03/01/2018   $       657,085
   1,100,000   MINNESOTA STATE HIGHER EDUCATION FACILITIES ST THOMAS UNIVERSITY
                  SERIES 6W (COLLEGE & UNIVERSITY REVENUE)                              5.00          10/01/2018         1,162,205
   1,995,000   MINNESOTA STATE HOUSING FINANCE AGENCY RESIDENTIAL HOUSING
                  FINANCE SERIES Q (HOUSING REVENUE, GO OF AGENCY)                      5.25          07/01/2033         1,888,327
   1,100,000   MINNESOTA STATE MUNICIPAL POWER AGENCY (ELECTRIC REVENUE)                5.00          10/01/2037         1,064,360
     660,000   MINNESOTA STATE SERIES A (HOUSING REVENUE, MBIA INSURED)                 5.35          07/01/2017           679,615
     495,000   MINNESOTA STATE SERIES D2 (HOUSING REVENUE, AMBAC INSURED)               5.80          07/01/2021           493,065
       5,000   MINNESOTA STATE SERIES E (HOUSING REVENUE, GO OF AGENCY)                 5.90          07/01/2025             5,003
     895,000   MINNESOTA STATE ST. MARYS UNIVERSITY SERIES 5E (COLLEGE &
                  UNIVERSITY REVENUE)                                                   6.75          03/01/2019           898,133
     505,000   MONTICELLO MN BIG LAKE COMMUNITY HOSPITAL DISTRICT SERIES A
                  (HCFR)                                                                5.20          12/01/2009           503,389
     725,000   MONTICELLO MN BIG LAKE COMMUNITY HOSPITAL DISTRICT SERIES A
                  (HCFR)                                                                5.40          12/01/2011           717,895
     500,000   MONTICELLO MN BIG LAKE COMMUNITY HOSPITAL DISTRICT SERIES A
                  (HOUSING REVENUE)                                                     5.30          12/01/2010           490,470
     685,000   MOORHEAD MN (HOUSING REVENUE, FHA INSURED)                               7.10          08/01/2011           735,245
   2,040,000   MOUNDS VIEW MN INDEPENDENT SCHOOL DISTRICT # 621 SERIES A
                  PREREFUNDED (PROPERTY TAX REVENUE, SCHOOL DISTRICT CREDIT
                  PROGRAM INSURED)ss                                                    5.38          02/01/2019         2,158,014
     530,000   MOUNDS VIEW MN INDEPENDENT SCHOOL DISTRICT NUMBER 621 SERIES A
                  (PROPERTY TAX REVENUE, SCHOOL DISTRICT CREDIT PROGRAM INSURED)        4.00          02/01/2022           526,205
     695,000   MOWER COUNTY HOUSING & REDEVELOPMENT AUTHORITY MOWER COUNTY CT
                  FACILITIES PROJECT SERIES A (HOUSING REVENUE)                         5.75          02/01/2027           718,005
     375,000   MOWER COUNTY HOUSING & REDEVELOPMENT AUTHORITY MOWER COUNTY CT
                  FACILITIES PROJECT SERIES A (HOUSING REVENUE)                         5.90          02/01/2029           386,093
   1,095,000   NORTHERN MN MUNICIPAL POWER AGENCY SERIES A (ELECTRIC REVENUE,
               GUARANTEE AGREEMENT)                                                     5.00          01/01/2021         1,112,432
   1,500,000   NORTHERN MUNICIPAL POWER AGENCY SERIES A (ELECTRIC PLANT REVENUE,
                  ASSURED GUARANTY)                                                     5.00          01/01/2016         1,604,625
     360,000   OSSEO MN ECONOMIC DEVELOPMENT AUTHORITY SERIES B (LEASE REVENUE)         5.90          02/01/2018           362,225
     455,000   OSSEO MN ECONOMIC DEVELOPMENT AUTHORITY SERIES B (LEASE REVENUE)         6.00          02/01/2022           457,152
   1,000,000   PINE CITY MN LEASE REVENUE SERIES A (LEASE REVENUE)                      6.00          05/01/2026           775,940
     900,000   PINE CITY MN LEASE REVENUE SERIES A (LEASE REVENUE)                      6.25          05/01/2035           667,971
   1,475,000   PINE COUNTY MN HOUSING & RDA PUBLIC PROJECT REVENUE
                  (LEASE REVENUE)                                                       5.00          02/01/2028         1,367,074
     250,000   PLYMOUTH INTERMEDIATE SCHOOL DISTRICT NUMBER 287 SERIES A
                  (SCHOOLS)%%                                                           5.00          02/01/2024           256,463
     300,000   ROBBINSDALE MN ECONOMIC DEVELOPMENT AUTHORITY HOUSING PROJECT
                  SERIES A PREREFUNDED (HOUSING REVENUE)ss                              6.63          01/01/2019           308,781
   1,000,000   ROBBINSDALE MN INDEPENDENT SCHOOL DISTRICT # 281 (PROPERTY TAX
                  REVENUE, FIRST SECURITY BANK LOC)                                     5.00          02/01/2019         1,050,660
   2,000,000   ROCHESTER MN MAYO FOUNDATION MAYO MEDICAL CENTER SERIES I (HCFR)         5.90          11/15/2010         2,097,360
   1,000,000   ROCHESTER MN SERIES C (ELECTRIC REVENUE)                                 5.00          12/01/2030         1,016,070
   2,000,000   ROSEMOUNT MN INDEPENDENT SCHOOL DISTRICT # 196 SERIES A (PROPERTY
                  TAX REVENUE, SCHOOL DISTRICT CREDIT PROGRAM INSURED)##                1.50          04/01/2011         1,948,300
   3,250,000   SEAWAY PORT AUTHORITY OF DULUTH MINNESOTA INDIVIDUAL DEVELOPMENT
                  DOCK & WHARF REVENUE REF-CARGILL INCORPORATED PROJECT (IDR)           4.20          05/01/2013         3,269,305
     950,000   SHAKOPEE MN ST. FRANCIS REGIONAL MEDICAL CENTER (HCFR)                   5.25          09/01/2034           800,641
     710,000   SOUTH ST. PAUL MN HOUSING & RDA AIRPORT PROJECT (LEASE REVENUE,
                  ASSURED GUARANTY)                                                     4.70          09/01/2019           673,684
     500,000   SOUTH ST. PAUL MN HOUSING & RDA AIRPORT PROJECT (LEASE REVENUE,
                  ASSURED GUARANTY)                                                     5.13          09/01/2029           448,630
   5,000,000   SOUTHERN MN MUNICIPAL POWER AGENCY SERIES A (ELECTRIC REVENUE,
                  MBIA INSURED)##                                                       4.57          01/01/2020         3,109,450
   1,335,000   ST. CLOUD MN ST. CLOUD HOSPITAL OBLIGATION GROUP SERIES A (HCFR,
                  FIRST SECURITY BANK LOC)                                              5.75          05/01/2010         1,380,911
   1,750,000   ST. CLOUD MN ST. CLOUD HOSPITAL OBLIGATION GROUP SERIES A (HCFR,
                  FIRST SECURITY BANK LOC)                                              5.38          05/01/2011         1,811,180
   4,875,000   ST. CLOUD MN ST. CLOUD HOSPITAL OBLIGATION GROUP SERIES A (HCFR,
                  FIRST SECURITY BANK LOC)                                              5.75          05/01/2026         4,930,380
   1,050,000   ST. MICHAEL MN INDEPENDENT SCHOOL DISTRICT # 885 PREREFUNDED
                  (PROPERTY TAX REVENUE, FIRST SECURITY BANK LOC)ss                     5.00          02/01/2018         1,128,246
   2,000,000   ST. MICHAEL MN INDEPENDENT SCHOOL DISTRICT # 885 PREREFUNDED
                  (PROPERTY TAX REVENUE, FIRST SECURITY BANK LOC)ss                     5.00          02/01/2019         2,149,040

                 48 Wells Fargo Advantage Municipal Income Funds


                                         Portfolio of Investments--June 30, 2009

MINNESOTA TAX-FREE FUND

  PRINCIPAL    SECURITY NAME                                                       INTEREST RATE   MATURITY DATE        VALUE
------------   -----------------------------------------------------------------   -------------   -------------   ---------------
MINNESOTA (continued)
$  2,000,000   ST. PAUL MN HOUSING & RDA (HOUSING REVENUE)                              5.00%         10/01/2024   $     2,002,520
   2,000,000   ST. PAUL MN HOUSING & RDA COMMUNITY OF PEACE ACADEMY PROJECT A
               PREREFUNDED (TAX REVENUE)ss                                              7.88          12/01/2030         2,236,940
   1,500,000   ST. PAUL MN HOUSING & RDA COMMUNITY PEACE ACADEMY PROJECT SERIES
                  A (LEASE REVENUE)                                                     5.00          12/01/2036           957,465
     225,000   ST. PAUL MN HOUSING & RDA GILLETTE CHILDRENS SPECIALTY (HOUSING
                  REVENUE)                                                              5.00          02/01/2012           220,248
     200,000   ST. PAUL MN HOUSING & RDA GILLETTE CHILDRENS SPECIALTY (HOUSING
                  REVENUE)                                                              5.00          02/01/2013           193,560
     225,000   ST. PAUL MN HOUSING & RDA GILLETTE CHILDRENS SPECIALTY
                  (HOUSING REVENUE)                                                     5.00          02/01/2014           214,956
     200,000   ST. PAUL MN HOUSING & RDA GILLETTE CHILDRENS SPECIALTY (HOUSING
                  REVENUE)                                                              5.00          02/01/2015           182,730
     500,000   ST. PAUL MN HOUSING & RDA HMONG ACADEMY PROJECT SERIES A (LEASE
                  REVENUE)                                                              6.00          09/01/2036           356,555
     360,000   ST. PAUL MN HOUSING & RDA MARIAN CENTER PROJECT A (HOUSING
                  REVENUE)                                                              5.05          11/01/2017           300,283
     485,000   ST. PAUL MN HOUSING & RDA MARIAN CENTER PROJECT A (HOUSING
                  REVENUE)                                                              5.20          11/01/2022           352,008
   1,700,000   ST. PAUL MN HOUSING & RDA REGIONS HOSPITAL PROJECT (HCFR)                5.25          05/15/2018         1,649,476
   3,000,000   ST. PAUL MN HOUSING & RDA REGIONS HOSPITAL PROJECT (HCFR)                5.30          05/15/2028         2,582,310
     650,000   ST. PAUL MN HOUSING & RDA SERIES A (LEASE REVENUE)                       5.75          09/01/2026           488,553
      95,000   STEELE COUNTY MN ELDERLY HOUSING PROJECT PREREFUNDED (HCFR)ss            6.63          06/01/2020            99,236
       5,000   STEELE COUNTY MN ELDERLY HOUSING PROJECT UNREFUNDED (HCFR)               6.63          06/01/2020             5,058
   1,000,000   TODD MORRISON CASS & WADENA COUNTIES MN UNITED HOSPITAL DISTRICT
                  HEALTH CARE FACILITY LAKEWOOD (PROPERTY TAX REVENUE)                  5.13          12/01/2024         1,009,130
   2,150,000   TOWNSHIP OF BAYTOWN MN ST. CROIX PREPARATORY ACADEMY SERIES A
                  (LEASE REVENUE)                                                       7.00          08/01/2038         1,753,497
   1,180,000   UNIVERSITY OF MINNESOTA SERIES A (COLLEGE & UNIVERSITY REVENUE,
                  GO OF UNIVERSITY)                                                     5.00          04/01/2021         1,289,905
   1,000,000   UNIVERSITY OF MINNESOTA SERIES A (COLLEGE & UNIVERSITY REVENUE,
                  GO OF UNIVERSITY)                                                     5.13          04/01/2034         1,027,430
     250,000   UNIVERSITY OF MINNESOTA SERIES A (COLLEGE & UNIVERSITY REVENUE,
                  GO OF UNIVERSITY)                                                     5.75          07/01/2011           273,123
   2,245,000   UNIVERSITY OF MINNESOTA SERIES A (COLLEGE & UNIVERSITY REVENUE,
                  GO OF UNIVERSITY)                                                     5.75          07/01/2017         2,719,571
   7,310,000   UNIVERSITY OF MINNESOTA SERIES A (COLLEGE & UNIVERSITY REVENUE,
                  GO OF UNIVERSITY)                                                     5.50          07/01/2021         8,233,034
   1,275,000   UNIVERSITY OF MINNESOTA SERIES C (COLLEGE & UNIVERSITY REVENUE,
                  GO OF UNIVERSITY)                                                     5.00          12/01/2020         1,404,527
   5,000,000   UNIVERSITY OF MINNESOTA STATE SUPPORTED STADIUM DEBT (COLLEGE &
                  UNIVERSITY REVENUE)                                                   5.00          08/01/2025         5,209,800
   2,085,000   VIRGINIA MN HOUSING & RDA HEALTHCARE FACILITY (LEASE REVENUE)            5.25          10/01/2025         1,818,016
   2,495,000   WASHINGTON COUNTY CAPITAL IMPACT PLAN SERIES A (PROPERTY TAX
                  REVENUE)                                                              5.00          02/01/2021         2,717,080
     280,000   WESTERN MN MUNICIPAL POWER AGENCY (ELECTRIC PLANT REVENUE, MBIA
                  INSURED)                                                              9.75          01/01/2016           382,572
   1,610,000   WESTERN MN MUNICIPAL POWER AGENCY SERIES A (ELECTRIC REVENUE)            6.38          01/01/2016         1,802,556
     200,000   WINONA MN WINONA HEALTH OBLIGATED GROUP (HCFA)                           4.35          07/01/2009           200,004
     330,000   WINONA MN WINONA HEALTH OBLIGATED GROUP (HCFA)                           4.40          07/01/2010           332,739
                                                                                                                       166,918,787
                                                                                                                   ---------------
PUERTO RICO: 1.33%
   1,000,000   COMMONWEALTH OF PUERTO RICO SERIES A (PROPERTY TAX REVENUE)              5.00          07/01/2018           934,180
      25,000   PUERTO RICO ELECTRIC POWER AUTHORITY SERIES II PREREFUNDEDss             5.25          07/01/2022            28,203
   1,400,000   PUERTO RICO PUBLIC BUILDINGS AUTHORITY GOVERNMENT FACILITIES
                  SERIES M2 PUTTABLE (LEASE REVENUE)ss                                  5.75          07/01/2034         1,405,334
                                                                                                                         2,367,717
                                                                                                                   ---------------
VIRGIN ISLANDS: 0.42%
     750,000   VIRGIN ISLANDS PFA SENIOR LIEN NOTES SERIES A                            5.00          10/01/2014           740,239
                                                                                                                   ---------------
TOTAL MUNICIPAL BONDS & NOTES (COST $171,228,785)                                                                      171,893,591
                                                                                                                   ---------------

                 Wells Fargo Advantage Municipal Income Funds 49


Portfolio of Investments--June 30, 2009

MINNESOTA TAX-FREE FUND

   SHARES      SECURITY NAME                                                           YIELD                            VALUE
------------   -----------------------------------------------------------------   -------------                   ---------------
SHORT-TERM INVESTMENTS: 2.58%
   4,602,378   Wells Fargo Advantage Minnesota Tax-Free Money Market Fund
                  Class A~+++                                                           0.01%                      $     4,602,378
                                                                                                                   ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $4,602,378)                                                                           4,602,378
                                                                                                                   ---------------
TOTAL INVESTMENTS IN SECURITIES
   (COST $175,831,163)*                                                                99.16%                      $   176,495,969
Other Assets and Liabilities, Net                                                       0.84                             1,487,739
                                                                                      ------                       ---------------
TOTAL NET ASSETS                                                                      100.00%                      $   177,983,708
                                                                                      ------                       ---------------

----------
ss These securities are subject to a demand feature which reduces the effective maturity.

##   Zero coupon bond. Interest rate presented is yield to maturity.

~ This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The Wells Fargo Advantage Money Market Fund does not pay an investment advisory fee.

+++  Short-term security of an affiliate of the Fund with a cost of $4,602,378.

%%   Securities issued on a when-issued (TBA) basis. (See Note 2)

* Cost for federal income tax purposes is $175,982,231 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                $ 5,945,676
Gross unrealized depreciation                 (5,431,938)
                                             -----------
Net unrealized appreciation (depreciation)   $   513,738

The accompanying notes are an integral part of these financial statements.

                 50 Wells Fargo Advantage Municipal Income Funds


                             Statements of Assets and Liabilities--June 30, 2009

                                                                    California
                                                                   Limited-Term     California       Colorado       Minnesota
                                                                  Tax-Free Fund   Tax-Free Fund   Tax-Free Fund   Tax-Free Fund
                                                                  -------------   -------------   -------------   -------------
ASSETS
   Investments
      In securities, at fair value ............................   $106,810,295    $459,916,120    $ 92,408,660    $171,893,591
      In affiliates ...........................................      1,732,145          22,654       7,677,612       4,602,378
                                                                  ------------    ------------    ------------    ------------
   Total investments at value (see cost below) ................    108,542,440     459,938,774     100,086,272     176,495,969
                                                                  ------------    ------------    ------------    ------------
   Cash .......................................................         50,000          50,000          50,000          50,000
   Receivable for Fund shares issued ..........................      3,566,581       1,875,871          98,020         171,831
   Receivable for investments sold ............................              0               0          65,667         272,515
   Receivables for interest ...................................      1,621,182       6,443,498         952,751       2,851,343
                                                                  ------------    ------------    ------------    ------------
Total assets ..................................................    113,780,203     468,308,143     101,252,710     179,841,658
                                                                  ------------    ------------    ------------    ------------
LIABILITIES
   Payable for floating rate note issued (Note 2) .............              0               0       1,145,000               0
   Payable for Fund shares redeemed ...........................         93,698       1,321,217          74,327       1,171,416
   Payable for investments purchased ..........................        798,952         630,480               0         254,745
   Dividends payable ..........................................        172,106         713,481         219,499         320,127
   Payable to investment advisor and affiliates (Note 3) ......         24,136         208,896          16,506          40,115
   Accrued expenses and other liabilities .....................         46,118         149,455          44,646          71,547
                                                                  ------------    ------------    ------------    ------------
Total liabilities .............................................      1,135,010       3,023,529       1,499,978       1,857,950
                                                                  ------------    ------------    ------------    ------------
TOTAL NET ASSETS ..............................................   $112,645,193    $465,284,614    $ 99,752,732    $177,983,708
                                                                  ============    ============    ============    ============
NET ASSETS CONSIST OF
   Paid-in capital ............................................   $113,879,582    $486,676,984    $103,486,852    $176,824,638
   Undistributed/overdistributed net investment income
      (loss) ..................................................        160,782          60,289         245,981         523,449
   Undistributed net realized gain (loss) on investments ......       (292,716)     (7,944,765)       (701,983)        (29,185)
   Net unrealized appreciation (depreciation) of investments ..     (1,102,455)    (13,507,894)     (3,278,118)        664,806
                                                                  ------------    ------------    ------------    ------------
TOTAL NET ASSETS ..............................................   $112,645,193    $465,284,614    $ 99,752,732    $177,983,708
                                                                  ============    ============    ============    ============
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
   Net assets - Class A .......................................   $ 46,372,458    $351,526,470    $ 53,882,686    $ 48,905,476
   Shares outstanding - Class A ...............................      4,507,560      34,652,224       5,440,398       4,720,473
   Net asset value per share - Class A ........................   $      10.29    $      10.14    $       9.90    $      10.36
   Maximum offering price per share - Class A .................   $      10.61(2) $      10.62(3) $      10.37(3) $      10.85(3)
   Net assets - Class B .......................................             NA    $ 11,925,935    $  1,071,620    $  2,165,961
   Shares outstanding - Class B ...............................             NA       1,152,060         108,057         209,073
   Net asset value and offering price per share - Class B .....             NA    $      10.35    $       9.92    $      10.36
   Net assets - Class C .......................................   $  6,014,090    $ 27,785,775    $  1,052,713    $  4,162,820
   Shares outstanding - Class C ...............................        584,659       2,685,745         106,196         401,847
   Net asset value and offering price per share - Class C .....   $      10.29    $      10.35    $       9.91    $      10.36
   Net assets - Administrator Class ...........................   $ 60,258,645    $ 74,046,434    $ 43,745,713    $122,749,451
   Shares outstanding - Administrator Class ...................      5,950,065       7,284,925       4,416,912      11,850,971
   Net asset value and offering price per share - Administrator
      Class ...................................................   $      10.13    $      10.16    $       9.90    $      10.36
                                                                  ------------    ------------    ------------    ------------
Investments at cost ...........................................   $109,644,895    $473,446,668    $103,364,390    $175,831,163
                                                                  ------------    ------------    ------------    ------------

----------
(1.) Each Fund has an unlimited number of authorized shares.

(2.) Maximum offering price is computed as 100/97 of net asset value. On investments of $50,000 or more, the offering price is reduced.

(3.) Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

                 Wells Fargo Advantage Municipal Income Funds 51


Statements of Operations--For the Year Ended June 30, 2009

                                                                       California
                                                                      Limited-Term     California       Colorado       Minnesota
                                                                     Tax-Free Fund   Tax-Free Fund   Tax-Free Fund   Tax-Free Fund
                                                                     -------------   -------------   -------------   -------------
INVESTMENT INCOME
   Interest ......................................................    $4,223,190     $ 26,547,365     $ 5,003,602     $ 8,833,069
   Interest from affiliated securities ...........................        24,405           41,570          39,139          51,200
                                                                      ----------     ------------     -----------     -----------
Total investment income ..........................................     4,247,595       26,588,935       5,042,741       8,884,269
                                                                      ----------     ------------     -----------     -----------
EXPENSES
   Advisory fees .................................................       318,024        1,645,629         323,285         601,743
   Administration fees
      Fund Level .................................................        45,432          235,159          46,184          85,963
      Class A ....................................................        73,019          629,963          84,924          82,512
      Class B ....................................................            NA           30,805           3,356           5,437
      Class C ....................................................         8,520           48,367           1,148           5,515
      Administrator Class ........................................        45,565           76,354          42,685         120,262
   Custody fees ..................................................        18,173           94,064          18,473          34,385
   Shareholder servicing fees (Note 3) ...........................       222,234        1,151,925         229,314         427,532
   Accounting fees ...............................................        24,056           41,315          30,562          40,907
   Distribution fees
      Class B ....................................................            NA          128,355          13,984          22,654
      Class C ....................................................        35,501          201,529           4,783          22,978
   Interest expenses and fees ....................................             0                0          24,145               0
   Professional fees .............................................        39,584           44,161          40,376          46,799
   Registration fees .............................................         5,678            9,444          14,913          16,678
   Shareholder reports ...........................................         9,907           64,278          10,927          32,034
   Trustees' fees ................................................        10,578           10,578          10,578          10,578
   Other fees and expenses .......................................         6,266           15,462           7,113           9,631
                                                                      ----------     ------------     -----------     -----------
Total expenses ...................................................       862,537        4,427,388         906,750       1,565,608
                                                                      ----------     ------------     -----------     -----------
LESS
   Waived fees and reimbursed expenses (Note 3) ..................      (168,248)        (525,339)       (185,588)       (358,103)
   Expense reductions ............................................             0             (170)              0               0
   Net expenses ..................................................       694,289        3,901,879         721,162       1,207,505
                                                                      ----------     ------------     -----------     -----------
Net investment income (loss) .....................................     3,553,306       22,687,056       4,321,579       7,676,764
                                                                      ----------     ------------     -----------     -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
NET REALIZED GAIN (LOSS) FROM
   Securities ....................................................        55,247       (5,097,189)       (737,587)        374,950
   Futures transactions ..........................................        58,806          177,397          41,887        (367,894)
   MMD rate locks ................................................             0                0               0         227,078
                                                                      ----------     ------------     -----------     -----------
Net realized gain and loss from investments ......................       114,053       (4,919,792)       (695,700)        234,134
                                                                      ----------     ------------     -----------     -----------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
   Securities ....................................................      (472,318)     (20,403,379)     (3,147,831)     (2,922,146)
   Futures transactions ..........................................             0          165,144               0               0
                                                                      ----------     ------------     -----------     -----------
Net change in unrealized appreciation (depreciation) of
   investments ...................................................      (472,318)     (20,238,235)     (3,147,831)     (2,922,146)
                                                                      ----------     ------------     -----------     -----------
Net realized and unrealized gain (loss) on investments ...........      (358,265)     (25,158,027)     (3,843,531)     (2,688,012)
                                                                      ----------     ------------     -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..    $3,195,041     $ (2,470,971)    $   478,048     $ 4,988,752
                                                                      ==========     ============     ===========     ===========

The accompanying notes are an integral part of these financial statements.

                 52 Wells Fargo Advantage Municipal Income Funds


                                             Statements of Changes in Net Assets

                                                                                      CALIFORNIA
                                                                              LIMITED-TERM TAX-FREE FUND
                                                                            -----------------------------
                                                                               For the         For the
                                                                              Year Ended      Year Ended
                                                                            June 30, 2009   June 30, 2008
                                                                            -------------   -------------
INCREASE (DECREASE) IN NET ASSETS
   Beginning net assets .................................................   $ 85,808,398    $ 70,745,990
OPERATIONS
   Net investment income (loss) .........................................      3,553,306       2,679,153
   Net realized gain (loss) on investments ..............................        114,053        (138,412)
   Net change in unrealized appreciation (depreciation) of investments ..       (472,318)       (417,373)
                                                                            ------------    ------------
Net increase (decrease) in net assets resulting from operations .........      3,195,041       2,123,368
                                                                            ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income
      Class A ...........................................................     (1,539,106)     (1,412,253)
      Class B ...........................................................             NA              NA
      Class C ...........................................................       (143,744)       (135,651)
      Administrator Class ...............................................     (1,843,447)     (1,128,574)
   Net realized gain on sales of investments
      Class A ...........................................................              0               0
      Class B ...........................................................             NA              NA
      Class C ...........................................................              0               0
      Administrator Class ...............................................              0               0
                                                                            ------------    ------------
Total distributions to shareholders .....................................     (3,526,297)     (2,676,478)
                                                                            ------------    ------------
CAPITAL SHARES TRANSACTIONS
   Proceeds from shares sold - Class A ..................................     32,349,439       4,191,282
   Reinvestment of distributions - Class A ..............................      1,074,390       1,089,563
   Cost of shares redeemed - Class A ....................................    (24,268,188)     (8,806,343)
                                                                            ------------    ------------
   Net increase (decrease) in net assets resulting from capital share
      transactions - Class A ............................................      9,155,641      (3,525,498)
                                                                            ------------    ------------
   Proceeds from shares sold - Class B ..................................             NA              NA
   Reinvestment of distributions - Class B ..............................             NA              NA
   Cost of shares redeemed - Class B ....................................             NA              NA
                                                                            ------------    ------------
   Net increase (decrease) in net assets resulting from capital share
      transactions - Class B ............................................             NA              NA
                                                                            ------------    ------------
   Proceeds from shares sold - Class C ..................................      2,895,163         311,572
   Reinvestment of distributions - Class C ..............................        113,082         110,105
   Cost of shares redeemed - Class C ....................................     (1,619,750)       (771,121)
                                                                            ------------    ------------
   Net increase (decrease) in net assets resulting from capital share
      transactions - Class C ............................................      1,388,495        (349,444)
                                                                            ------------    ------------
   Proceeds from shares sold - Administrator Class ......................     46,391,166      29,265,107
   Reinvestment of distributions - Administrator Class ..................        504,780         284,302
   Cost of shares redeemed - Administrator Class ........................    (30,272,031)    (10,058,949)
                                                                            ------------    ------------
   Net increase (decrease) in net assets resulting from capital share
      transactions - Administrator Class ................................     16,623,915      19,490,460
                                                                            ------------    ------------
Net increase (decrease) in net assets resulting from capital share
   transactions - Total .................................................     27,168,051      15,615,518
                                                                            ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS ...................................     26,836,795      15,062,408
                                                                            ------------    ------------
ENDING NET ASSETS .......................................................   $112,645,193    $ 85,808,398
                                                                            ============    ============

----------
* On July 18, 2008 Class Z was converted to Administrator Class. Prior year data for Class Z were combined with Administrator Class data.

The accompanying notes are an integral part of these financial statements.

                Wells Fargo Advantage Municipal Income Funds 53


Statements of Changes in Net Assets


   CALIFORNIA TAX-FREE FUND         COLORADO TAX-FREE FUND         MINNESOTA TAX-FREE FUND
-----------------------------   -----------------------------   -----------------------------
   For the         For the         For the         For the         For the         For the
  Year Ended      Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
June 30, 2009   June 30, 2008   June 30, 2009   June 30, 2008   June 30, 2009   June 30, 2008
-------------   -------------   -------------   -------------   -------------   -------------

$508,481,016    $488,523,151     $94,490,769    $ 91,329,704    $164,844,658    $163,872,387

  22,687,056      21,289,533       4,321,579       3,989,684       7,676,764       7,082,971
  (4,919,792)     (2,638,852)       (695,700)         67,156         234,134         495,111
 (20,238,235)    (12,920,123)     (3,147,831)     (2,476,624)     (2,922,146)     (2,113,512)
------------    ------------     -----------    ------------    ------------    ------------
  (2,470,971)      5,730,558         478,048       1,580,216       4,988,752       5,464,570
------------    ------------     -----------    ------------    ------------    ------------


 (16,990,529)    (16,210,375)     (2,146,053)     (2,022,098)     (1,971,458)     (1,718,090)
    (698,776)     (1,286,517)        (70,856)       (159,621)       (107,720)       (182,869)
  (1,102,411)     (1,071,189)        (24,118)         (1,729)       (108,100)        (52,885)
  (3,895,338)     (2,721,257)     (2,050,310)     (1,769,816)     (5,460,844)     (5,117,996)*

           0      (1,122,341)        (40,732)        (26,749)        (25,029)       (130,128)
           0        (111,125)         (1,719)         (2,626)         (1,738)        (17,560)
           0         (89,727)           (521)              0          (1,780)         (4,240)
           0        (164,580)        (38,222)        (20,939)        (70,239)       (367,367)*
------------    ------------     -----------    ------------    ------------    ------------
 (22,687,054)    (22,777,111)     (4,372,531)     (4,003,578)     (7,746,908)     (7,591,135)
------------    ------------     -----------    ------------    ------------    ------------

  57,243,194      62,503,869      17,343,240       9,342,465      13,967,374      10,415,904
  11,129,535      11,476,116       1,417,338       1,250,574       1,494,889       1,389,572
 (74,023,834)    (51,186,766)     (9,228,114)    (13,033,009)     (9,364,358)     (5,517,826)
------------    ------------     -----------    ------------    ------------    ------------

  (5,651,105)     22,793,219       9,532,464      (2,439,970)      6,097,905       6,287,650
------------    ------------     -----------    ------------    ------------    ------------
      67,401         682,005               0          17,845               0         126,132
     480,413         975,771          44,672         100,833          74,629         137,555
 (13,385,486)    (17,477,678)     (1,719,463)     (3,210,399)     (1,980,216)     (2,249,797)
------------    ------------     -----------    ------------    ------------    ------------

 (12,837,672)    (15,819,902)     (1,674,791)     (3,091,721)     (1,905,587)     (1,986,110)
------------    ------------     -----------    ------------    ------------    ------------
   4,755,532       4,893,637         720,892         404,838       2,500,186       1,233,640
     715,647         801,534          19,425           1,536          86,468          49,183
  (5,688,752)     (4,983,604)        (76,614)              0        (507,350)       (403,731)
------------    ------------     -----------    ------------    ------------    ------------

    (217,573)        711,567         663,703         406,374       2,079,304         879,092
------------    ------------     -----------    ------------    ------------    ------------
  29,659,951      45,852,418       9,584,912      19,355,530      48,243,559      23,448,864*
   1,278,030         675,584         268,216         162,991       1,900,671       1,439,812*
 (30,270,008)    (17,208,468)     (9,218,058)     (8,808,777)    (40,518,646)    (26,970,472)*
------------    ------------     -----------    ------------    ------------    ------------

     667,973      29,319,534         635,070      10,709,744       9,625,584      (2,081,796)*
------------    ------------     -----------    ------------    ------------    ------------

 (18,038,377)     37,004,418       9,156,446       5,584,427      15,897,206       3,098,836
------------    ------------     -----------    ------------    ------------    ------------
 (43,196,402)     19,957,865       5,261,963       3,161,065      13,139,050         972,271
------------    ------------     -----------    ------------    ------------    ------------
$465,284,614    $508,481,016     $99,752,732    $ 94,490,769    $177,983,708    $164,844,658
============    ============     ===========    ============    ============    ============

                 54 Wells Fargo Advantage Municipal Income Funds


                                             Statements of Changes in Net Assets

                                                                                 CALIFORNIA LIMITED-TERM
                                                                                     TAX-FREE FUND
                                                                             ------------------------------
                                                                                 For the         For the
                                                                                Year Ended      Year Ended
                                                                              June 30, 2009   June 30, 2008
                                                                             --------------   -------------
SHARES ISSUED AND REDEEMED
   Shares sold - Class A .................................................      3,177,947         403,369
   Shares issued in reinvestment of distributions - Class A ..............        105,176         104,946
   Shares redeemed - Class A .............................................     (2,404,224)       (851,081)
                                                                              -----------      ----------
   Net increase (decrease) in shares outstanding - Class A ...............        878,899        (342,766)
                                                                              -----------      ----------
   Shares sold - Class B .................................................             NA              NA
   Shares issued in reinvestment of distributions - Class B ..............             NA              NA
   Shares redeemed - Class B .............................................             NA              NA
                                                                              -----------      ----------
   Net increase (decrease) in shares outstanding - Class B ...............             NA              NA
                                                                              -----------      ----------
   Shares sold - Class C .................................................        282,245          30,090
   Shares issued in reinvestment of distributions - Class C ..............         11,078          10,609
   Shares redeemed - Class C .............................................       (158,438)        (74,306)
                                                                              -----------      ----------
   Net increase (decrease) in shares outstanding - Class C ...............        134,885         (33,607)
                                                                              -----------      ----------
   Shares sold - Administrator Class .....................................      4,611,105       2,862,441
   Shares issued in reinvestment of distributions - Administrator Class ..         50,195          27,837
   Shares redeemed - Administrator Class .................................     (3,030,410)       (983,045)
                                                                              -----------      ----------
   Net increase (decrease) in shares outstanding - Administrator Class ...      1,630,890       1,907,233
                                                                              -----------      ----------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL
   SHARE TRANSACTIONS ....................................................      2,644,674       1,530,860
                                                                              ===========      ==========
Ending balance of undistributed/overdistributed net investment
   income (loss) .........................................................    $   160,782      $  133,876
                                                                              -----------      ----------

The accompanying notes are an integral part of these financial statements.

                 Wells Fargo Advantage Municipal Income Funds 55


Statements of Changes in Net Assets

   CALIFORNIA TAX-FREE FUND         COLORADO TAX-FREE FUND          MINNESOTA TAX-FREE FUND
-----------------------------   -----------------------------   -----------------------------
   For the         For the         For the         For the         For the          For the
  Year Ended      Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
June 30, 2009   June 30, 2008   June 30, 2009   June 30, 2008   June 30, 2009   June 30, 2008
-------------   -------------   -------------   -------------   -------------   -------------

  5,655,900        5,741,406       1,759,458         890,154       1,362,671         971,882
  1,101,497        1,056,915         144,062         119,336         145,986         130,036
 (7,378,590)      (4,690,874)       (939,479)     (1,248,756)       (918,636)       (514,750)
-----------      -----------     -----------     -----------     -----------     -----------
   (621,193)       2,107,447         964,041        (239,266)        590,021         587,168
-----------      -----------     -----------     -----------     -----------     -----------
      6,887           60,729               0           1,690               0          11,713
     46,568           87,909           4,541           9,591           7,295          12,863
 (1,286,526)      (1,574,693)       (174,321)       (305,878)       (192,781)       (209,774)
-----------      -----------     -----------     -----------     -----------     -----------
 (1,233,071)      (1,426,055)       (169,780)       (294,597)       (185,486)       (185,198)
-----------      -----------     -----------     -----------     -----------     -----------
    453,637          443,216          73,097          38,696         244,110         115,833
     69,459           72,366           1,979             147           8,451           4,603
   (549,395)        (449,824)         (7,723)              0         (49,923)        (37,612)
-----------      -----------     -----------     -----------     -----------     -----------
    (26,299)          65,758          67,353          38,843         202,638          82,824
-----------      -----------     -----------     -----------     -----------     -----------
  2,895,979        4,221,756         972,612       1,835,229       4,727,453       2,189,892*
    126,137           62,345          27,330          15,586         185,807         134,732*
 (3,023,585)      (1,578,040)       (949,409)       (838,576)     (3,951,302)     (2,520,665)*
-----------      -----------     -----------     -----------     -----------     -----------
     (1,469)       2,706,061          50,533       1,012,239         961,958        (196,041)*
-----------      -----------     -----------     -----------     -----------     -----------

 (1,882,032)       3,453,211         912,147         517,219       1,569,131         288,753
===========      ===========     ===========     ===========     ===========     ===========
$    60,289      $    60,287     $   245,981     $   209,481     $   523,449     $   505,807
-----------      -----------     -----------     -----------     -----------     -----------

                 56 Wells Fargo Advantage Municipal Income Funds


                                                            Financial Highlights

                                        Beginning                    Net Realized    Distributions
                                        Net Asset       Net         and Unrealized     from Net
                                        Value Per    Investment       Gain (Loss)     Investment
                                          Share     Income (Loss)   on Investments      Income
                                        ---------   -------------   --------------   -------------
CALIFORNIA LIMITED-TERM TAX-FREE FUND
Class A
July 1, 2008 to June 30, 2009 .......     $10.30         0.39           (0.01)           (0.39)
July 1, 2007 to June 30, 2008 .......     $10.36         0.38           (0.06)           (0.38)
July 1, 2006 to June 30, 2007 .......     $10.34         0.36            0.02            (0.36)
July 1, 2005 to June 30, 2006 .......     $10.60         0.30           (0.24)           (0.29)
July 1, 2004 to June 30, 2005 .......     $10.46         0.28            0.15            (0.27)
Class C
July 1, 2008 to June 30, 2009 .......     $10.30         0.30           (0.00)           (0.31)
July 1, 2007 to June 30, 2008 .......     $10.36         0.31           (0.07)           (0.30)
July 1, 2006 to June 30, 2007 .......     $10.34         0.30            0.01            (0.29)
July 1, 2005 to June 30, 2006 .......     $10.59         0.22           (0.23)           (0.21)
July 1, 2004 to June 30, 2005 .......     $10.46         0.20            0.14            (0.19)
Administrator Class
July 1, 2008 to June 30, 2009 .......     $10.14         0.41           (0.01)           (0.41)
July 1, 2007 to June 30, 2008 .......     $10.20         0.39           (0.05)           (0.40)
July 1, 2006 to June 30, 2007 .......     $10.18         0.38            0.02            (0.38)
July 1, 2005 to June 30, 2006 .......     $10.43         0.32           (0.23)           (0.31)
July 1, 2004 to June 30, 2005 .......     $10.29         0.31            0.15            (0.30)
CALIFORNIA TAX-FREE FUND
Class A
July 1, 2008 to June 30, 2009 .......     $10.64         0.49           (0.50)           (0.49)
July 1, 2007 to June 30, 2008 .......     $11.02         0.48           (0.35)           (0.48)
July 1, 2006 to June 30, 2007 .......     $11.00         0.48            0.05            (0.48)
July 1, 2005 to June 30, 2006 .......     $11.51         0.48           (0.40)           (0.48)
July 1, 2004 to June 30, 2005 .......     $11.01         0.49            0.56            (0.49)
Class B
July 1, 2008 to June 30, 2009 .......     $10.86         0.42           (0.50)           (0.43)
July 1, 2007 to June 30, 2008 .......     $11.24         0.42           (0.36)           (0.41)
July 1, 2006 to June 30, 2007 .......     $11.22         0.41            0.05            (0.41)
July 1, 2005 to June 30, 2006 .......     $11.74         0.41           (0.41)           (0.41)
July 1, 2004 to June 30, 2005 .......     $11.22         0.40            0.58            (0.40)
Class C
July 1, 2008 to June 30, 2009 .......     $10.85         0.42           (0.50)           (0.42)
July 1, 2007 to June 30, 2008 .......     $11.24         0.41           (0.36)           (0.41)
July 1, 2006 to June 30, 2007 .......     $11.22         0.41            0.05            (0.41)
July 1, 2005 to June 30, 2006 .......     $11.74         0.41           (0.41)           (0.41)
July 1, 2004 to June 30, 2005 .......     $11.22         0.40            0.58            (0.40)
Administrator Class
July 1, 2008 to June 30, 2009 .......     $10.66         0.52           (0.50)           (0.52)
July 1, 2007 to June 30, 2008 .......     $11.04         0.51           (0.35)           (0.51)
July 1, 2006 to June 30, 2007 .......     $11.03         0.51            0.04            (0.51)
July 1, 2005 to June 30, 2006 .......     $11.54         0.51           (0.40)           (0.51)
July 1, 2004 to June 30, 2005 .......     $11.03         0.52            0.57            (0.52)

----------
(1.) During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements (Note 3).

(2.) Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.

(3.) Commencement of operations.

(4.) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

(5.) Calculated based upon average shares outstanding.

(6.) On July 18, 2008, Class Z was converted to Administrator Class.

The accompanying notes are an integral part of these financial statements.

                Wells Fargo Advantage Municipal Income Funds 57


Financial Highlights

                               Ratio to Average Net Assets (Annualized)(1)
                  Ending     ----------------------------------------------
 Distributions   Net Asset        Net                                                     Portfolio    Net Assets at
   from Net      Value Per     Investment      Gross    Expenses      Net       Total      Turnover    End of Period
Realized Gains     Share     Income (Loss)   Expenses    Waived    Expenses   Return(2)    Rate(4)    (000's omitted)
--------------   ---------   -------------   --------   --------   --------   ---------   ---------   ---------------


     0.00          $10.29        3.82%         0.95%     (0.10)%     0.85%      3.77%         64%        $ 46,372
     0.00          $10.30        3.63%         1.09%     (0.24)%     0.85%      3.09%         69%        $ 37,376
     0.00          $10.36        3.50%         1.09%     (0.24)%     0.85%      3.74%         80%        $ 41,140
    (0.03)         $10.34        2.85%         1.09%     (0.24)%     0.85%      0.58%         82%        $ 39,433
    (0.02)         $10.60        2.63%         1.08%     (0.23)%     0.85%      4.20%        111%        $ 52,029

     0.00          $10.29        3.07%         1.69%     (0.09)%     1.60%      2.99%         64%        $  6,014
     0.00          $10.30        2.88%         1.83%     (0.23)%     1.60%      2.32%         69%        $  4,632
     0.00          $10.36        2.75%         1.84%     (0.24)%     1.60%      2.97%         80%        $  5,006
    (0.03)         $10.34        2.09%         1.85%     (0.25)%     1.60%     (0.08)%        82%        $  6,894
    (0.02)         $10.59        1.88%         1.83%     (0.23)%     1.60%      3.33%        111%        $ 10,273

     0.00          $10.13        4.08%         0.87%     (0.27)%     0.60%      4.03%         64%        $ 60,259
     0.00          $10.14        3.85%         0.91%     (0.31)%     0.60%      3.34%         69%        $ 43,800
     0.00          $10.20        3.74%         0.91%     (0.31)%     0.60%      4.00%         80%        $ 24,600
    (0.03)         $10.18        3.11%         0.91%     (0.31)%     0.60%      0.89%         82%        $ 20,677
    (0.02)         $10.43        2.93%         0.79%     (0.19)%     0.60%      4.54%        111%        $ 17,707


     0.00          $10.14        4.85%         0.88%     (0.08)%     0.80%      0.06%         44%        $351,526
    (0.03)         $10.64        4.42%         1.02%     (0.22)%     0.80%      1.25%         43%        $375,441
    (0.03)         $11.02        4.31%         1.03%     (0.23)%     0.80%      4.89%         49%        $365,396
    (0.11)         $11.00        4.32%         1.04%     (0.24)%     0.80%      0.76%         48%        $350,038
    (0.06)         $11.51        4.36%         1.05%     (0.25)%     0.80%      9.72%         30%        $371,633

     0.00          $10.35        4.08%         1.64%     (0.09)%     1.55%     (0.69)%        44%        $ 11,926
    (0.03)         $10.86        3.68%         1.77%     (0.22)%     1.55%      0.57%         43%        $ 25,900
    (0.03)         $11.24        3.57%         1.78%     (0.23)%     1.55%      4.11%         49%        $ 42,839
    (0.11)         $11.22        3.56%         1.79%     (0.24)%     1.55%     (0.00)%        48%        $ 54,258
    (0.06)         $11.74        3.52%         1.79%     (0.24)%     1.55%      8.90%         30%        $ 66,182

     0.00          $10.35        4.10%         1.63%     (0.08)%     1.55%     (0.60)%        44%        $ 27,786
    (0.03)         $10.85        3.69%         1.76%     (0.21)%     1.55%      0.47%         43%        $ 29,438
    (0.03)         $11.24        3.56%         1.78%     (0.23)%     1.55%      4.11%         49%        $ 29,732
    (0.11)         $11.22        3.56%         1.79%     (0.24)%     1.55%     (0.00)%        48%        $ 29,168
    (0.06)         $11.74        3.52%         1.79%     (0.24)%     1.55%      8.89%         30%        $ 31,904

     0.00          $10.16        5.10%         0.81%     (0.26)%     0.55%      0.32%         44%        $ 74,046
    (0.03)         $10.66        4.67%         0.84%     (0.29)%     0.55%      1.51%         43%        $ 77,702
    (0.03)         $11.04        4.56%         0.85%     (0.30)%     0.55%      5.06%         49%        $ 50,556
    (0.11)         $11.03        4.58%         0.86%     (0.31)%     0.55%      1.02%         48%        $ 46,686
    (0.06)         $11.54        4.60%         0.75%     (0.20)%     0.55%     10.07%         30%        $ 41,926

                 58 Wells Fargo Advantage Municipal Income Funds


                                                            Financial Highlights

                                      Beginning                    Net Realized    Distributions
                                      Net Asset        Net        and Unrealized      from Net
                                      Value Per     Investment      Gain (Loss)      Investment
                                        Share     Income (Loss)   on Investments       Income
                                      ---------   -------------   --------------   -------------
COLORADO TAX-FREE FUND
Class A
July 1, 2008 to June 30, 2009 .....     $10.32       0.45(5)          (0.41)           (0.45)
July 1, 2007 to June 30, 2008 .....     $10.57       0.44(5)          (0.24)           (0.44)
July 1, 2006 to June 30, 2007 .....     $10.55       0.45              0.02            (0.45)
July 1, 2005 to June 30, 2006 .....     $10.94       0.46             (0.40)           (0.45)
July 1, 2004 to June 30, 2005 .....     $10.64       0.46              0.30            (0.46)
Class B
July 1, 2008 to June 30, 2009 .....     $10.33       0.38(5)          (0.40)           (0.38)
July 1, 2007 to June 30, 2008 .....     $10.58       0.36(5)          (0.24)           (0.36)
July 1, 2006 to June 30, 2007 .....     $10.57       0.37              0.01            (0.37)
July 1, 2005 to June 30, 2006 .....     $10.95       0.38             (0.39)           (0.37)
July 1, 2004 to June 30, 2005 .....     $10.65       0.38              0.30            (0.38)
Class C
July 1, 2008 to June 30, 2009 .....     $10.33       0.37(5)          (0.40)           (0.38)
April 1, 2008(3) to June 30,
   2008 ...........................     $10.35       0.08(5)          (0.01)           (0.09)
Administrator Class
July 1, 2008 to June 30, 2009 .....     $10.32       0.48(5)          (0.42)           (0.47)
July 1, 2007 to June 30, 2008 .....     $10.57       0.47(5)          (0.25)           (0.46)
July 1, 2006 to June 30, 2007 .....     $10.55       0.48              0.02            (0.48)
July 1, 2005 to June 30, 2006 .....     $10.94       0.49             (0.40)           (0.48)
July 1, 2004 to June 30, 2005 .....     $10.64       0.49              0.30            (0.49)
MINNESOTA TAX-FREE FUND
Class A
July 1, 2008 to June 30, 2009 .....     $10.56       0.44(5)          (0.19)           (0.44)
July 1, 2007 to June 30, 2008 .....     $10.70       0.45(5)          (0.10)           (0.46)
July 1, 2006 to June 30, 2007 .....     $10.74       0.45             (0.01)           (0.45)
July 1, 2005 to June 30, 2006 .....     $11.15       0.45             (0.37)           (0.45)
July 1, 2004 to June 30, 2005 .....     $10.89       0.45              0.30            (0.44)

----------
7.  Following represents ratios excluding interest expenses and fees (see Note 2
    - Inverse Floating Rate Obligations):

                                       Gross Expenses Excluding     Net Expenses Excluding
                                      Interest Expense and Fees   Interest Expense and Fees
                                      -------------------------   -------------------------
Class A
July 1, 2008 to June 30, 2009 .....             0.97%                       0.85%
July 1, 2007 to June 30, 2008 .....             1.07%                       0.85%
July 1, 2006 to June 30, 2007 .....             1.08%                       0.85%
July 1, 2005 to June 30, 2006 .....             1.09%                       0.85%
July 1, 2004 to June 30, 2005 .....             1.07%                       0.85%
Class B
July 1, 2008 to June 30, 2009 .....             1.71%                       1.60%
July 1, 2007 to June 30, 2008 .....             1.82%                       1.60%
July 1, 2006 to June 30, 2007 .....             1.83%                       1.60%
July 1, 2005 to June 30, 2006 .....             1.84%                       1.60%
July 1, 2004 to June 30, 2005 .....             1.82%                       1.60%
Class C
July 1, 2008 to June 30, 2009 .....             1.70%                       1.57%
April 1, 2008(3) to June 30,
   2008 ...........................             1.74%                       1.60%
Administrator Class
July 1, 2008 to June 30, 2009 .....             0.89%                       0.60%
July 1, 2007 to June 30, 2008 .....             0.89%                       0.60%
July 1, 2006 to June 30, 2007 .....             0.90%                       0.60%
July 1, 2005 to June 30, 2006 .....             0.90%                       0.60%
July 1, 2004 to June 30, 2005 .....             0.77%                       0.60%

The accompanying notes are an integral part of these financial statements.

                Wells Fargo Advantage Municipal Income Funds 59


Financial Highlights

                   Ending      Ratio to Average Net Assets (Annualized)(1)
 Distributions   Net Asset   -----------------------------------------------               Portfolio    Net Assets at
   from Net      Value Per   Net Investment     Gross    Expenses      Net       Total      Turnover    End of Period
Realized Gains     Share      Income (Loss)   Expenses    Waived    Expenses   Return(2)    Rate(4)    (000's omitted)
--------------   ---------   --------------   --------   --------   --------   ---------   ---------   ---------------


    (0.01)         $ 9.90         4.58%       1.00%(7)    (0.12)%   0.88%(7)     0.51%        20%          $53,883
    (0.01)         $10.32         4.20%       1.12%(7)    (0.23)%   0.89%(7)     1.85%        15%          $46,174
     0.00          $10.57         4.21%       1.15%(7)    (0.23)%   0.92%(7)     4.46%        21%          $49,827
     0.00          $10.55         4.28%       1.17%(7)    (0.24)%   0.93%(7)     0.60%        23%          $43,538
     0.00          $10.94         4.24%       1.13%(7)    (0.22)%   0.91%(7)     7.24%        33%          $50,410

    (0.01)         $ 9.92         3.83%       1.74%(7)    (0.11)%   1.63%(7)    (0.14)%       20%          $ 1,072
    (0.01)         $10.33         3.45%       1.87%(7)    (0.23)%   1.64%(7)     1.09%        15%          $ 2,870
     0.00          $10.58         3.47%       1.90%(7)    (0.23)%   1.67%(7)     3.59%        21%          $ 6,057
     0.00          $10.57         3.53%       1.92%(7)    (0.24)%   1.68%(7)    (0.05)%       23%          $ 7,661
     0.00          $10.95         3.49%       1.88%(7)    (0.22)%   1.66%(7)     6.43%        33%          $ 9,095

    (0.01)         $ 9.91         3.82%       1.73%(7)    (0.13)%   1.60%(7)    (0.23)%       20%          $ 1,053
     0.00          $10.33         2.25%       1.74%(7)    (0.13)%   1.61%(7)     0.58%        15%          $   401

    (0.01)         $ 9.90         4.84%       0.92%(7)    (0.29)%   0.63%(7)     0.76%        20%          $43,746
    (0.01)         $10.32         4.44%       0.94%(7)    (0.30)%   0.64%(7)     2.10%        15%          $45,046
     0.00          $10.57         4.46%       0.97%(7)    (0.30)%   0.67%(7)     4.72%        21%          $35,446
     0.00          $10.55         4.53%       0.98%(7)    (0.30)%   0.68%(7)     0.85%        23%          $32,321
     0.00          $10.94         4.49%       0.83%(7)    (0.17)%   0.66%(7)     7.50%        33%          $36,304


    (0.01)         $10.36         4.32%       0.94%       (0.09)%   0.85%        2.49%        28%          $48,905
    (0.03)         $10.56         4.26%       1.06%       (0.21)%   0.85%        3.32%        39%          $43,617
    (0.03)         $10.70         4.18%       1.07%       (0.22)%   0.85%        4.14%        19%          $37,897
    (0.04)         $10.74         4.17%       1.08%       (0.23)%   0.85%        0.73%        20%          $38,145
    (0.05)         $11.15         4.06%       1.06%       (0.21)%   0.85%        7.06%        18%          $37,829

                 60 Wells Fargo Advantage Municipal Income Funds


                                                            Financial Highlights

                                          Beginning                    Net Realized    Distributions
                                          Net Asset        Net        and Unrealized      from Net
                                          Value Per     Investment      Gain (Loss)      Investment
                                            Share     Income (Loss)   on Investments       Income
                                          ---------   -------------   --------------   -------------
MINNESOTA TAX-FREE FUND (continued)
Class B
July 1, 2008 to June 30, 2009 .........     $10.56        0.37(5)         (0.19)           (0.37)
July 1, 2007 to June 30, 2008 .........     $10.69        0.38(5)         (0.10)           (0.38)
July 1, 2006 to June 30, 2007 .........     $10.74        0.38            (0.03)           (0.37)
July 1, 2005 to June 30, 2006 .........     $11.15        0.37            (0.37)           (0.37)
July 1, 2004 to June 30, 2005 .........     $10.89        0.38             0.29            (0.36)
Class C
July 1, 2008 to June 30, 2009 .........     $10.56        0.36(5)         (0.18)           (0.37)
July 1, 2007 to June 30, 2008 .........     $10.69        0.37(5)         (0.10)           (0.37)
July 1, 2006 to June 30, 2007 .........     $10.73        0.36            (0.01)           (0.36)
July 1, 2005 to June 30, 2006 .........     $11.15        0.37            (0.38)           (0.37)
April 8, 2005(3) to June 30, 2005 .....     $10.97        0.08             0.18            (0.08)
Administrator Class
July 1, 2008 to June 30, 2009(6) ......     $10.56        0.47(5)         (0.19)           (0.47)
July 1, 2007 to June 30, 2008 .........     $10.69        0.48(5)         (0.10)           (0.48)
July 1, 2006 to June 30, 2007 .........     $10.73        0.48            (0.01)           (0.48)
July 1, 2005 to June 30, 2006 .........     $11.14        0.48            (0.37)           (0.48)
July 1, 2004 to June 30, 2005 .........     $10.89        0.48             0.29            (0.47)

The accompanying notes are an integral part of these financial statements.

                Wells Fargo Advantage Municipal Income Funds 61


Financial Highlights

                   Ending        Ratio to Average Net Assets (Annualized)(1)
 Distributions    Net Asset   -----------------------------------------------               Portfolio    Net Assets at
   from Net       Value Per   Net Investment     Gross    Expenses      Net       Total      Turnover    End of Period
Realized Gains      Share      Income (Loss)   Expenses    Waived    Expenses   Return(2)    Rate(4)    (000's omitted)
--------------   ----------   --------------   --------   --------   --------   ---------   ---------   ---------------


    (0.01)         $10.36          3.58%         1.69%     (0.09)%     1.60%      1.72%        28%         $  2,166
    (0.03)         $10.56          3.51%         1.82%     (0.22)%     1.60%      2.64%        39%         $  4,166
    (0.03)         $10.69          3.43%         1.82%     (0.22)%     1.60%      3.27%        19%         $  6,200
    (0.04)         $10.74          3.41%         1.83%     (0.23)%     1.60%     (0.02)%       20%         $  8,787
    (0.05)         $11.15          3.31%         1.81%     (0.21)%     1.60%      6.27%        18%         $ 10,987

    (0.01)         $10.36          3.55%         1.65%     (0.06)%     1.59%      1.73%        28%         $  4,163
    (0.03)         $10.56          3.49%         1.79%     (0.19)%     1.60%      2.63%        39%         $  2,103
    (0.03)         $10.69          3.41%         1.82%     (0.22)%     1.60%      3.35%        19%         $  1,245
    (0.04)         $10.73          3.40%         1.83%     (0.23)%     1.60%     (0.13)%       20%         $    635
     0.00          $11.15          3.36%         1.82%     (0.22)%     1.60%      2.38%        18%         $    389

    (0.01)         $10.36          4.57%         0.86%     (0.26)%     0.60%      2.74%        28%         $122,749
    (0.03)         $10.56          4.49%         0.89%     (0.29)%     0.60%      3.67%        39%         $111,194
    (0.03)         $10.69          4.43%         0.89%     (0.29)%     0.60%      4.40%        19%         $115,134
    (0.04)         $10.73          4.42%         0.90%     (0.30)%     0.60%      0.98%        20%         $109,137
    (0.05)         $11.14          4.31%         0.76%     (0.16)%     0.60%      7.23%        18%         $128,854

                62 Wells Fargo Advantage Municipal Income Funds


                                                   Notes to Financial Statements

1. ORGANIZATION

Wells Fargo Funds Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust commenced operations on November 8, 1999, and at June 30, 2009, was comprised of 99 separate series. These financial statements present the California Limited-Term Tax- Free Fund, California Tax-Free Fund, Colorado Tax-Free Fund, and Minnesota Tax-Free Fund (each, a "Fund", collectively, the "Funds"). Each Fund is a non-diversified series of the Trust.

The separate classes of shares offered by each Fund differ principally in applicable sales charges and distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

At the close of business on July 18, 2008 (the "Conversion Time"), each Class Z share of the Minnesota Tax-Free Fund outstanding at the Conversion Time automatically converted to a number of full and fractional Administrator Class shares of the Minnesota Tax-Free Fund (the "Conversion"). Accordingly, shareholders of Class Z shares of the Minnesota Tax-Free Fund at the Conversion Time thereupon became shareholders of the Minnesota Tax-Free Fund's Administrator Class shares, which bear lower total and net annual operating expense ratios than the historical ratios of Class Z shares. Because the Conversion was effected at the relative net asset values of a Class Z share and an Administrator Class share at the Conversion Time, the value of a Class Z shareholder's investment was the same immediately before and immediately after the Conversion. Following the Conversion, Class Z shares of the Minnesota Tax-Free Fund were no longer offered. The Conversion was a tax-free transaction and no gain or loss was recognized by shareholders for federal income tax purposes as a result of the Conversion.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Trust, are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP") for investment companies.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Management has considered the circumstances under which the Fund should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through August 24, 2009 which represents the date the financial statements are issued. Adjustments or additional disclosures, if any, have been included in these financial statements.

Under the Trust's organizational documents, their officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

SECURITY VALUATION

Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price. Securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the NASDAQ Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on NASDAQ, the bid price will be used. In the absence of any sale of securities listed on the NASDAQ, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed "stale" and the valuations will be determined in accordance with the Funds' Fair Valuation Procedures.

                 Wells Fargo Advantage Municipal Income Funds 63


Notes to Financial Statements

Certain fixed income securities with maturities exceeding 60 days are valued by using a pricing service approved by the Trust's Board of Trustees. The service uses market prices as quoted by an independent pricing service or by dealers in these securities when, in the service's judgment, these prices are readily available and are representative of the securities' market values. For some securities, such prices are not readily available. These securities will generally be fair valued using methods which may include consideration of yields or prices of securities of comparable quality, coupon rate, maturity and type of issue; indications as to values from dealers in securities, trading characteristics and general market conditions.

Debt securities of sufficient credit quality with original maturities of 60 days or less generally are valued at amortized cost which approximates market value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates fair value.

Investments in open-end mutual funds are valued at net asset value. Investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.

The valuation techniques used by the Funds to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

FAIR VALUATION MEASUREMENTS

In accordance with Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions regarding the assumptions market participants would use in pricing the asset or liability, based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

-    Level 1 - quoted prices in active markets for identical investments

- Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

- Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2009, in valuing the Funds' investments in securities:

                                                             Significant Other       Significant
                                             Quoted Prices   Observable Inputs   Unobservable Inputs   Total Fair Value
INVESTMENTS IN SECURITIES*                     (Level 1)         (Level 2)            (Level 3)        as of 06/30/2009
--------------------------                   -------------   -----------------   -------------------   ----------------
CALIFORNIA LIMITED-TERM TAX-FREE FUND
   Debt securities issued by states in the
      U.S. and its political subdivisions      $        0       $106,810,295              $0             $106,810,295
   Short-term investments                       1,732,145                  0               0                1,732,145
      TOTAL                                    $1,732,145       $106,810,295              $0             $108,542,440

                64 Wells Fargo Advantage Municipal Income Funds


                                                   Notes to Financial Statements

                                                             Significant Other       Significant
                                             Quoted Prices   Observable Inputs   Unobservable Inputs   Total Fair Value
INVESTMENTS IN SECURITIES*                     (Level 1)         (Level 2)            (Level 3)        as of 06/30/2009
--------------------------                   -------------   -----------------   -------------------   ----------------
CALIFORNIA TAX-FREE FUND
   Debt securities issued by states in the
      U.S. and its political subdivisions      $        0       $459,916,120              $0             $459,916,120
   Short-term investments                          22,654                  0               0                   22,654
      TOTAL                                    $   22,654       $459,916,120              $0             $459,938,774
COLORADO TAX-FREE FUND
   Debt securities issued by states in the
      U.S. and its political subdivisions      $        0       $ 92,408,660              $0             $ 92,408,660
   Short-term investments                       7,677,612                  0               0                7,677,612
      TOTAL                                    $7,677,612       $ 92,408,660              $0             $100,086,272
MINNESOTA TAX-FREE FUND
   Debt securities issued by states in the
      U.S. and its political subdivisions      $        0       $171,893,591              $0             $171,893,591
   Short-term investments                       4,602,378                  0               0                4,602,378
      TOTAL                                    $4,602,378       $171,893,591              $0             $176,495,969

* Further details on the major security types listed above can be found in the Portfolio of Investments.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily using the effective interest method.

Debt obligations may be placed on non-accrual status and related investment income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of income has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

DISTRIBUTIONS TO SHAREHOLDERS

Net investment income, if any, is declared daily and distributed to shareholders monthly. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually.

For federal income tax purposes, a Fund may designate as capital gains distributions the earnings and profits distributed to shareholders on the redemption of fund shares during the year.

Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications.

                 Wells Fargo Advantage Municipal Income Funds 65


Notes to Financial Statements

At June 30, 2009, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and
Liabilities:

                                                             Undistributed Net
                                        Undistributed Net   Realized Gain/Loss
FUND                                    Investment Income      on Investments    Paid-in Capital
----                                    -----------------   ------------------   ---------------
CALIFORNIA LIMITED-TERM TAX-FREE FUND       $   (103)            $   103               $0
COLORADO TAX-FREE FUND                         6,258              (6,258)               0
MINNESOTA TAX-FREE FUND                      (11,000)             11,000                0

FEDERAL INCOME TAXES

Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund of the Trust to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code (the "Code"), and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at June 30, 2009.

Management has analyzed the Funds' tax positions taken on federal income tax returns for all open tax years and has concluded that as of June 30, 2009, no provision for income tax would be required in the Funds' financial statements. The Funds' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired (open tax years: June 30, 2006; June 30, 2007; June 30, 2008; June 30, 2009) are subject to examination by the Internal Revenue Service and state departments of revenue.

At June 30, 2009, net capital loss carryforwards, which are available to offset future net realized capital gains, were:

                                        Expiration    Capital Loss
FUND                                       Year      Carryforwards
----                                    ----------   -------------
CALIFORNIA LIMITED-TERM TAX-FREE FUND      2015        $  251,711
                                           2016            11,320
CALIFORNIA TAX-FREE FUND                   2016           818,994
                                           2017         1,675,607
COLORADO TAX-FREE FUND                     2017            95,092

At June 30, 2009, current year deferred post-October losses, which will be treated for tax purposes on the first day of the succeeding year, were:

                              Deferred
                           Post-October
FUND                       Capital Loss
----                       ------------
CALIFORNIA TAX-FREE FUND    $5,092,527
COLORADO TAX-FREE FUND         606,891

WHEN-ISSUED TRANSACTIONS

Each Fund may purchase securities on a forward commitment or 'when-issued' basis. A Fund records a when-issued transaction on the trade date and will segregate assets to cover its obligation by confirming the availability of qualifying assets having a value sufficient to make payment for the securities purchased. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

INVERSE FLOATING RATE OBLIGATIONS

The Funds may participate in inverse floating rate obligation ("Inverse Floater") structures whereby a fixed-rate bond (the "Fixed-Rate Bond") purchased by the Fund is transferred to a tender option bond trust ("TOB Trust"). The TOB Trust issues floating rate notes ("Floating-Rate Notes") to third-parties, which are collateralized by the Fixed-Rate Bond, and the Fund buys a residual interest in the TOB Trust's assets and cash flows. The Inverse Floater held by a Fund gives the Fund the right (1) to cause the holders of the Floating-Rate Notes to tender their notes at par, and (2) to have the Fixed-Rate Bond

                66 Wells Fargo Advantage Municipal Income Funds


                                                   Notes to Financial Statements

held by the TOB Trust transferred to the Fund, thereby collapsing the TOB Trust. Pursuant to Statement of Financial Accounting Standards No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, ("FAS No. 140"), the Fund accounts for the transaction described above as a secured borrowing by including the Fixed-Rate Bond in its Portfolio of Investments, and accounts for the Floating-Rate Notes as a liability under the caption "payable for floating rate notes issued" in the Fund's Statement of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes for redemption at par at each reset date. At June 30, 2009, the Floating Rate Notes outstanding were as follows:

                                         Underlying                                                                  Collateral for
                                       Municipal Bond                  Floating Rate                                 Floating Rate
FUND                                      Security                   Notes Outstanding   Range of Interest Rates   Notes Outstanding
----                     -----------------------------------------   -----------------   -----------------------   -----------------
COLORADO TAX-FREE FUND   Colorado HFA Series A2, 6.45%, 04/01/2030       $1,145,000           0.47% - 8.14%            $2,401,180

The resale of Inverse Floaters held by the Fund to qualified institutional buyers is exempt from registration under Rule 144A of the Securities Act of 1933, as amended.

FUTURES CONTRACTS

Certain Funds are subject to interest rate risk in the normal course of pursuing its investment objectives. The Funds may buy and sell futures contracts in order to gain exposure to, or protect against changes in, security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Funds and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Funds since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

At June 30, 2009, there were no futures contracts in the Funds. The average number of futures contracts during the year ended June 30, 2009 for the California Limited-Term Tax-Free Fund, California Tax-Free Fund, Colorado Tax-Free Fund and Minnesota Tax-Free Fund was 18, 40, 10 and 23, respectively.

The realized gains or losses and change in unrealized gains or losses on derivative instruments are reflected in the appropriate financial statements.

MUNICIPAL MARKET DATA RATE LOCKS

The Funds are subject to interest rate risk in the normal course of pursuing its investment objectives. A Fund may purchase and sell Municipal Market Data Rate Locks ("MMD Rate Locks"). A Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund's yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates). An MMD Rate Lock permits a Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. An MMD Rate Lock is a contract between a Fund and an MMD Rate Lock provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if a Fund buys an MMD Rate Lock and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to a Fund equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, a Fund will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract. In connection with investments in MMD Rate Locks, there is a risk that municipal yields will move in the opposite direction than anticipated by a Fund, which would cause the Fund to make payments to its counterparty in the transaction that could adversely affect the Fund's performance. The Fund could be exposed to risks if the counterparty defaults on its obligation to perform, or if there are unfavorable changes in the

                 Wells Fargo Advantage Municipal Income Funds 67


Notes to Financial Statements

fluctuation of interest rates or in the price of the underlying index. The Fund's maximum risk of loss from counterparty risk is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund's exposure to the counterparty.

At June 30, 2009, there were no MMD rate lock positions in the Funds. The average notional amount of MMD Rate Lock contracts during the year ended June 30, 2009 for the Minnesota Tax-Free Fund was $2,000,000.

The realized gains or losses and change in unrealized gains or losses on derivative instruments are reflected in the appropriate financial statements.

THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENTS OF OPERATIONS FOR THE YEAR ENDED JUNE 30, 2009.

Amount of realized gain or (loss) on derivatives recognized in income:

Derivatives Not Accounted for as Hedging                MMD Rate
Instruments under Statement 133              Futures      Locks       Total
----------------------------------------   ----------   --------   ----------
CALIFORNIA LIMITED-TERM TAX-FREE FUND
   Interest rate contracts                 $   58,806   $      0   $   58,806
      TOTAL                                $   58,806   $      0   $   58,806
CALIFORNIA TAX-FREE FUND
   Interest rate contracts                 $  177,397   $      0   $  177,397
      TOTAL                                $  177,397   $      0   $  177,397
COLORADO TAX-FREE FUND
   Interest rate contracts                 $   41,887   $      0   $   41,887
      TOTAL                                $   41,887   $      0   $   41,887
MINNESOTA TAX-FREE FUND
   Interest rate contracts                  ($367,894)  $227,078    ($140,816)
      TOTAL                                 ($367,894)  $227,078    ($140,816)

3. EXPENSES

ADVISORY FEES

The Trust has entered into an advisory contract with Wells Fargo Funds Management, LLC ("Funds Management"). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management.

Pursuant to the contract, Funds Management is entitled to receive an advisory fee for its services as adviser. Funds Management may retain the services of certain investment subadvisers to provide daily portfolio management. The fees related to subadvisory services are borne directly by the adviser and do not increase the overall fees paid by a Fund to the adviser. Funds Management and the investment subadviser(s) are entitled to be paid a monthly fee at the following annual rates:

                                                                Advisory                                           Subadvisory
                                                               Fees (% of                                          Fees (% of
                                           Average Daily     Average Daily                      Average Daily     Average Daily
FUND                                        Net Assets        Net Assets)      Subadviser        Net Assets        Net Assets)
----                                    ------------------   -------------   -------------   ------------------   -------------
CALIFORNIA LIMITED-TERM TAX-FREE FUND   First $500 million       0.350       Wells Capital   First $100 million       0.150
                                         Next $500 million       0.325        Management      Next $200 million       0.100
                                           Next $2 billion       0.300       Incorporated     Over $300 million       0.050
                                           Next $2 billion       0.275
                                           Over $5 billion       0.250
CALIFORNIA TAX-FREE FUND                First $500 million       0.350       Wells Capital   First $100 million       0.200
                                         Next $500 million       0.325        Management      Next $200 million       0.175
                                           Next $2 billion       0.300       Incorporated     Next $200 million       0.150
                                           Next $2 billion       0.275                        Over $500 million       0.100
                                           Over $5 billion       0.250

                 68 Wells Fargo Advantage Municipal Income Funds


                                                   Notes to Financial Statements

                                                                Advisory                                           Subadvisory
                                                               Fees (% of                                          Fees (% of
                                           Average Daily     Average Daily                     Average Daily      Average Daily
FUND                                        Net Assets        Net Assets)     Subadviser         Net Assets        Net Assets)
----                                    ------------------   -------------   -------------   ------------------   -------------
COLORADO TAX-FREE FUND                  First $500 million       0.350       Wells Capital   First $100 million       0.200
                                         Next $500 million       0.325        Management      Next $200 million       0.175
                                           Next $2 billion       0.300       Incorporated     Next $200 million       0.150
                                           Next $2 billion       0.275                        Over $500 million       0.100
                                           Over $5 billion       0.250
MINNESOTA TAX-FREE FUND                 First $500 million       0.350       Wells Capital   First $100 million       0.200
                                         Next $500 million       0.325        Management      Next $200 million       0.175
                                           Next $2 billion       0.300       Incorporated     Next $200 million       0.150
                                           Next $2 billion       0.275                        Over $500 million       0.100
                                           Over $5 billion       0.250

ADMINISTRATION AND TRANSFER AGENT FEES

The Trust has entered into an Administration Agreement with Funds Management. Under this Agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive the following annual fees:

                                               Administration Fees
                              Average Daily       (% of Average
                               Net Assets        Daily Net Assets
                            ----------------   -------------------
Fund level                  First $5 billion           0.05
                            Next $5 billion            0.04
                            Over $10 billion           0.03
Class Level
Class A, Class B, Class C   All asset levels           0.18
Administrator Class         All asset levels           0.10

The Trust has entered into an agreement with Boston Financial Data Services ("BFDS") as the transfer agent for the Trust. BFDS is entitled to receive fees from the administrator for its services as transfer agent.

CUSTODY FEES

The Trust has entered into a contract with Wells Fargo Bank, N.A. ("WFB"), whereby WFB is responsible for providing custody services. Pursuant to the contract, WFB is entitled to a monthly fee for custody services at the following annual rate:

                               % of Average
                             Daily Net Assets
                             ----------------
All Municipal Income Funds         0.02

DISTRIBUTION FEES

The Trust has adopted a Distribution Plan for Class B and Class C shares of the applicable Funds pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC at an annual rate of 0.75% of average daily net assets. For the year ended June 30, 2009, distribution fees incurred are disclosed on the Statements of Operations.

SHAREHOLDER SERVICING FEES

The Trust has entered into contracts with one or more shareholder servicing agents, whereby each Fund is charged up to the following annual fees:

                                                   % of Average
                                                 Daily Net Assets
                                                 ----------------
Class A, Class B, Class C, Administrator Class         0.25

                 Wells Fargo Advantage Municipal Income Funds 69


Notes to Financial Statements

For the year ended June 30, 2009, shareholder servicing fees were paid as follows. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo and Company.

                                                                       Administrator
FUND                                     Class A   Class B   Class C       Class
----                                    --------   -------   -------   -------------
CALIFORNIA LIMITED-TERM TAX-FREE FUND   $ 98,186        NA   $10,991     $113,057
CALIFORNIA TAX-FREE FUND                 855,055    42,568    63,712      190,590
COLORADO TAX-FREE FUND                   116,561     4,661     1,380      106,712
MINNESOTA TAX-FREE FUND                  113,564     7,551     6,437      299,980

OTHER FEES AND EXPENSES

PNC Global Investment Servicing ("PNC") serves as fund accountant for the Trust and is entitled to receive an annual asset-based fee and an annual fixed fee from each Fund. PNC is also entitled to be reimbursed for all out-of-pocket expenses reasonably incurred in providing these services.

Each Fund also bears its share of other fees and expenses incurred in the normal course of business, including but not limited to: professional fees, registration fees, shareholder reporting costs, and Trustees fees and expenses. The Trust compensates its Trustees for their services, plus travel and other expenses incurred in attending Board meetings.

WAIVED FEES AND REIMBURSED EXPENSES

All amounts shown as waived fees or reimbursed expenses in the Statements of Operations, for the year ended June 30, 2009, were waived by Funds Management proportionately from all classes, first from advisory fees, and then from any Class specific expenses, if applicable. Funds Management has contractually committed through October 31, 2009, with respect to the California Limited-Term Tax-Free Fund, California Tax-Free Fund, Colorado Tax-Free Fund, and Minnesota Tax-Free Fund, to waive fees and/or reimburse expenses to the extent necessary to maintain certain net operating expense ratios for the Funds. Net operating expense ratios in effect for the year ended June 30, 2009, were as follows:

                                                                      Administrator
FUND                                    Class A   Class B   Class C       Class
----                                    -------   -------   -------   -------------
CALIFORNIA LIMITED-TERM TAX-FREE FUND    0.85%       NA      1.60%        0.60%
CALIFORNIA TAX-FREE FUND                 0.80%     1.55%     1.55%        0.55%
COLORADO TAX-FREE FUND                   0.85%     1.60%     1.60%        0.60%
MINNESOTA TAX-FREE FUND                  0.85%     1.60%     1.60%        0.60%

4. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) for the year ended June 30, 2009, were as follows:

FUND                                    PURCHASES AT COST   SALES PROCEEDS
----                                    -----------------   --------------
CALIFORNIA LIMITED-TERM TAX-FREE FUND     $ 83,040,702       $ 56,533,274
CALIFORNIA TAX-FREE FUND                   202,598,132        223,075,348
COLORADO TAX-FREE FUND                      20,004,790         17,784,148
MINNESOTA TAX-FREE FUND                     59,879,650         45,635,095

The Funds invest a substantial portion of its assets in issuers of municipal debt securities located in a single state, therefore, they may be more affected by economic and political developments in that state or region than would be a comparable general tax-exempt mutual fund.

5. BANK BORROWINGS

Wells Fargo Funds Trust and Wells Fargo Variable Trust (excluding the money market funds) are parties to a revolving credit agreement with the Bank of New York Mellon, whereby the Funds are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. The agreement permits

                 70 Wells Fargo Advantage Municipal Income Funds


                                                   Notes to Financial Statements

borrowings of up to $150 million, collectively. Interest under the credit agreement is charged to each Fund based on its borrowing at a rate equal to the Federal Funds Rate plus 0.60%. In addition, under the amended credit agreement, the Funds pay a quarterly commitment equal to 0.15% per annum of the credit line. Commitment fee expense is included in "Other fees and expenses" on the Statement of Operations.

For the year ended June 30, 2009, there were no borrowings by the Funds under the agreement.

6. DISTRIBUTION TO SHAREHOLDERS

The tax character of distributions paid during the years ended June 30, 2009, and June 30, 2008, was as follows:

                                        Ordinary    Tax-Exempt     Long-Term      Dividend Paid
                                         Income       Income      Capital Gain   on Redemptions
FUND                                      2009         2009           2009            2009         Total 2009
----                                    --------   ------------   ------------   --------------   -----------
CALIFORNIA LIMITED-TERM TAX-FREE FUND    $     0   $  3,526,297      $     0            $0        $ 3,526,297
CALIFORNIA TAX-FREE FUND                       0     22,687,054            0             0         22,687,054
COLORADO TAX-FREE FUND                         0      4,291,337       81,194             0          4,372,531
MINNESOTA TAX-FREE FUND                   98,739      7,648,169            0             0          7,746,908

                                        Ordinary    Tax-Exempt     Long-Term      Dividend Paid
                                         Income       Income      Capital Gain   on Redemptions
FUND                                      2008         2008           2008            2008        Total 2008
----                                    --------   ------------   ------------   --------------   -----------
CALIFORNIA LIMITED-TERM TAX-FREE FUND   $      0    $ 2,676,478    $        0           $0        $ 2,676,478
CALIFORNIA TAX-FREE FUND                 375,509     20,914,325     1,487,277            0         22,777,111
COLORADO TAX-FREE FUND                         0      3,953,264        50,314            0          4,003,578
MINNESOTA TAX-FREE FUND                   68,561      7,071,840       450,734            0          7,591,135

As of June 30, 2009, the components of distributable earnings on a tax basis are shown in the table below. The difference between book basis and tax basis appreciation is attributable to tax deferrals on wash sales and to cost basis differences on account of market discount.

                                         Undistributed   Undistributed  Undistributed    Unrealized
                                       Ordinary Taxable    Tax-Exempt     Long-Term     Appreciation   Capital Loss
FUND                                        Income           Income          Gain      (Depreciation)  Carryforward*      Total
----                                   ----------------  -------------  -------------  --------------  -------------  ------------
CALIFORNIA LIMITED-TERM TAX-FREE FUND         $0            $304,944       $      0     $(1,104,196)   $  (263,031)   $ (1,062,283)
CALIFORNIA TAX-FREE FUND                       0             773,772              0     (13,865,533)    (7,587,128)    (20,678,889)
COLORADO TAX-FREE FUND                         0             320,781              0      (3,133,419)      (701,983)     (3,514,621)
MINNESOTA TAX-FREE FUND                        0             774,826        190,633         513,738              0       1,479,197

* This amount includes the post-October loss, which will reverse on the first day of the following fiscal year.

              Wells Fargo Advantage Style Guide Annual Reports 71


Report of Independent Registered Public Accounting Firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF
WELLS FARGO FUNDS TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the California Limited-Term Tax-Free Fund, California Tax-Free Fund, Colorado Tax-Free Fund, and Minnesota Tax-Free Fund, (collectively, the "Funds"), four of the funds constituting the Wells Fargo Funds Trust, as of June 30, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures include confirmation of securities owned as of June 30, 2009, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned Funds of the Wells Fargo Funds Trust as of June 30, 2009, the results of their operations for the year then ended, changes in their net assets for each of years in the two year period then ended, and the financial highlights for the periods indicated in the first paragraph above, in conformity with U.S. generally accepted accounting standards.

                                        (KPMG LLP)

Philadelphia, Pennsylvania
August 24, 2009

                 72 Wells Fargo Advantage Municipal Income Funds


                                                   Other Information (Unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds' Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.

TAX INFORMATION

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the following Fund designates the amounts listed below as a long-term capital gain distribution for the year ended June 30, 2009:

Fund                     Long-Term Capital Gain
----                     ----------------------
COLORADO TAX-FREE FUND           $81,168

For federal income tax purposes, the following Funds designate a percentage of its distributions paid from net investment income during the year ended June 30, 2009, as exempt-interest dividends under Section 852(b)(5) of the Code:

                                             % Tax Exempt
                                        Distribution Paid From
Fund                                     Net Investment Income
----                                    ----------------------
CALIFORNIA LIMITED-TERM TAX-FREE FUND           100.00%
CALIFORNIA TAX-FREE FUND                        100.00%
COLORADO TAX-FREE FUND                          100.00%
MINNESOTA TAX-FREE FUND                         100.00%

For California income tax purposes, the following Funds designate a percentage of its distributions paid from net investment income during the year ended June 30, 2009, as California exempt-interest dividends under Section 17145 of California Revenue and Taxation Code:

                                           California
                                        Exempt-Interest
Fund                                        Dividend
----                                    ---------------
CALIFORNIA LIMITED-TERM TAX-FREE FUND       100.00%
CALIFORNIA TAX-FREE FUND                    100.00%

Pursuant to Section 871(k)(2)(C) of the Internal Revenue Code, the following Fund listed below designates the following amount(s) of their income dividends paid during the year ended June 30, 2009, as short-term capital gain:

Fund                      Short-Term Capital Gain
----                      -----------------------
MINNESOTA TAX-FREE FUND           $98,739

                 Wells Fargo Advantage Municipal Income Funds 73


Other Information (Unaudited)

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for each Fund, except money market funds, are publicly available on the Funds' Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis, and for money market funds, on a monthly, seven-day delayed basis. In addition, top ten holdings information for each Fund is publicly available on the Funds'Web site on a monthly, seven-day or more delayed basis. Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, each Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the "Trustees") of the Wells Fargo Funds Trust (the "Trust"), and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information(1) of each Fund. Each of the Trustees and Officers listed below acts in identical capacities for each of the 134 funds comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex"), except that the person occupying the office of Treasurer varies for specified Funds. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

NON-INTERESTED TRUSTEES

                        Position Held and
Name and Age          Length of Service(2)           Principal Occupations During Past Five Years         Other Directorships
------------         ----------------------   ---------------------------------------------------------   -------------------
Peter G. Gordon      Trustee, since 1998;     Co-Founder, Chairman, President and CEO of Crystal Geyser   None
66                   Chairman, since 2005     Water Company.
                     (Lead Trustee since
                     2001)

Isaiah Harris, Jr.   Trustee, since 2009      Retired. Prior thereto, President and CEO of BellSouth      CIGNA Corporation;
56                                            Advertising and Publishing Corp. from 2005 to 2007,         Deluxe Corporation
                                              President and CEO of BellSouth Enterprises from 2004 to
                                              2005 and President of BellSouth Consumer Services from
                                              2000 to 2003. Currently a member of the Iowa State
                                              University Foundation Board of Governors and a member of
                                              the Advisory Board of Iowa State University School of
                                              Business.

Judith M. Johnson    Trustee, since 2008      Retired. Prior thereto, Chief Executive Officer and Chief   None
60                                            Investment Officer of Minneapolis Employees Retirement
                                              Fund from 1996 to 2008. Ms. Johnson is a certified public
                                              accountant and a certified managerial accountant.

David F. Larcker     Trustee, since 2009      James Irvin Miller Professor of Accounting at the           None
58                                            Graduate School of Business, Stanford University.
                                              Director of Corporate Governance Research Program and
                                              Co-Director of The Rock Center for Corporate Governance
                                              since 2006. From 2005 to 2008, Professor of Accounting at
                                              the Graduate School of Business, Stanford University.
                                              Prior thereto, Ernst & Young Professor of Accounting at
                                              The Wharton School, University of Pennsylvania from 1985
                                              to 2005.

Olivia S. Mitchell   Trustee, since 2006      Professor of Insurance and Risk Management, Wharton         None
56                                            School, University of Pennsylvania. Director of the
                                              Boettner Center on Pensions and Retirement Research.
                                              Research associate and board member, Penn Aging Research
                                              Center. Research associate, National Bureau of Economic
                                              Research.

                 74 Wells Fargo Advantage Municipal Income Funds


                                                   Other Information (Unaudited)

                        Position Held and
Name and Age          Length of Service(2)           Principal Occupations During Past Five Years         Other Directorships
------------         ----------------------   ---------------------------------------------------------   -------------------
Timothy J. Penny     Trustee, since 1996      President and CEO of Southern Minnesota Initiative          None
57                                            Foundation, a non-profit organization since 2007 and
                                              Senior Fellow at the Humphrey Institute Policy Forum at
                                              the University of Minnesota since 1995. Member of the
                                              Board of Trustees of NorthStar Education Finance, Inc., a
                                              non-profit organization, since 2007.

Donald C. Willeke    Trustee, since 1996      Principal of the law firm of Willeke & Daniels. General     None
69                                            Counsel of the Minneapolis Employees Retirement Fund from
                                              1984 to present.

OFFICERS

                        Position Held and
Name and Age          Length of Service(2)           Principal Occupations During Past Five Years         Other Directorships
------------         ----------------------   ---------------------------------------------------------   -------------------
Karla M. Rabusch     President, since 2003    Executive Vice President of Wells Fargo Bank, N.A. and      None
50                                            President of Wells Fargo Funds Management, LLC since
                                              2003. Senior Vice President and Chief Administrative
                                              Officer of Wells Fargo Funds Management, LLC from 2001 to
                                              2003.

C. David Messman     Secretary, since 2000;   Senior Vice President and Secretary of Wells Fargo Funds    None
48                   Chief Legal Officer,     Management, LLC since 2001. Managing Counsel of Wells
                     since 2003               Fargo Bank, N.A. since 2000.

David Berardi(3)     Treasurer and            Vice President of Evergreen Investment Management           None
34                   Assistant Treasurer,     Company, LLC since 2008. Assistant Vice President of
                     since 2009               Evergreen Investment Services, Inc. from 2004 to 2008.
                                              Manager of Fund Reporting and Control for Evergreen
                                              Investment Management Company, LLC since 2004.

Jeremy DePalma(3)    Treasurer and            Senior Vice President of Evergreen Investment Management    None
35                   Assistant Treasurer,     Company, LLC since 2008. Vice President, Evergreen
                     since 2009               Investment Services, Inc. from 2004 to 2007. Assistant
                                              Vice President, Evergreen Investment Services, Inc. from
                                              2000 to 2004 and the head of the Fund Reporting and
                                              Control Team within Fund Administration since 2005.

Debra Ann Early      Chief Compliance         Chief Compliance Officer of Wells Fargo Funds Management,   None
45                   Officer, since 2007      LLC since 2007. Chief Compliance Officer of Parnassus
                                              Investments from 2005 to 2007. Chief Financial Officer of
                                              Parnassus Investments from 2004 to 2007. Senior Audit
                                              Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

----------
(1.) The Statement of Additional Information includes additional information about the Funds'Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Funds'Web site at www.wellsfargo.com/advantagefunds.

(2.) Length of service dates reflects a Trustee's commencement of service with the Trust's predecessor entities.

(3.) Effective June 1, 2009.

                 Wells Fargo Advantage Municipal Income Funds 75


Other Information (Unaudited)

BOARD CONSIDERATION OF AND CONTINUATION OF INVESTMENT ADVISORY AND SUB-ADVISORY
AGREEMENTS:

CALIFORNIA LIMITED-TERM TAX-FREE FUND, CALIFORNIA TAX-FREE FUND, COLORADO TAX-FREE FUND AND MINNESOTA TAX-FREE FUND

The Board of Trustees (the "Board") of Wells Fargo Funds Trust (the "Trust"), all of the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not "interested persons" of the Trust, as defined in the Investment Company Act of 1940 (the "1940 Act") (the "Independent Trustees"), are required to annually review and consider the continuation of the investment advisory and sub-advisory agreements. During the most recent six months covered by this report, the Board reviewed and re-approved: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC ("Funds Management") for the California Limited-Term Tax-Free Fund, California Tax-Free Fund, Colorado Tax-Free Fund and Minnesota Tax-Free Fund (the "Funds"); and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated ("Wells Capital Management") for the Funds. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with Wells Capital Management are collectively referred to as the "Advisory Agreements."

More specifically, at a meeting held on March 27, 2009, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and Wells Capital Management and the continuation of the Advisory Agreements. Prior to the March 27, 2009, meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board also met regularly throughout the year and received information that was useful to them in considering the continuation of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

NATURE, EXTENT AND QUALITY OF SERVICES

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by Funds Management and Wells Capital Management under the Advisory Agreements. The Board also received and considered information provided in response to a detailed set of requests submitted by the Independent Trustees' independent legal counsel. The Board received and considered, among other things, information about the background and experience of senior management of Funds Management and the qualifications, backgrounds, tenures and responsibilities of the portfolio managers primarily responsible for day-to-day portfolio management of the Funds.

The Board evaluated the ability of Funds Management and Wells Capital Management, based on their respective financial condition, resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and Wells Capital Management. In addition, the Board took into account the administrative services provided to the Funds by Funds Management and its affiliates.

In considering these matters, the Board considered not only the specific information presented in connection with the meeting, but also the knowledge gained over the course of interacting with Funds Management and Wells Capital Management about various topics, including Funds Management's oversight of service providers. Based on the above factors, together with those referenced below, the Board concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by Funds Management and Wells Capital Management.

FUND PERFORMANCE AND EXPENSES

The Board considered the performance results for each Fund over various time periods ended December 31, 2008. The Board also considered these results in comparison to the median performance of a universe of mutual funds that was determined by Lipper Inc. ("Lipper") to be similar to each Fund (the "Universe"), as well as to the Funds' benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the Universe.

The Board noted that the performance of each Fund was better than, equal to, or not appreciably below the median performance of its Universe for all time periods.

                76 Wells Fargo Advantage Municipal Income Funds


                                                   Other Information (Unaudited)

The Board received and considered information regarding each Fund's contractual advisory fees, and net operating expense ratios and their various components, including actual management fees, transfer agent, custodian and other non-management fees, Rule 12b-1 fees, service fees, fee waivers/caps and/or expense reimbursements. The Board also considered these fees in comparison to the median fees of a narrower group of mutual funds that was determined by Lipper to be similar to the Funds (the "Expense Group") and to other comparative data. The Board received a description of the methodology used by Lipper to select the mutual funds in the Expense Group. The Board noted that the net operating expense ratios for each Fund were lower than or in range of each Fund's Expense Group's median net operating expense ratios.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense results supported the re-approval of the Advisory Agreements for the Funds.

INVESTMENT ADVISORY AND SUB-ADVISORY FEE RATES

The Board reviewed and considered the contractual investment advisory fee rates payable by the Funds to Funds Management for investment advisory services (the "Advisory Agreement Rates"), both on a stand-alone basis and on a combined basis with the Funds' administration fee rates. The Board took into account the separate administrative and other services covered by the administration fee rates. The Board also reviewed and considered the contractual investment sub-advisory fee rates payable by Funds Management to Wells Capital Management for investment sub-advisory services (the "Sub-Advisory Agreement Rates"). In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the "Net Advisory Rates").

The Board received and considered information comparing the Advisory Agreement Rates and Net Advisory Rates with those of the other funds in each Fund's Expense Group. The Board noted that the Advisory Agreement Rates and the Net Advisory Rates for each Fund were lower than, equal to, or not appreciably higher than, the median rates of each Fund's respective Expense Group. In addition, the Board concluded that the combined investment advisory/administration fee rates for the Funds (before and after waivers/caps and/or expense reimbursements) were reasonable in relation to each Fund's respective Expense Group, and reasonable in relation to the services provided.

The Board also concluded that the Sub-Advisory Agreement Rates were reasonable in relation to the services provided.

PROFITABILITY

The Board received and considered a profitability analysis of Funds Management, as well as an analysis of the profitability to all Wells Fargo businesses of providing services to each Fund and the Fund complex as a whole. The Board also considered related information provided by Funds Management in a separate presentation on financial matters made at the February 2009 Board meeting. The Board concluded that, in light of the costs of providing investment management and other services to the Funds, the profits and other ancillary benefits that Funds Management and its affiliates received with regard to providing these services to each Fund and the Fund complex as a whole were not unreasonable.

The Board did not consider separate profitability information with respect to Wells Capital Management, as its profitability from its relationship with the Funds was not a material factor in determining whether to renew the investment sub-advisory agreement. The Board noted that the profitability of Wells Capital Management, which is affiliated with Funds Management, was included in the profitability analysis provided by Funds Management.

ECONOMIES OF SCALE

The Board received and considered general information regarding economies of scale with respect to the management of the Funds, including whether the Funds have appropriately benefited from any economies of scale and the potential for future realization of economies of scale. The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund. The Board concluded that any actual or potential economies of scale are, or will be, shared reasonably with Fund shareholders, most particularly through Advisory Agreement Rate breakpoints and waivers/caps and/or expense reimbursements applicable to the Funds.

                Wells Fargo Advantage Municipal Income Funds 77


Other Information (Unaudited)

INFORMATION ABOUT SERVICES TO OTHER CLIENTS

The Board also received and considered information about the nature and extent of services and fee rates offered by Funds Management to other similarly situated series of the Trust, and those offered by Wells Capital Management to other clients. The Board concluded that the Advisory Agreement Rates, the Sub-Advisory Agreement Rates and the Net Advisory Rates were within a reasonable range of the fee rates offered to others by Funds Management and Wells Capital Management, giving effect to differences in services covered by such fee rates.

OTHER BENEFITS TO FUNDS MANAGEMENT AND WELLS CAPITAL MANAGEMENT

The Board received and considered information regarding potential "fall-out" or ancillary benefits received by Funds Management and its affiliates (including Wells Capital Management) as a result of their relationship with the Funds. Such benefits could include, among others, benefits directly attributable to the relationship of Funds Management and Wells Capital Management with the Funds and benefits potentially derived from an increase in Funds Management's and Wells Capital Management's business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates, including Wells Capital Management).

The Board also considered the effectiveness of the policies of the Funds in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker and the controls applicable to brokerage allocation procedures. The Board also reviewed Funds Management's and Wells Capital Management's methods for allocating portfolio investment opportunities among the Funds and other clients.

OTHER FACTORS AND BROADER REVIEW

The Board also considered the markets for distribution of the Funds, including the principal channels through which the Funds' shares are offered and sold. The Board noted that the Funds are part of one of the few fund families that have both direct-to-fund and intermediary distribution channels.

As discussed above, the Board reviews detailed materials received from Funds Management and Wells Capital Management annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services that the Funds receive throughout the year. In this regard, the Board has reviewed reports of Funds Management at each of its quarterly meetings, which include, among other things, a portfolio review and fund performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for each Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

                78 Wells Fargo Advantage Municipal Income Funds


                                                           List of Abbreviations

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG   --  Association of Bay Area Governments
ADR    --  American Depositary Receipt
AMBAC  --  American Municipal Bond Assurance Corporation
AMT    --  Alternative Minimum Tax
ARM    --  Adjustable Rate Mortgages
BART   --  Bay Area Rapid Transit
CDA    --  Community Development Authority
CDO    --  Collateralized Debt Obligation
CDSC   --  Contingent Deferred Sales Charge
CGIC   --  Capital Guaranty Insurance Company
CGY    --  Capital Guaranty Corporation
CIFG   --  CDC (Caisse des Depots et Consignations) IXIS Financial Guarantee
COP    --  Certificate of Participation
CP     --  Commercial Paper
CTF    --  Common Trust Fund
DW&P   --  Department of Water & Power
DWR    --  Department of Water Resources
ECFA   --  Educational & Cultural Facilities Authority
EDFA   --  Economic Development Finance Authority
ETET   --  Eagle Tax-Exempt Trust
ETF    --  Exchange-Traded Fund
FFCB   --  Federal Farm Credit Bank
FGIC   --  Financial Guaranty Insurance Corporation
FHA    --  Federal Housing Authority
FHAG   --  Federal Housing Agency
FHLB   --  Federal Home Loan Bank
FHLMC  --  Federal Home Loan Mortgage Corporation
FNMA   --  Federal National Mortgage Association
FSA    --  Farm Service Agency
GDR    --  Global Depositary Receipt
GNMA   --  Government National Mortgage Association
GO     --  General Obligation
HCFR   --  Healthcare Facilities Revenue
HEFA   --  Health & Educational Facilities Authority
HEFAR  --  Higher Education Facilities Authority Revenue
HFA    --  Housing Finance Authority
HFFA   --  Health Facilities Financing Authority
HUD    --  Housing & Urban Development
IDA    --  Industrial Development Authority
IDAG   --  Industrial Development Agency
IDR    --  Industrial Development Revenue
LIBOR  --  London Interbank Offered Rate
LLC    --  Limited Liability Company
LOC    --  Letter of Credit
LP     --  Limited Partnership
MBIA   --  Municipal Bond Insurance Association
MFHR   --  Multi-Family Housing Revenue
MMD    --  Municipal Market Data
MTN    --  Medium Term Note
MUD    --  Municipal Utility District
PCFA   --  Pollution Control Finance Authority
PCR    --  Pollution Control Revenue
PFA    --  Public Finance Authority
PFFA   --  Public Facilities Financing Authority
plc    --  Public Limited Company
PSFG   --  Public School Fund Guaranty
R&D    --  Research & Development
RDA    --  Redevelopment Authority
RDFA   --  Redevelopment Finance Authority
REITS  --  Real Estate Investment Trusts
SFHR   --  Single Family Housing Revenue
SFMR   --  Single Family Mortgage Revenue
SLMA   --  Student Loan Marketing Association
SPDR   --  Standard & Poor's Depositary Receipts
STIT   --  Short-Term Investment Trust
TBA    --  To Be Announced
TRAN   --  Tax Revenue Anticipation Notes
USD    --  Unified School District
XLCA   --  XL Capital Assurance

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WELLS ADVANTAGE
FARGO FUNDS

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Funds' Web site, or call:

WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266
E-mail: wfaf@wellsfargo.com

Web site: www.wellsfargo.com/advantagefunds
Individual Investors: 1-800-222-8222 Retail
Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF WELLS FARGO ADVANTAGE FUNDS. IF THIS REPORT IS USED FOR PROMOTIONAL PURPOSES, DISTRIBUTION OF THE REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS. FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION, INCLUDING CHARGES AND EXPENSES, CALL 1-800-222-8222 OR VISIT THE FUNDS' WEB SITE AT www.wellsfargo.com/advantagefunds. PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THIS AND OTHER INFORMATION ABOUT WELLS FARGO ADVANTAGE FUNDS CAN BE FOUND IN THE CURRENT PROSPECTUS. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

"Dow Jones" and "Dow Jones Target Date Indexes" are service marks of Dow Jones & Company, Inc., and have been licensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Dow Jones Target Date Indexes are based in part on the Barclays Capital Bond Indexes, which are published by Barclays Capital Inc. The Wells Fargo Advantage Dow Jones Target Date Funds, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold or promoted by Dow Jones or Barclays Capital, and neither Dow Jones nor Barclays Capital makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy and/or completeness of the Dow Jones Target Date Indexes or the Barclays Capital Bond Indexes. IN NO EVENT SHALL DOW JONES, BARCLAYS CAPITAL OR ANY OF THEIR LICENSORS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for WELLS FARGO ADVANTAGE FUNDS. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by WELLS FARGO FUNDS DISTRIBUTOR, LLC, Member FINRAI/SIPC, an affiliate of Wells Fargo & Company.

                                                              (GRAPHIC)
NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE  Printed on Recycled paper

(c) 2009 Wells Fargo Funds Management, LLC. All rights reserved.

                 www.wellsfargo.com/advantagefunds

                                                                    117063 08-09
                                                              AMIFLD/AR105 06-09

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                                   (GRAPHIC)

Annual Report

June 30, 2009

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS

-    WELLS FARGO ADVANTAGE INTERMEDIATE TAX/AMT-FREE FUND
     (formerly named the WELLS FARGO ADVANTAGE INTERMEDIATE TAX-FREE FUND)

-    WELLS FARGO ADVANTAGE MUNICIPAL BOND FUND

-    WELLS FARGO ADVANTAGE SHORT-TERM MUNICIPAL BOND FUND

-    WELLS FARGO ADVANTAGE ULTRA SHORT-TERM MUNICIPAL INCOME FUND

-    WELLS FARGO ADVANTAGE WISCONSIN TAX-FREE FUND

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Contents

LETTER TO SHAREHOLDERS ...................................................     2
PERFORMANCE HIGHLIGHTS
Intermediate Tax/AMT-Free Fund ...........................................     6
Municipal Bond Fund ......................................................    12
Short-Term Municipal Bond Fund ...........................................    18
Ultra Short-Term Municipal Income Fund ...................................    24
Wisconsin Tax-Free Fund ..................................................    30
FUND EXPENSES ............................................................    35
PORTFOLIO OF INVESTMENTS
Intermediate Tax/AMT-Free Fund ...........................................    38
Municipal Bond Fund ......................................................    50
Short-Term Municipal Bond Fund ...........................................    62
Ultra Short-Term Municipal Income Fund                                        76
Wisconsin Tax-Free Fund ..................................................    92
FINANCIAL STATEMENTS
Statements of Assets and Liabilities .....................................    98
Statements of Operations .................................................   100
Statements of Changes in Net Assets ......................................   102
Financial Highlights .....................................................   108
NOTES TO FINANCIAL STATEMENTS ............................................   114
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ..................   126
OTHER INFORMATION ........................................................   127
LIST OF ABBREVIATIONS ....................................................   133

The views expressed are as of June 30, 2009, and are those of the Fund managers. Any reference to a specific security in this report is not a recommendation to purchase or sell any specific security or adopt any investment strategy. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS.

             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY

1971   INTRODUCED ONE OF THE FIRST INSTITUTIONAL INDEX FUNDS.

1978   ONE OF THE FIRST FIRMS TO APPLY ASSET ALLOCATION THEORY TO INVESTMENT
       PORTFOLIO MANAGEMENT.

1985   ONE OF THE FIRST FIRMS TO CREATE A THREE-WAY ASSET ALLOCATION FUND THAT
       "TILTS" INVESTMENTS TOWARD PORTIONS OF THE MARKET THAT OUR PROPRIETARY
       MODELS INDICATE WILL PERFORM BETTER.

1994   INTRODUCED TARGET DATE FUNDS THAT AUTOMATICALLY REALLOCATE THE ASSET MIX
       OVER SPECIFIC TIME HORIZONS.

1997   WELLS FARGO LAUNCHED THE WEALTHBUILDER PORTFOLIOS, A UNIQUE "FUND OF
       FUNDS" THAT USES FLEXIBLE ASSET ALLOCATION STRATEGIES TO SHIFT ASSETS.

1999   REORGANIZED THE NORWEST ADVANTAGE FUNDS(R) AND STAGECOACH FUNDS(R) INTO
       THE WELLS FARGO FUNDS(R).

2003   EXPANDED FIXED-INCOME, SMALL CAP, AND EMERGING MARKETS LINEUP FROM
       MONTGOMERY ASSET MANAGEMENT, LLC.

2004   ADDED ADDITIONAL LARGE CAP AND MID CAP FUNDS TO THE LINEUP BY ADOPTING
       THE COOKE & BIELER VALUE FUNDS.

2005   WELLS FARGO FUNDS MERGED WITH STRONG FUNDS TO BECOME WELLS FARGO
       ADVANTAGE FUNDS, FORMING A FUND FAMILY OF OVER 110 FUNDS AND PLACING IT
       AMONG THE TOP 20 MUTUAL FUND FAMILIES IN THE UNITED STATES.

2006   ENHANCED AND RENAMED THE WELLS FARGO ADVANTAGE OUTLOOK FUNDS(SM) TO THE
       WELLS FARGO ADVANTAGE DOW JONES TARGET DATE FUNDS(SM), WHICH SEEK TO
       REPLICATE RETURNS OF THE APPROPRIATE DOW JONES TARGET DATE INDEXES, THE
       FIRST LIFE CYCLE INDEXES IN THE INVESTMENT INDUSTRY.

WELLS FARGO ADVANTAGE FUNDS(R)

WELLS FARGO ADVANTAGE FUNDS skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of our investors is backed by our unique combination of qualifications.

STRENGTH

Our organization is built on the standards of integrity and service established by our parent company--Wells Fargo & Company--more than 150 years ago. Our diverse family of mutual funds covers a broad spectrum of investment styles and asset classes. And, because we're part of a widely diversified financial enterprise, we offer the scale and resources to help investors succeed, providing access to complementary solutions such as separately managed accounts, college investing plans, and retirement plans.

EXPERTISE

Our approach to investing is guided by the belief that agile, independent investment teams--each with its own distinct strengths and disciplines--provide a superior level of insight and expertise. Each team is free to concentrate on managing money through well-defined philosophies and processes that have proven to be consistent and repeatable over time.

PARTNERSHIP

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

FOR 529 PLANS, AN INVESTOR'S OR A DESIGNATED BENEFICIARY'S HOME STATE MAY OFFER STATE TAX OR OTHER BENEFITS THAT ARE ONLY AVAILABLE FOR INVESTMENTS IN THAT STATE'S QUALIFIED TUITION PROGRAM. PLEASE CONSIDER THIS BEFORE INVESTING.

CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES BEFORE INVESTING. FOR A CURRENT PROSPECTUS FOR WELLS FARGO ADVANTAGE FUNDS OR A CURRENT PROGRAM DESCRIPTION FOR CERTAIN 529 COLLEGE SAVINGS PLANS, CONTAINING THIS AND OTHER INFORMATION, VISIT www.wellsfargo.com/advantagefunds. READ IT CAREFULLY BEFORE INVESTING.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for WELLS FARGO ADVANTAGE FUNDS, the Wells Fargo Advisor(SM) program, Wells Fargo Managed Account Services, and certain 529 college savings plans. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds and shares in the 529 plans are distributed by WELLS FARGO FUNDS DISTRIBUTOR, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

NOT PART OF THE ANNUAL REPORT.

WELLS FARGO ADVANTAGE FUNDS OFFERS MORE THAN 110 MUTUAL FUNDS ACROSS A WIDE RANGE OF ASSET CLASSES, REPRESENTING OVER $160 BILLION IN ASSETS UNDER MANAGEMENT, AS OF JUNE 30, 2009.

EQUITY FUNDS

Asia Pacific Fund
C&B Large Cap Value Fund
C&B Mid Cap Value Fund
Capital Growth Fund
Common Stock Fund
Discovery Fund+
Diversified Equity Fund
Diversified Small Cap Fund
Emerging Growth Fund
Emerging Markets Equity Fund
Endeavor Select Fund+
Enterprise Fund+
Equity Income Fund
Equity Value Fund
Growth Fund
Growth Equity Fund
Index Fund International Core Fund
International Equity Fund
International Value Fund
Large Cap Appreciation Fund
Large Cap Growth Fund
Large Company Core Fund
Large Company Growth Fund
Large Company Value Fund
Mid Cap Disciplined Fund
Mid Cap Growth Fund
Opportunity Fund+
Small Cap Disciplined Fund
Small Cap Growth Fund
Small Cap Opportunities Fund
Small Cap Value Fund
Small Company Growth Fund
Small Company Value Fund
Small/Mid Cap Value Fund
Social Sustainability Fund+
Specialized Financial Services Fund
Specialized Technology Fund
Strategic Small Cap Value Fund
U.S. Value Fund

BOND FUNDS

California Limited-Term Tax-Free Fund
California Tax-Free Fund
Colorado Tax-Free Fund
Diversified Bond Fund
Government Securities Fund(1)
High Income Fund
Income Plus Fund
Inflation-Protected Bond Fund
Intermediate Tax/AMT-Free Fund
Minnesota Tax-Free Fund
Municipal Bond Fund
Short Duration Government Bond Fund(1)
Short-Term Bond Fund
Short-Term High Yield Bond Fund
Short-Term Municipal Bond Fund
Stable Income Fund
Strategic Income Fund
Total Return Bond Fund
Ultra Short-Term Income Fund
Ultra Short-Term Municipal Income Fund
Wisconsin Tax-Free Fund

ASSET ALLOCATION FUNDS

Aggressive Allocation Fund
Asset Allocation Fund
Conservative Allocation Fund
Growth Balanced Fund
Moderate Balanced Fund
WealthBuilder Conservative Allocation Portfolio+
WealthBuilder Equity Portfolio+
WealthBuilder Growth Allocation Portfolio+
WealthBuilder Growth Balanced Portfolio+
WealthBuilder Moderate Balanced Portfolio+
WealthBuilder Tactical Equity Portfolio+
Target Today Fund(2)+
Target 2010 Fund(2)+
Target 2015 Fund(2)+
Target 2020 Fund(2)+
Target 2025 Fund(2)+
Target 2030 Fund(2)+
Target 2035 Fund(2)+
Target 2040 Fund(2)+
Target 2045 Fund(2)+
Target 2050 Fund(2)+

MONEY MARKET FUNDS

100% Treasury Money Market Fund(1)
California Tax-Free Money Market Fund
California Tax-Free Money Market Trust
Cash Investment Money Market Fund
Government Money Market Fund(1)
Heritage Money Market Fund+
Minnesota Money Market Fund
Money Market Fund
Money Market Trust
Municipal Money Market Fund
National Tax-Free Money Market Fund
National Tax-Free Money Market Trust
Overland Express Sweep Fund+
Prime Investment Money Market Fund
Treasury Plus Money Market Fund(1)

VARIABLE TRUST FUNDS(3)

VT Asset Allocation Fund
VT C&B Large Cap Value Fund
VT Discovery Fund+
VT Equity Income Fund
VT International Core Fund
VT Large Company Core Fund
VT Large Company Growth Fund
VT Money Market Fund
VT Opportunity Fund+
VT Small Cap Growth Fund
VT Small/Mid Cap Value Fund
VT Total Return Bond Fund

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE WELLS FARGO ADVANTAGE MONEY MARKET FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A MONEY MARKET FUND.

----------
(1.) The U.S. government guarantee applies to certain of the underlying securities and NOT to shares of the Fund.

(2.) The full name of this Fund series is the WELLS FARGO ADVANTAGE DOW JONES
     TARGET DATE FUNDS(SM).

(3.) The Variable Trust Funds are generally available only through insurance company variable contracts.

+ In this report, the WELLS FARGO ADVANTAGE DISCOVERY FUND(SM), WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND(SM), WELLS FARGO ADVANTAGE ENTERPRISE FUND(SM), WELLS FARGO ADVANTAGE OPPORTUNITY FUND(SM), WELLS FARGO ADVANTAGE SOCIAL SUSTAINABILITY FUND(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER EQUITY PORTFOLIO(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH BALANCED PORTFOLIO(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER MODERATE BALANCED PORTFOLIO(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER TACTICAL EQUITY PORTFOLIO(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET TODAY FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2010 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2015 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2020 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2025 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2030 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2035 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2040 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2045 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2050 FUND(SM), WELLS FARGO ADVANTAGE HERITAGE MONEY MARKET FUND(SM), WELLS FARGO ADVANTAGE OVERLAND EXPRESS SWEEP FUND(SM), WELLS FARGO ADVANTAGE VT DISCOVERY FUND(SM), AND WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND(SM) are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Heritage Money Market Fund, Overland Express Sweep Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

NOT PART OF THE ANNUAL REPORT.

                 2 Wells Fargo Advantage Municipal Income Funds


                                                          Letter to Shareholders

(PHOTO OF KARLA M. RABUSCH)
KARLA M. RABUSCH,
President
WELLS FARGO ADVANTAGE FUNDS

THE RECENT 12-MONTH PERIOD WAS ONE OF THE MOST EXTRAORDINARY PERIODS ON RECORD FOR JUST ABOUT EVERY ASSET CLASS. HOWEVER, ON THE WHOLE MOST INVESTMENT-GRADE, FIXED-INCOME SECTORS PRODUCED POSITIVE RETURNS.

Dear Valued Shareholder,

We're pleased to offer you this annual report for the Wells Fargo Advantage Municipal Income Funds that covers the 12-month period that ended June 30, 2009. The recent 12-month period was one of the most extraordinary periods on record for just about every asset class.

Credit markets started to build a recovery after the collapse of Bear Stearns in March 2008. In the spring of 2008, investor confidence appeared to be improving in response to the government's interventions aimed at preventing systemic risk to the financial system. However, by late summer, credit conditions began to come under pressure again, leading to a historic sequence of events in the fall of 2008. Systemic asset risk rippled through the financial system in September 2008, resulting in extraordinary risk aversion and necessitating extensive policy interventions by the U.S. government. The negative effects to the markets were felt for several months before fixed income markets and equity securities began to improve in the spring of 2009. The 12-month period ended with improving investor confidence in the credit system and in fixed income securities but with several analysts still cautious about the prospects of emerging from the current recessionary conditions.

HISTORIC MARKET EVENTS TOOK PLACE IN THE FALL OF 2008.

Several years of financial innovation came to a grinding halt in the fall of 2008 as major investment banks became casualties of their own creations. Much of the exorbitant securitization and repackaging of mortgage debt in recent years proved both excessive and heedless. Consequently, the sharp upsurge in housing prices of prior years met with an equally powerful correction of those values and culminated in the deterioration of asset values across a broad swath of the securities market. There were certainly many riskier assets that had been overvalued during the housing boom that were deservedly marked down, but any hopes that their effects could be contained from contaminating the broader markets were all but extinguished in the fall of 2008.

A global credit crisis ensued in mid-September which touched off several weeks of historic market volatility. Merrill Lynch was taken over by Bank of America in a peremptory deal to stave off insolvency. However, the government did not intervene on behalf of Lehman Brothers as it did with Bear Stearns, and consequently the firm had to declare bankruptcy. This resulted in a tremendous escalation of counterparty risk in the markets, meaning that investors became highly skeptical of financial institutions.

The sudden demise of two major U.S. investment banks over a single weekend drove volatility to historic levels during the subsequent trading week. Over the following weeks, a number of financial institutions were pressured by declines in their portfolio values as several securities were besieged by uncertainty and the abandonment of credit risk. These strains to the financial markets commanded a rapid deployment of unprecedented policy interventions by the U.S. government. In addition to the conventional tools, such as lowering the federal funds rate, the Fed increased its use of liquidity facilities to inject capital directly into the financial

                 Wells Fargo Advantage Municipal Income Funds 3


Letter to Shareholders

system. All of these actions were aimed at two major initiatives: stabilizing the housing market and rebuilding confidence in the credit system. Both of these conditions likely need to be met before economic recovery can begin.

CONFIDENCE IN FINANCIAL INSTITUTIONS GREATLY IMPROVED IN 2009.

In the early months of 2009, concerns over deflationary pressures were rampant. Investors were still wary of market risks, deepening economic declines, and whether government interventions would be effective in bolstering the financial system. The deflationary sentiments appeared to diminish after the March 18 meeting of the Federal Open Markets Committee (FOMC), in which the committee indicated quite demonstratively that the Fed intended to deploy every available resource to pump liquidity into the financial system until the United States is satisfactorily through this recessionary cycle. Consequently, inflation expectations began to increase and investors looked toward the beginnings of an expansionary cycle. Whether economic conditions would improve in the near term was not as important to the markets as the basic understanding that they would likely not get any worse. With this understanding, suddenly several securities that had been priced for the worst case scenarios became attractively undervalued in the assessment of many investors. Both equity markets and non-U.S. Treasury fixed-income markets rallied for the next couple of months.

An additional positive signal for the credit markets came from the government's stress test assessments for financial institutions. These were used to measure the capital requirements needed by individual financial institutions to withstand further credit market stress. Once these numbers were known, most financial institutions quickly raised capital which inspired confidence in the broader financial system. The stabilization of market capitalizations for several major financial companies was tremendously encouraging for the markets. In fact, several banks began to pay back money borrowed from the government through the TARP (Troubled Asset Recovery Program). These events signaled to the fixed income markets that the worst case scenarios for security defaults were no longer as likely to occur.

MUNICIPAL BOND MARKETS IMPROVED DURING THE LAST FOUR MONTHS.

Municipal bond markets were in sharp decline in the second half of 2008. The ratio of municipal bond yields to U.S. Treasuries hit all-time highs during the fourth quarter of 2008, as investors fled to the quality of U.S. issued debt and shunned just about every fixed income class not backed by the U.S. government. Municipal debt fell out of favor for a handful of reasons. One primary cause was the decline of monoline insurance companies which had historically insured municipal bonds. Several of these companies were downgraded below the investment-grade quality of the debt they were insuring, which essentially made their insurance worthless. Tandem to these effects were the strains put on state balance sheets due to the effects of the housing declines and diminishing tax-revenue bases of their communities. Consequently, the factors affecting the municipal bond market--combined with broad risk aversion--negatively impacted municipal bonds during the last six months of 2008.

                 4 Wells Fargo Advantage Municipal Income Funds


                                                          Letter to Shareholders

ONGOING GOVERNMENT SUPPORT OF THE CREDIT MARKETS SPURRED RALLIES IN THE RISKIER AREAS OF FIXED INCOME MARKETS. LOWER-QUALITY AND MID-QUALITY FIXED INCOME SECURITIES RALLIED OVER THE LAST FOUR MONTHS OF THE PERIOD.

However, investor confidence sharply improved across the broader fixed income markets in 2009. Ongoing government support of the credit markets spurred rallies in the riskier areas of fixed income markets. Lower-quality and mid-quality fixed income securities rallied over the last four months of the period. In general, the fixed income sectors that came under the most pressure during the credit crisis responded the strongest during the fixed income rallies in March, April, May, and June of 2009. Municipal bonds, which had been generally priced for the worst-case scenarios in late 2008, rebounded quite nicely in the first half of 2009. The Barclays Capital Municipal Bond Index(1) returned 6.43% over the six months ending June 30, 2009 resulting in positive performance of 3.77% for the 12-month period.

Municipal bond yield ratios to U.S. Treasuries returned to more normal levels by the end of the period as municipal bonds largely outperformed Treasuries. By the end of the period investor confidence in municipal debt had improved considerably, however lingering concerns over ongoing economic challenges tempered some of the building optimism. The period ended with a wide dispersion of yields across the credit quality tiers, meaning the difference between BBB-rated debt and AAA-rated debt was much higher than normal levels and wider than the levels from one year prior. These relationships demonstrate the increased level of risk aversion but also the increasing opportunity for varying levels of yield in the municipal bond market.

DON'T LET SHORT-TERM VOLATILITY DERAIL LONG-TERM INVESTMENT GOALS.

Although periods of volatility can present challenges, experience has taught us that maintaining a long-term investment strategy based on individual goals and risk tolerance can be an effective way to plan for the future.

As a whole, WELLS FARGO ADVANTAGE FUNDS represent investments across a broad range of asset classes and investment styles, giving you an opportunity to create a diversified investment portfolio. Although diversification may not prevent losses in a downturn, it may help to reduce them and provide you with one way of managing risk. Our diverse family of mutual funds may also help. We offer more than 110 Funds that cover a broad spectrum of investment styles and asset classes.

Thank you for choosing WELLS FARGO ADVANTAGE FUNDS. We appreciate your confidence in us. Through each market cycle, we are committed to helping you meet your financial needs. If you have any questions about your investment, please contact your investment professional or call us at 1-800-222-8222. You may also want to visit our Web site at www.wellsfargo.com/advantagefunds.

Sincerely,


/s/ Karla M. Rabusch

Karla M. Rabusch
President
WELLS FARGO ADVANTAGE FUNDS

----------
(1.) The Barclays Capital Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an Index.

                                          THIS PAGE IS INTENTIONALLY LEFT BLANK.

                 6 Wells Fargo Advantage Municipal Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE INTERMEDIATE TAX/AMT-FREE FUND

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE INTERMEDIATE TAX/AMT-FREE FUND (the Fund) seeks current income exempt from federal income tax.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Lyle J. Fitterer, CFA, CPA
Robert J. Miller

FUND INCEPTION

July 31, 2001

PERFORMANCE SUMMARY
12-MONTH TOTAL RETURN AS OF JUNE 30, 2009

INTERMEDIATE TAX/AMT-FREE FUND                             1 Year
------------------------------                             ------
Investor Class                                              1.18%
Barclays Capital Municipal Bond 1-15 Year Blend Index(1)    5.88%
Barclays Capital 7-Year Municipal Bond Index(2)             6.94%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE www.wellsfargo.com/advantagefunds.

INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. NET AND GROSS EXPENSE RATIOS FOR INVESTOR CLASS SHARES ARE 0.75% AND 0.99%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH OCTOBER 31, 2009, TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THE NET OPERATING EXPENSE RATIO SHOWN.

GROWTH OF $10,000 INVESTMENT(3)
(AS OF JUNE 30, 2009)

                              (PERFORMANCE GRAPH)

        WELLS FARGO ADVANTAGE       WELLS FARGO ADVANTAGE
        INTERMEDIATE TAX-FREE   INTERMEDIATE TAX-FREE FUND -   BARCLAYS CAPITAL MUNICIPAL   BARCLAYS CAPITAL 7-YEAR
            FUND - CLASS A             INVESTOR CLASS          BOND 1-15 YEAR BLEND INDEX    MUNICIPAL BOND INDEX
        ---------------------   ----------------------------   --------------------------   -----------------------
07/01            9700                       10000                         10000                      10000
08/01            9908                       10217                         10149                      10151
09/01            9918                       10231                         10147                      10148
10/01           10040                       10360                         10250                      10250
11/01            9998                       10318                         10162                      10136
12/01            9942                       10264                         10091                      10053
01/02           10107                       10437                         10257                      10243
02/02           10224                       10561                         10379                      10378
03/02           10141                       10478                         10187                      10150
04/02           10281                       10625                         10395                      10400
05/02           10409                       10760                         10454                      10460
06/02           10522                       10880                         10569                      10584
07/02           10634                       10999                         10693                      10714
08/02           10741                       11113                         10808                      10848
09/02           10906                       11286                         11007                      11062
10/02           10718                       11095                         10853                      10893
11/02           10711                       11091                         10809                      10848
12/02           10890                       11279                         11022                      11094
01/03           10884                       11276                         11003                      11064
02/03           11026                       11426                         11150                      11227
03/03           11036                       11440                         11155                      11222
04/03           11100                       11509                         11223                      11297
05/03           11373                       11796                         11459                      11574
06/03           11382                       11808                         11411                      11520
07/03           11087                       11505                         11074                      11128
08/03           11161                       11585                         11154                      11229
09/03           11433                       11871                         11462                      11583
10/03           11413                       11854                         11391                      11519
11/03           11518                       11966                         11475                      11604
12/03           11603                       12056                         11556                      11698
01/04           11699                       12159                         11608                      11763
02/04           11857                       12325                         11776                      11953
03/04           11814                       12284                         11720                      11851
04/04           11621                       12086                         11475                      11560
05/04           11599                       12065                         11450                      11537
06/04           11633                       12102                         11488                      11577
07/04           11754                       12230                         11621                      11702
08/04           11964                       12451                         11831                      11938
09/04           12008                       12499                         11876                      11968
10/04           12120                       12617                         11956                      12053
11/04           12032                       12528                         11852                      11940
12/04           12148                       12650                         11968                      12067
01/05           12212                       12720                         12030                      12115
02/05           12175                       12684                         11975                      12045
03/05           12128                       12636                         11890                      11945
04/05           12274                       12789                         12061                      12156
05/05           12341                       12859                         12122                      12209
06/05           12418                       12939                         12187                      12262
07/05           12358                       12877                         12116                      12165
08/05           12471                       12995                         12223                      12283
09/05           12423                       12945                         12158                      12209
10/05           12355                       12874                         12094                      12130
11/05           12401                       12922                         12147                      12195
12/05           12504                       13029                         12230                      12272
01/06           12542                       13069                         12266                      12300
02/06           12601                       13130                         12315                      12342
03/06           12535                       13061                         12237                      12257
04/06           12550                       13077                         12237                      12272
05/06           12614                       13143                         12296                      12334
06/06           12570                       13097                         12252                      12276
07/06           12717                       13251                         12382                      12424
08/06           12878                       13419                         12545                      12590
09/06           12965                       13510                         12625                      12672
10/06           13041                       13589                         12687                      12734
11/06           13116                       13667                         12768                      12814
12/06           13083                       13632                         12731                      12760
01/07           13061                       13610                         12700                      12713
02/07           13207                       13762                         12844                      12865
03/07           13187                       13741                         12838                      12876
04/07           13239                       13795                         12871                      12900
05/07           13182                       13736                         12825                      12840
06/07           13124                       13675                         12786                      12794
07/07           13228                       13784                         12889                      12912
08/07           13257                       13803                         12925                      12999
09/07           13425                       13978                         13071                      13156
10/07           13482                       14037                         13125                      13196
11/07           13540                       14110                         13245                      13352
12/07           13550                       14107                         13299                      13406
01/08           13715                       14278                         13549                      13739
02/08           13240                       13796                         13110                      13284
03/08           13518                       14072                         13413                      13595
04/08           13604                       14160                         13466                      13614
05/08           13716                       14277                         13529                      13661
06/08           13607                       14177                         13411                      13510
07/08           13681                       14252                         13526                      13665
08/08           13844                       14409                         13686                      13872
09/08           13345                       13888                         13261                      13497
10/08           12978                       13506                         13240                      13449
11/08           13002                       13543                         13404                      13741
12/08           12776                       13293                         13628                      14021
01/09           13368                       13924                         14086                      14567
02/09           13359                       13900                         14031                      14343
03/09           13354                       13894                         14049                      14347
04/09           13614                       14178                         14233                      14546
05/09           13849                       14408                         14303                      14576
06/09           13788                       14344                         14198                      14448

----------
(1.) The Barclays Capital Municipal Bond 1-15 Year Blend Index is the 1-15 year
     Blend component of the Barclays Capital Municipal Bond, Index, which is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. The Fund has changed the broad-based securities market index to which it compares its performance. The Fund now compares its performance to the Barclays Capital Municipal Bond 1-15 Year Blend Index. The Fund previously compared its performance to the Barclays Capital 7-Year Municipal Bond Index. In comparison to the previous index, the range of maturities within the Barclays Capital Municipal Bond 1-15 Year Blend Index is between 1-17 years and in that respect more closely resembles the range of maturities of the Fund's portfolio. You cannot invest directly in an Index.

                 Wells Fargo Advantage Municipal Income Funds 7


Performance Highlights (Unaudited)

                WELLS FARGO ADVANTAGE INTERMEDIATE TAX/AMT-FREE FUND (CONTINUED)

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

- Underperformance was due primarily to market events in the fourth quarter of 2008. Strong performance in the second half of the 12-month period was insufficient to offset the negative returns of the fourth quarter.

_ The Fund's overweight in credit was a drag on the Fund's performance in the first half of the period as technicals drove the municipal market, causing credit spreads to widen to levels never seen before. We saw this as a buying opportunity and added to the Fund's credit exposure while maintaining an A+ average credit quality(4). In the second half we benefitted from this, and as the credit market stabilized we sold into strength, bringing the Fund's average credit quality up to the AA-level(4).

_ Duration positioning was a positive, but it too was overwhelmed by other factors.

TECHNICALS BASED ON FEAR DROVE THE MARKET DURING THE FIRST HALF OF THE PERIOD.

Technicals overwhelmed fundamentals in the fourth quarter of 2008, driving credit spreads to levels never seen before. This aversion to risk was driven by economic events that brought the world financial markets to their knees. Within a very short period of time in the fourth quarter of 2008, major financial institutions such as Merrill Lynch and Wachovia were acquired by rivals to prevent their collapse. Lehman Brothers went bankrupt, and AIG and Washington Mutual imploded. Markets worldwide were affected and, even though there was no fundamental change in municipal credit quality, municipal spreads widened significantly.

CREDIT QUALITY(4)
(AS OF JUNE 30, 2009)

                                  (PIE CHART)

AAA       (19%)
AA        (29%)
A         (27%)
BBB       (12%)
BB/Ba      (2%)
Cash       (1%)
Unrated   (10%)

Municipal bond underperformance was exacerbated by massive deleveraging and forced selling due to margin calls and shareholder redemptions as investors dumped bonds into an illiquid market. By the end of the fourth quarter of 2008, the municipal yield curve had steepened by 161 basis points (100 basis points equals 1.00%) as short-term rates rallied and the long end of the municipal market sold off. During this same period, municipal bonds rated BBB returned -19.8%, while bonds rated AAA returned 1.73%.

----------
(2.) Barclays Capital 7-Year Municipal Bond Index is the 7-year component of the
     Barclays Capital Municipal Bond Index, which is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an Index.

(3.) The chart compares the performance of the WELLS FARGO ADVANTAGE
     INTERMEDIATE TAX/AMT-FREE FUND Class A and Investor Class shares for the life of the fund with the Barclays Capital Municipal Bond 1-15 Year Blend Index and the Barclays Capital 7-Year Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A and Investor Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 3.00%.

(4.) The ratings indicated are from Standard & Poor's and/or Moody's Investors
     Service. Credit quality and effective maturity are calculated based on the total investments of the Fund, excluding cash and cash equivalents. It is subject to change and may have changed since the date specified.

                 8 Wells Fargo Advantage Municipal Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE INTERMEDIATE TAX/AMT-FREE FUND (CONTINUED)

This flight to quality was evident in the underperformance of municipals relative to U.S. Treasuries as the ratio between the two curves widened to record levels.

The irrational fear that had led to indiscriminate selling began to subside in late December 2008 as buyers emerged and liquidity improved. The realization that, at least at this point, there had not been a fundamental change in municipal credit quality, combined with talk of a massive stimulus package that would benefit state and local governments, brought buyers back into the market. Credit spreads tightened over the second half of the period as the focus went back to fundamentals. Bonds rated BBB returned 15.1% over this period, while bonds rated AAA returned 4.67%.

THE FUND'S CREDIT OVERWEIGHT WAS A DRAG ON PERFORMANCE AND OVERWHELMED ITS POSITIVE DURATION AND CURVE POSITIONING.

The Fund had shorter duration positioning during the first half of the period, which was a positive factor when market yields increased. Yield curve positioning was also a positive contributor because we were underweight the long end of the curve, which dramatically underperformed. Our decision in the first half of 2008 to increase credit exposure was premature as credit underperformance overwhelmed our solid duration and yield curve positioning. In addition, we sought to benefit from the historic cheapness of municipal bonds relative to Treasuries by tactically trading between these two types of bonds. This added to underperformance for the first half of the period because Treasuries outperformed municipal bonds.

EFFECTIVE MATURITY DISTRIBUTION(4)
(AS OF JUNE 30, 2009)

                                  (PIE CHART)

0-1 Year       (4%)
1-5 Years     (21%)
6-10 Years    (42%)
11-20 Years   (28%)
20+ Years      (5%)

We had strong performance in the second half of the period as credit rebounded. The Fund's overweight in essential service revenue bonds compared with general obligation (GO) bonds was positive for the Fund because revenue bonds outperformed. Specifically, the Fund's overweight to the hospital and education sectors were a big positive, as was the Fund's exposure to gas-prepayment bonds and floating rate notes, which had sizable returns in the second half of the period after having struggled during the first half. Unfortunately, despite strong performance in the second half, the Fund was not able to overcome the underperformance in the fourth quarter of 2008.

VALUATIONS STILL LOOK VERY COMPELLING TO US, BUT WE BELIEVE THAT RESEARCH AND DIVERSIFICATION ARE THE KEYS TO LONG-TERM SUCCESS.

Shortly after the end of the period, the state of California issued IOUs instead of making cash payments to several vendors. The legislature had not yet reached a budget agreement, and the projected state budget deficits for 2010 and beyond seemed to be growing on a daily basis. One of the rating agencies also downgraded California's state GO bonds to a BBB rating. This has caused investors to once again direct their attention to the declining fundamentals across the

                 Wells Fargo Advantage Municipal Income Funds 9


Performance Highlights (Unaudited)

                WELLS FARGO ADVANTAGE INTERMEDIATE TAX/AMT-FREE FUND (CONTINUED)

entire municipal marketplace. Unfortunately, many states used the federal stimulus dollars that they had received as a stop-gap measure to balance current budgets, but they failed to address structural deficits on a go-forward basis. Therefore, barring another round of federal stimulus dollars or a quick economic recovery, we believe that a large number of municipal credits will face credit downgrades.

While we agree that additional municipal credit downgrades will likely occur, we believe that default rates will likely increase and volatility will likely remain high. We also think that valuations for many good credits presently remain at attractive levels. However, we believe that it will be especially important for investors to know and understand each credit that they buy and that it will also be important to build a diversified portfolio because of the ongoing risks in specific securities. To that end, we have recently added two additional analysts to our team, bringing the total to eight. We are also directing our attention to revenue bonds that have what we believe to be more predictable revenue streams compared with GO credits. While ultimate loss rates on GO credits have historically been low, their revenue streams are under extreme pressure. The primary sources of revenue for most GO credits are property, sales, and personal income taxes. Barring a broad economic recovery, we believe it is likely that further revenue declines are in store. Many GO credits also have large, unfunded pension and other post-employment benefits that add to current pressures.

Our active management style and relative value approach have historically allowed us to take advantage of opportunities presented during times of uncertainty. In light of present market conditions, our intention is to build broadly diversified portfolios and to be very selective regarding what sectors and types of credits we are buying. While near term volatility will likely remain high in our estimation, we think favorable opportunities now exist for investors who can take advantage of the benefits of buying tax-exempt bonds. At this time, we believe that the municipal asset class looks very attractive compared to other higher-risk, fixed-income sectors.

Given our outlook, we have positioned the Fund in a defensive manner by choosing investments that we believe will outperform in this environment. We have decided to generally avoid credits such as state and local GO bonds in the current market environment because we believe that their ratings will come under increased pressure. In contrast, we have overweighted essential service revenue bonds such as water and sewer bonds, certain transportation issues, and electric revenue bonds because we believe that these entities tend to perform well in difficult economic environments. We have increased the average credit quality of the portfolio to the AA- level(4) and anticipate continuing to evaluate opportunities to further increase average credit quality in light of market conditions. We expect to manage the Fund's interest rate exposure at a reduced level by maintaining duration short to the benchmark for the foreseeable future. In addition, we currently remain focused on the short-to-intermediate part of the curve, essentially avoiding bonds outside of 15 years because we expect the long end of the curve to come under additional pressure.

                10 Wells Fargo Advantage Municipal Income Funds


                                              Performance Highlights (Unaudited)

                WELLS FARGO ADVANTAGE INTERMEDIATE TAX/AMT-FREE FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(5) (%) (AS OF JUNE 30, 2009)

                                           Including Sales Charge               Excluding Sales Charge       Expense Ratio
INTERMEDIATE                     ------------------------------------ ------------------------------------ ---------------
TAX/AMT-FREE FUND                 6 Months* 1 Year 5 Year Life of Fund 6 Months* 1 Year 5 Year Life of Fund Gross(6) Net(7)
-----------------                 --------- ------ ------ ------------ --------- ------ ------ ------------ -------- ------
Class A (WFTAX)                      4.68   (1.71)  2.83      4.14        7.92    1.33   3.46      4.54       0.94%   0.70%
Class C (WFTFX)                      6.52   (0.44)  2.70      3.77        7.52    0.56   2.70      3.77       1.69%   1.45%
Administrator Class (WFITX)                                               7.98    1.43   3.48      4.60       0.86%   0.60%
Institutional Class (WITIX)                                               8.07    1.62   3.56      4.72       0.59%   0.42%
Investor Class (SIMBX)                                                    7.90    1.18   3.46      4.66       0.99%   0.75%
Barclays Capital Municipal Bond
   1-15 Year Blend Index(1)                                               4.19    5.87   4.33      4.53
Barclays Capital 7-Year Municipal
   Bond Index(2)                                                          3.05    6.94   4.53      4.76

*    Returns for periods of less than one year are not annualized.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 3.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR, INSTITUTIONAL AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Active trading results in increased turnover and trading expenses, and may generate higher short-term capital gains. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to high-yield securities risk. Consult the Fund's prospectus for additional information on these and other risks. A portion of the Fund's income may be subject to federal, state, and/or local income taxes or the alternative minimum tax (AMT). Any capital gains distributions may be taxable.

----------
(5.) Performance shown prior to the inception of Class A and Class C on July 31, 2007, reflects the performance of the Investor Class shares, adjusted to reflect Class A sales charges and Class C sales charges and expenses (except during those periods in which expenses of Class A or Class C would have been lower than those of the Investor Class no such adjustment is reflected). The Investor Class shares incepted on July 31, 2001. Performance shown prior to the inception of Administrator Class and Institutional Class shares on March 31, 2008, reflects the performance of the Investor Class shares, and includes expenses that are not applicable to and are higher than those of the Administrator Class and Institutional Class shares. Returns for the Index shown in the Life of Fund column are as of the Fund inception date.

(6.) Reflects the gross expense ratio as stated in the November 1, 2008, prospectus.

(7.) The investment adviser has contractually committed through October 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown. Without these reductions, the Fund's returns would have been lower.

                                          THIS PAGE IS INTENTIONALLY LEFT BLANK.

                12 Wells Fargo Advantage Municipal Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE MUNICIPAL BOND FUND

INVESTMENT OBJECTIVE

THE WELLS FARGO ADVANTAGE MUNICIPAL BOND FUND (the Fund) seeks current income exempt from federal income tax.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Lyle J. Fitterer, CFA, CPA
Robert J. Miller

FUND INCEPTION

October 23, 1986

PERFORMANCE SUMMARY
12-MONTH TOTAL RETURN AS OF JUNE 30, 2009

MUNICIPAL BOND FUND                       1 Year
-------------------                       ------
Investor Class                            (0.09)%
Barclays Capital Municipal Bond Index(1)   3.77%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE www.wellsfargo.com/advantagefunds.

INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. NET AND GROSS EXPENSE RATIOS FOR INVESTOR CLASS SHARES ARE 0.80% AND 0.94%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH OCTOBER 31, 2009, TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THE NET OPERATING EXPENSE RATIO SHOWN.

GROWTH OF $10,000 INVESTMENT(2)
(AS OF JUNE 30, 2009)

                              (PERFORMANCE GRAPH)

                                              WELLS FARGO
                        WELLS FARGO            ADVANTAGE
                         ADVANTAGE          MUNICIPAL BOND        BARCLAYS
                       MUNICIPAL BOND       FUND - INVESTOR   CAPITAL MUNICIPAL
                       FUND - CLASS A            CLASS           BOND INDEX
                       --------------       ---------------   -----------------
   6/30/1999                9,550               10,000             10,000
   7/31/1999                9,563               10,015             10,036
   8/31/1999                9,404                9,849              9,956
   9/30/1999                9,364                9,807              9,960
  10/31/1999                9,134                9,567              9,852
  11/30/1999                9,204                9,642              9,957
  12/31/1999                9,026                9,455              9,883
   1/31/2000                8,800                9,219              9,840
   2/29/2000                8,911                9,336              9,954
   3/31/2000                9,139                9,576             10,172
   4/30/2000                9,094                9,530             10,111
   5/31/2000                9,013                9,445             10,059
   6/30/2000                9,182                9,623             10,325
   7/31/2000                9,222                9,666             10,469
   8/31/2000                9,315                9,764             10,630
   9/30/2000                9,281                9,729             10,575
  10/31/2000                9,182                9,626             10,690
  11/30/2000                9,168                9,612             10,771
  12/31/2000                9,317                9,769             11,038
   1/31/2001                9,464                9,923             11,147
   2/28/2001                9,467                9,928             11,182
   3/31/2001                9,541               10,005             11,282
   4/30/2001                9,479                9,942             11,160
   5/31/2001                9,562               10,029             11,280
   6/30/2001                9,643               10,114             11,356
   7/31/2001                9,754               10,231             11,524
   8/31/2001                9,880               10,363             11,714
   9/30/2001                9,844               10,325             11,675
  10/31/2001                9,969               10,456             11,814
  11/30/2001                9,872               10,355             11,714
  12/31/2001                9,751               10,228             11,603
   1/31/2002                9,889               10,373             11,805
   2/28/2002                9,992               10,481             11,947
   3/31/2002                9,835               10,317             11,713
   4/30/2002                9,962               10,450             11,942
   5/31/2002               10,023               10,514             12,014
   6/30/2002               10,124               10,620             12,141
   7/31/2002               10,286               10,790             12,297
   8/31/2002               10,345               10,851             12,445
   9/30/2002               10,445               10,957             12,718
  10/31/2002               10,211               10,711             12,507
  11/30/2002               10,202               10,701             12,455
  12/31/2002               10,381               10,889             12,718
   1/31/2003               10,328               10,833             12,685
   2/28/2003               10,469               10,981             12,863
   3/31/2003               10,445               10,956             12,871
   4/30/2003               10,555               11,071             12,956
   5/31/2003               10,800               11,329             13,259
   6/30/2003               10,801               11,330             13,203
   7/31/2003               10,541               11,057             12,741
   8/31/2003               10,607               11,126             12,836
   9/30/2003               10,877               11,409             13,213
  10/31/2003               10,877               11,409             13,146
  11/30/2003               11,013               11,552             13,283
  12/31/2003               11,078               11,621             13,393
   1/31/2004               11,141               11,688             13,470
   2/29/2004               11,352               11,910             13,673
   3/31/2004               11,322               11,879             13,625
   4/30/2004               11,120               11,666             13,303
   5/31/2004               11,137               11,684             13,254
   6/30/2004               11,194               11,744             13,303
   7/31/2004               11,392               11,953             13,478
   8/31/2004               11,602               12,173             13,748
   9/30/2004               11,990               12,580             13,821
  10/31/2004               12,127               12,723             13,940
  11/30/2004               12,053               12,647             13,825
  12/31/2004               12,215               12,817             13,993
   1/31/2005               12,346               12,955             14,124
   2/28/2005               12,334               12,943             14,077
   3/31/2005               12,299               12,907             13,988
   4/30/2005               12,446               13,064             14,209
   5/31/2005               12,532               13,155             14,310
   6/30/2005               12,643               13,272             14,399
   7/31/2005               12,648               13,264             14,334
   8/31/2005               12,798               13,436             14,479
   9/30/2005               12,722               13,357             14,382
  10/31/2005               12,648               13,279             14,294
  11/30/2005               12,704               13,325             14,363
  12/31/2005               12,818               13,460             14,486
   1/31/2006               12,864               13,494             14,526
   2/28/2006               12,945               13,594             14,623
   3/31/2006               12,881               13,527             14,522
   4/30/2006               12,898               13,531             14,518
   5/31/2006               12,971               13,623             14,583
   6/30/2006               12,920               13,570             14,528
   7/31/2006               13,090               13,749             14,700
   8/31/2006               13,287               13,957             14,918
   9/30/2006               13,386               14,061             15,022
  10/31/2006               13,474               14,154             15,117
  11/30/2006               13,575               14,246             15,243
  12/31/2006               13,550               14,235             15,189
   1/31/2007               13,541               14,227             15,150
   2/28/2007               13,712               14,406             15,350
   3/31/2007               13,689               14,383             15,312
   4/30/2007               13,750               14,447             15,357
   5/31/2007               13,683               14,363             15,289
   6/30/2007               13,615               14,307             15,210
   7/31/2007               13,691               14,373             15,328
   8/31/2007               13,596               14,288             15,262
   9/30/2007               13,802               14,506             15,488
  10/31/2007               13,852               14,558             15,557
  11/30/2007               13,887               14,580             15,656
  12/31/2007               13,852               14,544             15,700
   1/31/2008               13,923               14,634             15,898
   2/28/2008               13,297               13,962             15,170
   3/31/2008               13,646               14,329             15,603
   4/30/2008               13,802               14,509             15,786
   5/31/2008               13,946               14,659             15,881
   6/30/2008               13,803               14,509             15,702
   7/31/2008               13,828               14,534             15,762
   8/31/2008               13,973               14,685             15,946
   9/30/2008               13,347               14,027             15,198
  10/31/2008               12,737               13,369             15,043
  11/30/2008               12,641               13,284             15,091
  12/31/2008               12,226               12,847             15,311
   1/31/2009               12,838               13,490             15,871
   2/28/2009               12,969               13,627             15,955
   3/31/2009               13,028               13,689             15,958
   4/30/2009               13,414               14,093             16,277
   5/31/2009               13,788               14,486             16,449
   6/30/2009               13,798               14,496             16,295


----------
(1.) Barclays Capital Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an Index.

(2.) The chart compares the performance of the WELLS FARGO ADVANTAGE MUNICIPAL
     BOND FUND Class A and Investor Class shares for the most recent ten years with the Barclays Capital Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A and Investor Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 4.50%.

                Wells Fargo Advantage Municipal Income Funds 13


Performance Highlights (Unaudited)

                           WELLS FARGO ADVANTAGE MUNICIPAL BOND FUND (CONTINUED)

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

- Risk aversion, deleveraging, and negative cash flows caused underperformance in the municipal bond markets during the first six months of the 12-month period, but compelling valuations and positive cash flows drove a strong second half.

- Our foray back into lower-quality credits early in the period was a little premature, but additional purchases in the fourth quarter of 2008 helped Fund performance in 2009.

- Good security, sector, and duration positioning could not offset the effects of an overweight in lower- quality credits.

A TALE OF TWO MARKETS

During the first half of the 12-month period, we saw long-term municipal bond rates move higher while short-term rates moved lower; this effectively caused the yield curve from 2-30 year maturities to steepen by about 115 basis points (100 basis points equals 1.00%). At the same time, the yields on lower-quality bonds quickly moved higher as investors shunned risk. The six-month return on municipal bonds rated BBB was a negative 19.8%, while bonds rated AAA returned a positive 1.73%. General Obligation (GO) bonds returned 0.51%, while Revenue bonds returned a negative 6.07%. Finally, yields on municipal bonds rated AAA relative to U.S. Treasury bonds reached historically high levels, effectively meaning that municipals dramatically underperformed Treasuries.

Significant negative performance started in September 2008 when Lehman Brothers filed for bankruptcy protection. Almost all risk-based assets underperformed Treasuries during the months that followed. The yields on long-term municipal bonds increased and the prices decreased as selling by leveraged investors escalated. Furthermore, negative returns within the sector led to large redemptions by mutual fund investors, which also caused further selling. Lower-quality credits saw their prices decline further as the extended economic decline started to negatively impact revenues for many municipalities.

CREDIT QUALITY(3)
(AS OF JUNE 30, 2009)

                                  (PIE CHART)

AAA        (9%)
AA        (20%)
A         (28%)
BBB       (20%)
BB/Ba      (3%)
Unrated   (20%)

By mid-December 2008, valuations for both high-quality and lower-quality municipals reached historically high levels on a relative basis, and buyers returned to the market.

----------
(3.) The ratings indicated are from Standard & Poor's and/or Moody's Investors
     Service. Credit quality and effective maturity are calculated based on the total investments of the Fund, excluding cash and cash equivalents. It is subject to change and may have changed since the date specified.

                14 Wells Fargo Advantage Municipal Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE MUNICIPAL BOND FUND (CONTINUED)

The federal government (under the new administration) also started talking about a massive stimulus package that would benefit state and local governments. As fears subsided and municipal bond returns improved, cash flows for mutual funds once again turned positive. While the yield curve continued to steepen, the performance of other credit sectors reversed. For example, the six-month return for BBB-rated municipals from December 31, 2008, through June 30, 2009, was 15.1%, compared with a return of 4.67% for AAA-rated bonds. GO bonds returned 4.24%, compared with Revenue bonds, which returned 8.61%. Yields on AAA-rated municipal bonds relative to Treasuries returned to more normalized levels as well.

THE FUND'S CREDIT OVERWEIGHT OVERWHELMED OUR GOOD SECURITY, SECTOR, DURATION, AND CURVE POSITIONING.

Our decision, in the first half of 2008, to buy lower-quality bonds turned out to be a little premature because those issues performed very poorly in the fourth quarter of 2008. Some of the negative impact from the lower-quality issues was offset by good security selection and sector allocations within those lower-quality issues. For example, while the Fund had an absolute overweight to tobacco bonds, we primarily owned bonds with short final maturities or short average lives. Also, one of the Fund's largest tobacco positions was prerefunded in the first quarter of 2009, which caused the price of the bonds to move substantially higher. The Fund's interest rate exposure was less than the benchmark and we had fewer long-term bonds relative to the index. Since rates generally moved higher and yields on longer-term bonds moved up more than they did on short-term bonds, the Fund benefited.

EFFECTIVE MATURITY DISTRIBUTION(3)
(AS OF JUNE 30, 2009)

                                  (PIE CHART)

0-1 Year       (4%)
1-5 Years     (14%)
6-10 Years    (31%)
11-20 Years   (29%)
20+ Years     (22%)

We also selectively added several A-rated and BBB-rated credits in late 2008 and early 2009. Specifically, we increased the Fund's exposure to hospitals, gas-prepayment, and correctional facilities. These bonds performed very well during the first and second quarters of 2009 and we subsequently slightly reduced the Fund's exposure. The Fund has been underweight California issues during the entire period, which helped performance because these issues performed poorly relative to many other national names. Finally, because the Fund's cashflows were relatively stable during the fourth quarter of 2008 and the Fund had sufficient liquidity, we were able to buy several bonds at attractive prices from sellers who needed liquidity and we were subsequently able to re-trade some of those bonds at much higher prices.

                Wells Fargo Advantage Municipal Income Funds 15


Performance Highlights (Unaudited)

                           WELLS FARGO ADVANTAGE MUNICIPAL BOND FUND (CONTINUED)

VALUATIONS STILL LOOK VERY COMPELLING TO US, BUT WE BELIEVE THAT RESEARCH AND DIVERSIFICATION ARE THE KEYS TO LONG-TERM SUCCESS.

Shortly after the end of the period, the state of California issued IOUs instead of making cash payments to several vendors. The legislature had not yet reached a budget agreement by the end of this reporting period, and the projected state budget deficits for 2010 and beyond seemed to grow on a daily basis. Two of the rating agencies also downgraded California's state GO bonds to a BBB rating. This has caused investors to once again direct their attention to the declining fundamentals across the entire municipal marketplace. Unfortunately, many states used the federal stimulus dollars that they received as a stop-gap measure to balance current budgets, but they failed to address structural deficits on a go-forward basis. Therefore, barring another round of federal stimulus dollars or a quick economic recovery, we believe that a large number of municipal credits will face credit downgrades.

While in our view additional municipal credit downgrades will likely accelerate and volatility will likely remain high, we believe that current valuations within many sectors already have these downgrades "priced-in." We also think that valuations for many good credits presently remain at attractive levels. However, we believe that it will be especially important for investors to know and understand each credit that they buy and that it will also be important to build a diversified portfolio because of the ongoing risks in specific securities. To that end, we have recently added two additional analysts to our team, bringing the total to eight. We are also directing our attention to revenue bonds that have what we believe to be more predictable revenue streams compared with GO credits. While ultimate loss rates on GO credits have historically been low, their revenue streams are under extreme pressure. The primary sources of revenue for most GO credits are property, sales, and personal income taxes. Barring a broad economic recovery, we believe it is likely that further revenue declines are in store. Many GO credits also have large, unfunded pension and other post-employment benefits that add to current pressures.

Our active management style and relative value approach have historically allowed us to take advantage of opportunities presented during times of uncertainty. In light of present market conditions, our intention is to build broadly diversified portfolios and to be very selective regarding what sectors and types of credits we are buying. While near term volatility will likely remain high in our estimation, we think favorable opportunities now exist for investors who can take advantage of the benefits of buying tax-exempt bonds. At this time, we believe that the municipal asset class looks very attractive when compared to other higher-risk, fixed-income sectors.

                16 Wells Fargo Advantage Municipal Income Funds


                                              Performance Highlights (Unaudited)

                           WELLS FARGO ADVANTAGE MUNICIPAL BOND FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(4) (%) (AS OF JUNE 30, 2009)

                                     Including Sales Charge             Excluding Sales Charge         Expense Ratio
                             ----------------------------------  ----------------------------------  ----------------
MUNICIPAL BOND FUND          6 Months*  1 Year  5 Year  10 Year  6 Months*  1 Year  5 Year  10 Year  Gross(5)  Net(6)
-------------------          ---------  ------  ------  -------  ---------  ------  ------  -------  --------  ------
Class A (WMFAX)               7.84      (4.50)   3.32    3.27      12.86    (0.04)   4.27     3.75     0.88%    0.75%
Class B** (WMFBX)             7.19      (6.01)   3.10    3.23      12.19    (1.01)   3.45     3.23     1.63%    1.50%
Class C (WMFCX)              11.44      (1.79)   3.49    3.00      12.44    (0.79)   3.49     3.00     1.61%    1.50%
Administrator Class (WMFDX)                                        12.82     0.00    4.51     3.89     0.80%    0.60%
Institutional Class (WMBIX)                                        12.91     0.17    4.37     3.82     0.50%    0.42%
Investor Class (SXFIX)                                             12.83    (0.09)   4.30     3.78     0.94%    0.80%
Barclays Capital Municipal
   Bond Index(1)                                                    6.42     3.77    4.14     5.00

*    Returns for periods of less than one year are not annualized.

** Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 4.50%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. ADMINISTRATOR, INSTITUTIONAL AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Active trading results in increased turnover and trading expenses, and may generate higher short-term capital gains. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to high-yield securities risk. Consult the Fund's prospectus for additional information on these and other risks. A portion of the Fund's income may be subject to federal, state, and/or local income taxes or the alternative minimum tax (AMT). Any capital gains distributions may be taxable.

----------
(4.) Performance shown prior to the inception of Class A, Class B and Class C shares on April 11, 2005, reflects the performance of the Investor Class shares, adjusted to reflect Class A, Class B and Class C sales charges and expenses, as applicable. Performance shown prior to the inception of the Administrator Class shares on April 11, 2005, reflects the performance of the Investor Class shares, and includes expenses that are not applicable to and are higher than those of the Administrator Class shares. Performance shown prior to the inception of Institutional Class shares on March 31, 2008, reflects the performance of the Investor Class shares, and includes expenses that are not applicable to and higher than those of the Institutional Class shares. Investor Class shares incepted on October 23, 1986.

(5.) Reflects the gross expense ratio as stated in the November 1, 2008, prospectus.

(6.) The investment adviser has contractually committed through October 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown. Without these reductions, the Fund's returns would have been lower.

                                          THIS PAGE IS INTENTIONALLY LEFT BLANK.

                18 Wells Fargo Advantage Municipal Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE SHORT-TERM MUNICIPAL BOND FUND

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE SHORT-TERM MUNICIPAL BOND FUND (the Fund) seeks current income exempt from federal income tax consistent with capital preservation.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Wendy Casetta
Lyle J. Fitterer, CFA, CPA

FUND INCEPTION

December 31, 1991

PERFORMANCE SUMMARY
12-MONTH TOTAL RETURN AS OF JUNE 30, 2009

SHORT-TERM MUNICIPAL BOND FUND                    1 Year
------------------------------                    ------
Investor Class                                     3.98%
Barclays Capital Composite 1- and 3-Year
   Municipal Bond Index(1)                         2.33%
Barclays Capital 3-Year Municipal Bond Index(2)    6.72%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE www.wellsfargo.com/advantagefunds.

INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. NET AND GROSS EXPENSE RATIOS FOR INVESTOR CLASS SHARES ARE 0.66% AND 0.90%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH OCTOBER 31, 2009, TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THE NET OPERATING EXPENSE RATIO SHOWN.

GROWTH OF $10,000 INVESTMENT(3)
(AS OF JUNE 30, 2009)

                              (PERFORMANCE GRAPH)


                                         WELLS FARGO
                    WELLS FARGO           ADVANTAGE
                    ADVANTAGE            SHORT-TERM
                    SHORT-TERM         MUNICIPAL BOND        BARCLAYS CAPITAL
               MUNICIPAL BOND FUND     FUND - INVESTOR       3-YEAR MUNICIPAL
                    - CLASS A               CLASS              BOND INDEX
               -------------------     ---------------      ----------------

    6/30/1999          9,700               10,000             10,000
    7/31/1999          9,739               10,040             10,050
    8/31/1999          9,736               10,037             10,062
    9/30/1999          9,753               10,055             10,100
   10/31/1999          9,732               10,033             10,101
   11/30/1999          9,779               10,082             10,145
   12/31/1999          9,760               10,062             10,129
    1/31/2000          9,736               10,038             10,147
    2/29/2000          9,783               10,086             10,179
    3/31/2000          9,867               10,172             10,232
    4/30/2000          9,872               10,177             10,233
    5/31/2000          9,861               10,166             10,244
    6/30/2000          9,954               10,262             10,373
    7/31/2000         10,013               10,323             10,457
    8/31/2000         10,088               10,400             10,537
    9/30/2000         10,119               10,432             10,540
   10/31/2000         10,149               10,463             10,599
   11/30/2000         10,168               10,483             10,642
   12/31/2000         10,253               10,570             10,760
    1/31/2001         10,335               10,654             10,924
    2/28/2001         10,352               10,672             10,966
    3/31/2001         10,417               10,739             11,043
    4/30/2001         10,424               10,747             11,027
    5/31/2001         10,498               10,823             11,128
    6/30/2001         10,550               10,877             11,177
    7/31/2001         10,632               10,961             11,268
    8/31/2001         10,728               11,059             11,385
    9/30/2001         10,727               11,059             11,443
   10/31/2001         10,797               11,131             11,516
   11/30/2001         10,802               11,136             11,480
   12/31/2001         10,783               11,117             11,469
    1/31/2002         10,876               11,213             11,615
    2/28/2002         10,956               11,295             11,702
    3/31/2002         10,882               11,219             11,528
    4/30/2002         10,989               11,329             11,697
    5/31/2002         11,019               11,360             11,765
    6/30/2002         11,099               11,443             11,866
    7/31/2002         11,158               11,504             11,959
    8/31/2002         11,220               11,568             12,035
    9/30/2002         11,277               11,627             12,130
   10/31/2002         11,176               11,523             12,064
   11/30/2002         11,226               11,574             12,067
   12/31/2002         11,331               11,682             12,240
    1/31/2003         11,368               11,721             12,279
    2/28/2003         11,427               11,792             12,358
    3/31/2003         11,414               11,791             12,344
    4/30/2003         11,437               11,839             12,378
    5/31/2003         11,554               11,960             12,473
    6/30/2003         11,575               12,005             12,453
    7/31/2003         11,491               11,930             12,341
    8/31/2003         11,534               11,977             12,403
    9/30/2003         11,610               12,069             12,590
   10/31/2003         11,607               12,078             12,530
   11/30/2003         11,635               12,131             12,542
   12/31/2003         11,642               12,152             12,568
    1/31/2004         11,661               12,184             12,612
    2/29/2004         11,714               12,237             12,719
    3/31/2004         11,708               12,243             12,685
    4/30/2004         11,645               12,202             12,557
    5/31/2004         11,617               12,170             12,507
    6/30/2004         11,637               12,216             12,529
    7/31/2004         11,707               12,302             12,622
    8/31/2004         11,786               12,396             12,755
    9/30/2004         11,804               12,427             12,769
   10/31/2004         11,848               12,485             12,804
   11/30/2004         11,830               12,478             12,743
   12/31/2004         11,879               12,542             12,793
    1/31/2005         11,883               12,558             12,776
    2/28/2005         11,900               12,587             12,738
    3/31/2005         11,895               12,593             12,696
    4/30/2005         11,914               12,624             12,761
    5/31/2005         11,938               12,659             12,784
    6/30/2005         11,986               12,719             12,851
    7/31/2005         11,996               12,740             12,820
    8/31/2005         12,031               12,775             12,862
    9/30/2005         12,028               12,795             12,868
   10/31/2005         12,015               12,790             12,849
   11/30/2005         12,039               12,825             12,861
   12/31/2005         12,078               12,876             12,906
    1/31/2006         12,104               12,914             12,934
    2/28/2006         12,128               12,949             12,944
    3/31/2006         12,117               12,947             12,921
    4/30/2006         12,143               12,985             12,943
    5/31/2006         12,171               13,024             12,988
    6/30/2006         12,174               13,036             12,965
    7/31/2006         12,240               13,103             13,053
    8/31/2006         12,294               13,184             13,155
    9/30/2006         12,334               13,237             13,216
   10/31/2006         12,363               13,278             13,255
   11/30/2006         12,403               13,331             13,302
   12/31/2006         12,408               13,346             13,299
    1/31/2007         12,424               13,374             13,299
    2/28/2007         12,464               13,426             13,389
    3/31/2007         12,494               13,468             13,428
    4/30/2007         12,524               13,510             13,455
    5/31/2007         12,529               13,526             13,454
    6/30/2007         12,521               13,527             13,464
    7/31/2007         12,565               13,585             13,550
    8/31/2007         12,584               13,616             13,625
    9/30/2007         12,656               13,703             13,720
   10/31/2007         12,716               13,779             13,787
   11/30/2007         12,750               13,826             13,893
   12/31/2007         12,785               13,874             13,964
    1/31/2008         12,861               13,968             14,262
    2/28/2008         12,672               13,773             14,072
    3/31/2008         12,787               13,908             14,276
    4/30/2008         12,833               13,969             14,260
    5/31/2008         12,894               14,046             14,309
    6/30/2008         12,834               13,990             14,215
    7/31/2008         12,896               14,067             14,389
    8/31/2008         12,993               14,172             14,524
    9/30/2008         12,810               13,957             14,350
   10/31/2008         12,616               13,759             14,374
   11/30/2008         12,607               13,749             14,601
   12/31/2008         12,545               13,681             14,735
    1/31/2009         12,849               14,012             15,012
    2/28/2009         12,891               14,057             14,983
    3/31/2009         12,965               14,136             15,078
    4/30/2009         13,105               14,288             15,124
    5/31/2009         13,301               14,501             15,143
    6/30/2009         13,344               14,548             15,170



----------
(1.) Barclays Capital Composite 1- and 3-Year Municipal Bond Index is a blended index weighted 50% in the Barclays Capital 1-Year Municipal Bond Index (the 1-2 year component of the Barclays Capital Municipal Bond Index, which is an unmanaged index composed of long-term tax exempt bonds with a minimum credit rating of Baa), and 50% in the Barclays Capital 3-Year Municipal Bond Index (the 2-4 year component of the Barclays Capital Municipal Bond Index.) The Fund has changed the broad-based securities market index to which it compares its performance. The Fund now compares its performance to the Barclays Capital 1- and 3-Year Composite Municipal Bond Index. The Fund previously compared its performance to the Barclays Capital 3-Year Municipal Bond Index. Both the previous and current indexes have similar credit profiles that are comparable to that of the Fund. However, in comparison to the previous index, the duration of the Barclays Capital 1- and 3-Year Composite Municipal Bond Index more closely resembles the typical duration of the Fund's portfolio. Accordingly, the current index more precisely represents the interest rate risk to which the Fund is subject. You cannot invest directly in an Index.

                Wells Fargo Advantage Municipal Income Funds 19


Performance Highlights (Unaudited)

                WELLS FARGO ADVANTAGE SHORT-TERM MUNICIPAL BOND FUND (CONTINUED)

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

- Risk aversion, deleveraging, and negative cash flows caused underperformance in the municipal bond markets during the first six months of the 12-month period, but compelling valuations and positive cash flows drove a strong second half.

- Our foray back into lower-quality credits early in the period was a little premature, but additional purchases in the fourth quarter of 2008 helped Fund performance in 2009.

- We continued to reduce the Fund's exposure to prerefunded bonds, but our exit was slightly premature because this sector performed very well in the first half of the period.

A TALE OF TWO MARKETS

During the first half of the 12-month period, we saw long-term municipal bond rates move higher while short-term rates moved lower; this effectively caused the yield curve from 2-30 year maturities to steepen by about 115 basis points (100 basis points equals 1.00%). At the same time, the yields on lower-quality bonds quickly moved higher as investors shunned risk. The six-month return on municipal bonds rated BBB was a negative 19.8%, while bonds rated AAA returned a positive 1.73%. General Obligation (GO) bonds returned 0.51%, while Revenue bonds returned a negative 6.07%. Finally, yields on municipal bonds rated AAA relative to U.S. Treasury bonds reached historically high levels, effectively meaning that municipals dramatically underperformed Treasuries.

CREDIT QUALITY(4)
(AS OF JUNE 30, 2009)

                                  (PIE CHART)

AAA       (17%)
AA        (22%)
A         (37%)
BBB       (11%)
BB/Ba      (1%)
Cash       (3%)
Unrated    (9%)

Significant negative performance started in September 2008 when Lehman Brothers filed for bankruptcy protection. Almost all risk-based assets underperformed Treasuries during the months that followed. The yields on long-term municipal bonds increased and the prices decreased as selling by leveraged investors escalated. Furthermore, negative returns within the sector led to large redemptions by mutual fund investors, which also caused further selling. Lower-quality credits saw their prices decline further as the extended economic decline started to negatively impact revenues for many municipalities.

----------
(2.) Barclays Capital 3-Year Municipal Bond Index is the 3-year component of the
     Barclays Capital Municipal Bond Index, which is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an Index.

(3.) The chart compares the performance of the WELLS FARGO ADVANTAGE SHORT-TERM
     MUNICIPAL BOND FUND Class A and Investor Class shares for the most recent ten years with the Barclays Capital 3-Year Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A and Investor Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 3.00%.

(4.) The ratings indicated are from Standard & Poor's and/or Moody's Investors
     Service. Credit quality and effective maturity are calculated based on the total investments of the Fund, excluding cash and cash equivalents. It is subject to change and may have changed since the date specified.

                20 Wells Fargo Advantage Municipal Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE SHORT-TERM MUNICIPAL BOND FUND (CONTINUED)

By mid-December 2008, valuations for both high-quality and lower-quality municipals reached historically high levels on a relative basis, and buyers returned to the market. The federal government (under the new administration) also started talking about a massive stimulus package that would benefit state and local governments. As fears subsided and municipal bond returns improved, cash flows for mutual funds once again turned positive. While the yield curve continued to steepen, the performance of other credit sectors reversed. For example, the six-month return for BBB-rated municipals from December 31, 2008, through June 30, 2009, was 15.1%, compared with a return of 4.67% for AAA-rated bonds. GO bonds returned 4.24%, compared with Revenue bonds, which returned 8.61%. Yields on AAA-rated municipal bonds relative to Treasuries returned to more normalized levels as well.

WE SOLD PREREFUNDED BONDS AND BOUGHT OTHER, HIGHER-YIELDING SECTORS.

Based on our relative-value approach to investing, we increased the Fund's exposure to higher-quality bonds in late 2006 and early 2007. At that time, the additional yield spread for buying a lower-quality bond relative to the associated credit risk did not look attractive to us. Our opinion changed as these spreads increased during the latter half of 2007 and early 2008, and we once again started to buy some of them. This trend continued during the last 12 months, and we reduced the Fund's exposure to prerefunded bonds from over 20% of the portfolio to less than 5% by the close of the 12-month period. We specifically increased the Fund's exposure to health care, gas prepayment, and corporate-backed municipals. From a quality perspective, we reduced the Fund's exposure to bonds rated AAA, BBB, and BB and primarily added bonds rated A. Therefore, the Fund's average credit quality did not change substantially. We initially increased the Fund's exposure to the tobacco sector, but the Fund's largest tobacco holding was prerefunded in 2009, which reduced the Fund's tobacco holdings to less than 1.5% of the portfolio. Our renewed focus on lower quality credits hurt the Fund's relative performance in 2008 but has led to favorable relative performance for the first six months of 2009, and also helped the Fund maintain a high level of tax-exempt income.

EFFECTIVE MATURITY DISTRIBUTION(4)
(AS OF JUNE 30, 2009)

                                  (PIE CHART)

0-1 Year      (16%)
1-5 Years     (62%)
6-10 Years    (16%)
11-20 Years    (4%)
20+ Years      (2%)

The Fund's interest rate exposure gradually increased during the second half of 2008 as valuations became more attractive; however, we have slowly reduced the Fund's duration during the most recent six months because rates have moved substantially lower. Finally, because the Fund's cash flows were relatively stable

                Wells Fargo Advantage Municipal Income Funds 21


Performance Highlights (Unaudited)

                WELLS FARGO ADVANTAGE SHORT-TERM MUNICIPAL BOND FUND (CONTINUED)

during the fourth quarter of 2008, and the Fund had sufficient liquidity, we were able to buy several bonds at attractive prices from sellers who needed liquidity; we subsequently re-traded some of those bonds at much higher prices.

VALUATIONS STILL LOOK VERY COMPELLING TO US, BUT WE BELIEVE THAT RESEARCH AND DIVERSIFICATION ARE THE KEYS TO LONG-TERM SUCCESS.

Shortly after the end of the period, the state of California issued IOUs instead of making cash payments to several vendors. The legislature had not yet reached a budget agreement by the end of this reporting period, and the projected state budget deficits for 2010 and beyond seemed to grow on a daily basis. Two of the rating agencies also downgraded California's state GO bonds to a BBB rating. This has caused investors to once again direct their attention to the declining fundamentals across the entire municipal marketplace. Unfortunately, many states used the federal stimulus dollars that they received as a stop-gap measure to balance current budgets, but they failed to address structural deficits on a go-forward basis. Therefore, barring another round of federal stimulus dollars or a quick economic recovery, we believe that a large number of municipal credits will face credit downgrades.

While additional municipal credit downgrades will likely accelerate and volatility will likely remain high, we believe that current valuations within many sectors already have these downgrades "priced-in." However, we believe that it will be especially important for investors to know and understand each credit that they buy and that it will also be important to build a diversified portfolio because of the ongoing risks in specific securities. To that end, we have recently added two additional analysts to our team, bringing the total to eight. We are also directing our attention to revenue bonds that have what we believe to be more predictable revenue streams compared with GO credits. While ultimate loss rates on GO credits have historically been low, their revenue streams are under extreme pressure. The primary sources of revenue for most GO credits are property, sales, and personal income taxes. Barring a broad economic recovery, we believe it is likely that further revenue declines are in store. Many GO credits also have large, unfunded pension and other post-employment benefits that add to current pressures.

Our active management style and relative value approach have historically allowed us to take advantage of opportunities presented during times of uncertainty. In light of present market conditions, our intention is to build broadly diversified portfolios and to be very selective regarding what sectors and types of credits we are buying. While near term volatility will likely remain high in our estimation, we think favorable opportunities now exist for investors who can take advantage of the benefits of buying tax-exempt bonds. At this time, we believe that the municipal asset class looks very attractive when compared to other higher-risk, fixed-income sectors.

                22 Wells Fargo Advantage Municipal Income Funds


                                              Performance Highlights (Unaudited)

                WELLS FARGO ADVANTAGE SHORT-TERM MUNICIPAL BOND FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN5 (%) (AS OF JUNE 30, 2009)

                                      Including Sales Charge             Excluding Sales Charge        Expense Ratio
                                ---------------------------------  ---------------------------------  --------------
SHORT-TERM MUNICIPAL BOND FUND  6 Months* 1 Year  5 Year  10 Year  6 Months* 1 Year  5 Year  10 Year  Gross(6) Net(7)
------------------------------  --------  ------  ------  -------  --------  ------  ------  -------  -------  -----
Class A (WSMAX)                   3.18     0.85    2.15     2.93     6.37     3.97    2.77     3.24    0.85%   0.60%
Class C (WSSCX)                   4.97     2.25    2.63     2.73     5.97     3.25    2.63     2.73    1.60%   1.35%
Institutional Class (WSBIX)                                          6.53     4.21    3.63     3.86    0.50%   0.40%
Investor Class (STSMX)                                               6.33     3.98    3.55     3.82    0.90%   0.66%
Barclays Capital Composite 1-
   and 3-Year Municipal Bond
   Index(1)                                                          2.33     5.16      NA       NA
Barclays Capital 3-Year
   Municipal Bond Index(2)                                           2.95     6.72    3.90     4.25

*    Returns for periods of less than one year are not annualized.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 3.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE PERIOD SHOWN. INSTITUTIONAL CLASS AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Active trading results in increased turnover and trading expenses, and may generate higher short-term capital gains. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to high-yield securities risk. Consult the Fund's prospectus for additional information on these and other risks. A portion of the Fund's income may be subject to federal, state, and/or local income taxes or the alternative minimum tax (AMT). Any capital gains distributions may be taxable.

----------
(5.) Class A shares incepted on July 18, 2008. Class C shares incepted on
     January 31, 2003. Performance shown prior to the inception of the Class C shares reflects the performance of the Investor Class shares, adjusted to reflect Class C sales charges and expenses. Performance shown prior to the inception of Class A reflects the performance of the Class C shares, and includes expenses that are not applicable to and are higher than those of the Class A shares, adjusted to reflect Class A sales charges. Institutional Class shares incepted on March 31, 2008. Performance shown prior to the inception of the Institutional Class reflects the performance of the Investor Class shares, which incepted on December 31, 1991, and includes expenses that are not applicable to and higher than those of the Institutional Class shares.

(6.) Reflects the gross expense ratio as stated in the November 1, 2008, prospectus.

(7.) The investment adviser has contractually committed through October 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown. Without these reductions, the Fund's returns would have been lower.

                                          THIS PAGE IS INTENTIONALLY LEFT BLANK.

                24 Wells Fargo Advantage Municipal Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE ULTRA SHORT-TERM MUNICIPAL INCOME FUND

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE ULTRA SHORT-TERM MUNICIPAL INCOME FUND (the Fund) seeks current income exempt from federal income tax consistent with capital preservation.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Julio C. Bonilla, CFA
Wendy Casetta
Lyle J. Fitterer, CFA, CPA

FUND INCEPTION

November 30, 1995

PERFORMANCE SUMMARY
12-MONTH TOTAL RETURN AS OF JUNE 30, 2009

ULTRA SHORT-TERM MUNICIPAL INCOME FUND            1 Year
--------------------------------------            ------
Investor Class                                     4.96%
Barclays Capital 1-Year Municipal Bond Index(1)    4.35%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE www.wellsfargo.com/advantagefunds.

INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. NET AND GROSS EXPENSE RATIOS FOR INVESTOR CLASS SHARES ARE 0.72% AND 0.94%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH OCTOBER 31, 2009, TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THE NET OPERATING EXPENSE RATIO SHOWN.

GROWTH OF $10,000 INVESTMENT(2)
(AS OF JUNE 30, 2009)

                              (PERFORMANCE GRAPH)

                    WELLS FARGO           WELLS FARGO
                  ADVANTAGE ULTRA       ADVANTAGE ULTRA
                    SHORT-TERM       SHORT-TERM MUNICIPAL       BARCLAYS CAPITAL
                 MUNICIPAL INCOME        INCOME FUND -          1-YEAR MUNICIPAL
                  FUND - CLASS A        INVESTOR CLASS             BOND INDEX
                 ----------------    --------------------       ----------------
     6/30/1999         9,800                 10,000                   10,000
     7/31/1999         9,832                 10,037                   10,036
     8/31/1999         9,842                 10,051                   10,060
     9/30/1999         9,853                 10,067                   10,094
    10/31/1999         9,864                 10,083                   10,116
    11/30/1999         9,896                 10,119                   10,147
    12/31/1999         9,912                 10,139                   10,156
     1/31/2000         9,903                 10,134                   10,194
     2/29/2000         9,934                 10,171                   10,225
     3/31/2000         9,970                 10,212                   10,269
     4/30/2000         9,981                 10,227                   10,294
     5/31/2000         9,978                 10,228                   10,311
     6/30/2000        10,035                 10,291                   10,395
     7/31/2000        10,088                 10,350                   10,453
     8/31/2000        10,123                 10,390                   10,506
     9/30/2000        10,139                 10,410                   10,530
    10/31/2000        10,175                 10,473                   10,580
    11/30/2000        10,191                 10,493                   10,619
    12/31/2000        10,251                 10,538                   10,699
     1/31/2001        10,285                 10,576                   10,825
     2/28/2001        10,313                 10,612                   10,861
     3/31/2001        10,348                 10,652                   10,917
     4/30/2001        10,382                 10,691                   10,937
     5/31/2001        10,415                 10,730                   11,015
     6/30/2001        10,447                 10,767                   11,059
     7/31/2001        10,476                 10,801                   11,107
     8/31/2001        10,507                 10,815                   11,175
     9/30/2001        10,530                 10,864                   11,229
    10/31/2001        10,555                 10,895                   11,278
    11/30/2001        10,518                 10,861                   11,288
    12/31/2001        10,523                 10,869                   11,316
     1/31/2002        10,548                 10,899                   11,409
     2/28/2002        10,572                 10,927                   11,449
     3/31/2002        10,552                 10,910                   11,369
     4/30/2002        10,576                 10,939                   11,455
     5/31/2002        10,602                 10,970                   11,506
     6/30/2002        10,646                 11,019                   11,562
     7/31/2002        10,671                 11,049                   11,605
     8/31/2002        10,697                 11,081                   11,644
     9/30/2002        10,738                 11,129                   11,670
    10/31/2002        10,721                 11,111                   11,653
    11/30/2002        10,746                 11,141                   11,678
    12/31/2002        10,769                 11,169                   11,753
     1/31/2003        10,793                 11,197                   11,780
     2/28/2003        10,814                 11,245                   11,809
     3/31/2003        10,812                 11,247                   11,809
     4/30/2003        10,855                 11,273                   11,823
     5/31/2003        10,898                 11,321                   11,861
     6/30/2003        10,914                 11,342                   11,876
     7/31/2003        10,908                 11,339                   11,872
     8/31/2003        10,925                 11,361                   11,887
     9/30/2003        10,916                 11,356                   11,942
    10/31/2003        10,932                 11,376                   11,929
    11/30/2003        10,946                 11,395                   11,941
    12/31/2003        10,962                 11,415                   11,954
     1/31/2004        10,979                 11,437                   11,979
     2/29/2004        10,970                 11,431                   12,022
     3/31/2004        10,961                 11,402                   12,023
     4/30/2004        10,954                 11,422                   11,995
     5/31/2004        10,948                 11,419                   11,976
     6/30/2004        10,964                 11,440                   11,987
     7/31/2004        10,981                 11,461                   12,034
     8/31/2004        11,019                 11,504                   12,085
     9/30/2004        11,012                 11,501                   12,078
    10/31/2004        11,030                 11,524                   12,078
    11/30/2004        10,957                 11,450                   12,062
    12/31/2004        11,000                 11,499                   12,081
     1/31/2005        11,020                 11,524                   12,090
     2/28/2005        11,015                 11,523                   12,089
     3/31/2005        11,034                 11,545                   12,079
     4/30/2005        10,987                 11,497                   12,103
     5/31/2005        11,036                 11,548                   12,117
     6/30/2005        11,061                 11,575                   12,168
     7/31/2005        11,086                 11,602                   12,175
     8/31/2005        11,111                 11,629                   12,195
     9/30/2005        11,159                 11,680                   12,217
    10/31/2005        11,185                 11,683                   12,221
    11/30/2005        11,188                 11,712                   12,229
    12/31/2005        11,242                 11,743                   12,261
     1/31/2006        11,248                 11,774                   12,296
     2/28/2006        11,275                 11,803                   12,308
     3/31/2006        11,306                 11,835                   12,317
     4/30/2006        11,334                 11,864                   12,341
     5/31/2006        11,365                 11,896                   12,383
     6/30/2006        11,372                 11,904                   12,395
     7/31/2006        11,428                 11,962                   12,447
     8/31/2006        11,460                 11,996                   12,510
     9/30/2006        11,516                 12,055                   12,560
    10/31/2006        11,549                 12,090                   12,594
    11/30/2006        11,582                 12,124                   12,631
    12/31/2006        11,593                 12,136                   12,653
     1/31/2007        11,628                 12,172                   12,678
     2/28/2007        11,660                 12,231                   12,730
     3/31/2007        11,696                 12,243                   12,769
     4/30/2007        11,731                 12,280                   12,797
     5/31/2007        11,769                 12,319                   12,825
     6/30/2007        11,780                 12,331                   12,852
     7/31/2007        11,817                 12,370                   12,901
     8/31/2007        11,831                 12,411                   12,950
     9/30/2007        11,930                 12,489                   13,024
    10/31/2007        11,973                 12,533                   13,074
    11/30/2007        12,013                 12,576                   13,137
    12/31/2007        12,055                 12,620                   13,207
     1/31/2008        12,099                 12,666                   13,385
     2/28/2008        12,064                 12,629                   13,324
     3/31/2008        12,137                 12,705                   13,434
     4/30/2008        12,179                 12,776                   13,438
     5/31/2008        12,274                 12,849                   13,492
     6/30/2008        12,263                 12,837                   13,488
     7/31/2008        12,309                 12,885                   13,585
     8/31/2008        12,379                 12,958                   13,637
     9/30/2008        12,346                 12,922                   13,571
    10/31/2008        12,321                 12,896                   13,626
    11/30/2008        12,369                 12,946                   13,746
    12/31/2008        12,362                 12,966                   13,810
     1/31/2009        12,541                 13,125                   13,933
     2/28/2009        12,582                 13,168                   13,951
     3/31/2009        12,654                 13,242                   13,999
     4/30/2009        12,750                 13,342                   14,030
     5/31/2009        12,816                 13,439                   14,059
     6/30/2009        12,876                 13,474                   14,075


----------
(1.) Barclays Capital 1-Year Municipal Bond Index is the 1-year component of the
     Barclays Capital Municipal Bond Index, which is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an Index.

(2.) The chart compares the performance of the WELLS FARGO ADVANTAGE ULTRA
     SHORT-TERM MUNICIPAL INCOME FUND Class A and Investor Class shares for the most recent 10 years with the Barclays Capital 1-Year Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A and Investor Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 2.00%.

                Wells Fargo Advantage Municipal Income Funds 25


Performance Highlights (Unaudited)

        WELLS FARGO ADVANTAGE ULTRA SHORT-TERM MUNICIPAL INCOME FUND (CONTINUED)

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

- One significant contributor to the Fund's outperformance was our ability to take advantage of dislocations related to municipal auction rate securities
     (ARS) and variable rate demand notes (VRDNs).

- Our foray back into lower-quality credits early in the period was a little premature, but additional purchases in the fourth quarter of 2008 helped Fund performance in 2009.

- The municipal yield curve was very steep between the one-to-two year maturity range. The flexibility that we have to buy bonds outside the maturity range of money market funds allowed us to buy bonds at cheaper yields and then sell them at higher prices when they became money-market fund eligible.

A TALE OF TWO MARKETS

During the first half of the 12-month period, we saw long-term municipal bond rates move higher while short-term rates moved lower; this effectively caused the yield curve from 2-30 year maturities to steepen by about 115 basis points (100 basis points equals 1.00%). At the same time, the yields on lower-quality bonds quickly moved higher as investors shunned risk. The six-month return on municipal bonds rated BBB was a negative 19.8%, while bonds rated AAA returned a positive 1.73%. General Obligation (GO) bonds returned 0.51%, while Revenue bonds returned a negative 6.07%. Yields on money market instruments declined by approximately 65 basis points from 1.55 to 0.9%. Finally, yields on municipal bonds rated AAA relative to U.S. Treasury bonds reached historically high levels, effectively meaning that municipals dramatically underperformed Treasuries.

CREDIT QUALITY(3)
(AS OF JUNE 30, 2009)

                                  (PIE CHART)

AAA       (58%)
AA         (9%)
A         (20%)
BBB        (7%)
Cash       (3%)
Unrated    (3%)

Almost all risk-based assets underperformed Treasuries during the months that followed. The yields on long-term municipal bonds increased and the prices decreased as selling by leveraged investors escalated. Furthermore, negative returns within the sector led to large redemptions by mutual fund investors, which also caused further selling. Lower-quality credits saw their prices decline further as the extended economic decline started to negatively impact revenues for many municipalities.

By mid-December 2008, valuations for both high-quality and lower-quality municipals reached historically high levels on a relative basis, and buyers returned to the market.

----------
(3.) The ratings indicated are from Standard & Poor's and/or Moody's Investors
     Service. Credit quality and effective maturity are calculated based on the total investments of the Fund, excluding cash and cash equivalents. It is subject to change and may have changed since the date specified.

                26 Wells Fargo Advantage Municipal Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE ULTRA SHORT-TERM MUNICIPAL INCOME FUND (CONTINUED)

The federal government (under the new administration) also started talking about a massive stimulus package that would benefit state and local governments. As fears subsided and municipal bond returns improved, cash flows for mutual funds once again turned positive. While the yield curve continued to steepen, the performance of other credit sectors reversed. For example, the six-month return for BBB-rated municipals from December 31, 2008, through June 30, 2009, was 15.1%, compared with a return of 4.67% for AAA-rated bonds. GO bonds returned 4.24%, compared with Revenue bonds, which returned 8.61%. Yields on AAA-rated municipal bonds relative to Treasuries returned to more normalized levels as well. Yields on money market instruments declined another 55 basis points during the period from 0.9% to 0.35%.

EFFECTIVE MATURITY DISTRIBUTION(3)
(AS OF JUNE 30, 2009)

                                  (PIE CHART)

0-1 Year     (68%)
1-5 Years    (30%)
6-10 Years    (2%)

WE CONTINUED TO TAKE ADVANTAGES OF FURTHER DISLOCATIONS AT THE SHORT-END OF THE MUNICIPAL MARKET.

During the past 12 months, we remained consistent with our long-term strategy of preserving capital while providing more yield than an investor might receive from a municipal money market fund. The Fund met its objective in what was one of the most volatile periods in the municipal market. Notable examples of the volatility included the failure of Lehman Brothers during the second half of 2008, the falling of share price to below $1.00 in the Reserve Money Market Fund, and the spread of panic throughout the credit markets.

Forced selling by hedge funds and high yield funds into a marketplace with very limited liquidity forced spreads wider across all maturities and risk classes. With significant cash flows into the Fund, we were able to provide liquidity to the market and buy bonds at very attractive levels. Specifically, we added to our holdings in airports, industrial development revenue bonds, pollution control revenue bonds, higher-rated hospitals, and short-to-average life bonds in tobacco. We also increased our position in VRDNs backed by insurers or liquidity providers that money market funds no longer approved. We took the same approach to the VRDN market as we took to the ARS market. Namely, we purchased securities backed by high-quality issuers with very high maximum rates. The Fund's exposure to VRDNs and ARSs not only provided some of the best yields to the Fund's portfolio, but they also provided daily or weekly liquidity to the portfolio without adding to the duration (also known as interest-rate sensitivity) of the portfolio. The average credit quality for the portfolio has also remained very high at AA-(4).

                 Wells Fargo Advantage Municipal Income Funds 27


Performance Highlights (Unaudited)

        WELLS FARGO ADVANTAGE ULTRA SHORT-TERM MUNICIPAL INCOME FUND (CONTINUED)

WE BELIEVE THAT RESEARCH AND DIVERSIFICATION WILL BE THE KEYS TO LONG-TERM SUCCESS.

The slight changes we made to the portfolio are designed to help the Fund withstand various interest-rate environments. While we don't take aggressive positions with interest rates, the duration of the Fund was slightly longer than our target duration for the first part of the reporting period because we took advantage of buying bonds at very attractive levels. We have since adopted a more defensive strategy and have allowed the duration to drift shorter as the result of us selling bonds into very strong bids and then investing the proceeds in VRDNs. We will look to reinvest the cash as opportunities arise.

While we agree that downgrades and some defaults will occur, we are confident in our seasoned research staff and have recently added two analysts, bringing our total to eight. We have also constructed what we believe to be a diversified portfolio that spans across sectors, states, and obligors. Furthermore, we have also directed our attention away from general obligation bonds and are in the process of examining revenue bonds because we believe it's easier to model cash flows from essential service revenue bonds than it is to predict how revenue from property taxes, personal income taxes, and sales taxes will ultimately be impacted by the current financial downturn. As this was being written, California was in the process of issuing IOUs instead of cash payments to several vendors. Unfortunately, California, like many other states used the money from the federal stimulus programs to temporarily reduce the state's budget deficit. We believe that this has once again forced investors to direct their attention on the declining fundamentals across the municipal marketplace. In our opinion, states, counties, and cities that do not significantly cut their expenditures will face future downgrades.

                28 Wells Fargo Advantage Municipal Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE ULTRA SHORT-TERM MUNICIPAL INCOME FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(4) (%) (AS OF JUNE 30, 2009)

                                    INCLUDING SALES CHARGE               EXCLUDING SALES CHARGE        EXPENSE RATIO
ULTRA SHORT-TERM              ----------------------------------  ----------------------------------  ----------------
MUNICIPAL INCOME FUND         6 MONTHS*  1 YEAR  5 YEAR  10 YEAR  6 MONTHS*  1 YEAR  5 YEAR  10 YEAR  GROSS(5)  NET(6)
---------------------         ---------  ------  ------  -------  ---------  ------  ------  -------  --------  ------
Class A (SMAVX)                 2.07      2.90    2.85    2.56      4.15      5.00    3.27     2.77    0.89%    0.67%
Class C (WFUSX)                 2.53      2.95    2.59    2.26      3.53      3.95    2.59     2.26    1.64%    1.42%
Institutional Class (SMAIX)                                         4.32      5.32    3.69     3.34    0.56%    0.37%
Investor Class (SMUAX)                                              3.91      4.96    3.33     3.03    0.94%    0.72%
Barclays Capital 1-Year
   Municipal Bond Index(1)                                          1.92      4.35    3.26     3.48

*    Returns for periods of less than one year are not annualized.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 2.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. INSTITUTIONAL CLASS AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Active trading results in increased turnover and trading expenses, and may generate higher short-term capital gains. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to high-yield securities risk. Consult the Fund's prospectus for additional information on these and other risks. A portion of the Fund's income may be subject to federal, state, and/or local income taxes or the alternative minimum tax (AMT). Any capital gains distributions may be taxable.

----------
(4.) Effective June 20, 2008, the Advisor Class was renamed Class A and modified to assume the features and attributes of Class A. Performance shown for the Class A shares from October 2, 2000, through June 20, 2008, includes Advisor Class expenses and is adjusted to reflect Class A sales charges. Performance shown prior to the inception of the Class A shares on October 2, 2000, reflects the performance of the Investor Class shares, adjusted to reflect Advisor Class expenses and Class A sales charges. Performance shown prior to the inception of Class C shares on March 31, 2008, reflects the performance of the Class A shares, adjusted to reflect Class C sales charges and expenses. Performance shown prior to the inception of the Institutional Class shares on July 31, 2000, reflects the performance of the Investor Class shares of the predecessor fund, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares.

(5.) Reflects the gross expense ratio as stated in the November 1, 2008, prospectus.

(6.) The investment adviser has contractually committed through October 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown. Without these reductions, the Fund's returns would have been lower.

                                          THIS PAGE IS INTENTIONALLY LEFT BLANK.

                 30 Wells Fargo Advantage Municipal Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE WISCONSIN TAX-FREE FUND

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE WISCONSIN TAX-FREE FUND (the Fund) seeks current income exempt from federal income tax and Wisconsin individual income tax.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGER

Lyle J. Fitterer, CFA, CPA
Thomas Stoeckmann

FUND INCEPTION

April 6, 2001

PERFORMANCE SUMMARY
12-MONTH TOTAL RETURN AS OF JUNE 30, 2009

WISCONSIN TAX-FREE FUND                    1 Year
-----------------------                    ------
Investor Class                              4.31%
Barclays Capital Municipal Bond Index(1)    3.77%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE www.wellsfargo.com/advantagefunds.

INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. NET AND GROSS EXPENSE RATIOS FOR INVESTOR CLASS SHARES ARE 0.75% AND 1.04%, RESPECTIVELY. THE INVESTMENT ADVISER HAS CONTRACTUALLY COMMITTED THROUGH OCTOBER 31, 2009, TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THE NET OPERATING EXPENSE RATIO SHOWN.

GROWTH OF $10,000 INVESTMENT(2)
(AS OF JUNE 30, 2009)

                              (PERFORMANCE GRAPH)

                     WELLS FARGO           WELLS FARGO
                ADVANTAGE WISCONSIN    ADVANTAGE WISCONSIN    BARCLAYS CAPITAL
                  TAX-FREE FUND -        TAX-FREE FUND -         MUNICIPAL
                      CLASS A            INVESTOR CLASS         BOND INDEX
                -------------------    -------------------    ----------------
      4/6/2001         9,550                 10,000               10,000
     4/30/2001         9,522                  9,975               9,892
     5/31/2001         9,661                 10,127               9,998
     6/30/2001         9,744                 10,219               10,065
     7/31/2001         9,873                 10,359               10,214
     8/31/2001        10,016                 10,515               10,382
     9/30/2001         9,996                 10,500               10,348
    10/31/2001        10,120                 10,636               10,471
    11/30/2001        10,050                 10,568               10,383
    12/31/2001         9,974                 10,494               10,284
     1/31/2002        10,113                 10,647               10,463
     2/28/2002        10,234                 10,778               10,589
     3/31/2002        10,051                 10,592               10,381
     4/30/2002        10,275                 10,834               10,584
     5/31/2002        10,334                 10,902               10,648
     6/30/2002        10,437                 11,016               10,761
     7/31/2002        10,582                 11,176               10,899
     8/31/2002        10,698                 11,304               11,031
     9/30/2002        10,908                 11,532               11,272
    10/31/2002        10,739                 11,360               11,085
    11/30/2002        10,692                 11,316               11,039
    12/31/2002        10,898                 11,542               11,272
     1/31/2003        10,865                 11,521               11,244
     2/28/2003        11,002                 11,679               11,401
     3/31/2003        11,038                 11,728               11,408
     4/30/2003        11,116                 11,824               11,483
     5/31/2003        11,358                 12,094               11,752
     6/30/2003        11,309                 12,053               11,702
     7/31/2003        10,909                 11,639               11,292
     8/31/2003        10,968                 11,713               11,377
     9/30/2003        11,264                 12,028               11,711
    10/31/2003        11,197                 11,980               11,652
    11/30/2003        11,297                 12,097               11,774
    12/31/2003        11,375                 12,192               11,871
     1/31/2004        11,414                 12,245               11,939
     2/29/2004        11,535                 12,385               12,119
     3/31/2004        11,489                 12,348               12,077
     4/30/2004        11,265                 12,119               11,791
     5/31/2004        11,227                 12,089               11,748
     6/30/2004        11,256                 12,130               11,791
     7/31/2004        11,383                 12,278               11,946
     8/31/2004        11,562                 12,482               12,185
     9/30/2004        11,612                 12,548               12,250
    10/31/2004        11,706                 12,662               12,355
    11/30/2004        11,615                 12,575               12,253
    12/31/2004        11,736                 12,718               12,403
     1/31/2005        11,820                 12,820               12,519
     2/28/2005        11,769                 12,776               12,477
     3/31/2005        11,722                 12,736               12,398
     4/30/2005        11,874                 12,911               12,594
     5/31/2005        11,937                 12,988               12,684
     6/30/2005        12,010                 13,075               12,762
     7/31/2005        11,948                 13,016               12,705
     8/31/2005        12,055                 13,141               12,833
     9/30/2005        11,959                 13,044               12,747
    10/31/2005        11,887                 12,985               12,670
    11/30/2005        11,937                 13,036               12,730
    12/31/2005        12,031                 13,147               12,840
       1/12006        12,083                 13,212               12,875
       2/28/06        12,155                 13,299               12,961
       3/31/06        12,058                 13,201               12,871
       4/30/06        12,029                 13,177               12,867
       5/31/06        12,082                 13,243               12,925
       6/30/06        12,018                 13,182               12,876
     7/31/2006        12,152                 13,337               13,030
     8/31/2006        12,322                 13,531               13,222
     9/30/2006        12,398                 13,623               13,315
    10/31/2006        12,452                 13,691               13,399
    11/30/2006        12,515                 13,769               13,510
    12/31/2006        12,487                 13,747               13,463
     1/31/2007        12,471                 13,738               13,428
     2/28/2007        12,605                 13,893               13,605
     3/31/2007        12,576                 13,870               13,572
     4/30/2007        12,618                 13,925               13,612
     5/31/2007        12,541                 13,848               13,552
     6/30/2007        12,498                 13,810               13,481
     7/31/2007        12,589                 13,918               13,586
     8/31/2007        12,559                 13,894               13,527
     9/30/2007        12,697                 14,055               13,727
    10/31/2007        12,739                 14,111               13,789
    11/30/2007        12,805                 14,193               13,876
    12/31/2007        12,802                 14,198               13,915
     1/31/2008        12,979                 14,403               14,090
     2/28/2008        12,508                 13,889               13,445
     3/31/2008        12,808                 14,232               13,830
     4/30/2008        12,859                 14,288               13,992
     5/31/2008        12,935                 14,371               14,076
     6/30/2008        12,823                 14,246               13,917
     7/31/2008        12,886                 14,315               13,970
     8/31/2008        13,011                 14,455               14,134
     9/30/2008        12,578                 13,973               13,471
    10/31/2008        12,521                 13,908               13,333
    11/30/2008        12,536                 13,925               13,376
    12/31/2008        12,553                 13,943               13,571
     1/31/2009        13,048                 14,489               14,067
     2/28/2009        13,059                 14,501               14,141
     3/31/2009        13,012                 14,449               14,144
     4/30/2009        13,255                 14,718               14,426
     5/31/2009        13,398                 14,876               14,579
     6/30/2009        13,385                 14,861               14,443


----------
(1.) Barclays Capital Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an Index.

(2.) The chart compares the performance of the WELLS FARGO ADVANTAGE WISCONSIN
     TAX-FREE FUND Class A and Investor Class shares for the life of the Fund with the Barclays Capital Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A and Investor Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 4.50%.

                 Wells Fargo Advantage Municipal Income Funds 31


Performance Highlights (Unaudited)

                       WELLS FARGO ADVANTAGE WISCONSIN TAX-FREE FUND (CONTINUED)

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

- Good security selection, yield-curve exposure, and duration positioning offset the Fund's overweight in bonds rated BBB.

- The Puerto Rico sector underperformed, but the timing of our purchases and the types of Puerto Rico bonds that we bought helped the Fund's relative performance in this sector.

- The supply of local bonds exempt from both state and federal income taxes was limited, but toward the end of the 12-month period we bought some bonds at attractive levels in both the primary and secondary markets.

A TALE OF TWO MARKETS

During the first half of the 12-month period, we saw long-term municipal bond rates move higher while short-term rates moved lower; this effectively caused the yield curve from 2-30 year maturities to steepen by about 115 basis points (100 basis points equals 1.00%). At the same time, the yields on lower-quality bonds quickly moved higher as investors shunned risk. The six-month return on municipal bonds rated BBB was a negative 19.8%, while bonds rated AAA returned a positive 1.73%. General Obligation (GO) bonds returned 0.51%, while Revenue bonds returned a negative 6.07%. Finally, yields on municipal bonds rated AAA relative to U.S. Treasury bonds reached historically high levels; in other words, municipals dramatically underperformed Treasuries.

CREDIT QUALITY(3)
(AS OF JUNE 30, 2009)

                                  (PIE CHART)

AAA       (28%)
AA        (18%)
A         (18%)
BBB       (21%)
Unrated   (15%)

Significant negative performance started in September 2008, when Lehman Brothers filed for bankruptcy protection. Almost all risk-based assets underperformed Treasuries during the months that followed. The yields on long-term municipal bonds increased and the prices decreased as selling by leveraged investors escalated. Furthermore, negative returns within the sector led to large redemptions by mutual fund investors, which also caused further selling. Lower-quality credits saw their prices decline further as the extended economic decline started to negatively impact revenues for many municipalities.

By mid-December 2008, valuations for both higher-quality and lower-quality municipals reached historically high levels on a relative basis, and buyers returned to the market. The federal government (under the new administration) also started talking about a massive stimulus package that would benefit state and local governments. As fears subsided and

----------
(3.) The ratings indicated are from Standard & Poor's and/or Moody's Investors
     Service. Credit quality and effective maturity are calculated based on the total investments of the Fund, excluding cash and cash equivalents. It is subject to change and may have changed since the date specified.

                32 Wells Fargo Advantage Municipal Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE WISCONSIN TAX-FREE FUND (CONTINUED)

municipal bond returns improved, cash flows for mutual funds once again turned positive. While the yield curve continued to steepen, the performance of other credit sectors reversed. For example, the six-month return for BBB-rated municipals from December 31, 2008, through June 30, 2009, was 15.1%, compared with a return of 4.67% for AAA-rated bonds. GO bonds returned 4.24%, compared with Revenue bonds, which returned 8.61%. Yields on AAA-rated municipal bonds relative to Treasuries returned to more normalized levels as well.

GOOD SECURITY SELECTION, YIELD-CURVE EXPOSURE, AND DURATION POSITIONING OFFSET THE FUND'S OVERWEIGHT IN BONDS RATED BBB.

The Fund maintained an overall interest rate exposure that was less than the benchmark for the entire period. This helped performance during the first half of the period as intermediate- to longer-term rates moved higher but slightly hurt performance in the second half of the period, when all rates moved lower. However, performance was aided by an overweight in intermediate-term bonds and by selectively adding bonds when rates moved higher and selling when rates moved lower.

EFFECTIVE MATURITY DISTRIBUTION(3)
(AS OF JUNE 30, 2009)

                                  (PIE CHART)

0-1 Year      (22%)
1-5 Years     (20%)
6-10 Years    (24%)
11-20 Years   (26%)
20+ Years      (8%)

As we stated last year, we had been adding Puerto Rico bonds to the portfolio because the supply of Wisconsin bonds exempt from both state and federal income taxes was limited and valuations seemed too high to us. Since we were not very optimistic on the Puerto Rican economy, we tended to focus on buying prerefunded bonds or higher-quality issuers instead of buying the lower-rated GO credits. Even though the Barclays Capital Puerto Rico Index(4) underperformed the Barclays Capital Wisconsin Index(5), the timing of our purchases and the types of Puerto Rico bonds that we bought helped the Fund's relative performance in this sector.

The Fund was also overweight lower-quality bonds, especially BBB-rated issues. While this hurt the Fund's overall performance, once again, good security selection and sector allocation within the BBB-rated group allowed our holdings to substantially outperform the Barclays Credit BBB Index. Therefore, the impact on overall performance was moderate. We also had limited exposure to several sectors that performed very poorly, including health care, industrial-development revenue bonds, pollution-control revenue bonds, and tobacco bonds.

We have recently seen an increase in the supply of double-exempt Wisconsin bonds within both the primary and secondary marketplaces. Since valuations now look

----------
(4.) The Barclays Capital Puerto Rico Municipal Bond Index is subset of the
     Barclays Capital Municipal Bond Index which is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

(5.) The Barclays Capital Wisconsin Municipal Bond Index is subset of the
     Barclays Capital Municipal Bond Index which is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

                Wells Fargo Advantage Municipal Income Funds 33


Performance Highlights (Unaudited)

                       WELLS FARGO ADVANTAGE WISCONSIN TAX-FREE FUND (CONTINUED)

more attractive relative to where they were 6-12 months ago, we have been able to add some of these Wisconsin bonds to the portfolio. Most of these credits are issued by local community-development districts and tend to be supported by a GO appropriation pledge as well. That said, with the downturn in the economy, development within these districts has moderated or actually declined, and local government budgets are being pressured as well. Therefore, we focused on districts that have good interest rate levels and that are in communities with higher GO ratings.

VALUATIONS STILL LOOK VERY COMPELLING TO US, BUT WE BELIEVE
THAT RESEARCH AND DIVERSIFICATION ARE THE KEYS TO LONG-TERM SUCCESS.

Shortly after the end of the period, the state of California issued IOUs instead of making cash payments to several vendors. The legislature had not yet reached a budget agreement, and the projected state budget deficits for 2010 and beyond seemed to be growing on a daily basis. One of the rating agencies also downgraded California municipal bonds to a BBB rating. This has caused investors to once again direct their attention to the declining fundamentals across the entire municipal marketplace. Unfortunately, many states used the federal stimulus dollars that they had received as a stop-gap measure to balance current budgets, but they failed to address structural deficits on a go-forward basis. Therefore, barring another round of federal stimulus dollars or a quick economic recovery, we believe that a large number of municipal credits will face credit downgrades.

While we agree that additional municipal credit downgrades will likely occur, we believe that default rates will likely increase and volatility will likely remain high. We also think that valuations for many good credits presently remain at attractive levels. However, we believe that it will be especially important for investors to know and understand each credit that they buy, and that it will be equally important to build a diversified portfolio because of the ongoing risks in specific securities. To that end, we have recently added two additional analysts to our team, bringing the total to eight. We are also directing our attention to revenue bonds that have what we believe to be more predictable revenue streams compared with GO credits. While ultimate loss rates on GO credits have historically been low, their revenue streams are under extreme pressure. The primary sources of revenue for most GO credits are property, sales, and personal income taxes. Barring a broad economic recovery, we believe it is likely that further revenue declines are in store. Many GO credits also have large, unfunded pension and other post-employment benefits that add to current pressures.

Our active management style and relative value approach have historically allowed us to take advantage of opportunities presented during times of uncertainty. In light of present market conditions, our intention is to build broadly diversified portfolios and to be very selective regarding what sectors and types of credits we are buying. While near term volatility will likely remain high in our estimation, we think favorable opportunities now exist for investors who can take advantage of the benefits of buying tax-exempt bonds. At this time, we believe that the municipal asset class looks very attractive compared with other, higher-risk, fixed-income sectors.

                34 Wells Fargo Advantage Municipal Income Funds


                                              Performance Highlights (Unaudited)

WELLS FARGO ADVANTAGE WISCONSIN TAX-FREE FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(6) (%) (AS OF JUNE 30, 2009)

                                      Including Sales Charge                  Excluding Sales Charge             Expense Ratio
                             ---------------------------------------  ---------------------------------------  ----------------
WISCONSIN TAX-FREE FUND      6 Months*  1 Year  5 Year  Life of Fund  6 Months*  1 Year  5 Year  Life of Fund  Gross(7)  Net(8)
-----------------------      ---------  ------  ------  ------------  ---------  ------  ------  ------------  --------  ------
Class A (WWTFX)                1.82     (0.33)   2.58       3.60        6.63      4.38    3.52      4.19         0.99%    0.70%
Class C (WWTCX)                5.19      2.54    3.32       3.89        6.19      3.54    3.32      3.89         1.74%    1.49%
Investor Class (SWFRX)                                                  6.58      4.31    4.14      4.93         1.04%    0.75%
Barclays Capital
   Municipal Bond Index(1)                                              6.42      3.77    4.14      5.00

*    Returns for periods of less than one year are not annualized.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 4.50%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Active trading results in increased turnover and trading expenses, and may generate higher short-term capital gains. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to Wisconsin municipal securities risk, Puerto Rico municipal securities risk and high-yield securities risk. Consult the Fund's prospectus for additional information on these and other risks. A portion of the Fund's income may be subject to federal, state, and/or local income taxes or the alternative minimum tax (AMT). Any capital gains distributions may be taxable.

----------
(6.) Performance shown prior to the inception of Class C shares on December 26, 2002, reflects the performance of the Investor Class shares, adjusted to reflect Class C sales charges and expenses. Performance shown prior to the inception of Class A shares on March 31, 2008, reflects the performance of the Class C shares, and include expenses that are not applicable to and are higher than those of the Class A shares, adjusted to reflect Class A sales charges. Returns for the Index shown in the Life of Fund column are as of the Fund inception date.

(7.) Reflects the gross expense ratio as stated in the November 1, 2008, prospectus.

(8.) The investment adviser has contractually committed through October 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown. Without these reductions, the Fund's returns would have been lower.

                 Wells Fargo Advantage Municipal Income Funds 35


Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire six-month period, from January 1, 2009 to June 30, 2009.

ACTUAL EXPENSES

The "Actual" line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Actual" line under the heading entitled "Expenses Paid During Period" for your applicable class of shares to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The "Hypothetical" line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the "Hypothetical" line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                 Beginning         Ending        Expenses
                                                               Account Value   Account Value   Paid During    Net Annual
                                                                 01-01-2009      06-30-2009     Period(1)    Expense Ratio
                                                               -------------   -------------   -----------   -------------
WELLS FARGO ADVANTAGE INTERMEDIATE TAX/AMT-FREE FUND
CLASS A
   Actual                                                        $1,000.00       $1,079.20        $3.61          0.70%
   Hypothetical (5% Return before expenses)                      $1,000.00       $1,021.32        $3.51          0.70%
CLASS C
   Actual                                                        $1,000.00       $1,075.20        $7.46          1.45%
   Hypothetical (5% Return before expenses)                      $1,000.00       $1,017.60        $7.25          1.45%
ADMINISTRATOR CLASS
   Actual                                                        $1,000.00       $1,079.80        $3.09          0.60%
   Hypothetical (5% Return before expenses)                      $1,000.00       $1,021.82        $3.01          0.60%
INSTITUTIONAL CLASS
   Actual                                                        $1,000.00       $1,080.70        $2.17          0.42%
   Hypothetical (5% Return before expenses)                      $1,000.00       $1,022.71        $2.11          0.42%
INVESTOR CLASS
   Actual                                                        $1,000.00       $1,079.00        $3.87          0.75%
   Hypothetical (5% Return before expenses)                      $1,000.00       $1,021.08        $3.76          0.75%

                 36 Wells Fargo Advantage Municipal Income Funds


                                                       Fund Expenses (Unaudited)

                                                                 Beginning        Ending        Expenses
                                                               Account Value   Account Value   Paid During    Net Annual
                                                                 01-01-2009      06-30-2009     Period(1)    Expense Ratio
                                                               -------------   -------------   -----------   -------------
WELLS FARGO ADVANTAGE MUNICIPAL BOND FUND
Wells Fargo Advantage Municipal Bond Fund
CLASS A
   Actual                                                        $1,000.00       $1,128.60        $3.96          0.75%
   Hypothetical (5% Return before expenses)                      $1,000.00       $1,021.08        $3.76          0.75%
CLASS B
   Actual                                                        $1,000.00       $1,121.90        $7.89          1.50%
   Hypothetical (5% Return before expenses)                      $1,000.00       $1,017.36        $7.50          1.50%
CLASS C
   Actual                                                        $1,000.00       $1,124.40        $7.90          1.50%
   Hypothetical (5% Return before expenses)                      $1,000.00       $1,017.36        $7.50          1.50%
ADMINISTRATOR CLASS
   Actual                                                        $1,000.00       $1,128.20        $3.17          0.60%
   Hypothetical (5% Return before expenses)                      $1,000.00       $1,021.82        $3.01          0.60%
INSTITUTIONAL CLASS
   Actual                                                        $1,000.00       $1,129.10        $2.22          0.42%
   Hypothetical (5% Return before expenses)                      $1,000.00       $1,022.71        $2.11          0.42%
INVESTOR CLASS
   Actual                                                        $1,000.00       $1,128.30        $4.22          0.80%
   Hypothetical (5% Return before expenses)                      $1,000.00       $1,020.83        $4.01          0.80%

WELLS FARGO ADVANTAGE SHORT-TERM MUNICIPAL BOND FUND
CLASS A
   Actual                                                        $1,000.00       $1,063.70        $3.07          0.60%
   Hypothetical (5% Return before expenses)                      $1,000.00       $1,021.82        $3.01          0.60%
CLASS C
   Actual                                                        $1,000.00       $1,059.70        $6.89          1.35%
   Hypothetical (5% Return before expenses)                      $1,000.00       $1,018.10        $6.76          1.35%
INSTITUTIONAL CLASS
   Actual                                                        $1,000.00       $1,065.30        $2.05          0.40%
   Hypothetical (5% Return before expenses)                      $1,000.00       $1,022.81        $2.01          0.40%
INVESTOR CLASS
   Actual                                                        $1,000.00       $1,063.30        $3.38          0.66%
   Hypothetical (5% Return before expenses)                      $1,000.00       $1,021.52        $3.31          0.66%

WELLS FARGO ADVANTAGE ULTRA SHORT-TERM MUNICIPAL INCOME FUND
CLASS A
   Actual                                                        $1,000.00       $1,041.50        $3.39          0.67%
   Hypothetical (5% Return before expenses)                      $1,000.00       $1,021.47        $3.36          0.67%
CLASS C
   Actual                                                        $1,000.00       $1,035.30        $7.17          1.42%
   Hypothetical (5% Return before expenses)                      $1,000.00       $1,017.75        $7.10          1.42%
INSTITUTIONAL CLASS
   Actual                                                        $1,000.00       $1,043.20        $1.87          0.37%
   Hypothetical (5% Return before expenses)                      $1,000.00       $1,022.96        $1.86          0.37%
INVESTOR CLASS
   Actual                                                        $1,000.00       $1,039.10        $3.64          0.72%
   Hypothetical (5% Return before expenses)                      $1,000.00       $1,021.22        $3.61          0.72%

                 Wells Fargo Advantage Municipal Income Funds 37


Fund Expenses (Unaudited)

                                                                 Beginning         Ending        Expenses
                                                               Account Value   Account Value   Paid During     Net Annual
                                                                 01-01-2009      06-30-2009     Period(1)    Expense Ratio
                                                               -------------   -------------   -----------   -------------
WELLS FARGO ADVANTAGE WISCONSIN TAX-FREE FUND
CLASS A
   Actual                                                        $1,000.00       $1,066.30        $3.59          0.70%
   Hypothetical (5% Return before expenses)                      $1,000.00       $1,021.32        $3.51          0.70%
CLASS C
   Actual                                                        $1,000.00       $1,061.90        $7.62          1.49%
   Hypothetical (5% Return before expenses)                      $1,000.00       $1,017.41        $7.45          1.49%
INVESTOR CLASS
   Actual                                                        $1,000.00       $1,065.80        $3.84          0.75%
   Hypothetical (5% Return before expenses)                      $1,000.00       $1,021.08        $3.76          0.75%

----------
(1.) Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period divided by 365 (to reflect the one-half year period).

38 Wells Fargo Advantage Municipal Income Funds


                                         Portfolio of Investments--June 30, 2009

INTERMEDIATE TAX/AMT-FREE FUND

PRINCIPAL    SECURITY NAME                                                             INTEREST RATE   MATURITY DATE       VALUE
----------   -------------                                                             -------------   -------------   ------------
MUNICIPAL BONDS & NOTES: 98.22%
ALABAMA: 2.01%
$  275,000   COUNTY OF JEFFERSON AL SEWER REVENUE SERIES C-2 (SEWER REVENUE, FGIC
             INSURED)+/-ss                                                                 0.88%         02/01/2042    $     93,500
 1,525,000   COUNTY OF JEFFERSON AL SEWER REVENUE SERIES C-5 (SEWER REVENUE, XL
             CAPITAL ASSURANCE COMPANY INSURED)+/-ss                                       0.95          02/01/2040         518,500
   225,000   COUNTY OF JEFFERSON AL SEWER REVENUE SERIES C-9 (SEWER REVENUE, FIRST
             SECURITY BANK LOC)+/-ss                                                       0.48          02/01/2042          76,500
 2,450,000   COUNTY OF JEFFERSON AL WATERS SUB-SERIES B-1-C (SEWER REVENUE, FGIC
             INSURED)+/-ss                                                                 0.95          02/01/2042         833,000
 2,500,000   EAST ALABAMA HEALTH CARE AUTHORITY SERIES B (HOSPITAL REVENUE)+/-ss           5.00          09/01/2033       2,527,925
 1,000,000   JEFFERSON COUNTY AL SCHOOL WARRANTS (LEASE REVENUE, FIRST SECURITY BANK
             LOC)                                                                          5.20          02/15/2012         915,400
 3,480,000   JEFFERSON COUNTY AL SERIES B8 (SEWER REVENUE, FIRST SECURITY BANK LOC)        5.25          02/01/2016       2,798,929
 3,000,000   MOBILE AL INDUSTRIAL DEVELOPMENT BOARD ALABAMA POWER COMPANY BARRY
             SERIES C (POWER REVENUE)+/-ss                                                 5.00          06/01/2034       3,089,490
                                                                                                                         10,853,244
                                                                                                                       ------------
ALASKA: 0.64%
   350,000   ALASKA ENERGY AUTHORITY BRADLEY LAKE FOURTH SERIES (ELECTRIC REVENUE
             LOC)                                                                          6.00          07/01/2015         386,831
 3,000,000   ALASKA HOUSING FINANCE CORPORATION SERIES B (HOUSING REVENUE,
             LANDESBANK HESSEN-THUERINGEN LOC)+/-ss                                        2.50          12/01/2041       3,000,000
    55,000   NORTHERN TOBACCO SECURITIZATION CORPORATION AK TOBACCO SETTLEMENT
             REVENUE ASSET-BACKED                                                          4.80          06/01/2011          58,898
                                                                                                                          3,445,729
                                                                                                                       ------------
ARIZONA: 3.01%
   250,000   ARIZONA HEALTH FACILITIES AUTHORITY PHOENIX CHILDREN'S HOSPITAL
             SERIES A PREREFUNDED (HOSPITAL REVENUE)ss                                     5.25          02/15/2013         266,040
 4,875,000   ARIZONA HEALTH FACILITIES AUTHORITY PHOENIX CHILDREN'S HOSPITAL
             SERIES B (HOSPITAL REVENUE)+/-ss                                              1.45          02/01/2042       4,209,563
   215,000   ESTRELLA AZ MOUNTAIN RANCH COMMUNITY FACILITIES DISTRICT (PROPERTY TAX
             REVENUE)                                                                      5.10          07/15/2013         197,452
   230,000   ESTRELLA AZ MOUNTAIN RANCH COMMUNITY FACILITIES DISTRICT (PROPERTY TAX
             REVENUE)                                                                      5.20          07/15/2014         207,386
   125,000   ESTRELLA AZ MOUNTAIN RANCH COMMUNITY FACILITIES DISTRICT (PROPERTY TAX
             REVENUE)                                                                      5.25          07/15/2015         109,594
   200,000   ESTRELLA AZ MOUNTAIN RANCH COMMUNITY FACILITIES DISTRICT (PROPERTY TAX
             REVENUE)                                                                      5.38          07/15/2016         171,754
   200,000   ESTRELLA AZ MOUNTAIN RANCH COMMUNITY FACILITIES DISTRICT (PROPERTY TAX
             REVENUE)                                                                      5.45          07/15/2017         167,026
 1,000,000   ESTRELLA AZ MOUNTAIN RANCH COMMUNITY FACILITIES DISTRICT (PROPERTY TAX
             REVENUE)                                                                      5.90          07/15/2022         767,320
   950,000   GILBERT AZ WATER RESERVE MUNICIPAL PROPERTY CORPORATION SUB LIEN (WATER
             REVENUE)                                                                      4.75          10/01/2032         875,786
 2,950,000   GOODYEAR AZ MCDOWELL ROAD COMMERCIAL CORRIDOR IMPROVEMENT DISTRICT
             (SPECIAL TAX REVENUE, AMBAC INSURED)                                          5.25          01/01/2020       2,917,196
   915,000   PINAL COUNTY AZ ELECTRIC DISTRICT # 4 (ELECTRIC REVENUE)                      4.75          12/01/2015         838,296
   250,000   PINAL COUNTY AZ ELECTRIC DISTRICT # 4 (ELECTRIC REVENUE)                      5.25          12/01/2018         226,263
 2,000,000   SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT & POWER DISTRICT SERIES A
             (ELECTRIC REVENUE)                                                            5.00          01/01/2024       2,121,080
   245,000   SCOTTSDALE WATERFRONT COMMERCIAL COMMUNITY FACILITIES DISTRICT AZ
             (PROPERTY TAX REVENUE)++                                                      5.35          07/15/2017         203,191
   250,000   SCOTTSDALE WATERFRONT COMMERCIAL COMMUNITY FACILITIES DISTRICT AZ
             (PROPERTY TAX REVENUE)++                                                      5.75          07/15/2022         188,978
 2,400,000   SURPRISE AZ MUNICIPAL PROPERTY CORPORATION (WATER & WASTEWATER
             AUTHORITY REVENUE)                                                            4.70          04/01/2022       1,927,272
   625,000   VERRADO AZ COMMUNITY FACILITIES DISTRICT # 1 (OTHER REVENUE)                  4.85          07/15/2014         579,319
   325,000   VERRADO AZ COMMUNITY FACILITIES DISTRICT # 1 (OTHER REVENUE)                  6.00          07/15/2013         319,859
                                                                                                                         16,293,375
                                                                                                                       ------------
ARKANSAS: 0.28%
 1,530,000   ROGERS AR CAPITAL IMPROVEMENT (PROPERTY TAX REVENUE, XCLA INSURED)            4.25          03/01/2031       1,516,444
                                                                                                                       ------------

                Wells Fargo Advantage Municipal Income Funds 39


Portfolio of Investments--June 30, 2009

INTERMEDIATE TAX/AMT-FREE FUND

PRINCIPAL    SECURITY NAME                                                             INTEREST RATE   MATURITY DATE       VALUE
----------   -------------                                                             -------------   -------------   ------------
CALIFORNIA: 10.47%
$5,590,000   ALAMEDA CORRIDOR TRANSPORTATION AUTHORITY SUB LIEN SERIES A
             (TRANSPORTATION REVENUE)##                                                    5.81%         10/01/2018    $  3,289,659
 4,815,000   ALHAMBRA CA POLICE FACILITIES (LEASE REVENUE, AMBAC INSURED)                  6.75          09/01/2023       5,547,121
 1,500,000   CALIFORNIA STATE DEPARTMENT OF WATER RESOURCES (WATER REVENUE)                5.00          05/01/2021       1,552,650
 1,865,000   CALIFORNIA STATE DEPARTMENT OF WATER RESOURCES SERIES AF (WATER
             REVENUE)                                                                      5.00          12/01/2021       2,024,607
 4,200,000   CALIFORNIA STATEWIDE CDA KAISER PERMANENTE SERIES B (HOSPITAL REVENUE,
             BHAC CREDIT)+/-ss                                                             1.59          04/01/2036       2,483,250
   300,000   CAMPBELL CALIFORNIA UNION HIGH SCHOOL DISTRICT (PROPERTY TAX REVENUE)         4.00          08/01/2019         302,223
 1,000,000   CAMPBELL CALIFORNIA UNION HIGH SCHOOL DISTRICT (PROPERTY TAX REVENUE)         5.00          08/01/2030         990,950
 4,300,000   CHAWANAKEE CA USD SERIES A (LEASE REVENUE)+/-ss                               6.00          05/01/2039       4,311,610
 1,800,000   DINUBA CA REDEVELOPMENT AGENCY MERGED CITY REDEVELOPMENT PROJECT # 2
             (OTHER REVENUE)                                                               4.45          10/01/2011       1,743,264
 1,900,000   FOOTHILL CA EASTERN TRANSPORTATION CORRIDOR AGENCY (TOLL ROAD REVENUE)        5.25          07/15/2010       1,866,807
 2,565,000   LAKESIDE CA UNION SCHOOL DISTRICT BAN ELECTION 2008 SERIES A
             (PROPERTY TAX REVENUE)##                                                      4.79          06/01/2014       2,032,044
 3,000,000   LOS ANGELES CA HARBOR DEPARTMENT SERIES C (AIRPORT REVENUE)%%                 5.00          08/01/2021       3,158,880
 3,000,000   LOS ANGELES CA METROPOLITAN TRANSPORTATION AUTHORITY SERIES B
             (SALES TAX REVENUE)                                                           4.00          07/01/2020       2,947,560
 1,785,000   LOS ANGELES CA USD SERIES A-2 (PROPERTY TAX REVENUE, MBIA INSURED)            5.00          07/01/2020       1,824,895
 1,315,000   NEVADA CA (LEASE REVENUE, MBIA INSURED)                                       5.25          10/01/2019       1,282,848
 2,000,000   NORTHERN CA GAS AUTHORITY # 1 (OTHER REVENUE)+/-ss                            1.41          07/01/2017       1,521,000
 5,500,000   NORTHERN CA GAS AUTHORITY # 1 (UTILITIES REVENUE)+/-ss                        1.44          07/01/2019       3,797,750
   400,000   RANCHO MIRAGE CA JOINT POWERS FINANCING AUTHORITY EISENHOWER MEDICAL
             CENTER SERIES B (HOSPITAL REVENUE, MBIA INSURED)                              4.88          07/01/2022         363,136
 2,000,000   SACRAMENTO CA CITY FINANCING AUTHORITY SERIES A (LEASE REVENUE, AMBAC
             INSURED)                                                                      5.40          11/01/2020       2,052,540
 2,240,000   SACRAMENTO CA CITY FINANCING AUTHORITY SERIES B (LEASE REVENUE)               5.40          11/01/2020       2,298,845
 5,000,000   SAN DIEGO USD CA ELECTION 1998 SERIES E 2 (PROPERTY TAX REVENUE, FIRST
             SECURITY BANK LOC)                                                            5.50          07/01/2027       5,431,350
 2,750,000   SAN JOAQUIN CA DELTA COMMUNITY COLLEGE DISTRICT ELECTION 2004 CAPITAL
             APPRECIATION SERIES B (PROPERTY TAX REVENUE, FIRST SECURITY BANK LOC)##       4.02          08/01/2018       1,914,798
 1,500,000   SANTA BARBARA CA FINANCING AUTHORITY AIRPORT PROJECT (AIRPORT REVENUE)        5.00          07/01/2039       1,402,920
   225,000   SANTA ROSA CA RANCHERIA TACHI YOKUT TRIBE ENTERPRISE (OTHER REVENUE)++        4.50          03/01/2011         214,614
   100,000   SOUTHERN CA PUBLIC POWER AUTHORITY (PROJECT REVENUE)                          6.75          07/01/2013         116,757
 2,000,000   SOUTHERN CA PUBLIC POWER AUTHORITY SOUTHERN TRANSMISSION PROJECT SERIES
             S (ELECTRIC REVENUE)                                                          5.75          07/01/2024       2,121,060
                                                                                                                         56,593,138
                                                                                                                       ------------
COLORADO: 2.52%
 1,370,000   COLORADO ECFA CHARTER SCHOOL MONUMENT ACADEMY PROJECT (OTHER REVENUE)         5.50          10/01/2017       1,173,200
 4,000,000   COLORADO HEALTH FACILITIES AUTHORITY CATHOLIC HEALTH INITIATIVES SERIES
             A (HCFR)                                                                      5.50          03/01/2032       4,067,080
 1,000,000   COLORADO HEALTH FACILITIES AUTHORITY CATHOLIC HEALTH INITIATIVES SERIES
             D2 (HFFA REVENUE)+/-ss                                                        5.25          10/01/2038       1,053,720
 7,375,000   DENVER CO HEALTH & HOSPITAL AUTHORITY SERIES B (HCFR)+/-ss                    1.55          12/01/2033       3,622,969
 1,500,000   E-470 PUBLIC HIGHWAY AUTHORITY CO SERIES B2 (OTHER REVENUE, MBIA
             INSURED)+/-ss                                                                 5.00          09/01/2039       1,522,650
 1,000,000   E-470 PUBLIC HIGHWAY AUTHORITY CO SERIES C2 (OTHER REVENUE, MBIA
             INSURED)+/-ss                                                                 5.00          09/01/2039       1,001,910
 1,000,000   E-470 PUBLIC HIGHWAY AUTHORITY CO SERIES D2 (OTHER REVENUE, MBIA
             INSURED)+/-ss                                                                 5.00          09/01/2039       1,001,870
   250,000   NORTH RANGE METRO DISTRICT # 1 CO (PROPERTY TAX REVENUE, ACA INSURED)         5.00          12/15/2015         205,228
                                                                                                                         13,648,627
                                                                                                                       ------------
FLORIDA: 9.43%
 1,150,000   AVE MARIA STEWARDSHIP COMMUNITY DEVELOPMENT DISTRICT FL (OTHER REVENUE)       4.80          11/01/2012         775,066
 1,500,000   BROWARD COUNTY FL HEALTH FACILITIES AUTHORITY CATHOLIC HEALTH SERVICES
             (HCFR, SUNTRUST BANK LOC)                                                     5.50          08/15/2014       1,541,625
 1,325,000   CONNERTON WEST COMMUNITY DEVELOPMENT DISTRICT FL SERIES B (OTHER
             REVENUE)                                                                      5.13          05/01/2016         624,380
 1,000,000   FLORIDA STATE BOARD OF EDUCATION SERIES B (OTHER REVENUE, MBIA INSURED)       5.00          07/01/2017       1,057,030

                40 Wells Fargo Advantage Municipal Income Funds


                                         Portfolio of Investments--June 30, 2009

INTERMEDIATE TAX/AMT-FREE FUND

PRINCIPAL    SECURITY NAME                                                             INTEREST RATE   MATURITY DATE       VALUE
----------   -------------                                                             -------------   -------------   ------------
FLORIDA (continued)
$2,000,000   FLORIDA STATE BOARD OF EDUCATION SERIES C (OTHER REVENUE, MBIA INSURED)       5.25%          01/01/2018   $  2,085,700
 2,000,000   FLORIDA STATE BOARD OF EDUCATION SERIES D (PROPERTY TAX REVENUE)              5.00           06/01/2021      2,094,040
   515,000   FLORIDA STATE JACKSONVILLE TRANSPORTATION AUTHORITY (TAX REVENUE)             9.20           01/01/2015        632,296
 1,650,000   GULF BREEZE FL (OTHER REVENUE, FGIC INSURED)                                  5.00           12/01/2020      1,549,466
   750,000   GULF BREEZE FL MIAMI BEACH LOCAL GOVERNMENT SERIES B
             (OTHER REVENUE LOC)                                                           4.75           12/01/2015        783,000
   850,000   GULF BREEZE FL REVENUE PUTTABLE (GO STATES, TERRITORIES LOC, FGIC
             INSURED)SS                                                                    5.50           12/01/2015        855,245
 4,930,000   HILLSBOROUGH COUNTY FL IDA (OTHER REVENUE, AMBAC INSURED)+/-ss                5.00           12/01/2034      5,009,077
 2,755,000   HILLSBOROUGH COUNTY SCHOOL BOARD (LEASE REVENUE, MBIA INSURED)                5.25           07/01/2017      2,925,838
 3,000,000   JEA FLORIDA SUB-SERIES B (ELECTRIC REVENUE)                                   5.00           10/01/2019      3,075,990
 1,000,000   MIAMI DADE COUNTY FL EDUCATIONAL FACILITIES AUTHORITY UNIVERSITY OF
             MIAMI SERIES A (COLLEGE & UNIVERSITY REVENUE)                                 5.25           04/01/2016      1,071,310
 2,825,000   MIAMI DADE COUNTY FL HEALTH FACILITIES AUTHORITY MIAMI CHILDRENS
             SERIES A (HOSPITAL REVENUE, MBIA INSURED)+/-ss                                4.55           08/01/2046      2,826,554
   660,000   MIAMI DADE COUNTY FL SCHOOL BOARD SERIES B (LEASE REVENUE, FGIC
             INSURED)                                                                      5.00           05/01/2016        682,334
 3,000,000   MIAMI DADE COUNTY FL SERIES A (AIRPORT REVENUE)                               5.50           10/01/2019      3,083,760
 2,950,000   MIAMI DADE COUNTY FL SERIES C (WATER REVENUE, BHAC CREDIT)                    5.00           10/01/2024      3,050,271
 1,165,000   NORTH BREVARD COUNTY FL HOSPITAL DISTRICT PARRISH MEDICAL CENTER
             PROJECT (HOSPITAL REVENUE)                                                    4.75           10/01/2013      1,206,404
 1,080,000   NORTH BREVARD COUNTY FL HOSPITAL DISTRICT PARRISH MEDICAL CENTER
             PROJECT (HOSPITAL REVENUE)                                                    5.00           10/01/2015      1,116,212
 1,310,000   NORTH BREVARD COUNTY FL HOSPITAL DISTRICT PARRISH
             MEDICAL CENTER PROJECT (HOSPITAL REVENUE)                                     5.25           10/01/2017      1,365,086
 1,500,000   OKEECHOBEE COUNTY FL DISPOSAL WASTE MANAGEMENT LANDFILL SERIES A (PCR)        5.00           07/01/2039      1,500,000
 3,605,000   ORLANDO FL HOUSING AUTHORITY WEST OAKS APARTMENTS PROJECTS PUTTABLE
             (HOUSING REVENUE, FNMA)ss                                                     5.05           08/01/2033      3,817,551
 1,250,000   PALM BEACH COUNTY FL BIOMEDICAL RESEARCH PARK  PROJECT SERIES C
             (OTHER REVENUE, XLCA INSURED)                                                 5.00           11/01/2017      1,354,025
 3,200,000   PUTNAM COUNTY FL DEVELOPMENT AUTHORITY SEMINOLE PROJECT SERIES A
             (OTHER REVENUE, AMBAC INSURED)+/-ss                                           5.35           03/15/2042      3,194,624
 1,000,000   SOUTH BROWARD HOSPITAL DISTRICT FL SERIES A
             (HOSPITAL REVENUE, MBIA INSURED)                                              5.00           05/01/2011      1,036,340
 2,500,000   UNIVERSITY OF NORTH FLORIDA FINANCE CORPORATION HOUSING PROJECT
             (COLLEGE & UNIVERSITY REVENUE, FGIC INSURED)                                  5.00           11/01/2016      2,675,675
                                                                                                                         50,988,899
                                                                                                                       ------------
GEORGIA: 1.14%
 1,000,000   FORSYTH COUNTY GA HOSPITAL AUTHORITY GEORGIA BAPTIST HEALTHCARE SYSTEMS
             PROJECT (HCFR)                                                                6.25           10/01/2018      1,155,150
    10,000   GEORGIA MUNICIPAL ELECTRIC AUTHORITY POWER REVENUE PREREFUNDED SERIES Y
             (ELECTRIC REVENUE LOC, MBIA INSURED)ss                                        6.50           01/01/2017         11,933
   690,000   GEORGIA MUNICIPAL ELECTRIC AUTHORITY POWER REVENUE SERIES Y (ELECTRIC
             REVENUE LOC, MBIA INSURED)                                                    6.50           01/01/2017        777,996
 3,000,000   GWINNETT COUNTY GA DEVELOPMENT AUTHORITY PUBLIC SCHOOLS PROJECT
             (LEASE REVENUE, MBIA INSURED)                                                 5.25           01/01/2020      3,233,580
 1,000,000   MAIN STREET NATURAL GAS INCORPORATED SERIES A (UTILITIES REVENUE)             5.00           09/15/2010        992,280
                                                                                                                          6,170,939
                                                                                                                       ------------
GUAM: 0.86%
 2,195,000   GUAM EDUCATION FINANCING FOUNDATION COP GUAM PUBLIC SCHOOL FACILITIES
             PROJECT SERIES A (EDUCATIONAL FACILITIES REVENUE)                             5.00           10/01/2017      2,018,632
 1,000,000   GUAM EDUCATION FINANCING FOUNDATION GUAM PUBLIC SCHOOLS FACILITIES
             PROJECT SERIES A (LEASE REVENUE)                                              5.00           10/01/2015        947,900
 1,635,000   TERRITORY OF GUAM SECTION 30 SERIES A (OTHER REVENUE)                         5.00           12/01/2014      1,675,205
                                                                                                                          4,641,737
                                                                                                                       ------------

                 Wells Fargo Advantage Municipal Income Funds 41


Portfolio of Investments--June 30, 2009

INTERMEDIATE TAX/AMT-FREE FUND

 PRINCIPAL    SECURITY NAME                                                            INTEREST RATE   MATURITY DATE       VALUE
-----------   -------------                                                            -------------   -------------   ------------
ILLINOIS: 6.84%
$   195,000   AURORA IL SERIES B                                                            4.90%        12/30/2011    $    183,407
 10,515,000   CHICAGO IL BOARD OF EDUCATION CAPITAL APPRECIATION SCHOOL
              REFORM SERIES A (PROPERTY TAX REVENUE, FGIC INSURED)##                        5.50         12/01/2022       5,078,219
    555,000   CHICAGO IL SERIES A PREREFUNDED (PROPERTY TAX REVENUE, MBIA
              INSURED)SS+                                                                   3.14         01/01/2016         595,221
  3,180,000   CITY OF CHICAGO IL SERIES C (PROPERTY TAX REVENUE)                            5.00         01/01/2024       3,279,502
    580,000   EUREKA IL EUREKA COLLEGE PROJECT SERIES 1998B (COLLEGE &
              UNIVERSITY REVENUE,
              MBIA INSURED)                                                                 7.00         01/01/2019         534,308
  1,075,000   HAMPSHIRE IL SPECIAL SERVICE AREA # 19 CROWN DEVELOPMENT
              PRAIRIE RIDGE EAST B (SPECIAL TAX REVENUE)                                    5.63         03/01/2022         652,439
    800,000   HARVEY IL SERIES A (PROPERTY TAX REVENUE)                                     5.50         12/01/2027         729,960
  1,905,000   HUNTLEY IL SPECIAL SERVICE AREA # 9 (SPECIAL TAX REVENUE,
              GUARANTEE AGREEMENT)                                                          4.60         03/01/2017       2,006,041
  1,550,000   ILLINOIS FINANCE AUTHORITY DEPAUL UNIVERSITY SERIES A (COLLEGE
              & UNIVERSITY REVENUE, XL CAPITAL ASSURANCE COMPANY INSURED)                   5.00         10/01/2019       1,551,287
  1,840,000   ILLINOIS FINANCE AUTHORITY EAST ST. LOUIS PROJECT (PROPERTY
              TAX REVENUE, XLCA)                                                            5.00         11/15/2013       1,785,775
  1,570,000   ILLINOIS FINANCE AUTHORITY NEW MONEY COMMUNITY
              REHABILITATION SERIES A
              (OTHER REVENUE)                                                               4.90         07/01/2013       1,518,535
  2,020,000   ILLINOIS FINANCE AUTHORITY NEW MONEY COMMUNITY
              REHABILITATION SERIES A
              (OTHER REVENUE)                                                               4.95         07/01/2014       1,932,857
  3,345,000   ILLINOIS FINANCING AUTHORITY CHILDREN'S MEMORIAL HOSPITAL
              SERIES B (HOSPITAL REVENUE)                                                   5.25         08/15/2016       3,450,000
    580,000   ILLINOIS HEALTH FACILITIES AUTHORITY MICHAEL REESE HOSPITAL
              SERIES A
              (HOSPITAL REVENUE, FIRST SECURITY BANK LOC)                                   7.60         02/15/2019         714,427
    620,000   ILLINOIS MERCY HOSPITAL & MEDICAL CENTER (HOSPITAL REVENUE)                  10.00         01/01/2015         770,803
  1,000,000   LAKE COUNTY IL COMMUNITY HIGH SCHOOL DISTRICT # 117 CAPITAL
              APPRECIATION SERIES B
              (PROPERTY TAX REVENUE, FGIC INSURED)##                                        4.80         12/01/2016         703,380
  1,200,000   NORTHERN COOK COUNTY IL SOLID WASTE AGENCY SERIES A (SOLID
              WASTE REVENUE, MBIA INSURED)                                                  5.00         05/01/2013       1,300,212
  1,225,000   SOUTHWESTERN IL DEVELOPMENT FINANCE AUTHORITY LOCAL
              GOVERNMENT PROGRAM
              COLLINSVILLE LIMITED (SALES TAX REVENUE)                                      5.00         03/01/2025         903,401
    455,000   TAZEWELL COUNTY IL SCHOOL DISTRICT # 51 (PROPERTY TAX
              REVENUE, FGIC INSURED)                                                        9.00         12/01/2017         611,634
    535,000   TAZEWELL COUNTY IL SCHOOL DISTRICT # 51 (PROPERTY TAX
              REVENUE, FGIC INSURED)                                                        9.00         12/01/2018         726,546
  2,805,000   VILLAGE OF HAWTHORN WOODS IL AQUATIC CENTER PROJECT (OTHER
              REVENUE)                                                                      4.75         12/30/2017       2,297,295
  9,730,000   WILL COUNTY IL COMMUNITY SCHOOL DISTRICT # 201-U FGIC INSURED
              (GO - SCHOOL DISTRICTS)##                                                     5.88         11/01/2018       5,663,152
                                                                                                                         36,988,401
                                                                                                                       ------------
INDIANA: 2.92%
  1,000,000   FORT WAYNE IN RDA GRAND WAYNE CENTER PROJECT (LEASE REVENUE)                  5.00         02/01/2020       1,035,200
    100,000   HAMMOND IN MULTI-SCHOOL BUILDING CORPORATION FIRST MORTGAGE
              (LEASE REVENUE, FGIC INSURED)                                                 5.00         07/15/2014         110,718
  1,050,000   INDIANA BOND BANK HENDRICKS REGIONAL HEALTH SERIES A (OTHER
              REVENUE)                                                                      5.00         02/01/2016       1,086,131
  1,340,000   INDIANA BOND BANK HENDRICKS REGIONAL HEALTH SERIES A (OTHER
              REVENUE)                                                                      5.00         08/01/2016       1,389,178
  1,000,000   INDIANA BOND BANK HENDRICKS REGULATORY HEALTH SERIES A
              (OTHER REVENUE, GO OF INSTITUTION)                                            4.00         08/01/2017         969,950
  1,000,000   INDIANA FINANCE AUTHORITY ROCKVILLE CORRECTIONAL FACILITIES
              SERIES D (LEASE REVENUE)                                                      5.25         07/01/2019       1,088,450
  6,120,000   INDIANA FINANCE AUTHORITY SISTERS ST. FRANCIS HEALTH (HCFR)                   5.00         11/01/2019       6,201,641
  1,900,000   JASPER COUNTY IN NORTHERN SERIES A (PCR, MBIA INSURED)                        5.60         11/01/2016       1,915,751
    980,000   JEFFERSONVILLE IN BUILDING CORPORATION FIRST MORTGAGE SERIES
              C (OTHER REVENUE)                                                             4.25         08/15/2017         967,368
    345,000   PORTAGE INDUSTRIAL REDEVELOPMENT DISTRICT (TAX INCREMENTAL
              REVENUE, CIFG INSURED)                                                        4.00         01/15/2015         336,882
    350,000   PORTAGE INDUSTRIAL REDEVELOPMENT DISTRICT (TAX INCREMENTAL
              REVENUE, CIFG INSURED)                                                        4.00         01/15/2016         333,582
    360,000   PORTAGE INDUSTRIAL REDEVELOPMENT DISTRICT (TAX INCREMENTAL
              REVENUE, CIFG INSURED)                                                        4.00         07/15/2016         340,812
                                                                                                                         15,775,663
                                                                                                                       ------------
IOWA: 1.36%
    225,000   DES MOINES IA HOSPITAL REVENUE REFUNDED IOWA HEALTH SYSTEMS
              (HFFA REVENUE LOC, AMBAC INSURED)                                             5.25         08/15/2015         236,387
  2,500,000   IOWA FINANCE AUTHORITY INTERSTATE POWER (PCR, FGIC INSURED)                   5.00         07/01/2014       2,564,450

                 42 Wells Fargo Advantage Municipal Income Funds


                                         Portfolio of Investments--June 30, 2009

INTERMEDIATE TAX/AMT-FREE FUND

 PRINCIPAL    SECURITY NAME                                                            INTEREST RATE   MATURITY DATE       VALUE
-----------   -------------                                                            -------------   -------------   ------------
IOWA (continued)
$ 3,560,000   IOWA FINANCE AUTHORITY REFUNDED CARE INITIATIVES PROJECT
              PREREFUNDED (HCFR)ss                                                          9.25%        07/01/2025    $  4,142,202
    385,000   TOBACCO SETTLEMENT AUTHORITY IA TOBACCO SETTLEMENT REVENUE
              ASSET-BACKED SERIES B PREREFUNDED (EXCISE TAX REVENUE)ss                      5.50         06/01/2012         416,616
                                                                                                                          7,359,655
                                                                                                                       ------------
KANSAS: 1.97%
  6,200,000   BURLINGTON KS KANSAS CITY POWER & LIGHT SERIES A (OTHER
              REVENUE, XLCA INSURED)+/-ss                                                   5.25         12/01/2023       6,245,632
    280,000   CITY OF OLATHE KS SPECIAL OBLIGATION WEST VILLAGE CENTER
              PROJECT (TAX ALLOCATION REVENUE)                                              5.00         09/01/2013         259,260
    305,000   CITY OF OLATHE KS SPECIAL OBLIGATION WEST VILLAGE CENTER
              PROJECT (TAX ALLOCATION REVENUE)                                              5.00         09/01/2014         276,550
     80,000   KANSAS DEVELOPMENT FINANCE AUTHORITY HEALTH FACILITIES
              HARTFORD (HCFR, ACA LOC)                                                      6.13         04/01/2012          78,772
    235,000   OVERLAND PARK KS DEVELOPMENT CORPORATION FIRST TIER
              CONVENTION SERIES A (OTHER REVENUE, AMBAC INSURED)                            4.00         01/01/2011         234,932
    300,000   OVERLAND PARK KS DEVELOPMENT CORPORATION SECOND TIER
              CONVENTION SERIES B (OTHER REVENUE, AMBAC INSURED)                            4.00         01/01/2011         299,913
  2,500,000   WYANDOTTE COUNTY KANSAS CITY KS UNITED GOVERNMENT REFERENDUM
              SALES TAX SECOND LIEN AREA B (SALES TAX REVENUE)                              5.00         12/01/2020       2,338,500
  1,445,000   WYANDOTTE COUNTY KANSAS CITY KS UNITED GOVERNMENT
              TRANSPORTATION DEVELOPMENT STRICT LEGENDS VILLAGE WEST PROJECT
              (OTHER REVENUE)                                                               4.88         10/01/2028         926,476
                                                                                                                         10,660,035
                                                                                                                       ------------
KENTUCKY: 0.80%
  6,175,000   KENTUCKY ASSET LIABILITY COMMISSION SERIES B (OTHER REVENUE,
              FGIC INSURED)+/-ss                                                            1.24         11/01/2025       4,330,219
                                                                                                                       ------------
LOUISIANA: 3.86%
    500,000   JEFFERSON PARISH LA HOSPITAL SERVICE DISTRICT # 001 WEST
              JEFFERSON MEDICAL CENTER SERIES A (HCFR, FIRST SECURITY BANK LOC)             5.25         01/01/2013         505,655
  2,550,000   LAFOURCHE PARISH LA HOUSING AUTHORITY CITY PLACE II PROJECT
              (MFHR, GNMA)                                                                  6.70         01/20/2040       2,712,104
  1,000,000   LOUISIANA CORRECTIONAL FACILITIES CORPORATION (LEASE REVENUE,
              AMBAC INSURED)                                                                5.00         09/01/2019       1,040,130
  1,050,000   LOUISIANA LOCAL GOVERNMENT ENVIRONMENTAL FACILITIES &
              COMMUNITY DEVELOPMENT AUTHORITY (HOUSING REVENUE, FNMA)+/-ss                  4.25         04/15/2039       1,048,415
    200,000   LOUISIANA PFA ARCHDIOCESE OF NEW ORLEANS PROJECT (HCFR, CFIG
              INSURED)                                                                      5.00         07/01/2014         202,870
    115,000   LOUISIANA PFA ARCHDIOCESE OF NEW ORLEANS PROJECT (HCFR, CFIG
              INSURED)                                                                      5.00         07/01/2015         115,769
    100,000   LOUISIANA PFA ARCHDIOCESE OF NEW ORLEANS PROJECT (HCFR, CFIG
              INSURED)                                                                      5.00         07/01/2016          99,533
    150,000   LOUISIANA PFA ARCHDIOCESE OF NEW ORLEANS PROJECT (HCFR, CFIG
              INSURED)                                                                      5.00         07/01/2017         146,952
    505,000   LOUISIANA PFA BLACK & GOLD FACILITIES PROJECT SERIES A
              (COLLEGE & UNIVERSITY REVENUE, CIFG INSURED)                                  4.00         07/01/2015         471,867
    170,000   LOUISIANA PFA BLACK & GOLD FACILITIES PROJECT SERIES A
              (COLLEGE & UNIVERSITY REVENUE, CIFG INSURED)                                  4.13         07/01/2016         155,638
     55,000   LOUISIANA PFA BLACK & GOLD FACILITIES PROJECT SERIES A
              (COLLEGE & UNIVERSITY REVENUE, CIFG INSURED)                                  4.25         07/01/2017          49,261
    740,000   LOUISIANA PFA BLACK & GOLD FACILITIES PROJECT SERIES A
              (COLLEGE & UNIVERSITY REVENUE, CIFG INSURED)                                  5.00         07/01/2016         720,405
    300,000   LOUISIANA PFA BLACK & GOLD FACILITIES PROJECT SERIES A
              (COLLEGE & UNIVERSITY REVENUE, CIFG INSURED)                                  5.00         07/01/2019         273,252
    500,000   LOUISIANA PFA BLACK & GOLD FACILITIES PROJECT SERIES A
              (COLLEGE & UNIVERSITY REVENUE, CIFG INSURED)                                  5.00         07/01/2020         450,070
  1,350,000   LOUISIANA PFA BLACK & GOLD FACILITIES PROJECT SERIES A
              (COLLEGE & UNIVERSITY REVENUE, CIFG INSURED)                                  5.00         07/01/2022       1,197,423
    100,000   LOUISIANA PFA GRAMBLING UNIVERSITY PROJECT BLACK & GOLD
              FACILITIES PROJECT SERIES A (HEFAR, CIFG INSURED)                             5.00         07/01/2014          99,803
  2,320,000   LOUISIANA STATE CITIZENS PROPERTY INSURANCE CORPORATION
              SERIES B (OTHER REVENUE, AMBAC INSURED)                                       5.25         06/01/2013       2,355,728
    800,000   LOUISIANA STATE SERIES A (FUEL SALES TAX REVENUE, AMBAC
              INSURED)                                                                      5.38         06/01/2016         839,360
  1,350,000   NEW ORLEANS LA (PROPERTY TAX REVENUE, FGIC INSURED)                           5.50         12/01/2016       1,373,774
    925,000   NEW ORLEANS LA (SEWER REVENUE, MBIA INSURED)                                  5.00         06/01/2012         912,883

                 Wells Fargo Advantage Municipal Income Funds 43


Portfolio of Investments--June 30, 2009

INTERMEDIATE TAX/AMT-FREE FUND

 PRINCIPAL    SECURITY NAME                                                            INTEREST RATE   MATURITY DATE       VALUE
-----------   -------------                                                            -------------   -------------   ------------
LOUISIANA (continued)
$   730,000   NEW ORLEANS LA (SEWER REVENUE, MBIA INSURED)                                  5.00%        06/01/2016    $    669,709
  1,365,000   NEW ORLEANS LA PUBLIC IMPROVEMENT SERIES A (PROPERTY TAX
              REVENUE, RADIAN INSURED)                                                      5.00         12/01/2016       1,398,074
  1,345,000   NEW ORLEANS LA PUBLIC IMPROVEMENT SERIES A (PROPERTY TAX
              REVENUE, RADIAN INSURED)                                                      5.00         12/01/2017       1,357,831
    740,000   NEW ORLEANS LA SEWER SERVICE                                                  5.50         06/01/2020         610,663
  1,000,000   PORT NEW ORLEANS LA BOARD COMMERCE SPECIAL PROJECT CG
              RAILWAY INCORPORATED (OTHER REVENUE, MBIA INSURED)                            5.25         08/15/2013       1,066,330
  1,000,000   WEST BATON ROUGE PARISH LA INDUSTRIAL DISTRICT # 3 DOW CHEMICAL
              (INDUSTRIAL REVENUE)+/-ss                                                     5.00         10/01/2021       1,000,250
                                                                                                                         20,873,749
                                                                                                                       ------------
MASSACHUSETTS: 1.20%
  2,650,000   COMMONWEALTH OF MASSACHUSETTS STATE SERIES A (OTHER
              REVENUE)+/-ss                                                                 1.14         11/01/2018       2,282,313
  3,000,000   COMMONWEALTH OF MASSACHUSETTS STATE SERIES A (OTHER
              REVENUE)+/-ss                                                                 1.14         11/01/2020       2,525,250
  1,050,000   MASSACHUSETTS DEVELOPMENT FINANCE AGENCY SABIS INTERNATIONAL
              SERIES A (OTHER REVENUE)                                                      6.50         04/15/2019       1,058,946
    615,000   MASSACHUSETTS DEVELOPMENT FINANCE AGENCY SABIS INTERNATIONAL
              SERIES A (OTHER REVENUE)                                                      6.55         04/15/2020         613,512
                                                                                                                          6,480,021
                                                                                                                       ------------
MICHIGAN: 5.98%
  4,235,000   DETROIT MI CAPITAL IMPROVEMENT LIMITED TAX SERIES A-1 (OTHER
              REVENUE)                                                                      5.00         04/01/2015       3,604,451
  3,130,000   DETROIT MI SERIES A (SEWER REVENUE, FIRST SECURITY BANK LOC)                  5.50         07/01/2017       3,321,118
  1,000,000   DETROIT MI SERIES A (WATER REVENUE, FIRST SECURITY BANK LOC)                  5.00         07/01/2015       1,053,990
  5,000,000   DETROIT MI SERIES A-1 (PROPERTY TAX REVENUE, MBIA INSURED)                    5.00         04/01/2019       4,339,550
    500,000   EATON RAPIDS MI PUBLIC SCHOOLS (PROPERTY TAX REVENUE,
              ASSURED GUARANTY)                                                             4.00         05/01/2019         486,755
    635,000   EATON RAPIDS MI PUBLIC SCHOOLS (PROPERTY TAX REVENUE,
              ASSURED GUARANTY)                                                             4.00         05/01/2020         608,133
    725,000   FLINT MI INTERNATIONAL ACADEMY (EDUCATIONAL FACILITIES
              REVENUE)                                                                      5.00         10/01/2017         611,298
  2,270,000   FLINT MI INTERNATIONAL ACADEMY (EDUCATIONAL FACILITIES
              REVENUE)                                                                      5.38         10/01/2022       1,751,123
    435,000   FLINT MI INTERNATIONAL ACADEMY (EDUCATIONAL FACILITIES
              REVENUE)                                                                      5.50         10/01/2027         312,795
  1,000,000   KENT COUNTY MI (PROPERTY TAX REVENUE)                                         4.00         01/01/2017       1,029,410
    570,000   KENT COUNTY MI (PROPERTY TAX REVENUE)                                         5.00         01/01/2018         621,465
  1,000,000   KENT COUNTY MI (PROPERTY TAX REVENUE)                                         5.00         01/01/2025       1,033,620
  1,685,000   MICHIGAN PUBLIC EDUCATIONAL FACILITIES AUTHORITY LIMITED
              OBLIGATION CHANDLER PARK ACADEMY (EDUCATIONAL FACILITIES REVENUE)             5.60         11/01/2018       1,493,331
  1,200,000   MICHIGAN PUBLIC EDUCATIONAL FACILITIES AUTHORITY LIMITED
              OBLIGATION NATAKI TALIBAH  (EDUCATIONAL FACILITIES REVENUE)                   6.25         10/01/2023         934,476
  2,750,000   MICHIGAN STATE (FUEL SALES TAX REVENUE)                                       5.25         05/15/2017       2,967,030
    445,000   MICHIGAN STATE ENVIRONMENTAL PROTECTION PROGRAM PREREFUNDED
              (PCR)                                                                         6.25         11/01/2012         470,912
  2,000,000   MICHIGAN STATE HOSPITAL FINANCE AUTHORITY DAUGHTERS CHARITY
              (HOSPITAL REVENUE)                                                            5.25         11/01/2015       2,105,100
  2,000,000   MICHIGAN STATE HOSPITAL FINANCE AUTHORITY SERIES A TRINITY
              HEALTH (HOSPITAL REVENUE)+/-ss                                                6.00         12/01/2034       2,151,200
  2,755,000   MICHIGAN STATE HOUSING DEVELOPMENT AUTHORITY GREENWOOD VILLA
              PROJECT (HOUSING REVENUE, FIRST SECURITY BANK LOC)                            4.75         09/15/2017       2,927,986
    500,000   WYANDOTTE MI SERIES A (ELECTRIC REVENUE, ASSURED GUARANTY)                    4.00         10/01/2016         507,215
                                                                                                                         32,330,958
                                                                                                                       ------------
MINNESOTA: 2.15%
  3,800,000   BECKER MN NORTHERN STATES POWER SERIES B (IDR)                                8.50         09/01/2019       4,271,922
  5,055,000   MINNEAPOLIS & ST. PAUL MN METROPOLITAN AIRPORTS COMMISSION
              SUB SERIES B (AIRPORT REVENUE, FGIC INSURED)                                  5.00         01/01/2018       5,289,754
    155,000   MINNEAPOLIS MN ST. MARY'S HOSPITAL & REHABILITATION                          10.00         06/01/2013         183,701
  1,365,000   NORTHERN MUNICIPAL POWER AGENCY SERIES A (ELECTRIC PLANT
              REVENUE, ASSURED GUARANTY)                                                    5.00         01/01/2016       1,460,209
    500,000   ST. PAUL MN HOUSING & RDA HMONG ACADEMY PROJECT SERIES A
              (LEASE REVENUE)                                                               5.50         09/01/2018         425,015
                                                                                                                         11,630,601
                                                                                                                       ------------
MISSISSIPPI: 0.09%
    505,000   MISSISSIPPI DEVELOPMENT BANK SPECIAL OBLIGATION MUNICIPAL
              ENERGY AGENCY POWER SUPPLY PROJECT SERIES A
              (ELECTRIC REVENUE, XLCA COMPANY INSURED)                                      5.00         03/01/2013         507,318
                                                                                                                       ------------

                 44 Wells Fargo Advantage Municipal Income Funds


                                         Portfolio of Investments--June 30, 2009

INTERMEDIATE TAX/AMT-FREE FUND

 PRINCIPAL   SECURITY NAME                                                             INTEREST RATE   MATURITY DATE       VALUE
----------   -------------                                                             -------------   -------------   ------------
MISSOURI: 1.04%
$1,500,000   CHESTERFIELD VALLEY TRANSPORTATION DEVELOPMENT DISTRICT MO (SALES TAX
             REVENUE, CIFG INSURED)                                                         4.00%        04/15/2026    $  1,519,740
 1,555,000   FENTON MO GRAVOIS BLUFFS REDEVELOPMENT PROJECT (TAX INCREMENTAL
             REVENUE)                                                                       4.50         04/01/2021       1,380,685
   475,000   LAKE OF THE OZARKS MO COMMUNITY BRIDGE CORPORATION                             5.25         12/01/2014         435,404
 1,905,000   MARYLAND HEIGHTS MO SOUTH HEIGHTS REDEVELOPMENT PROJECT SERIES A (TAX
             INCREMENTAL REVENUE)                                                           5.50         09/01/2018       1,613,764
   100,000   OZARK MO COP COMMUNITY CENTER PROJECT (LEASE REVENUE)                          4.50         09/01/2011         102,375
   145,000   OZARK MO COP COMMUNITY CENTER PROJECT (LEASE REVENUE)                          4.50         09/01/2013         148,631
   170,000   OZARK MO COP COMMUNITY CENTER PROJECT (LEASE REVENUE)                          4.50         09/01/2014         172,205
   225,000   OZARK MO COP COMMUNITY CENTER PROJECT (LEASE REVENUE)                          4.55         09/01/2016         222,361
                                                                                                                          5,595,165
                                                                                                                       ------------
NEBRASKA: 0.95%
 4,140,000   CENTRAL PLAINS NE ENERGY PROJECT # 1 SERIES A (OTHER REVENUE)                  5.00         12/01/2012       4,150,764
   500,000   MUNICIPAL ENERGY AGENCY SERIES A (ELECTRIC REVENUE)                            5.00         04/01/2019         554,295
   420,000   O'NEILL NE ST. ANTHONY'S HOSPITAL PROJECT (HOSPITAL REVENUE)                   6.25         09/01/2012         434,020
                                                                                                                          5,139,079
                                                                                                                       ------------
NEVADA: 4.35%
 3,000,000   CLARK COUNTY NV LAS VEGAS MCCARRAN INTERNATIONAL SERIES A (AIRPORT
             REVENUE)                                                                       5.00         07/01/2016       3,151,740
 2,000,000   CLARK COUNTY NV PUBLIC SAFETY SERIES A (PROPERTY TAX REVENUE, FIRST
             SECURITY BANK LOC)                                                             5.00         06/01/2017       2,067,320
 1,850,000   CLARK COUNTY NV SCHOOL DISTRICT (PROPERTY TAX REVENUE, FIRST SECURITY
             BANK LOC)                                                                      5.50         06/15/2014       2,031,263
 2,950,000   CLARK COUNTY NV SCHOOL DISTRICT SERIES A (PROPERTY TAX REVENUE)                5.00         06/15/2017       3,075,965
 1,000,000   CLARK COUNTY NV SCHOOL DISTRICT SERIES A (PROPERTY TAX REVENUE)                5.00         06/15/2019       1,020,240
 2,500,000   CLARK COUNTY NV SCHOOL DISTRICT SERIES B (PROPERTY TAX REVENUE, AMBAC
             INSURED)                                                                       5.00         06/15/2019       2,545,950
   930,000   CLARK COUNTY NV SPECIAL IMPROVEMENT DISTRICT # 121A (STATE & LOCAL
             GOVERNMENTS, AMBAC INSURED)                                                    4.25         12/01/2013         871,364
 3,500,000   CLARK NV LAS VEGAS MCCARRAN INTERNATIONAL SERIES A-2 (AIRPORT
             REVENUE, AMBAC INSURED)                                                        5.00         07/01/2027       3,324,615
 1,830,000   COUNTY OF CLARK NV SERIES B (PROPERTY TAX REVENUE, FIRST SECURITY
             BANK LOC)                                                                      5.00         06/01/2014       1,957,789
   100,000   RENO NV WASHOE MEDICAL CENTER SERIES A (HOSPITAL REVENUE, AMBAC
             INSURED)                                                                       5.25         06/01/2015         102,358
 1,275,000   RENO NV WASHOE MEDICAL CENTER SERIES A (HOSPITAL REVENUE, AMBAC
             INSURED)                                                                       5.50         06/01/2016       1,312,600
   775,000   RENO NV WASHOE MEDICAL CENTER SERIES A (HOSPITAL REVENUE, AMBAC
             INSURED)                                                                       5.50         06/01/2017         788,594
 1,330,000   RENO-SPARKS INDIAN COLONY NV GOVERNMENTAL (STATE & LOCAL GOVERNMENTS,
             US BANK NA LOC)                                                                5.00         06/01/2021       1,276,853
                                                                                                                         23,526,651
                                                                                                                       ------------
NEW HAMPSHIRE: 0.19%
 1,000,000   NEW HAMPSHIRE HEFA EXETER PROJECT (HOSPITAL REVENUE)                           6.00         10/01/2016       1,031,420
                                                                                                                       ------------
NEW JERSEY: 2.85%
 1,000,000   NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY (CIGARETTE TAX REVENUE)              5.00         06/15/2012         991,320
 3,000,000   NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY (CIGARETTE TAX REVENUE)              5.63         06/15/2018       2,749,320
 1,000,000   NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY (EXCISE TAX REVENUE)                 5.63         06/15/2019         896,580
   450,000   NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY CIGARETTE TAX (EXCISE TAX
             REVENUE)                                                                       5.50         06/15/2016         426,560
 1,900,000   NEW JERSEY EQUIPMENT LEASE PURCHASE SERIES A (LEASE REVENUE)                   5.00         06/15/2014       2,041,284
 1,755,000   NEW JERSEY SPORTS & EXPOSITION AUTHORITY (RECREATIONAL FACILITIES
             REVENUE, MBIA INSURED)                                                         5.50         03/01/2022       1,865,337
 3,400,000   NEW JERSEY STATE HIGHER EDUCATION ASSISTANCE AUTHORITY SERIES A
             (COLLEGE & UNIVERSITY REVENUE)                                                 5.00         06/01/2027       3,395,852
 2,000,000   NEW JERSEY STATE HIGHER EDUCATION ASSISTANCE AUTHORITY SERIES A
             (OTHER REVENUE)                                                                5.00         06/01/2017       2,043,720
 1,010,000   NEW JERSEY STATE HIGHER EDUCATION ASSISTANCE AUTHORITY SERIES A
             (OTHER REVENUE)                                                                5.00         06/01/2019       1,011,444
                                                                                                                         15,421,417
                                                                                                                       ------------
NEW MEXICO: 0.24%
 1,340,000   OTERO COUNTY NM (JAIL FACILITIES REVENUE)                                      5.50         04/01/2013       1,273,871
                                                                                                                       ------------

                 Wells Fargo Advantage Municipal Income Funds 45


Portfolio of Investments--June 30, 2009

INTERMEDIATE TAX/AMT-FREE FUND

 PRINCIPAL   SECURITY NAME                                                             INTEREST RATE   MATURITY DATE       VALUE
----------   -------------                                                             -------------   -------------   ------------
NEW YORK: 2.38%
$1,090,000   BROOKHAVEN NY IDAG (OTHER REVENUE, NORTH FORK BANK LOC)+/-ss                   4.25%        11/01/2037    $  1,083,940
   820,000   GENESEE COUNTY NY IDA UNITED MEMORIAL MEDICAL CENTER PROJECT (HFFA
             REVENUE)                                                                       4.75         12/01/2014         749,324
 2,725,000   METROPOLITAN NY TRANSPORTATION AUTHORITY SERIES B-2 (OTHER REVENUE,
             FIRST SECURITY BANK LOC)+/-ss(m)(n)                                            0.47         11/01/2022       2,725,000
    55,000   NASSAU COUNTY NY IDA (INDUSTRIAL REVENUE)                                      6.88         07/01/2010          56,563
   275,000   NEW YORK CITY NY IDAG 2006 PROJECT SAMARITAN AIDS SERVICES (IDR,
             CITIBANK NA LOC)                                                               4.50         11/01/2015         302,396
   605,000   NEW YORK CITY NY IDAG CIVIC FACILITIES VAUGHN COLLEGE AERONAUTICS
             SERIES A                                                                       5.00         12/01/2016         518,533
   375,000   NEW YORK STATE DORMITORY AUTHORITY HOSPITAL SERIES A (HCFR LOC)                6.00         08/15/2015         401,816
 3,665,000   NEW YORK STATE DORMITORY AUTHORITY MANHATTAN COLLEGE SERIES B
             (HOSPITAL REVENUE)+/-ss                                                        1.42         05/01/2018       2,601,234
   880,000   NEW YORK STATE DORMITORY AUTHORITY MONTEFIORE MEDICAL CENTER-FHA
             INSURED (COLLEGE & UNIVERSITY REVENUE, FGIC INSURED)                           5.00         02/01/2014         947,822
 1,625,000   SENECA NATION INDIANS NY CAPITAL IMPROVEMENTS AUTHORITY SERIES A (OTHER
             REVENUE)++                                                                     5.25         12/01/2016       1,284,400
   100,000   TOBACCO SETTLEMENT FINANCING CORPORATION NY SERIES B                           4.00         06/01/2012         104,297
 1,000,000   TOBACCO SETTLEMENT FINANCING CORPORATION NY SERIES B1C                         5.50         06/01/2019       1,025,200
 1,000,000   UPPER MOHAWK VALLEY NY REGIONAL WATER FINANCE AUTHORITY SERIES A
             (WATER REVENUE, ASSURED GUARANTY)                                              5.00         04/01/2018       1,067,840
                                                                                                                         12,868,365
                                                                                                                       ------------
NORTH CAROLINA: 0.59%
 1,200,000   CHARLOTTE NC SERIES B (AIRPORT REVENUE)                                        4.00         07/01/2016       1,208,388
 1,600,000   NASH NC HEALTH CARE SYSTEM (HOSPITAL REVENUE, FIRST SECURITY BANK LOC)         5.00         11/01/2014       1,682,864
   320,000   NORTH CAROLINA EASTERN MUNICIPAL POWER AGENCY SERIES B (ELECTRIC
             REVENUE, FGIC INSURED)                                                         5.50         01/01/2017         320,214
                                                                                                                          3,211,466
                                                                                                                       ------------
NORTH DAKOTA: 0.17%
   850,000   MERCER COUNTY ND ANTELOPE VALLEY STATION (ELECTRIC REVENUE LOC)                7.20         06/30/2013         944,580
                                                                                                                       ------------
OHIO: 1.74%
   500,000   AKRON BATH COPLEY OH JOINT TOWNSHIP AKRON GENERAL HEALTH SYSTEMS
             (HCFR)                                                                         5.00         01/01/2014         499,400
 4,000,000   AMERICAN MUNICIPAL POWER OHIO INCORPORATED SERIES A (ELECTRIC
             REVENUE, GUARANTEE AGREEMENT)                                                  5.00         02/01/2012       4,022,440
 1,410,000   CINCINNATI CITY SCHOOL DISTRICT SCHOOL IMPROVEMENT PROJECT (LEASE
             REVENUE, FIRST SECURITY BANK LOC)                                              5.00         12/15/2022       1,476,326
 1,620,000   CINCINNATI CITY SCHOOL DISTRICT SCHOOL IMPROVEMENT PROJECT (LEASE
             REVENUE, FIRST SECURITY BANK LOC)                                              5.00         12/15/2023       1,691,782
   855,000   FRANKLIN COUNTY OH CHILDREN'S HOSPITAL PROJECT (HCFR)                         10.38         06/01/2013         976,111
   950,000   RIVERSOUTH OH AUTHORITY LAZARUS BUILDING REDEVELOPMENT SERIES A
             (OTHER REVENUE)                                                                5.75         12/01/2027         763,610
                                                                                                                          9,429,669
                                                                                                                       ------------
OKLAHOMA: 1.50%
 2,405,000   CHICKASAW NATION OK HEALTH SYSTEMS (HCFR)++                                    6.00         12/01/2025       2,053,293
   400,000   MCCLAIN COUNTY OK ECONOMIC DEVELOPMENT AUTHORITY BLANCHARD PUBLIC
             SCHOOLS PROJECT (LEASE REVENUE)                                                4.50         09/01/2016         407,592
   350,000   MCCLAIN COUNTY OK ECONOMIC DEVELOPMENT AUTHORITY NEWCASTLE PUBLIC
             SCHOOLS PROJECT (LEASE REVENUE)                                                5.00         09/01/2012         355,198
 1,890,000   MCCLAIN COUNTY OK ECONOMIC DEVELOPMENT AUTHORITY NEWCASTLE PUBLIC
             SCHOOLS PROJECT (LEASE REVENUE)                                                5.00         09/01/2013       1,904,005
   110,000   OKLAHOMA COUNTY FINANCE AUTHORITY JONES PUBLIC SCHOOL PROJECT (LEASE
             REVENUE)                                                                       4.25         09/01/2018         106,740
 3,000,000   TULSA OK AIRPORTS IMPROVEMENT TRUST SERIES B (AIRPORT REVENUE)                 7.05         06/01/2017       3,269,010
                                                                                                                          8,095,838
                                                                                                                       ------------
PENNSYLVANIA: 2.98%
   895,000   CHESTER COUNTY PA AVON GROVE CHARTER SCHOOL PROJECT SERIES A (IDR)             5.65         12/15/2017         771,526
   520,000   CHESTER COUNTY PA AVON GROVE CHARTER SCHOOL PROJECT SERIES A (IDR)             6.38         12/15/2037         377,640
   350,000   CHESTER COUNTY PA RENAISSANCE ACADEMY PROJECT SERIES A                         5.63         10/01/2015         321,766

                 46 Wells Fargo Advantage Municipal Income Funds


                                         Portfolio of Investments--June 30, 2009

INTERMEDIATE TAX/AMT-FREE FUND

 PRINCIPAL   SECURITY NAME                                                             INTEREST RATE   MATURITY DATE       VALUE
----------   -------------                                                             -------------   -------------   ------------
PENNSYLVANIA (continued)
$2,050,000   DELAWARE COUNTY PA RESOURCE RECOVERY FACILITY SERIES A (IDR)                   6.10%        07/01/2013    $  2,050,533
 3,000,000   DELAWARE VALLEY PA REGIONAL FINANCIAL AUTHORITY SERIES D (OTHER
             REVENUE)+/-ss                                                                  2.50         12/01/2020       3,000,000
 2,900,000   DELAWARE VALLEY REGIONAL FINANCIAL AUTHORITY (OTHER REVENUE)                   5.50         07/01/2012       3,114,919
 1,500,000   HARRISBURG PA AUTHORITY RESOURCE RECOVERY FACILITY CAPITAL
             APPRECIATION LIMITED OBLIGATION SERIES C##                                     4.79         12/15/2010       1,400,040
   565,000   MILLCREEK RICHLAND JOINT AUTHORITY PA SERIES B (SEWER REVENUE, RADIAN
             INSURED)                                                                       4.70         08/01/2017         512,376
   500,000   PENNSYLVANIA EDFA EXELON GENERATION SERIES A (ECONOMIC DEVELOPMENT
             REVENUE)+/-ss                                                                  5.00         12/01/2042         501,325
 1,035,000   PENNSYLVANIA STATE DEPARTMENT OF GENERAL SERVICES (LEASE REVENUE,
             FIRST SECURITY BANK LOC)                                                       5.25         05/01/2016       1,105,680
 1,320,000   PHILADELPHIA AUTHORITY FOR INDUSTRIAL DEVELOPMENT FIRST PHILADELPHIA
             CHARTER HIGH SERIES A (IDR)                                                    5.30         08/15/2017       1,163,897
 1,345,000   PHILADELPHIA PA EIGHTEENTH SERIES AGC (UTILITIES REVENUE, GUARANTEE
             AGREEMENT)                                                                     5.25         08/01/2016       1,448,162
   305,000   ROBINSON TOWNSHIP PA MUNICIPAL AUTHORITY (WATER & SEWER REVENUE)               6.90         05/15/2018         359,943
                                                                                                                         16,127,807
                                                                                                                       ------------
PUERTO RICO: 3.66%
 2,500,000   PUERTO RICO AQUEDUCT & SEWER AUTHORITY SR LIEN SERIES A (WATER & SEWER
             REVENUE)                                                                       5.00         07/01/2012       2,609,625
 1,400,000   PUERTO RICO ELECTRIC POWER AUTHORITY SERIES 00 (ELECTRIC REVENUE, CIFG
             INSURED)                                                                       5.00         07/01/2013       1,463,476
 4,000,000   PUERTO RICO ELECTRIC POWER AUTHORITY SERIES UU (OTHER REVENUE, FIRST
             SECURITY BANK LOC)+/-ss                                                        1.33         07/01/2029       2,200,800
 2,000,000   PUERTO RICO HFA SUB-CAPITAL FUND MODERNIZATION (HOUSING REVENUE)               5.50         12/01/2017       2,187,160
 1,210,000   PUERTO RICO PUBLIC BUILDINGS AUTHORITY GOVERNMENT FACILITIES SERIES F
             (LEASE REVENUE, CIFG INSURED)                                                  5.25         07/01/2017       1,191,015
10,000,000   PUERTO RICO SALES TAX FINANCING CORPORATION FIRST SUB-SERIES A (SALES
             TAX REVENUE)+/-ss                                                              5.00         08/01/2039      10,112,000
                                                                                                                         19,764,076
                                                                                                                       ------------
SOUTH CAROLINA: 1.46%
   400,000   CHARLESTON EDUCATIONAL EXCELLENCE FINANCING CORPORATION SC CHARLESTON
             COUNTY SCHOOL DISTRICT PROJECT (LEASE REVENUE)                                 5.00         12/01/2018         411,992
 2,000,000   CONNECTOR 2000 ASSOCIATION INCORPORATED CAPITAL APPRECIATION SERIES
             B## (TOLL ROAD REVENUE)                                                       10.40         01/01/2038         111,180
 1,750,000   CONNECTOR 2000 ASSOCIATION INCORPORATED CAPITAL APPRECIATION SERIES
             B## (TOLL ROAD REVENUE)                                                       10.50         01/01/2037         104,878
 1,130,000   CONNECTOR 2000 ASSOCIATION INCORPORATED CAPITAL APPRECIATION SERIES
             B## (TOLL ROAD REVENUE)                                                       10.70         01/01/2032         108,243
   100,000   CONNECTOR 2000 ASSOCIATION INCORPORATED CAPITAL APPRECIATION SERIES B
             (TOLL ROAD REVENUE)##                                                         10.60         01/01/2033           8,826
 2,000,000   CONNECTOR 2000 ASSOCIATION INCORPORATED CAPITAL APPRECIATION SERIES B
             (TOLL ROAD REVENUE)##                                                         10.60         01/01/2035         143,560
   500,000   CONNECTOR 2000 ASSOCIATION INCORPORATED CAPITAL APPRECIATION SERIES B
             (TOLL ROAD REVENUE)##                                                         10.60         01/01/2036          32,370
 1,000,000   KERSHAW COUNTY SC PUBLIC SCHOOLS DISTRICT PROJECT (LEASE REVENUE, CIFG
             INSURED)                                                                       5.00         12/01/2020       1,017,760
   740,000   LEE COUNTY SC SCHOOL FACILITIES INCORPORATED SERIES 2006 (LEASE
             REVENUE, RADIAN INSURED)                                                       6.00         12/01/2016         735,160
 1,465,000   MCCORMICK COUNTY SC HEALTH CARE CENTER PROJECT PREREFUNDED (HCFR)ss            8.00         03/01/2014       1,780,664
   500,000   PIEDMONT MUNICIPAL POWER AGENCY SC SERIES B (ELECTRIC REVENUE, MBIA
             INSURED)                                                                       5.25         01/01/2011         500,985
 2,000,000   SOUTH CAROLINA JOBS ECONOMIC DEVELOPMENT AUTHORITY PALMETTO HEALTH
             (HOSPITAL REVENUE)+/-ss                                                        1.35         08/01/2039       1,846,900
 1,090,000   TOBACCO SETTLEMENT REVENUE MANAGEMENT AUTHORITY SC (OTHER REVENUE)             5.00         06/01/2018       1,086,850
                                                                                                                          7,889,368
                                                                                                                       ------------
SOUTH DAKOTA: 0.27%
   500,000   LOWER BRULE SIOUX TRIBE SOUTH DAKOTA SERIES B                                  5.25         05/01/2015         427,900
 1,000,000   SOUTH DAKOTA STATE HEFA SANFORD HEALTH (HCFR)                                  5.00         11/01/2015       1,030,180
                                                                                                                          1,458,080
                                                                                                                       ------------

                 Wells Fargo Advantage Municipal Income Funds 47


Portfolio of Investments--June 30, 2009

INTERMEDIATE TAX/AMT-FREE FUND

PRINCIPAL    SECURITY NAME                                                             INTEREST RATE   MATURITY DATE       VALUE
----------   -------------                                                             -------------   -------------   ------------
TENNESSEE: 1.78%
$6,040,000   ELIZABETHTON TN HEALTH & EDUCATIONAL FACILITIES BOARD HOSPITAL
             1ST MORTGAGE SERIES B (HCFR, MBIA INSURED)                                    7.00%         07/01/2020    $  6,867,722
   725,000   SHELBY COUNTY TN HEALTH EDUCATIONAL & HOUSING FACILITIES BOARD LE
             BONHUER CHILDRENS MEDICAL CENTER SERIES D (HCFR, MBIA INSURED)                5.50          08/15/2019         837,629
 2,500,000   TENNESSEE ENERGY ACQUISITION CORPORATION SERIES B (UTILITIES REVENUE)         5.63          09/01/2026       1,922,600
                                                                                                                          9,627,951
                                                                                                                       ------------
TEXAS: 9.25%
 6,000,000   ARLINGTON TX SPECIAL OBLIGATION DALLAS COWBOYS SERIES A
             (SALES TAX REVENUE)                                                           5.00          08/15/2034       6,013,800
 1,805,000   AUSTIN TX AUSTIN WATER & SEWER SERIES A (WATER & WASTEWATER AUTHORITY
             REVENUE)                                                                      4.00          11/15/2019       1,822,220
 1,640,000   EAGLE PASS TX (OTHER REVENUE, AMBAC INSURED)                                  5.25          02/15/2014       1,707,699
 2,000,000   FRISCO TX SERIES A (SEWER REVENUE, FIRST SECURITY BANK LOC)                   5.00          02/15/2017       2,146,180
 1,000,000   GARZA COUNTY TX PUBIC FACILITIES CORPORATION (PROJECT REVENUE)                5.25          10/01/2014         994,030
 1,000,000   GARZA COUNTY TX PUBLIC FACILITIES CORPORATION (NURSING HOME REVENUE)          5.50          10/01/2016         990,490
 6,750,000   GATEWAY PUBLIC FACILITIES CORPORATION STONEGATE VILLAS APARTMENTS
             PROJECT (STATE & LOCAL GOVERNMENTS, FNMA)+/-ss                                4.55          07/01/2034       7,076,768
 2,000,000   HARRIS COUNTY CULTURAL EDUCATION FACILITIES FINANCE CORPORATION
             METHODIST HOSPITAL SYSTEM SERIES B (HOSPITAL REVENUE)                         5.50          12/01/2018       2,166,480
 1,770,000   HARRIS COUNTY TX TOLL ROAD SERIES A (TOLL ROAD REVENUE)                       5.00          08/15/2029       1,795,187
 1,450,000   HOUSTON TX SERIES A (WATER & SEWER REVENUE, MBIA INSURED)                     5.25          05/15/2023       1,505,405
 1,495,000   MIDTOWN REDEVELOPMENT AUTHORITY TEXAS (TAX INCREMENTAL REVENUE,
             AMBAC INSURED)                                                                5.00          01/01/2020       1,510,742
 1,135,000   NORTH TEXAS HEALTH FACILITIES DEVELOPMENT CORPORATION TX UNITED
             REGIONAL HEALTH CARE SYSTEM (HFFA REVENUE, FIRST SECURITY BANK LOC)           5.00          09/01/2016       1,190,865
 5,000,000   NORTH TEXAS TOLLWAY AUTHORITY FIRST TIER PUT SERIES L2
             (TOLL ROAD REVENUE)+/-ss                                                      6.00          01/01/2038       5,212,600
 4,100,000   NORTH TEXAS TOLLWAY AUTHORITY SYSTEM FIRST TIER SERIES E3
             (OTHER REVENUE)+/-ss                                                          5.75          01/01/2038       4,157,646
 2,500,000   NORTH TEXAS TOLLWAY AUTHORITY SYSTEM FIRST TIER SERIES H
             (TOLL ROAD REVENUE)+/-ss                                                      5.00          01/01/2042       2,528,775
   180,000   SACHSE TX (PROPERTY TAX REVENUE, ASSURED GUARANTY)                            5.00          02/15/2025         184,820
   700,000   TARRANT COUNTY TX CULTURAL EDUCATION FACILITIES FINANCE CORPORATION
             EDUCATIONAL FACILITY (HOSPITAL REVENUE)                                       5.00          08/15/2018         699,958
   735,000   TEXAS MUNICIPAL GAS ACQUISITION & SUPPLY CORPORATION I SERIES C
             (UTILITIES REVENUE)+/-ss                                                      1.87          12/15/2026         473,340
 1,825,000   TEXAS MUNICIPAL GAS ACQUISITION & SUPPLY CORPORATION I SERIES D
             (UTILITIES REVENUE)                                                           5.63          12/15/2017       1,695,352
   425,000   TEXAS STATE PFA (OTHER REVENUE)                                               5.00          12/01/2012         411,379
   855,000   TEXAS STATE PFA CHARTER SCHOOL KIPP INCORPORATED EDUCATION SERIES A
             (PRIVATE SCHOOL REVENUE, ACA INSURED)                                         4.50          02/15/2016         704,486
   960,000   TEXAS STATE PFA COSMOS FOUNDATION SERIES A (OTHER REVENUE)                    5.00          02/15/2018         815,482
   155,000   TEXAS STATE PFA UPLIFT EDUCATION SERIES A (OTHER REVENUE)                     4.50          12/01/2009         154,568
   825,000   TOMBALL TX INDEPENDENT SCHOOL DISTRICT (PROPERTY TAX REVENUE, PERMANENT
             SCHOOL FUND GUARANTEED)##                                                     3.09          02/15/2015         694,221
 2,600,000   UNIVERSITY OF HOUSTON TX (COLLEGE & UNIVERSITY REVENUE)                       5.00          02/15/2024       2,727,036
   635,000   WACO TX HEALTH FACILITIES DEVELOPMENT CORPORATION HILLCREST SYSTEM
             PROJECT SERIES A (HCFR, MBIA INSURED)                                         5.00          08/01/2016         654,837
                                                                                                                         50,034,366
                                                                                                                       ------------
 UTAH: 1.09%
 3,700,000   INTERMOUNTAIN POWER AGENCY UT POWER SUPPLY REVENUE REFERENCE SERIES A
             (ELECTRIC REVENUE LOC)                                                        5.00          07/01/2018       3,914,119
 1,000,000   UTAH COUNTY UT LAKEVIEW ACADEMY SERIES A (EDUCATIONAL FACILITIES
             REVENUE)                                                                      5.35          07/15/2017         850,280
   500,000   UTAH COUNTY UT LINCOLN ACADEMY SERIES A (EDUCATIONAL FACILITIES
             REVENUE)++                                                                    5.45          06/15/2017         428,615
 1,000,000   WEST VALLEY CITY UT MONTICELLO ACADEMY (EDUCATIONAL FACILITIES
             REVENUE)++                                                                    6.38          06/01/2037         723,490
                                                                                                                          5,916,504
                                                                                                                       ------------
VIRGIN ISLANDS: 0.28%
   500,000   VIRGIN ISLANDS PFA MATCHING FUND LOAN DIAGO SERIES A (OTHER REVENUE)%%        6.00          10/01/2014         506,220
 1,000,000   VIRGIN ISLANDS PFA SENIOR LIEN LOAN NOTES (PFA REVENUE)                       5.50          10/01/2014       1,002,480
                                                                                                                          1,508,700
                                                                                                                       ------------

                 48 Wells Fargo Advantage Municipal Income Funds


                                         Portfolio of Investments--June 30, 2009

INTERMEDIATE TAX/AMT-FREE FUND

PRINCIPAL    SECURITY NAME                                                             INTEREST RATE   MATURITY DATE       VALUE
----------   -------------                                                             -------------   -------------   ------------
VIRGINIA: 0.88%
$1,800,000   MARQUIS CDA VA (OTHER REVENUE)                                                5.63%         09/01/2018    $  1,372,608
   750,000   REYNOLDS CROSSING CDA REYNOLDS CROSSING PROJECT (SPECIAL TAX REVENUE)         5.10          03/01/2021         610,245
    55,000   VIRGINIA COLLEGE BUILDING AUTHORITY (HEFAR)                                   5.00          06/01/2013          56,713
   210,000   VIRGINIA COLLEGE BUILDING AUTHORITY (HEFAR)                                   5.00          06/01/2015         212,642
   100,000   VIRGINIA HOUSING DEVELOPMENT AUTHORITY SERIES D SUBSERIES D1
             (HOUSING REVENUE)                                                             4.50          07/01/2010         102,621
 1,100,000   WATKINS CENTRE CDA VA (OTHER REVENUE)                                         5.40          03/01/2020         916,630
 1,800,000   WHITE OAK VILLAGE VA SHOPS CDA (SPECIAL TAX REVENUE)                          5.30          03/01/2017       1,488,906
                                                                                                                          4,760,365
                                                                                                                       ------------
WASHINGTON: 2.12%
 1,000,000   BENTON COUNTY WA SCHOOL DISTRICT # 17 KENNEWICK (EDUCATIONAL FACILITIES
             REVENUE, SCHOOL BOARD GUARANTY)%%                                             4.00          12/01/2019       1,009,610
   695,000   GRANT COUNTY PUBLIC UTILITY DISTRICT # 2 PRIEST RAPIDS SERIES A
             (ELECTRIC REVENUE, FGIC INSURED)                                              5.00          01/01/2023         710,860
 2,225,000   QUINAULT WA INDIAN NATION REFUNDED QUINAULT BEACH SERIES A
             (OTHER REVENUE, ACA INSURED)                                                  5.80          12/01/2015       1,666,547
   140,000   SNOHOMISH COUNTY WA PUBLIC HOSPITAL DISTRICT # 3 SERIES A
             (PROPERTY TAX REVENUE)                                                        6.00          06/01/2010         138,862
 1,400,000   TES PROPERTIES WASHINGTON (LEASE REVENUE)                                     5.50          12/01/2029       1,413,790
   500,000   TOBACCO SETTLEMENT AUTHORITY WA TOBACCO SETTLEMENT REVENUE ASSET-BACKED       5.50          06/01/2012         499,975
 3,355,000   TOBACCO SETTLEMENT AUTHORITY WA TOBACCO SETTLEMENT REVENUE ASSET-BACKED       6.50          06/01/2026       3,314,136
 2,035,000   WASHINGTON STATE HCFR SERIES B (HCFR, MBIA INSURED)                           5.00          02/15/2027       1,652,929
 1,055,000   WASHINGTON STATE HEFAR REFUNDING PACIFIC LUTHERAN UNIVERSITY
             (COLLEGE & UNIVERSITY REVENUE, RADIAN INSURED)                                5.00          11/01/2014       1,036,538
                                                                                                                         11,443,247
                                                                                                                       ------------
WEST VIRGINIA: 0.37%
 2,000,000   WEST VIRGINIA ECONOMIC DEVELOPMENT AUTHORITY APPALACHIAN POWER COMPANY
             AMOS SERIES C (PCR)                                                           4.85          05/01/2019       1,972,400
                                                                                                                       ------------
WISCONSIN: 0.55%
 1,620,000   KENOSHA WI USD 001 SERIES A (PROPERTY TAX REVENUE)%%                          4.50          04/01/2015       1,664,096
    70,000   ST. CROIX FALLS WI CDA (REDEVELOPMENT LEASE REVENUE)                          4.20          12/01/2009          70,434
    75,000   ST. CROIX FALLS WI CDA (REDEVELOPMENT LEASE REVENUE)                          4.40          12/01/2010          76,569
   890,000   WISCONSIN HEFA BELL TOWER RESIDENCE PROJECT                                   4.75          07/01/2015         911,467
    20,000   WISCONSIN HOUSING & ECONOMIC DEVELOPMENT AUTHORITY SERIES E
             (HOUSING REVENUE)                                                             4.00          05/01/2013          20,881
   210,000   WISCONSIN HOUSING & ECONOMIC DEVELOPMENT AUTHORITY SERIES E
             (HOUSING REVENUE)                                                             4.15          05/01/2015         218,440
                                                                                                                          2,961,887
                                                                                                                       ------------
TOTAL MUNICIPAL BONDS & NOTES (COST $549,437,922)                                                                       531,091,024
                                                                                                                       ------------

  SHARES                                                                                   YIELD
----------                                                                             -------------
SHORT-TERM INVESTMENTS: 1.26%
MUTUAL FUNDS: 1.26%
 6,818,083   WELLS FARGO ADVANTAGE NATIONAL TAX-FREE MONEY MARKET TRUST~+++                0.22%                          6,818,083
                                                                                                                       ------------
TOTAL SHORT-TERM INVESTMENTS (COST $6,818,083)                                                                            6,818,083
                                                                                                                       ------------
TOTAL INVESTMENTS IN SECURITIES
(COST $556,256,005)*                                                           99.48%                                  $537,909,107
OTHER ASSETS AND LIABILITIES, NET                                               0.52                                      2,820,897
                                                                              ------                                   ------------
TOTAL NET ASSETS                                                              100.00%                                  $540,730,004
                                                                              ------                                   ------------

                 Wells Fargo Advantage Municipal Income Funds 49


Portfolio of Investments--June 30, 2009

INTERMEDIATE TAX/AMT-FREE FUND

----------
+/-  Variable rate investments.

ss These securities are subject to a demand feature which reduces the effective maturity.

##   Zero coupon bond. Interest rate presented is yield to maturity.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

E    Stepped Coupon Bond. Interest rate presented is yield to maturity.

(m) An auction-rate security whose interest rate resets at predetermined short-term intervals through a Dutch auction: rate shown represents the rate in effect at period-end.

(n) Auction to set interest rate on security failed at period end due to insufficient investor interest; failed auction does not itself cause a default.

%%   Securities issued on a when-issued (TBA) basis. (See Note 2)

~ This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The Wells Fargo Advantage Money Market Fund does not pay an investment advisory fee.

+++  Short-term security of an affiliate of the Fund with a cost of $6,818,083.

* Cost for federal income tax purposes is $556,236,968 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                $  5,889,383
Gross unrealized depreciation                 (24,217,244)
                                             ------------
Net unrealized appreciation (depreciation)   $(18,327,861)

The accompanying notes are an integral part of these financial statements.

                50 Wells Fargo Advantage Municipal Income Funds


                                         Portfolio of Investments--June 30, 2009

MUNICIPAL BOND FUND

PRINCIPAL    SECURITY NAME                                                             INTEREST RATE   MATURITY DATE       VALUE
----------   -------------                                                             -------------   -------------   ------------
MUNICIPAL BONDS & NOTES: 99.40%
ALABAMA: 1.00%
$   800,000  ALABAMA DRINKING WATER FINANCE REVOLVING FEDERAL LOAN SERIES A (WATER
             REVENUE, AMBAC INSURED)                                                       4.85%         08/15/2022    $    772,816
    350,000  COUNTY OF JEFFERSON AL SEWER REVENUE SERIES C-2 (SEWER REVENUE, FGIC
             INSURED)+/-ss                                                                 0.88          02/01/2042         119,000
  1,875,000  COUNTY OF JEFFERSON AL SEWER REVENUE SERIES C-5 (SEWER REVENUE, XL
             CAPITAL ASSURANCE COMPANY INSURED)+/-ss                                       0.95          02/01/2040         637,500
    300,000  COUNTY OF JEFFERSON AL SEWER REVENUE SERIES C-9 (SEWER REVENUE, FIRST
             SECURITY BANK LOC)+/-ss                                                       0.48          02/01/2042         102,000
  3,000,000  COUNTY OF JEFFERSON AL WATERS SUB-SERIES B-1-C (SEWER REVENUE, FGIC
             INSURED)+/-ss                                                                 0.95          02/01/2042       1,020,000
    775,000  JEFFERSON COUNTY AL SERIES A-FSA CREDIT (SALES TAX REVENUE, FIRST
             SECURITY BANK LOC)                                                            5.25          01/01/2018         682,783
    860,000  JEFFERSON COUNTY AL SERIES B8 (SEWER REVENUE, FIRST SECURITY BANK LOC)        5.25          02/01/2015         709,294
  2,860,000  JEFFERSON COUNTY AL SERIES B8 (WATER & SEWER REVENUE, FIRST SECURITY
             BANK LOC)                                                                     5.25          02/01/2014       2,417,901
                                                                                                                          6,461,294
                                                                                                                       ------------
 ARIZONA: 4.03%
  5,000,000  ARIZONA HEALTH FACILITIES AUTHORITY PHOENIX CHILDREN'S HOSPITAL
             SERIES A (HOSPITAL REVENUE)+/-ss                                              1.60          02/01/2042       4,305,000
  4,045,000  ARIZONA HEALTH FACILITIES AUTHORITY PHOENIX CHILDREN'S HOSPITAL
             SERIES B (HOSPITAL REVENUE)+/-ss                                              1.45          02/01/2042       3,492,858
  3,400,000  ARIZONA SCHOOL FACILITIES BOARD REVENUE STATE SCHOOL TRUST (OTHER
             REVENUE, AMBAC INSURED)                                                       5.00          07/01/2016       3,456,202
  1,030,000  ESTRELLA AZ MOUNTAIN RANCH COMMUNITY FACILITIES DISTRICT (PROPERTY
             TAX REVENUE)                                                                  5.90          07/15/2022         790,340
  1,000,000  ESTRELLA AZ MOUNTAIN RANCH COMMUNITY FACILITIES DISTRICT SERIES B
             (PROPERTY TAX REVENUE)                                                        6.20          07/15/2032         683,870
  2,750,000  MOHAVE COUNTY AZ IDA MOHAVE PRISON LLC EXPANSION PROJECT (OTHER
             REVENUE)                                                                      8.00          05/01/2025       3,028,933
    215,000  NAVAJO COUNTY AZ MUNICIPAL PROPERTY CORPORATION (LEASE REVENUE, ACA
             INSURED)                                                                      5.63          07/01/2010         214,196
  1,500,000  PHOENIX AZ CIVIC IMPROVEMENT CORPORATION DISTRICT CAPITAL
             APPRECIATION SERIES B
             (OTHER REVENUE, BHAC CREDIT)##                                                0.88          07/01/2035       1,193,280
     35,000  PHOENIX AZ IDA STATEWIDE SERIES C (HOUSING REVENUE, GNMA INSURED)             5.30          04/01/2020          35,503
    880,000  PIMA COUNTY AZ IDA ACCLAIM CHARTER SCHOOL PROJECT (EDUCATIONAL
             FACILITIES REVENUE)                                                           5.60          12/01/2016         774,585
  2,000,000  PIMA COUNTY AZ IDA CONSTELLATION SCHOOL PROJECT (LEASE REVENUE)               7.00          01/01/2038       1,517,220
    100,000  PIMA COUNTY AZ IDA GLOBAL WATER RESOURCES LLC PROJECT (WATER & SEWER
             REVENUE)                                                                      5.45          12/01/2017          94,630
  1,620,000  PIMA COUNTY AZ IDA GLOBAL WATER RESOURCES LLC PROJECT (WATER & SEWER
             REVENUE)                                                                      5.75          12/01/2032       1,077,268
  1,000,000  PIMA COUNTY AZ IDA GLOBAL WATER RESOURCES LLC PROJECT (WATER &
             WASTEWATER AUTHORITY REVENUE)                                                 6.55          12/01/2037         720,490
    265,000  SCOTTSDALE WATERFRONT COMMERCIAL COMMUNITY FACILITIES DISTRICT AZ
             (PROPERTY TAX REVENUE)++                                                      6.00          07/15/2027         188,476
    310,000  SCOTTSDALE WATERFRONT COMMERCIAL COMMUNITY FACILITIES DISTRICT AZ
             (PROPERTY TAX REVENUE)++                                                      6.05          07/15/2032         207,728
  1,690,000  SURPRISE AZ MUNICIPAL PROPERTY CORPORATION (WATER & WASTEWATER
             AUTHORITY REVENUE)                                                            4.70          04/01/2022       1,357,121
  2,960,000  VERRADO AZ COMMUNITY FACILITIES DISTRICT # 1 (OTHER REVENUE)                  6.00          07/15/2013       2,913,173
                                                                                                                         26,050,873
                                                                                                                       ------------
CALIFORNIA: 9.77%
  2,500,000  ACCESS TO LOANS FOR LEARNING STUDENT LOAN CORPORATION STUDENT LOAN
             PROGRAM
             SERIES D2 (COLLEGE & UNIVERSITY REVENUE, GUARANTEED STUDENT LOANS)            7.85          07/01/2025       2,256,675
  7,050,000  ALAMEDA CORRIDOR TRANSPORTATION AUTHORITY SUB LIEN SERIES A
             (TRANSPORTATION REVENUE)##                                                    5.81          10/01/2018       4,148,855
  6,560,000  ALHAMBRA CA USD SERIES B (PROPERTY TAX REVENUE)##                             6.67          08/01/2030       1,644,592
  3,000,000  CALIFORNIA STATEWIDE CDA DISPOSAL REPUBLIC SERVICES SERIES A (SOLID
             WASTE REVENUE)                                                                4.95          12/01/2012       2,872,200
  4,675,000  CALIFORNIA STATEWIDE CDA KAISER PERMANENTE SERIES B (HOSPITAL REVENUE,
             BHAC CREDIT)+/-ss                                                             1.59          04/01/2036       2,764,094
  1,250,000  CARLSBAD USD (PROPERTY TAX REVENUE)##                                         5.05          05/01/2019         765,263
  9,000,000  CHAWANAKEE CA USD SERIES A (LEASE REVENUE)+/-ss                               6.00          05/01/2039       9,024,300
  1,650,000  DINUBA CA REDEVELOPMENT AGENCY MERGED CITY REDEVELOPMENT PROJECT # 2
             (OTHER REVENUE)                                                               4.45          10/01/2011       1,597,992
  2,400,000  FOOTHILL CA EASTERN TRANSPORTATION CORRIDOR AGENCY (TOLL ROAD REVENUE)        5.25          07/15/2010       2,358,072
  5,000,000  INLAND CA EMPIRE TOBACCO SECURITIZATION AUTHORITY SERIES C2 (OTHER
             REVENUE)##                                                                   10.30          06/01/2047         110,900
  1,000,000  MADERA COUNTY CA VALLEY CHILDREN'S HOSPITAL (HCFR)                            6.50          03/15/2015       1,078,640

                Wells Fargo Advantage Municipal Income Funds 51


Portfolio of Investments--June 30, 2009

MUNICIPAL BOND FUND

PRINCIPAL    SECURITY NAME                                                             INTEREST RATE   MATURITY DATE       VALUE
----------   -------------                                                             -------------   -------------   ------------
CALIFORNIA (continued)
$13,560,000  NORTHERN CA GAS AUTHORITY # 1 (OTHER REVENUE)+/-ss                            1.41%         07/01/2017    $ 10,312,380
  5,265,000  NORTHERN CA GAS AUTHORITY # 1 (UTILITIES REVENUE)+/-ss                        1.44          07/01/2019       3,635,483
    470,000  PICO RIVERA CA WATER AUTHORITY SERIES A (WATER REVENUE)                       5.75          12/01/2012         464,539
  1,450,000  PORT HUENEME CA REDEVELOPMENT AGENCY CENTRAL COMMUNITY PROJECT
             (TAX INCREMENTAL REVENUE LOC)                                                 5.50          05/01/2014       1,558,910
  5,395,000  SACRAMENTO CA CITY FINANCING AUTHORITY SERIES A (LEASE REVENUE,
             AMBAC INSURED)                                                                5.40          11/01/2020       5,536,727
  6,000,000  SACRAMENTO CA CITY FINANCING AUTHORITY SERIES B (LEASE REVENUE)               5.40          11/01/2020       6,157,620
  1,950,000  SAN BERNARDINO COUNTY CA FINANCING AUTHORITY CT HOUSING FACILITIES
             PROJECT
             (OTHER REVENUE, MBIA INSURED)                                                 5.50          06/01/2037       1,697,924
    400,000  SAN DIEGO COUNTY CA COP (LEASE REVENUE, AMBAC INSURED)                        5.63          09/01/2012         407,856
    400,000  SANTA ROSA CA RANCHERIA TACHI YOKUT TRIBE ENTERPRISE (OTHER REVENUE)++        4.50          03/01/2011         381,536
  4,975,000  STUDENT EDUCATION LOAN MARKETING CORPORATION CA SERIES IV D1
             (HEFAR, GUARANTEED STUDENT LOANS)                                             5.88          01/01/2018       4,309,594
                                                                                                                         63,084,152
                                                                                                                       ------------
COLORADO: 7.14%
  4,330,000  ARKANSAS CO RIVER POWER AUTHORITY (POWER REVENUE)                             6.00          10/01/2040       3,779,960
    499,000  AURARIA HIGHER EDUCATION CENTER COLORADO LAND ACQUISITION PROJECT
             (LEASE REVENUE)                                                               6.00          05/01/2024         504,863
    300,000  AURARIA HIGHER EDUCATION CENTER COLORADO LAND ACQUISITION PROJECT
             (LEASE REVENUE)                                                               6.00          05/01/2025         301,740
  1,040,000  COLORADO ECFA CHARTER SCHOOL (EDUCATIONAL FACILITIES REVENUE)                 5.63          05/01/2040         907,005
  2,200,000  COLORADO ECFA CHARTER SCHOOL AMERICAN ACADEMY PROJECT (LEASE REVENUE)         7.13          12/01/2033       2,277,176
  3,490,000  COLORADO ECFA CHARTER SCHOOL BANNING LEWIS (OTHER REVENUE)++                  6.13          12/15/2035       2,513,044
  1,170,000  COLORADO ECFA CHARTER SCHOOL CARBON VALLEY ACADEMY (LEASE REVENUE)            5.63          12/01/2036         771,252
  1,595,000  COLORADO ECFA CHARTER SCHOOL COMMUNITY LEADERSHIP (ECFR)                      5.75          07/01/2019       1,350,120
  1,500,000  COLORADO ECFA CHARTER SCHOOL FLAGSTAFF SERIES A (EDUCATIONAL
             FACILITIES REVENUE)                                                           7.00          08/01/2038       1,184,685
    500,000  COLORADO ECFA CHARTER SCHOOL MONUMENT ACADEMY PROJECT (OTHER REVENUE)         5.50          10/01/2017         428,175
    500,000  COLORADO ECFA CHARTER SCHOOL MONUMENT ACADEMY SERIES A (OTHER REVENUE)        7.25          10/01/2039         407,070
    125,000  COLORADO ECFA STUDENT HOUSING CAMPUS VILLAGE APARTMENT (EDUCATIONAL
             FACILITIES REVENUE)                                                           5.50          06/01/2033         116,809
  2,165,000  COLORADO ECFA UNION COLONY CHARTER SCHOOL PROJECT (ECFR)++                    5.75          12/01/2037       1,448,645
 10,325,000  COLORADO HEALTH FACILITIES AUTHORITY CATHOLIC HEALTH INITIATIVES
             SERIES A (HCFR)                                                               5.50          03/01/2032      10,498,150
    685,000  COLORADO HFA SERIES A2 (SFHR, MBIA INSURED)                                   6.50          08/01/2031         704,790
    230,000  COLORADO HFA SERIES B2 (HOUSING REVENUE)                                      7.10          04/01/2017         237,565
    860,000  COLORADO HFA SERIES B3 (HOUSING REVENUE, FIRST SECURITY BANK LOC)             6.70          08/01/2017         912,288
    500,000  DENVER CITY & COUNTY CO THE BOSTON LOFTS PROJECT SERIES A (HOUSING
             REVENUE, FHA INSURED)                                                         5.75          10/01/2027         492,185
  9,625,000  DENVER CO HEALTH & HOSPITAL AUTHORITY SERIES B (HCFR)+/-ss                    1.55          12/01/2033       4,728,281
  4,025,000  E-470 PUBLIC HIGHWAY AUTHORITY CAPITAL APPRECIATION SENIOR LIEN
             SERIES B
             (TOLL ROAD REVENUE)##                                                         6.62          09/01/2016       2,523,876
  5,450,000  E-470 PUBLIC HIGHWAY AUTHORITY CO SERIES C2 (OTHER REVENUE, MBIA
             INSURED)+/-ss                                                                 5.00          09/01/2039       5,460,410
  1,245,000  E-470 PUBLIC HIGHWAY AUTHORITY CO SERIES D2 (OTHER REVENUE, MBIA
             INSURED)+/-ss                                                                 5.00          09/01/2039       1,247,328
  2,290,000  EAGLE COUNTY CO AIRPORT TERMINAL CORPORATE PROJECT SERIES A (AIRPORT
             REVENUE)                                                                      5.15          05/01/2017       1,691,073
    495,000  EAGLE COUNTY CO AIRPORT TERMINAL CORPORATION AIRPORT TERMINAL
             IMPROVEMENT PROJECT SERIES B (AIRPORT REVENUE)                                5.05          05/01/2015         393,881
    840,000  EAGLE COUNTY CO AIRPORT TERMINAL CORPORATION AIRPORT TERMINAL
             IMPROVEMENT PROJECT SERIES B (AIRPORT REVENUE)                                5.25          05/01/2020         580,986
    700,000  LINCOLN PARK CO METROPOLITAN DISTRICT (PROPERTY TAX REVENUE)                  5.25          12/01/2017         634,186
                                                                                                                         46,095,543
                                                                                                                       ------------
CONNECTICUT: 0.20%
  1,320,000  EASTERN CONNECTICUT RESOURCE RECOVERY AUTHORITY SOLID WASTE REVENUE
             WHEELABRATOR LISBON PROJECT SERIES A (OTHER REVENUE)                          5.50          01/01/2014       1,293,270
                                                                                                                       ------------
DISTRICT OF COLUMBIA: 0.10%
    410,000  DISTRICT OF COLUMBIA TOBACCO SETTLEMENT FINANCING CORPORATION                 5.38          05/15/2010         412,796
    205,000  DISTRICT OF COLUMBIA TOBACCO SETTLEMENT FINANCING CORPORATION                 5.70          05/15/2012         206,062
                                                                                                                            618,858
                                                                                                                       ------------

                52 Wells Fargo Advantage Municipal Income Funds


                                         Portfolio of Investments--June 30, 2009

MUNICIPAL BOND FUND

PRINCIPAL    SECURITY NAME                                                             INTEREST RATE   MATURITY DATE       VALUE
----------   -------------                                                             -------------   -------------   ------------
FLORIDA: 4.52%
$ 3,150,000  AVE MARIA STEWARDSHIP COMMUNITY DEVELOPMENT DISTRICT FL (OTHER REVENUE)       4.80%         11/01/2012    $  2,123,006
  2,675,000  COLLIER COUNTY FL IDA NAPLES COMMUNITY HOSPITAL INCORPORATED PROJECT
             (HOSPITAL REVENUE, BANK OF AMERICA LOC)+/-ss                                  4.65          10/01/2034       2,422,560
  3,275,000  CONNERTON WEST COMMUNITY DEVELOPMENT DISTRICT FL SERIES B
             (OTHER REVENUE)                                                               5.13          05/01/2016       1,543,278
  1,400,000  FONTAINBLEAU LAKES FL COMMUNITY DEVELOPMENT DISTRICT SERIES B (SPECIAL
             TAX REVENUE)                                                                  6.00          05/01/2015         883,288
    235,000  GULF BREEZE FL MIAMI BEACH LOCAL GOVERNMENT SERIES B (OTHER REVENUE)          4.75          12/01/2015         245,340
  4,590,000  HILLSBOROUGH COUNTY FL AVIATION AUTHORITY TAMPA INTERNATIONAL AIRPORT
             SERIES A (AIRPORT REVENUE)                                                    5.50          10/01/2015       4,662,843
  2,400,000  LEE COUNTY FL (SOLID WASTE REVENUE, MBIA INSURED)                             5.63          10/01/2013       2,446,224
    700,000  MIAMI DADE COUNTY FL IDA AIRIS MIAMI II LLC PROJECT (IDR, AMBAC
             INSURED)                                                                      6.00          10/15/2025         700,959
  8,915,000  MIAMI DADE COUNTY FL SUB-SERIES A (OTHER REVENUE, BHAC CREDIT)##              1.87          10/01/2030       6,007,640
  3,210,000  ORLANDO FL HOUSING AUTHORITY WEST OAKS APARTMENTS PROJECTS PUTTABLE
             (HOUSING REVENUE, FNMA)ss                                                     5.05          08/01/2033       3,399,262
  4,800,000  PUTNAM COUNTY FL DEVELOPMENT AUTHORITY SEMINOLE PROJECT SERIES A (OTHER
             REVENUE, AMBAC INSURED)+/-ss                                                  5.35          03/15/2042       4,791,936
                                                                                                                         29,226,336
                                                                                                                       ------------
GEORGIA: 2.68%
  5,000,000  ATLANTA GA SERIES B-2 (AIRPORT REVENUE)+/-ss                                  5.25          01/01/2030       5,000,000
    465,000  FORSYTH COUNTY GA HOSPITAL AUTHORITY GEORGIA BAPTIST HEALTH CARE SYSTEM
             PROJECT (HCFR)                                                                6.38          10/01/2028         545,482
    450,000  GEORGIA MUNICIPAL ELECTRIC AUTHORITY POWER REVENUE SERIES Y (ELECTRIC
             REVENUE, MBIA INSURED)                                                        6.50          01/01/2017         507,389
      5,000  GEORGIA STATE SERIES B (OTHER REVENUE)                                        6.25          03/01/2011           5,439
  1,500,000  MAIN STREET GA NATURAL GAS INCORPORATED SERIES A (UTILITIES REVENUE)          5.00          03/15/2014       1,478,520
  2,500,000  MAIN STREET GA NATURAL GAS INCORPORATED SERIES A (UTILITIES REVENUE)          5.00          03/15/2022       2,273,050
  7,500,000  MAIN STREET NATURAL GAS INCORPORATED SERIES A (UTILITIES REVENUE)             5.00          03/15/2013       7,476,375
                                                                                                                         17,286,255
                                                                                                                       ------------
GUAM: 0.33%
    280,000  GUAM EDUCATION FINANCING FOUNDATION CERTIFICATES PARTNERSHIP GUAM
             PUBLIC SCHOOL FACILITIES PROJECT SERIES B (EDUCATIONAL FACILITIES
             REVENUE, ACA INSURED)                                                         4.50          10/01/2026         196,207
     60,000  GUAM HOUSING CORPORATION GUARANTEED MORTGAGE-BACKED SECURITIES SERIES A
             (HOUSING REVENUE, FHLMC INSURED)                                              5.75          09/01/2031          61,129
  1,900,000  GUAM SECTION 30 SERIES A (OTHER REVENUE)                                      5.38          12/01/2024       1,843,551
                                                                                                                          2,100,887
                                                                                                                       ------------
HAWAII: 0.01%
     70,000  HAWAII STATE HOUSING FINANCE & DEVELOPMENT CORPORATION SERIES A
             (HOUSING REVENUE, FNMA INSURED)                                               5.75          07/01/2030          71,324
                                                                                                                       ------------
IDAHO: 1.96%
  6,300,000  BOISE-KUNA IRRIGATION DISTRICT (ELECTRIC REVENUE)                             7.38          06/01/2040       6,839,973
  1,750,000  IDAHO HOUSING & FINANCE ASSOCIATION IDAHO ARTS CHARTER SCHOOL
             INCORPORATED SERIES A (OTHER REVENUE)                                         6.50          12/01/2038       1,290,450
    500,000  IDAHO HOUSING & FINANCE ASSOCIATION LIBERTY CHARTER SCHOOL SERIES A
             (OTHER REVENUE)                                                               6.00          06/01/2038         394,840
  2,500,000  IDAHO HOUSING & FINANCE ASSOCIATION NORTH STAR CHARTER SCHOOL PROJECT
             SERIES A (OTHER REVENUE)                                                      9.50          07/01/2039       2,538,575
  1,500,000  IDAHO HOUSING & FINANCE ASSOCIATION SERIES A (OTHER REVENUE)                  6.13          07/01/2038       1,131,105
    290,000  IDAHO HOUSING & FINANCE ASSOCIATION SERIES E-CL I (SFMR)                      3.60          07/01/2033         270,315
    120,000  IDAHO HOUSING & FINANCE ASSOCIATION SERIES H2 (HOUSING REVENUE, FHA
             INSURED)                                                                      6.15          01/01/2028         119,614
     95,000  IDAHO HOUSING AGENCY SERIES C2 (HOUSING REVENUE)                              6.35          07/01/2015          95,109
                                                                                                                         12,679,981
                                                                                                                       ------------

                 Wells Fargo Advantage Municipal Income Funds 53


Portfolio of Investments--June 30, 2009

MUNICIPAL BOND FUND

PRINCIPAL    SECURITY NAME                                                             INTEREST RATE   MATURITY DATE       VALUE
----------   -------------                                                             -------------   -------------   ------------
ILLINOIS: 4.21%
$2,740,000   AURORA IL SERIES B                                                            5.85%         12/30/2013    $  2,480,686
 1,000,000   AURORA IL TAX INCREMENT SERIES 3-B (TAX INCREMENTAL REVENUE)                  6.50          12/30/2023         817,140
   246,000   DUPAGE COUNTY IL SPECIAL SERVICE MONARCH LANDING PROJECT
             (SPECIAL TAX REVENUE)                                                         5.40          03/01/2016         212,943
 2,750,000   EUREKA IL EUREKA COLLEGE PROJECT SERIES 1998B (COLLEGE & UNIVERSITY
             REVENUE, MBIA INSURED)                                                        7.00          01/01/2019       2,533,355
 1,215,000   HAMPSHIRE IL SPECIAL SERVICE AREA # 18 CROWN DEVELOPMENT PROJECT TAMMS
             FARM SERIES A (SPECIAL TAX REVENUE)                                           6.00          03/01/2044         609,590
   500,000   HAMPSHIRE IL SPECIAL SERVICE AREA # 19 CROWN DEVELOPMENT PRAIRIE RIDGE
             EAST B (SPECIAL TAX REVENUE)                                                  5.63          03/01/2022         303,460
 6,250,000   HARVEY IL SERIES A (PROPERTY TAX REVENUE)                                     5.50          12/01/2027       5,702,813
   174,946   ILLINOIS DEVELOPMENT FINANCE AUTHORITY BALANCE COMMUNITY REHABILITATION
             SERIES A####                                                                  7.88          07/01/2020         124,917
   410,000   ILLINOIS FINANCE AUTHORITY NEW MONEY COMMUNITY REHABILITATION SERIES A
             (HCFR, GO)                                                                    5.35          07/01/2027         323,351
 3,080,000   LAKE COUNTY IL COMMUNITY HIGH SCHOOL DISTRICT # 117 CAPITAL
             APPRECIATION SERIES B (PROPERTY TAX REVENUE, FGIC INSURED)##                  4.80          12/01/2016       2,166,410
   800,000   ROCKFORD IL FAUST LAMARK APARTMENTS PROJECT SERIES A HUD
             (HOUSING REVENUE, MBIA INSURED)                                               6.75          01/01/2018         809,032
 1,025,000   SOUTHWESTERN IL DEVELOPMENT FINANCE AUTHORITY LOCAL GOVERNMENT PROGRAM
             COLLINSVILLE LIMITED (SALES TAX REVENUE)                                      5.00          03/01/2025         755,907
 1,500,000   SOUTHWESTERN IL DEVELOPMENT FINANCE AUTHORITY LOCAL GOVERNMENT PROGRAM
             COLLINSVILLE LIMITED (SALES TAX REVENUE)                                      5.35          03/01/2031       1,005,930
   605,000   TAZEWELL COUNTY IL SCHOOL DISTRICT # 51 (PROPERTY TAX REVENUE,
             FGIC INSURED)                                                                 9.00          12/01/2023         846,250
   975,000   VERNON HILLS IL TOWN CENTER PROJECT SERIES A (TAX INCREMENTAL REVENUE)        6.25          12/30/2026         751,491
 3,480,000   WILL COUNTY IL COMMUNITY USD # 201 CRETE-MONEE (PROPERTY TAX REVENUE,
             FGIC INSURED)##                                                               5.43          11/01/2016       2,349,174
10,030,000   WILL COUNTY IL COMMUNITY USD # 201-U CRETE-MONEE (PROPERTY TAX REVENUE,
             MBIA INSURED)##                                                               6.07          11/01/2019       5,403,863
                                                                                                                         27,196,312
                                                                                                                       ------------
INDIANA: 1.19%
   290,000   INDIANAPOLIS IN LOCAL PUBLIC IMPROVEMENT SERIES B (OTHER REVENUE)             6.00          01/10/2020         330,362
 1,400,000   LAKE COUNTY IN (PROPERTY TAX REVENUE)                                         5.00          01/15/2017       1,340,234
 4,500,000   ROCKPORT IN POLLUTION CONTROL CENTRAL REVENUE MICHIGAN POWER COMPANY
             PROJECT SERIES A (OTHER REVENUE)+/-ss                                         6.25          06/01/2025       4,629,915
 2,000,000   VALPARAISO IN ECONOMIC DEVELOPMENT VALPARAISO FAMILY YMCA
             (OTHER REVENUE)                                                               6.00          12/01/2036       1,379,360
                                                                                                                          7,679,871
                                                                                                                       ------------
IOWA: 0.78%
    50,000   CORALVILLE IA COP SERIES D (OTHER REVENUE)                                    5.00          06/01/2014          51,692
   360,000   CORALVILLE IA COP SERIES D (OTHER REVENUE)                                    5.25          06/01/2016         373,720
   125,000   IOWA FINANCE AUTHORITY CHILD SERVICES (OTHER REVENUE)                         5.00          06/01/2010         123,815
 6,420,000   XENIA IA RURAL WATER DISTRICT (WATER REVENUE, CIFG INSURED)                   5.00          12/01/2041       4,517,176
                                                                                                                          5,066,403
                                                                                                                       ------------
KANSAS: 2.02%
 5,000,000   BURLINGTON KS KANSAS CITY POWER & LIGHT SERIES A (OTHER REVENUE,
             XLCA INSURED)+/-ss                                                            5.25          12/01/2023       5,036,800
 1,165,000   CITY OF OLATHE KS SPECIAL OBLIGATION WEST VILLAGE CENTER PROJECT
             (TAX INCREMENTAL REVENUE)                                                     5.50          09/01/2026         821,174
   220,000   KANSAS DEVELOPMENT FINANCE AUTHORITY HEALTH FACILITIES HARTFORD
             (HCFR LOC)                                                                    6.13          04/01/2012         216,623
   585,000   SEDGWICK & SHAWNEE COUNTIES KS MORTGAGE-BACKED SECURITIES SERIES A5
             (HOUSING REVENUE)                                                             5.70          12/01/2036         576,488
   385,000   SEDGWICK & SHAWNEE COUNTIES KS SERIES A2 (HOUSING REVENUE,
             GNMA INSURED)                                                                 6.70          06/01/2029         392,373
 4,050,000   WYANDOTTE COUNTY KANSAS CITY KS UNITED GOVERNMENT REFERENDUM SALES TAX
             SECOND LIEN AREA B (SALES TAX REVENUE)                                        5.00          12/01/2020       3,788,370
 3,420,000   WYANDOTTE COUNTY KANSAS CITY KS UNITED GOVERNMENT TRANSPORTATION
             DEVELOPMENT STRICT LEGENDS VILLAGE WEST PROJECT (OTHER REVENUE)               4.88          10/01/2028       2,192,767
                                                                                                                         13,024,595
                                                                                                                       ------------

                 54 Wells Fargo Advantage Municipal Income Funds


                                         Portfolio of Investments--June 30, 2009

MUNICIPAL BOND FUND

PRINCIPAL    SECURITY NAME                                                             INTEREST RATE   MATURITY DATE       VALUE
----------   -------------                                                             -------------   -------------   ------------
KENTUCKY: 2.05%
$8,205,000   KENTUCKY ASSET LIABILITY COMMISSION GENERAL FUND REVENUE PROJECT
             SERIES A (OTHER REVENUE)+/-ss                                                 1.22%         11/01/2027    $  6,225,544
10,000,000   KENTUCKY ASSET LIABILITY COMMISSION SERIES B (OTHER REVENUE, FGIC
             INSURED)+/-ss                                                                 1.24          11/01/2025       7,012,500
                                                                                                                         13,238,044
                                                                                                                       ------------
LOUISIANA: 2.34%
 4,265,000   CLAIBORNE PARISH LA LAW ENFORCEMENT DISTRICT CLAIBORNE CORRECTIONAL
             FACILITIES PROJECT                                                            6.25          03/01/2019       3,511,460
   700,000   LOUISIANA PFA BLACK & GOLD FACILITIES PROJECT SERIES A (HEFAR, CIFG
             INSURED)                                                                      5.00          07/01/2030         561,526
 2,900,000   LOUISIANA PUBLIC FACILITIES AUTHORITY BLACK & GOLD FACILITIES PROJECT
             SERIES A (COLLEGE & UNIVERSITY REVENUE, CIFG INSURED)                         5.00          07/01/2032       2,266,408
 3,275,000   LOUISIANA STATE CITIZENS PROPERTY INSURANCE CORPORATION SERIES B
             (OTHER REVENUE, AMBAC INSURED)                                                5.00          06/01/2019       3,029,211
 1,225,000   LOUISIANA STATE CITIZENS PROPERTY INSURANCE CORPORATION SERIES B
             (OTHER REVENUE, AMBAC INSURED)                                                5.00          06/01/2020       1,114,187
 1,700,000   NEW ORLEANS LA (PROPERTY TAX REVENUE, FGIC INSURED)                           5.50          12/01/2021       1,631,541
   760,000   NEW ORLEANS LA (SEWER REVENUE, FGIC INSURED)                                  5.38          06/01/2014         715,912
 1,250,000   NEW ORLEANS LA AVIATION BOARD SERIES A-1 (AIRPORT REVENUE,
             ASSURED GUARANTY)                                                             6.00          01/01/2023       1,284,600
 1,000,000   RAPIDES LA FINANCE AUTHORITY CLECO POWER LLC PROJECT
             (OTHER REVENUE)+/-ss                                                          6.00          10/01/2038       1,009,300
                                                                                                                         15,124,145
                                                                                                                       ------------
MAINE: 1.23%
 8,000,000   MAINE EDUCATIONAL AUTHORITY STUDENT LOAN REVENUE SERIES A-3
             (COLLEGE & UNIVERSITY REVENUE)                                                5.88          12/01/2039       7,940,080
                                                                                                                       ------------
MARYLAND: 0.12%
 1,000,000   BALTIMORE MD SPECIAL OBLIGATION SERIES-A (OTHER REVENUE)                      7.00          09/01/2038         771,560
                                                                                                                       ------------
MASSACHUSETTS: 2.34%
 8,000,000   COMMONWEALTH OF MASSACHUSETTS STATE SERIES A (OTHER REVENUE)+/-ss             1.14          11/01/2020       6,734,000
 1,200,000   MASSACHUSETTS DEVELOPMENT FINANCE AGENCY REVENUE SABIS INTERNATIONAL
             CHARTER SERIES A (OTHER REVENUE)                                              8.00          04/15/2031       1,248,396
 4,000,000   MASSACHUSETTS DEVELOPMENT FINANCE AGENCY REVENUE SABIS INTERNATIONAL
             CHARTER SERIES A (OTHER REVENUE)                                              8.00          04/15/2039       4,132,280
 1,825,000   MASSACHUSETTS MUNICIPAL WHOLESALE ELECTRIC COMPANY NUCLEAR MIX # 4
             SERIES 1 (ELECTRIC REVENUE, MBIA INSURED)+/-ss(m)(n)                          0.24          07/01/2017       1,825,000
   800,000   MASSACHUSETTS STATE PORT AUTHORITY DELTA AIRLINES INCORPORATED PROJECT
             SERIES A (LEASE REVENUE, AMBAC INSURED)                                       5.50          01/01/2013         684,272
   515,000   MASSACHUSETTS STATE PORT AUTHORITY DELTA AIRLINES INCORPORATED PROJECT
             SERIES A (LEASE REVENUE, AMBAC INSURED)                                       5.50          01/01/2017         388,722
    90,000   MASSACHUSETTS WATER POLLUTION ABATEMENT MWRA PROGRAM SERIES A
             PREREFUNDED (WATER REVENUE)ss                                                 6.00          08/01/2023          91,324
                                                                                                                         15,103,994
                                                                                                                       ------------
MICHIGAN: 4.31%
 1,400,000   CESAR CHAVEZ ACADEMY MI INCORPORATED COP (LEASE REVENUE)                      8.00          02/01/2033       1,300,978
 1,955,000   DETROIT MI (RECREATIONAL FACILITIES REVENUE, MBIA INSURED)                    4.00          04/01/2011       1,912,537
 5,855,000   DETROIT MI CAPITAL IMPROVEMENT LIMITED TAX SERIES A-1 (OTHER REVENUE)         5.00          04/01/2015       4,983,249
 3,190,000   DETROIT MI CONVENTION FACILITY COBO HALL (TAX REVENUE, MBIA INSURED)          5.00          09/30/2013       3,141,863
 4,485,000   FLINT MI INTERNATIONAL ACADEMY (EDUCATIONAL FACILITIES REVENUE)               5.75          10/01/2037       3,059,488
 2,025,000   MICHIGAN PUBLIC EDUCATIONAL FACILITIES AUTHORITY CHANDLER PARK ACADEMY
             (EDUCATIONAL FACILITIES REVENUE)                                              6.35          11/01/2028       1,693,852
 3,000,000   MICHIGAN PUBLIC EDUCATIONAL FACILITIES AUTHORITY CHANDLER PARK ACADEMY
             (EDUCATIONAL FACILITIES REVENUE)                                              6.50          11/01/2035       2,428,080
 2,445,000   MICHIGAN PUBLIC EDUCATIONAL FACILITIES AUTHORITY LIMITED OBLIGATION
             BRADFORD (EDUCATIONAL FACILITIES REVENUE)++                                   6.50          09/01/2037       1,853,995

                 Wells Fargo Advantage Municipal Income Funds 55


Portfolio of Investments--June 30, 2009

MUNICIPAL BOND FUND

PRINCIPAL    SECURITY NAME                                                             INTEREST RATE   MATURITY DATE       VALUE
----------   -------------                                                             -------------   -------------   ------------
MICHIGAN (continued)
$1,260,000   MICHIGAN PUBLIC EDUCATIONAL FACILITIES AUTHORITY LIMITED OBLIGATION
             CRESCENT (PRIVATE SCHOOL REVENUE)                                             7.00%         10/01/2036    $    961,418
 1,175,000   MICHIGAN PUBLIC EDUCATIONAL FACILITIES AUTHORITY LIMITED OBLIGATION
             NATAKI TALIBAH (EDUCATIONAL FACILITIES REVENUE)                               6.25          10/01/2023         915,008
 1,250,000   MICHIGAN PUBLIC EDUCATIONAL FACILITIES AUTHORITY REVENUE BRADFORD
             ACADEMY PROJECT (OTHER REVENUE)                                               8.75          09/01/2039       1,237,300
   500,000   MICHIGAN STATE HOSPITAL FINANCE AUTHORITY SERIES A TRINITY HEALTH
             (HOSPITAL REVENUE)                                                            5.00          12/01/2014         518,945
 2,500,000   MICHIGAN STATE HOSPITAL FINANCE AUTHORITY SERIES A TRINITY HEALTH
             (HOSPITAL REVENUE)+/-ss                                                       6.00          12/01/2034       2,689,000
    40,000   MICHIGAN STRATEGIC FUND SERIES A (HOUSING REVENUE, GUARANTEE AGREEMENT)       5.25          10/15/2021          42,930
 1,460,000   STAR INTERNATIONAL ACADEMY MI FULL TERM (LEASE REVENUE)                       6.13          03/01/2037       1,114,987
                                                                                                                         27,853,630
                                                                                                                       ------------
MINNESOTA: 0.83%
   500,000   AUSTIN MN HOUSING & RDA COURTYARD RESIDENCE PROJECT SERIES A
             (HOUSING REVENUE)                                                             7.25          01/01/2032         442,975
 1,450,000   BECKER MN POLLUTION CONTROL NORTHERN STATES POWER SERIES A (IDR)              8.50          09/01/2019       1,630,076
   310,000   BROOKLYN PARK MN EDFA HUNTINGTON SITE DEVELOPMENT SERIES A
             (TAX INCREMENTAL REVENUE)                                                     5.00          08/01/2009         310,394
 1,000,000   FALCON HEIGHT MN KALEIDOSCOPE CHARTER SCHOOL SERIES A (LEASE REVENUE)         6.00          11/01/2037         710,180
   300,000   ST. PAUL MN HOUSING & RDA ALLINA HEALTH SYSTEMS SERIES A
             (HCFR, MBIA INSURED)                                                          5.00          11/15/2015         310,488
   750,000   TOWNSHIP OF BAYTOWN MN ST. CROIX PREPARATORY ACADEMY SERIES A
             (LEASE REVENUE)                                                               7.00          08/01/2038         611,685
 1,500,000   WOODBURY MN MATH SCIENCE ACADEMY PROJECT SERIES A                             7.50          12/01/2031       1,332,975
                                                                                                                          5,348,773
                                                                                                                       ------------
MISSISSIPPI: 0.06%
   500,000   GULFPORT-BILOXI REGIONAL AIRPORT AUTHORITY MS PASSENGER FACILITIES
             SERIES A (AIRPORT REVENUE, ACA INSURED)                                       5.00          10/01/2022         353,910
                                                                                                                       ------------
MISSOURI: 2.46%
 1,000,000   CHESTERFIELD VALLEY TRANSPORTATION DEVELOPMENT DISTRICT MO
             (SALES TAX REVENUE, CIFG INSURED)                                             4.00          04/15/2026       1,013,160
   600,000   COTTLEVILLE MO COP (LEASE REVENUE)                                            5.25          08/01/2031         483,354
   680,000   DESLOGE MO US HIGHWAY 67 STATE STREET REDEVELOPMENT PROJECT                   5.20          04/15/2020         543,068
   565,000   FENTON MO GRAVOIS BLUFFS REDEVELOPMENT PROJECT
             (TAX INCREMENTAL REVENUE)                                                     4.50          04/01/2021         501,664
 1,750,000   GRAVOIS BLUFFS MO TRANSPORTATION DEVELOPMENT DISTRICT
             (SALES TAX REVENUE)                                                           4.75          05/01/2032       1,205,890
 4,500,000   INDEPENDENCE MO THIRTY-NINTH STREET TRANSPORTATION DISTRICT IMPROVEMENT
             DEVELOPMENT ROAD IMPROVEMENT PROJECT (TRANSPORTATION REVENUE)                 6.88          09/01/2032       3,502,440
 3,475,000   LAKE OF THE OZARKS MO COMMUNITY BRIDGE CORPORATION                            5.25          12/01/2014       3,185,324
   360,000   MISSOURI JOINT MUNICIPAL ELECTRIC UTILITY COMMISSION PLUM POINT PROJECT
             (UTILITIES REVENUE, MBIA INSURED)                                             5.00          01/01/2022         334,638
   460,000   OZARK MO COP COMMUNITY CENTER PROJECT (LEASE REVENUE)                         5.00          09/01/2026         412,901
 1,990,000   ST. LOUIS MO COUNTY REGIONAL CONVENTION & SPORTS COMPLEX AUTHORITY
             CONVENTION & SPORTS FACILITIES PROJECT SERIES B-1
             (LEASE REVENUE, AMBAC INSURED)                                                5.25          08/15/2020       2,065,222
 2,555,000   ST. LOUIS MO LAMBERT ST. LOUIS INTERNATIONAL SERIES B
             (AIRPORT REVENUE, FGIC INSURED)                                               6.00          07/01/2013       2,672,556
                                                                                                                         15,920,217
                                                                                                                       ------------
NEBRASKA: 0.37%
 2,500,000   CENTRAL PLAINS NE ENERGY PROJECT # 1 SERIES A (UTILITIES REVENUE)             5.00          12/01/2014       2,414,425
                                                                                                                       ------------
NEVADA: 2.60%
 3,000,000   CLARK COUNTY NV NEVADA POWER COMPANY PROJECT SERIES D
             (IDR, ACA INSURED)                                                            5.30          10/01/2011       2,896,800
 1,925,000   COUNTY OF CLARK NV AIRPORT REVENUE JET AVIATION FUEL TAX SERIES C
             (AIRPORT DEVELOPMENT MAINTENANCE, AMBAC INSURED)                              5.38          07/01/2014       1,924,577
 4,500,000   COUNTY OF WASHOE NV HIGHWAY REVENUE MOTOR VEHICLE FUEL TAX
             (FUEL SALES TAX REVENUE)                                                      5.50          02/01/2027       4,523,085
 2,500,000   COUNTY OF WASHOE NV HIGHWAY REVENUE MOTOR VEHICLE FUEL TAX
             (FUEL SALES TAX REVENUE)                                                      5.50          02/01/2028       2,499,875
 1,710,000   DIRECTOR STATE NV DEPARTMENT OF BUSINESS & INDUSTRY CAPITAL
             APPRECIATION LAS VEGAS MONORAIL (TRANSPORTATION REVENUE, AMBAC
             INSURED)##                                                                   16.79          01/01/2024         164,998
 2,500,000   RENO-SPARKS NV INDIAN COLONY GOVERNMENTAL (OTHER REVENUE,
             US BANK NA LOC)                                                               5.00          06/01/2024       2,292,625

                 56 Wells Fargo Advantage Municipal Income Funds


                                         Portfolio of Investments--June 30, 2009

MUNICIPAL BOND FUND

PRINCIPAL    SECURITY NAME                                                             INTEREST RATE   MATURITY DATE       VALUE
----------   -------------                                                             -------------   -------------   ------------
NEVADA (continued)
$1,900,000   RENO-SPARKS NV INDIAN COLONY GOVERNMENTAL (OTHER REVENUE,
             US BANK NA LOC)                                                               5.13%         06/01/2027    $  1,706,941
 1,000,000   SPARKS NV LOCAL IMPROVEMENT DISTRICTS DISTRICT # 3 (OTHER REVENUE)            6.75          09/01/2027         770,680
                                                                                                                         16,779,581
                                                                                                                       ------------
NEW JERSEY: 3.27%
 5,650,000   NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY (CIGARETTE TAX REVENUE)             5.63          06/15/2018       5,177,886
 1,195,000   NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY (CIGARETTE TAX REVENUE)             5.75          06/15/2029         945,030
 2,000,000   NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY (CIGARETTE TAX REVENUE)             5.75          06/15/2034       1,527,280
   500,000   NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY (EXCISE TAX REVENUE)                5.63          06/15/2019         448,290
10,000,000   NEW JERSEY STATE HIGHER EDUCATION ASSISTANCE AUTHORITY SERIES A
             (COLLEGE & UNIVERSITY REVENUE)                                                5.00          06/01/2027       9,987,800
 2,900,000   NEW JERSEY STATE HIGHER EDUCATION ASSISTANCE AUTHORITY SERIES A
             (COLLEGE & UNIVERSITY REVENUE)                                                5.63          06/01/2030       2,900,928
   130,000   NEW JERSEY STATE HIGHER EDUCATION ASSISTANCE AUTHORITY SERIES A
             (COLLEGE & UNIVERSITY REVENUE, AMBAC INSURED)                                 5.15          06/01/2012         130,794
                                                                                                                         21,118,008
                                                                                                                       ------------
NEW MEXICO: 0.20%
 1,380,000   OTERO COUNTY NM (JAIL FACILITIES REVENUE)                                     5.50          04/01/2013       1,311,897
                                                                                                                       ------------
NEW YORK: 3.49%
 1,370,000   ALBANY NY IOAG SERIES A BRIGHTER CHOICE CHARTER SCHOOL
             (EDUCATIONAL FACILITIES REVENUE)                                              4.55          04/01/2015       1,227,520
 2,285,000   GENESEE COUNTY NY IDA UNITED MEMORIAL MEDICAL CENTER PROJECT
             (HFFA REVENUE)                                                                4.75          12/01/2014       2,088,056
   140,000   NASSAU COUNTY NY IDA                                                          6.88          07/01/2010         143,979
   655,000   NEW YORK CITY NY IDA SPECIAL NEEDS POOLED SERIES A1                           6.88          07/01/2010         646,177
   605,000   NEW YORK CITY NY IDAG CIVIC FACILITIES VAUGHN COLLEGE AERONAUTICS
             SERIES A                                                                      5.00          12/01/2016         518,533
 5,840,000   NEW YORK STATE DORMITORY AUTHORITY MANHATTAN COLLEGE SERIES B
             (HOSPITAL REVENUE)+/-ss                                                       1.42          05/01/2018       4,144,940
 2,600,000   NEW YORK STATE ENERGY R&D AUTHORITY (FUEL SALES TAX REVENUE)                  6.81          07/01/2026       2,602,574
 4,300,000   NEW YORK STATE ENERGY R&D AUTHORITY GAS FACILITIES REVENUE BROOKLYN
             UNION GAS COMPANY SERIES B (UTILITIES REVENUE)+/-ss                          12.70          07/01/2026       4,308,514
 2,500,000   NIAGARA COUNTY NY IDA SERIES C (SOLID WASTE REVENUE)+/-ss                     5.63          11/15/2024       2,407,350
 1,000,000   ROCKLAND COUNTY NY (PROPERTY TAX REVENUE)                                     5.50          10/15/2014       1,021,650
 1,000,000   ROCKLAND COUNTY NY (PROPERTY TAX REVENUE, FGIC INSURED)                       5.60          10/15/2015       1,021,990
 3,075,000   SENECA NATION INDIANS NY CAPITAL IMPROVEMENTS AUTHORITY SERIES A
             (OTHER REVENUE)++                                                             5.25          12/01/2016       2,430,480
                                                                                                                         22,561,763
                                                                                                                       ------------
NORTH DAKOTA: 0.18%
   215,000   NORTH DAKOTA STATE HFA (HOUSING REVENUE)                                      4.70          07/01/2031         215,022
    25,000   NORTH DAKOTA STATE HOME MORTGAGE FINANCING PROGRAM SERIES C
             (HOUSING REVENUE)                                                             5.95          07/01/2017          25,652
    10,000   NORTH DAKOTA STATE HOME MORTGAGE FINANCING PROGRAM SERIES C
             (HOUSING REVENUE)                                                             6.10          07/01/2028           9,938
   960,000   THREE AFFILIATED TRIBES OF THE FORT BERTHOLD RESERVATION ND
             (RECREATIONAL FACILITIES REVENUE)                                             6.30          11/15/2010         920,659
                                                                                                                          1,171,271
                                                                                                                       ------------
OHIO: 1.31%
   250,000   JOHNSTOWN OH MORTGAGE (SEWER REVENUE)                                         6.00          12/01/2017         250,210
 4,500,000   OHIO ENTERPRISE BOND SERIES 2A (ECONOMIC DEVELOPMENT REVENUE)                 5.50          12/01/2019       4,030,830
 1,900,000   RIVERSOUTH OH AUTHORITY LAZARUS BUILDING REDEVELOPMENT SERIES A
             (OTHER REVENUE)                                                               5.75          12/01/2027       1,527,220
 3,200,000   TOLEDO-LUCAS COUNTY OH PORT AUTHORITY TOWN SQUARE AT LEVIS COMMONS
             (OTHER REVENUE)                                                               5.40          11/01/2036       2,636,544
                                                                                                                          8,444,804
                                                                                                                       ------------
OKLAHOMA: 1.78%
 1,250,000   CHICKASAW NATION OK HEALTH SYSTEMS (HCFR)++                                   6.00          12/01/2025       1,067,200
   550,000   CHICKASAW NATION OK HEALTH SYSTEMS (HCFR)++                                   6.25          12/01/2032         457,749

                 Wells Fargo Advantage Municipal Income Funds 57


Portfolio of Investments--June 30, 2009

MUNICIPAL BOND FUND

PRINCIPAL    SECURITY NAME                                                             INTEREST RATE   MATURITY DATE       VALUE
----------   -------------                                                             -------------   -------------   ------------
OKLAHOMA (continued)
$2,896,057   COMANCHE COUNTY OK INDEPENDENT SCHOOL DISTRICT # 4 GERONIMO
             (EDUCATIONAL FACILITIES REVENUE)                                              6.25%         08/15/2014    $  3,077,205
 1,400,000   OKLAHOMA DEVELOPMENT FINANCE AUTHORITY PUBLIC SERVICE COMPANY
             OKLAHOMA PROJECT (IDR)                                                        5.25          06/01/2014       1,401,134
 5,045,000   TULSA OK AIRPORTS IMPROVEMENT TRUST SERIES B (AIRPORT REVENUE)                7.05          06/01/2017       5,497,385
                                                                                                                         11,500,673
                                                                                                                       ------------
OREGON: 0.33%
 1,370,000   OREGON STATE HEALTH HOUSING ECFA ASPEN FOUNDATION II SERIES A
             (HCFR)####(i)                                                                 6.13          04/15/2029         735,224
   310,000   OREGON STATE HOUSING & COMMUNITY SERVICES DEPARTMENT AMT SFMR PROGRAM
             SERIES B (HOUSING REVENUE)                                                    4.55          07/01/2027         305,899
    65,000   OREGON STATE HOUSING & COMMUNITY SERVICES DEPARTMENT SERIES M
             (HOUSING REVENUE)                                                             6.20          07/01/2028          65,027
 1,025,000   OREGON STATE HOUSING & COMMUNITY SERVICES DEPARTMENT SERIES N
             (HOUSING REVENUE)                                                             3.90          07/01/2029         992,815
                                                                                                                          2,098,965
                                                                                                                       ------------
PENNSYLVANIA: 6.41%
 1,100,000   ALLEGHENY COUNTY PA AIRPORT AUTHORITY AIRPORT REVENUE PITTSBURGH
             INTERNATIONAL AIRPORT (AIRPORT DEVELOPMENT MAINTENANCE, FGIC INSURED)         6.00          01/01/2014       1,116,401
 5,325,000   ALLEGHENY COUNTY PA AIRPORT AUTHORITY AIRPORT REVENUE SERIES A
             (AIRPORT DEVELOPMENT MAINTENANCE, FIRST SECURITY BANK LOC)                    5.00          01/01/2015       5,330,059
 4,585,000   ALLEGHENY COUNTY PA AIRPORT AUTHORITY PITTSBURGH INTERNATIONAL AIRPORT
             (AIRPORT REVENUE, FGIC INSURED)                                               6.13          01/01/2016       4,636,031
 1,500,000   ALLEGHENY COUNTY PA HOSPITAL DEVELOPMENT AUTHORITY WEST PENN ALLEGHENY
             HEALTH SYSTEM SERIES A (HCFR)                                                 5.00          11/15/2011       1,419,030
 2,235,000   ALLEGHENY COUNTY PA IDA PROPEL SCHOOLS HOMESTEAD PROJECT SERIES A             7.50          12/15/2029       1,970,957
   550,000   CAMBRIA COUNTY PA (PROPERTY TAX REVENUE, FGIC INSURED)                        5.50          08/15/2016         546,926
 2,000,000   CHESTER COUNTY PA AVON GROVE CHARTER SCHOOL PROJECT SERIES A (IDR)            6.38          12/15/2037       1,452,460
 1,520,000   CHESTER COUNTY PA RENAISSANCE ACADEMY PROJECT SERIES A                        5.63          10/01/2015       1,397,382
 7,425,000   COUNTY OF ALLEGHENY PA SERIES C-59B (PROPERTY TAX REVENUE, FIRST
             SECURITY BANK LOC)+/-ss                                                       1.24          11/01/2026       5,132,531
 1,850,000   DELAWARE COUNTY PA RESOURCE RECOVERY FACILITY SERIES A (IDR)                  6.10          07/01/2013       1,850,481
 2,040,000   DELAWARE VALLEY PA REGIONAL FINANCIAL AUTHORITY LOCAL GOVERNMENT
             SERIES C                                                                      7.75          07/01/2027       2,606,936
 1,100,000   LUZERNE COUNTY PA SERIES C (PROPERTY TAX REVENUE, FIRST SECURITY
             BANK LOC)                                                                     7.00          11/01/2018       1,219,537
   135,000   LUZERNE COUNTY PA SERIES E (PROPERTY TAX REVENUE, FIRST SECURITY
             BANK LOC)                                                                     8.00          11/01/2027         154,174
 1,500,000   MONTGOMERY COUNTY PA IDA COMMUNITY REVENUE ACTS RETIREMENT LIFE
             COMMUNITY SERIES A-1 (OTHER REVENUE)                                          5.00          11/15/2013       1,533,765
 1,120,000   MONTGOMERY COUNTY PA IDA RETIREMENT COMMUNITY REVENUE ACTS
             RETIREMENTLIFE COMMUNITY SERIES A-1 (OTHER REVENUE)                           5.25          11/15/2015       1,126,854
 1,570,000   MONTGOMERY COUNTY PA IDA RETIREMENT COMMUNITYCENTER REVENUE ACTS
             RETIREMENT LIFE COMMUNITY SERIES A-1 (OTHER REVENUE)                          5.00          11/15/2014       1,580,425
 6,200,000   PENNSYLVANIA EDFA COLVER PROJECT SERIES F (ECONOMIC DEVELOPMENT
             REVENUE, AMBAC INSURED)                                                       5.00          12/01/2015       5,730,102
 1,625,000   PHILADELPHIA AUTHORITY FOR INDUSTRIAL DEVELOPMENT CULTURAL & COMMERCIAL
             CORRIDORS SERIES A (ECONOMIC DEVELOPMENT REVENUE, FGIC INSURED)               5.00          12/01/2015       1,591,834
 1,450,000   PHILADELPHIA PA FIRST PHILADELPHIA CHARTER SERIES A (OTHER REVENUE)           5.85          08/15/2037       1,036,576
                                                                                                                         41,432,461
                                                                                                                       ------------
PUERTO RICO: 3.32%
 1,000,000   COMMONWEALTH OF PUERTO RICO (FUEL SALES TAX REVENUE)                          5.65          07/01/2015       1,030,220
 3,225,000   COMMONWEALTH OF PUERTO RICO SERIES A (PROPERTY TAX REVENUE)                   5.00          07/01/2018       3,012,731
 2,900,000   PUERTO RICO ELECTRIC POWER AUTHORITY SERIES NN (ELECTRIC PLANT REVENUE,
             MBIA INSURED)                                                                 5.25          07/01/2023       2,794,208
 2,000,000   PUERTO RICO ELECTRIC POWER AUTHORITY SERIES UU (OTHER REVENUE, FIRST
             SECURITY BANK LOC)+/-ss                                                       1.33          07/01/2029       1,100,400
 1,500,000   PUERTO RICO ELECTRIC POWER AUTHORITY SERIES WW (ELECTRIC REVENUE)             5.50          07/01/2021       1,488,960
 1,000,000   PUERTO RICO HFA FEDERAL MODERNIZATION (HOUSING REVENUE)                       5.13          12/01/2027       1,012,260
 1,015,000   PUERTO RICO INDUSTRIAL TOURIST EDUCATIONAL MEDICAL & ENVIRONMENTAL
             CONTROL FACILITIES FINANCING AUTHORITY ANA G. MENDEZ UNIVERSITY               5.00          02/01/2010       1,012,239

                 58 Wells Fargo Advantage Municipal Income Funds


                                         Portfolio of Investments--June 30, 2009

MUNICIPAL BOND FUND

PRINCIPAL    SECURITY NAME                                                             INTEREST RATE   MATURITY DATE       VALUE
----------   -------------                                                             -------------   -------------   ------------
PUERTO RICO (continued)
$4,000,000   PUERTO RICO PUBLIC BUILDINGS AUTHORITY GOVERNMENT FACILITIES SERIES F
             (LEASE REVENUE, CIFG INSURED)                                                 5.25%         07/01/2017    $  3,937,240
 5,900,000   PUERTO RICO SALES TAX FINANCING CORPORATION FIRST SUB-SERIES A
             (SALES TAX REVENUE)                                                           6.38          08/01/2039       6,060,716
                                                                                                                         21,448,974
                                                                                                                       ------------
RHODE ISLAND: 0.20%
 1,300,000   NARRAGANSETT BAY COMMISSION SERIES A (SEWER REVENUE, CITIZENS
             BANK LOC)+/-ss                                                                0.75          09/01/2034       1,300,000
                                                                                                                       ------------
SOUTH CAROLINA: 1.08%
 5,000,000   CONNECTOR 2000 ASSOCIATION INCORPORATED CAPITAL APPRECIATION SERIES B
             (TOLL ROAD REVENUE)##                                                        10.90          01/01/2027         780,200
   400,000   CONNECTOR 2000 ASSOCIATION INCORPORATED CAPITAL APPRECIATION SERIES B
              (TOLL ROAD REVENUE)##                                                       10.80          01/01/2028          57,124
10,350,000   CONNECTOR 2000 ASSOCIATION INCORPORATED CAPITAL APPRECIATION SERIES B
              (TOLL ROAD REVENUE)##                                                       10.70          01/01/2032         991,427
 4,350,000   CONNECTOR 2000 ASSOCIATION INCORPORATED CAPITAL APPRECIATION SERIES B
             (TOLL ROAD REVENUE)##                                                        10.40          01/01/2038         241,817
 7,800,000   CONNECTOR 2000 ASSOCIATION INCORPORATED CAPITAL APPRECIATION SERIES B
             (TOLL ROAD REVENUE)##                                                        10.60          01/01/2034         620,802
   350,000   COUNTY OF KERSHAW SC PUBLIC SCHOOLS FOUNDATION INSTALLMENT POWER REVENUE
             (LEASE REVENUE, CIFG INSURED)                                                 5.00          12/01/2018         363,608
 1,420,000   KERSHAW COUNTY SC PUBLIC SCHOOLS DISTRICT PROJECT (LEASE REVENUE,
             CIFG INSURED)                                                                 5.00          12/01/2020       1,445,219
   550,000   LAURENS COUNTY SC SCHOOL DISTRICT # 055 (LEASE REVENUE)                       5.25          12/01/2030         473,341
   150,000   SCAGO EDUCATIONAL FACILITIES CORPORATION FOR SCHOOL PROJECT
             (LEASE REVENUE, GUARANTEE AGREEMENT)                                          5.00          12/01/2015         156,240
 1,835,000   THREE RIVERS SC SOLID WASTE AUTHORITY CAPITAL APPRECIATION LANDFILL GAS
             PROJECT (SOLID WASTE REVENUE)##                                               6.69          10/01/2030         453,172
 1,835,000   THREE RIVERS SC SOLID WASTE AUTHORITY CAPITAL APPRECIATION LANDFILL GAS
             PROJECT (SOLID WASTE REVENUE)##                                               6.68          10/01/2031         425,225
 1,055,000   THREE RIVERS SC SOLID WASTE AUTHORITY CAPITAL APPRECIATION LANDFILL GAS
             PROJECT (SOLID WASTE REVENUE)##                                               6.78          10/01/2032         223,987
   760,000   TOWN OF NEWBERRY SC NEWBERRY COUNTY SCHOOL DISTRICT PROJECT
             (LEASE REVENUE)                                                               5.25          12/01/2017         768,216
                                                                                                                          7,000,378
                                                                                                                       ------------
SOUTH DAKOTA: 1.50%
 1,440,000   LOWER BRULE SIOUX TRIBE SD SERIES B                                           5.60          05/01/2020       1,119,917
 2,000,000   LOWER BRULE SIOUX TRIBE SD SERIES B REFUNDING BOND                            5.50          05/01/2019       1,582,660
   380,000   SISSETON-WAHPETON SD SIOUX TRIBE LAKE TRAVERSE RESERVATION(i)                 7.00          11/01/2013         337,668
 1,290,000   SISSETON-WAHPETON SD SIOUX TRIBE LAKE TRAVERSE RESERVATION(i)                 7.00          11/01/2023         940,139
   275,000   SOUTH DAKOTA EDFA POOLED LOAN PROGRAM ANGUS INCORPORATED PROJECT
             SERIES A                                                                      4.75          04/01/2010         278,292
   285,000   SOUTH DAKOTA EDFA POOLED LOAN PROGRAM ANGUS INCORPORATED PROJECT
             SERIES A                                                                      5.00          04/01/2011         290,273
   300,000   SOUTH DAKOTA EDFA POOLED LOAN PROGRAM ANGUS INCORPORATED PROJECT
             SERIES A                                                                      5.25          04/01/2012         308,403
   320,000   SOUTH DAKOTA EDFA POOLED LOAN PROGRAM ANGUS INCORPORATED PROJECT
             SERIES A                                                                      5.25          04/01/2013         326,054
   420,000   SOUTH DAKOTA EDFA POOLED LOAN PROGRAM MCELEEG PROJECT SERIES B                5.00          04/01/2014         420,462
   650,000   SOUTH DAKOTA EDFA POOLED LOAN PROGRAM MIDSTATES PRINT SERIES A                5.50          04/01/2018         640,419
 3,560,000   SOUTH DAKOTA EDFA SPEARFISH FOREST SERIES A (OTHER REVENUE)                   5.88          04/01/2028       3,470,858
                                                                                                                          9,715,145
                                                                                                                       ------------
TENNESSEE: 3.16%
 7,550,000   ELIZABETHTON TN HEALTH & EDUCATIONAL FACILITIES BOARD HOSPITAL 1ST
             MORTGAGE SERIES B (HCFR, MBIA INSURED)                                        7.00          07/01/2020       8,584,652
 2,500,000   TENNESSEE ENERGY ACQUISITION CORPORATION GAS REVENUE SERIES A
             (OTHER REVENUE)                                                               5.25          09/01/2017       2,300,075
   500,000   TENNESSEE ENERGY ACQUISITION CORPORATION SERIES A (UTILITIES REVENUE)         5.00          09/01/2015         476,300

                 Wells Fargo Advantage Municipal Income Funds 59


Portfolio of Investments--June 30, 2009

MUNICIPAL BOND FUND

PRINCIPAL    SECURITY NAME                                                             INTEREST RATE   MATURITY DATE       VALUE
----------   -------------                                                             -------------   -------------   ------------
TENNESSEE (continued)

$1,155,000   TENNESSEE ENERGY ACQUISITION CORPORATION SERIES A (UTILITIES REVENUE)         5.00%         09/01/2016    $  1,074,577
 7,500,000   TENNESSEE ENERGY ACQUISITION CORPORATION SERIES B (UTILITIES REVENUE)         5.63          09/01/2026       5,767,800
 2,500,000   TENNESSEE ENERGY ACQUISITION CORPORATION SERIES C (UTILITIES REVENUE)         5.00          02/01/2018       2,231,775
                                                                                                                         20,435,179
                                                                                                                       ------------
TEXAS: 7.84%
11,500,000   ARLINGTON TX SPECIAL OBLIGATION DALLAS COWBOYS SERIES A                       5.00          08/15/2034      11,526,450
   475,000   AUSTIN TX CONVENTION ENTERPRISES INCORPORATED CONVENTION CENTER FIRST
             TIER SERIES B (OTHER REVENUE)++                                               6.00          01/01/2010         471,001
 1,005,000   AUSTIN TX CONVENTION ENTERPRISES INCORPORATED CONVENTION CENTER SECOND
             TIER SERIES B (IDR)++                                                         6.00          01/01/2011         983,111
 2,500,000   CLIFTON HIGHER EDUCATION FINANCE CORPORATION REVENUE REFERENCE TEJANO
             CENTER COMMUNITY SERIES A (COLLEGE & UNIVERSITY REVENUE)                      9.00          02/15/2038       2,541,375
   150,000   CLIFTON HIGHER EDUCATION FINANCE INCORPORATED REVENUE TEJANO CENTER
             COMMUNITY SERIES A (COLLEGE & UNIVERSITY REVENUE)                             7.75          02/15/2018         150,587
     5,000   GALVESTON TX PROPERTY FINANCE AUTHORITY SERIES A (HOUSING REVENUE)            8.50          09/01/2011           4,924
 1,200,000   GARZA COUNTY TX PUBLIC FACILITIES CORPORATION                                 5.25          10/01/2016       1,170,948
   755,000   GARZA COUNTY TX PUBLIC FACILITIES CORPORATION                                 5.25          10/01/2017         723,698
 1,400,000   GARZA COUNTY TX PUBLIC FACILITIES CORPORATION (LEASE REVENUE)                 5.50          10/01/2019       1,340,626
 1,750,000   GARZA COUNTY TX PUBLIC FACILITIES CORPORATION (LEASE REVENUE)                 5.75          10/01/2025       1,630,895
   825,000   GARZA COUNTY TX PUBLIC FACILITIES CORPORATION (NURSING HOME REVENUE)          5.50          10/01/2016         817,154
 1,300,000   GATEWAY PUBLIC FACILITIES CORPORATION STONEGATE VILLAS APARTMENTS
             PROJECT (STATE & LOCAL GOVERNMENTS, FNMA)+/-ss                                4.55          07/01/2034       1,362,933
   500,000   HARRIS COUNTY TX HEALTH FACILITIES DEVELOPMENT CORPORATION MEMORIAL
             HOSPITAL SYSTEMS PROJECT SERIES A (HCFR, MBIA INSURED)                        6.00          06/01/2013         524,420
   750,000   LA VERNIA TX HIGHER EDUCATION FINANCE CORPORATION SERIES A
             (EDUCATIONAL FACILITIES REVENUE)                                              6.25          02/15/2017         704,070
 2,545,000   LEWISVILLE TX (OTHER REVENUE)                                                 6.75          10/01/2032       2,427,268
 3,700,000   NORTH TEXAS TOLLWAY AUTHORITY FIRST TIER PUT SERIES L2 (TOLL
             ROAD REVENUE)+/-ss                                                            6.00          01/01/2038       3,857,324
 5,100,000   NORTH TEXAS TOLLWAY AUTHORITY SYSTEM FIRST TIER SERIES E3
             (OTHER REVENUE)+/-ss                                                          5.75          01/01/2038       5,171,706
   340,000   PARMER COUNTY HOSPITAL DISTRICT (HCFR)                                        5.50          02/15/2027         280,119
 4,165,000   SABINE RIVER TX AUTHORITY SOUTHWESTERN ELECTRIC COMPANY
             (ELECTRIC REVENUE, MBIA INSURED)                                              4.95          03/01/2018       4,064,124
   610,288   SOUTHEAST TEXAS HOUSING FINANCE CORPORATION MORTGAGE BACKED
             SECURITIES PG SERIES B (HOUSING REVENUE, GNMA)                                6.30          10/01/2035         635,932
 1,073,905   SOUTHEAST TEXAS HOUSING FINANCE CORPORATION MORTGAGE BACKED
             SECURITIES PROGRAM SERIES B (HOUSING REVENUE, GNMA)                           5.82          10/01/2035       1,068,761
   865,549   SOUTHEAST TEXAS HOUSING FINANCE CORPORATION MORTGAGE BACKED
             SECURITIES SERIES B (HOUSING REVENUE, GNMA)                                   6.00          02/01/2036         902,318
 1,250,000   TEXAS MUNICIPAL GAS ACQUISITION & SUPPLY CORPORATION I SERIES
             C (UTILITIES REVENUE)+/-ss                                                    1.87          12/15/2026         805,000
 2,610,000   TEXAS MUNICIPAL GAS ACQUISITION & SUPPLY CORPORATION I SERIES
             D (UTILITIES REVENUE)                                                         5.63          12/15/2017       2,424,586
   335,000   TEXAS STATE PFA CHARTER SCHOOL FINANCE CORPORATION KIPP INCORPORATED
             EDUCATION SERIES A (PRIVATE SCHOOL REVENUE, ACA INSURED)                      4.65          02/15/2019         252,644
    90,000   TEXAS STATE PFA CHARTER SCHOOL FINANCE CORPORATION KIPP INCORPORATED
             SERIES A (PRIVATE SCHOOL REVENUE, ACA INSURED)                                4.70          02/15/2020          66,197
 1,390,000   TEXAS STATE PFA CHARTER SCHOOL FINANCE CORPORATION UPLIFT EDUCATION
             SERIES A (OTHER REVENUE)                                                      5.75          12/01/2027       1,063,698
   880,000   TEXAS STATE PFA CHARTER SCHOOL FINANCE CORPORATION UPLIFT EDUCATION
             SERIES A (OTHER REVENUE)                                                      5.88          12/01/2036         632,333
 2,310,000   TEXAS STATE PFA COSMOS FOUNDATION SERIES A (OTHER REVENUE)                    5.00          02/15/2018       1,962,253
 1,095,617   TRAVIS COUNTY TX HOUSING FINANCE CORPORATION SERIES A
             (HOUSING REVENUE, GNMA)                                                       6.35          10/01/2034       1,100,986
                                                                                                                         50,667,441
                                                                                                                       ------------

                60 Wells Fargo Advantage Municipal Income Funds


                                         Portfolio of Investments--June 30, 2009

MUNICIPAL BOND FUND

PRINCIPAL    SECURITY NAME                                                             INTEREST RATE   MATURITY DATE       VALUE
----------   -------------                                                             -------------   -------------   ------------
UTAH: 0.74%
 1,815,000   SPANISH FORK CITY UT AMERICAN LEADERSHIP ACADEMY (EDUCATIONAL
             FACILITIES REVENUE)++                                                        5.55%          11/15/2021    $  1,401,634
 1,750,000   SPANISH FORK CITY UT AMERICAN LEADERSHIP ACADEMY (EDUCATIONAL
             FACILITIES REVENUE)++                                                         5.70          11/15/2036       1,167,040
 1,000,000   UTAH COUNTY UT CHARTER SCHOOL RONALD WILSON REAGAN-SERIES A
             (PRIVATE SCHOOL REVENUE)                                                      5.75          02/15/2022         785,550
 2,000,000   WEST VALLEY CITY UT MONTICELLO ACADEMY
             (EDUCATIONAL FACILITIES REVENUE)++                                            6.38          06/01/2037       1,446,980
                                                                                                                          4,801,204
                                                                                                                       ------------
VIRGIN ISLANDS: 0.18%
$  435,000   VIRGIN ISLANDS PFA MATCHING FEDERAL LOAN NOTE A (SEWER REVENUE)               5.25          10/01/2018         413,324
   750,000   VIRGIN ISLANDS PFA MATCHING FUND LOAN DIAGO SERIES A (OTHER REVENUE)%%        6.75          10/01/2037         745,305
                                                                                                                          1,158,629
                                                                                                                       ------------
VIRGINIA: 1.00%
 1,855,000   MARQUIS CDA VA (OTHER REVENUE)                                                5.63          09/01/2018       1,414,549
 1,894,000   REYNOLDS CROSSING CDA REYNOLDS CROSSING PROJECT (SPECIAL TAX REVENUE)         5.10          03/01/2021       1,541,072
   720,000   RICHMOND VA IDA GOVERNMENT FACILITIES REVENUE BONDS (LEASE REVENUE,
             AMBAC INSURED)                                                                5.00          07/15/2016         744,401
 1,150,000   WATKINS CENTRE CDA VA (OTHER REVENUE)                                         5.40          03/01/2020         958,295
 2,200,000   WHITE OAK VILLAGE VA SHOPS CDA (SPECIAL TAX REVENUE)                          5.30          03/01/2017       1,819,774
                                                                                                                          6,478,091
                                                                                                                       ------------
WASHINGTON: 2.10%
 2,250,000   PORT SUNNYSIDE WA (AIRPORT REVENUE)                                           6.63          12/01/2021       1,878,863
   605,000   QUINAULT WA INDIAN NATION REFUNDED QUINAULT BEACH SERIES A
             (OTHER REVENUE, ACA INSURED)                                                  5.80          12/01/2015         453,151
   590,000   TOBACCO SETTLEMENT AUTHORITY WA TOBACCO SETTLEMENT REVENUE ASSET-BACKED       5.50          06/01/2012         589,971
 9,465,000   TOBACCO SETTLEMENT AUTHORITY WA TOBACCO SETTLEMENT REVENUE ASSET-BACKED       6.50          06/01/2026       9,349,716
 1,560,000   WASHINGTON STATE HCFR SERIES B (HCFR, MBIA INSURED)                           5.00          02/15/2027       1,267,110
                                                                                                                         13,538,811
                                                                                                                       ------------
WEST VIRGINIA: 0.15%
 1,000,000   OHIO COUNTY WV COMMISSION SEWAGE SYSTEM FORT HENRY CENTRE FINANCING
             DISTRICT SERIES A (TAX INCREMENTAL REVENUE)                                   5.85          06/01/2034         743,640
   215,000   OHIO COUNTY WV FORT HENRY CENTER FINANCING DISTRICT SERIES A                  5.00          06/01/2015         193,375
                                                                                                                            937,015
                                                                                                                       ------------
WISCONSIN: 1.67%
 1,700,000   MILWAUKEE WI RDA REVENUE SCIENCE EDUCATION CONSORTIUM PROJECT SERIES A        5.75          08/01/2035       1,262,998
   630,000   MILWAUKEE WI RDA SCIENCE EDUCATION CONSORTIUM PROJECT SERIES A
             (OTHER REVENUE)                                                               5.13          08/01/2015         580,879
 1,500,000   MILWAUKEE WI RDA SCIENCE EDUCATION CONSORTIUM PROJECT SERIES A
             (OTHER REVENUE)                                                               5.63          08/01/2025       1,200,255
   370,000   OSHKOSH WI DON EVANS INCORPORATED PROJECT                                     5.35          12/01/2010         367,688
   390,000   OSHKOSH WI DON EVANS INCORPORATED PROJECT                                     5.50          12/01/2011         386,482
 2,800,000   WAUKESHA COUNTY WI HOUSING AUTHORITY THE ARBORETUM PROJECT+/-ss               5.00          12/01/2027       2,774,100
 4,575,000   WISCONSIN STATE HEFA WHEATON FRANCISCAN HEALTHCARE (HCFR)                     5.25          08/15/2018       4,197,425
                                                                                                                         10,769,827
                                                                                                                       ------------
WYOMING: 0.84%
5,905,000    EVANSVILLE WY POLYPIPE INCORPORATED PROJECT (IDR, JPMORGAN CHASE
             BANK LOC)                                                                     4.65          12/01/2016       5,416,342
                                                                                                                       ------------
TOTAL MUNICIPAL BONDS & NOTES (COST $692,048,432)                                                                       642,091,191
                                                                                                                       ------------

                Wells Fargo Advantage Municipal Income Funds 61


Portfolio of Investments--June 30, 2009

MUNICIPAL BOND FUND

  SHARES     SECURITY NAME                                                                 YIELD                           VALUE
----------   -------------                                                             -------------                   ------------
SHORT-TERM INVESTMENTS: 0.45%
MUTUAL FUNDS: 0.45%
2,934,076    Wells Fargo Advantage National Tax-Free Money Market Trust~+++                0.22%                       $  2,934,076
                                                                                                                       ------------
TOTAL SHORT-TERM INVESTMENTS (COST $2,934,076)                                                                            2,934,076
                                                                                                                       ------------
TOTAL INVESTMENTS IN SECURITIES
(COST $694,982,508)*                                                           99.85%                                  $645,025,267
Other Assets and Liabilities, Net                                               0.15                                        944,876
                                                                              ------                                   ------------
TOTAL NET ASSETS                                                              100.00%                                  $645,970,143
                                                                              ------                                   ------------

----------
+/-  Variable rate investments.

ss These securities are subject to a demand feature which reduces the effective maturity.

##   Zero coupon bond. Interest rate presented is yield to maturity.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

#### This security is currently in default with regards to scheduled interest and/or principal payments.

(m) An auction-rate security whose interest rate resets at predetermined short-term intervals through a Dutch auction: rate shown represents the rate in effect at period-end.

(n) Auction to set interest rate on security failed at period end due to insufficient investor interest; failed auction does not itself cause a default.

(i)  Illiquid security.

%%   Securities issued on a when-issued (TBA) basis. (See Note 2)

~ This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The Wells Fargo Advantage Money Market Fund does not pay an investment advisory fee.

+++  Short-term security of an affiliate of the Fund with a cost of $2,934,076.

* Cost for federal income tax purposes is $694,783,511 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                $  6,048,115
Gross unrealized depreciation                 (55,806,359)
                                             ------------
Net unrealized appreciation (depreciation)   $(49,758,244)

The accompanying notes are an integral part of these financial statements.

                62 Wells Fargo Advantage Municipal Income Funds


                                         Portfolio of Investments--June 30, 2009

SHORT-TERM MUNICIPAL BOND FUND

PRINCIPAL    SECURITY NAME                                                             INTEREST RATE   MATURITY DATE       VALUE
----------   -------------                                                             -------------   -------------   ------------
MUNICIPAL BONDS & NOTES: 96.30%
ALABAMA: 2.20%
$2,500,000   ALABAMA SPECIAL CARE FACILITIES FINANCING AUTHORITY BIRMINGHAM AL
             SERIES A-1 (HCFR)                                                             5.00%         06/01/2012    $  2,632,400
   650,000   COUNTY OF JEFFERSON AL SEWER REVENUE SERIES C-2 (SEWER REVENUE,
             FGIC INSURED)+/-ss                                                            0.88          02/01/2042         221,000
 3,400,000   COUNTY OF JEFFERSON AL SEWER REVENUE SERIES C-5 (SEWER REVENUE,
             XL CAPITAL ASSURANCE COMPANY INSURED)+/-ss                                    0.95          02/01/2040       1,156,000
   525,000   COUNTY OF JEFFERSON AL SEWER REVENUE SERIES C-9 (SEWER REVENUE,
             FIRST SECURITY BANK LOC)+/-ss                                                 0.48          02/01/2042         178,500
 5,425,000   COUNTY OF JEFFERSON AL WATERS SUB-SERIES B-1-C (SEWER REVENUE,
             FGIC INSURED)+/-ss                                                            0.95          02/01/2042       1,844,500
 1,150,000   EAST ALABAMA HEALTH CARE AUTHORITY SERIES B (HFFA REVENUE)                    4.63          09/01/2012       1,148,321
 3,000,000   HUNTSVILLE AL SOLID WASTE DISPOSAL AUTHORITY (OTHER REVENUE,
             MBIA INSURED)                                                                 5.75          10/01/2012       3,055,950
   450,000   JEFFERSON COUNTY AL BOARD OF EDUCATION SERIES A (PROPERTY TAX REVENUE,
             FIRST SECURITY BANK LOC)                                                      4.63          02/15/2012         368,258
   500,000   JEFFERSON COUNTY AL SERIES B8 (SEWER REVENUE, FIRST SECURITY BANK LOC)        5.25          02/01/2016         402,145
 3,945,000   LAKE MARTIN AL AREA IDA (IDR)                                                 4.50          02/01/2010       3,944,527
 5,455,000   MOBILE AL INDUSTRIAL DEVELOPMENT BOARD ALABAMA POWER COMPANY
             BARRY SERIES A (POWER REVENUE)+/-ss                                           4.75          06/01/2034       5,622,414
 1,000,000   UNIVERSITY OF ALABAMA AL SERIES A (COLLEGE & UNIVERSITY REVENUE)              4.00          09/01/2011       1,017,440
   800,000   UNIVERSITY OF ALABAMA AL SERIES A (COLLEGE & UNIVERSITY REVENUE)              5.00          09/01/2012         836,328
   380,000   UNIVERSITY OF ALABAMA SERIES A (OTHER REVENUE)                                5.00          09/01/2013         398,457
 3,300,000   WEDOWEE CHIMNEY COVE AL IMPROVEMENT DISTRICT CHIMNEY COVE PROJECT
             (OTHER REVENUE)+/-ss                                                          5.00          07/01/2037       3,190,374
                                                                                                                         26,016,614
                                                                                                                       ------------
ALASKA: 0.90%
   195,000   ALASKA ENERGY AUTHORITY (ELECTRIC REVENUE, FIRST SECURITY BANK LOC)           7.00          07/01/2009         195,033
 8,000,000   ALASKA HOUSING FINANCE CORPORATION SERIES B (HOUSING
             REVENUE, LANDESBANK HESSEN-THUERINGEN LOC)+/-ss                               2.50          12/01/2041       8,000,000
   460,000   ALASKA INDUSTRIAL DEVELOPMENT & EXPORT AUTHORITY (UTILITIES REVENUE)          6.00          01/01/2015         464,848
 2,210,000   ALASKA NORTHERN TOBACCO SECURITIZATION CORPORATION SERIES A
             (OTHER REVENUE)                                                               4.63          06/01/2023       1,966,149
                                                                                                                         10,626,030
                                                                                                                       ------------
ARIZONA: 3.79%
 1,000,000   ARIZONA HEALTH FACILITIES AUTHORITY BANNER HEALTH SERIES D (HCFR)             5.00          01/01/2012       1,042,470
 3,500,000   ARIZONA HEALTH FACILITIES AUTHORITY PHOENIX CHILDREN'S HOSPITAL
             SERIES A (HOSPITAL REVENUE)+/-ss                                              1.60          02/01/2042       3,013,500
11,175,000   ARIZONA HEALTH FACILITIES AUTHORITY PHOENIX CHILDREN'S HOSPITAL
             SERIES B (HOSPITAL REVENUE)+/-ss                                              1.45          02/01/2042       9,649,613
   265,000   ESTRELLA MOUNTAIN AZ RANCH COMMUNITY FACILITIES DISTRICT
             (PROPERTY TAX REVENUE)                                                        4.50          07/15/2009         264,828
   180,000   ESTRELLA MOUNTAIN AZ RANCH COMMUNITY FACILITIES DISTRICT
             (PROPERTY TAX REVENUE)                                                        4.70          07/15/2010         177,064
   185,000   ESTRELLA MOUNTAIN AZ RANCH COMMUNITY FACILITIES DISTRICT
             (PROPERTY TAX REVENUE)                                                        4.85          07/15/2011         178,038
   100,000   ESTRELLA MOUNTAIN AZ RANCH COMMUNITY FACILITIES DISTRICT
             (PROPERTY TAX REVENUE)                                                        5.00          07/15/2012          94,497
 3,640,000   GILBERT AZ WATER RESERVE MUNICIPAL PROPERTY CORPORATION
             SUB LIEN (WATER REVENUE)                                                      4.75          10/01/2032       3,355,643
 2,000,000   MARICOPA COUNTY AZ IDA CATHOLIC HEALTHCARE WEST SERIES A
             (HOSPITAL REVENUE)                                                            5.00          07/01/2013       2,084,560
 1,490,000   MARICOPA COUNTY AZ IDA CATHOLIC WEST SERIES A (HOSPITAL REVENUE)              5.00          07/01/2016       1,493,308
10,635,000   MARICOPA COUNTY IDA CATHOLIC HEALTHCARE WEST SERIES B
             (OTHER REVENUE)+/-ss                                                          5.00          07/01/2025      10,963,728
 4,000,000   MOHAVE COUNTY AZ IDA MOHAVE PRISON LLC EXPANSION PJ (OTHER REVENUE)           7.00          05/01/2013       4,137,560
 2,955,000   PIMA COUNTY AZ IDA CONSTELLATION SCHOOLS PROJECT (OTHER REVENUE)              6.38          01/01/2019       2,568,545
 1,635,000   PIMA COUNTY AZ IDA GLOBAL WATER RESEARCH LLC PROJECT (WATER REVENUE)          5.50          12/01/2013       1,587,994
   690,000   QUAIL CREEK COMMUNITY FACILITIES DISTRIBUTION AZ (OTHER REVENUE)              4.85          07/15/2012         641,486
 2,220,000   VERRADO AZ COMMUNITY FACILITIES DISTRICT # 1 (OTHER REVENUE)                  4.85          07/15/2014       2,057,740
 1,656,851   WHITE MOUNTAIN AZ APACHE TRIBE FORT APACHE INDIAN RESERVATION FORT
             APACHE TIMBER EQUIPMENT LEASE(i)                                              6.25          03/04/2012       1,510,419
                                                                                                                         44,820,993
                                                                                                                       ------------

                Wells Fargo Advantage Municipal Income Funds 63


Portfolio of Investments--June 30, 2009

SHORT-TERM MUNICIPAL BOND FUND

PRINCIPAL    SECURITY NAME                                                             INTEREST RATE   MATURITY DATE       VALUE
----------   -------------                                                             -------------   -------------   ------------
ARKANSAS: 0.09%
$  425,000   ARKANSAS STATE DEVELOPMENT FINANCIAL AUTHORITY PUBLIC HEALTH LABORATORY
             (HCFR, AMBAC INSURED)                                                         3.90%         12/01/2024    $    425,068
   180,000   FAYETTEVILLE AR (SALES TAX REVENUE, FIRST SECURITY BANK LOC)                  4.13          11/01/2026         182,896
   500,000   GARLAND COUNTY AR FACILITIES BOARD                                            4.20          10/01/2009         498,045
                                                                                                                          1,106,009
                                                                                                                       ------------
CALIFORNIA: 8.10%
 1,440,000   ABAG CA FINANCE AUTHORITY FOR NONPROFIT CORPORATIONS GEORGIANA BRUCE
             KIRBY PREPARATORY SCHOOL (PRIVATE SCHOOL REVENUE,
             COMERCIAL BANK CA LOC)+/-ss                                                   3.85          02/01/2037       1,456,733
 1,650,000   CALIFORNIA PCFA SD GAS & ELECTRIC SERIES A (IDR, AMBAC INSURED)               5.90          06/01/2014       1,773,668
 1,000,000   CALIFORNIA PCFA WASTE MANAGEMENT INCORPORATED PROJECT SERIES
             C (IDR)+/-ss                                                                  6.75          12/01/2027       1,019,790
 2,170,000   CALIFORNIA RURAL HOME MORTGAGE FINANCE AUTHORITY MORTGAGE-BACKED
             PROGRAM SERIES C PUTTABLE (HOUSING REVENUE, GNMA INSURED)ss                   4.10          08/01/2039       2,125,407
 3,250,000   CALIFORNIA STATEWIDE CDA DISPOSAL REPUBLIC SERVICES SERIES A
             (SOLID WASTE REVENUE)                                                         4.95          12/01/2012       3,111,550
   880,000   CALIFORNIA STATEWIDE CDA INTERNATIONAL SCHOOL PENINSULA PROJECT
             (GO - STATES, TERRITORIES)                                                    4.60          11/01/2013         795,379
 3,300,000   DINUBA CA REDEVELOPMENT AGENCY MERGED CITY REDEVELOPMENT PROJECT # 2
             (OTHER REVENUE)                                                               4.45          10/01/2011       3,195,984
 3,900,000   FOOTHILL CA EASTERN TRANSPORTATION CORRIDOR AGENCY (TOLL ROAD REVENUE)        5.25          07/15/2010       3,831,867
 2,255,000   INLAND VALLEY CALIFORNIA DEVELOPMENT AGENCY SERIES A
             (TAX INCREMENTAL REVENUE)                                                     5.25          04/01/2011       2,298,003
 6,000,000   LAKESIDE CA UNION SCHOOL DISTRICT BAN ELECTION 2008 SERIES A
             (PROPERTY TAX REVENUE)##                                                      4.79          06/01/2014       4,753,320
   500,000   LONG BEACH CA BOND FINANCE AUTHORITY SERIES A (UTILITIES REVENUE)             5.00          11/15/2012         487,310
 2,660,000   MONROVIA CA REDEVELOPMENT AGENCY CENTURY REDEVELOPMENT PROJECT AREA # 1
             (TAX INCREMENTAL REVENUE)                                                     4.40          06/01/2012       2,531,469
 1,500,000   NEWPORT BEACH CA HOAG PRESBYTERIAN MEMORIAL HOSPITAL SERIES D
             (HCFR)+/-ss                                                                   5.00          12/01/2038       1,579,860
16,175,000   NORTHERN CA GAS AUTHORITY # 1 (OTHER REVENUE)+/-ss                            1.41          07/01/2017      12,301,088
 9,300,000   NORTHERN CA GAS AUTHORITY # 1 (UTILITIES REVENUE)+/-ss                        1.44          07/01/2019       6,421,650
 1,520,000   OXNARD CA HARBOR DISTRICT (AIRPORT REVENUE, ACA INSURED)                      5.65          08/01/2014       1,496,227
 2,085,000   PACIFIC VALLEYS SCHOOLS FINANCING AUTHORITY SERIES B (LEASE REVENUE)##        4.64          04/30/2012       1,830,734
20,000,000   RICHMOND CA JOINT POWERS FINANCING AUTHORITY+/-ss                             4.13          08/01/2037      19,998,600
 1,000,000   ROSEVILLE NATURAL GAS FINANCE AUTHORITY (UTILITIES REVENUE)                   5.00          02/15/2011         991,410
 6,000,000   SACRAMENTO CA CITY FINANCING AUTHORITY SERIES A
             (LEASE REVENUE, AMBAC INSURED)                                                5.38          11/01/2014       6,268,380
 3,200,000   SACRAMENTO CA CITY FINANCING AUTHORITY SERIES B (LEASE REVENUE)               5.00          11/01/2014       3,309,216
 3,000,000   SAN DIEGO COUNTY CA COP (LEASE REVENUE, AMBAC INSURED)                        5.63          09/01/2012       3,058,920
 1,075,000   SANTA ROSA CA RANCHERIA TACHI YOKUT TRIBE ENTERPRISE (OTHER REVENUE)++        4.50          03/01/2011       1,025,378
   900,000   SAVANNA ELEMENTARY SCHOOL DISTRICT (PROPERTY TAX REVENUE)                     4.00          05/01/2012         912,033
 2,000,000   SAVANNA ELEMENTARY SCHOOL DISTRICT CAPITAL APPRECIATION
             (PROPERTY TAX REVENUE)##                                                      4.04          05/01/2012       1,785,380
 6,300,000   VERNON CA SERIES A (ELECTRIC REVENUE)                                         3.75          08/01/2013       6,318,081
   775,000   WASHINGTON TOWNSHIP HEALTH CARE DISTRICT SERIES A
             (NURSING HOME REVENUE)                                                        4.25          07/01/2011         789,911
   300,000   WASHINGTON TOWNSHIP HEALTH CARE DISTRICT SERIES A
             (NURSING HOME REVENUE)                                                        5.00          07/01/2012         311,853
                                                                                                                         95,779,201
                                                                                                                       ------------
COLORADO: 2.10%
 1,500,000   BOULDER COUNTY CO HOVER MANOR PROJECT (HOUSING REVENUE,
             FNMA INSURED)+/-ss                                                            4.75          04/01/2026       1,522,965
   195,000   COLORADO ECFA (OTHER REVENUE)                                                 5.75          11/15/2018         189,355
 3,500,000   COLORADO HEALTH FACILITIES AUTHORITY CATHOLIC HEALTH INITIATIVES SERIES
             D2 (HFFA REVENUE)+/-ss                                                        5.25          10/01/2038       3,688,020
 3,100,000   COLORADO HEALTH FACILITIES AUTHORITY CATHOLIC HEALTH SERIES
             C-6 (HCFR)+/-ss                                                               3.95          09/01/2036       3,131,496
 2,900,000   COLORADO HEALTH FACILITIES AUTHORITY CATHOLIC HEALTH SERIES C-8
             (NURSING HOME REVENUE)+/-ss                                                   4.10          09/01/2036       2,934,133
    30,000   COLORADO HEALTH FACILITIES EVANGELICAL UNREFUNDED (HFFA)                      6.25          12/01/2010          30,581
   210,000   COLORADO HEALTH FACILITIES HEALTH EVANGELICAL PREREFUNDED (HFFA)ss            6.25          12/01/2010         219,240
 1,500,000   E-470 PUBLIC HIGHWAY AUTHORITY CO SERIES A2 (ECONOMIC DEVELOPMENT
             REVENUE, MBIA INSURED)+/-ss                                                   5.00          09/01/2039       1,522,650
 9,500,000   E-470 PUBLIC HIGHWAY AUTHORITY CO SERIES B2 (OTHER REVENUE,
             MBIA INSURED)+/-ss                                                            5.00          09/01/2039       9,643,450

                64 Wells Fargo Advantage Municipal Income Funds


                                         Portfolio of Investments--June 30, 2009

SHORT-TERM MUNICIPAL BOND FUND

PRINCIPAL    SECURITY NAME                                                             INTEREST RATE   MATURITY DATE       VALUE
----------   -------------                                                             -------------   -------------   ------------
COLORADO (continued)
$  950,000   EAGLE COUNTY CO AIRPORT TERMINAL PROJECT SERIES A (AIRPORT REVENUE)           5.00%         05/01/2011    $    882,132
 1,115,000   MERIDIAN METROPOLITAN DISTRICT CO SERIES A (PROPERTY TAX REVENUE,
             RADIAN INSURED)                                                               5.38          12/01/2013       1,107,385
                                                                                                                         24,871,407
                                                                                                                       ------------
CONNECTICUT: 0.90%
 3,300,000   CONNECTICUT STATE DEVELOPMENT AUTHORITY CONNECTICUT LIGHT & POWER
             SERIES A (PCR)+/-ss                                                           5.25          05/01/2031       3,306,996
 5,370,000   CONNECTICUT STATE HEFA HOSPITAL FOR SPECIAL CARE SERIES D
             (EDUCATIONAL FACILITIES REVENUE, RADIAN INSURED)+/-ss                         4.15          07/01/2037       5,370,000
 2,000,000   MASHANTUCKET WESTERN PEQUOT TRIBE CT SUBSERIES B
             (SPECIAL TAX REVENUE)##                                                      10.06          09/01/2009       1,966,480
                                                                                                                         10,643,476
                                                                                                                       ------------
DISTRICT OF COLUMBIA: 0.10%
 1,190,000   DISTRICT OF COLUMBIA TOBACCO SETTLEMENT FINANCING CORPORATION                 5.38          05/15/2010       1,198,116
                                                                                                                       ------------
FLORIDA: 10.19%
 2,800,000   ARCADIA FL HOUSING AUTHORITY ARCADIA OAKS ASSOCIATION LIMITED PROJECT
             (HOUSING REVENUE, GIC RABOBANK NEDERLAND LOC)                                 4.25          01/01/2012       2,801,512
 3,650,000   AVE MARIA STEWARDSHIP COMMUNITY DEVELOPMENT DISTRICT FL (OTHER REVENUE)       4.80          11/01/2012       2,459,991
   515,000   BOYNTON BEACH FL (WATER REVENUE, FGIC INSURED)                                5.00          11/01/2012         528,555
    40,000   BRADFORD COUNTY FL SANTE FE HEALTHCARE FACILITIES PROJECT (HCFR)              6.00          11/15/2009          40,846
   118,000   BREVARD COUNTY FL HFA SERIES B (HOUSING REVENUE)                              6.50          09/01/2022         126,363
   500,000   BROWARD COUNTY FL HEALTH FACILITIES AUTHORITY CATHOLIC HEALTH SERVICES
             (HCFR, SUNTRUST BANK LOC)                                                     5.50          08/15/2014         513,875
 5,000,000   BROWARD COUNTY FL SERIES E (AIRPORT REVENUE)                                  5.25          10/01/2011       5,055,750
   500,000   BROWARD COUNTY FL SERIES L (AIRPORT REVENUE, AMBAC INSURED)                   5.00          10/01/2013         539,625
 1,000,000   CITIZENS PROPERTY INSURANCE CORPORATION FL HIGH RISK ACCOUNT SERIES A
             (OTHER REVENUE, MBIA INSURED)                                                 5.00          03/01/2012       1,019,620
 1,400,000   CONNERTON WEST COMMUNITY DEVELOPMENT DISTRICT FL SERIES B
             (OTHER REVENUE)                                                               5.13          05/01/2016         659,722
 1,145,000   ESCAMBIA COUNTY FL HFA MULTI COUNTY PROGRAM SERIES A1 (SFHR, FHLMC)           4.15          10/01/2021       1,098,353
   580,000   ESCAMBIA COUNTY FL HFA MULTI COUNTY PROGRAM SERIES A2 (HOUSING REVENUE)       6.95          04/01/2024         596,495
10,000,000   FLORIDA HURRICANE CATASTROPHE FUND FINANCE CORPORATION SERIES
             A (OTHER REVENUE)                                                             5.00          07/01/2012      10,360,500
12,200,000   FLORIDA HURRICANE CATASTROPHE FUND FINANCE CORPORATION SERIES
             A (OTHER REVENUE, MBIA INSURED)                                               5.00          07/01/2011      12,614,312
10,000,000   FLORIDA STATE BOARD OF EDUCATION SERIES B (OTHER REVENUE, FGIC INSURED)       5.50          07/01/2014      10,523,600
   500,000   FLORIDA STATE DIVISION OF BOND FINANCE DEPARTMENT OF ENVIRONMENTAL
             PROTECTION SERIES B (TAX REVENUE, AMBAC INSURED)                              6.00          07/01/2013         560,180
   100,000   GULF BREEZE FL LOCAL GOVERNMENT SERIES B (OTHER REVENUE, FGIC
             INSURED)+/-ss                                                                 5.30          12/01/2015         101,158
 1,135,000   GULF BREEZE FL LOCAL GOVERNMENT SERIES B (OTHER REVENUE, FGIC
             INSURED)+/-ss                                                                 4.00          12/01/2020       1,050,216
12,595,000   GULF BREEZE FL PREREFUNDED (OTHER REVENUE, DEXIA CREDIT LOCAL
             DE FRANCE LOC)ss                                                              5.00          12/01/2009      12,634,800
 2,000,000   GULF BREEZE FL SERIES B (OTHER REVENUE, FGIC INSURED)+/-ss                    4.25          12/01/2020       1,875,120
 3,295,000   GULF BREEZE FL SERIES C (OTHER REVENUE, FGIC INSURED)+/-ss                    4.00          12/01/2020       3,233,853
    15,000   HIGHLANDS COUNTY FL HEALTH FACILITIES AUTHORITY ADVENTIST
             HEALTH SYSTEM SERIES G (HCFR)                                                 5.00          11/15/2009          15,261
   400,000   HIGHLANDS COUNTY FL HEALTH FACILITIES AUTHORITY ADVENTIST
             HEALTH SYSTEM SERIES G (HCFR)                                                 5.00          11/15/2010         413,670
   420,000   HIGHLANDS COUNTY FL HEALTH FACILITIES AUTHORITY ADVENTIST
             SERIES G (HCFR)                                                               5.00          11/15/2009         423,994
 4,000,000   HIGHLANDS COUNTY FL HEALTH FACILITIES AUTHORITY SUNBELT
             ADVENTIST HEALTH SERIES A (HOSPITAL REVENUE)+/-ss                             5.85          11/15/2035       4,299,640
 5,000,000   HILLSBOROUGH COUNTY FL AVIATION AUTHORITY TAMPA INTERNATIONAL
             AIRPORT SERIES A (AIRPORT REVENUE)                                            5.50          10/01/2015       5,079,350
     5,000   JACKSONVILLE FL ECONOMIC DEVELOPMENT COMMISSION METROPOLITAN
             PARKING SOLUTIONS PROJECT (IDR)                                               3.80          10/01/2009           4,968
12,385,000   LEE COUNTY FL (OTHER REVENUE, MBIA INSURED)                                   5.63          10/01/2012      12,671,341
   750,000   LEE COUNTY FL (SOLID WASTE REVENUE, MBIA INSURED)                             5.63          10/01/2013         764,445
 1,000,000   LEE COUNTY FL IDA SHELL PARTNERSHIP ALLIANCE COMMUNITY PROJECT (HCFR)         5.00          11/15/2009         999,510
   125,000   MANATEE COUNTY FL HFA SINGLE FAMILY SUB-SERIES 2 (HOUSING REVENUE)            6.50          11/01/2023         127,419
 1,595,000   MIAMI DADE COUNTY FL AMT MIAMI INTERNATIONAL AIRPORT SERIES B (AIRPORT
             REVENUE, XLCA)                                                                5.00          10/01/2012       1,632,833

                Wells Fargo Advantage Municipal Income Funds 65


Portfolio of Investments--June 30, 2009

SHORT-TERM MUNICIPAL BOND FUND

 PRINCIPAL   SECURITY NAME                                                             INTEREST RATE   MATURITY DATE       VALUE
-----------  -------------                                                             -------------   -------------   ------------
FLORIDA (continued)
$ 7,000,000  MIAMI DADE COUNTY FL SCHOOL BOARD ASSET BACKED SERIES A (EDUCATIONAL
             FACILITIES REVENUE, AMBAC INSURED)                                            5.00%         08/01/2011    $  7,315,840
  2,500,000  MIAMI DADE COUNTY FL SCHOOL BOARD SERIES B (LEASE REVENUE, MBIA
             INSURED)+/-ss                                                                 5.50          05/01/2030       2,654,150
  7,760,000  MIAMI FLORIDA DADE COUNTY SCHOOL BOARD SERIES A (LEASE REVENUE, FGIC
             INSURED)                                                                      5.00          05/01/2012       8,160,028
  2,500,000  PALM BEACH COUNTY FL SCHOOL BOARD SERIES B (LEASE REVENUE, FGIC
             INSURED)+/-ss                                                                 5.00          08/01/2025       2,568,125
  1,700,000  PUNTA GORDA FL HOUSING AUTHORITY GULF BREEZE APARTMENTS SERIES B
             (HOUSING REVENUE)                                                             4.13          07/01/2010       1,724,140
  2,610,000  SOUTH BROWARD HOSPITAL DISTRICT FL SERIES A (HOSPITAL REVENUE, MBIA
             INSURED)                                                                      5.00          05/01/2011       2,704,847
    475,000  ST. JOHNS COUNTY FL IDA HEALTH CARE GLENMOOR ST. JOHNS PROJECT SERIES A
             PREREFUNDED (NURSING HOME REVENUE)ss                                          8.00          01/01/2017         500,512
                                                                                                                        120,454,519
                                                                                                                       ------------
GEORGIA: 5.36%
  8,500,000  ATLANTA GA SERIES A (WATER & SEWER REVENUE, FGIC INSURED)                     5.50          11/01/2012       9,036,775
  1,000,000  ATLANTA GA SERIES A (WATER REVENUE)                                           5.50          11/01/2011       1,052,090
  5,000,000  ATLANTA GA SERIES B-2 (AIRPORT REVENUE)+/-ss                                  5.25          01/01/2030       5,000,000
  5,000,000  BURKE COUNTY GA DEVELOPMENT AUTHORITY OGLETHORPE POWER VOGTLE SERIES D
             (ELECTRIC REVENUE, MBIA INSURED)+/-ss                                         4.75          01/01/2040       5,151,150
  5,500,000  BURKE COUNTY GA DEVELOPMENT AUTHORITY OGLETHORPE POWER VOGTLE SERIES F
             (ELECTRIC REVENUE, MBIA INSURED)+/-ss                                         4.75          01/01/2039       5,666,265
  2,500,000  CITY OF ATLANTA GA SERIES C (AIRPORT REVENUE, MBIA INSURED)                   6.13          01/01/2012       2,548,925
  5,000,000  COBB COUNTY GA KENNESTONE HOSPITAL AUTHORITY (OTHER REVENUE, SUNTRUST
             BANK LOC)+/-ss                                                                2.65          04/01/2040       5,000,000
  1,610,936  DALTON GA SCHOOL DISTRICT EQUIPMENT LEASE PURCHASE # 996-021203(i)            4.20          08/01/2013       1,612,257
    596,723  DALTON GA SCHOOL DISTRICT EQUIPMENT LEASE PURCHASE # 996-021203 SERIES
             B(i)                                                                          4.20          08/01/2013         596,973
  3,400,000  FULTON COUNTY GA DEVELOPMENT AUTHORITY GEORGIA TECH FACILITIES PROJECT
             SERIES B (COLLEGE & UNIVERSITY REVENUE, SUNTRUST BANK LOC)+/-ss               1.75          06/01/2032       3,400,000
    486,159  GAINESVILLE GA SCHOOL DISTRICT EQUIPMENT LEASE PURCHASE(i)                    4.20          03/01/2013         486,417
  2,285,000  MAIN STREET GA NATURAL GAS INCORPORATED SERIES A (UTILITIES REVENUE)          5.00          03/15/2014       2,252,279
  2,000,000  MAIN STREET NATURAL GAS INCORPORATED GEORGIA SERIES B (OTHER REVENUE)         5.00          03/15/2015       1,864,940
 10,000,000  MAIN STREET NATURAL GAS INCORPORATED SERIES A (UTILITIES REVENUE)             5.00          03/15/2013       9,968,500
  4,000,000  MONROE COUNTY GA DEVELOPMENT AUTHORITY GEORGIA POWER COMPANY SCHERER
             SERIES 1 (OTHER REVENUE)+/-ss                                                 4.50          07/01/2025       4,035,000
  5,000,000  MUNICIPAL ELECTRIC AUTHORITY OF GEORGIA SERIES Y (ELECTRIC REVENUE,
             AMBAC INSURED)                                                                6.40          01/01/2013       5,415,300
    286,653  PUTNAM COUNTY GA SCHOOL DISTRICT EQUIPMENT LEASE PURCHASE(i)                  4.20          03/01/2013         286,805
                                                                                                                         63,373,676
                                                                                                                       ------------
GUAM: 0.04%
    500,000  GUAM SECTION 30 SERIES A (OTHER REVENUE)                                      5.00          12/01/2012         518,975
                                                                                                                       ------------
HAWAII: 0.13%
  1,500,000  STATE OF HAWAII (AIRPORT REVENUE, FGIC INSURED)                               6.50          07/01/2014       1,536,015
                                                                                                                       ------------
IDAHO: 0.28%
  3,180,000  IDAHO HOUSING & FINANCE ASSOCIATION SERIES A (HOUSING REVENUE)                6.25          07/01/2038       3,268,404
                                                                                                                       ------------
ILLINOIS: 3.04%
  1,050,000  AURORA IL (TAX ALLOCATION REVENUE)                                            5.00          12/30/2010       1,017,849
  2,235,000  AURORA IL SERIES B                                                            4.90          12/30/2011       2,102,129
    990,000  AURORA IL TAX INCREMENTAL REVENUE                                             5.00          12/30/2009         981,625
    200,000  CHICAGO IL (AIRPORT REVENUE, BHAC CREDIT)                                     5.50          01/01/2016         200,290
    600,000  CHICAGO IL CHARTER SCHOOL PROJECT (EDUCATIONAL FACILITIES REVENUE)            4.50          12/01/2012         583,866
    750,000  CHICAGO IL JUNIOR LIEN NEAR SOUTH REDEVELOPMENT PROJECT SERIES A
             (TAX REVENUE, ACA INSURED)                                                    5.00          11/15/2010         756,998
    100,000  CHICAGO IL SERIES 2E (HOUSING REVENUE, GNMA)                                  4.38          12/01/2017          99,075
  1,085,000  CHICAGO IL SERIES A (PROPERTY TAX REVENUE, MBIA INSURED)                      5.38          01/01/2013       1,157,370
    360,000  ILLINOIS CHICAGO CHARTER SCHOOL PROJECT (EDUCATIONAL FACILITIES
             REVENUE)                                                                      5.00          12/01/2014         344,174
  9,120,000  ILLINOIS DEVELOPMENT FINANCE AUTHORITY (OTHER REVENUE)+/-ss                   3.75          02/01/2033       9,021,504

                66 Wells Fargo Advantage Municipal Income Funds


                                         Portfolio of Investments--June 30, 2009

SHORT-TERM MUNICIPAL BOND FUND

 PRINCIPAL   SECURITY NAME                                                             INTEREST RATE   MATURITY DATE       VALUE
-----------  -------------                                                             -------------   -------------   ------------
ILLINOIS (continued)
$ 3,500,000  ILLINOIS FINANCE AUTHORITY ADVOCATE HEALTH SERIES C 3B (HFFA
             REVENUE)+/-ss                                                                 4.38%         11/01/2038    $  3,498,425
    140,000  ILLINOIS FINANCE AUTHORITY COMMUNITY REHABILITATION PROVIDERS SERIES A        5.38          07/01/2009         140,000
  2,400,000  ILLINOIS FINANCE AUTHORITY DEPAUL UNIVERSITY SERIES B (COLLEGE &
             UNIVERSITY REVENUE, XL CAPITAL ASSURANCE COMPANY INSURED)+/-ss                3.50          10/01/2026       2,403,144
  1,480,000  ILLINOIS FINANCE AUTHORITY NEW MONEY COMMUNITY REHABILITATION SERIES A
             (OTHER REVENUE)                                                               4.75          07/01/2010       1,478,846
  1,440,000  ILLINOIS FINANCE AUTHORITY NEW MONEY COMMUNITY REHABILITATION SERIES A
             (OTHER REVENUE)                                                               4.80          07/01/2011       1,424,606
  1,000,000  ILLINOIS FINANCE AUTHORITY NEW MONEY COMMUNITY REHABILITATION SERIES A
             (OTHER REVENUE)                                                               4.85          07/01/2012         978,720
  5,000,000  ILLINOIS FINANCE AUTHORITY PRAIRIE POWER (OTHER REVENUE, GUARANTEE
             AGREEMENT)+/-ss                                                               3.25          07/01/2042       5,004,350
  1,625,000  ILLINOIS FINANCE AUTHORITY WASTE MANAGEMENT INCORPORATED PROJECT (IDR)        5.05          01/01/2010       1,623,651
  1,050,000  ILLINOIS HEALTH FACILITIES AUTHORITY DECATUR MEMORIAL HOSPITAL
             (HOSPITAL REVENUE)                                                            5.50          10/01/2010       1,073,772
    195,000  ILLINOIS HEALTH FACILITIES AUTHORITY MEMORIAL MEDICAL CENTER SYSTEMS
             PROJECT (HCFR)                                                                5.25          10/01/2009         196,166
    430,000  ILLINOIS LUTHERAN GENERAL HEALTH SYSTEMS SERIES A (HCFR, FIRST SECURITY
             BANK LOC)                                                                     6.13          04/01/2012         460,827
    500,000  ILLINOIS METHODIST MEDICAL CENTER (HFFA REVENUE, MBIA INSURED)                5.50          11/15/2010         502,870
    665,000  NORTH CHICAGO IL (PROPERTY TAX REVENUE, FGIC INSURED)                         5.75          01/01/2010         680,122
    215,000  UPPER ILLINOIS RIVER VALLEY DEVELOPMENT AUTHORITY MORRIS HOSPITAL             6.05          12/01/2011         219,779
                                                                                                                         35,950,158
                                                                                                                       ------------
INDIANA: 1.08%
    765,000  BEECH GROVE IN SCHOOL BUILDING CORPORATION (LEASE REVENUE, MBIA
             INSURED)                                                                      6.25          07/05/2016         874,280
  2,500,000  COUNTY OF JASPER (PCR, MBIA INSURED)                                          5.20          06/01/2013       2,541,225
  2,000,000  INDIANA BOND BANK BMA INDEX SERIES B (OTHER REVENUE)+/-                       1.08          10/15/2009       1,977,500
  4,040,000  INDIANA BOND BANK BMA INDEX SERIES B (OTHER REVENUE)+/-ss                     1.10          10/15/2010       3,907,690
  2,000,000  INDIANA PORT COMMISSION CARGILL INCORPORATED PROJECT (IDR)                    4.10          05/01/2012       2,072,740
    470,000  JEFFERSONVILLE IN BUILDING CORPORATION SERIES A (OTHER REVENUE)               4.00          08/15/2012         487,324
    220,000  JEFFERSONVILLE IN BUILDING CORPORATION SERIES B (OTHER REVENUE)               4.00          08/15/2012         228,109
    650,000  VALPARAISO IN VALPARAISO FAMILY YMCA (OTHER REVENUE)                          4.70          12/01/2009         647,543
                                                                                                                         12,736,411
                                                                                                                       ------------
IOWA: 0.91%
    180,000  TOBACCO SETTLEMENT AUTHORITY IA TOBACCO SETTLEMENT REVENUE ASSET-BACKED
             SERIES B PREREFUNDED (EXCISE TAX REVENUE)ss                                   5.50          06/01/2012         194,782
    460,000  TOBACCO SETTLEMENT AUTHORITY IA TOBACCO SETTLEMENT REVENUE ASSET-BACKED
             SERIES B PREREFUNDED (EXCISE TAX REVENUE)ss                                   5.50          06/01/2014         497,775
 10,000,000  WATERLOO IA COMMUNITY SCHOOL DISTRICT (SALES TAX REVENUE)                     3.75          05/01/2012      10,108,900
                                                                                                                         10,801,457
                                                                                                                       ------------
KANSAS: 1.92%
  9,000,000  BURLINGTON KS KANSAS CITY POWER & LIGHT SERIES A (OTHER REVENUE, XLCA
             INSURED)+/-ss                                                                 5.25          12/01/2023       9,066,240
  5,000,000  BURLINGTON KS KANSAS CITY POWER & LIGHT SERIES B (IDR, FGIC
             INSURED)+/-ss                                                                 5.38          09/01/2035       5,049,400
    100,000  CITY OF OLATHE KS SPECIAL OBLIGATION WEST VILLAGE CENTER PROJECT (OTHER
             REVENUE)                                                                      5.00          09/01/2009          99,913
    205,000  CITY OF OLATHE KS SPECIAL OBLIGATION WEST VILLAGE CENTER PROJECT (OTHER
             REVENUE)                                                                      5.00          09/01/2010         202,995
    225,000  CITY OF OLATHE KS SPECIAL OBLIGATION WEST VILLAGE CENTER PROJECT (OTHER
             REVENUE)                                                                      5.00          03/01/2011         219,974
    200,000  CITY OF OLATHE KS SPECIAL OBLIGATION WEST VILLAGE CENTER PROJECT (OTHER
             REVENUE)                                                                      5.00          09/01/2011         194,326
    615,000  COUNTIES OF SEDWICK & SHAWNEE KS SERIES B5 (HOUSING REVENUE, GNMA)            4.10          12/01/2023         598,881
  1,800,000  OLATHE KS OLATHE MEDICAL CENTER SERIES A (HOSPITAL REVENUE)+/-ss              4.13          09/01/2037       1,835,460
    100,000  OLATHE KS SPECIAL OBLIGATION WEST VILLAGE CENTER PROJECT (TAX
             INCREMENTAL REVENUE)                                                          5.00          03/01/2012          96,039
    100,000  OLATHE KS SPECIAL OBLIGATION WEST VILLAGE CENTER PROJECT (TAX
             INCREMENTAL REVENUE)                                                          5.00          09/01/2012          95,372
  3,950,000  WYANDOTTE COUNTY KANSAS CITY KS UNITED GOVERNMENT REFERENDUM SALES TAX
             SECOND LIEN AREA B (SALES TAX REVENUE)                                        5.00          12/01/2020       3,694,830
  1,665,000  WYANDOTTE COUNTY KS UNITED GOVERNMENT SPECIAL OBLIGATION SALES TAX
             SECOND LIEN AREA B                                                            4.75          12/01/2016       1,582,866
                                                                                                                         22,736,296
                                                                                                                       ------------

                Wells Fargo Advantage Municipal Income Funds 67


Portfolio of Investments--June 30, 2009

SHORT-TERM MUNICIPAL BOND FUND

 PRINCIPAL   SECURITY NAME                                                             INTEREST RATE   MATURITY DATE       VALUE
-----------  -------------                                                             -------------   -------------   ------------
KENTUCKY: 1.52%
$ 1,710,000  KENTON COUNTY KY AIRPORT BOARD (AIRPORT REVENUE, MBIA INSURED)                5.63%         03/01/2015    $  1,736,146
  3,840,000  KENTON COUNTY KY AIRPORT BOARD CINCINNATI NORTHERN KENTUCKY SERIES A
             (AIRPORT REVENUE, XLCA INSURED)                                               5.00          03/01/2012       3,908,544
  2,740,000  KENTON COUNTY KY AIRPORT BOARD CINCINNATI NORTHERN KENTUCKY SERIES A
             (AIRPORT REVENUE, XLCA INSURED)                                               5.00          03/01/2013       2,775,236
  5,830,000  KENTON COUNTY KY AIRPORT BOARD CINCINNATI NORTHERN KENTUCKY SERIES B
             (AIRPORT REVENUE, XLCA INSURED)                                               5.00          03/01/2012       5,934,066
    475,000  KENTON COUNTY KY AIRPORT BOARD SERIES A (AIRPORT REVENUE, MBIA INSURED)       5.63          03/01/2014         483,626
  2,000,000  LOUISVILLE & JEFFERSON COUNTY KY REGIONAL AIRPORT AUTHORITY SERIES A
             (AIRPORT REVENUE, FIRST SECURITY BANK LOC)                                    5.75          07/01/2015       2,067,020
  1,000,000  LOUISVILLE JEFFERSON COUNTY KY METRO GOVERNMENT ENVIRONMENTAL
             FACILITIES LOUISVILLE GAS & ELECTRIC COMPANY PROJECT (OTHER
             REVENUE)+/-ss                                                                 5.63          06/01/2033       1,032,740
                                                                                                                         17,937,378
                                                                                                                       ------------
LOUISIANA: 1.87%
    940,000  CLAIBORNE PARISH LA LAW ENFORCEMENT DISTRICT CLAIBORNE CORRECTIONAL
             FACILITIES PROJECT                                                            6.25          03/01/2019         773,921
    160,000  LOUISIANA PFA REVENUE ARCHDIOCESE OF NEW ORLEANS PROJECT (HCFR, CIFG
             INSURED)                                                                      5.00          07/01/2010         162,362
    100,000  LOUISIANA PFA REVENUE ARCHDIOCESE OF NEW ORLEANS PROJECT (HCFR, CIFG
             INSURED)                                                                      5.00          07/01/2012         102,604
  3,000,000  LOUISIANA PUBLIC FACILITIES AUTHORITY CLECO POWER LLC PROJECT (ELECTRIC
             REVENUE)+/-ss                                                                 7.00          12/01/2038       3,174,420
  4,825,000  LOUISIANA STATE CITIZENS PROPERTY INSURANCE CORPORATION SERIES B
             (PROPERTY TAX REVENUE, AMBAC INSURED)                                         5.00          06/01/2012       4,892,357
     54,000  NEW ORLEANS LA HOME MORTGAGE AUTHORITY SPECIAL OBLIGATIONS                    6.25          01/15/2011          57,583
  1,000,000  PARISH OF IBERVILLE LA DOW CHEMICAL (IDR)+/-ss                                5.50          06/01/2029         999,770
    910,000  PORT NEW ORLEANS LA BOARD COMMERCE SPECIAL PROJECT CG RAILWAY
             INCORPORATED (OTHER REVENUE, MBIA INSURED)                                    5.25          08/15/2013         970,360
  2,000,000  RAPIDES LA FINANCE AUTHORITY CLECO POWER LLC PROJECT (OTHER
             REVENUE)+/-ss                                                                 6.00          10/01/2038       2,018,600
  5,000,000  WEST BATON ROUGE PARISH LA INDUSTRIAL DISTRICT # 3 DOW CHEMICAL
             (IDR)+/-ss                                                                    5.50          12/01/2023       5,000,200
  4,000,000  WEST BATON ROUGE PARISH LA INDUSTRIAL DISTRICT # 3 DOW CHEMICAL
             (OTHER)+/-ss                                                                  5.00          10/01/2021       4,001,000
                                                                                                                         22,153,177
                                                                                                                       ------------
MAINE: 0.55%
  4,425,000  MAINE EDUCATIONAL LOAN AUTHORITY CLASS A SERIES A-1 (OTHER REVENUE,
             GUARANTEE AGREEMENT)                                                          4.63          12/01/2013       4,405,132
  2,155,000  MAINE EDUCATIONAL LOAN AUTHORITY CLASS A SERIES A-1 (OTHER REVENUE,
             GUARANTEE AGREEMENT)                                                          4.95          12/01/2014       2,146,617
                                                                                                                          6,551,749
                                                                                                                       ------------
MARYLAND: 0.15%
    400,000  MARYLAND COMMUNITY DEVELOPMENT ADMINISTRATION RESIDENTIAL SERIES H
             (HOUSING REVENUE)                                                             4.55          09/01/2012         403,224
  1,420,000  MARYLAND INDUSTRIAL DEVELOPMENT FINANCING AUTHORITY SERIES A
             (SALES TAX REVENUE)                                                           5.13          12/01/2011       1,376,633
                                                                                                                          1,779,857
                                                                                                                       ------------
MASSACHUSETTS: 1.73%
  3,000,000  COMMONWEALTH OF MASSACHUSETTS STATE SERIES A (OTHER REVENUE)+/-ss             1.14          11/01/2020       2,525,250
    330,000  MASSACHUSETTS DEVELOPMENT FINANCE AGENCY DEVENS ELECTRIC SYSTEMS
             (ELECTRIC REVENUE)                                                            5.13          12/01/2011         345,791
  1,500,000  MASSACHUSETTS HEFA CARE GROUP SERIES E-2 (NURSING HOME REVENUE)               5.00          07/01/2012       1,543,755
  2,250,000  MASSACHUSETTS HEFA CARITAS CHRISTIAN OBLIGATION SERIES B (HCFR)               6.50          07/01/2012       2,310,390
    775,000  MASSACHUSETTS HEFA EYE & EAR INFIRMARY SERIES B (HCFR)                        5.25          07/01/2009         774,985
  3,000,000  MASSACHUSETTS HEFA NORTHEASTERN UNIVERSITY SERIES T-2 (COLLEGE &
             UNIVERSITY REVENUE)+/-ss                                                      4.10          10/01/2037       3,010,260
  1,000,000  MASSACHUSETTS HEFA SERIES T-1 NORTHEASTERN UNIVERSITY (COLLEGE &
             UNIVERSITY REVENUE)+/-ss                                                      4.13          10/01/2037       1,005,410
  1,870,000  MASSACHUSETTS HOUSING FINANCE AGENCY SERIES A (HOSPITAL REVENUE, FIRST
             SECURITY BANK LOC)                                                            4.45          07/01/2011       1,897,957
  1,440,000  MASSACHUSETTS INDUSTRIAL FINANCE AGENCY OGDEN HAVERHILL SERIES A (OTHER
             REVENUE)                                                                      5.35          12/01/2010       1,442,462

                68 Wells Fargo Advantage Municipal Income Funds


                                         Portfolio of Investments--June 30, 2009

SHORT-TERM MUNICIPAL BOND FUND

 PRINCIPAL   SECURITY NAME                                                             INTEREST RATE   MATURITY DATE       VALUE
-----------  -------------                                                             -------------   -------------   ------------
MASSACHUSETTS (continued)
$ 3,925,000  MASSACHUSETTS MUNICIPAL WHOLESALE ELECTRIC COMPANY PROJECT # 6 SERIES 1
             (ELECTRIC REVENUE, MBIA INSURED)+/-ss(m)(n)                                   0.24%         07/01/2019    $  3,925,000
  1,140,000  MASSACHUSETTS STATE PORT AUTHORITY DELTA AIRLINES INCORPORATED PROJECT
             SERIES A (LEASE REVENUE, AMBAC INSURED)                                       5.50          01/01/2016         939,941
    950,000  MASSACHUSETTS STATE PORT AUTHORITY DELTA AIRLINES INCORPORATED PROJECT
             SERIES A (LEASE REVENUE, AMBAC INSURED)                                       5.50          01/01/2017         717,060
                                                                                                                         20,438,261
                                                                                                                       ------------
MICHIGAN: 3.93%
    780,000  COMSTOCK PARK MI PUBLIC SCHOOLS SCHOOL BUILDING & SITE (PROPERTY TAX
             REVENUE, FGIC INSURED)                                                        7.88          05/01/2011         839,561
  2,750,000  DETROIT CITY MI SCHOOL DISTRICT SCHOOL BUILDING & SITE IMPROVEMENT
             SERIES A (PRIVATE SCHOOL REVENUE, FGIC INSURED)                               5.00          05/01/2013       2,865,638
  4,500,000  DETROIT MI CAPITAL IMPROVEMENT LIMITED TAX SERIES A-1 (OTHER REVENUE)         5.00          04/01/2013       4,071,825
  1,385,000  DETROIT MI COBO HALL (TAX REVENUE, MBIA INSURED)                              5.00          09/30/2011       1,388,989
  3,000,000  DETROIT MI COBO HALL (TAX REVENUE, MBIA INSURED)                              5.00          09/30/2012       2,992,650
  4,320,000  DETROIT MI CONVENTION FACILITY COBO HALL (TAX REVENUE, MBIA INSURED)          5.00          09/30/2013       4,254,811
  1,970,000  FLINT MI INTERNATIONAL ACADEMY (EDUCATIONAL FACILITIES REVENUE)               5.00          10/01/2017       1,661,045
  2,965,000  HURON VALLEY MI SCHOOL DISTRICT (PROPERTY TAX REVENUE, SCHOOL BOND LOAN
             FUND)                                                                         5.00          05/01/2015       3,214,090
  7,000,000  MICHIGAN MUNICIPAL BOND AUTHORITY STUDENT AID SERIES 2009B (OTHER
             REVENUE)                                                                      6.00          01/20/2010       7,088,690
    600,000  MICHIGAN STATE BUILDING AUTHORITY FACILITIES PROGRAM SERIES 1 (LEASE
             REVENUE)                                                                      5.13          10/15/2015         602,448
 10,510,000  MICHIGAN STATE BUILDING AUTHORITY FACILITIES PROGRAMS SERIES 1 (LEASE
             REVENUE)                                                                      5.25          10/15/2014      10,564,967
    180,000  MICHIGAN STATE HOSPITAL FINANCE AUTHORITY CHARITY OBLIGATION GROUP
             SERIES A PREREFUNDED (HOSPITAL REVENUE)ss                                     5.13          11/01/2029         182,488
  1,435,000  MICHIGAN STATE HOSPITAL FINANCE AUTHORITY MCLAREN HEALTH CARE (HCFR)          5.00          05/15/2013       1,473,171
  4,960,000  MICHIGAN STATE HOUSING DEVELOPMENT AUTHORITY GREENWOOD VILLA PROJECT
             (HOUSING REVENUE, FIRST SECURITY BANK LOC)                                    4.75          09/15/2017       5,271,438
                                                                                                                         46,471,811
                                                                                                                       ------------
MINNESOTA: 3.11%
 13,905,000  BECKER MN NORTHERN STATES POWER SERIES A (IDR)                                8.50          03/01/2019      15,645,072
  8,400,000  BECKER MN NORTHERN STATES POWER SERIES B (IDR)                                8.50          09/01/2019       9,443,196
  1,935,000  CITY OF MINNEAPOLIS MN FAIRVIEW HEALTH SERVICES SERIES A (HCFR)               5.13          11/15/2013       2,016,212
    290,000  MARSHALL MN MEDICAL CENTER AVERA MARSHALL REGIONAL MEDICAL CENTER
             PROJECT (HCFR)                                                                4.50          11/01/2011         291,966
  6,500,000  MINNEAPOLIS & ST. PAUL MN HOUSING & REDEVELOPMENT AUTHORITY HEALTHSPAN
             SERIES B (HOSPITAL REVENUE, AMBAC INSURED)+/-ss(m)(n)                         0.59          11/15/2017       6,500,000
  2,190,000  MINNEAPOLIS & ST. PAUL MN METROPOLITAN AIRPORTS COMMISSION SUB SERIES D
             (AIRPORT REVENUE, FGIC INSURED)                                               5.75          01/01/2012       2,259,248
    570,000  WESTERN MN MUNICIPAL POWER AGENCY SERIES A (ELECTRIC REVENUE)                 6.38          01/01/2016         638,172
                                                                                                                         36,793,866
                                                                                                                       ------------
MISSISSIPPI: 0.26%
  1,945,000  JACKSON STATE UNIVERSITY EDUCATIONAL BUILDING CORPORATION CAMPUS
             FACILITIES PROJECT (EDUCATIONAL FACILITIES REVENUE)+/-ss                      5.00          03/01/2034       2,009,224
  1,000,000  MISSISSIPPI HOSPITAL EQUIPMENT & FACILITIES AUTHORITY MISSISSIPPI
             BAPTIST HEALTH SYSTEM INCORPORATED SERIES A (HOSPITAL REVENUE)                5.00          08/15/2012       1,017,230
                                                                                                                          3,026,454
                                                                                                                       ------------
MISSOURI: 2.03%
  4,250,000  CHESTERFIELD VALLEY TRANSPORTATION DEVELOPMENT DISTRICT MO
             (SALES TAX REVENUE, CIFG INSURED)                                             4.00          04/15/2026       4,305,930
    955,000  FENTON MO GRAVOIS BLUFFS REDEVELOPMENT PROJECT (TAX INCREMENTAL
             REVENUE)                                                                      4.50          04/01/2021         847,945
  2,000,000  LAKE OF THE OZARKS MO COMMUNITY BRIDGE CORPORATION                            5.25          12/01/2014       1,833,280
    475,000  MISSOURI DEVELOPMENT FINANCE BOARD MO (DEPOSITORY INSTITUTIONS)               4.00          04/01/2012         489,663
    500,000  MISSOURI DEVELOPMENT FINANCE BOARD MO (DEPOSITORY INSTITUTIONS)               4.25          04/01/2013         515,365

                Wells Fargo Advantage Municipal Income Funds 69


Portfolio of Investments--June 30, 2009

SHORT-TERM MUNICIPAL BOND FUND

 PRINCIPAL   SECURITY NAME                                                             INTEREST RATE   MATURITY DATE       VALUE
-----------  -------------                                                             -------------   -------------   ------------
MISSOURI (continued)
$ 1,000,000  MISSOURI STATE ENVIRONMENTAL IMPROVEMENT & ENERGY RESOURCES AUTHORITY
             KANSAS CITY POWER & LIGHT (IDR, XL CAPITAL ASSURANCE COMPANY
             INSURED)+/-ss                                                                 5.25%         07/01/2017    $  1,027,990
  5,350,000  MISSOURI STATE ENVIRONMENTAL IMPROVEMENT & ENERGY RESOURCES AUTHORITY
             POLLUTION CONTROL ASSOCIATED ELECTRIC COOPERATIVE PROJECT (ELECTRIC
             REVENUE)+/-ss                                                                 4.38          12/01/2034       5,501,512
    105,000  MISSOURI STATE HOUSING DEVELOPMENT COMMUNITY SINGLE FAMILY SERIES B2          6.40          03/01/2029         106,211
    140,000  MISSOURI STATE HOUSING DEVELOPMENT COMMUNITY SINGLE FAMILY SERIES D2          6.30          03/01/2029         141,943
  3,655,000  ST. LOUIS COUNTY MO HOUSING AUTHORITY OAKMONT HATHAWAY & BRIGHTON
             SERIES A PUTTABLE (HFFA REVENUE, FNMA INSURED)ss                              4.55          05/01/2031       3,756,719
  2,500,000  ST. LOUIS MO LAMBERT ST. LOUIS INTERNATIONAL SERIES B (AIRPORT
             REVENUE, FGIC INSURED)                                                        6.00          07/01/2011       2,597,325
  2,750,000  ST. LOUIS MO LAMBERT ST. LOUIS INTERNATIONAL SERIES B (AIRPORT
             REVENUE, FGIC INSURED)                                                        6.00          07/01/2013       2,876,528
                                                                                                                         24,000,411
                                                                                                                       ------------
MONTANA: 0.16%
     90,000  FLATHEAD MT MUNICIPAL AIRPORT AUTHORITY MONTANA GLACIER PARK
             INTERNATIONAL AIRPORT SERIES A (AIRPORT REVENUE)                              5.00          06/01/2011          89,924
    310,000  FLATHEAD MT MUNICIPAL AIRPORT AUTHORITY MONTANA GLACIER PARK
             INTERNATIONAL AIRPORT SERIES A (AIRPORT REVENUE)                              5.00          06/01/2012         307,418
    150,000  FLATHEAD MT MUNICIPAL AIRPORT AUTHORITY MONTANA GLACIER PARK
             INTERNATIONAL AIRPORT SERIES B (AIRPORT REVENUE)                              5.00          06/01/2012         148,751
  1,000,000  MONTANA HEALTH FACILITIES AUTHORITY BENEFITS HEALTH CARE PROJECT
             (HCFR, AMBAC INSURED)                                                         5.38          09/01/2011       1,045,120
    250,000  MONTANA STATE BOARD HOUSING SERIES A2 (SFMR)                                  4.20          12/01/2013         252,840
                                                                                                                          1,844,053
                                                                                                                       ------------
NEBRASKA: 0.52%
    640,000  BLAIR NE BOND ANTICIPATION NOTES SERIES B (WATER REVENUE)                     4.65          06/15/2012         646,189
  1,810,000  CENTRAL PLAINS NE ENERGY PROJECT # 1 SERIES 4 (UTILITIES REVENUE)             5.00          12/01/2011       1,831,539
  3,000,000  CENTRAL PLAINS NE ENERGY PROJECT # 1 SERIES A (OTHER REVENUE)                 5.00          12/01/2012       3,007,800
    620,000  O'NEILL NE ST. ANTHONY'S HOSPITAL PROJECT (HOSPITAL REVENUE)                  6.25          09/01/2012         640,696
                                                                                                                          6,126,224
                                                                                                                       ------------
NEVADA: 0.31%
  1,145,000  RENO NV WASHOE MEDICAL CENTER SERIES A (HOSPITAL REVENUE, AMBAC
             INSURED)                                                                      5.25          06/01/2011       1,176,224
  1,195,000  RENO NV WASHOE MEDICAL CENTER SERIES A (HOSPITAL REVENUE, AMBAC
             INSURED)                                                                      5.25          06/01/2012       1,236,299
  1,225,000  RENO NV WASHOE MEDICAL CENTER SERIES A (HOSPITAL REVENUE, AMBAC
             INSURED)                                                                      5.25          06/01/2013       1,265,940
                                                                                                                          3,678,463
                                                                                                                       ------------
NEW JERSEY: 1.51%
  2,000,000  NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY (CIGARETTE TAX REVENUE)             5.00          06/15/2012       1,982,640
    250,000  NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY (EXCISE TAX REVENUE)                5.63          06/15/2019         224,145
  2,615,000  NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY CIGARETTE TAX (TAX REVENUE)         5.38          06/15/2014       2,541,362
     85,000  NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY CIGARETTE TAX REVENUE               5.63          06/15/2017          79,481
     90,000  NEW JERSEY HFFA JERSEY CITY MEDICAL CENTER (HCFR)                             4.80          08/01/2021          90,045
  1,285,000  NEW JERSEY STATE HIGHER EDUCATION ASSISTANCE AUTHORITY SERIES A
             (EDUCATIONAL FACILITIES REVENUE)                                              5.00          06/01/2013       1,355,174
  5,555,000  NEW JERSEY STATE HIGHER EDUCATION ASSISTANCE AUTHORITY SERIES A
             (EDUCATIONAL FACILITIES REVENUE)                                              5.00          06/01/2014       5,821,640
    995,000  NEW JERSEY STATE HIGHER EDUCATION ASSISTANCE AUTHORITY SERIES A
             (OTHER REVENUE, AMBAC INSURED)                                                5.20          06/01/2013       1,000,841
    100,000  NEW JERSEY STATE HIGHWAY AUTHORITY GARDEN STATE PARKWAY GENERAL
             (TOLL ROAD REVENUE)                                                           6.20          01/01/2010         102,299
  4,320,000  NEW JERSEY STATE TRANSIT CORPORATION FEDERAL TRANSIT ADMINISTRATION
             GRANTS SERIES B (LEASE REVENUE, AMBAC INSURED)                                5.50          09/15/2012       4,642,056
                                                                                                                         17,839,683
                                                                                                                       ------------

                70 Wells Fargo Advantage Municipal Income Funds


                                         Portfolio of Investments--June 30, 2009

SHORT-TERM MUNICIPAL BOND FUND

 PRINCIPAL   SECURITY NAME                                                             INTEREST RATE   MATURITY DATE       VALUE
-----------  -------------                                                             -------------   -------------   ------------
NEW MEXICO: 1.40%
$   165,000  ALBUQUERQUE NM MCT INDUSTRIES INCORPORATED PROJECT                            3.70%         04/01/2010    $    165,774
    455,000  NEW MEXICO MORTGAGE FINANCE AUTHORITY                                         4.05          07/01/2026         440,094
  4,000,000  NEW MEXICO MORTGAGE FINANCE AUTHORITY RIVERWALK APARTMENTS SERIES C
             (HOUSING REVENUE, FNMA)+/-ss                                                  5.00          07/01/2031       4,177,000
    995,000  NEW MEXICO MORTGAGE FINANCE AUTHORITY SFMR CLASS IA2 (SFMR, GNMA)             5.60          01/01/2039         982,473
  5,500,000  NEW MEXICO MORTGAGE FINANCE AUTHORITY SFMR CLASS ID2 (HOUSING
             REVENUE, GNMA INSURED)                                                        4.38          07/01/2033       5,566,550
    395,000  NEW MEXICO MORTGAGE FINANCE AUTHORITY SFMR SERIES A2 (HOUSING REVENUE)        7.10          09/01/2030         403,899
    245,000  NEW MEXICO MORTGAGE FINANCE AUTHORITY SFMR SERIES F2 (HOUSING REVENUE)        6.80          03/01/2031         249,986
  4,340,000  NEW MEXICO MORTGAGE FINANCE AUTHORITY SOMBRA DEL OSO APARTMENTS
             SERIES B (HOUSING REVENUE, FNMA)+/-ss                                         5.00          07/01/2031       4,532,045
                                                                                                                         16,517,821
                                                                                                                       ------------
NEW YORK: 1.40%
  3,090,000  AMHERST NY IDAG CIVIC FACILITIES SERIES A (IDR, RADIAN INSURED)+/-ss          4.20          10/01/2031       3,123,279
    350,000  METROPOLITAN TRANSPORTATION AUTHORITY SERIES H (TRANSPORTATION REVENUE)       5.25          11/15/2011         373,496
    265,000  NASSAU COUNTY NY IDA NORTH SHORE HEALTH SYSTEMS PROJECTS C                    5.63          11/01/2010         270,621
    205,000  NASSAU COUNTY NY IDAG SPECIAL NEEDS FACILITIES POOLED PROGRAM F1
             (IDR, ACA INSURED)                                                            4.30          07/01/2010         198,774
  1,070,000  NEW YORK CITY IDAG YANKEE STADIUM (OTHER REVENUE, GUARANTEE
             AGREEMENT)##                                                                  3.34          03/01/2012         979,553
  2,755,000  NEW YORK CITY IDAG YANKEE STADIUM (OTHER REVENUE, GUARANTEE
             AGREEMENT)##                                                                  3.70          03/01/2013       2,408,559
  1,390,000  NEW YORK CITY NY IDAG CIVIC FACILITIES VAUGHN COLLEGE AERONAUTICS
             SERIES A                                                                      5.00          12/01/2016       1,191,341
  1,000,000  NEW YORK CITY TRANSIT AUTHORITY METROPOLITAN TRANSIT AUTHORITY
             TRIBOROUGH BRIDGE & TUNNEL (LEASE REVENUE, AMBAC INSURED)                     5.30          01/01/2012       1,025,250
  3,145,000  NEW YORK TOBACCO SETTLEMENT FINANCING CORPORATION SERIES A-1 (OTHER
             REVENUE)                                                                      5.50          06/01/2016       3,183,275
  1,750,000  NIAGARA FALLS NY BRIDGE COMMISSION SERIES B (TOLL ROAD REVENUE, FGIC
             INSURED)                                                                      5.25          10/01/2015       1,829,223
    520,000  NIAGARA NY FRONTIER TRANSIT AUTHORITY BUFFALO NIAGARA INTERNATIONAL
             AIRPORT SERIES A (AIRPORT REVENUE, MBIA INSURED)                              5.75          04/01/2011         525,923
    325,000  ORANGE COUNTY NY IDAG SPECIAL NEEDS FACILITIES POOLED PROGRAM G1 (IDR,
             ACA INSURED)                                                                  4.35          07/01/2011         303,950
     50,000  SUFFOLK COUNTY NY IDA SPECIAL NEEDS POOLED SERIES C1                          6.88          07/01/2010          49,421
  1,000,000  TOBACCO SETTLEMENT FINANCING AUTHORITY SERIES B1C (OTHER REVENUE)             5.50          06/01/2017       1,020,480
                                                                                                                         16,483,145
                                                                                                                       ------------
NORTH CAROLINA: 1.24%
  5,080,000  NORTH CAROLINA EASTERN MUNICIPAL POWER AGENCY SERIES C (ELECTRIC
             REVENUE)                                                                      7.00          01/01/2013       5,446,878
    195,000  NORTH CAROLINA HOUSING FINANCE AGENCY AMT HOME OWNERSHIP SERIES 14A
             (HOUSING REVENUE, AMBAC INSURED)                                              4.35          01/01/2028         187,216
  7,500,000  NORTH CAROLINA MEDICAL CARE COMMISSION UNIVERSITY HEALTH SYSTEM SERIES
             E1 (NURSING HOME REVENUE)+/-ss                                                5.75          12/01/2036       7,736,700
  1,250,000  PITT COUNTY NC MEMORIAL HOSPITAL (HOSPITAL REVENUE)                           5.38          12/01/2010       1,299,763
                                                                                                                         14,670,557
                                                                                                                       ------------
NORTH DAKOTA: 0.26%
    685,000  CITY OF FARGO ND MERITCARE OBLIGATED GROUP SERIES A (NURSING HOME
             REVENUE, MBIA INSURED)                                                        5.50          06/01/2011         689,870
  1,025,000  GRAND FORKS ND ALTRU HEALTH SYSTEM OBLIGATION GROUP (HCFR, MBIA
             INSURED)                                                                      5.40          08/15/2011       1,026,466
  1,310,000  GRAND FORKS ND ALTRU HEALTH SYSTEM OBLIGATION GROUP (HCFR, MBIA
             INSURED)                                                                      5.40          08/15/2012       1,311,533
                                                                                                                          3,027,869
                                                                                                                       ------------
OHIO: 2.84%
  1,000,000  AMERICAN MUNICIPAL POWER OHIO INCORPORATED PREPAYMENT SERIES A
             (ELECTRIC REVENUE)                                                            5.00          02/01/2010       1,006,370
     50,000  BUCKEYE OH TOBACCO SETTLEMENT FINANCING AUTHORITY SERIES A-1
             (EXCISE TAX REVENUE)                                                          4.25          06/01/2011          49,158
  2,000,000  BUCKEYE OH TOBACCO SETTLEMENT FINANCING AUTHORITY SERIES A-1
             (OTHER REVENUE)                                                               5.00          06/01/2011       1,993,380
  3,000,000  CUYAHOGA OH METROPOLITAN HOUSING AUTHORITY BAN (HOUSING REVENUE)              4.00          08/28/2009       3,008,940
  1,805,000  LAKE COUNTY OH HOSPITAL SYSTEM SERIES C (HOSPITAL REVENUE)                    4.00          08/15/2011       1,796,246
  5,500,000  MONTGOMERY OH CATHOLIC HEALTH INITIATIVES SERIES D (HOSPITAL
             REVENUE)+/-ss                                                                 5.25          10/01/2038       5,688,210

                Wells Fargo Advantage Municipal Income Funds 71


Portfolio of Investments--June 30, 2009

SHORT-TERM MUNICIPAL BOND FUND

PRINCIPAL    SECURITY NAME                                                             INTEREST RATE   MATURITY DATE       VALUE
----------   -------------                                                             -------------   -------------   ------------
OHIO (continued)
$1,500,000   OHIO AIR QUALITY DEVELOPMENT AUTHORITY AIR QUALITY DEVELOPMENT
             AUTHORITY POWER PROJECT (PCR, MBIA INSURED)+/-ss                              4.85%         08/01/2040    $  1,510,455
 4,500,000   OHIO AIR QUALITY DEVELOPMENT AUTHORITY OHIO POWER (POWER REVENUE)+/-ss        7.13          06/01/2041       4,587,075
 8,000,000   OHIO AIR QUALITY DEVELOPMENT AUTHORITY POLLUTION CONTROL FIRST ENERGY
             SERIES D (PCR)+/-ss                                                           4.75          08/01/2029       8,023,840
 3,000,000   OHIO AIR QUALITY DEVELOPMENT AUTHORITY POLLUTION FIRST ENERGY SERIES B
             (PCR)+/-ss                                                                    5.25          03/01/2023       3,034,830
 1,750,000   OHIO STATE HIGHER EDUCATIONAL FACILITY COMMISSION HOSPITAL CLEVELAND
             CLINIC HEALTH SERIES A (HOSPITAL REVENUE)                                     4.00          01/01/2013       1,822,573
 1,000,000   OHIO STATE HIGHER EDUCATIONAL FACILITY COMMISSION HOSPITAL CLEVELAND
             CLINIC HEALTH SERIES A (HOSPITAL REVENUE)                                     5.00          01/01/2014       1,079,710
                                                                                                                         33,600,787
                                                                                                                       ------------
OKLAHOMA: 2.70%
 1,530,000   CHEROKEE NATION OF OK HEALTHCARE SYSTEM SERIES 2006 (HCFR, ACA
             INSURED)++                                                                    4.10          12/01/2011       1,516,521
   663,084   COMANCHE COUNTY OK INDEPENDENT SCHOOL DISTRICT # 4 GERONIMO
             (EDUCATIONAL FACILITIES REVENUE)                                              6.25          08/15/2014         704,560
 1,000,000   GRAND RIVER DAM AUTHORITY (ELECTRIC REVENUE, AMBAC INSURED)                   6.25          06/01/2011       1,075,550
 1,865,000   MCCLAIN COUNTY ECONOMIC DEVELOPMENT AUTHORITY EDUCATIONAL FACILITIES
             LEASE REVENUE BLANCHARD PUBLIC SCHOOL PROJECT (LEASE REVENUE)                 4.25          09/01/2014       1,906,608
 4,490,000   MUSKOGEE OK INDUSTRIAL TRAINING EDUCATIONAL FACILITIES MUSKOGEE PUBLIC
             SCHOOLS PROJECT (LEASE REVENUE, GUARANTEE AGREEMENT)                          4.25          09/01/2012       4,777,270
   285,000   OKLAHOMA COUNTY FINANCE AUTHORITY JONES PUBLIC SCHOOL PROJECT (LEASE
             REVENUE)                                                                      4.00          09/01/2014         288,041
 2,240,000   OKLAHOMA COUNTY FINANCE AUTHORITY WESTERN HEIGHTS PUBLIC SCHOOLS
             PROJECT (LEASE REVENUE)                                                       3.25          09/01/2012       2,252,029
 3,000,000   OKLAHOMA DEVELOPMENT FINANCE AUTHORITY PUBLIC SERVICE COMPANY OKLAHOMA
             PROJECT (IDR)                                                                 5.25          06/01/2014       3,002,430
15,000,000   TULSA OK AIRPORTS IMPROVEMENT TRUST SERIES B (AIRPORT REVENUE)                7.05          06/01/2017      16,345,050
                                                                                                                         31,868,059
                                                                                                                       -----------
OREGON: 0.15%
 1,915,000   WESTERN GENERATION AGENCY OREGON WAUNA COGENERATION PROJECT SERIES B
             (ELECTRIC REVENUE)                                                            5.00          01/01/2012       1,813,792
                                                                                                                       ------------
OTHER: 0.04%
   500,000   CHARTER MAC EQUITY ISSUER TRUST PUTTABLESS++                                  7.10          07/15/2009         500,120
                                                                                                                       ------------
PENNSYLVANIA: 5.40%
 1,175,000   ALLEGHENY COUNTY HOSPITAL DEVELOPMENT AUTHORITY UNIVERSITY OF
             PITTSBURGH MEDICAL CENTER SERIES B (HOSPITAL REVENUE)                         5.00          06/15/2014       1,202,918
   200,000   ALLEGHENY COUNTY PA AIRPORT AUTHORITY PITTSBURGH INTERNATIONAL AIRPORT
             (AIRPORT REVENUE, FGIC INSURED)                                               6.00          01/01/2013         203,270
   930,000   ALLEGHENY COUNTY PA HOSPITAL DEVELOPMENT AUTHORITY PITTSBURGH MERCY
             HEALTH SYSTEM (HOSPITAL REVENUE, AMBAC INSURED)                               5.40          08/15/2009         933,860
 1,090,000   ALLEGHENY COUNTY PA HOSPITAL DEVELOPMENT AUTHORITY WEST PENN ALLEGHENY
             HEALTH SYSTEM SERIES A (HCFR)                                                 5.00          11/15/2011       1,031,162
 4,285,000   ALLEGHENY COUNTY PA UNIVERSITY OF PITTSBURGH MEDICAL CENTER SERIES B
             (HOSPITAL REVENUE)                                                            5.00          06/15/2014       4,434,975
 1,495,000   CHESTER COUNTY PA RENAISSANCE ACADEMY PROJECT SERIES A                        5.25          10/01/2010       1,485,955
 1,870,000   CHESTER COUNTY PA RENAISSANCE ACADEMY PROJECT SERIES A                        5.63          10/01/2015       1,719,147
 4,325,000   DELAWARE COUNTY PA RESOURCE RECOVERY FACILITY SERIES A (IDR)                  6.10          07/01/2013       4,326,125
 5,000,000   DELAWARE VALLEY REGIONAL FINANCIAL AUTHORITY (OTHER REVENUE)                  5.50          07/01/2012       5,370,550
 2,235,000   GALLERY CERTIFICATE TRUST PENNSYLVANIA (PARKING FACILITIES REVENUE,
             FIRST SECURITY BANK LOC)                                                      4.50          02/15/2013       2,239,694
 8,080,000   HARRISBURG AUTHORITY SERIES D-1 (OTHER REVENUE, FIRST SECURITY BANK
             LOC)+/-ss                                                                     6.75          12/01/2033       8,346,882
 3,250,000   HARRISBURG PA AUTHORITY RESOURCE RECOVERY FACILITY CAPITAL APPRECIATION
             LIMITED OBLIGATION SERIES C##                                                 4.79          12/15/2010       3,033,420
 2,700,000   LUZERNE COUNTY PA SERIES C (PROPERTY TAX REVENUE, FIRST SECURITY BANK
             LOC)                                                                          7.00          11/01/2018       2,993,409
   850,000   MCKEAN COUNTY PA HOSPITAL AUTHORITY BRADFORD HOSPITAL PROJECT
             (HFFA REVENUE, ACA INSURED)                                                   5.00          10/01/2010         839,103

                72 Wells Fargo Advantage Municipal Income Funds


                                         Portfolio of Investments--June 30, 2009

SHORT-TERM MUNICIPAL BOND FUND

PRINCIPAL    SECURITY NAME                                                             INTEREST RATE   MATURITY DATE       VALUE
----------   -------------                                                             -------------   -------------   ------------
PENNSYLVANIA (continued)
 $ 675,000   MONTGOMERY COUNTY PA IDA RETIREMENT COMMUNITY SERIES B (IDR)                  5.00%         11/15/2009    $    678,260
 5,135,000   PENNSYLVANIA EDFA ALBERT EINSTEIN HEALTHCARE SERIES A (HCFR)                  5.00          10/15/2013       5,203,450
 1,900,000   PENNSYLVANIA EDFA COLVER PROJECT SERIES F (ECONOMIC DEVELOPMENT
             REVENUE, AMBAC INSURED)                                                       5.00          12/01/2015       1,755,999
 1,000,000   PENNSYLVANIA EDFA EXELON GENERATION SERIES A (ECONOMIC DEVELOPMENT
             REVENUE)+/-ss                                                                 5.00          12/01/2042       1,002,650
 7,800,000   PENNSYLVANIA HOUSING FINANCE AGENCY SERIES L (MFHR, GO OF AUTHORITY)          4.20          07/01/2009       7,800,624
 3,225,000   PHILADELPHIA PA 7TH SERIES 1998 GENERAL ORDINANCE (UTILITIES REVENUE,
             AMBAC INSURED)                                                                5.00          10/01/2013       3,248,091
 1,110,000   PHILADELPHIA PA SERIES B (AIRPORT REVENUE, FGIC INSURED)                      5.50          06/15/2016       1,117,515
 2,265,000   PHILADELPHIA PARKING AUTHORITY (AIRPORT REVENUE)                              5.00          09/01/2012       2,349,915
 2,405,000   PHILADELPHIA SCHOOL DISTRICT SERIES E (PROPERTY TAX REVENUE, STATE AID
             WITHHOLDING)                                                                  5.00          09/01/2011       2,557,164
                                                                                                                         63,874,138
                                                                                                                       ------------
PUERTO RICO: 3.37%
   310,000   CHILDREN'S TRUST FUND PUERTO RICO                                             4.00          05/15/2010         308,503
 2,740,000   COMMONWEALTH OF PUERTO RICO (OTHER REVENUE, FGIC INSURED)                     5.50          07/01/2011       2,839,517
   215,000   PUERTO RICO ELECTRIC POWER AUTHORITY SERIES EE (ELECTRIC REVENUE, MBIA
             INSURED)                                                                      5.25          07/01/2014         216,395
 5,500,000   PUERTO RICO ELECTRIC POWER AUTHORITY SERIES UU (OTHER REVENUE, FIRST
             SECURITY BANK LOC)+/-ss                                                       1.33          07/01/2029       3,026,100
 1,500,000   PUERTO RICO ELECTRIC POWER AUTHORITY SERIES WW (POWER REVENUE)                5.00          07/01/2011       1,548,000
 4,205,000   PUERTO RICO HFA HOUSING VIVIENDA MODERNIZATION (HOUSING REVENUE)              4.75          10/01/2011       4,208,448
 1,280,000   PUERTO RICO HIGHWAY & TRANSPORTATION AUTHORITY (FUEL SALES TAX REVENUE,
             MBIA INSURED)                                                                 5.50          07/01/2013       1,314,624
   520,000   PUERTO RICO HIGHWAY & TRANSPORTATION AUTHORITY SERIES CC (TOLL ROAD
             REVENUE)                                                                      5.00          07/01/2012         528,393
 4,125,000   PUERTO RICO PUBLIC BUILDINGS AUTHORITY GOVERNMENT FACILITIES SERIES M
             (LEASE REVENUE)                                                               5.50          07/01/2011       4,214,636
21,400,000   PUERTO RICO SALES TAX FINANCING CORPORATION FIRST SUB-SERIES A (SALES
             TAX REVENUE)+/-ss                                                             5.00          08/01/2039      21,639,680
                                                                                                                         39,844,296
                                                                                                                       ------------
RHODE ISLAND: 0.03%
   365,000   WOONSOCKET RI HOUSING AUTHORITY CAPITAL FUNDS HOUSING (HOUSING REVENUE)       4.50          09/01/2009         366,285
                                                                                                                       ------------
SOUTH CAROLINA: 1.33%
 1,350,000   CONNECTOR 2000 ASSOCIATION INCORPORATED CAPITAL APPRECIATION SERIES B
             (TOLL ROAD REVENUE)##                                                        10.90          01/01/2027         210,654
 3,435,000   CONNECTOR 2000 ASSOCIATION INCORPORATED CAPITAL APPRECIATION SERIES B
             (TOLL ROAD REVENUE)##                                                        10.80          01/01/2028         490,552
18,250,000   CONNECTOR 2000 ASSOCIATION INCORPORATED CAPITAL APPRECIATION SERIES B
             (TOLL ROAD REVENUE)##                                                        10.50          01/01/2037       1,093,723
14,500,000   CONNECTOR 2000 ASSOCIATION INCORPORATED CAPITAL APPRECIATION SERIES B
             (TOLL ROAD REVENUE)##                                                        10.40          01/01/2038         806,055
   130,000   GREENVILLE COUNTY SC DONALDSON INDUSTRIAL AIR PARK PROJECT A                  5.50          04/01/2011         123,292
 2,010,000   ORANGEBURG COUNTY SC ORANGEBURG JOINT GOVERNMENT ACTION AUTHORITY
             (HCFR, MBIA INSURED)                                                          5.00          04/01/2011       2,038,241
 1,100,000   ORANGEBURG JOINT GOVERNMENTAL ACTION AUTHORITY ORANGEBURG COUNTY SOUTH
             CAROLINA PROJECT (SALES TAX REVENUE, MBIA INSURED)                            5.00          10/01/2013       1,099,494
 6,500,000   SOUTH CAROLINA JOBS ECONOMIC DEVELOPMENT AUTHORITY PALMETTO HEALTH
             (HOSPITAL REVENUE)+/-ss                                                       1.35          08/01/2039       6,002,425
 2,380,000   SOUTH CAROLINA STATE HOUSING FINANCE & DEVELOPMENT AUTHORITY RURAL
             HOUSING APARTMENTS SERIES B (HOUSING REVENUE, GIC RABOBANK NEDERLAND
             LOC)                                                                          4.13          10/01/2009       2,385,712
 1,450,000   TOBACCO SETTLEMENT REVENUE MANAGEMENT AUTHORITY SC (OTHER REVENUE)            5.00          06/01/2018       1,445,810
                                                                                                                         15,695,958
                                                                                                                       ------------
SOUTH DAKOTA: 0.08%
   830,000   LOWER BRULE SIOUX TRIBE SD SERIES B (OTHER REVENUE)                           5.15          05/01/2014         726,308
   235,000   SOUTH DAKOTA EDFA MCFLEEG PROJECT B                                           4.38          04/01/2011         237,084
                                                                                                                            963,392
                                                                                                                       ------------

                Wells Fargo Advantage Municipal Income Funds 73


Portfolio of Investments--June 30, 2009

SHORT-TERM MUNICIPAL BOND FUND

 PRINCIPAL   SECURITY NAME                                                             INTEREST RATE   MATURITY DATE       VALUE
-----------  -------------                                                             -------------   -------------   ------------
TENNESSEE: 4.50%
$ 3,000,000  CLARKSVILLE NATURAL GAS ACQUISITION CORPORATION (UTILITIES REVENUE)           5.00%         12/15/2011    $  2,951,580
  2,735,000  CLARKSVILLE NATURAL GAS ACQUISITION CORPORATION (UTILITIES REVENUE)           5.00          12/15/2012       2,650,707
  1,200,000  ELIZABETHTON TN HEALTH & EDUCATIONAL FACILITIES PREREFUNDED
             (EDUCATIONAL FACILITIES REVENUE, MBIA INSURED)ss                              7.75          07/01/2029       1,387,848
 11,650,000  ELIZABETHTON TN HEALTH & EDUCATIONAL FACILITIES SERIES B PREREFUNDED
             (HOSPITAL REVENUE)ss                                                          8.00          07/01/2033      13,540,096
 10,700,000  JOHNSON CITY TN HEALTH & EDUCATIONAL FACILITIES BOARD FIRST MORTGAGE
             MTN STATES HEALTH SERIES A PREREFUNDED (HFFA REVENUE)ss                       7.50          07/01/2033      12,129,627
  3,750,000  JOHNSON CITY TN HEALTH & EDUCATIONAL FACILITIES PREREFUNDED
             (EDUCATIONAL FACILITIES REVENUE, MBIA INSURED)ss                              7.50          07/01/2033       4,251,038
  1,135,000  KNOX COUNTY TN HEALTH EDUCATIONAL & HOUSING FACILITIES BOARD UNIVERSITY
             HEALTH SYSTEMS INCORPORATED (HFFA REVENUE)                                    4.13          04/01/2011       1,135,987
    200,000  METROPOLITAN NASHVILLE AIRPORT AUTHORITY IMPROVEMENT SERIES C (AIRPORT
             REVENUE, FGIC INSURED)                                                        5.38          07/01/2013         201,844
  1,000,000  SEVIER COUNTY TN UTILITY DISTRICT (UTILITIES REVENUE, AMBAC INSURED)          5.40          05/01/2011       1,000,700
  1,000,000  TENNESSEE ENERGY ACQUISITION CORPORATION SERIES C (UTILITIES REVENUE)         5.00          02/01/2011       1,010,480
 11,785,000  TENNESSEE TN ENERGY ACQUISITION CORPORATION SERIES A (FUEL SALES TAX
             REVENUE)                                                                      5.00          09/01/2011      11,923,238
  1,000,000  TENNESSEE TN ENERGY ACQUISITION CORPORATION SERIES C (OTHER REVENUE)          5.00          02/01/2010       1,006,370
                                                                                                                         53,189,515
                                                                                                                       ------------
TEXAS: 7.81%
 10,000,000  ARLINGTON TX SPECIAL OBLIGATION DALLAS COWBOYS SERIES A                       5.00          08/15/2034      10,023,000
  1,300,000  BRAZOS RIVER TEXAS HARBOR NAVIGATION DISTRICT THE DOW CHEMICAL COMPANY
             (OTHER REVENUE)                                                               5.25          10/01/2011       1,298,882
     25,000  DENISON TX HOUSING AUTHORITY MANNING PARK PLAZA (HOUSING REVENUE, HUD
             INSURED)                                                                      5.00          10/01/2009          24,960
     85,000  DUNCANVILLE TX HOSPITAL AUTHORITY METHODIST HOSPITALS DALLAS PROJECT
             (HOSPITAL REVENUE, GO OF HOSPITAL)                                            9.00          01/01/2010          88,194
  1,220,000  GARZA COUNTY TX PUBLIC FACILITIES CORPORATION                                 5.00          10/01/2011       1,235,457
     10,000  GARZA COUNTY TX PUBLIC FACILITY CORPORATION (LEASE REVENUE)                   5.00          10/01/2012          10,107
    440,000  GATEWAY TX PUBLIC FACILITY CORPORATION STONEGATE VILLAS APARTMENTS
             PROJECT (HOUSING REVENUE LOC)                                                 3.88          01/01/2010         444,550
  1,250,000  HARRIS COUNTY TX CULTURAL EDUCATION FACILITIES FINANCE CORPORATION
             METHODIST HOSPITAL SYSTEM SERIES B 2 (NURSING HOME REVENUE)+/-ss              5.00          12/01/2041       1,309,813
  1,250,000  HARRIS COUNTY TX HEALTH FACILITIES DEVELOPMENT CORPORATION MEMORIAL
             HOSPITAL SYSTEMS PROJECT SERIES A (NURSING HOME REVENUE, MBIA
             INSURED)                                                                      6.00          06/01/2012       1,310,050
  3,000,000  HOUSTON TX FIRST LIEN SERIES C (WATER REVENUE, AMBAC INSURED)+/-ss            5.00          05/15/2034       3,141,870
  2,500,000  HOUSTON TX FIRST LIEN SERIES C1 (UTILITIES REVENUE, AMBAC INSURED)+/-ss       5.00          05/15/2034       2,618,225
    995,000  HOUSTON TX HOUSING FINANCE CORPORATION SERIES A (SFMR, GNMA INSURED)          6.75          06/01/2033       1,015,427
    350,000  LEWISVILLE TX REFINANCING & CAPITAL IMPROVEMENT SPECIAL ASSESSMENT
             (PROPERTY TAX REVENUE, ACA INSURED)                                           5.75          09/01/2012         352,786
  7,025,000  LOWER COLORADO RIVER AUTHORITY SERIES A (OTHER REVENUE, FIRST SECURITY
             BANK LOC)                                                                     5.88          05/15/2015       7,116,044
  3,765,000  MATAGORDA COUNTY TX NAVIGATION DISTRICT # 1 TEXAS CENTER COMPANY
             PROJECT (OTHER REVENUE)+/-ss                                                  5.13          06/01/2030       3,804,758
  1,576,000  MFHR BOND PASS THROUGH CERTIFICATES BENEFICIAL OWNERSHIP SERIES 14 PARK
             ROW HOUSTON TX HFC PUTTABLE (MFHR, GUARANTEE AGREEMENT)ss                     5.75          11/01/2034       1,484,009
  5,165,000  MUNIMAE TRUST SERIES 2001-9 CLASS A+/-ss                                      3.90          08/24/2009       5,187,106
  2,500,000  NORTH TEXAS TOLLWAY AUTHORITY FIRST TIER PUT SERIES L2 (TOLL ROAD
             REVENUE)+/-ss                                                                 6.00          01/01/2038       2,606,300
  8,500,000  NORTH TEXAS TOLLWAY AUTHORITY FIRST TIER SERIES E2 (TOLL ROAD
             REVENUE)+/-ss                                                                 5.25          01/01/2038       8,683,600
  8,900,000  NORTH TEXAS TOLLWAY AUTHORITY SERIES E-1 (OTHER REVENUE)+/-ss                 5.00          01/01/2038       8,994,429
  9,510,000  NORTH TEXAS TOLLWAY AUTHORITY SYSTEM FIRST TIER SERIES H (TOLL ROAD
             REVENUE)+/-ss                                                                 5.00          01/01/2042       9,619,460
  3,000,000  NORTH TEXAS TOLLWAY AUTHORITY SYSTEM FIRST TIER SERIES H (TOLL ROAD
             REVENUE)+/-ss                                                                 5.00          01/01/2043       3,067,530
  1,170,000  ODESSA TX HOUSING AUTHORITY SECTION 8 ASSISTANCE PROJECT SERIES B
             (HOUSING REVENUE LOC)                                                         6.38          10/01/2011       1,168,034
  3,500,000  SA ENERGY ACQUISITION PUBLIC FACILITY CORPORATION GAS SUPPLY REVENUE
             (UTILITIES REVENUE)                                                           5.00          08/01/2011       3,540,880
    310,000  SAM RAYBURN TX MUNICIPAL POWER AGENCY (ELECTRIC REVENUE, MBIA INSURED)        6.00          09/01/2010         319,849
  4,315,000  SAN ANTONIO TX GONZALEZ HOTEL OCCUPANCY (OTHER REVENUE, FGIC INSURED)##       2.53          08/15/2011       4,090,189
  1,615,000  SPRING TX INDEPENDENT SCHOOL DISTRICT SCHOOL HOUSE SERIES 2005 CLASS A
             (PROPERTY TAX REVENUE, FIRST SECURITY BANK LOC)+/-ss                          5.00          08/15/2029       1,620,087

                74 Wells Fargo Advantage Municipal Income Funds


                                         Portfolio of Investments--June 30, 2009

SHORT-TERM MUNICIPAL BOND FUND

PRINCIPAL    SECURITY NAME                                                             INTEREST RATE   MATURITY DATE       VALUE
----------   -------------                                                             -------------   -------------   ------------
TEXAS (continued)
$  385,000   STATE OF TEXAS AFFORDABLE HOUSING CORPORATION (STATE AGENCY
             HOUSING REVENUE, GNMA INSURED)                                                 5.50%        09/01/2038    $    379,144
   400,000   TEXAS MUNICIPAL GAS ACQUISITION & SUPPLY CORPORATION I
             SERIES A (UTILITIES REVENUE)                                                   5.00         12/15/2012         387,672
 2,220,000   TEXAS MUNICIPAL GAS ACQUISITION & SUPPLY CORPORATION I
             SERIES D (UTILITIES REVENUE)                                                   5.63         12/15/2017       2,062,291
 1,500,000   TEXAS MUNICIPAL GAS ACQUISITION & SUPPLY CORPORATION II
             (UTILITIES REVENUE)+/-ss                                                       1.07         09/15/2017       1,239,000
 4,000,000   TEXAS TRANSPORTATION COMMISSION FIRST TIER (TOLL ROAD
             REVENUE)+/-ss                                                                  5.00         08/15/2042       4,047,040
                                                                                                                         92,290,743
                                                                                                                       ------------
UTAH: 0.06%
    50,000   UTAH HOUSING CORPORATION SERIES D CLASS 1 (SFMR)                               2.95         07/01/2033          45,265
   750,000   UTAH STATE CHARTER SCHOOL FINANCE AUTHORITY SUMMIT ACADEMY
             SERIES A (OTHER REVENUE)                                                       5.13         06/15/2017         660,878
                                                                                                                            706,143
                                                                                                                       ------------
VIRGIN ISLANDS: 0.27%
 1,000,000   VIRGIN ISLANDS PFA MATCHING FUND LOAN DIAGO SERIES A (OTHER
             REVENUE)%%                                                                     6.00         10/01/2014       1,012,440
 1,500,000   VIRGIN ISLANDS PFA SENIOR LIEN LOAN NOTES                                      5.50         10/01/2014       1,503,720
   645,000   VIRGIN ISLANDS PFA SENIOR LIEN NOTES SERIES A                                  5.00         10/01/2014         636,609
                                                                                                                          3,152,769
                                                                                                                       ------------
VIRGINIA: 0.54%
 1,900,000   AMELIA COUNTY VA IDA WASTE MANAGEMENT PROJECT+/-ss                             4.80         04/01/2027       1,908,664
 3,500,000   MARQUIS CDA VA (OTHER REVENUE)                                                 5.10         09/01/2013       3,082,310
   360,000   RICHMOND VA IDA GOVERNMENT FACILITIES REVENUE BONDS (LEASE
             REVENUE, AMBAC INSURED)                                                        5.00         07/15/2013         380,099
   395,000   VIRGINIA COLLEGE BUILDING AUTHORITY EDUCATIONAL FACILITIES
             (COLLEGE & UNIVERSITY REVENUE)                                                 4.50         06/01/2012         405,444
   535,000   VIRGINIA COLLEGE BUILDING AUTHORITY REGENT UNIVERSITY PROJECT
             (COLLEGE & UNIVERSITY REVENUE)                                                 5.00         06/01/2014         544,304
                                                                                                                          6,320,821
                                                                                                                       ------------
WASHINGTON: 1.19%
   485,000   PORT ANACORTES WA SERIES A (AIRPORT REVENUE)                                   5.13         09/01/2009         485,097
   500,000   PORT KALAMA WA SERIES B (AIRPORT REVENUE)                                      5.25         12/01/2015         485,410
   260,000   PORT MOSES LAKE WA SERIES A (PROPERTY TAX REVENUE, XLCA
             INSURED)                                                                       4.25         12/01/2011         269,534
   200,000   PORT MOSES LAKE WA SERIES A (PROPERTY TAX REVENUE, XLCA
             INSURED)                                                                       4.25         12/01/2012         207,082
   185,000   PORT MOSES LAKE WA SERIES A (PROPERTY TAX REVENUE, XLCA
             INSURED)                                                                       4.25         12/01/2013         190,639
   395,000   QUINAULT WA INDIAN NATION REFUNDED QUINAULT BEACH SERIES A
             (OTHER REVENUE, ACA INSURED)                                                   5.80         12/01/2015         295,859
   575,000   QUINCY WA WATER & SEWER REVENUE                                                4.75         11/01/2009         578,318
   500,000   SKAGIT COUNTY PUBLIC HOSPITAL DISTRICT # 1 (HOSPITAL REVENUE)                  5.50         12/01/2013         495,925
    75,000   SNOHOMISH COUNTY WA PUBLIC HOSPITAL DISTRICT # 3 SERIES A                      6.00         06/01/2010          74,390
 1,420,000   SPOKANE WA PUBLIC FACILITIES DISTRICT SERIES A (TAX REVENUE,
             MBIA INSURED)                                                                  5.00         12/01/2011       1,459,348
 9,530,000   TOBACCO SETTLEMENT AUTHORITY WA TOBACCO SETTLEMENT REVENUE
             ASSET-BACKED                                                                   6.50         06/01/2026       9,413,925
    95,000   WASHINGTON STATE PUBLIC POWER SUPPLY SYSTEM NUCLEAR PROJECT
             # 1 SERIES B (ELECTRIC REVENUE)                                                7.25         07/01/2009          95,018
                                                                                                                         14,050,545
                                                                                                                       ------------
WEST VIRGINIA: 0.37%
   545,000   BERKELEY COUNTY WV PUBLIC SEWER (SEWER REVENUE)                                4.55         10/01/2014         521,565
   900,000   BERKELEY COUNTY WV PUBLIC SEWER SERIES A (SEWER REVENUE)                       4.38         10/01/2011         898,992
   200,000   KANAWHA COUNTY WV (HOUSING REVENUE, FGIC INSURED)                              7.38         09/01/2011         226,906
   175,000   OHIO COUNTY WV BUILDING COMMISSION MEDICAL CENTER                              7.00         10/01/2010         182,070
 2,400,000   WEST VIRGINIA ECONOMIC DEVELOPMENT AUTHORITY POLLUTION
             CONTROL SERIES D (PCR)+/-ss                                                    4.85         05/01/2019       2,391,768
   170,000   WEST VIRGINIA WATER DEVELOPMENT AUTHORITY SEWER SYSTEMS LOAN
             PROGRAM (SEWER REVENUE)                                                        7.10         11/01/2009         173,842
                                                                                                                          4,395,143
                                                                                                                       ------------

                Wells Fargo Advantage Municipal Income Funds 75


Portfolio of Investments--June 30, 2009

SHORT-TERM MUNICIPAL BOND FUND

PRINCIPAL    SECURITY NAME                                                            INTEREST RATE   MATURITY DATE       VALUE
----------   -------------                                                            -------------   -------------   --------------
WISCONSIN: 2.54%
$2,135,000   BADGER WI TOBACCO ASSET SECURITIZATION CORPORATION
             ASSET-BACKED (OTHER REVENUE)                                                  5.75%        06/01/2011    $    2,301,786
 2,130,000   KENOSHA WI USD # 1 SERIES A (PROPERTY TAX REVENUE)%%                          4.00         04/01/2013         2,186,679
 2,225,000   KENOSHA WI USD # 1 SERIES A (PROPERTY TAX REVENUE)%%                          4.25         04/01/2014         2,280,514
 2,500,000   MARSHFIELD WI SERIES C (ELECTRIC REVENUE)                                     4.00         12/01/2010         2,543,050
   650,000   OSHKOSH WI DON EVANS INCORPORATED PROJECT                                     5.20         12/01/2009           649,526
     5,000   STEVENS POINT WI CDA SECTION 8                                                6.50         09/01/2009             5,051
   200,000   WISCONSIN HEFA BEAVER DAM COMMUNITIES HOSPITALS INCORPORATED
             CLASS A                                                                       4.50         08/15/2009           199,574
   790,000   WISCONSIN HEFA THREE PILLARS COMMUNITIES                                      5.00         08/15/2010           801,811
 2,550,000   WISCONSIN HEFA UNITED HEALTH GROUP INCORPORATED SERIES B
             (HCFR, MBIA INSURED)                                                          5.50         12/15/2016         2,575,832
 2,420,000   WISCONSIN HEFA WHEATON FRANCISCAN SERVICES INCORPORATED
             (HCFR, MBIA INSURED)                                                          6.10         08/15/2009         2,425,566
   825,000   WISCONSIN HOUSING & ECONOMIC DEVELOPMENT AUTHORITY SERIES A
             (OTHER REVENUE, AMBAC INSURED)                                                5.88         11/01/2016           838,200
 1,250,000   WISCONSIN HOUSING & ECONOMIC DEVELOPMENT AUTHORITY SERIES F                   5.20         07/01/2018         1,249,100
 6,645,000   WISCONSIN STATE HEFA MARQUETTE UNIVERSITY (COLLEGE &
             UNIVERSITY REVENUE)                                                           5.25         06/01/2013         6,721,550
 1,730,000   WISCONSIN STATE HEFA THEDACARE INCORPORATED SERIES A
             (HOSPITAL REVENUE)                                                            5.00         12/15/2014         1,814,389
 3,405,000   WISCONSIN STATE HEFA THEDACARE INCORPORATED SERIES B
             (HOSPITAL REVENUE)                                                            4.00         12/15/2014         3,405,593
                                                                                                                          29,998,221
                                                                                                                      --------------
TOTAL MUNICIPAL BONDS & NOTES (COST $1,144,808,277)                                                                    1,138,409,263
                                                                                                                      --------------

  SHARES                                                                                  YIELD
----------                                                                            -------------
SHORT-TERM INVESTMENTS: 2.59%
MUTUAL FUNDS: 2.59%

30,557,502   WELLS FARGO ADVANTAGE NATIONAL TAX-FREE MONEY MARKET TRUST~+++                0.22%                          30,557,502
                                                                                                                      --------------
TOTAL SHORT-TERM INVESTMENTS (COST $30,557,502)                                                                           30,557,502
                                                                                                                      --------------
TOTAL INVESTMENTS IN SECURITIES (COST $1,175,365,779)*                         98.89%                                 $1,168,966,765
OTHER ASSETS AND LIABILITIES, NET                                               1.11                                      13,128,728
                                                                              ------                                  --------------
TOTAL NET ASSETS                                                              100.00%                                 $1,182,095,493
                                                                              ------                                  --------------

----------
+/-  Variable rate investments.

ss These securities are subject to a demand feature which reduces the effective maturity.

(i)  Illiquid security.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

##   Zero coupon bond. Interest rate presented is yield to maturity.

(m) An auction-rate security whose interest rate resets at predetermined short-term intervals through a Dutch auction: rate shown represents the rate in effect at period-end.

(n) Auction to set interest rate on security failed at period end due to insufficient investor interest; failed auction does not itself cause a default.

~ This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The Wells Fargo Advantage Money Market Fund does not pay an investment advisory fee.

+++  Short-term security of an affiliate of the Fund with a cost of $30,557,502.

%%   Securities issued on a when-issued (TBA) basis. (See Note 2)

* Cost for federal income tax purposes is $1,175,892,933 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                $ 11,349,606
Gross unrealized depreciation                 (18,275,774)
                                             ------------
Net unrealized appreciation (depreciation)   $ (6,926,168)

The accompanying notes are an integral part of these financial statements.

                76 Wells Fargo Advantage Municipal Income Funds


                                         Portfolio of Investments--June 30, 2009

ULTRA SHORT-TERM MUNICIPAL INCOME FUND

PRINCIPAL    SECURITY NAME                                                             INTEREST RATE   MATURITY DATE      VALUE
-----------  -------------                                                             -------------   -------------   ------------
MUNICIPAL BONDS & NOTES: 91.19%

ALABAMA: 0.78%
$ 1,100,000  ALABAMA 21ST CENTURY AUTHORITY (OTHER REVENUE)                                5.50%         12/01/2011    $  1,106,567
  8,000,000  CHATOM INDUSTRIAL DEVELOPMENT BOARD (ELECTRIC REVENUE,
             GUARANTEE AGREEMENT)+/-ss                                                     4.25          08/01/2037       7,998,560
 11,900,000  CHATOM INDUSTRIAL DEVELOPMENT BOARD POWERSOUTH ENERGY
             COOPERATIVE PROJECTS SERIES A (ELECTRIC REVENUE, GUARANTEE
             AGREEMENT)+/-ss                                                               6.00          11/15/2038      11,900,119
  2,380,000  COUNTY OF JEFFERSON AL SERIES B-8 (OTHER REVENUE, FIRST
             SECURITY BANK LOC)                                                            5.25          02/01/2012       2,180,485
  3,550,000  HUNTSVILLE AL SOLID WASTE DISPOSAL AUTHORITY (OTHER REVENUE,
             MBIA INSURED)                                                                 5.75          10/01/2012       3,616,208
  2,225,000  HUNTSVILLE MADISON COUNTY AIRPORT AUTHORITY (AIRPORT REVENUE,
             FIRST SECURITY BANK LOC)                                                      5.00          07/01/2011       2,315,758
  5,030,000  HUNTSVILLE SOLID WASTE DISPOSAL AUTHORITY (OTHER REVENUE)                     5.50          10/01/2014       5,058,721
                                                                                                                         34,176,418
                                                                                                                       ------------
ALASKA: 2.34%
 66,500,000  ALASKA HOUSING FINANCE CORPORATION SERIES A (HOUSING
             REVENUE)+/-ss                                                                 1.50          12/01/2041      66,500,000
 33,540,000  ALASKA HOUSING FINANCE CORPORATION SERIES B (HOUSING REVENUE,
             LANDESBANK HESSEN-THUERINGEN LOC)+/-ss                                        2.50          12/01/2041      33,540,000
  2,210,000  ALASKA NORTHERN TOBACCO SECURITIZATION CORPORATION SERIES A
             (OTHER REVENUE)                                                               4.63          06/01/2023       1,966,149
                                                                                                                        102,006,149
                                                                                                                       ------------
ARIZONA: 1.47%
  8,650,000  ARIZONA HEALTH FACILITIES AUTHORITY PHOENIX CHILDREN'S
             HOSPITAL SERIES A (HOSPITAL REVENUE)+/-ss                                     1.60          02/01/2042       7,447,650
  6,300,000  ARIZONA HEALTH FACILITIES AUTHORITY PHOENIX CHILDREN'S
             HOSPITAL SERIES B (HOSPITAL REVENUE)+/-ss                                     1.45          02/01/2042       5,440,050
  2,000,000  COCHISE COUNTY POLLUTION CONTROL CORPORATION ARIZONA
             ELECTRIC POWER COOPERATIVE INCORPORATED PROJECT (OTHER REVENUE,
             GUARANTEE AGREEMENT)+/-ss                                                     4.40          09/01/2024       2,000,120
 11,965,000  MARICOPA COUNTY AZ IDA CATHOLIC HEALTH CARE WEST SERIES A
             (HOSPITAL REVENUE, MBIA INSURED)                                              5.75          07/01/2011      11,979,956
  2,000,000  MARICOPA COUNTY AZ IDA SOLID WASTE DISPOSAL WASTE MANAGEMENT
             INCOME PROJECT (SOLID WASTE REVENUE)+/-ss                                     7.00          12/01/2031       2,054,880
  5,000,000  MARICOPA COUNTY IDA CATHOLIC HEALTHCARE WEST SERIES B (OTHER
             REVENUE)+/-ss                                                                 5.00          07/01/2025       5,154,550
  5,000,000  MOHAVE COUNTY IDA MOHAVE PRISON LLC EXPANSION PROJECT (OTHER
             REVENUE)                                                                      6.75          05/01/2012       5,114,450
 21,525,000  SCOTTSDALE IDA SCOTTSDALE HEALTH CARE SERIES F (HOSPITAL REVENUE,
             FIRST SECURITY BANK LOC)+/-ss(m)                                              3.89          09/01/2045      21,525,000
  1,450,000  YAVAPAI COUNTY AZ IDA WASTE MANAGEMENT INCORPORATED PROJECT
             (OTHER REVENUE)+/-ss                                                          4.00          06/01/2027       1,446,984
  2,000,000  YAVAPAI COUNTY AZ IDA WASTE MANAGEMENT INCORPORATED PROJECT
             SERIES A2 (OTHER REVENUE)+/-ss                                                4.25          03/01/2028       2,000,940
                                                                                                                         64,164,580
                                                                                                                       ------------
ARKANSAS: 0.05%
     90,000  ARKANSAS DEVELOPMENT FINANCE AUTHORITY MORTGAGE-BACKED
             SECURITIES PROGRAM SERIES D (SFHR, GNMA)                                      4.80          07/01/2032          90,009
    250,000  LITTLE ROCK HEALTH FACILITIES BOARD BAPTIST HEALTH BRIDGE
             PROJECT (HOSPITAL REVENUE)                                                    5.00          09/01/2010         256,573
  1,260,000  NORTH LITTLE ROCK HEALTH FACILITIES BOARD BAPTIST HEALTH
             SERIES B (HOSPITAL REVENUE)                                                   5.00          12/01/2010       1,298,745
    595,000  SPRINGDALE AR (SALES TAX REVENUE, FIRST SECURITY BANK LOC)                    4.00          07/01/2027         568,398
                                                                                                                          2,213,725
                                                                                                                       ------------
CALIFORNIA: 7.70%
  9,740,000  ADELANTO CA UTILITY SYSTEMS PROJECT SERIES A (OTHER REVENUE,
             AMBAC INSURED)+/-ss(m)(n)                                                     12.00         11/01/2034       9,740,000
  1,630,000  CALIFORNIA CATHOLIC WEST UNREFUNDED BALANCE PUTTABLE (HFFA
             REVENUE)ss                                                                     4.45         07/01/2026       1,637,563
    100,000  CALIFORNIA HFA HOME MORTGAGE SERIES F (HOUSING REVENUE)                        4.70         08/01/2016         101,266
  2,000,000  CALIFORNIA HFFA ADVENTIST HEALTH SYSTEM WEST SERIES C
             (HOSPITAL REVENUE)                                                             5.00         03/01/2010       2,025,480
  2,375,000  CALIFORNIA HFFA CATHOLIC HEALTHCARE SERIES A (HCFR, MBIA
             INSURED)+/-ss                                                                  4.65         07/01/2009       2,375,000

                Wells Fargo Advantage Municipal Income Funds 77


Portfolio of Investments--June 30, 2009

ULTRA SHORT-TERM MUNICIPAL INCOME FUND

PRINCIPAL    SECURITY NAME                                                             INTEREST RATE   MATURITY DATE      VALUE
-----------  -------------                                                             -------------   -------------   ------------
CALIFORNIA (continued)
$31,320,000  CALIFORNIA HFFA CATHOLIC HEALTHCARE SERIES B (HCFR, MBIA
              INSURED)+/-ss                                                                4.65%         07/01/2016    $ 31,320,000
  7,000,000  CALIFORNIA HFFA SAN DIEGO HOSPITAL SERIES A (HOSPITAL REVENUE,
              MBIA INSURED)+/-ss(m)(n)                                                     0.58          07/15/2018       7,000,000
 23,285,000  CALIFORNIA HFFA SOUTHERN CALIFORNIA PRESBYTERIAN (HOSPITAL
             REVENUE, MBIA INSURED)+/-ss                                                   6.00          12/01/2028      23,285,000
  1,840,000  CALIFORNIA HOUSING FINANCE AGENCY SERIES A (HOUSING REVENUE,
             GO OF AUTHORITY)+/-ss                                                         5.30          08/01/2035       1,840,000
  1,500,000  CALIFORNIA INFRASTRUCTURE & ECONOMIC DEVELOPMENT BANK PACIFIC
             GAS &
             ELECTRIC COMPANY SERIES G PUTTABLE (OTHER REVENUE)ss                          3.75          12/01/2018       1,504,440
  2,000,000  CALIFORNIA MUNICIPAL FINANCE AUTHORITY WASTE MANAGEMENT
             INCORPORATED
             PROJECT (LEASE REVENUE)+/-ss                                                  4.10          09/01/2014       1,999,920
  1,000,000  CALIFORNIA POLLUTION CONTROL FINANCING AUTHORITY WASTE
             SERVICES INCORPORATED
             SERIES A (OTHER REVENUE)+/-ss                                                 4.50          06/01/2018       1,002,470
 53,500,000  CALIFORNIA STATE DWR POWER SUPPLY SUBSERIES G5 (WATER REVENUE,
             FIRST SECURITY BANK LOC)+/-ss                                                 3.00          05/01/2016      53,500,000
 40,000,000  CALIFORNIA STATEWIDE CDA KAISER PERMANENTE SERIES E (HCFR)+/-ss               4.00          11/02/2036      41,051,200
  1,600,000  CALIFORNIA STATEWIDE CDA SUTTER HEALTH OBLIGATED GROUP (LEASE
             REVENUE, MBIA INSURED)                                                        5.50          08/15/2009       1,606,048
  2,100,000  FOOTHILL CA EASTERN TRANSPORTATION CORRIDOR AGENCY (TOLL ROAD
             REVENUE)                                                                      5.25          07/15/2010       2,063,313
  4,700,000  GOLDEN STATE TOBACCO SECURITIZATION CORPORATION SERIES A-1
             (OTHER REVENUE)                                                               4.00          06/01/2010       4,677,957
  2,815,000  INLAND VALLEY DEVELOPMENT AGENCY SERIES A (TAX INCREMENTAL
             REVENUE)                                                                      5.25          04/01/2010       2,848,217
 10,000,000  JPMORGAN CHASE TRUST CALIFORNIA HEALTH FACILITIES FINANCING
             SERIES 3146
             (HOSPITAL REVENUE, JPMORGAN CHASE BANK LOC)+/-ss++                            1.14          11/15/2014      10,000,000
  1,260,000  LONG BEACH BOND FINANCE AUTHORITY SERIES A (OTHER REVENUE)                    5.00          11/15/2010       1,252,364
  2,330,000  LONG BEACH CA SERIES A (AIRPORT REVENUE)                                      5.75          05/15/2013       2,392,514
 18,960,000  LOS ANGELES COUNTY METROPOLITAN TRANSPORTATION AUTHORITY TAX
             REVENUE REFUNDING SERIES A+/-ss                                               2.00          07/01/2020      18,960,000
  5,500,000  NEWPORT BEACH CA HOAG MEMORIAL PRESBYTERIAN HOSPITAL SERIES C
             (HOSPITAL REVENUE)+/-ss                                                       4.00          12/01/2038       5,630,570
  9,500,000  NORTHERN CA GAS AUTHORITY # 1 (OTHER REVENUE)+/-ss                            1.41          07/01/2017       7,224,750
 10,000,000  NORTHERN CA GAS AUTHORITY # 1 (UTILITIES REVENUE)+/-ss                        1.26          07/01/2013       8,510,000
  2,800,000  NORTHERN CA GAS AUTHORITY # 1 (UTILITIES REVENUE)+/-ss                        1.44          07/01/2019       1,933,400
  5,700,000  ORANGE COUNTY CA LOCAL TRANSPORTATION AUTHORITY LINED SAVERS &
             RIBS (SALES TAX REVENUE)                                                      6.20          02/14/2011       5,791,713
  1,000,000  ORANGE COUNTY CA REFERENDUM (AIRPORT REVENUE, MBIA INSURED)                   5.50          07/01/2011       1,000,120
  3,155,000  PACIFIC VALLEYS CA SCHOOLS FINANCING AUTHORITY LUTHER BURBANK
             SERIES A (LEASE REVENUE)                                                      4.00          04/30/2010       3,155,316
  4,750,000  PALOMAR POMERADO HEALTH CARE DISTRICT SERIES A
             (HOSPITAL REVENUE, FIRST SECURITY BANK LOC)+/-ss(m)                           3.39          11/01/2036       4,750,000
  1,750,000  PALOMAR POMERADO HEALTH CARE DISTRICT SERIES B (HCFR, FIRST
             SECURITY BANK LOC)                                                            3.15          11/01/2036       1,750,000
  7,900,000  PALOMAR POMERADO HEALTH CARE DISTRICT SERIES C
             (HOSPITAL REVENUE, FIRST SECURITY BANK LOC)+/-ss                              3.84          11/01/2036       7,900,000
 53,410,000  RICHMOND CA JOINT POWERS FINANCING AUTHORITY+/-ss                             4.13          08/01/2037      53,406,261
    500,000  ROSEVILLE NATURAL GAS FINANCE AUTHORITY (OTHER REVENUE)                       4.00          02/15/2010         496,455
  1,000,000  SACRAMENTO CA MUD SERIES A (ELECTRIC REVENUE, MBIA INSURED)                   6.25          08/15/2010       1,016,490
  4,400,000  SAN FRANCISCO CA CITY & COUNTY AIRPORTS COMMISSION SECOND
              SERIES 37D (OTHER REVENUE, FIRST SECURITY BANK LOC)+/-ss                     1.00          05/01/2030       4,400,000
   6,800,000  VERNON CA SERIES A (ELECTRIC REVENUE)                                        3.75          08/01/2013       6,819,516
                                                                                                                        335,967,343
                                                                                                                       ------------
COLORADO: 0.26%
    114,636  ARAPAHOE COUNTY CO IDK PARTNERS I TRUST SERIES A CLASS A
             (HOUSING REVENUE)                                                             5.25          11/01/2019         115,668
  1,370,000  DENVER CO CITY & COUNTY RENTAL CAR PROJECT SERIES A (OTHER
             REVENUE, MBIA INSURED)                                                        6.00          01/01/2011       1,386,481
  2,225,000  E-470 PUBLIC HIGHWAY AUTHORITY CO SERIES A (TOLL ROAD REVENUE,
             MBIA INSURED)                                                                 5.00          09/01/2010       2,337,630
  1,500,000  E-470 PUBLIC HIGHWAY AUTHORITY CO SERIES A2 (ECONOMIC
             DEVELOPMENT REVENUE, MBIA INSURED)+/-ss                                       5.00          09/01/2039       1,522,650
  1,000,000  E-470 PUBLIC HIGHWAY AUTHORITY CO SERIES B1 (TOLL ROAD REVENUE)               4.00          09/01/2010       1,002,450
  4,715,000  E-470 PUBLIC HIGHWAY AUTHORITY CO SERIES B2 (OTHER REVENUE,
             MBIA INSURED)+/-ss                                                            5.00          09/01/2039       4,786,197
                                                                                                                         11,151,076
                                                                                                                       ------------

                78 Wells Fargo Advantage Municipal Income Funds


                                         Portfolio of Investments--June 30, 2009

ULTRA SHORT-TERM MUNICIPAL INCOME FUND

PRINCIPAL    SECURITY NAME                                                             INTEREST RATE   MATURITY DATE      VALUE
-----------  -------------                                                             -------------   -------------   ------------
CONNECTICUT: 0.47%
 $  500,000  CONNECTICUT STATE BRADLEY INTERNATIONAL AIRPORT SERIES A (LEASE
             REVENUE, ACA INSURED)                                                         6.13%         07/01/2010    $    495,005
 15,000,000  CONNECTICUT STATE DEVELOPMENT AUTHORITY CONNECTICUT LIGHT &
             POWER SERIES A (PCR)+/-ss                                                     5.25          05/01/2031      15,031,800
  4,885,000  CONNECTICUT STATE HEFA HOSPITAL FOR SPECIAL CARE SERIES D
             (EDUCATIONAL FACILITIES REVENUE, RADIAN INSURED)+/-ss                         4.15          07/01/2037       4,885,000
                                                                                                                         20,411,805
                                                                                                                       ------------
DISTRICT OF COLUMBIA: 1.05%
 10,500,000  COLUMBIA AMERICAN LEGACY FOUNDATION (OTHER REVENUE, REGIONS
             BANK LOC)+/-ss                                                                3.10          12/01/2043      10,500,000
  1,855,000  DISTRICT OF COLUMBIA CHILDREN'S HOSPITAL SERIES A (HOSPITAL
             REVENUE, FGIC INSURED)                                                        6.25          07/15/2010       1,858,191
 33,500,000  DISTRICT OF COLUMBIA SIDWELL FRIENDS SCHOOL
             (COLLEGE & UNIVERSITY REVENUE, SUNTRUST BANK LOC)+/-ss                        2.50          04/01/2035      33,500,000
                                                                                                                         45,858,191
                                                                                                                       ------------
FLORIDA: 8.20%
 15,595,000  ALACHUA COUNTY HEALTH FACILITIES AUTHORITY SHANDS HOSPITAL
             AT THE UNIVERSITY OF FLORIDA (HOSPITAL REVENUE, MBIA INSURED)                 6.00          12/01/2011       15,616,833
  2,000,000  ARCADIA FL HOUSING AUTHORITY ARCADIA OAKS ASSOCIATION
             LIMITED PROJECT(HOUSING REVENUE, GIC RABOBANK NEDERLAND LOC)                  4.25          01/01/2012        2,001,080
  1,000,000  AVE MARIA STEWARDSHIP COMMUNITY DEVELOPMENT DISTRICT FL
             (OTHER REVENUE)                                                               4.80          11/01/2012          673,970
  3,600,000  BROWARD COUNTRY HFA GOLDEN VILLAS PROJECT SERIES A (OTHER
             REVENUE)                                                                      5.00          04/01/2010       3,601,584
  4,700,000  BROWARD COUNTY FL SERIES E (AIRPORT REVENUE)                                  5.25          10/01/2011       4,752,405
  2,200,000  BROWARD COUNTY FL WHEELABRATOR SERIES A                                       5.38          12/01/2009       2,229,656
  1,525,000  BROWARD FL PASSENGER FINANCIAL CONVENTION SERIES H-1
             (AIRPORT REVENUE, AMBAC INSURED)                                              5.25          10/01/2011       1,542,004
  3,100,000  BROWARD FL SERIES C (AIRPORT REVENUE, MBIA INSURED)                           5.38          09/01/2011       3,106,789
  1,245,000  CITIZENS PROPERTY INSURANCE CORPORATION SENIOR SECOND HIGH
             RISK ACCOUNT SERIES A (OTHER REVENUE, MBIA INSURED)                           5.00          03/01/2010       1,258,832
  1,015,000  DADE COUNTY FL HFA SIESTA POINTE APARTMENTS SERIES A (MFHR,
             FHLMC)                                                                        5.50          09/01/2012       1,016,117
    500,000  FLORIDA GULF COAST UNIVERSITY FINANCING CORPORATION (COLLEGE &
             UNIVERSITY REVENUE)                                                           4.50          08/01/2010         515,570
 39,000,000  FLORIDA HURRICANE CATASTROPHE FUND FINANCE CORPORATION
             SERIES A (OTHER REVENUE, MBIA INSURED)                                        5.00          07/01/2011      40,324,440
  2,000,000  FLORIDA RURAL UTILITY FINANCING COMMISSION (OTHER REVENUE)                    3.25          11/01/2011       1,995,620
  2,500,000  FLORIDA RURAL UTILITY FINANCING COMMISSION (OTHER REVENUE)                    4.00          11/01/2011       2,505,250
  5,000,000  FLORIDA STATE BOARD OF EDUCATION SERIES C (OTHER REVENUE,
             MBIA INSURED)                                                                 5.00          07/01/2012       5,060,450
 15,970,000  FLORIDA STATE DIVISION OF BOND FINANCE DEPARTMENT OF
             ENVIRONMENTAL PROTECTION SERIES B (TAX REVENUE, AMBAC INSURED)                6.00          07/01/2013      17,892,149
    890,000  GREATER ORLANDO AVIATION AUTHORITY (AIRPORT REVENUE, MBIA
             INSURED)                                                                      5.75          10/01/2011         928,110
  3,375,000  GULF BREEZE FL (OTHER REVENUE)+/-ss                                           5.00          12/01/2020       3,385,665
  1,000,000  GULF BREEZE FL PREREFUNDED (OTHER REVENUE)ss                                  5.00          12/01/2020       1,003,160
 28,075,000  GULF BREEZE FL PREREFUNDED (OTHER REVENUE, DEXIA CREDIT
             LOCAL DE FRANCE LOC)ss                                                        5.00          12/01/2020      28,163,717
 20,000,000  HIGHLANDS COUNTY FL HEALTH FACILITIES AUTHORITY ADVENTIST C
             (HCFR, SUNTRUST BANK LOC)+/-ss                                                2.65          11/15/2037      20,000,000
 46,950,000  HIGHLANDS COUNTY FL HEALTH FACILITIES AUTHORITY ADVENTIST
             HEALTH SERIES D (HOSPITAL REVENUE, SUNTRUST BANK LOC)+/-ss                    2.65          11/15/2037      46,950,000
  3,500,000  HIGHLANDS COUNTY FL HEALTH FACILITIES AUTHORITY SUNBELT
             ADVENTIST HEALTH SERIES A (HOSPITAL REVENUE)+/-ss                             5.85          11/15/2035       3,762,185
  2,405,000  HILLSBOROUGH COUNTY AVIATION AUTHORITY SERIES C (OTHER REVENUE,
             GUARANTEE AGREEMENT)                                                          5.00          10/01/2010       2,484,269
    825,000  HILLSBOROUGH COUNTY IDA HEALTH FACILITIES UNIVERSITY
             COMMUNITY HOSPITAL SERIES A (HOSPITAL REVENUE)                                4.00          08/15/2010         807,172
  2,045,000  HILLSBOROUGH COUNTY SCHOOL BOARD COP MASTER LEASE PROGRAM
             SERIES A (LEASE REVENUE)                                                      5.50          07/01/2012       2,194,408
 28,800,000  JACKSONVILLE FL SERIES B (WATER REVENUE, SUNTRUST BANK
             LOC)+/-ss                                                                     2.50          10/01/2034      28,800,000
  4,000,000  LEE COUNTY FL (OTHER REVENUE, MBIA INSURED)                                   5.25          10/01/2010       4,052,280
  4,850,000  LEE COUNTY FL (OTHER REVENUE, MBIA INSURED)                                   5.50          10/01/2011       4,954,227
  1,100,000  LEE COUNTY FL IDA SHELL PARTNERSHIP ALLIANCE COMMUNITY
             PROJECT (HCFR)                                                                5.00          11/15/2009       1,099,461
 16,035,000  LEESBURG FL LEESBURG REGIONAL SERIES A (HOSPITAL REVENUE,
             REGIONS BANK LOC)+/-ss                                                        3.10          07/01/2031      16,035,000
  1,675,000  MIAMI DADE COUNTY FL SCHOOL BOARD COP SERIES B (OTHER
             REVENUE)                                                                      5.00          05/01/2031       1,711,398

                Wells Fargo Advantage Municipal Income Funds 79


Portfolio of Investments--June 30, 2009

ULTRA SHORT-TERM MUNICIPAL INCOME FUND

PRINCIPAL    SECURITY NAME                                                             INTEREST RATE   MATURITY DATE      VALUE
-----------  -------------                                                             -------------   -------------   ------------
FLORIDA (continued)
$ 4,005,000  MIAMI DADE COUNTY FL SCHOOL BOARD SERIES B (LEASE REVENUE,
             MBIA INSURED)                                                                 5.50%         05/01/2030    $  4,251,948
  6,250,000  MIAMI DADE COUNTY HEALTH FACILITIES AUTHORITY MIAMI CHILDREN'S
             SERIES A (OTHER REVENUE, MBIA INSURED)+/-ss                                   4.13          08/01/2046       6,282,688
  2,800,000  MIAMI DADE COUNTY IDA (OTHER REVENUE, GUARANTEE AGREEMENT)+/-ss               5.40          08/01/2023       2,801,484
  3,340,000  MIAMI DADE COUNTY INDUSTRIAL DEVELOPMENT AUTHORITY WASTE
             MANAGEMENT INCORPORATED PROJECT SERIES 2 (WATER & WASTEWATER AUTHORITY
             REVENUE)+/-ss                                                                 4.00          12/01/2018       3,337,462
  3,350,000  MIAMI DADE COUNTY SCHOOL BOARD SERIES A (LEASE REVENUE, FGIC
             INSURED)                                                                      5.00          05/01/2011       3,486,814
  2,000,000  MIAMI DADE FL SERIES C (AIRPORT REVENUE, MBIA INSURED)                        5.25          10/01/2010       2,022,800
  3,500,000  OKEECHOBEE COUNTY FL DISPOSAL WASTE MANAGEMENT LANDFILL SERIES
             A (PCR)+/-ss                                                                  5.00          07/01/2039       3,500,000
 20,375,000  PALM BEACH COUNTY FL SCHOOL BOARD SERIES B (LEASE REVENUE,
             FGIC INSURED)+/-ss                                                            5.00          08/01/2025      20,930,219
 15,180,000  PORT OF SAINT JOE FL (WATER & SEWER REVENUE, REGIONS BANK
             LOC)+/-ss                                                                     3.10          12/01/2038      15,180,000
  1,155,000  PUNTA GORDA FL HOUSING AUTHORITY GULF BREEZE APARTMENTS SERIES
             B (HOUSING REVENUE)                                                           4.13          07/01/2010       1,171,401
    500,000  REEDY CREEK IMPROVEMENT DISTRICT SERIES 2 (OTHER REVENUE)                     5.25          10/01/2010         520,725
  3,700,000  SOUTH MIAMI HEALTH FACILITIES AUTHORITY BAPTIST HEALTH SOUTH
             FLORIDA GROUP (HOSPITAL REVENUE)                                              5.00          08/15/2010       3,784,656
  3,075,000  TAMPA FL CATHOLIC HEALTH EAST SERIES A-1 (HOSPITAL REVENUE,
             MBIA INSURED)                                                                 5.25          11/15/2011       3,137,576
  2,500,000  UNIVERSITY ATHLETIC ASSOCIATION INCORPORATED (COLLEGE &
             UNIVERSITY REVENUE)+/-ss                                                      3.80          10/01/2031       2,504,175
  3,160,000  UNIVERSITY ATHLETIC ASSOCIATION INCORPORATED (COLLEGE &
             UNIVERSITY
             REVENUE, SUNTRUST BANK LOC)+/-ss                                              3.75          10/01/2027       3,161,896
  1,500,000  UNIVERSITY ATHLETIC ASSOCIATION INCORPORATED FLORIDA ATHLETIC
             PROGRAM (COLLEGE & UNIVERSITY REVENUE, SUNTRUST BANK LOC)                     3.00          10/01/2031       1,500,000
  9,685,000  USF FINANCING CORPORATION COLLEGE OF MEDICINE HEALTH SERIES
             A-2 (LEASE REVENUE)+/-ss                                                      1.90          07/01/2036       9,685,000
                                                                                                                        357,682,645
                                                                                                                       ------------
GEORGIA: 9.69%
  2,250,000  ATLANTA GA (WATER REVENUE)                                                    4.00          11/01/2011       2,294,348
  7,810,000  ATLANTA GA SERIES A (WATER REVENUE)                                           3.00          11/01/2010       7,832,727
 46,190,000  ATLANTA GA SERIES B-2 (AIRPORT REVENUE)+/-ss                                  5.25          01/01/2030      46,190,000
  4,000,000  ATLANTA GA SERIES C (AIRPORT REVENUE, FGIC INSURED)                           6.25          01/01/2013       4,070,280
 73,900,000  ATLANTA GA SERIES C-1 (AIRPORT REVENUE)+/-ss                                  4.50          01/01/2030      73,900,000
    650,000  ATLANTA GA SERIES F (AIRPORT REVENUE, FIRST SECURITY BANK LOC)                5.25          01/01/2011         674,837
 12,000,000  BURKE COUNTY GA DEVELOPMENT AUTHORITY POWER COMPANY PLANT
             VOGTLE PROJECT (PCR)+/-ss                                                     4.95          11/01/2048      12,439,920
    525,000  CARTERSVILLE GA (WATER & SEWER REVENUE, AMBAC INSURED)                        5.00          01/01/2011         533,888
 41,860,000  COBB COUNTY GA KENNESTONE HOSPITAL AUTHORITY (OTHER REVENUE,
             SUNTRUST BANK LOC)+/-ss                                                       2.65          04/01/2040      41,860,000
 25,000,000  COBB COUNTY HOSPITAL AUTHORITY EQUIPMENT POOL PROJECT
             (HOSPITAL REVENUE, SUNTRUST BANK LOC)+/-ss                                    2.65          04/01/2034      25,000,000
 10,250,000  COBB COUNTY KENNESTONE HOSPITAL AUTHORITY SERIES B (HOSPITAL
             REVENUE, SUNTRUST BANK LOC)+/-ss                                              2.65          04/01/2037      10,250,000
  6,650,000  DE KALB PRIVATE HOSPITAL AUTHORITY EGLESTON CHILDRENS HEALTH
             SERIES B(HOSPITAL REVENUE, SUNTRUST BANK LOC)+/-ss                            1.75          12/01/2017       6,650,000
 20,250,000  DE KALB PRIVATE HOSPITAL AUTHORITY EGLESTON CHILDRENS HOSPITAL
             SERIES B (HOSPITAL REVENUE, SUNTTUST BANK LOC)+/-ss                           1.75          03/01/2024      20,250,000
 22,400,000  FULTON COUNTY DEVELOPMENT AUTHORITY PIEDMONT HEALTHCARE
             INCORPORATED (HOSPITAL REVENUE, SUNTRUST BANK LOC)+/-ss                       2.50          06/01/2035      22,400,000
 23,650,000  FULTON COUNTY GA DEVELOPMENT AUTHORITY GEORGIA TECH FACILITIES
             PROJECT SERIES B (COLLEGE & UNIVERSITY REVENUE, SUNTRUST BANK LOC)
             +/-ss                                                                         1.75          06/01/2032      23,650,000
 45,145,000  GWINNETT COUNTY HOSPITAL AUTHORITY GWINNETT HOSPITAL SYSTEM
             PROJECT SERIES D (HOSPITAL REVENUE, FIRST SECURITY BANK LOC)+/-ss             3.75          07/01/2041      45,145,000
  8,100,000  MACON-BIBB COUNTY HOSPITAL AUTHORITY MEDICAL CENTER CENTRAL
             (HOSPITAL REVENUE, SUNTRUST BANK LOC)+/-ss                                    2.50          12/01/2018       8,100,000
 14,110,000  MAIN STREET NATURAL GAS INCORPORATED SERIES A (OTHER REVENUE)                 5.00          03/15/2012      14,241,505
  3,990,000  MAIN STREET NATURAL GAS INCORPORATED SERIES A (UTILITIES
             REVENUE)                                                                      5.00          09/15/2010       3,959,197
  3,500,000  MAIN STREET NATURAL GAS INCORPORATED SERIES A (UTILITIES
             REVENUE)                                                                      5.00          03/15/2011       3,521,350
  1,495,000  MAIN STREET NATURAL GAS INCORPORATED SERIES A (UTILITIES
             REVENUE)                                                                      5.00          03/15/2013       1,490,291
  3,495,000  MAIN STREET NATURAL GAS INCORPORATED SERIES B (OTHER REVENUE)                 5.00          03/15/2010       3,482,837

                 80 Wells Fargo Advantage Municipal Income Funds


                                         Portfolio of Investments--June 30, 2009

ULTRA SHORT-TERM MUNICIPAL INCOME FUND

PRINCIPAL    SECURITY NAME                                                             INTEREST RATE   MATURITY DATE       VALUE
----------   -------------                                                             -------------   -------------   ------------
GEORGIA (continued)
$10,550,000  MONROE COUNTY DEVELOPMENT AUTHORITY OGLETHORPE POWER CORPORATION
             SERIES A (OTHER REVENUE)+/-ss                                                  6.50%        01/01/2038    $ 10,938,768
  5,000,000  MONROE COUNTY GA DEVELOPMENT AUTHORITY OGLETHORPE POWER SCHERER
             SERIES B (OTHER REVENUE, AMBAC INSURED)+/-ss                                   4.63         01/01/2036       5,093,450
  8,855,000  MUNICIPAL ELECTRIC AUTHORITY OF GEORGIA SERIES Y (ELECTRIC REVENUE,
             AMBAC INSURED)                                                                 6.40         01/01/2013       9,590,496
 19,000,000  WALKER DADE & CATOOSA COUNTIES HOSPITAL AUTHORITY HUTCHESON MEDICAL
             (HOSPITAL REVENUE, REGIONS BANK LOC)+/-ss                                      3.10         10/01/2028      19,000,000
                                                                                                                        422,558,894
                                                                                                                       ------------
GUAM: 0.27%
  5,720,000  GUAM INTERNATIONAL AIRPORT AUTHORITY SERIES C (AIRPORT REVENUE,
             MBIA INSURED)                                                                  5.00         10/01/2009       5,725,606
  6,050,000  GUAM INTERNATIONAL AIRPORT AUTHORITY SERIES C (AIRPORT REVENUE,
             MBIA INSURED)                                                                  5.00         10/01/2010       6,163,075
                                                                                                                         11,888,681
                                                                                                                       ------------
HAWAII: 0.02%
    795,000  STATE OF HAWAII SERIES B (FUEL SALES TAX REVENUE, FGIC INSURED)                6.38         07/01/2012         819,589
                                                                                                                       ------------
ILLINOIS: 5.03%
  2,430,000  BROADVIEW IL (SALES TAX REVENUE)                                               5.25         07/01/2012       2,403,489
 10,000,000  CHICAGO BOARD OF EDUCATION IL SERIES C-2 (PROPERTY TAX REVENUE,
             FIRST SECURITY BANK LOC)+/-ss                                                  5.50         03/01/2035      10,000,000
  1,030,000  CHICAGO IL (SALES TAX REVENUE, FGIC INSURED)                                   5.25         01/01/2020       1,042,824
 20,000,000  CHICAGO IL BOARD OF EDUCATION (PROPERTY TAX REVENUE, ASSURED
             GUARANTY)+/-ss                                                                 6.55         03/01/2036      20,000,000
    925,000  COOK & WILL COUNTIES TOWNSHIP HIGH SCHOOL DISTRICT # 206 SERIES A
             (PROPERTY TAX REVENUE, AMBAC INSURED)                                          4.88         12/01/2009         940,115
  2,450,000  COOK COUNTY HIGH SCHOOL DISTRICT # 201 J STERLING MORTON TOWNSHIP
             (PROPERTY TAX REVENUE, FGIC INSURED)##                                         4.09         12/01/2009       2,408,718
110,100,000  COOK IL CAPITAL IMPROVEMENT SERIES E (PROPERTY TAX REVENUE,
             DEPFA BANK PLC LOC)+/-ss                                                       3.37         11/01/2033     110,100,000
 25,500,000  ILLINOIS EDUCATIONAL FACILITIES AUTHORITY THE ADLER PLANETARIUM
             (OTHER REVENUE, CHARTER ONE BANK)+/-ss                                         2.75         04/01/2031      25,500,000
  2,885,000  ILLINOIS FINANCE AUTHORITY DEPAUL UNIVERSITY SERIES B
             (COLLEGE & UNIVERSITY REVENUE,
             XL CAPITAL ASSURANCE COMPANY INSURED)+/-ss                                     3.50         10/01/2026       2,888,779
 21,650,000  ILLINOIS FINANCE AUTHORITY PRAIRIE POWER (OTHER REVENUE,
             GUARANTEE AGREEMENT)+/-ss                                                      3.25         07/01/2042      21,668,836
  1,170,000  ILLINOIS FINANCE AUTHORITY SWEDISH AMERICAN HOSPITAL (HOSPITAL REVENUE,
             AMBAC INSURED)                                                                 5.00         11/15/2011       1,175,780
  4,500,000  ILLINOIS FINANCE AUTHORITY WASTE MANAGEMENT INCORPORATED PROJECT (IDR)         5.05         01/01/2010       4,496,265
  2,200,000  ILLINOIS FINANCIAL AUTHORITY REVENUE RESURRECTION HEATH CARE
             PROJECT+/-ss                                                                   3.75         05/15/2015       2,200,088
  2,875,000  ILLINOIS HEALTH FACILITIES AUTHORITY UNREFUND BALANCE
             ADVOCATE NETWORK (HOSPITAL REVENUE)                                            6.00         11/15/2010       2,984,883
  9,010,000  ILLINOIS SERIES B (OTHER REVENUE, DEPFA BANK PLC LOC)+/-ss                     3.50         10/01/2033       9,010,000
  1,000,000  LAKES REGION SANITATION DISTRICT IL DEBT CERTIFICATES                          4.13         12/01/2010       1,009,860
    605,000  MCCOOK IL BRITISH HOME PROJECT (HOSPITAL REVENUE, LASALLE
             NATIONAL BANK NA LOC)+/-ss                                                     4.25         12/01/2014         606,591
    900,000  QUINCY IL QUINCY HOSPITAL REVENUE (HOSPITAL REVENUE)                           5.00         11/15/2009         904,518
                                                                                                                        219,340,746
                                                                                                                       ------------
INDIANA: 1.88%
  7,420,000  ANDERSON REDEVELOPMENT DISTRICT (OTHER REVENUE)                                4.50         09/30/2009       7,422,597
  1,970,000  BONNE COUNTY INDUSTRIAL REDEVELOPMENT DISTRICT (OTHER REVENUE)                 4.50         05/15/2010       1,976,698
 20,000,000  CARMEL IN (OTHER REVENUE)                                                      3.38         02/17/2010      20,028,400
 13,490,000  FORT WAYNE IN (WATER & SEWER REVENUE)                                          4.25         02/11/2010      13,498,769
  3,500,000  INDIANA BOND BANK BMA INDEX SERIES B (OTHER REVENUE)+/-                        1.08         10/15/2009       3,460,625
    500,000  INDIANA HEALTH FACILITY FINANCING AUTHORITY ASCENSION HEALTH
             SUBORDINATE CREDIT SERIES A (HOSPITAL REVENUE)+/-ss                            5.00         10/01/2027         518,755
  1,500,000  JASPER IN SERIES A (OTHER REVENUE, MBIA INSURED)                               4.15         08/01/2010       1,505,070
  2,025,000  KANKAKEE VALLEY MIDDLE SCHOOL BUILDING CORPORATION (LEASE REVENUE)             2.75         12/31/2009       2,026,013

                 Wells Fargo Advantage Municipal Income Funds 81


Portfolio of Investments--June 30, 2009

ULTRA SHORT-TERM MUNICIPAL INCOME FUND

PRINCIPAL    SECURITY NAME                                                             INTEREST RATE   MATURITY DATE       VALUE
----------   -------------                                                             -------------   -------------   ------------
INDIANA (continued)
$29,380,000  ST. JOSEPH COUNTY HOSPITAL AUTHORITY MEMORIAL HEALTH SERIES A
             (HOSPITAL REVENUE, FIFTH THIRD BANK LOC)+/-ss                                  2.32%        08/15/2033    $ 29,380,000
  2,015,000  UNIVERSITY OF SOUTHERN INDIANA AUXILIARY SYSTEMS SERIES A
             (COLLEGE & UNIVERSITY REVENUE, AMBAC INSURED)                                  5.00         10/01/2011       2,063,662
                                                                                                                         81,880,589
                                                                                                                       ------------
IOWA: 0.95%
  8,000,000  DES MOINES IA GRAND OFFICE PARK PROJECT SERIES E (IDR, GUARANTEE
             AGREEMENT)+/-ss                                                                5.00         04/01/2015       8,000,000
  1,400,000  DUBUQUE IA COMMUNITY SCHOOL DISTRICT (SALES TAX REVENUE)                       4.00         07/01/2010       1,401,932
  1,000,000  IOWA FINANCE AUTHORITY GENESIS MEDICAL CENTER (HOSPITAL REVENUE)               6.00         07/01/2012       1,018,090
  9,740,000  IOWA HIGHER EDUCATION LOAN AUTHORITY WALDORF PRIVATE COLLEGE FACILITIES
             PREREFUNDED (COLLEGE & UNIVERSITY REVENUE)ss                                   7.38         10/01/2010      10,336,185
 20,375,000  WATERLOO IA COMMUNITY SCHOOL DISTRICT (SALES TAX REVENUE)                      3.75         05/01/2012      20,596,884
                                                                                                                         41,353,091
                                                                                                                       ------------
KANSAS: 1.49%
  6,000,000  BURLINGTON KS POWER SERIES B (OTHER REVENUE, XLCA INSURED)+/-ss                5.00         12/01/2023       6,087,540
  8,500,000  BURLINGTON KS KANSAS CITY POWER & LIGHT SERIES B (IDR, FGIC
             INSURED)+/-ss                                                                  5.38         09/01/2035       8,583,980
 10,000,000  BURLINGTON KS SERIES A-2 (OTHER REVENUE, FGIC INSURED)+/-ss                    5.00         09/01/2035      10,090,600
  1,000,000  JUNCTION CITY KS SERIES B (PROPERTY TAX REVENUE)                               2.70         06/01/2010       1,000,860
  3,000,000  JUNCTION CITY KS SERIES B (PROPERTY TAX REVENUE)                               4.00         06/01/2010       3,040,950
  1,000,000  KANSAS DEVELOPMENT FINANCE AUTHORITY ADVENTIST HEALTH
             (HOSPITAL REVENUE)                                                             4.00         11/15/2011       1,027,710
  5,810,000  KANSAS DEVELOPMENT FINANCE AUTHORITY HAYS MEDICAL CENTER
             (HOSPITAL REVENUE, MBIA INSURED)+/-ss                                          3.75         05/15/2026       5,886,402
  5,000,000  KANSAS INDEPENDENT COLLEGE FINANCE AUTHORITY BAKER UNIVERSITY SERIES A
             (COLLEGE & UNIVERSITY REVENUE)                                                 5.00         05/01/2010       5,018,850
  3,000,000  KANSAS INDEPENDENT COLLEGE FINANCE AUTHORITY SERIES D
             (COLLEGE & UNIVERSITY REVENUE)                                                 5.00         05/01/2010       3,011,310
  2,500,000  KANSAS INDEPENDENT COLLEGE FINANCE AUTHORITY SERIES E
             (COLLEGE & UNIVERSITY REVENUE)                                                 5.00         05/01/2010       2,509,425
  4,500,000  KANSAS INDEPENDENT COLLEGE FINANCE AUTHORITY SERIES F
             (COLLEGE & UNIVERSITY REVENUE)                                                 5.00         05/01/2010       4,516,965
    800,000  KANSAS INDEPENDENT COLLEGE FINANCE AUTHORITY SERIES G
             (COLLEGE & UNIVERSITY REVENUE)                                                 5.00         05/01/2010         803,016
  1,500,000  KANSAS STATE INDEPENDENT COLLEGE FINANCE AUTHORITY SERIES B
             (COLLEGE & UNIVERSITY REVENUE)                                                 5.00         05/01/2010       1,505,655
    300,000  KANSAS STATE INDEPENDENT COLLEGE FINANCE AUTHORITY SERIES C
             (COLLEGE & UNIVERSITY REVENUE)                                                 5.00         05/01/2010         301,131
  6,280,000  MERRIAM KS HOUSING PINEGATE APARTMENTS PROJECT (HOUSING REVENUE,
             MARSHALL & ISLEY BANK LOC)+/-ss                                                3.50         12/01/2026       6,280,000
  1,675,000  WYANDOTTE COUNTY KANSAS CITY KS UNITED GOVERNMENT REFERENDUM SALES TAX
             SECOND LIEN AREA B (SALES TAX REVENUE)                                         5.00         12/01/2020       1,566,795
  4,105,000  WYANDOTTE COUNTY KS UNITED GOVERNMENT SPECIAL OBLIGATION SALES TAX
             SECOND LIEN AREA B                                                             4.75         12/01/2016       3,902,500
                                                                                                                         65,133,689
                                                                                                                       ------------
KENTUCKY: 0.72%
  4,750,000  KENTON COUNTY KY AIRPORT BOARD CINCINNATI NORTHERN KY SERIES A
             (AIRPORT REVENUE, MBIA INSURED)                                                5.63         03/01/2010       4,817,450
  1,075,000  KENTON COUNTY KY AIRPORT BOARD CINCINNATI NORTHERN KY SERIES A
             (AIRPORT REVENUE, XLCA INSURED)                                                4.00         03/01/2010       1,078,806
  5,000,000  KENTON COUNTY KY AIRPORT BOARD CINCINNATI NORTHERN KY SERIES B
             (AIRPORT REVENUE, XLCA INSURED)                                                5.00         03/01/2011       5,085,050
  6,200,000  KENTON COUNTY KY AIRPORT BOARD SERIES B (AIRPORT REVENUE, XLCA INSURED)        5.00         03/01/2010       6,262,248
  6,500,000  KENTUCKY EDFA SERIES 04D (HOSPITAL REVENUE)+/-ss                               3.50         05/01/2034       6,619,860
  2,500,000  KENTUCKY HOUSING CORPORATION CITYWIDE HOUSING PROJECT (OTHER REVENUE)          4.63         01/01/2010       2,509,300
  5,000,000  LOUISVILLE & JEFFERSON COUNTY METROPOLITAN GOVERNMENT LOUISVILLE GAS &
             ELECTRIC COMPANY SERIES A (OTHER REVENUE)+/-ss                                 5.38         05/01/2027       5,162,700
                                                                                                                         31,535,414
                                                                                                                       ------------

                 82 Wells Fargo Advantage Municipal Income Funds


                                         Portfolio of Investments--June 30, 2009

ULTRA SHORT-TERM MUNICIPAL INCOME FUND

PRINCIPAL    SECURITY NAME                                                             INTEREST RATE   MATURITY DATE       VALUE
----------   -------------                                                             -------------   -------------   ------------
LOUISIANA: 2.83%
$ 2,070,000  JEFFERSON PARISH HOSPITAL SERVICE DISTRICT # 001 WEST JEFFERSON MEDICAL
             CENTER SERIES A (HOSPITAL REVENUE, FIRST SECURITY BANK LOC)                    5.25%        01/01/2011    $  2,095,420
 20,100,000  LOUISIANA LOCAL GOVERNMENT ENVIRONMENTAL FACILITIES & COMMUNITY
             DEVELOPMENT CAPITAL & EQUIPMENT PROGRAM SERIES A (IDR, AMBAC
             INSURED)+/-ss                                                                  4.45         03/01/2023      20,120,703
  4,150,000  LOUISIANA PUBLIC FACILITIES AUTHORITY CHRISTUS HEALTH SERIES C-3
             (HOSPITAL REVENUE, FIRST SECURITY BANK LOC)+/-ss                               2.90         07/01/2041       4,150,000
  6,575,000  LOUISIANA PUBLIC FACILITIES AUTHORITY CLECO POWER LLC PROJECT
             (ELECTRIC REVENUE)+/-ss                                                        7.00         12/01/2038       6,957,271
 36,125,000  LOUISIANA PUBLIC FACILITIES AUTHORITY COCA COLA BOTTLING COMPANY
             PROJECT (IDR, REGIONS BANK LOC)+/-ss                                           3.10         04/01/2023      36,125,000
 11,300,000  LOUISIANA PUBLIC FACILITIES AUTHORITY SERIES B (HOSPITAL REVENUE,
             REGIONS BANK LOC)+/-ss                                                         1.20         07/01/2016      11,300,000
  3,440,000  LOUISIANA STATE OFFICE FACILITIES CORPORATION CAPITOL COMPLEX PROGRAM
             SERIES A (LEASE REVENUE)                                                       5.50         03/01/2012       3,483,929
  4,000,000  RAPIDES LA FINANCE AUTHORITY CLECO POWER LLC PROJECT (OTHER
             REVENUE)+/-ss                                                                  6.00         10/01/2038       4,037,200
 25,000,000  WEST BATON ROUGE PARISH LA INDUSTRIAL DISTRICT # 3 DOW
             CHEMICAL (IDR)+/-ss                                                            5.50         12/01/2023      25,001,000
 10,000,000  WEST BATON ROUGE PARISH LA INDUSTRIAL DISTRICT # 3 DOW
             CHEMICAL (OTHER)+/-ss                                                          5.00         10/01/2021      10,002,500
                                                                                                                        123,273,023
                                                                                                                       ------------
MAINE: 0.08%
  3,200,000  MAINE EDUCATIONAL LOAN AUTHORITY CLASS A SERIES A-1
             (OTHER REVENUE, GUARANTEE AGREEMENT)                                           4.30         12/01/2012       3,190,560
     35,000  MAINE STATE HOUSING AUTHORITY (HOUSING REVENUE)                                5.60         11/15/2024          35,162
    145,000  MAINE STATE HOUSING AUTHORITY SERIES G2 (HOUSING REVENUE)                      4.00         11/15/2024         140,885
                                                                                                                          3,366,607
                                                                                                                       ------------
MARYLAND: 0.19%
  5,975,000  MARYLAND HEALTH & HIGHER EDUCATIONAL FACILITIES AUTHORITY ANNE ARUNDEL
             HEALTH SYSTEM SERIES B (HOSPITAL REVENUE, FIRST SECURITY BANK LOC)+/-ss        3.07         07/01/2034       5,975,000
  2,240,000  MARYLAND INDUSTRIAL DEVELOPMENT FINANCING AUTHORITY (OTHER REVENUE)            5.00         12/01/2010       2,210,723
                                                                                                                          8,185,723
                                                                                                                       ------------
MASSACHUSETTS: 0.48%
  2,010,000  MASSACHUSETTS HEFA CARE GROUP SERIES D (HOSPITAL REVENUE, MBIA INSURED)        4.00         07/01/2009       2,010,060
  2,615,000  MASSACHUSETTS HEFA CARITAS CHRISTIAN OBLIGATION SERIES B (HCFR)                6.50         07/01/2012       2,685,187
  5,250,000  MASSACHUSETTS HEFA NORTHEASTERN UNIVERSITY SERIES T-2
             (COLLEGE & UNIVERSITY REVENUE)+/-ss                                            4.10         10/01/2037       5,267,955
  4,250,000  MASSACHUSETTS INDUSTRIAL FINANCE AGENCY OGDEN HAVERHILL
             SERIES A (OTHER REVENUE)                                                       5.35         12/01/2010       4,257,268
  1,950,000  MASSACHUSETTS MUNICIPAL WHOLESALE ELECTRIC COMPANY NUCLEAR MIX # 4
             SERIES 1 (ELECTRIC REVENUE, MBIA INSURED)+/-ss(m)(n)                           0.24         07/01/2017       1,950,000
  4,775,000  MASSACHUSETTS MUNICIPAL WHOLESALE ELECTRIC COMPANY PROJECT # 6 SERIES 1
             (ELECTRIC REVENUE, MBIA INSURED)+/-ss(m)(n)                                    0.24         07/01/2019       4,775,000
                                                                                                                         20,945,470
                                                                                                                       ------------
MICHIGAN: 6.15%
 16,395,000  DETROIT MI (SALES TAX REVENUE)                                                 5.00         03/01/2010      16,520,258
    700,000  DETROIT MI CAPITAL IMPROVEMENT LIMITED TAX SERIES A-1 (OTHER REVENUE)          5.00         04/01/2013         633,395
  3,620,000  DETROIT MI CONVENTION FACILITIES COBO HALL (OTHER REVENUE)                     5.00         09/30/2010       3,649,394
  2,000,000  DETROIT MI SECOND LIEN SERIES C (SEWER REVENUE)                                5.00         07/01/2011       2,064,580
  3,195,000  DETROIT MI SERIES A (SEWER REVENUE, FIRST SECURITY BANK LOC)                   5.00         07/01/2009       3,195,224
  3,030,000  DETROIT MI WATER SUPPLY SYSTEM SERIES A (WATER REVENUE, MBIA INSURED)          5.40         07/01/2010       3,100,387
  1,000,000  DETROIT SCHOOL DISTRICT SCHOOL BUILDING & SITE IMPROVEMENT SERIES A
             (PROPERTY TAX REVENUE, FGIC INSURED)                                           5.00         05/01/2010       1,017,040
  1,575,000  KENT HOSPITAL FINANCE AUTHORITY SPECTRUM HEALTH SERIES B (HOSPITAL
             REVENUE)                                                                       5.00         07/15/2011       1,626,660
 98,840,000  KENT MI HOSPITAL FINANCE AUTHORITY SPECTRUM HEALTH SERIES B-2
             (HOSPITAL REVENUE, LANDESBANK HESSEN-THUERINGEN LOC)+/-ss                      6.25         01/15/2047      98,840,000

                Wells Fargo Advantage Municipal Income Funds 83


Portfolio of Investments--June 30, 2009

ULTRA SHORT-TERM MUNICIPAL INCOME FUND

 PRINCIPAL    SECURITY NAME                                                            INTEREST RATE   MATURITY DATE       VALUE
-----------   -------------                                                            -------------   -------------   ------------
MICHIGAN (continued)
$ 1,000,000   MICHIGAN MUNICIPAL BOND AUTHORITY DETROIT SCHOOL DISTRICT
              (OTHER REVENUE, FIRST SECURITY BANK LOC)                                     5.00%         06/01/2010    $  1,037,830
 22,400,000   MICHIGAN MUNICIPAL BOND AUTHORITY STUDENT AID SERIES 2009B
              (OTHER REVENUE)                                                              6.00          01/20/2010      22,683,808
  4,730,000   MICHIGAN PUBLIC EDUCATIONAL FACILITIES AUTHORITY SERIES A-2
              (OTHER REVENUE, CITIZENS BANK LOC)                                           3.00          07/20/2009       4,728,155
  2,925,000   MICHIGAN STATE HOSPITAL FINANCE AUTHORITY ASCENSION HEALTH
              CREDIT SERIES A
              (HCFR, MBIA INSURED)                                                         5.50          11/15/2010       2,989,087
 33,500,000   MICHIGAN STATE HOSPITAL FINANCE AUTHORITY ASCENSION SERIES B3
              (HOSPITAL REVENUE)+/-ss                                                      2.75          11/15/2033      33,639,025
  1,550,000   MICHIGAN STATE HOSPITAL FINANCE AUTHORITY MCLAREN HEALTH CARE
              (OTHER REVENUE)                                                              5.00          05/15/2010       1,575,668
  2,250,000   MICHIGAN STATE HOUSING DEVELOPMENT AUTHORITY SERIES C (HOUSING
              REVENUE)                                                                     3.05          06/01/2010       2,249,843
  4,000,000   MICHIGAN STATE HOUSING DEVELOPMENT AUTHORITY SERIES C (HOUSING
              REVENUE)                                                                     3.15          12/01/2010       3,999,880
  3,695,000   MICHIGAN STRATEGIC FUND CONSUMERS ENERGY COMPANY PROJECT
              (POWER REVENUE)                                                              4.25          06/15/2010       3,689,790
 20,410,000   ROYAL OAK HOSPITAL FINANCE AUTHORITY WILLIAM BEAUMONT UNIVERSITY
              (HOSPITAL REVENUE, AMBAC INSURED)+/-ss                                       1.75          01/01/2020      20,410,000
 11,325,000   ROYAL OAK MICHIGAN HOSPITAL FINANCE AUTHORITY WILLIAM BEAUMONT
              HOSPITAL (HOSPITAL REVENUE, AMBAC INSURED)+/-ss                              1.75          01/01/2020      11,325,000
  9,370,000   WAYNE CHARTER COUNTY MI DETROIT METROPOLITAN WAYNE COUNTY
              AIRPORT SERIES A (AIRPORT REVENUE, MBIA INSURED)                             5.25          12/01/2011       9,469,416
  2,600,000   WAYNE CHARTER COUNTY MI DETROIT METROPOLITAN WAYNE COUNTY
              AIRPORT SERIES B (AIRPORT REVENUE)                                           5.25          12/01/2009       2,618,252
 12,000,000   WAYNE CHARTER COUNTY MI DETROIT METROPOLITAN WAYNE COUNTY
              SERIES A (AIRPORT REVENUE, MBIA INSURED)                                     5.25          12/01/2010      12,132,600
  5,000,000   WAYNE COUNTY AIRPORT AUTHORITY DETROIT METROPOLITAN WAYNE
              COUNTY AIRPORT (AIRPORT REVENUE, MBIA INSURED)                               5.00          12/01/2009       5,020,300
                                                                                                                        268,215,592
                                                                                                                       ------------
MINNESOTA: 0.37%
 11,500,000   MINNEAPOLIS & ST. PAUL MN HOUSING & REDEVELOPMENT AUTHORITY HEALTHSPAN
              SERIES B (HOSPITAL REVENUE, AMBAC INSURED)+/-ss(m)(n)                        0.59          11/15/2017      11,500,000
  1,500,000   ROSEVILLE MN ROSEPOINTE I PROJECT SERIES C PREREFUNDED (HOUSING
              REVENUE, GUARANTEE AGREEMENT)ss                                              8.00          12/01/2010       1,645,650
  2,960,000   ST. PAUL PORT AUTHORITY SERIES N-1 (IDR, US BANK NA LOC)+/-ss                3.25          02/01/2028       2,981,075
                                                                                                                         16,126,725
                                                                                                                       ------------
MISSISSIPPI: 2.30%
  3,310,000   JACKSON STATE UNIVERSITY EDUCATIONAL BUILDING CORPORATION
              CAMPUS FACILITIES PROJECT (EDUCATIONAL FACILITIES REVENUE)+/-ss              5.00          03/01/2034       3,419,296
 30,500,000   MISSISSIPPI BUSINESS FINANCE CORPORATION COAST ELECTRIC POWER
              ASSOCIATION SERIES C (ELECTRIC REVENUE, GUARANTEE AGREEMENT)+/-ss            2.75          05/01/2037      30,510,675
  6,000,000   MISSISSIPPI BUSINESS FINANCE CORPORATION SOUTH MISSISSIPPI
              ELECTRIC POWER SERIES A (ELECTRIC REVENUE)+/-ss                              2.75          05/01/2037       6,002,100
  1,500,000   MISSISSIPPI BUSINESS FINANCE CORPORATION WASTE MANAGEMENT
              INCORPORATED PROJECT (SOLID WASTE REVENUE)+/-ss                              6.88          03/01/2029       1,526,400
 41,850,000   MISSISSIPPI DEVELOPMENT BANK SPECIAL OBLIGATION SINGING RIVER
              HOSPITAL SYSTEM SERIES A (HOSPITAL REVENUE, REGIONS BANK LOC)+/-ss           3.10          03/01/2023      41,850,000
 17,000,000   MISSISSIPPI HOSPITAL EQUIPMENT & FACILITIES AUTHORITY
              MISSISSIPPI BAPTIST HEALTH SYSTEM (HCFR, REGIONS BANK LOC)+/-ss              3.10          05/01/2031      17,000,000
                                                                                                                        100,308,471
                                                                                                                       ------------
MISSOURI: 0.29%
  1,895,000   KANSAS CITY SCHOOL DISTRICT BUILDING CORPORATION SERIES A
              (LEASE REVENUE, MBIA INSURED)                                                5.00          02/01/2011       1,921,359
  1,955,000   MISSOURI STATE ENVIRONMENTAL IMPROVEMENT & ENERGY RESOURCES
              AUTHORITY POLLUTION CONTROL ASSOCIATED ELECTRIC COOPERATIVE PROJECT
              (ELECTRIC REVENUE)+/-ss                                                      4.38          12/01/2034       2,010,366
  2,500,000   MISSOURI STATE HEFA PRIVATE EDUCATION SERIES B (COLLEGE & UNIVERSITY
              REVENUE)                                                                     4.00          04/23/2010       2,521,050

                84 Wells Fargo Advantage Municipal Income Funds


                                         Portfolio of Investments--June 30, 2009

ULTRA SHORT-TERM MUNICIPAL INCOME FUND

 PRINCIPAL    SECURITY NAME                                                            INTEREST RATE   MATURITY DATE       VALUE
-----------   -------------                                                            -------------   -------------   ------------
MISSOURI (continued)
$ 1,500,000   MISSOURI STATE HEFA ROCKHURST UNIVERSITY PRIVATE EDUCATION
              SERIES C (COLLEGE & UNIVERSITY REVENUE)                                      4.00%         04/23/2010    $  1,512,630
  1,300,000   MISSOURI STATE HOUSING DEVELOPMENT COMMUNITY MORTGAGE REVENUE
              SINGLE FAMILY HOMEOWNER LOAN SERIES C1 (HOUSING REVENUE, GNMA/FNMA
              INSURED)                                                                     7.15          03/01/2032       1,375,699
     95,000   MISSOURI STATE HOUSING DEVELOPMENT COMMUNITY SERIES C1                       4.80          03/01/2019          93,575
  3,250,000   ST. LOUIS MUNICIPAL FINANCE CORPORATION CONVENTION CENTER
              PROJECT (LEASE REVENUE, AMBAC INSURED)                                       5.25          07/15/2010       3,297,905
                                                                                                                         12,732,584
                                                                                                                       ------------
NEBRASKA: 0.09%
  2,000,000   CENTRAL PLAINS ENERGY PROJECT # 1 (OTHER REVENUE)+/-ss                       0.76          12/01/2010       1,902,000
  2,000,000   CENTRAL PLAINS NE ENERGY PROJECT # 1 SERIES 4 (UTILITIES REVENUE)            5.00          12/01/2011       2,023,800
                                                                                                                          3,925,800
                                                                                                                       ------------
NEVADA: 0.07%
  1,200,000   CLARK COUNTY NV NEVADA POWER COMPANY PROJECT SERIES D (IDR, ACA
              INSURED)                                                                     5.30          10/01/2011       1,158,720
  1,000,000   CLARK NV SERIES A-1 (AIRPORT REVENUE, FGIC INSURED)                          5.25          07/01/2012       1,029,900
    935,000   NEVADA HOUSING DIVISION SERIES B (SFHR)                                      4.80          10/01/2031         911,111
                                                                                                                          3,099,731
                                                                                                                       ------------
NEW HAMPSHIRE: 0.09%
  1,015,000   MANCHESTER NH HOUSING & REDEVELOPMENT AUTHORITY SERIES A (OTHER
              REVENUE, ACA INSURED)                                                        5.90          01/01/2010       1,019,131
  3,000,000   NEW HAMPSHIRE BUSINESS FINANCE AUTHORITY SERIES A PREREFUNDED
              (HOSPITAL REVENUE)ss                                                         7.00          10/01/2029       3,107,640
                                                                                                                          4,126,771
                                                                                                                       ------------
NEW JERSEY: 0.85%
  2,030,000   CAMDEN COUNTY NJ IMPROVEMENT AUTHORITY SERIES A (LEASE REVENUE,
              GUARANTEE AGREEMENT)                                                         4.00          12/01/2011       2,132,576
  3,020,000   CAMDEN COUNTY NJ IMPROVEMENT AUTHORITY SERIES A (LEASE REVENUE,
              GUARANTEE AGREEMENT)                                                         4.00          12/01/2012       3,202,680
  8,030,000   NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY (OTHER REVENUE, FGIC
              INSURED)                                                                     5.00          06/15/2011       8,009,122
  2,270,000   NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY CIGARETTE TAX (OTHER
              REVENUE, FIRST SECURITY BANK LOC)                                            5.00          06/15/2010       2,282,440
 13,575,000   NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY PSEG POWER LLC PROJECT (PCR)       5.00          03/01/2012      13,961,209
  5,230,000   NEW JERSEY HFFA AHS HOSPITAL CORPORATION SERIES A (HOSPITAL REVENUE)         5.00          07/01/2010       5,359,233
  1,390,000   NEW JERSEY TURNPIKE AUTHORITY TURNPIKE REVENUE SERIES 1991 D (TOLL
              ROAD REVENUE, SOCIETE GENERALE LOC)+/-ss                                     2.75          01/01/2018       1,390,000
    750,000   TOBACCO SETTLEMENT FINANCING CORPORATION SERIES 1A (OTHER REVENUE)           4.13          06/01/2010         746,985
                                                                                                                         37,084,245
                                                                                                                       ------------
NEW MEXICO: 0.36%
  3,950,000   FARMINGTON NM SOUTHERN CALIFORNIA EDISON SERIES A (ELECTRIC
              REVENUE, FGIC INSURED)+/-ss                                                  3.55          04/01/2029       3,969,158
  1,000,000   GALLUP NM TRI-STATE GENERATION (OTHER REVENUE, AMBAC INSURED)                5.00          08/15/2010       1,022,540
 10,565,000   PUEBLO OF SANDIA NM+/-ss                                                     0.70          03/01/2015      10,565,000
                                                                                                                         15,556,698
                                                                                                                       ------------
NEW YORK: 2.73%
    525,000   BROOKHAVEN NY IDAG (OTHER REVENUE, NORTH FORK BANK LOC)+/-ss                 4.25          11/01/2037         522,081
  2,000,000   DUTCHESS COUNTY IDAG IBM PROJECT (IDR)+/-ss                                  5.45          12/01/2029       2,021,560
  1,000,000   HEMPSTEAD TOWN NY IDAG AMERICAN FUEL PROJECT PUTTABLE (IDR)ss                5.00          12/01/2010         987,380
 20,760,000   LONG ISLAND POWER AUTHORITY SERIES G (UTILITIES REVENUE, FIRST
              SECURITY BANK LOC)+/-ss                                                      1.00          12/01/2029      20,760,000
 33,800,000   LONG ISLAND POWER AUTHORITY SERIES L (UTILITIES REVENUE, FIRST
              SECURITY BANK LOC)+/-ss                                                      1.00          12/01/2029      33,800,000
  2,015,000   NEW YORK CITY IDA TERMINAL ONE GROUP ASSOCIATION PROJECT (AIRPORT
              REVENUE)                                                                     5.00          01/01/2011       2,017,015

                Wells Fargo Advantage Municipal Income Funds 85


Portfolio of Investments--June 30, 2009

ULTRA SHORT-TERM MUNICIPAL INCOME FUND

 PRINCIPAL    SECURITY NAME                                                            INTEREST RATE   MATURITY DATE       VALUE
-----------   -------------                                                            -------------   -------------   ------------
NEW YORK (continued)
$ 1,785,000   NEW YORK CITY IDA YANKEE STADIUM PILOT (RECREATIONAL FACILITIES
              REVENUE, GUARANTEE AGREEMENT)##                                             2.95%          03/01/2011    $  1,699,748
 40,575,000   NEW YORK LOCAL GOVERNMENT ASSISTANCE CORPORATION SERIES 4V (OTHER
              REVENUE, FIRST SECURITY BANK LOC)+/-ss                                       1.00          04/01/2022      40,575,000
  2,250,000   NEW YORK NY IDAG TERMINAL ONE GROUP ASSOCIATION PROJECT                      5.00          01/01/2010       2,255,850
  3,025,000   NEW YORK STATE DORMITORY AUTHORITY GOOD SAMARITAN HOSPITAL MEDICAL
              CENTER SERIES A (HOSPITAL REVENUE, MBIA INSURED)                             5.70          07/01/2013       3,057,398
  1,710,000   NEW YORK STATE DORMITORY AUTHORITY MENTAL HEALTH SERVICES FACILITIES
              SERIES D (HCFR, FGIC INSURED)                                                5.00          02/15/2010       1,753,092
    650,000   NEW YORK STATE URBAN DEVELOPMENT STATE OFFICE S (LEASE REVENUE)##            4.81          01/01/2011         605,176
  8,700,000   NIAGARA FALLS BRIDGE COMMISSION SERIES A (TOLL ROAD REVENUE, GUARANTEE
              AGREEMENT)+/-ss                                                              1.25          10/01/2019       8,700,000
    235,000   WESTCHESTER COUNTY NY IDAG SPECIAL NEEDS FACILITIES POOLED PROGRAM
              SERIES E1 (IDR, ACA INSURED)                                                 4.25          07/01/2009         234,977
                                                                                                                        118,989,277
                                                                                                                       ------------
NORTH CAROLINA: 0.77%
    250,000   ALBEMARLE HOSPITAL AUTHORITY HEALTHCARE FACILITIES (HOSPITAL REVENUE)        5.00          10/01/2010         250,885
  6,600,000   NORTH CAROLINA EASTERN MUNICIPAL POWER AGENCY SERIES C (ELECTRIC
              REVENUE)                                                                     7.00          01/01/2013       7,076,652
 24,315,000   NORTH CAROLINA MEDICAL CARE COMMISSION DUKE UNIVERSITY HEALTH SYSTEM
              SERIES C (HOSPITAL REVENUE, SUNTRUST BANK LOC)+/-ss                          2.32          06/01/2028      24,315,000
  2,000,000   NORTH CAROLINA MUNICIPAL POWER AGENCY # 1 SERIES B (ELECTRIC PLANT
              REVENUE)                                                                     6.38          01/01/2013       2,052,240
                                                                                                                         33,694,777
                                                                                                                       ------------
NORTH DAKOTA: 0.18%
  1,700,000   CITY OF FARGO ND MERITCARE OBLIGATED GROUP SERIES A (NURSING HOME
              REVENUE, MBIA INSURED)                                                       5.50          06/01/2011       1,712,087
  1,195,000   GRAND FORKS ND ALTRU HEALTH SYSTEM OBLIGATION GROUP (HOSPITAL REVENUE,
              MBIA INSURED)                                                                5.30          08/15/2010       1,197,091
  1,675,000   GRAND FORKS ND UNITED HOSPITAL OBLIGATED GROUP (HOSPITAL REVENUE, MBIA
              INSURED)                                                                     6.63          12/01/2010       1,678,099
  3,200,000   NORTH DAKOTA RURAL WATER FINANCE CORPORATION PUBLIC PROJECTS
              CONSTRUCTION NOTES SERIES A-2 (WATER & WASTEWATER AUTHORITY
              REVENUE)+/-ss                                                                3.25          10/01/2010       3,201,568
     30,000   NORTH DAKOTA STATE HFA REVENUE HOUSING FINANCE PROGRAM HOME MORTGAGE
              SERIES A                                                                     4.60          01/01/2023          29,645
                                                                                                                          7,818,490
                                                                                                                       ------------
OHIO: 2.45%
  4,500,000   AMERICAN MUNICIPAL POWER OHIO INCORPORATED SERIES A (ELECTRIC REVENUE,
              GOLDMAN SACHS LOC)                                                           5.00          02/01/2011       4,547,160
  7,000,000   AMERICAN MUNICIPAL POWER OHIO INCORPORATED SERIES A (ELECTRIC REVENUE,
              GUARANTEE AGREEMENT)                                                         5.00          02/01/2012       7,039,270
  1,900,000   BUCKEYE OH TOBACCO SETTLEMENT FINANCING AUTHORITY SERIES A1 (OTHER
              REVENUE)                                                                     4.13          06/01/2010       1,892,362
  1,285,000   CUYAHOGA COUNTY OH HOUSING ALLERTON APARTMENTS PROJECT SERIES B (MFHR)       4.00          11/01/2009       1,291,168
  2,600,000   CUYAHOGA OH METROPOLITAN HOUSING AUTHORITY BAN (HOUSING REVENUE)             4.00          08/28/2009       2,607,748
  3,630,000   CUYAHOGA OH UNIVERSITY HOSPITAL HEALTH SERIES A (HOSPITAL REVENUE)           5.50          01/15/2010       3,635,372
  2,155,000   CUYAHOGA OH UNIVERSITY HOSPITAL HEALTH SYSTEM PROJECT SERIES B
              (HOSPITAL REVENUE)                                                           5.40          01/15/2010       2,158,017
  1,105,000   CUYAHOGA OH UNIVERSITY HOSPITALS HEALTH SERIES A (HOSPITAL REVENUE)          5.50          01/15/2011       1,106,768
  1,750,000   DAYTON OH SERIES D (IDR)                                                     6.20          10/01/2009       1,759,765
  1,000,000   MONTGOMERY OH CATHOLIC HEALTH SERIES C-2 (HOSPITAL REVENUE)+/-ss             4.10          10/01/2041       1,028,000
  6,580,000   NORTHWESTERN OHIO WATER & SEWER DISTRICT SERIES B (WATER REVENUE)            4.25          06/09/2010       6,634,285
 13,200,000   OHIO AIR QUALITY DEVELOPMENT AUTHORITY AIR QUALITY DEVELOPMENT
              AUTHORITY POWER PROJECT (PCR, MBIA INSURED)+/-ss                             4.85          08/01/2040      13,292,004
 11,500,000   OHIO AIR QUALITY DEVELOPMENT AUTHORITY OHIO POWER (POWER REVENUE)+/-ss       7.13          06/01/2041      11,722,525
 19,900,000   OHIO AIR QUALITY DEVELOPMENT AUTHORITY POLLUTION CONTROL FIRST ENERGY
              SERIES D (PCR)+/-ss                                                          4.75          08/01/2029      19,959,302
 10,000,000   OHIO AIR QUALITY DEVELOPMENT AUTHORITY POLLUTION FIRST ENERGY
              SERIES B (PCR)+/-ss                                                          5.25          03/01/2023      10,116,100
  5,900,000   OHIO STATE WATER DEVELOPMENT AUTHORITY FIRSTENERGY GENERATION
              SERIES A (WATER REVENUE)+/-ss                                                4.75          08/01/2029       5,917,582

                 86 Wells Fargo Advantage Municipal Income Funds


                                         Portfolio of Investments--June 30, 2009

ULTRA SHORT-TERM MUNICIPAL INCOME FUND

 PRINCIPAL   SECURITY NAME                                                             INTEREST RATE   MATURITY DATE       VALUE
-----------  -------------                                                             -------------   -------------   ------------
OHIO (continued)
$ 3,540,000  TOLEDO OH (OTHER REVENUE)                                                      3.00%        10/22/2009    $  3,548,956
  4,280,000  TOLEDO OH (OTHER REVENUE)                                                      4.00         06/01/2011       4,326,438
    320,000  WARRENSVILLE HEIGHTS OH EMERY WOODS PROJECT SERIES 2 (SPECIAL
             FACILITIES REVENUE)                                                            3.50         11/24/2009         321,338
  4,000,000  WARRENSVILLE HEIGHTS OH SERIES 1 (PROPERTY TAX REVENUE)                        3.50         02/03/2010       4,023,760
                                                                                                                        106,927,920
                                                                                                                       ------------
OKLAHOMA: 0.15%
  4,670,000  OKLAHOMA CITY AIRPORT TRUST LIEN 27TH SERIES B (AIRPORT REVENUE,
             FIRST SECURITY BANK LOC)                                                       5.38         07/01/2011       4,783,948
    785,000  OKLAHOMA HOUSING FINANCE AGENCY SFMR HOMEOWNER LOAN PROGRAM SERIES D2
             (HOUSING REVENUE LOC, GNMA/FNMA INSURED)                                       7.10         09/01/2028         793,753
    920,000  SOUTH OKLAHOMA CITY HOSPITAL TRUST PREREFUNDED (REAL ESTATE)ss                 9.75         02/01/2013         963,921
                                                                                                                          6,541,622
                                                                                                                       ------------
OREGON: 0.12%
  2,500,000  GILLIAM COUNTY OR WASTE MANAGEMENT SERIES A (OTHER REVENUE)+/-ss               6.00         08/01/2025       2,536,250
  2,000,000  OREGON HEALTH & SCIENCE UNIVERSITY SERIES B (COLLEGE & UNIVERSITY
             REVENUE)                                                                       5.00         07/01/2009       2,000,140
    775,000  OREGON STATE HOUSING & COMMUNITY SERVICES DEPARTMENT SINGLE FAMILY
             MORTGAGE PROGRAM SERIES G (SFHR)                                               4.70         07/01/2025         728,764
                                                                                                                          5,265,154
                                                                                                                       ------------
PENNSYLVANIA: 5.56%
  4,995,000  ALLEGHENY COUNTY AIRPORT AUTHORITY PITTSBURG INTERNATIONAL SERIES A
             (AIRPORT REVENUE)                                                              4.00         01/01/2011       5,010,884
  4,480,000  ALLEGHENY COUNTY AIRPORT AUTHORITY PITTSBURG INTERNATIONAL SERIES A
             (AIRPORT REVENUE, MBIA INSURED)                                                4.00         01/01/2010       4,502,848
  2,965,000  ALLEGHENY COUNTY AIRPORT AUTHORITY PITTSBURG SERIES A (AIRPORT
             REVENUE, FGIC INSURED)                                                         4.00         01/01/2010       2,956,550
  2,345,000  ALLEGHENY COUNTY HOSPITAL DEVELOPMENT AUTHORITY HEALTH SYSTEM WESTERN
             PENNSYLVANIA SERIES A (HOSPITAL REVENUE)                                       5.00         11/15/2009       2,344,039
  1,795,000  ALLEGHENY COUNTY HOSPITAL DEVELOPMENT AUTHORITY HEALTH SYSTEM WESTERN
             PENNSYLVANIA SERIES A (HOSPITAL REVENUE)                                       5.00         11/15/2010       1,748,115
 47,955,000  CITY OF PHILADELPHIA PA SERIES B (WATER & SEWER REVENUE, FIRST SECURITY
             BANK LOC)+/-ss                                                                 6.00         08/01/2018      47,955,000
  1,000,000  DELAWARE COUNTY AUTHORITY NEUMANN COLLEGE (COLLEGE & UNIVERSITY
             REVENUE)                                                                       5.13         10/01/2011         999,810
  5,500,000  DELAWARE COUNTY PA RESOURCE RECOVERY FACILITY SERIES A (IDR)                   6.10         07/01/2013       5,501,430
 50,000,000  DELAWARE VALLEY PA REGIONAL FINANCIAL AUTHORITY MODE 1 (OTHER
             REVENUE, LANDESBANK HESSEN-THUERINGEN LOC)+/-ss                                2.50         08/01/2016      50,000,000
 27,500,000  DELAWARE VALLEY PA REGIONAL FINANCIAL AUTHORITY SERIES D (OTHER
             REVENUE)+/-ss                                                                  2.50         12/01/2020      27,500,000
  1,085,000  ERIE COUNTY HOSPITAL AUTHORITY HAMOT HEALTH FOUNDATION SERIES A
             (HOSPITAL REVENUE, AMBAC INSURED)                                              5.38         05/15/2010       1,087,192
  2,115,000  GALLERY CERTIFICATE TRUST PENNSYLVANIA (PARKING FACILITIES REVENUE,
             FIRST SECURITY BANK LOC)                                                       4.50         02/15/2013       2,119,442
 20,400,000  HARRISBURG AUTHORITY SERIES D-1 (OTHER REVENUE, FIRST SECURITY BANK
             LOC)+/-ss                                                                      6.75         12/01/2033      21,073,812
  2,000,000  HARRISBURG PA AUTHORITY RESOURCE RECOVERY FACILITY CAPITAL
             APPRECIATION LIMITED OBLIGATION SERIES C##                                     4.79         12/15/2010       1,866,720
  4,210,000  LUZERNE COUNTY PA IDA PENNSYLVANIA AMERICAN SERIES A (UTILITIES
             REVENUE, AMBAC INSURED)+/-ss                                                   3.60         01/01/2033       4,219,683
  2,350,000  LYCOMING COUNTY AUTHORITY DIVINE PROVIDENCE HOSPITAL (HOSPITAL
             REVENUE, CONNIE LEE INSURANCE COMPANY INSURED)                                 5.38         11/15/2010       2,350,917
    455,000  MONROE COUNTY HOSPITAL AUTHORITY POCONO MEDICAL CENTER (HOSPITAL
             REVENUE)                                                                       5.00         01/01/2010         458,713
  2,375,000  MONTGOMERY COUNTY HIGHER EDUCATION & HEALTH AUTHORITY ABINGTON
             MEMORIAL HOSPITAL SERIES A (HOSPITAL REVENUE, AMBAC INSURED)                   4.80         06/01/2010       2,389,535
  1,185,000  MONTGOMERY COUNTY IDA RETIREMENT LIFE COMMUNITY SERIES A-1 (OTHER
             REVENUE)                                                                       5.00         11/15/2010       1,211,994
  5,680,000  PENNSYLVANIA EDFA ALBERT EINSTEIN HEALTHCARE SERIES A (HCFR)                   5.00         10/15/2011       5,790,987
  4,075,000  PENNSYLVANIA EDFA ALBERT EINSTEIN HEALTHCARE SERIES A (HCFR)                   5.00         10/15/2012       4,150,632
  2,000,000  PENNSYLVANIA EDFA COLVER PROJECT SERIES F (OTHER REVENUE, AMBAC
             INSURED)                                                                       4.50         12/01/2009       1,998,620

                 Wells Fargo Advantage Municipal Income Funds 87


Portfolio of Investments--June 30, 2009

ULTRA SHORT-TERM MUNICIPAL INCOME FUND

 PRINCIPAL   SECURITY NAME                                                             INTEREST RATE   MATURITY DATE       VALUE
-----------  -------------                                                             -------------   -------------   ------------
PENNSYLVANIA (continued)
$ 2,000,000  PENNSYLVANIA EDFA COLVER PROJECT SERIES F (PCR, AMBAC INSURED)                 5.00%        12/01/2012    $  1,954,540
  2,000,000  PENNSYLVANIA EDFA EXELON GENERATION SERIES A (ECONOMIC DEVELOPMENT
             REVENUE)+/-ss                                                                  5.00         12/01/2042       2,005,300
  4,800,000  PENNSYLVANIA HOUSING FINANCE AGENCY SERIES L (MFHR, GO OF AUTHORITY)           4.20         07/01/2009       4,800,384
 30,330,000  PHILADELPHIA AUTHORITY FOR INDUSTRIAL DEVELOPMENT SERIES A-2 (OTHER
             REVENUE, CITIZENS BANK LOC)+/-ss                                               3.25         06/01/2038      30,330,000
    500,000  PHILADELPHIA PA 7TH SERIES 1998 GENERAL ORDINANCE (UTILITIES REVENUE,
             AMBAC INSURED)                                                                 5.00         10/01/2013         503,580
  3,800,000  PHILADELPHIA PA REDEVELOPMENT AUTHORITY NEIGHBORHOOD TRANSFORMATION
             SERIES A (OTHER REVENUE, FGIC INSURED)                                         5.25         04/15/2011       3,886,906
  1,850,000  SCHUYLKILL COUNTY IDA PINE GROVE LANDFILL INCORPORATED (IDR)+/-ss              6.25         10/01/2019       1,850,000
                                                                                                                        242,567,633
                                                                                                                       ------------
PUERTO RICO: 3.31%
  1,895,000  COMMONWEALTH OF PUERTO RICO (OTHER REVENUE, FGIC INSURED)                      5.25         07/01/2010       1,936,444
  9,980,000  GOVERNMENT DEVELOPMENT BANK FOR PUERTO RICO SERIES B (OTHER REVENUE)           5.00         12/01/2009      10,070,519
 15,500,000  PUERTO RICO AQUEDUCT & SEWER AUTHORITY (WATER REVENUE)+/-ss(a)                 1.70         07/01/2011      14,492,500
    815,000  PUERTO RICO ELECTRIC POWER AUTHORITY SERIES SS (ELECTRIC REVENUE)              5.00         07/01/2010         832,612
  1,500,000  PUERTO RICO ELECTRIC POWER AUTHORITY SERIES UU (OTHER REVENUE, FIRST
             SECURITY BANK LOC)+/-ss                                                        1.33         07/01/2029         825,300
  1,000,000  PUERTO RICO ELECTRIC POWER AUTHORITY SERIES WW (ELECTRIC REVENUE)              5.00         07/01/2010       1,021,610
 10,505,000  PUERTO RICO HFA HOUSING VIVIENDA MODERNIZATION (HOUSING REVENUE)               4.75         10/01/2011      10,513,614
      5,000  PUERTO RICO HFA SERIES 2984 (HOUSING REVENUE, HUD INSURED)+/-ss                0.35         06/01/2012           5,000
    900,000  PUERTO RICO HIGHWAY & TRANSPORTATION AUTHORITY SERIES 2148 (TOLL ROAD
             REVENUE, CIFG INSURED)+/-ss                                                    1.00         07/01/2041         900,000
  8,125,000  PUERTO RICO INFRASTRUCTURE FINANCING AUTHORITY SERIES B+/-ss                   1.01         10/01/2040       8,125,000
  2,315,000  PUERTO RICO MUNICIPAL FINANCE AGENCY SERIES A (PROPERTY TAX REVENUE,
             FIRST SECURITY BANK LOC)                                                       5.63         08/01/2010       2,344,493
  4,725,000  PUERTO RICO PUBLIC BUILDINGS AUTHORITY SERIES C (LEASE REVENUE, GO OF
             COMMUNITY)                                                                     5.25         07/01/2009       4,725,236
 86,500,000  PUERTO RICO SALES TAX FINANCING CORPORATION FIRST SUB-SERIES A (SALES
             TAX REVENUE)+/-ss                                                              5.00         08/01/2039      87,468,800
    990,000  UNIVERSITY OF PUERTO RICO SERIES Q (COLLEGE & UNIVERSITY REVENUE)              5.00         06/01/2010       1,000,068
                                                                                                                        144,261,196
                                                                                                                       ------------
RHODE ISLAND: 1.27%
 40,205,000  NARRAGANSETT BAY COMMISSION SERIES A (SEWER REVENUE, CITIZENS BANK
             LOC)+/-ss                                                                      0.75         09/01/2034      40,205,000
    655,000  PROVIDENCE PUBLIC BUILDING AUTHORITY SCHOOL & PUBLIC FACILITY PROJECT
             SERIES A (LEASE REVENUE, AMBAC INSURED)                                        5.38         12/15/2011         673,425
 12,975,000  RHODE ISLAND HEALTH & EDUCATIONAL BUILDING CORPORATION HOSPITAL
             FINANCING SOUTH COUNTY HOSPITAL SERIES A (HOSPITAL REVENUE, RADIAN
             INSURED)+/-ss(m)(n)                                                           12.00         09/15/2035      12,975,000
  1,420,000  RHODE ISLAND HOUSING & MORTGAGE FINANCE CORPORATION HOMEOWN
             OPPORTUNITY SERIES 50-A (HOUSING REVENUE)                                      3.55         10/01/2011       1,464,190
                                                                                                                         55,317,615
                                                                                                                       ------------
SOUTH CAROLINA: 1.41%
  3,580,000  ANDERSON COUNTY SC (IDR)                                                       4.75         08/01/2010       3,561,921
  7,000,000  GREENVILLE HOSPITAL SYSTEM BOARD FACILITIES SERIES B (HCFR, SUNTRUST
             BANK LOC)+/-ss                                                                 2.45         05/01/2033       7,000,000
    330,000  ORANGEBURG COUNTY SCHOOL DISTRICT # 005 SERIES B (LEASE REVENUE, AMBAC
             INSURED)                                                                       4.10         03/01/2010         336,201
  2,250,000  ORANGEBURG JOINT GOVERNMENTAL ACTION AUTHORITY ORANGEBURG COUNTY
             SERIES C (HOSPITAL REVENUE)                                                    5.00         10/01/2010       2,295,878
  2,050,000  ORANGEBURG JOINT GOVERNMENTAL ACTION AUTHORITY ORANGEBURG PROJECT
             (SALES TAX REVENUE, MBIA INSURED)                                              5.00         10/01/2009       2,059,922
  1,300,000  ORANGEBURG JOINT GOVERNMENTAL ACTION AUTHORITY SERIES C (HOSPITAL
             REVENUE, MBIA INSURED)                                                         5.00         04/01/2010       1,317,602
  4,000,000  SOUTH CAROLINA JOBS ECONOMIC DEVELOPMENT AUTHORITY PALMETTO HEALTH
             (HOSPITAL REVENUE)+/-ss                                                        1.35         08/01/2039       3,693,800

                 88 Wells Fargo Advantage Municipal Income Funds


                                         Portfolio of Investments--June 30, 2009

ULTRA SHORT-TERM MUNICIPAL INCOME FUND

 PRINCIPAL   SECURITY NAME                                                             INTEREST RATE   MATURITY DATE       VALUE
-----------  -------------                                                             -------------   -------------   ------------
SOUTH CAROLINA (continued)
$ 2,000,000  SOUTH CAROLINA STATE HOUSING FINANCE & DEVELOPMENT AUTHORITY RURAL
             HOUSING APARTMENTS SERIES B (HOUSING REVENUE, GIC RABOBANK NEDERLAND
             LOC)                                                                           4.13%        10/01/2009    $  2,004,800
    965,000  SOUTH CAROLINA STATE HOUSING FINANCE & DEVELOPMENT AUTHORITY SERIES A
             (HOUSING REVENUE, AMBAC INSURED)                                               3.60         07/01/2033         899,496
 32,510,000  TOBACCO SETTLEMENT REVENUE MANAGEMENT AUTHORITY SC (OTHER REVENUE)             5.00         06/01/2018      32,416,046
  5,655,000  TOBACCO SETTLEMENT REVENUE MANAGEMENT AUTHORITY SC SERIES B (OTHER
             REVENUE)                                                                       6.00         05/15/2022       5,958,165
                                                                                                                         61,543,831
                                                                                                                       ------------
SOUTH DAKOTA: 0.05%
    310,000  SOUTH DAKOTA HOUSING DEVELOPMENT AUTHORITY                                     4.72         05/01/2025         311,104
  1,920,000  SOUTH DAKOTA HOUSING DEVELOPMENT AUTHORITY HOMEOWNERSHIP MORTGAGE
             SERIES A (HOUSING REVENUE)                                                     3.85         05/01/2011       1,977,850
                                                                                                                          2,288,954
                                                                                                                       ------------
TENNESSEE: 2.69%
  4,000,000  CLARKSVILLE NATURAL GAS ACQUISITION CORPORATION (OTHER REVENUE)                5.00         12/15/2010       3,958,760
  2,685,000  CLARKSVILLE NATURAL GAS ACQUISITION CORPORATION (UTILITIES REVENUE)            5.00         12/15/2012       2,602,248
  5,570,000  ELIZABETHTON TN HEALTH & EDUCATIONAL FACILITIES PREREFUNDED
             (EDUCATIONAL FACILITIES REVENUE, MBIA INSURED)ss                               7.75         07/01/2012       6,441,928
  6,000,000  JOHNSON CITY TN HEALTH & EDUCATIONAL FACILITIES BOARD FIRST MORTGAGE
             MTN STATES HEALTH SERIES A PREREFUNDED (HFFA REVENUE)ss                        7.50         07/01/2033       6,801,660
  8,000,000  JOHNSON CITY TN HEALTH & EDUCATIONAL FACILITIES PREREFUNDED
             (EDUCATIONAL FACILITIES REVENUE, MBIA INSURED)ss                               7.50         07/01/2012       9,068,880
  4,075,000  MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY FEDERAL EXPRESS CORPORATION
             (IDR)                                                                          5.00         09/01/2009       4,075,204
 10,000,000  SEVIER COUNTY PUBLIC BUILDING AUTHORITY CLAIBORNE (OTHER REVENUE)              4.00         12/01/2010      10,184,000
  4,500,000  SEVIER COUNTY TN PUBLIC BUILDING AUTHORITY PUBLIC PROJECTS
             CONSTRUCTION NOTES TAUD SERIES A-5 (UTILITIES REVENUE)+/-ss                    3.00         04/01/2010       4,499,415
 10,600,000  SEVIER COUNTY TN PUBLIC BUILDING AUTHORITY PUBLIC PROJECTS CONTRACT
             NOTES SERIES A-6 (OTHER REVENUE)+/-ss                                          3.00         04/01/2010      10,603,922
  9,405,000  TENNESSEE ENERGY ACQUISITION CORPORATION SERIES A (OTHER REVENUE)              5.00         09/01/2009       9,423,340
  9,550,000  TENNESSEE ENERGY ACQUISITION CORPORATION SERIES A (OTHER REVENUE)              5.00         09/01/2010       9,644,736
  5,570,000  TENNESSEE ENERGY ACQUISITION CORPORATION SERIES A (OTHER REVENUE)              5.00         09/01/2012       5,590,665
  4,915,000  TENNESSEE ENERGY ACQUISITION CORPORATION SERIES C (OTHER REVENUE)              5.00         02/01/2012       4,942,573
  5,000,000  TENNESSEE ENERGY ACQUISITION CORPORATION SERIES C (OTHER REVENUE)              5.00         02/01/2013       4,957,150
  4,885,000  TENNESSEE ENERGY ACQUISITION CORPORATION SERIES C (UTILITIES REVENUE)          5.00         02/01/2011       4,936,195
 11,650,000  TENNESSEE TN ENERGY ACQUISITION CORPORATION SERIES A (FUEL SALES TAX
             REVENUE)                                                                       5.00         09/01/2011      11,786,655
  7,675,000  TENNESSEE TN ENERGY ACQUISITION CORPORATION SERIES C (OTHER REVENUE)           5.00         02/01/2010       7,723,890
                                                                                                                        117,241,221
                                                                                                                       ------------
TEXAS: 6.93%
 10,000,000  ARLINGTON TX SPECIAL OBLIGATION DALLAS COWBOYS SERIES A                        5.00         08/15/2034      10,023,000
  3,945,000  AUSTIN HOUSING FINANCE CORPORATION STONY CREEK PRINCETON SERIES A
             PREREFUNDED (HOUSING REVENUE)ss                                                7.75         11/01/2009       4,096,567
  3,000,000  BRAZOS RIVER TEXAS HARBOR NAVIGATION DISTRICT THE DOW CHEMICAL COMPANY
             (OTHER REVENUE)                                                                5.25         10/01/2011       2,997,420
  6,445,000  DALLAS-FORT WORTH INTERNATIONAL AIRPORT FACILITIES IMPROVEMENT
             CORPORATION SERIES A (AIRPORT REVENUE, XLCA COMPANY INSURED)                   5.00         11/01/2010       6,494,627
  1,555,000  DALLAS-FORT WORTH INTERNATIONAL AIRPORT FACILITIES IMPROVEMENT
             CORPORATION SERIES A (AIRPORT REVENUE, XLCA COMPANY INSURED)                   5.00         11/01/2012       1,563,102
  1,465,000  GARZA COUNTY TX PUBLIC FACILITY CORPORATION (LEASE REVENUE)                    5.00         10/01/2011       1,483,562
  3,750,000  HARRIS COUNTY CULTURAL EDUCATION FACILITIES FINANCE CORPORATION
             METHODIST HOSPITAL SYSTEM SERIES B-1 (HOSPITAL REVENUE)+/-ss                   5.00         12/01/2028       3,922,013
  2,355,000  HARRIS COUNTY HEALTH FACILITIES DEVELOPMENT CORPORATION MEMORIAL
             HOSPITAL SYSTEM PROJECT SERIES A (HCFR, MBIA INSURED)                          6.00         06/01/2010       2,400,734
  1,425,000  HARRIS COUNTY TX SERIES B-2 (TOLL ROAD REVENUE)+/-ss                           5.00         08/15/2021       1,430,615

                 Wells Fargo Advantage Municipal Income Funds 89


Portfolio of Investments--June 30, 2009

ULTRA SHORT-TERM MUNICIPAL INCOME FUND

PRINCIPAL    SECURITY NAME                                                             INTEREST RATE   MATURITY DATE       VALUE
----------   -------------                                                             -------------   -------------  --------------
TEXAS (continued)
$11,000,000  HOUSTON TX FIRST LIEN SERIES C (WATER REVENUE, AMBAC INSURED)+/-ss             5.00%        05/15/2034   $   11,520,190
  3,625,000  HOUSTON TX FIRST LIEN SERIES C1 (UTILITIES REVENUE, AMBAC INSURED)+/-ss        5.00         05/15/2034        3,796,426
  3,000,000  HOUSTON TX SUB LIEN SERIES A (AIRPORT REVENUE, FIRST SECURITY BANK LOC)        5.75         07/01/2011        3,071,310
  2,200,000  HOUSTON TX SUB LIEN SERIES B (AIRPORT REVENUE, FGIC INSURED)                   5.25         07/01/2011        2,202,992
  2,425,000  JUDSON TX INDEPENDENT SCHOOL DISTRICT SERIES 2690 (PROPERTY
             TAX REVENUE, FIRST SECURITY BANK LOC)+/-ss                                     1.05         08/01/2012        2,425,000
  4,500,000  MATAGORDA COUNTY TX NAVIGATION DISTRICT # 1 TEXAS CENTER
             COMPANY PROJECT (OTHER REVENUE)+/-ss                                           5.13         06/01/2030        4,547,520
  1,300,000  MONTGOMERY COUNTY TX UNLIMITED TAX ADJUSTMENT RATE SERIES B
             (PROPERTY TAX REVENUE, FIRST SECURITY BANK LOC)+/-ss                           3.00         03/01/2028        1,300,637
  4,230,000  NORTH CENTRAL TEXAS HEALTH FACILITY DEVELOPMENT CORPORATION
             CHILDRENS MEDICAL CENTER PROJECT (HOSPITAL REVENUE, MBIA INSURED)              5.75         08/15/2013        4,235,964
 35,500,000  NORTH TEXAS TOLLWAY AUTHORITY FIRST TIER PUT SERIES L2 (TOLL
             ROAD REVENUE)+/-ss                                                             6.00         01/01/2038       37,009,460
  3,115,000  NORTH TEXAS TOLLWAY AUTHORITY FIRST TIER SERIES G (TOLL ROAD
             REVENUE)+/-ss                                                                  5.00         01/01/2038        3,153,813
 18,400,000  NORTH TEXAS TOLLWAY AUTHORITY SERIES E-1 (OTHER REVENUE)+/-ss                  5.00         01/01/2038       18,595,224
  9,850,000  NORTH TEXAS TOLLWAY AUTHORITY SERIES L-1 (TOLL ROAD REVENUE)+/-ss              5.50         01/01/2038       10,217,996
  9,240,000  NORTH TEXAS TOLLWAY AUTHORITY SYSTEM FIRST TIER SERIES H
             (TOLL ROAD REVENUE)+/-ss                                                       5.00         01/01/2043        9,447,992
  9,000,000  NORTHSIDE TEXAS INDEPENDENT SCHOOL DISTRICT BUILDING
             (PROPERTY TAX REVENUE)+/-ss                                                    2.10         06/01/2039        8,997,480
  1,500,000  SA ENERGY ACQUISITION PUBLIC FACILITY CORPORATION GAS SUPPLY REVENUE
             (UTILITIES REVENUE)                                                            5.00         08/01/2011        1,517,520
  2,500,000  SA ENERGY ACQUISITION PUBLIC FACILITY CORPORATION TX GAS
             SUPPLY REVENUE (OTHER REVENUE)                                                 5.00         08/01/2010        2,524,025
  1,060,000  SABINE RIVER TX IDA NORTHEAST TEXAS NATIONAL RURAL UTILITY
             COMPANY 84Q (IDR, GUARANTEE AGREEMENT)+/-ss                                    4.40         08/15/2014        1,060,095
  4,000,000  SAN ANTONIO TX ELECTRIC & GAS SYSTEM (ELECTRIC REVENUE)+/-ss                   3.63         12/01/2027        4,100,920
  8,935,000  SPRING TX INDEPENDENT SCHOOL DISTRICT SCHOOL HOUSE SERIES
             2005 CLASS A (PROPERTY TAX REVENUE, FIRST SECURITY BANK LOC)+/-ss              5.00         08/15/2028        8,963,145
  2,285,000  SPRING TX INDEPENDENT SCHOOL DISTRICT SCHOOL HOUSE SERIES
             2005 CLASS A (PROPERTY TAX REVENUE, FIRST SECURITY BANK LOC)+/-ss              5.00         08/15/2029        2,292,198
 49,475,000  TEXAS MOBILITY FUND SERIES B (PROPERTY TAX REVENUE, DEPFA
             BANK PLC LOC)+/-ss                                                             5.00         04/01/2030       49,475,000
  2,695,000  TEXAS MUNICIPAL GAS ACQUISITION & SUPPLY CORPORATION I
             SENIOR LIEN SERIES D (OTHER REVENUE)                                           5.00         12/15/2009        2,690,122
  4,405,000  TEXAS MUNICIPAL GAS ACQUISITION & SUPPLY CORPORATION I
             SERIES A (OTHER REVENUE)                                                       5.00         12/15/2011        4,333,903
  4,785,000  TEXAS MUNICIPAL GAS ACQUISITION & SUPPLY CORPORATION I
             SERIES B (UTILITIES REVENUE)+/-                                                0.75         12/15/2009        4,658,198
 10,300,000  TEXAS MUNICIPAL GAS ACQUISITION & SUPPLY CORPORATION II
             (OTHER REVENUE)+/-ss                                                           1.12         09/15/2017        8,610,800
    665,000  TEXAS MUNICIPAL GAS ACQUISITION & SUPPLY CORPORATION II
             (UTILITIES REVENUE)+/-ss                                                       0.82         09/15/2010          639,065
 28,900,000  TEXAS MUNICIPAL GAS ACQUISITION & SUPPLY CORPORATION II
             (UTILITIES REVENUE)+/-ss                                                       1.07         09/15/2017       23,871,400
  3,000,000  TEXAS MUNICIPAL POWER AGENCY (ELECTRIC REVENUE, AMBAC INSURED)##               2.22         09/01/2009        2,988,750
 25,750,000  TEXAS TRANSPORTATION COMMISSION FIRST TIER (TOLL ROAD REVENUE)+/-ss            5.00         08/15/2042       26,052,820
  3,400,000  TITUS FRESH WATER SUPPLY DISTRICT TX FRESH WATER SUPPLY
             DISTRICT # 1 POWER COMPANY (ELECTRIC REVENUE)                                  4.50         07/01/2011        3,394,220
                                                                                                                         302,105,825
                                                                                                                      --------------
UTAH: 0.76%
    165,000  UTAH HFA SFMR (HOUSING REVENUE)                                                6.00         01/01/2031          157,484
 32,800,000  UTAH STATE BOARD OF REGENTS SERIES A (OTHER REVENUE, DEPFA
             BANK PLC LOC)+/-ss                                                             5.75         11/01/2023       32,800,000
                                                                                                                          32,957,484
                                                                                                                      --------------
VERMONT: 0.01%
    360,000  VERMONT HOUSING FINANCE AGENCY AMT HOUSING SERIES 16A (SFMR)                   4.95         05/01/2032          353,351
                                                                                                                      --------------
VIRGINIA: 2.52%
 15,025,000  ALEXANDRIA IDA AMERICAN SOCIETY CLINICAL SERIES B
             (OTHER REVENUE, SUNTRUST BANK LOC)+/-ss                                        1.00         10/01/2043       15,025,000
  1,125,000  AMELIA COUNTY VA IDA WASTE MANAGEMENT PROJECT+/-ss                             4.80         04/01/2027        1,130,130
 43,860,000  FAIRFAX COUNTY IDA INNOVATIONAL HEALTH SYSTEM PROJECT SERIES C-2
             (HOSPITAL REVENUE, LANDESBANK HESSEN-THUERINGEN LOC)+/-ss                      1.35         05/15/2026       43,860,000

                 90 Wells Fargo Advantage Municipal Income Funds


                                         Portfolio of Investments--June 30, 2009

ULTRA SHORT-TERM MUNICIPAL INCOME FUND

PRINCIPAL    SECURITY NAME                                                             INTEREST RATE   MATURITY DATE       VALUE
----------   -------------                                                             -------------   -------------  --------------
VIRGINIA (continued)
$   875,000  LOUISA VA IDA VIRGINIA ELECTRIC & POWER COMPANY PROJECT
             SERIES A (IDR)+/-ss                                                            4.25%        09/01/2030   $      880,898
 34,455,000  LYNCHBURG IDA HOSPITAL CENTRAL HEALTH SERIES A (HOSPITAL REVENUE)+/-ss         2.50         01/01/2028       34,455,000
  8,250,000  LYNCHBURG IDA HOSPITAL CENTRAL HEALTH SERIES E (HCFR,
             SUNTRUST BANK LOC)                                                             2.50         01/01/2035        8,250,000
  5,000,000  PENINSULA PORTS AUTHORITY DOMINION TERM ASSOCIATION PROJECT
             (OTHER REVENUE, GUARANTEE AGREEMENT)+/-ss                                      5.00         10/01/2033        5,061,200
  1,355,000  VIRGINIA HOUSING DEVELOPMENT AUTHORITY SERIES D
             (HOUSING REVENUE, GO OF AUTHORITY)                                             5.13         10/01/2010        1,389,945
                                                                                                                         110,052,173
                                                                                                                      --------------
WASHINGTON: 0.59%
  3,885,000  GREATER WENATCHEE REGIONAL EVENTS CENTER PUBLIC FACILITIES
             DISTRICT (OTHER REVENUE)                                                       5.00         12/01/2011        3,997,082
  1,500,000  GREATER WENATCHEE REGIONAL EVENTS CENTER PUBLIC FACILITIES
             DISTRICT SERIES A (OTHER REVENUE)                                              4.75         12/01/2011        1,512,030
    560,000  GREATER WENATCHEE REGIONAL EVENTS CENTER PUBLIC FACILITIES
             DISTRICT SERIES A (OTHER REVENUE)                                              5.25         12/01/2011          569,856
  1,000,000  PORT OF SEATTLE SERIES B (AIRPORT REVENUE, FGIC INSURED)                       5.50         09/01/2011        1,044,580
  5,825,000  PORT SEATTLE WA SERIES B (AIRPORT REVENUE, AMBAC INSURED)                      5.25         12/01/2014        5,855,640
  1,000,000  WASHINGTON HEALTH CARE FACILITIES AUTHORITY GROUP HEALTH
             COOPERATIVE OF PUGET SOUND (HOSPITAL REVENUE, AMBAC INSURED)                   5.25         12/01/2009        1,006,620
  8,950,000  WASHINGTON HEALTH CARE FACILITIES AUTHORITY PARS PROVIDENCE
             HEALTH SYSTEM SERIES B (HOSPITAL REVENUE)+/-ss(a)                              0.23         10/01/2010        8,681,500
  3,065,000  WASHINGTON STATE HEALTH CARE FACILITIES GROUP HEALTH
             COOPERATIVE PUGET SOUND (HCFR, MBIA INSURED)                                   6.75         12/01/2011        3,067,176
                                                                                                                          25,734,484
                                                                                                                      --------------
WEST VIRGINIA: 0.12%
  5,015,000  WEST VIRGINIA ECONOMIC DEVELOPMENT AUTHORITY APPALACHIAN POWER
             COMPANY AMOS PROJECT SERIES E (OTHER REVENUE)+/-ss                             7.13         12/01/2038        5,118,359
                                                                                                                      --------------
WISCONSIN: 2.98%
  3,315,000  BADGER WI TOBACCO ASSET SECURITIZATION CORPORATION ASSET-BACKED
             (OTHER REVENUE)                                                                5.75         06/01/2011        3,573,968
     90,000  JACKSON WI CDA KETTLE MORAINE LUTHERAN (PRIVATE SCHOOL REVENUE,
             MARSHALL & ISLEY BANK LOC)+/-ss                                                1.83         06/01/2031           90,000
  1,000,000  KRONENWETTER WI RDA (OTHER REVENUE)                                            4.50         05/01/2011        1,006,320
 20,520,000  MARSHFIELD WI SERIES C (ELECTRIC REVENUE)                                      4.00         12/01/2010       20,873,354
    780,000  MONONA SEWER SYSTEMS REVENUE WISCONSIN BOND ANTICIPATION NOTES
             (SEWER REVENUE)                                                                4.50         05/01/2011          785,218
  3,020,000  WAUKESHA HOUSING AUTHORITY PARK PLACE APARTMENTS PROJECT
             (HOUSING REVENUE, MARSHALL & ISLEY BANK LOC)+/-ss                              4.00         02/01/2026        3,020,000
  1,500,000  WISCONSIN HEFA AURORA HEALTH CARE INCORPORATED (HFFA REVENUE)                  5.00         08/15/2010        1,502,775
 13,100,000  WISCONSIN HEFA AURORA HEALTH CARE OBLIGATED (HOSPITAL REVENUE)                 5.25         08/15/2012       13,112,707
  5,645,000  WISCONSIN HEFA BLOOD CENTER SERIES A (HOSPITAL REVENUE,
             MARSHALL & ISLEY BANK LOC)+/-ss                                                3.00         06/01/2019        5,645,000
  3,060,000  WISCONSIN HEFA COMMUNITY HEALTH SERIES B (HOSPITAL REVENUE,
             FIFTH THIRD BANK LOC)+/-ss                                                     3.00         08/01/2034        3,060,000
 13,280,000  WISCONSIN HEFA JOSEPHS COMMUNITY HOSPITAL PROJECT (HOSPITAL
             REVENUE, MARSHALL & ISLEY BANK LOC)+/-ss                                       3.25         09/01/2021       13,280,000
  1,000,000  WISCONSIN HEFA MERITER SERIES A (HOSPITAL REVENUE, FGIC INSURED)               6.30         12/01/2009        1,012,940
  1,200,000  WISCONSIN HEFA ST. JOSEPH'S COMMUNITY HOSPITAL PROJECT
             (HOSPITAL REVENUE, MARSHALL & ISLEY BANK LOC)+/-ss                             3.25         09/01/2030        1,200,000
  1,105,000  WISCONSIN HEFA THE DAY CARE INCORPORATED SERIES B (HOSPITAL REVENUE)           4.00         12/15/2009        1,112,857
 10,250,000  WISCONSIN HEFA WAUSAU HOSPITAL SERIES B (HOSPITAL REVENUE,
             AMBAC INSURED)+/-ss                                                            2.80         08/15/2013       10,250,000
    900,000  WISCONSIN HOUSING & ECONOMIC DEVELOPMENT AUTHORITY SERIES B
             (HOUSING REVENUE, GUARANTEE AGREEMENT)+/-ss                                    1.10         05/01/2035          900,000
 49,300,000  WISCONSIN STATE HEFAR AURORA HEALTH CARE SERIES C (HCFR,
             MARSHALL & ISLEY BANK LOC)+/-ss                                                3.60         04/01/2028       49,300,000
                                                                                                                         129,725,139
                                                                                                                      --------------

                 Wells Fargo Advantage Municipal Income Funds 91


Portfolio of Investments--June 30, 2009

ULTRA SHORT-TERM MUNICIPAL INCOME FUND

PRINCIPAL    SECURITY NAME                                                             INTEREST RATE   MATURITY DATE       VALUE
----------   -------------                                                             -------------   -------------  --------------
WYOMING: 0.07%
$ 3,075,000  LINCOLN WY POLLUTION CONTROL PACIFICORP (OTHER REVENUE)+/-ss                   3.40%        01/01/2016   $    3,081,774
                                                                                                                      --------------
TOTAL MUNICIPAL BONDS & NOTES (COST $3,966,785,469)                                                                    3,976,676,344
                                                                                                                      --------------

  SHARES
-----------
SHORT-TERM INVESTMENTS: 2.81%

                                                                                           YIELD
                                                                                       -------------
MUTUAL FUNDS: 2.81%
122,429,298  WELLS FARGO ADVANTAGE NATIONAL TAX-FREE MONEY MARKET TRUST~+++                 0.22%                        122,429,298
                                                                                                                      --------------
TOTAL SHORT-TERM INVESTMENTS (COST $122,429,298)                                                                         122,429,298
                                                                                                                      --------------

PRINCIPAL                                                                              INTEREST RATE
----------                                                                             -------------
COMMERCIAL PAPER: 0.82%
$25,000,000  ORANGE COUNTY HEALTH FACILITY                                                  3.10         07/07/2009       25,000,000
 10,664,000  SUNSHINE STATE GOVERNMENT FINANCE                                              3.00         07/07/2009       10,664,000
                                                                                                                      --------------
TOTAL COMMERCIAL PAPER (COST $35,664,000)                                                                                 35,664,000
                                                                                                                      --------------
TOTAL INVESTMENTS IN SECURITIES
(COST $4,124,878,767)*                                                        94.82%                                  $4,134,769,642
Other Assets and Liabilities, Net                                              5.18                                      225,970,775
                                                                             ------                                   --------------
TOTAL NET ASSETS                                                             100.00%                                  $4,360,740,417
                                                                             ------                                   --------------

----------
+/-  Variable rate investments.

ss These securities are subject to a demand feature which reduces the effective maturity.

(m) An auction-rate security whose interest rate resets at predetermined short-term intervals through a Dutch auction: rate shown represents the rate in effect at period-end.

(n) Auction to set interest rate on security failed at period end due to insufficient investor interest; failed auction does not itself cause a default.

##   Zero coupon bond. Interest rate presented is yield to maturity.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

~ This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The Wells Fargo Advantage Money Market Fund does not pay an investment advisory fee.

+++ Short-term security of an affiliate of the Fund with a cost of $122,429,298.

* Cost for federal income tax purposes is $4,126,678,543 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                $16,208,193
Gross unrealized depreciation                 (8,117,094)
                                             -----------
Net unrealized appreciation (depreciation)   $ 8,091,099

The accompanying notes are an integral part of these financial statements.

                 92 Wells Fargo Advantage Municipal Income Funds


                                         Portfolio of Investments--June 30, 2009

WISCONSIN TAX-FREE FUND

 PRINCIPAL   SECURITY NAME                                                             INTEREST RATE   MATURITY DATE       VALUE
-----------  -------------                                                             -------------   -------------   ------------
MUNICIPAL BONDS & NOTES: 98.89%
ALABAMA: 0.75%
$   740,000  BIRMINGHAM AL NEW PUBLIC HOUSING AUTHORITY (HOUSING REVENUE,
             GUARANTEE AGREEMENT)                                                           5.00%        06/01/2011    $    788,522
                                                                                                                       ------------
GUAM: 3.70%
    485,000  GUAM GOVERNMENT LIMITED OBLIGATION INFRASTRUCTURE IMPROVEMENT SERIES
             A (SALES TAX REVENUE, AMBAC INSURED)                                           5.25         11/01/2009         481,018
  1,000,000  GUAM GOVERNMENT LIMITED SERIES A (GO - STATES, TERRITORIES, FIRST
             SECURITY BANK LOC)                                                             5.50         12/01/2010       1,040,360
    500,000  GUAM GOVERNMENT SECTION 30 SERIES A (OTHER REVENUE)                            5.00         12/01/2013         516,150
    850,000  GUAM INTERNATIONAL AIRPORT AUTHORITY SERIES C (AIRPORT REVENUE, MBIA
             INSURED)                                                                       5.38         10/01/2017         836,868
      5,000  GUAM POWER AUTHORITY SERIES A (ELECTRIC REVENUE)                               5.25         10/01/2013           4,901
  1,000,000  TERRITORY OF GUAM SECTION 30 SERIES A (OTHER REVENUE)                          5.50         12/01/2019         993,380
                                                                                                                          3,872,677
                                                                                                                       ------------
PUERTO RICO: 37.86%
    250,000  CHILDREN'S TRUST FUND (OTHER REVENUE)                                          5.00         05/15/2011         249,205
    250,000  CHILDREN'S TRUST FUND PUERTO RICO TOBACCO SETTLEMENT ASSET-BACKED
             (EXCISE TAX REVENUE)                                                           4.13         05/15/2011         245,345
    350,000  COMMONWEALTH OF PUERTO RICO (OTHER REVENUE, FGIC INSURED)                      5.50         07/01/2013         358,953
    100,000  COMMONWEALTH OF PUERTO RICO PUBLIC IMPROVEMENT (OTHER REVENUE, FIRST
             SECURITY BANK LOC)                                                             5.25         07/01/2020         101,461
    200,000  COMMONWEALTH OF PUERTO RICO PUBLIC IMPROVEMENT SERIES A (FUEL SALES
             TAX REVENUE)                                                                   5.50         07/01/2016         203,954
     25,000  PUERTO RICO AQUEDUCT & SEWER AUTHORITY (WATER & WASTEWATER AUTHORITY
             REVENUE LOC)                                                                   6.25         07/01/2012          28,641
  2,000,000  PUERTO RICO AQUEDUCT & SEWER AUTHORITY (WATER REVENUE)+/-ss(a)                 1.70         07/01/2011       1,870,000
  1,000,000  PUERTO RICO COMMONWEALTH (SALES TAX REVENUE, GUARANTEE AGREEMENT)              5.50         07/01/2018       1,047,700
  1,000,000  PUERTO RICO COMMONWEALTH HIGHWAY & TRANSPORTATION AUTHORITY SERIES L
             (TRANSPORTATION REVENUE, CIFG INSURED)                                         5.25         07/01/2019         967,900
    170,000  PUERTO RICO CONVENTION CENTER AUTHORITY SERIES A (OTHER REVENUE)               4.00         07/01/2010         170,134
    355,000  PUERTO RICO ELECTRIC POWER AUTHORITY CAPITAL APPRECIATION SERIES O##           4.13         07/01/2017         256,022
    650,000  PUERTO RICO ELECTRIC POWER AUTHORITY SERIES 00 (ELECTRIC REVENUE,
             CIFG INSURED)                                                                  5.00         07/01/2013         679,471
    250,000  PUERTO RICO ELECTRIC POWER AUTHORITY SERIES CC (ELECTRIC REVENUE,
             MBIA INSURED)                                                                  5.25         07/01/2009         250,015
    900,000  PUERTO RICO ELECTRIC POWER AUTHORITY SERIES JJ (ELECTRIC REVENUE,
             XLCA INSURED)                                                                  5.25         07/01/2012         944,262
    100,000  PUERTO RICO ELECTRIC POWER AUTHORITY SERIES KK (ELECTRIC REVENUE)              5.00         07/01/2011         103,200
  1,000,000  PUERTO RICO ELECTRIC POWER AUTHORITY SERIES RR (ELECTRIC REVENUE,
             FGIC INSURED)                                                                  5.00         07/01/2022         947,760
    105,000  PUERTO RICO ELECTRIC POWER AUTHORITY SERIES S (ELECTRIC REVENUE, MBIA
             INSURED)                                                                       6.13         07/01/2009         105,009
    515,000  PUERTO RICO ELECTRIC POWER AUTHORITY SERIES TT (ELECTRIC REVENUE)              5.00         07/01/2022         487,638
    500,000  PUERTO RICO ELECTRIC POWER AUTHORITY SERIES WW (POWER REVENUE)                 5.00         07/01/2011         516,000
    500,000  PUERTO RICO ELECTRIC POWER AUTHORITY SERIES WW (POWER REVENUE)                 5.25         07/01/2033         447,955
     55,000  PUERTO RICO HFA (HFFA, HUD INSURED)                                            4.50         12/01/2009          55,745
    170,000  PUERTO RICO HFA (HFFA, HUD INSURED)                                            5.00         12/01/2014         181,106
    500,000  PUERTO RICO HFA (HOUSING REVENUE)                                              5.50         12/01/2018         542,825
  4,220,000  PUERTO RICO HFA FEDERAL MODERNIZATION (HOUSING REVENUE)                        5.13         12/01/2027       4,271,737
  1,465,000  PUERTO RICO HFA HOUSING VIVIENDA MODERNIZATION (HOUSING REVENUE)               4.75         10/01/2011       1,466,201
    230,000  PUERTO RICO HFA PREREFUNDED (HFFA, HUD INSURED)ss                              5.00         12/01/2013         256,728
  1,500,000  PUERTO RICO HIGHWAY & TRANSPORTATION AUTHORITY (FUEL SALES TAX
             REVENUE, MBIA INSURED)                                                         5.50         07/01/2013       1,540,575
    100,000  PUERTO RICO HIGHWAY & TRANSPORTATION AUTHORITY SERIES 2148 (TOLL ROAD
             REVENUE, CIFG INSURED)+/-ss                                                    1.00         07/01/2041         100,000
    400,000  PUERTO RICO HIGHWAY & TRANSPORTATION AUTHORITY SERIES 2447 (OTHER
             REVENUE, ASSURED GUARANTY)+/-ss                                                0.32         07/01/2036         400,000
    800,000  PUERTO RICO HIGHWAY & TRANSPORTATION AUTHORITY SERIES 246 (TOLL ROAD
             REVENUE, FIRST SECURITY BANK LOC)+/-ss++                                       1.85         07/01/2027         800,000
    165,000  PUERTO RICO HIGHWAY & TRANSPORTATION AUTHORITY SERIES A (FUEL SALES
             TAX REVENUE)                                                                   5.50         07/01/2013         169,463

                 Wells Fargo Advantage Municipal Income Funds 93


Portfolio of Investments--June 30, 2009

WISCONSIN TAX-FREE FUND

 PRINCIPAL   SECURITY NAME                                                             INTEREST RATE   MATURITY DATE       VALUE
-----------  -------------                                                             -------------   -------------   ------------
PUERTO RICO (continued)
$   300,000  PUERTO RICO HIGHWAY & TRANSPORTATION AUTHORITY SERIES W (FUEL SALES
             TAX REVENUE, FIRST SECURITY BANK LOC)                                          5.50%        07/01/2013    $    315,879
    240,000  PUERTO RICO HOUSING FINANCIAL CORPORATION SERIES F8J (HOUSING REVENUE,
             FHA INSURED)+/-ss                                                              5.50         06/01/2021         240,000
    405,000  PUERTO RICO INDUSTRIAL TOURIST EDUCATIONAL MEDICAL & ENVIRONMENTAL
             CONTROL FACILITIES FINANCING AUTHORITY ANA G. MENDEZ UNIVERSITY SYSTEM
             PROJECT                                                                        5.00         12/01/2009         404,583
    430,000  PUERTO RICO INDUSTRIAL TOURIST EDUCATIONAL MEDICAL & ENVIRONMENTAL
             CONTROL FACILITIES FINANCING AUTHORITY ANA G. MENDEZ UNIVERSITY SYSTEM
             PROJECT                                                                        5.00         12/01/2010         427,257
     25,000  PUERTO RICO INDUSTRIAL TOURIST EDUCATIONAL MEDICAL & ENVIRONMENTAL
             CONTROL FACILITIES FINANCING AUTHORITY FHA INSURED DR. PILA HOSPITAL
             PROJECT A                                                                      6.50         11/15/2020          25,567
     60,000  PUERTO RICO INDUSTRIAL TOURIST EDUCATIONAL MEDICAL & ENVIRONMENTAL
             CONTROL FACILITIES FINANCING AUTHORITY FHA INSURED DR. PILA HOSPITAL
             PROJECT A (HCFR)                                                               5.88         08/01/2012          60,161
    215,000  PUERTO RICO INDUSTRIAL TOURIST EDUCATIONAL MEDICAL & ENVIRONMENTAL
             CONTROL FACILITIES FINANCING AUTHORITY FHA INSURED DR. PILA HOSPITAL
             PROJECT A (HCFR)                                                               5.50         07/01/2017         209,911
    600,000  PUERTO RICO INDUSTRIAL TOURIST EDUCATIONAL MEDICAL & ENVIRONMENTAL
             CONTROL FACILITIES UNIVERSITY PLAZA PROJECT SERIES A (COLLEGE &
             UNIVERSITY REVENUE, MBIA INSURED)                                              5.63         07/01/2013         605,082
  7,000,000  PUERTO RICO INFRASTRUCTURE FINANCING AUTHORITY SERIES B+/-ss                   1.25         10/01/2040       7,000,000
  3,000,000  PUERTO RICO INFRASTRUCTURE FINANCING AUTHORITY SERIES C (TAX REVENUE,
             FGIC INSURED)                                                                  5.50         07/01/2022       2,743,050
    105,000  PUERTO RICO MUNICIPAL FINANCE AGENCY SERIES B (PROPERTY TAX REVENUE,
             CIFG INSURED)                                                                  5.25         07/01/2017         103,353
     30,000  PUERTO RICO PUBLIC BUILDINGS AUTHORITY GOVERNMENT FACILITIES SERIES D
             PREREFUNDED (LEASE REVENUE)ss                                                  5.13         07/01/2024          32,921
     10,000  PUERTO RICO PUBLIC BUILDINGS AUTHORITY GOVERNMENT FACILITIES SERIES D
             UNREFUNDED (LEASE REVENUE)                                                     5.13         07/01/2024           8,800
  1,500,000  PUERTO RICO PUBLIC BUILDINGS AUTHORITY GOVERNMENT FACILITIES SERIES F
             (LEASE REVENUE, CIFG INSURED)                                                  5.25         07/01/2017       1,476,465
  1,465,000  PUERTO RICO PUBLIC BUILDINGS AUTHORITY PREREFUNDED (HOUSING REVENUE,
             AMBAC INSURED)ss##                                                             0.49         07/01/2017       1,408,539
  1,500,000  PUERTO RICO PUBLIC FINANCE CORPORATION COMMONWEALTH APPROPRIATION
             SERIES A (OTHER REVENUE, AMBAC INSURED)                                        5.13         06/01/2024       1,632,915
  2,000,000  PUERTO RICO SALES TAX FINANCING CORPORATION FIRST SUB-SERIES A (SALES
             TAX REVENUE)                                                                   6.38         08/01/2039       2,054,480
  1,185,000  UNIVERSITY OF PUERTO RICO SERIES P (COLLEGE & UNIVERSITY REVENUE)              5.00         06/01/2017       1,122,539
                                                                                                                         39,636,507
                                                                                                                       ------------
TEXAS: 1.80%
  2,000,000  TARRANT COUNTY TX HOUSING FINANCE CORPORATION COMPOUND INTEREST SINGLE
             FAMILY MORTGAGE (HOUSING REVENUE, MBIA INSURED)##                              3.56         09/15/2016       1,550,600
    320,000  WACO TX NEW PUBLIC HOUSING AUTHORITY (HOUSING REVENUE, GUARANTEE
             AGREEMENT)                                                                     5.00         08/01/2010         334,502
                                                                                                                          1,885,102
                                                                                                                       ------------
VIRGIN ISLANDS: 10.16%
    400,000  TOBACCO SETTLEMENT FINANCING CORPORATION VIRGIN ISLANDS                        4.50         05/15/2010         399,764
    255,000  TOBACCO SETTLEMENT FINANCING CORPORATION VIRGIN ISLANDS                        4.60         05/15/2011         252,389
    150,000  UNIVERSITY OF THE VIRGIN ISLANDS SERIES A (COLLEGE & UNIVERSITY
             REVENUE)                                                                       5.85         12/01/2014         140,397
    250,000  VIRGIN ISLANDS PFA (SALES TAX REVENUE, MBIA INSURED)                           5.00         10/01/2016         239,515
    125,000  VIRGIN ISLANDS PFA (OTHER REVENUE, FIRST SECURITY BANK LOC)                    4.00         10/01/2010         127,248
    590,000  VIRGIN ISLANDS PFA (OTHER REVENUE, FIRST SECURITY BANK LOC)                    5.00         10/01/2014         619,235
    250,000  VIRGIN ISLANDS PFA GROSS TAX RECEIPTS (SALES TAX REVENUE, FGIC INSURED)        5.00         10/01/2012         254,255
  1,000,000  VIRGIN ISLANDS PFA MATCHING FUND LOAN DIAGO SERIES A (OTHER REVENUE)%%         6.75         10/01/2037         993,740
  1,000,000  VIRGIN ISLANDS PFA NOTE A (SEWER REVENUE)                                      5.25         10/01/2019         937,840
  2,000,000  VIRGIN ISLANDS PFA SENIOR LIEN LOAN NOTES                                      5.50         10/01/2014       2,004,960
  1,000,000  VIRGIN ISLANDS PFA SENIOR LIEN NOTES SERIES A                                  5.00         10/01/2014         986,990
    180,000  VIRGIN ISLANDS PFA SENIOR LIEN SERIES A                                        5.20         10/01/2009         181,076
     10,000  VIRGIN ISLANDS PFA SERIES A (OTHER REVENUE)                                    7.30         10/01/2018          12,338
    200,000  VIRGIN ISLANDS PFA SR LIEN MATCHING FUND LOAN NOTE SERIES A (SEWER
             REVENUE)                                                                       5.00         10/01/2010         204,624
  2,570,000  VIRGIN ISLANDS WATER & POWER AUTHORITY (ELECTRIC REVENUE)                      5.25         07/01/2009       2,569,949

                 94 Wells Fargo Advantage Municipal Income Funds


                                         Portfolio of Investments--June 30, 2009

WISCONSIN TAX-FREE FUND

 PRINCIPAL   SECURITY NAME                                                             INTEREST RATE   MATURITY DATE       VALUE
-----------  -------------                                                             -------------   -------------   ------------
VIRGIN ISLANDS (continued)
$   500,000  VIRGIN ISLANDS WATER & POWER AUTHORITY (ELECTRIC REVENUE, MBIA INSURED)        5.30%        07/01/2021    $    461,700
    300,000  VIRGIN ISLANDS WATER & POWER AUTHORITY SERIES A (WATER REVENUE)                5.00         07/01/2031         253,908
                                                                                                                         10,639,928
                                                                                                                       ------------
WEST VIRGINIA: 0.35%
    470,000  KANAWHA MERCER NICHOLAS COUNTIES WV PREREFUNDED (HOUSING REVENUE)ss##          5.30         02/01/2014         369,702
                                                                                                                       ------------
WISCONSIN: 44.27%
     20,000  ASHWAUBENON WI CDA ARENA PROJECT                                               4.80         06/01/2016          21,200
    100,000  ASHWAUBENON WI CDA ARENA PROJECT                                               5.05         06/01/2019         105,687
    815,000  ASHWAUBENON WI CDA ARENA PROJECT                                               5.10         06/01/2020         862,482
     95,000  BARABOO WI CDA                                                                 4.70         03/01/2010          96,217
     80,000  BARABOO WI CDA                                                                 4.80         03/01/2011          82,329
     50,000  BROWN COUNTY WI HOUSING AUTHORITY UNIVERSITY VILLAGE HOUSING
             INCORPORATED PROJECT SERIES B                                                  4.20         04/01/2012          51,227
    100,000  BROWN COUNTY WI HOUSING AUTHORITY UNIVERSITY VILLAGE HOUSING
             INCORPORATED PROJECT SERIES B                                                  4.50         04/01/2014         101,222
  1,540,000  CUDAHY WI CDA                                                                  4.55         06/01/2019       1,537,875
    235,000  DELAFIELD WI CDA UNIVERSITY LAKE SCHOOL PROJECT (OTHER REVENUE,
             FIRSTAR BANK NA LOC)+/-ss                                                      0.25         03/01/2035         235,000
    500,000  DELAFIELD WI COMMUNITY DEVELOPMENT AUTHORITY ST. JOHNS NORTH WESTERN
             MILITARY (RECREATIONAL FACILITIES REVENUE)                                     4.70         06/01/2034         495,055
    660,000  DELAFIELD WI COMMUNITY DEVELOPMENT AUTHORITY ST. JOHNS NORTHWESTERN
             MILITARY (RECREATIONAL FACILITIES REVENUE)                                     4.60         06/01/2030         659,096
     10,000  GERMANTOWN WI IDR QUARTERS BANNER WELDER INCORPORATED PROJECT                  5.13         02/01/2011          10,010
    300,000  GLENDALE WI CDA BAYSHORE PUBLIC PARKING A                                      4.75         10/01/2020         301,989
    145,000  GLENDALE WI CDA TAX INCREMENT 6                                                5.00         10/01/2019         146,295
    100,000  GRANT COUNTY WI HOUSING AUTHORITY ORCHARD MANOR PREREFUNDEDss                  4.90         07/01/2010         100,012
      5,000  GREEN BAY BROWN COUNTY WI PROFESSIONAL FOOTBALL STADIUM DISTRICT
             LAMBEAU FIELD RENOVATION PROJECT A (SALES TAX REVENUE)                         4.35         02/01/2010           5,117
     10,000  GREEN BAY BROWN COUNTY WI PROFESSIONAL FOOTBALL STADIUM DISTRICT
             LAMBEAU FIELD RENOVATION PROJECT A (SALES TAX REVENUE)                         4.45         02/01/2011          10,564
    175,000  GREEN BAY BROWN COUNTY WI PROFESSIONAL FOOTBALL STADIUM DISTRICT
             LAMBEAU FIELD RENOVATION PROJECT A (SALES TAX REVENUE)                         4.75         02/01/2014         182,474
    140,000  GREEN BAY BROWN COUNTY WI PROFESSIONAL FOOTBALL STADIUM DISTRICT
             LAMBEAU FIELD RENOVATION PROJECT A (SALES TAX REVENUE)                         5.00         02/01/2019         142,862
  1,445,000  GREEN BAY WI HOUSING AUTHORITY UNIVERSITY VILLAGE HOUSING INCORPORATED         5.00         04/01/2016       1,502,699
     20,000  GREEN BAY WI RDA BELLIN MEMORIAL HOSPITAL SERIES A                             5.00         02/15/2013          20,377
     10,000  GREEN BAY WI RDA BELLIN MEMORIAL HOSPITAL SERIES A                             5.50         02/15/2021           9,873
    100,000  GREEN BAY WI RDA PINE STREET PARKING RAMP PROJECT                              5.15         04/01/2013         102,618
    500,000  GREENFIELD WI CDA HOUSING REVENUE LAYTON TERRACE PROJECT+/- ss                 4.75         09/01/2033         487,480
    700,000  HALES CORNERS CDA LUTHERAN CHURCH PROJECT (IDR, MID-AMERICA FEDERAL
             SAVINGS & LOAN LOC)+/-ss                                                       0.40         08/01/2037         700,000
    780,000  JACKSON WI CDA KETTLE MORAINE LUTHERAN (PRIVATE SCHOOL REVENUE,
             MARSHALL & ISLEY BANK LOC)+/-ss                                                1.83         06/01/2031         780,000
    245,000  JOHNSON CREEK WI CDA PREREFUNDED ss                                            4.65         12/01/2012         258,188
     10,000  JOHNSON CREEK WI CDA PREREFUNDED ss                                            5.00         12/01/2016          10,588
  1,000,000  KRONENWETTER WI RDA (OTHER REVENUE)                                            4.50         05/01/2011       1,006,320
    200,000  LITTLE CHUTE WI CDA (LEASE REVENUE)                                            4.25         03/01/2017         201,432
    200,000  LITTLE CHUTE WI CDA (LEASE REVENUE)                                            4.35         03/01/2017         200,526
    365,000  MILWAUKEE RDA MILWAUKEE SCHOOL ENERGY PROJECT SERIES B (COLLEGE &
             UNIVERSITY REVENUE)                                                            4.00         07/01/2011         374,048
  1,000,000  MILWAUKEE WI HOUSING AUTHORITY VETERANS HOUSING PROJECT                        5.10         07/01/2022       1,047,850
  1,350,000  MILWAUKEE WI RDA HEARTLOVE PLACE PROJECT (OTHER REVENUE, CITIZENS BANK
             LOC)+/-ss                                                                      1.46         06/01/2037       1,350,000
    470,000  MILWAUKEE WI RDA MILWAUKEE SCHOOL ENGINEERING PROJECT SERIES B                 5.05         07/01/2019         472,026
    470,000  MILWAUKEE WI RDA MILWAUKEE SCHOOL ENGINEERING PROJECT SERIES B                 5.15         07/01/2020         470,503

                Wells Fargo Advantage Municipal Income Funds 95


Portfolio of Investments--June 30, 2009

WISCONSIN TAX-FREE FUND

PRINCIPAL    SECURITY NAME                                                             INTEREST RATE   MATURITY DATE       VALUE
----------   -------------                                                             -------------   -------------   ------------
WISCONSIN (continued)
$   470,000  MILWAUKEE WI RDA MILWAUKEE SCHOOL ENGINEERING PROJECT SERIES B                5.20%         07/01/2021    $    470,503
    470,000  MILWAUKEE WI RDA MILWAUKEE SCHOOL ENGINEERING PROJECT SERIES B                5.30          07/01/2022         470,672
    470,000  MILWAUKEE WI RDA MILWAUKEE SCHOOL ENGINEERING PROJECT SERIES B                5.35          07/01/2023         470,334
    100,000  MILWAUKEE WI RDA NEIGHBORHOOD SCHOOLS SERIES A
             (OTHER REVENUE, AMBAC INSURED)                                                4.20          08/01/2012         105,778
     50,000  MILWAUKEE WI RDA PUBLIC SCHOOLS (OTHER REVENUE, AMBAC INSURED)                3.80          08/01/2014          51,445
    500,000  MILWAUKEE WI RDA REVENUE SCIENCE EDUCATION CONSORTIUM PROJECT
             SERIES A                                                                      5.75          08/01/2035         371,470
    100,000  MILWAUKEE WI RDA SCHOOL ENGINEERING PROJECT SERIES A
             (COLLEGE & UNIVERSITY REVENUE)                                                4.20          10/01/2010         100,830
  1,000,000  MILWAUKEE WI RDA SCIENCE EDUCATION CONSORTIUM PROJECT SERIES
             A (OTHER REVENUE)                                                             5.13          08/01/2015         922,030
    200,000  MILWAUKEE WI RDA SCIENCE EDUCATION CONSORTIUM PROJECT SERIES
             A (OTHER REVENUE)                                                             5.63          08/01/2025         160,034
     95,000  MILWAUKEE WI RDA SUMMERFEST PROJECT                                           4.20          08/01/2011          99,598
    300,000  MILWAUKEE WI RDA WISCONSIN MONTESSORI SOCIETY (PRIVATE SCHOOL
             REVENUE, US BANK NA LOC)+/-ss                                                 0.25          07/01/2021         300,000
  1,000,000  NEENAH WI CDA SERIES A                                                        5.13          12/01/2023       1,037,610
    300,000  NEENAH WI CDA SERIES A (LEASE REVENUE)                                        4.13          12/01/2018         305,610
    350,000  OAKFIELD WI CDA                                                               5.40          12/01/2021         349,167
    210,000  ONALASKA WI CDA                                                               5.30          06/01/2015         210,172
    200,000  OSCEOLA WI RDA                                                                4.65          12/01/2010         204,874
    325,000  OSCEOLA WI RDA                                                                4.75          12/01/2011         336,853
    235,000  OSCEOLA WI RDA                                                                5.15          12/01/2015         239,265
    410,000  OSCEOLA WI RDA                                                                5.38          12/01/2020         410,098
  1,545,000  SOUTHEAST WISCONSIN PROFESSIONAL BASEBALL PARK DISTRICT
             JUNIOR LIEN SERIES B (SALES TAX REVENUE)                                      5.50          12/15/2015       1,693,536
    165,000  SOUTHEAST WISCONSIN PROFESSIONAL BASEBALL PARK DISTRICT
             SERIES A (SALES TAX REVENUE)                                                  5.50          12/15/2026         175,921
    160,000  SOUTHEAST WISCONSIN PROFESSIONAL BASEBALL PARK DISTRICT
             SERIES A (SALES TAX REVENUE)                                                  5.50          12/15/2015         178,312
    280,000  SOUTHEAST WISCONSIN PROFESSIONAL BASEBALL PARK DISTRICT
             SERIES A (SALES TAX REVENUE)                                                  5.50          12/15/2018         331,593
    240,000  SOUTHEAST WISCONSIN PROFESSIONAL BASEBALL PARK DISTRICT
             SERIES A (SALES TAX REVENUE)                                                  5.50          12/15/2021         282,358
    100,000  SOUTHEAST WISCONSIN PROFESSIONAL BASEBALL PARK DISTRICT
             SERIES A (SALES TAX REVENUE, MBIA INSURED)                                    5.00          12/15/2017         108,241
  1,765,000  SOUTHEAST WISCONSIN PROFESSIONAL BASEBALL PARK DISTRICT
             SERIES A (SALES TAX REVENUE, MBIA INSURED)                                    5.50          12/15/2017       1,947,519
  1,600,000  SOUTHEAST WISCONSIN PROFESSIONAL BASEBALL PARK DISTRICT
             SERIES A (SALES TAX REVENUE, MBIA INSURED)                                    5.50          12/15/2023       1,726,192
    120,000  ST. CROIX FALLS WI CDA                                                        4.40          12/01/2011         125,287
     80,000  ST. CROIX FALLS WI CDA                                                        4.50          12/01/2011          82,455
    160,000  ST. CROIX FALLS WI CDA                                                        4.50          12/01/2012         166,686
     90,000  ST. CROIX FALLS WI CDA                                                        4.85          12/01/2014          92,385
    275,000  STURGEON BAY WI WATERFRONT RDA REFUNDED SERIES A (OTHER
             REVENUE)                                                                      4.50          10/01/2021         262,083
     50,000  STURTEVANT WI CDA                                                             3.55          12/01/2009          50,176
     75,000  STURTEVANT WI CDA                                                             4.60          12/01/2010          75,104
    110,000  STURTEVANT WI CDA                                                             4.80          12/01/2012         110,125
    300,000  STURTEVANT WI CDA                                                             4.40          12/01/2015         300,468
    100,000  STURTEVANT WI CDA (LEASE REVENUE)                                             5.00          12/01/2012          96,526
    100,000  STURTEVANT WI CDA REDEVELOPMENT (LEASE REVENUE)                               4.55          12/01/2016          99,953
     25,000  SUN PRAIRIE WI CDA SERIES B                                                   5.00          02/01/2012          25,208
     95,000  SUN PRAIRIE WI CDA SERIES B                                                   5.10          02/01/2013          95,707
    105,000  SUN PRAIRIE WI CDA SERIES B                                                   5.20          02/01/2014         105,610
    775,000  VERONA WI CDA                                                                 5.38          12/01/2022         783,827
    300,000  WARRENS CDA (OTHER REVENUE)                                                   3.70          10/01/2009         300,120
    220,000  WARRENS WI CDA (LEASE REVENUE)                                                5.00          11/01/2016         224,484
    320,000  WARRENS WI CDA (LEASE REVENUE)                                                5.10          11/01/2020         295,690

                96 Wells Fargo Advantage Municipal Income Funds


                                         Portfolio of Investments--June 30, 2009

WISCONSIN TAX-FREE FUND

PRINCIPAL    SECURITY NAME                                                             INTEREST RATE   MATURITY DATE       VALUE
----------   -------------                                                             -------------   -------------   ------------
WISCONSIN (continued)
$    50,000  WATERFORD WI CDA PREREFUNDEDSS                                                5.35%         10/01/2014    $     52,856
     95,000  WATERFORD WI CDA PREREFUNDEDSS                                                5.80          10/01/2023         100,957
    905,000  WATERTOWN WI CDA SERIES A                                                     5.00          05/01/2018         904,937
    500,000  WAUKESHA COUNTY WI HOUSING AUTHORITY BROOKFIELD WOODS
             PROJECT+/-ss                                                                  4.80          03/01/2034         500,535
    110,000  WAUKESHA COUNTY WI HOUSING AUTHORITY STEEPLE VIEW
             INCORPORATED PROJECT+/-ss                                                     3.86          12/01/2034         110,000
    340,000  WAUKESHA COUNTY WI HOUSING AUTHORITY THE ARBORETUM PROJECT+/-ss               5.00          12/01/2027         336,855
  2,500,000  WAUKESHA HOUSING AUTHORITY PARK PLACE APARTMENTS PROJECT
             (HOUSING REVENUE, MARSHALL & ISLEY BANK LOC)+/-ss                             4.00          02/01/2026       2,500,000
    720,000  WESTON WI CDA SERIES A                                                        5.25          10/01/2020         741,737
  1,955,000  WISCONSIN CENTER DISTRICT CAPITAL APPRECIATION BONDS (TAX
             REVENUE)##                                                                    5.84          12/15/2030         568,455
    325,000  WISCONSIN CENTER DISTRICT JUNIOR DEDICATED (OTHER REVENUE,
             FIRST SECURITY BANK LOC)                                                      5.25          12/15/2023         342,199
    330,000  WISCONSIN CENTER DISTRICT JUNIOR DEDICATED (TAX REVENUE)                      5.25          12/15/2015         363,439
    335,000  WISCONSIN CENTER DISTRICT JUNIOR DEDICATED (TAX REVENUE)                      5.25          12/15/2016         367,106
    500,000  WISCONSIN CENTER DISTRICT JUNIOR DEDICATED (TAX REVENUE)                      5.25          12/15/2019         535,960
     65,000  WISCONSIN DELLS CDA SERIES A                                                  4.65          09/01/2014          65,884
     70,000  WISCONSIN DELLS CDA SERIES A                                                  4.80          09/01/2015          70,713
     80,000  WISCONSIN DELLS CDA SERIES A                                                  5.00          09/01/2017          80,288
    135,000  WISCONSIN HFA REVENUE PREREFUNDED (HOUSING REVENUE LOC)SS                     6.10          12/01/2017         159,342
  1,785,000  WISCONSIN HOUSING & ECONOMIC DEVELOPMENT AUTHORITY AMT SERIES
             A (HOUSING REVENUE)                                                           4.75          05/01/2037       1,739,358
     25,000  WISCONSIN HOUSING & ECONOMIC DEVELOPMENT AUTHORITY SERIES A
             (HOUSING REVENUE, GO OF AUTHORITY)                                            4.63          11/01/2037          20,725
    300,000  WISCONSIN HOUSING & ECONOMIC DEVELOPMENT AUTHORITY SERIES A
             (HOUSING REVENUE, GO OF AUTHORITY)                                            4.70          05/01/2047         243,579
  1,960,000  WISCONSIN HOUSING & ECONOMIC DEVELOPMENT AUTHORITY SERIES A
             (OTHER)+/-ss                                                                  4.25          12/01/2035       2,006,938
  1,895,000  WISCONSIN HOUSING & ECONOMIC DEVELOPMENT AUTHORITY SERIES B
             (HOUSING REVENUE, GUARANTEE AGREEMENT)+/-ss                                   1.10          05/01/2035       1,895,000
  2,145,000  WISCONSIN HOUSING & ECONOMIC DEVELOPMENT AUTHORITY SERIES D
             (HOUSING REVENUE, GO OF AUTHORITY)+/-ss                                       0.62          05/01/2029       2,145,000
                                                                                                                         46,345,013
                                                                                                                       ------------
TOTAL MUNICIPAL BONDS & NOTES (COST $103,166,705)                                                                       103,537,451
                                                                                                                       ------------
TOTAL INVESTMENTS IN SECURITIES
(COST $103,166,705)*                                                      98.89%                                       $ 103,537,451
OTHER ASSETS AND LIABILITIES, NET                                          1.11                                           1,162,293
                                                                         ------                                        ------------
TOTAL NET ASSETS                                                         100.00%                                       $104,699,744
                                                                         ------                                        ------------

----------
+/-  Variable rate investments.

ss These securities are subject to a demand feature which reduces the effective maturity.

##   Zero coupon bond. Interest rate presented is yield to maturity.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

%%   Securities issued on a when-issued (TBA) basis. (See Note 2)

* Cost for federal income tax purposes is $103,157,033 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                                       $ 1,408,150
Gross unrealized depreciation                                        (1,027,732)
                                                                    -----------
Net unrealized appreciation (depreciation)                          $   380,418

++ Securities that may be resold to "qualified institutional buyers"under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

   The accompanying notes are an integral part of these financial statements.

                                          THIS PAGE IS INTENTIONALLY LEFT BLANK.

                98 Wells Fargo Advantage Municipal Income Funds


                             Statements of Assets and Liabilities--June 30, 2009

                                                                           Intermediate Tax/     Municipal
                                                                             AMT-Free Fund       Bond Fund
                                                                           -----------------   ------------
ASSETS
   Investments
      In securities, at value ..........................................    $531,091,024       $642,091,191
      In affiliates ....................................................       6,818,083          2,934,076
                                                                            ------------       ------------
   Total investments at value (see cost below) .........................     537,909,107        645,025,267
                                                                            ------------       ------------
   Cash ................................................................               0             49,974
   Receivable for Fund shares issued ...................................       4,526,382          2,371,140
   Receivable for investments sold .....................................         954,998          6,426,613
   Receivables for interest ............................................       6,817,129          8,233,851
                                                                            ------------       ------------
Total assets ...........................................................     550,207,616        662,106,845
                                                                            ------------       ------------
LIABILITIES
   Payable for Fund shares redeemed ....................................       1,048,104            673,750
   Payable for investments purchased ...................................       7,815,412         14,107,237
   Dividends payable ...................................................         317,143          1,000,377
   Payable to investment advisor and affiliates (Note 3) ...............         193,961            180,968
   Accrued expenses and other liabilities ..............................         102,992            174,370
                                                                            ------------       ------------
Total liabilities ......................................................       9,477,612         16,136,702
                                                                            ------------       ------------
TOTAL NET ASSETS .......................................................    $540,730,004       $645,970,143
                                                                            ============       ============
NET ASSETS CONSIST OF
   Paid-in capital .....................................................    $568,135,943       $699,168,036
   Undistributed/overdistributed net investment income (loss) ..........         (28,047)          (220,240)
   Undistributed net realized gain (loss) on investments ...............      (9,030,994)        (3,020,412)
   Net unrealized appreciation (depreciation) of investments ...........     (18,346,898)       (49,957,241)
                                                                            ------------       ------------
TOTAL NET ASSETS .......................................................    $540,730,004       $645,970,143
                                                                            ============       ============
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE (1)
   Net assets - Class A ................................................    $124,317,076       $220,710,919
   Shares outstanding - Class A ........................................      12,174,699         25,247,710
   Net asset value per share - Class A .................................    $      10.21       $       8.74
   Maximum offering price per share - Class A ..........................    $      10.53(2)    $       9.15(3)
   Net assets - Class B ................................................              NA       $  6,436,219
   Shares outstanding - Class B ........................................              NA            737,784
   Net asset value and offering price per share - Class B ..............              NA       $       8.72
   Net assets - Class C ................................................    $  9,603,155       $ 12,509,207
   Shares outstanding - Class C ........................................         940,711          1,430,846
   Net asset value and offering price per share - Class C ..............    $      10.21       $       8.74
   Net assets - Administrator Class ....................................    $ 13,485,965       $157,287,841
   Shares outstanding - Administrator Class ............................       1,320,590         18,007,808
   Net asset value and offering price per share - Administrator Class ..    $      10.21       $       8.73
   Net assets - Institutional Class ....................................    $  6,347,052       $     10,156
   Shares outstanding - Institutional Class ............................         621,261              1,163
   Net asset value and offering price per share - Institutional Class ..    $      10.22       $       8.73
   Net assets - Investor Class .........................................    $386,976,756       $249,015,801
   Shares outstanding - Investor Class .................................      37,921,463         28,496,040
   Net asset value and offering price per share - Investor Class .......    $      10.20       $       8.74
                                                                            ------------       ------------
Investments at cost ....................................................    $556,256,005       $694,982,508
                                                                            ------------       ------------

----------
(1.) Each Fund has an unlimited number of authorized shares.

(2.) Maximum offering price is computed as 100/97.00 of net asset value. On investment of $50,000 of more, the offering price is reduced.

(3.) Maximum offering price is computed as 100/95.50 of net asset value. On investment of $50,000 of more, the offering price is reduced.

(4.) Maximum offering price is computed as 100/98.00 of net asset value. On investment of $50,000 of more, the offering price is reduced. The accompanying notes are an integral part of these financial statements.

                Wells Fargo Advantage Municipal Income Funds 99


Statements of Assets and Liabilities--June 30, 2009

                       Ultra
  Short-Term        Short-Term
   Municipal         Municipal        Wisconsin
   Bond Fund        Income Fund     Tax-Free Fund
--------------    --------------    -------------


$1,138,409,263    $4,012,340,344    $103,537,451
    30,557,502       122,429,298               0
--------------    --------------    ------------
 1,168,966,765     4,134,769,642     103,537,451
--------------    --------------    ------------
        50,000                 0         621,539
    10,599,185       167,953,105         717,170
       205,616        91,420,488               0
    14,488,829        30,348,213       1,041,910
--------------    --------------    ------------
 1,194,310,395     4,424,491,448     105,918,070
--------------    --------------    ------------

     1,341,255        12,789,890         145,517
     9,483,443        46,964,238         981,320
       783,135         2,092,378          50,588
       364,426         1,339,195           5,326
       242,643           565,330          35,575
--------------    --------------    ------------
    12,214,902        63,751,031       1,218,326
--------------    --------------    ------------
$1,182,095,493    $4,360,740,417    $104,699,744
==============    ==============    ============

$1,200,207,633    $4,416,616,345    $104,401,181
      (124,746)         (436,487)        (12,019)
   (11,588,380)      (65,330,316)        (60,164)
    (6,399,014)        9,890,875         370,746
--------------    --------------    ------------
$1,182,095,493    $4,360,740,417    $104,699,744
==============    ==============    ============

$  135,319,858    $2,227,868,631    $  5,110,416
    14,032,312       466,414,905         489,964
$         9.64    $         4.78    $      10.43
$         9.94(2) $         4.88(4) $      10.92(3)
            NA                NA              NA
            NA                NA              NA
            NA                NA              NA
$   21,598,632    $  255,585,127    $  7,528,354
     2,239,803        53,458,401         721,755
$         9.64    $         4.78    $      10.43
            NA                NA              NA
            NA                NA              NA
            NA                NA              NA
$    6,122,702    $  542,963,946              NA
       633,808       113,647,024              NA
$         9.66    $         4.78              NA
$1,019,054,301    $1,334,322,713    $ 92,060,974
   105,571,898       279,135,236       8,825,732
$         9.65    $         4.78    $      10.43
--------------    --------------    ------------
$1,175,365,779    $4,124,878,767    $103,166,705
--------------    --------------    ------------

                100 Wells Fargo Advantage Municipal Income Funds


                      Statements of Operations--For the Year Ended June 30, 2009

                                                                           Intermediate Tax/     Municipal
                                                                             AMT-Free Fund       Bond Fund
                                                                           -----------------   ------------
INVESTMENT INCOME
   Interest ............................................................     $ 25,598,774      $ 35,206,654
   Interest from affiliated securities .................................          117,093            92,546
                                                                             ------------      ------------
Total investment income ................................................       25,715,867        35,299,200
                                                                             ------------      ------------
EXPENSES
   Advisory fees .......................................................        1,800,307         2,057,814
   Administration fees
      Fund Level .......................................................          257,835           297,563
      Class A ..........................................................          143,127           346,290
      Class B ..........................................................               NA            15,781
      Class C ..........................................................           12,447            17,434
      Administrator Class ..............................................           11,564           150,647
      Institutional Class ..............................................            1,957                 7
      Investor Class ...................................................          955,089           537,357
   Custody fees ........................................................          103,134           119,025
   Shareholder servicing fees (Note 3) .................................        1,265,290         1,474,662
   Accounting fees .....................................................           74,839            78,448
   Distribution fees
      Class B ..........................................................               NA            65,755
      Class C ..........................................................           51,663            72,641
   Professional fees ...................................................           47,531            75,549
   Registration fees ...................................................           40,224            67,846
   Shareholder reports .................................................          104,655            47,450
   Trustees' fees ......................................................           10,578            10,578
   Other fees and expenses .............................................           17,182            13,842
                                                                             ------------      ------------
Total expenses .........................................................        4,897,422         5,448,689
                                                                             ------------      ------------
LESS
   Waived fees and reimbursed expenses (Note 3) ........................       (1,045,620)         (955,151)
   Expense reductions ..................................................                0              (152)
   Net expenses ........................................................        3,851,802         4,493,386
                                                                             ------------      ------------
Net investment income (loss) ...........................................       21,864,065        30,805,814
                                                                             ------------      ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
NET REALIZED GAIN (LOSS) FROM
   Securities ..........................................................       (5,501,094)        3,541,848
   Futures transactions ................................................       (3,662,792)       (5,679,714)
   Swap agreements and MMD rate locks ..................................          209,502         1,696,757
                                                                             ------------      ------------
Net realized gain and loss from investments ............................       (8,954,384)         (441,109)
                                                                             ------------      ------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
   Securities ..........................................................       (9,500,702)      (37,439,274)
   Futures transactions ................................................                0            38,552
                                                                             ------------      ------------
Net change in unrealized appreciation (depreciation) of investments ....       (9,500,702)      (37,400,722)
                                                                             ------------      ------------
Net realized and unrealized gain (loss) on investments .................      (18,455,086)      (37,841,831)
                                                                             ------------      ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ........     $  3,408,979      $ (7,036,017)
                                                                             ============      ============

The accompanying notes are an integral part of these financial statements.

                Wells Fargo Advantage Municipal Income Funds 101


Statements of Operations--For the Year Ended June 30, 2009

                 Ultra
 Short-Term    Short-Term
 Municipal     Municipal      Wisconsin
 Bond Fund    Income Fund   Tax-Free Fund
-----------   -----------   -------------

$44,850,209   $83,363,894    $4,266,233
    157,356       444,242             0
-----------   -----------    ----------
 45,007,565    83,808,136     4,266,233
-----------   -----------    ----------

  3,191,486     5,712,880       340,155
    472,325       893,058        48,594
    174,052     1,096,873         6,404
         NA            NA            NA
     19,284        96,024        11,185
         NA            NA            NA
        639       169,826            NA
  1,923,819     2,095,557       201,055
    188,930       357,223        19,438
  2,333,386     3,820,448       240,087
     84,819       103,672        35,098
         NA            NA            NA
     80,351       400,101        46,606
     54,387       224,793        47,964
    117,119       148,994        45,014
     73,283        88,723         6,287
     10,578        10,578        10,578
     26,415        35,557         5,314
-----------   -----------    ----------
  8,750,873    15,254,307     1,063,779
-----------   -----------    ----------

 (2,498,615)   (3,044,824)     (291,319)
       (294)       (2,046)            0
  6,251,964    12,207,437       772,460
-----------   -----------    ----------
 38,755,601    71,600,699     3,493,773
-----------   -----------    ----------


  3,552,661    14,741,300       248,464
 (6,788,327)   (4,955,828)     (509,807)
          0             0       227,078
-----------   -----------    ----------
 (3,235,666)    9,785,472       (34,265)
-----------   -----------    ----------

  1,429,556    12,361,902       596,119
    130,161       381,835             0
-----------   -----------    ----------
  1,559,717    12,743,737       596,119
-----------   -----------    ----------
 (1,675,949)   22,529,209       561,854
-----------   -----------    ----------
$37,079,652   $94,129,908    $4,055,627
===========   ===========    ==========

                102 Wells Fargo Advantage Municipal Income Funds


                                             Statements of Changes in Net Assets

                                                                                                  INTERMEDIATE TAX/AMT-FREE FUND
                                                                                                  ------------------------------
                                                                                                     For the         For the
                                                                                                    Year Ended      Year Ended
                                                                                                  June 30, 2009   June 30, 2008
                                                                                                  -------------   -------------
INCREASE (DECREASE) IN NET ASSETS
   Beginning net assets .......................................................................   $ 505,380,484   $ 313,360,920
OPERATIONS
   Net investment income (loss) ...............................................................      21,864,065      16,908,943
   Net realized gain (loss) on investments ....................................................      (8,954,384)      1,756,134
   Net change in unrealized appreciation (depreciation) of investments ........................      (9,500,702)     (6,144,216)
                                                                                                  -------------   -------------
Net increase (decrease) in net assets resulting from operations ...............................       3,408,979      12,520,861
                                                                                                  -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income
      Class A .................................................................................      (3,393,261)       (380,557)
      Class B .................................................................................              NA              NA
      Class C .................................................................................        (242,024)        (32,809)
      Administrator Class .....................................................................        (508,542)        (76,443)
      Institutional Class .....................................................................        (109,669)           (111)
      Investor Class ..........................................................................     (17,613,321)    (16,503,368)
   Net realized gain on sales of investments
      Class A .................................................................................         (72,111)         (8,787)
      Class C .................................................................................          (6,476)         (1,561)
      Administrator Class .....................................................................         (11,520)              0
      Institutional Class .....................................................................            (354)              0
      Investor Class ..........................................................................        (391,981)       (745,254)
                                                                                                  -------------   -------------
Total distributions to shareholders ...........................................................     (22,349,259)    (17,748,890)
                                                                                                  -------------   -------------
CAPITAL SHARES TRANSACTIONS
   Proceeds from shares sold - Class A ........................................................     122,336,615      36,035,614
   Reinvestment of distributions - Class A ....................................................       2,613,685         280,941
   Cost of shares redeemed - Class A ..........................................................     (29,675,721)     (5,494,050)
                                                                                                  -------------   -------------
   Net increase (decrease) in net assets resulting from capital share transactions - Class A ..      95,274,579      30,822,505
                                                                                                  -------------   -------------
   Proceeds from shares sold - Class B ........................................................              NA              NA
   Reinvestment of distributions - Class B ....................................................              NA              NA
   Cost of shares redeemed - Class B ..........................................................              NA              NA
                                                                                                  -------------   -------------
   Net increase (decrease) in net assets resulting from capital share transactions - Class B ..              NA              NA
                                                                                                  -------------   -------------
   Proceeds from shares sold - Class C ........................................................       7,801,146       3,485,713
   Reinvestment of distributions - Class C ....................................................         161,241          23,985
   Cost of shares redeemed - Class C ..........................................................      (1,568,460)       (142,970)
                                                                                                  -------------   -------------
   Net increase (decrease) in net assets resulting from capital share transactions - Class C ..       6,393,927       3,366,728
                                                                                                  -------------   -------------
   Proceeds from shares sold - Administrator Class ............................................       6,213,235      11,676,945
   Reinvestment of distributions - Administrator Class ........................................         497,453          76,443
   Cost of shares redeemed - Administrator Class ..............................................      (3,679,177)       (861,208)
                                                                                                  -------------   -------------
   Net increase (decrease) in net assets resulting from capital share transactions -
      Administrator Class .....................................................................       3,031,511      10,892,180
                                                                                                  -------------   -------------
   Proceeds from shares sold - Institutional Class ............................................       7,750,800          10,000
   Reinvestment of distributions - Institutional Class ........................................          23,465             111
   Cost of shares redeemed - Institutional Class ..............................................      (1,478,798)              0
                                                                                                  -------------   -------------
   Net increase (decrease) in net assets resulting from capital share transactions -
      Institutional Class .....................................................................       6,295,467          10,111
                                                                                                  -------------   -------------
   Proceeds from shares sold - Investor Class .................................................     157,159,693     260,151,494
   Reinvestment of distributions - Investor Class .............................................      15,291,639      15,755,381
   Cost of shares redeemed - Investor Class ...................................................    (229,157,016)   (123,750,806)
                                                                                                  -------------   -------------
   Net increase (decrease) in net assets resulting from capital share transactions -
      Investor Class ..........................................................................     (56,705,684)    152,156,069
                                                                                                  -------------   -------------
Net increase (decrease) in net assets resulting from capital share transactions - Total .......      54,289,800     197,247,593
                                                                                                  -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS .........................................................      35,349,520     192,019,564
                                                                                                  =============   =============
ENDING NET ASSETS .............................................................................   $ 540,730,004   $ 505,380,484
                                                                                                  =============   =============

----------
(1.) Class A in the Short-Term Municipal Bond Fund was incepted on July 18,
     2008. Information presented for this class is for the period from July 18, 2008 to June 30, 2009.

The accompanying notes are an integral part of these financial statements.

                Wells Fargo Advantage Municipal Income Funds 103


Statements of Changes in Net Assets

                                          SHORT-TERM                    ULTRA SHORT-TERM
    MUNICIPAL BOND FUND             MUNICIPAL BOND FUND(1)            MUNICIPAL INCOME FUND
-----------------------------   ------------------------------   ------------------------------
   For the         For the          For the         For the          For the         For the
  Year Ended      Year Ended      Year Ended       Year Ended      Year Ended       Year Ended
June 30, 2009   June 30, 2008    June 30, 2009   June 30, 2008    June 30, 2009   June 30, 2008
-------------   -------------   --------------   -------------   --------------   -------------

$ 399,512,398   $402,816,749    $  801,864,921   $ 677,478,241   $  956,688,566   $ 430,678,789

   30,805,814     17,597,179        38,755,601      28,290,002       71,600,699      21,666,565
     (441,109)     6,395,251        (3,235,666)     (1,330,322)       9,785,472        (605,353)
  (37,400,722)   (18,517,113)        1,559,717      (4,137,328)      12,743,737        (710,911)
-------------   ------------    --------------   -------------   --------------   -------------
   (7,036,017)     5,475,317        37,079,652      22,822,352       94,129,908      20,350,301
-------------   ------------    --------------   -------------   --------------   -------------


   (9,993,752)    (5,449,108)       (4,031,508)             NA      (23,251,586)     (1,039,369)
     (386,514)      (268,769)               NA              NA               NA              NA
     (430,693)       (75,706)         (359,876)       (116,994)      (1,515,764)         (4,612)
   (8,050,361)      (847,236)               NA              NA               NA              NA
         (534)          (124)          (35,014)           (108)      (9,175,348)     (3,687,580)
  (11,973,764)   (11,043,904)      (34,329,186)    (28,356,772)     (37,657,990)    (17,343,532)

            0              0                 0              NA                0               0
            0              0                 0               0                0               0
            0              0                NA              NA               NA              NA
            0              0                 0               0                0               0
            0              0                 0               0                0               0
-------------   ------------    --------------   -------------   --------------   -------------
  (30,835,618)   (17,684,847)      (38,755,584)    (28,473,874)     (71,600,688)    (22,075,093)
-------------   ------------    --------------   -------------   --------------   -------------

  229,321,189      7,985,611       271,963,431              NA    2,471,824,277     123,730,540
    7,073,284      4,150,972         1,336,640              NA       18,996,223         998,090
 (123,156,897)   (20,078,619)     (137,364,554)             NA     (386,351,050)    (21,592,361)
-------------   ------------    --------------   -------------   --------------   -------------
  113,237,576     (7,942,036)      135,935,517              NA    2,104,469,450     103,136,269
-------------   ------------    --------------   -------------   --------------   -------------
   14,238,274        222,328                NA              NA               NA              NA
      268,431        204,176                NA              NA               NA              NA
  (12,621,709)    (2,788,524)               NA              NA               NA              NA
-------------   ------------    --------------   -------------   --------------   -------------
    1,884,996     (2,362,020)               NA              NA               NA              NA
-------------   ------------    --------------   -------------   --------------   -------------
   20,525,642        780,021        18,235,868       4,077,599      261,384,874       2,274,510
      233,003         39,410           232,941          60,942        1,071,372           3,730
   (8,730,855)      (519,515)       (2,594,193)     (1,290,142)     (10,438,680)              0
-------------   ------------    --------------   -------------   --------------   -------------
   12,027,790        299,916        15,874,616       2,848,399      252,017,566       2,278,240
-------------   ------------    --------------   -------------   --------------   -------------
  351,174,657     21,258,354                NA              NA               NA              NA
    1,458,111        602,380                NA              NA               NA              NA
 (208,975,722)   (10,484,053)               NA              NA               NA              NA
-------------   ------------    --------------   -------------   --------------   -------------

  143,657,046     11,376,681                NA              NA               NA              NA
-------------   ------------    --------------   -------------   --------------   -------------
            0         10,000         6,023,000          10,000      610,307,777      47,162,193
          534            124            35,014             107        6,928,317       3,575,768
            0              0                 0               0     (172,388,617)    (35,782,061)
-------------   ------------    --------------   -------------   --------------   -------------

          534         10,124         6,058,014          10,107      444,847,477      14,955,900
-------------   ------------    --------------   -------------   --------------   -------------
   88,675,061     82,489,193       558,692,106     363,369,041    1,217,959,631     610,868,316
    9,746,328      9,108,025        28,239,662      23,381,897       31,216,921      15,032,973
  (84,899,951)   (84,074,704)     (362,893,411)   (259,571,242)    (668,988,414)   (218,537,129)
-------------   ------------    --------------   -------------   --------------   -------------

   13,521,438      7,522,514       224,038,357     127,179,696      580,188,138     407,364,160
-------------   ------------    --------------   -------------   --------------   -------------
  284,329,380      8,905,179       381,906,504     130,038,202    3,381,522,631     527,734,569
-------------   ------------    --------------   -------------   --------------   -------------
  246,457,745     (3,304,351)      380,230,572     124,386,680    3,404,051,851     526,009,777
=============   ============    ==============   =============   ==============   =============
$ 645,970,143   $399,512,398    $1,182,095,493   $ 801,864,921   $4,360,740,417   $ 956,688,566
=============   ============    ==============   =============   ==============   =============

                104 Wells Fargo Advantage Municipal Income Funds


                                             Statements of Changes in Net Assets

                                                                                              INTERMEDIATE TAX/AMT-FREE FUND
                                                                                              ------------------------------
                                                                                                 For the         For the
                                                                                                Year Ended      Year Ended
                                                                                              June 30, 2009   June 30, 2008
                                                                                              -------------   -------------
SHARES ISSUED AND REDEEMED
   Shares sold - Class A ..................................................................     11,975,124       3,385,786
   Shares issued in reinvestment of distributions - Class A ...............................        259,189          26,529
   Shares redeemed - Class A ..............................................................     (2,955,509)       (516,420)
                                                                                              ------------    ------------
   Net increase (decrease) in shares outstanding - Class A ................................      9,278,804       2,895,895
                                                                                              ------------    ------------
   Shares sold - Class B ..................................................................             NA              NA
   Shares issued in reinvestment of distributions - Class B ...............................             NA              NA
   Shares redeemed - Class B ..............................................................             NA              NA
                                                                                              ------------    ------------
   Net increase (decrease) in shares outstanding - Class B ................................             NA              NA
                                                                                              ------------    ------------
   Shares sold - Class C ..................................................................        763,427         327,524
   Shares issued in reinvestment of distributions - Class C ...............................         15,992           2,260
   Shares redeemed - Class C ..............................................................       (154,876)        (13,616)
                                                                                              ------------    ------------
   Net increase (decrease) in shares outstanding - Class C ................................        624,543         316,168
                                                                                              ------------    ------------
   Shares sold - Administrator Class ......................................................        607,217       1,102,567
   Shares issued in reinvestment of distributions - Administrator Class ...................         49,243           7,217
   Shares redeemed - Administrator Class ..................................................       (364,418)        (81,236)
                                                                                              ------------    ------------
   Net increase (decrease) in shares outstanding - Administrator Class ....................        292,042       1,028,548
                                                                                              ------------    ------------
   Shares sold - Institutional Class ......................................................        764,164             946
   Shares issued in reinvestment of distributions - Institutional Class ...................          2,329              11
   Shares redeemed - Institutional Class ..................................................       (146,189)              0
                                                                                              ------------    ------------
   Net increase (decrease) in shares outstanding - Institutional Class ....................        620,304             957
                                                                                              ------------    ------------
   Shares sold - Investor Class ...........................................................     15,439,710      24,357,896
   Shares issued in reinvestment of distributions - Investor Class ........................      1,512,482       1,480,852
   Shares redeemed - Investor Class .......................................................    (22,795,123)    (11,625,112)
                                                                                              ------------    ------------
   Net increase (decrease) in shares outstanding - Investor Class .........................     (5,842,931)     14,213,636
                                                                                              ------------    ------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE TRANSACTIONS ...      4,972,762      18,455,204
                                                                                              ============    ============
Ending balance of undistributed/overdistributed net investment income (loss) ..............   $    (28,047)   $     (8,010)
                                                                                              ------------    ------------

The accompanying notes are an integral part of these financial statements.

                Wells Fargo Advantage Municipal Income Funds 105


Statements of Changes in Net Assets

                                          SHORT-TERM                   ULTRA SHORT-TERM
     MUNICIPAL BOND FUND            MUNICIPAL BOND FUND(1)          MUNICIPAL INCOME FUND
-----------------------------   -----------------------------   -----------------------------
   For the         For the         For the         For the         For the         For the
 Year Ended       Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
June 30, 2009   June 30, 2008   June 30, 2009   June 30, 2008   June 30, 2009   June 30, 2008
-------------   -------------   -------------   -------------   -------------   -------------

  25,518,667         848,032      28,158,812              NA      520,193,935     26,005,844
     827,537         442,898         140,738              NA        4,002,237        209,783
 (13,669,303)     (2,133,771)    (14,267,238)             NA      (81,487,843)    (4,540,417)
------------     -----------    ------------    ------------    -------------   ------------
  12,676,901        (842,841)     14,032,312              NA      442,708,329     21,675,210
------------     -----------    ------------    ------------    -------------   ------------
   1,459,582          23,436              NA              NA               NA             NA
      31,363          21,768              NA              NA               NA             NA
  (1,411,936)       (296,182)             NA              NA               NA             NA
------------     -----------    ------------    ------------    -------------   ------------
      79,009        (250,978)             NA              NA               NA             NA
------------     -----------    ------------    ------------    -------------   ------------
   2,105,854          83,732       1,901,559         418,808       54,954,779        477,723
      27,284           4,209          24,505           6,266          225,214            783
    (961,053)        (55,153)       (271,557)       (132,383)      (2,200,098)             0
------------     -----------    ------------    ------------    -------------   ------------
   1,172,085          32,788       1,654,507         292,691       52,979,895        478,506
------------     -----------    ------------    ------------    -------------   ------------
  38,065,737       2,294,685              NA              NA               NA             NA
     170,259          64,404              NA              NA               NA             NA
 (23,137,105)     (1,127,354)             NA              NA               NA             NA
------------     -----------    ------------    ------------    -------------   ------------
  15,098,891       1,231,735              NA              NA               NA             NA
------------     -----------    ------------    ------------    -------------   ------------
           0           1,087         629,117           1,030      128,536,569      9,912,256
          63              13           3,650              11        1,460,049        751,209
           0               0               0               0      (36,362,966)    (7,524,871)
------------     -----------    ------------    ------------    -------------   ------------
          63           1,100         632,767           1,041       93,633,652      3,138,594
------------     -----------    ------------    ------------    -------------   ------------
  10,417,406       8,781,983      58,628,406      37,268,232      256,603,741    128,213,309
   1,138,543         972,664       2,968,755       2,399,602        6,589,170      3,157,586
 (10,029,014)     (8,975,522)    (38,333,262)    (26,614,880)    (141,084,300)   (45,888,939)
------------     -----------    ------------    ------------    -------------   ------------
   1,526,935         779,125      23,263,899      13,052,954      122,108,611     85,481,956
------------     -----------    ------------    ------------    -------------   ------------
  30,553,884         950,929      39,583,485      13,346,686      711,430,487    110,774,266
============     ===========    ============    ============    =============   ============
$   (220,240)    $   (22,621)   $   (124,746)   $    (64,402)   $    (436,487)  $   (348,411)
------------     -----------    ------------    ------------    -------------   ------------

                106 Wells Fargo Advantage Municipal Income Funds


                                             Statements of Changes in Net Assets

                                                                                               WISCONSIN TAX-FREE FUND
                                                                                            -----------------------------
                                                                                              For the         For the
                                                                                             Year Ended      Year Ended
                                                                                            June 30, 2009   June 30, 2008
                                                                                            -------------   -------------
INCREASE (DECREASE) IN NET ASSETS
   Beginning net assets .................................................................    $ 93,584,166    $72,475,071
OPERATIONS
   Net investment income (loss) .........................................................       3,493,773      2,830,789
   Net realized gain (loss) on investments ..............................................         (34,265)       131,398
   Net change in unrealized appreciation (depreciation) of investments ..................         596,119       (698,553)
                                                                                             ------------    -----------
Net increase (decrease) in net assets resulting from operations .........................       4,055,627      2,263,634
                                                                                             ------------    -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income
      Class A ...........................................................................        (131,889)          (941)
      Class B ...........................................................................              NA             NA
      Class C ...........................................................................        (179,709)      (112,210)
      Administrator Class ...............................................................              NA             NA
      Institutional Class ...............................................................              NA             NA
      Investor Class ....................................................................      (3,182,177)    (2,717,633)
   Net realized gain on sales of investments
      Class A ...........................................................................               0              0
      Class C ...........................................................................               0         (7,416)
      Administrator Class ...............................................................              NA             NA
      Institutional Class ...............................................................              NA             NA
      Investor Class ....................................................................               0      ( 150,584)
                                                                                             ------------    -----------
Total distributions to shareholders .....................................................      (3,493,775)    (2,988,784)
                                                                                             ------------    -----------
CAPITAL SHARES TRANSACTIONS
   Proceeds from shares sold - Class A ..................................................       7,484,787        334,842
   Reinvestment of distributions - Class A ..............................................         128,558            910
   Cost of shares redeemed - Class A ....................................................      (2,869,513)          (967)
                                                                                             ------------    -----------
   Net increase (decrease) in net assets resulting from capital share
      transactions - Class A ............................................................       4,743,832        334,785
                                                                                             ------------    -----------
   Proceeds from shares sold - Class B ..................................................              NA             NA
   Reinvestment of distributions - Class B ..............................................              NA             NA
   Cost of shares redeemed - Class B ....................................................              NA             NA
                                                                                             ------------    -----------
   Net increase (decrease) in net assets resulting from capital share
      transactions - Class B ............................................................              NA             NA
                                                                                             ------------    -----------
   Proceeds from shares sold - Class C ..................................................       2,885,823      2,373,787
   Reinvestment of distributions - Class C ..............................................         162,324        108,789
   Cost of shares redeemed - Class C ....................................................        (700,656)    (1,051,832)
                                                                                             ------------    -----------
   Net increase (decrease) in net assets resulting from capital share
      transactions - Class C ............................................................       2,347,491      1,430,744
                                                                                             ------------    -----------
   Proceeds from shares sold - Administrator Class ......................................              NA             NA
   Reinvestment of distributions - Administrator Class ..................................              NA             NA
   Cost of shares redeemed - Administrator Class ........................................              NA             NA
                                                                                             ------------    -----------
   Net increase (decrease) in net assets resulting from capital share transactions -
      Administrator Class ...............................................................              NA             NA
                                                                                             ------------    -----------
   Proceeds from shares sold - Institutional Class ......................................              NA             NA
   Reinvestment of distributions - Institutional Class ..................................              NA             NA
   Cost of shares redeemed - Institutional Class ........................................              NA             NA
                                                                                             ------------    -----------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
      INSTITUTIONAL CLASS ...............................................................              NA             NA
                                                                                             ============    ===========
   Proceeds from shares sold - Investor Class ...........................................      26,181,698     33,891,915
   Reinvestment of distributions - Investor Class .......................................       2,588,795      2,388,545
   Cost of shares redeemed - Investor Class .............................................     (25,308,090)   (16,211,744)
                                                                                             ------------    -----------
   Net increase (decrease) in net assets resulting from capital share transactions -
      Investor Class ....................................................................       3,462,403     20,068,716
                                                                                             ------------    -----------
Net increase (decrease) in net assets resulting from capital share
   transactions - Total .................................................................      10,553,726     21,834,245
                                                                                             ------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS ...................................................      11,115,578     21,109,095
                                                                                             ============    ===========
ENDING NET ASSETS .......................................................................    $104,699,744    $93,584,166
                                                                                             ============    ===========

The accompanying notes are an integral part of these financial statements.

                Wells Fargo Advantage Municipal Income Funds 107


Statements of Changes in Net Assets

                                                                                               WISCONSIN TAX-FREE FUND
                                                                                            -----------------------------
                                                                                               For the         For the
                                                                                              Year Ended      Year Ended
                                                                                            June 30, 2009   June 30, 2008
                                                                                            -------------   -------------
SHARES ISSUED AND REDEEMED
   Shares sold - Class A ................................................................       724,128          31,951
   Shares issued in reinvestment of distributions - Class A .............................        12,538              88
   Shares redeemed - Class A ............................................................      (278,648)            (93)
                                                                                             ----------      ----------
   Net increase (decrease) in shares outstanding - Class A ..............................       458,018          31,946
                                                                                             ----------      ----------
   Shares sold - Class B ................................................................            NA              NA
   Shares issued in reinvestment of distributions - Class B .............................            NA              NA
   Shares redeemed - Class B ............................................................            NA              NA
                                                                                             ----------      ----------
   Net increase (decrease) in shares outstanding - Class B ..............................            NA              NA
                                                                                             ----------      ----------
   Shares sold - Class C ................................................................       280,287         226,411
   Shares issued in reinvestment of distributions - Class C .............................        15,840          10,384
   Shares redeemed - Class C ............................................................       (68,479)       (100,064)
                                                                                             ----------      ----------
   Net increase (decrease) in shares outstanding - Class C ..............................       227,648         136,731
                                                                                             ----------      ----------
   Shares sold - Administrator Class ....................................................            NA              NA
   Shares issued in reinvestment of distributions - Administrator Class .................            NA              NA
   Shares redeemed - Administrator Class ................................................            NA              NA
                                                                                             ----------      ----------
   Net increase (decrease) in shares outstanding - Administrator Class ..................            NA              NA
                                                                                             ----------      ----------
   Shares sold - Institutional Class ....................................................            NA              NA
   Shares issued in reinvestment of distributions - Institutional Class .................            NA              NA
   Shares redeemed - Institutional Class ................................................            NA              NA
                                                                                             ----------      ----------
   Net increase (decrease) in shares outstanding - Institutional Class ..................            NA              NA
                                                                                             ----------      ----------
   Shares sold - Investor Class .........................................................     2,558,453       3,231,841
   Shares issued in reinvestment of distributions - Investor Class ......................       252,680         227,981
   Shares redeemed - Investor Class .....................................................    (2,484,683)     (1,546,301)
                                                                                             ----------      ----------
   Net increase (decrease) in shares outstanding - Investor Class .......................      326,450        1,913,521
                                                                                             ----------      ----------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE
   TRANSACTIONS .........................................................................     1,012,116       2,082,198
                                                                                             ==========      ==========
Ending balance of undistributed/overdistributed net investment income (loss) ............    $  (12,019)     $   (5,757)
                                                                                             ----------      ----------

                108 Wells Fargo Advantage Municipal Income Funds


                                                            Financial Highlights

                                          Beginning      Net        Net Realized    Distributions
                                          Net Asset   Investment   and Unrealized     from Net
                                          Value Per     Income       Gain (Loss)      Investment
                                            Share       (Loss)     on Investments      Income
                                          ---------   ----------   --------------   -------------
INTERMEDIATE TAX/AMT-FREE FUND
Class A
July 1, 2008 to June 30, 2009 .........     $10.53       0.44          (0.31)           (0.44)
August 1, 2007(5) to June 30, 2008 ....     $10.65       0.40          (0.10)           (0.40)
Class C
July 1, 2008 to June 30, 2009 .........     $10.53       0.36          (0.31)           (0.36)
August 1, 2007(5) to June 30, 2008 ....     $10.65       0.33          (0.10)           (0.33)
Administrator Class
July 1, 2008 to June 30, 2009 .........     $10.53       0.45          (0.31)           (0.45)
March 31, 2008(5) to June 30, 2008 ....     $10.56       0.11          (0.03)           (0.11)
Institutional Class
July 1, 2008 to June 30, 2009 .........     $10.53       0.47          (0.30)           (0.47)
March 31, 2008(5) to June 30, 2008 ....     $10.56       0.12          (0.02)           (0.12)
Investor Class
July 1, 2008 to June 30, 2009 .........     $10.53       0.43          (0.32)           (0.43)
July 1, 2007 to June 30, 2008 .........     $10.60       0.44          (0.05)           (0.44)
July 1, 2006 to June 30, 2007 .........     $10.55       0.39           0.07            (0.39)
July 1, 2005 to June 30, 2006 .........     $10.81       0.37          (0.24)           (0.37)
November 1, 2004 to June 30, 2005(4) ..     $11.02       0.24           0.03            (0.24)
November 1, 2003 to October 31, 2004 ..     $10.78       0.39           0.29            (0.39)
MUNICIPAL BOND FUND
Class A
July 1, 2008 to June 30, 2009 .........     $ 9.21       0.45          (0.47)           (0.45)
July 1, 2007 to June 30, 2008 .........     $ 9.50       0.42          (0.29)           (0.42)
July 1, 2006 to June 30, 2007 .........     $ 9.41       0.40           0.11            (0.40)
July 1, 2005 to June 30, 2006 .........     $ 9.60       0.40          (0.19)           (0.40)
April 11, 2005(5) to June 30, 2005 ....     $ 9.43       0.09           0.17            (0.09)
Class B
July 1, 2008 to June 30, 2009 .........     $ 9.21       0.38          (0.49)           (0.38)
July 1, 2007 to June 30, 2008 .........     $ 9.50       0.35          (0.29)           (0.35)
July 1, 2006 to June 30, 2007 .........     $ 9.41       0.32           0.11            (0.32)
July 1, 2005 to June 30, 2006 .........     $ 9.60       0.33          (0.19)           (0.33)
April 11, 2005(5) to June 30, 2005 ....     $ 9.43       0.08           0.17            (0.08)
Class C
July 1, 2008 to June 30, 2009 .........     $ 9.21       0.38          (0.47)           (0.38)
July 1, 2007 to June 30, 2008 .........     $ 9.50       0.35          (0.29)           (0.35)
July 1, 2006 to June 30, 2007 .........     $ 9.41       0.32           0.11            (0.32)
July 1, 2005 to June 30, 2006 .........     $ 9.60       0.33          (0.19)           (0.33)
April 11, 2005(5) to June 30, 2005 ....     $ 9.43       0.08           0.17            (0.08)

----------
(1.) During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements (Note 3).

(2.) Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.

(3.) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

(4.) In 2005, the Fund changed its fiscal year-end from October 31 to June 30.

(5.) Commencement of operations.

(6.) Amount is less than $0.005.

(7.) On June 20, 2008 Advisor Class was renamed to Class A.

The accompanying notes are an integral part of these financial statements.

                Wells Fargo Advantage Municipal Income Funds 109


Financial Highlights

                Ending   Ratio to Average Net Assets (Annualized)(1)
                  Net    -------------------------------------------                                Net
Distributions    Asset       Net                                                                 Assets at
  from Net       Value   Investment                                                Portfolio      End of
  Realized        Per      Income       Gross    Expenses      Net       Total      Turnover   Period (000's
   Gains         Share     (Loss)     Expenses    Waived    Expenses   Return(2)    Rate(3)       omitted)
-------------   ------   ----------   --------   --------   --------   ---------   ---------   -------------


     (0.01)     $10.21      4.27%      0.90%      (0.20)%     0.70%      1.33%         92%        $124,317
     (0.02)     $10.53      4.13%      0.96%      (0.26)%     0.70%      2.86%         98%        $ 30,506

     (0.01)     $10.21      3.51%      1.63%      (0.18)%     1.45%      0.56%         92%        $  9,603
     (0.02)     $10.53      3.31%      1.74%      (0.29)%     1.45%      2.14%         98%        $  3,329

     (0.01)     $10.21      4.40%      0.78%      (0.18)%     0.60%      1.43%         92%        $ 13,486
      0.00      $10.53      4.31%      0.85%      (0.25)%     0.60%      0.80%         98%        $ 10,834

     (0.01)     $10.22      4.48%      0.56%      (0.14)%     0.42%      1.62%         92%        $  6,347
      0.00      $10.54      4.46%      0.58%      (0.14)%     0.44%      0.87%         98%        $     10

     (0.01)     $10.20      4.24%      0.95%      (0.20)%     0.75%      1.18%         92%        $386,977
     (0.02)     $10.53      4.07%      1.16%      (0.41)%     0.75%      3.67%         98%        $460,702
     (0.02)     $10.60      3.66%      1.23%      (0.48)%     0.75%      4.41%         78%        $313,361
     (0.02)     $10.55      3.53%      1.32%      (0.57)%     0.75%      1.22%        102%        $ 90,623
     (0.24)     $10.81      3.32%      1.21%      (0.62)%     0.59%      2.56%         57%        $ 71,870
     (0.05)     $11.02      3.60%      1.15%      (0.66)%     0.49%      6.44%         95%        $ 41,936


      0.00      $ 8.74      5.19%      0.89%      (0.14)%     0.75%     (0.04)%       152%        $220,711
      0.00      $ 9.21      4.44%      1.04%      (0.22)%     0.82%      1.38%        144%        $115,830
     (0.02)     $ 9.50      4.11%      1.07%      (0.22)%     0.85%      5.38%        107%        $127,411
      0.00      $ 9.41      4.20%      1.08%      (0.23)%     0.85%      2.20%        136%        $134,850
      0.00      $ 9.60      4.48%      1.08%      (0.23)%     0.85%      2.82%         68%        $141,868

      0.00      $ 8.72      4.40%      1.64%      (0.14)%     1.50%     (1.01)%       152%        $  6,436
      0.00      $ 9.21      3.67%      1.79%      (0.22)%     1.57%      0.62%        144%        $  6,070
     (0.02)     $ 9.50      3.36%      1.82%      (0.22)%     1.60%      4.59%        107%        $  8,642
      0.00      $ 9.41      3.44%      1.83%      (0.22)%     1.61%      1.43%        136%        $ 12,366
      0.00      $ 9.60      3.74%      1.83%      (0.23)%     1.60%      2.65%         68%        $ 22,680

      0.00      $ 8.74      4.44%      1.63%      (0.13)%     1.50%     (0.79)%       152%        $ 12,509
      0.00      $ 9.21      3.67%      1.77%      (0.20)%     1.57%      0.62%        144%        $  2,384
     (0.02)     $ 9.50      3.36%      1.82%      (0.22)%     1.60%      4.59%        107%        $  2,146
      0.00      $ 9.41      3.45%      1.84%      (0.23)%     1.61%      1.43%        136%        $  1,953
      0.00      $ 9.60      3.73%      1.83%      (0.23)%     1.60%      2.65%         68%        $  1,966

                110 Wells Fargo Advantage Municipal Income Funds


                                                            Financial Highlights

                                            Beginning                  Net Realized   Distributions
                                            Net Asset       Net       and Unrealized    from Net
                                            Value Per    Investment     Gain (Loss)    Investment
                                              Share    Income (Loss)  on Investments     Income
                                            ---------  -------------  --------------  -------------
MUNICIPAL BOND FUND (continued)
Administrator Class
July 1, 2008 to June 30, 2009 ............     $9.21        0.46          (0.48)         (0.46)
July 1, 2007 to June 30, 2008 ............     $9.50        0.44          (0.29)         (0.44)
July 1, 2006 to June 30, 2007 ............     $9.41        0.43           0.11          (0.43)
July 1, 2005 to June 30, 2006 ............     $9.60        0.43          (0.19)         (0.43)
April 11, 2005(5) to June 30, 2005 .......     $9.43        0.10           0.17          (0.10)
Institutional Class
July 1, 2008 to June 30, 2009 ............     $9.21        0.47          (0.48)         (0.47)
March 31, 2008(5) to June 30, 2008 .......     $9.19        0.11           0.02          (0.11)
Investor Class
July 1, 2008 to June 30, 2009 ............     $9.21        0.44          (0.47)         (0.44)
July 1, 2007 to June 30, 2008 ............     $9.50        0.42          (0.29)         (0.42)
July 1, 2006 to June 30, 2007 ............     $9.41        0.40           0.11          (0.40)
July 1, 2005 to June 30, 2006 ............     $9.60        0.40          (0.19)         (0.40)
November 1, 2004 to June 30, 2005(4) .....     $9.47        0.27           0.13          (0.27)
November 1, 2003 to October 31, 2004 .....     $8.89        0.42           0.58          (0.42)
SHORT-TERM MUNICIPAL BOND FUND
Class A
July 18, 2008(5) to June 30, 2009 ........     $9.70        0.38          (0.06)         (0.38)
Class C
July 1, 2008 to June 30, 2009 ............     $9.66        0.32          (0.02)         (0.32)
July 1, 2007 to June 30, 2008 ............     $9.73        0.31          (0.07)         (0.31)
July 1, 2006 to June 30, 2007 ............     $9.73        0.28           0.00          (0.28)
July 1, 2005 to June 30, 2006 ............     $9.82        0.24          (0.09)         (0.24)
November 1, 2004 to June 30, 2005(4) .....     $9.84        0.13          (0.02)         (0.13)
November 1, 2003 to October 31, 2004 .....     $9.83        0.19           0.01          (0.19)
Institutional Class
July 1, 2008 to June 30, 2009 ............     $9.68        0.41          (0.02)         (0.41)
March 31, 2008(5) to June 30, 2008 .......     $9.72        0.10          (0.04)         (0.10)
Investor Class
July 1, 2008 to June 30, 2009 ............     $9.67        0.39          (0.02)         (0.39)
July 1, 2007 to June 30, 2008 ............     $9.74        0.40          (0.07)         (0.40)
July 1, 2006 to June 30, 2007 ............     $9.74        0.36           0.00          (0.36)
July 1, 2005 to June 30, 2006 ............     $9.83        0.33          (0.09)         (0.33)
November 1, 2004 to June 30, 2005(4) .....     $9.85        0.20          (0.02)         (0.20)
November 1, 2003 to October 31, 2004 .....     $9.83        0.31           0.02          (0.31)
ULTRA SHORT-TERM MUNICIPAL INCOME FUND
Class A
July 1, 2008 to June 30, 2009 ............     $4.75        0.20           0.03          (0.20)
July 1, 2007(5) to June 30, 2008(7) ......     $4.76        0.20          (0.01)         (0.20)
July 1, 2006 to June 30, 2007 ............     $4.76        0.17           0.00          (0.17)
July 1, 2005 to June 30, 2006 ............     $4.77        0.14          (0.01)         (0.14)
November 1, 2004 to June 30, 2005(4) .....     $4.83        0.07          (0.06)         (0.07)
November 1, 2003 to October 31, 2004 .....     $4.87        0.08          (0.04)         (0.08)
Class C
July 1, 2008 to June 30, 2009 ............     $4.76        0.16           0.02          (0.16)
March 31, 2008(5) to June 30, 2008 .......     $4.75        0.04           0.01          (0.04)

The accompanying notes are an integral part of these financial statements.

                Wells Fargo Advantage Municipal Income Funds 111


Financial Highlights

                                 Ratio to Average Net Assets
                                       (Annualized)(1)
                          ----------------------------------------
Distributions    Ending      Net
  from Net     Net Asset  Investment                                           Portfolio  Net Assets at
 Realized      Value Per    Income     Gross    Expenses     Net      Total     Turnover  End of Period
   Gains         Share     (Loss)     Expenses   Waived   Expenses  Return(2)   Rate(3)   (000's omitted)
-------------  ---------  ----------  --------  --------  --------  ---------  ---------  ---------------


    0.00         $8.73       5.34%      0.81%    (0.21)%    0.60%      0.00%      152%       $  157,287
    0.00         $9.21       4.71%      0.87%    (0.31)%    0.56%      1.65%      144%       $   26,793
   (0.02)        $9.50       4.48%      0.89%    (0.41)%    0.48%      5.77%      107%       $   15,926
    0.00         $9.41       4.57%      0.90%    (0.42)%    0.48%      2.57%      136%       $   16,136
    0.00         $9.60       4.87%      0.90%    (0.44)%    0.46%      2.90%       68%       $   17,821

    0.00         $8.73       5.50%      0.51%    (0.09)%    0.42%      0.17%      152%       $       10
    0.00         $9.21       5.02%      0.56%    (0.12)%    0.44%      1.45%      144%       $       10
    0.00         $8.74       5.12%      0.94%    (0.14)%    0.80%     (0.09)%     152%       $  249,015
    0.00         $9.21       4.46%      1.16%    (0.36)%    0.80%      1.41%      144%       $  248,426
   (0.02)        $9.50       4.16%      1.24%    (0.44)%    0.80%      5.43%      107%       $  248,692
    0.00         $9.41       4.25%      1.25%    (0.45)%    0.80%      2.25%      136%       $  200,297
    0.00         $9.60       4.32%      0.98%    (0.18)%    0.80%      4.31%       68%       $  201,608
    0.00         $9.47       4.72%      0.84%    (0.03)%    0.81%     11.52%      100%       $  185,717




    0.00         $9.64       4.14%      0.87%    (0.27)%    0.60%      3.39%      101%       $  135,320

    0.00         $9.64       3.36%      1.61%    (0.25)%    1.36%      3.25%      101%       $   21,599
    0.00         $9.66       3.15%      1.71%    (0.16)%    1.55%      2.50%       94%       $    5,656
    0.00         $9.73       2.81%      1.73%    (0.18)%    1.55%      2.85%      126%       $    2,847
    0.00         $9.73       2.46%      1.74%    (0.16)%    1.58%      1.57%      129%       $    4,965
    0.00(6)      $9.82       1.98%      1.78%    (0.05)%    1.73%      1.16%       75%       $    8,228
    0.00         $9.84       1.96%      1.82%    (0.03)%    1.79%      2.08%       69%       $    6,982

    0.00         $9.66       4.15%      0.55%    (0.15)%    0.40%      4.21%      101%       $    6,123
    0.00         $9.68       4.35%      0.54%    (0.13)%    0.41%      0.66%       94%       $       10

    0.00         $9.65       4.10%      0.92%    (0.26)%    0.66%      3.98%      101%       $1,019,054
    0.00         $9.67       4.06%      1.10%    (0.44)%    0.66%      3.43%       94%       $  796,199
    0.00         $9.74       3.70%      1.15%    (0.49)%    0.66%      3.76%      126%       $  674,631
    0.00         $9.74       3.40%      1.15%    (0.49)%    0.66%      2.49%      129%       $  637,443
    0.00(6)      $9.83       3.07%      0.87%    (0.21)%    0.66%      1.87%       75%       $  657,403
    0.00         $9.85       3.12%      0.69%    (0.03)%    0.66%      3.37%       69%       $  484,450



    0.00         $4.78       3.77%      0.84%    (0.17)%    0.67%      5.00%      186%       $2,227,869
    0.00         $4.75       4.14%      0.99%    (0.29)%    0.70%      4.10%      191%       $  112,660
    0.00         $4.76       3.52%      1.06%    (0.34)%    0.72%      3.59%      123%       $    9,670
    0.00         $4.76       2.98%      1.05%    (0.29)%    0.76%      2.81%      128%       $   13,317
    0.00         $4.77       2.23%      1.14%    (0.10)%    1.04%      0.27%       47%       $   19,540
    0.00         $4.83       1.72%      1.17%    (0.05)%    1.12%      0.90%       72%       $   39,623

    0.00         $4.78       2.79%      1.58%    (0.16)%    1.42%      3.95%      186%       $  255,585
    0.00         $4.76       2.93%      1.63%    (0.21)%    1.42%      1.00%      191%       $    2,276

                112 Wells Fargo Advantage Municipal Income Funds


                                                            Financial Highlights

                                            Beginning                  Net Realized   Distributions
                                            Net Asset        Net      and Unrealized     from Net
                                            Value Per    Investment     Gain (Loss)     Investment
                                              Share    Income (Loss)  on Investments      Income
                                            ---------  -------------  --------------  -------------
ULTRA SHORT-TERM MUNICIPAL INCOME FUND (continued)
Institutional Class
July 1, 2008 to June 30, 2009 ............    $ 4.75        0.22            0.03          (0.22)
July 1, 2007 to June 30, 2008 ............    $ 4.76        0.22           (0.01)         (0.22)
July 1, 2006 to June 30, 2007 ............    $ 4.76        0.19            0.00          (0.19)
July 1, 2005 to June 30, 2006 ............    $ 4.77        0.16           (0.01)         (0.16)
November 1, 2004 to June 30, 2005(4) .....    $ 4.83        0.09           (0.06)         (0.09)
November 1, 2003 to October 31, 2004 .....    $ 4.87        0.12           (0.04)         (0.12)
Investor Class
July 1, 2008 to June 30, 2009 ............    $ 4.75        0.20            0.03          (0.20)
July 1, 2007 to June 30, 2008 ............    $ 4.76        0.20           (0.01)         (0.20)
July 1, 2006 to June 30, 2007 ............    $ 4.76        0.16            0.01          (0.17)
July 1, 2005 to June 30, 2006 ............    $ 4.77        0.14           (0.01)         (0.14)
November 1, 2004 to June 30, 2005(4) .....    $ 4.83        0.08           (0.06)         (0.08)
November 1, 2003 to October 31, 2004 .....    $ 4.87        0.10           (0.04)         (0.10)

WISCONSIN TAX-FREE FUND
Class A
July 1, 2008 to June 30, 2009 ............    $10.37        0.38            0.06          (0.38)
March 31, 2008(5) to June 30, 2008 .......    $10.44        0.09           (0.07)         (0.09)
Class C
July 1, 2008 to June 30, 2009 ............    $10.37        0.30            0.06          (0.30)
July 1, 2007 to June 30, 2008 ............    $10.44        0.30           (0.05)         (0.30)
July 1, 2006 to June 30, 2007 ............    $10.38        0.30            0.11          (0.30)
July 1, 2005 to June 30, 2006 ............    $10.70        0.30           (0.29)         (0.30)
November 1, 2004 to June 30, 2005(4) .....    $10.80        0.21            0.06          (0.21)
November 1, 2003 to October 31, 2004 .....    $10.69        0.32            0.16          (0.32)
Investor Class
July 1, 2008 to June 30, 2009 ............    $10.37        0.37            0.06          (0.37)
July 1, 2007 to June 30, 2008 ............    $10.44        0.38           (0.05)         (0.38)
July 1, 2006 to June 30, 2007 ............    $10.38        0.38            0.11          (0.38)
July 1, 2005 to June 30, 2006 ............    $10.70        0.38           (0.29)         (0.38)
November 1, 2004 to June 30, 2005(4) .....    $10.80        0.28            0.06          (0.28)
November 1, 2003 to October 31, 2004 .....    $10.69        0.44            0.16          (0.44)

The accompanying notes are an integral part of these financial statements.

                Wells Fargo Advantage Municipal Income Funds 113


Financial Highlights

                 Ending     Ratio to Average Net Assets (Annualized)(1)
 Distributions  Net Asset  --------------------------------------------             Portfolio   Net Assets at
   from Net     Value Per  Net Investment    Gross   Expenses     Net      Total     Turnover   End of Period
Realized Gains    Share     Income (Loss)  Expenses   Waived   Expenses  Return(2)   Rate(3)   (000's omitted)
--------------  ---------  --------------  --------  --------  --------  ---------  ---------  ---------------


      0.00        $ 4.78        4.28%        0.50%    (0.13)%    0.37%     5.32%       186%       $  542,964
      0.00        $ 4.75        4.57%        0.61%    (0.24)%    0.37%     4.47%       191%       $   95,113
      0.00        $ 4.76        3.87%        0.61%    (0.24)%    0.37%     3.95%       123%       $   80,326
      0.00        $ 4.76        3.37%        0.59%    (0.22)%    0.37%     3.20%       128%       $   91,622
      0.00        $ 4.77        2.86%        0.47%    (0.06)%    0.41%     0.67%        47%       $  144,860
      0.00        $ 4.83        2.45%        0.40%    (0.02)%    0.38%     1.65%        72%       $  289,641

      0.00        $ 4.78        4.13%        0.90%    (0.18)%    0.72%     4.96%       186%       $1,334,323
      0.00        $ 4.75        4.20%        1.16%    (0.44)%    0.72%     4.10%       191%       $  746,639
      0.00        $ 4.76        3.52%        1.23%    (0.51)%    0.72%     3.59%       123%       $  340,682
      0.00        $ 4.76        3.02%        1.22%    (0.50)%    0.72%     2.84%       128%       $  419,465
      0.00        $ 4.77        2.53%        0.90%    (0.14)%    0.76%     0.44%        47%       $  556,121
      0.00        $ 4.83        2.11%        0.75%    (0.02)%    0.73%     1.30%        72%       $  881,337



      0.00        $10.43        3.71%        0.97%    (0.29)%    0.68%     4.38%       126%       $    5,110
      0.00        $10.37        3.34%        0.99%    (0.29)%    0.70%     0.21%       102%       $      331

      0.00        $10.43        2.89%        1.73%    (0.24)%    1.49%     3.54%       126%       $    7,528
     (0.02)       $10.37        2.82%        1.82%    (0.33)%    1.49%     2.40%       102%       $    5,123
     (0.05)       $10.44        2.87%        1.88%    (0.39)%    1.49%     3.99%        51%       $    3,730
     (0.03)       $10.38        2.86%        2.00%    (0.50)%    1.50%     0.07%       111%       $    3,346
     (0.16)       $10.70        2.97%        2.07%    (0.58)%    1.49%     2.60%        24%       $    2,583
     (0.05)       $10.80        3.00%        2.10%    (0.60)%    1.50%     4.54%        17%       $    2,380

      0.00        $10.43        3.64%        1.05%    (0.30)%    0.75%     4.31%       126%       $   92,061
     (0.02)       $10.37        3.57%        1.22%    (0.47)%    0.75%     2.95%       102%       $   88,130
     (0.05)       $10.44        3.61%        1.30%    (0.55)%    0.75%     4.77%        51%       $   68,745
     (0.03)       $10.38        3.62%        1.41%    (0.66)%    0.75%     0.82%       111%       $   58,974
     (0.16)       $10.70        3.96%        1.22%    (0.71)%    0.51%     3.26%        24%       $   53,648
     (0.05)       $10.80        4.09%        1.17%    (0.77)%    0.40%     5.69%        17%       $   48,109

                114 Wells Fargo Advantage Municipal Income Funds


                                                   Notes to Financial Statements

1. ORGANIZATION

Wells Fargo Funds Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust commenced operations on November 8, 1999, and at June 30, 2009, was comprised of 99 separate series. These financial statements present the Intermediate Tax/AMT-Free Fund, Municipal Bond Fund, Short-Term Municipal Bond Fund, Ultra Short-Term Municipal Income Fund, and Wisconsin Tax-Free Fund (each, a "Fund", and collectively, the "Funds"). Each Fund is a diversified series of the Trust.

The separate classes of shares offered by each Fund differ principally in applicable sales charges and distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

As of the open of business on July 21, 2008, each "Acquiring Fund" identified below acquired all of the assets and assumed all of the liabilities of its corresponding "Target Fund" (each an "Acquisition", and collectively the "Acquisitions"), as shown in the table below. Each Acquiring Fund was deemed to be the accounting survivor in each Acquisition.

Target Fund                                   Acquiring Fund
-----------                           ------------------------------
National Limited-Term Tax-Free Fund   Short-Term Municipal Bond Fund
National Tax-Free Fund                Municipal Bond Fund

The Acquisitions were completed pursuant to an Agreement and Plan of Reorganization approved by the Board of Trustees of the Trust on November 7, 2007, and by the shareholders of each Target Fund on June 30, 2008. The Acquisitions were accomplished through the following steps.

In a tax-free exchange, the Short-Term Municipal Bond Fund issued 9,300,757 of its Class A shares (valued at $90,257,987) and 86,972 of its Class C shares (valued at $843,942) in exchange for all of the assets and liabilities of the National Limited-Term Tax-Free Fund. The aggregate net assets of the National Limited-Term Tax-Free Fund, representing the aggregate net asset value of the Class A shares, Class B shares, Class C shares and Administrator Class shares of the National Limited-Term Tax-Free Fund, at the close of business on July 18, 2008 were valued at $91,101,929, and included $402,947 of net unrealized depreciation, and were combined with those of the Short-Term Municipal Bond Fund.

The National Limited-Term Tax-Free Fund then liquidated by distributing (i) Class A shares of the Short-Term Municipal Bond Fund pro rata to the National Limited-Term Tax-Free Fund shareholders holding Class A, Class B and Administrator Class shares, respectively, of the National Limited-Term Tax-Free Fund, and (ii) Class C shares of the Short-Term Municipal Bond Fund pro rata to the National Limited-Term Tax-Free Fund shareholders holding Class C shares of the National Limited-Term Tax-Free Fund. As a result, the National Limited-Term Tax-Free Fund shareholders received shares of their specified class of the Short-Term Municipal Bond Fund with a total value equal to the value of their National Limited-Term Tax-Free Fund shares at the close of business on July 18, 2008.

In a tax-free exchange, the Municipal Bond Fund issued 9,544,972 of its Class A shares (valued at $88,082,455), 722,689 of its Class B shares (valued at $6,669,588), 774,520 of its Class C shares (valued at $7,142,512) and 16,764,299 of its Administrator Class shares (valued at $154,649,716) in exchange for all of the assets and liabilities of the National Tax-Free Fund. The aggregate net assets of the National Tax-Free Fund, representing the aggregate net asset value of the Class A shares, Class B shares, Class C shares, and Administrator Class shares of the National Tax-Free Fund, at the close of business on July 18, 2008 were valued at $256,544,271, and included $4,296,161 of net unrealized depreciation, and were combined with those of the Municipal Bond Fund.

The National Tax-Free Fund then liquidated by distributing (i) Class A shares of the Municipal Bond Fund pro rata to the National Tax-Free Fund shareholders holding Class A shares of the National Tax-Free Fund, (ii) Class B shares of the Municipal

                Wells Fargo Advantage Municipal Income Funds 115


Notes to Financial Statements

Bond Fund pro rata to the National Tax-Free Fund shareholders holding Class B shares of the National Tax-Free Fund, (iii) Class C shares of the Municipal Bond Fund pro rata to the National Tax-Free Fund shareholders holding Class C shares of the National Tax-Free Fund, and (iv) Administrator Class shares of the Municipal Bond Fund pro rata to the National Tax-Free Fund shareholders holding Administrator Class shares of the National Tax-Free Fund. As a result, the National Tax-Free Fund shareholders received shares of their specified class of the Municipal Bond Fund with a total value equal to the value of their National Tax-Free Fund shares at the close of business on July 18, 2008.

In connection with the Acquisitions, each Target Fund was dissolved and terminated as a series of the Trust. The aggregate net assets of the Short-Term Municipal Bond Fund and the Municipal Bond Fund immediately after the Acquisitions totaled $907,951,496 and $656,849,735, respectively.

In addition, effective at the close of business on June 20, 2008, the Advisor Class of the Ultra Short-Term Municipal Income Fund was renamed Class A and was modified to assume the features and attributes associated with Class A, including its exchange privileges.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Trust, are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP") for investment companies.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Management has considered the circumstances under which the Funds should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through August 24, 2009 which represents the date the financial statements are issued. Adjustments or additional disclosures, if any, have been included in these financial statements.

Under the Trust's organizational documents, their officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

SECURITY VALUATION

Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price. Securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the NASDAQ Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the NASDAQ, the bid price will be used. In the absence of any sale of securities listed on the NASDAQ, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed "stale" and the valuations will be determined in accordance with the Funds' Fair Valuation Procedures.

Certain fixed income securities with maturities exceeding 60 days are valued by using a pricing service approved by the Trust's Board of Trustees. The service uses market prices as quoted by an independent pricing service or by dealers in these securities when, in the service's judgment, these prices are readily available and are representative of the securities' fair values. For some securities, such prices are not readily available. These securities will generally be fair valued using methods which may include consideration of yields or prices of securities of comparable quality, coupon rate, maturity and type of issue; indications as to values from dealers in securities, trading characteristics and general market conditions.

Debt securities of sufficient credit quality with original maturities of 60 days or less generally are valued at amortized cost which approximates market value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates fair value.

                116 Wells Fargo Advantage Municipal Income Funds


                                                   Notes to Financial Statements

Investments in open-end mutual funds are valued at net asset value. Investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.

The valuation techniques used by the Funds to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

FAIR VALUATION MEASUREMENTS

In accordance with Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions regarding the assumptions market participants would use in pricing the asset or liability, based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

-    Level 1 - quoted prices in active markets for identical investments

- Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

- Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in these securities.

The following is a summary of the inputs used as of June 30, 2009 in valuing the Funds' investments in securities:

                                                             Significant Other       Significant
                                             Quoted Prices   Observable Inputs   Unobservable Inputs   Total Fair Value
INVESTMENTS IN SECURITIES*                     (Level 1)        (Level 2)             (Level 3)        as of 06/30/2009
--------------------------                   -------------   -----------------   -------------------   ----------------
INTERMEDIATE TAX/AMT-FREE FUND
   Debt securities issued by states in the
      U.S. and its political subdivisions     $         0      $  529,569,524         $1,521,500         $ 531,091,024
   Short-term investments                       6,818,083                   0                  0             6,818,083
   TOTAL                                      $ 6,818,083      $  529,569,524         $1,521,500         $ 537,909,107
MUNICIPAL BOND FUND
   Debt securities issued by states in the
      U.S. and its political subdivisions     $         0      $  640,212,691         $1,878,500         $ 642,091,191
   Short-term investments                       2,934,076                   0                  0             2,934,076
   TOTAL                                      $ 2,934,076      $  640,212,691         $1,878,500         $ 645,025,267
SHORT-TERM MUNICIPAL BOND FUND
   Debt securities issued by states in the
      U.S. and its political subdivisions     $         0      $1,135,009,263         $3,400,000        $1,138,409,263
   Short-term investments                      30,557,502                   0                  0            30,557,502
   TOTAL                                      $30,557,502      $1,135,009,263         $3,400,000        $1,168,966,765

                Wells Fargo Advantage Municipal Income Funds 117


Notes to Financial Statements

                                                             Significant Other       Significant
                                             Quoted Prices   Observable Inputs   Unobservable Inputs   Total Fair Value
INVESTMENTS IN SECURITIES*                     (Level 1)        (Level 2)             (Level 3)        as of 06/30/2009
--------------------------                   -------------   -----------------   -------------------   ----------------
ULTRA SHORT-TERM MUNICIPAL INCOME FUND
   Debt securities issued by states in the
      U.S. and its political subdivisions     $          0     $3,989,166,344        $23,174,000        $4,012,340,344
   Short-term investments                      122,429,298                  0                  0           122,429,298
   TOTAL                                      $122,429,298     $3,989,166,344        $23,174,000        $4,134,769,642
WISCONSIN TAX-FREE FUND
   Debt securities issued by states in the
      U.S. and its political subdivisions     $          0     $  101,667,451        $ 1,870,000        $  103,537,451
   Short-term investments                                0                  0                  0                     0
   TOTAL                                      $          0     $  101,667,451        $ 1,870,000        $  103,537,451

* Further details on the major security types listed above can be found in the Portfolio of Investments.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

                                                                                             Ultra
                                                                             Short-Term    Short-Term
                                                 Intermediate    Municipal    Municipal     Municipal    Wisconsin
                                                 Tax/AMT-Free      Bond         Bond         Income       Tax-Free
MUNICIPAL INCOME FUNDS                               Fund          Fund         Fund          Fund          Fund
----------------------                           ------------   ----------   ----------   -----------   -----------
Balance as of 06/30/2008                          $        0    $        0   $        0   $         0   $        0
   Debt securities issued by states in
      the U.S. and its political subdivisions:
   Accrued discounts (premiums)                        2,032         2,508        4,540        14,073          858
   Realized gain (loss)                                    0             0            0             0            0
   Change in unrealized
      appreciation (depreciation)                      3,562         4,398        7,960       (14,073)        (858)
   Net purchases (sales)                           1,515,906     1,871,594    3,387,500    23,174,000    1,870,000
   Transfer in (out) of Level 3                            0             0            0             0            0
Balance as of 06/30/2009                          $1,521,500    $1,878,500   $3,400,000   $23,174,000   $1,870,000

                                                                                             Ultra
                                                                             Short-Term    Short-Term
                                                 Intermediate    Municipal    Municipal     Municipal    Wisconsin
                                                 Tax/AMT-Free      Bond         Bond         Income       Tax-Free
MUNICIPAL INCOME FUNDS                               Fund          Fund         Fund          Fund          Fund
----------------------                           ------------   ----------   ----------   -----------   -----------
Change in unrealized appreciation
   (depreciation) relating to securities
   held at the end of reporting period              $3,562        $4,398       $7,960      $(14,073)       $(858)

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily using the effective interest method.

Debt obligations may be placed on non-accrual status and related investment income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of income has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

                118 Wells Fargo Advantage Municipal Income Funds


                                                   Notes to Financial Statements

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

DISTRIBUTIONS TO SHAREHOLDERS

Net investment income, if any, is declared daily and distributed to shareholders monthly. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually.

For federal income tax purposes, a Fund may designate as capital gains distributions the earnings and profits distributed to shareholders on the redemption of fund shares during the year.

Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications.

At June 30, 2009, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and
Liabilities:

                                            Undistributed/         Undistributed Net
                                            Overdistributed      Realized Gain/(Loss)
FUND                                     Net Investment (Loss)      on Investments      Paid-in Capital
----                                     ---------------------   --------------------   ---------------
INTERMEDIATE TAX/AMT-FREE FUND                $ (17,285)              $   17,285          $         0
MUNICIPAL BOND FUND                            (228,671)                 228,671                    0
SHORT-TERM MUNICIPAL BOND FUND                  (72,145)               4,935,142           (4,862,997)
ULTRA SHORT-TERM MUNICIPAL INCOME FUND          (88,087)                  88,087                    0
WISCONSIN TAX-FREE FUND                          (6,260)                   6,260                    0

FEDERAL INCOME TAXES

Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund of the Trust to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code (the "Code"), and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at June 30, 2009.

Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years and has concluded that as of June 30, 2009, no provision for income tax would be required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired (open tax years: June 30, 2006; June 30, 2007; June 30, 2008; June 30, 2009) are subject to examination by the Internal Revenue Service and state departments of revenue.

At June 30, 2009, net capital loss carryforwards, which are available to offset future net realized capital gains, were:

                                 Expiration    Capital Loss
FUND                                Year      Carryforwards
----                             ----------   -------------
INTERMEDIATE TAX/AMT-FREE FUND      2017       $3,583,534
SHORT-TERM MUNICIPAL BOND FUND      2010        1,445,980
                                    2013        3,449,790
                                    2014          990,974
                                    2015           66,802
                                    2016           52,282
                                    2017        4,186,772

                Wells Fargo Advantage Municipal Income Funds 119


Notes to Financial Statements

                                         Expiration    Capital Loss
FUND                                        Year      Carryforwards
----                                     ----------   -------------
ULTRA SHORT-TERM MUNICIPAL INCOME FUND      2010       31,152,609
                                            2011        2,733,995
                                            2014       25,349,055
                                            2015        2,105,019

At June 30, 2009, current year deferred post-October capital losses, which will be treated as realized for tax purposes on the first day of the succeeding year, were:

                                           Deferred
                                         Post-October
FUND                                     Capital Loss
----                                     ------------
INTERMEDIATE TAX/AMT-FREE FUND            $5,466,499
MUNICIPAL BOND FUND                        9,099,464
SHORT-TERM MUNICIPAL BOND FUND               868,625
ULTRA SHORT-TERM MUNICIPAL INCOME FUND     2,189,862
WISCONSIN TAX-FREE FUND                    1,330,324

CREDIT DEFAULT SWAPS

Certain Funds are subject to credit risk in the normal course of pursuing their investment objectives. A Fund may enter into credit default swap contracts for hedging or speculative purposes to provide or receive a measure of protection against default on a referenced entity, obligation or index. Credit default swaps involve an exchange of a stream of payments for protection against the loss in value of an underlying security or index. Under the terms of the swap, one party acts as a guarantor (referred to as the seller of protection) and receives a periodic stream of payments, provided that there is no credit event, from another party (referred to as the buyer of protection) that is a fixed percentage applied to a notional principal amount over the term of the swap. An index credit default swap references all the names in the index, and if a credit event is triggered, the credit event is settled based on that name's weight in the index. A credit event includes bankruptcy, failure to pay, obligation default, obligation acceleration, repudiation/moratorium, and restructuring. The Fund may enter into credit default swaps as either the seller of protection or the buyer of protection. As the seller of protection, the Fund is subject to investment exposure on the notional amount of the swap and has assumed the risk of default of the underlying security or index. As the buyer of protection, the Fund could be exposed to risks if the seller of the protection defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index. The maximum potential amount of future payments (undiscounted) that the Fund as the seller of protection could be required to make under the credit default swap contract would be an amount equal to the notional amount of the swap contract. The Fund's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund's exposure to the counterparty.

If the Fund is the seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will pay to the buyer of protection the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index. If the Fund is the buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will receive from the seller of protection the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index.

Any premiums paid or received on the transactions are recorded as an asset or liability on the Statement of Assets and Liabilities and amortized. The value of the swap contract is marked-to-market daily based on quotations from an independent pricing service or market makers and any change in value is recorded as an unrealized gain or loss. Periodic payments made or received are recorded as realized gains or losses. In addition, payments received or made as a result of a credit event or termination of the contract are recognized as realized gains or losses.

                120 Wells Fargo Advantage Municipal Income Funds


                                                   Notes to Financial Statements

Certain credit default swap contracts entered into by the Fund provide for conditions that result in events of default or termination that enable the counterparty to the agreement to cause an early termination of the transactions under those agreements. Any election by the counterparty to terminate early may impact the amounts reported on the financial statements.

As of June 30, 2009, there were no credit default swaps in the Funds. During the year ended June 30, 2009, the Intermediate Tax/AMT-Free Fund held one Credit Default Swap with a notional amount of $4,500,000 and the Municipal Bond Fund held one Credit Default Swap with a notional amount of $5,500,000.

The realized gains or losses and change in unrealized gains or losses on derivative instruments are reflected in the appropriate financial statements.

FUTURES CONTRACTS

Certain Funds are subject to interest rate risk in the normal course of pursuing its investment objectives. The Funds may buy and sell futures contracts in order to gain exposure to, or protect against changes in, security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Funds and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Funds since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

At June 30, 2009, there were no open futures contracts in the Funds. The average number of futures contracts during the year ended June 30, 2009 for the Intermediate Tax/AMT-Free Fund, Municipal Bond Fund, Short-Term Municipal Bond Fund, Ultra Short-Term Municipal Income Fund and Wisconsin Tax-Free Fund was 67, 65, 75, 62 and 12 respectively.

The realized gains or losses and change in unrealized gains or losses on derivative instruments are reflected in the appropriate financial statements.

MUNICIPAL MARKET DATA RATE LOCKS

Certain Funds are subject to interest rate risk in the normal course of pursuing its investment objectives. A Fund may purchase and sell Municipal Market Data Rate Locks ("MMD Rate Locks"). A Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund's yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates). An MMD Rate Lock permits a Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. An MMD Rate Lock is a contract between a Fund and an MMD Rate Lock provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if a Fund buys an MMD Rate Lock and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to a Fund equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, a Fund will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract. In connection with investments in MMD Rate Locks, there is a risk that municipal yields will move in the opposite direction than anticipated by a Fund, which would cause the Fund to make payments to its counterparty in the transaction that could adversely affect the Fund's performance. The Fund could be exposed to risks if the counterparty defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates or in the price of the underlying index. The Fund's maximum risk of loss from counterparty risk is the fair value of the contract. This risk is mitigated by having a master

                Wells Fargo Advantage Municipal Income Funds 121


Notes to Financial Statements

netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund's exposure to the counterparty.

As of June 30, 2009, there were no MMD Rate Locks in the Funds. The average notional amount of MMD Rate Locks held during the year ended June 30, 2009 for the Intermediate Tax/AMT-Free Fund, Municipal Bond Fund and Wisconsin Tax-Free Fund was $5,000,000, $13,500,000 and $2,000,000, respectively.

The realized gains or losses and change in unrealized gains or losses on derivative instruments are reflected in the appropriate financial statements.

THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENTS OF OPERATIONS FOR THE YEAR ENDED JUNE 30, 2009.

Amount of realized gain or (loss) on derivatives recognized in income:

Derivatives Not Accounted for as Hedging   Credit Default                  MMD Rate
Instruments under Statement 133                Swaps          Futures        Locks        Total
----------------------------------------   --------------   -----------   ----------   -----------
INTERMEDIATE TAX/AMT-FREE FUND
   Credit contracts                            $ 4,306      $         0   $        0   $     4,306
   Interest rate contracts                           0       (3,662,792)     205,196    (3,457,596)
   TOTAL                                       $ 4,306      $(3,662,792)  $  205,196   $(3,453,290)
MUNICIPAL BOND FUND
   Credit contracts                            $85,327      $         0   $        0   $    85,327
   Interest rate contracts                           0       (5,679,714)   1,611,430    (4,068,284)
   TOTAL                                       $85,327      $(5,679,714)  $1,611,430   $(3,982,957)
SHORT-TERM MUNICIPAL BOND FUND
   Interest rate contracts                     $     0      $(6,788,327)  $        0   $(6,788,327)
   TOTAL                                       $     0      $(6,788,327)  $        0   $(6,788,327)
ULTRA SHORT-TERM MUNICIPAL BOND FUND
   Interest rate contracts                     $     0      $(4,955,828)  $        0   $(4,955,828)
   TOTAL                                       $     0      $(4,955,828)  $        0   $(4,955,828)
WISCONSIN TAX-FREE FUND
   Interest rate contracts                     $     0      $  (509,807)  $  227,078   $  (282,729)
   TOTAL                                       $     0      $  (509,807)  $  227,078   $  (282,729)

WHEN-ISSUED TRANSACTIONS

Each Fund may purchase securities on a forward commitment or `when-issued' basis. A Fund records a when-issued transaction on the trade date and will segregate assets to cover its obligation by confirming the availability of qualifying assets having a value sufficient to make payment for the securities purchased. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

3. EXPENSES

ADVISORY FEES

The Trust has entered into an advisory contract with Wells Fargo Funds Management, LLC ("Funds Management"). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management.

Pursuant to the contract, Funds Management is entitled to receive an advisory fee for its services as adviser. Funds Management may retain the services of certain investment subadvisers to provide daily portfolio management. The fees related to subadvisory services are borne directly by the adviser and do not increase the overall fees paid by a Fund to the adviser. Funds Management and the investment subadviser(s) are entitled to be paid a monthly fee at the following annual rates:

                122 Wells Fargo Advantage Municipal Income Funds


                                                   Notes to Financial Statements

                                                          Advisory                                           Subadvisory
                                                         Fees (% of                                           Fees (% of
                                     Average Daily     Average Daily                      Average Daily     Average Daily
FUND                                  Net Assets        Net Assets)      Subadviser         Net Assets       Net Assets)
----                              ------------------   -------------   -------------   ------------------   -------------
INTERMEDIATE TAX/AMT-FREE FUND*   First $500 million       0.350       Wells Capital   First $100 million       0.200
                                   Next $500 million       0.325       Management      Next $200 million        0.175
                                     Next $2 billion       0.300       Incorporated    Next $200 million        0.150
                                     Next $2 billion       0.275                       Over $500 million        0.100
                                     Over $5 billion       0.250
MUNICIPAL BOND FUND               First $500 million       0.350       Wells Capital   First $100 million       0.200
                                   Next $500 million       0.325       Management      Next $200 million        0.175
                                     Next $2 billion       0.300       Incorporated    Next $200 million        0.150
                                     Next $2 billion       0.275                       Over $500 million        0.100
                                     Over $5 billion       0.250
SHORT-TERM MUNICIPAL BOND FUND    First $500 million       0.350       Wells Capital   First $100 million       0.150
                                   Next $500 million       0.325       Management      Next $200 million        0.100
                                     Next $2 billion       0.300       Incorporated    Over $300 million        0.050
                                     Next $2 billion       0.275
                                     Over $5 billion       0.250
ULTRA SHORT-TERM MUNICIPAL        First $500 million       0.350       Wells Capital   First $100 million       0.150
   INCOME FUND                     Next $500 million       0.325       Management      Next $200 million        0.100
                                     Next $2 billion       0.300       Incorporated    Over $300 million        0.050
                                     Next $2 billion       0.275
                                     Over $5 billion       0.250
WISCONSIN TAX-FREE FUND           First $500 million       0.350       Wells Capital   First $100 million       0.200
                                   Next $500 million       0.325       Management      Next $200 million        0.175
                                     Next $2 billion       0.300       Incorporated    Next $200 million        0.150
                                     Next $2 billion       0.275                       Over $500 million        0.100
                                     Over $5 billion       0.250

* Effective November 1, 2008, Intermediate Tax-Free Fund was renamed Intermediate Tax/AMT-Free Fund.

ADMINISTRATION AND TRANSFER AGENT FEES

The Trust has entered into an Administration Agreement with Funds Management. Under this Agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive the following annual fees:

                                                     Administration Fees
                                    Average Daily       (% of Average
                                     Net Assets       Daily Net Assets)
                                  ----------------   -------------------
Fund Level                        First $5 billion           0.05
                                  Next $5 billion            0.04
                                  Over $10 billion           0.03
Class Level
   Class A, Class B, Class C      All asset levels           0.18
   Administrator Class            All asset levels           0.10
   Institutional Class            All asset levels           0.08
   Investor Class                 All asset levels           0.23

The Trust has entered into an agreement with Boston Financial Data Services ("BFDS") as the transfer agent for the Trust. BFDS is entitled to receive fees from the administrator for its services as transfer agent.

                Wells Fargo Advantage Municipal Income Funds 123


Notes to Financial Statements

CUSTODY FEES

The Trust has entered into a contract with Wells Fargo Bank, N.A. ("WFB"), whereby WFB is responsible for providing custody services. Pursuant to the contract, WFB is entitled to a monthly fee for custody services at the following annual rates:

                                    % of Average
                                  Daily Net Assets
                                  ----------------
All Municipal Income Funds              0.02

DISTRIBUTION FEES

The Trust has adopted a Distribution Plan (the "Plan") for Class B and Class C shares of the applicable Funds pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter of each fund, an annual rate of 0.75% of average daily net assets.

For the year ended June 30, 2009, distribution fees incurred are disclosed on the Statements of Operations.

SHAREHOLDER SERVICING FEES

The Trust has entered into contracts with one or more shareholder servicing agents, whereby each Fund is charged the following annual fees:

                                    % of Average
SHARE CLASS                       Daily Net Assets
-----------                       ----------------
Class A, Class B, Class C,
  Administrator Class, Investor
  Class                                 0.25

For the year ended June 30, 2009, shareholder servicing fees paid were as follows. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo & Company.

                                                                    Administrator    Investor
FUND                                Class A    Class B    Class C       Class         Class
----                              ----------   -------   --------   -------------   ----------
INTERMEDIATE TAX/AMT-FREE FUND    $  196,314        NA   $ 15,212      $ 23,594     $1,030,170
MUNICIPAL BOND FUND                  478,337    21,215     22,547       372,522        580,041
SHORT-TERM MUNICIPAL BOND FUND       238,175        NA     25,003            NA      2,070,208
ULTRA SHORT-TERM MUNICIPAL
   INCOME FUND                     1,476,018        NA    128,541            NA      2,215,889
WISCONSIN TAX-FREE FUND                7,406        NA     14,143            NA        218,538

OTHER FEES AND EXPENSES

PNC Global Investment Servicing ("PNC") serves as fund accountant for the Trust and is entitled to receive an annual asset-based fee and an annual fixed fee from each Fund. PNC is also entitled to be reimbursed for all out-of-pocket expenses reasonably incurred in providing these services.

Each Fund also bears its share of other fees and expenses incurred in the normal course of business, including but not limited to: professional fees, registration fees, shareholder reporting costs, and Trustees fees and expenses. The Trust compensates its Trustees for their services, plus travel and other expenses incurred in attending Board meetings.

WAIVED FEES AND REIMBURSED EXPENSES

All amounts shown as waived fees or reimbursed expenses in the Statements of Operations, for the year ended June 30, 2009, were waived by Funds Management proportionately from all classes, first from advisory fees, and then from any Class specific expenses, if applicable. Funds Management has contractually committed through October 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain certain net operating expense ratios for the Funds. Net operating expense ratios in effect for the year ended June 30, 2009, were as follows:

                124 Wells Fargo Advantage Municipal Income Funds


                                                   Notes to Financial Statements

                                                             Net Operating Expense Ratios
                                                             ----------------------------
                                                                          Administrator     Institutional   Investor
FUND                                     Class A   Class B     Class C        Class             Class         Class
----                                     -------   -------     -------    -------------     -------------   --------
INTERMEDIATE TAX/AMT-FREE FUND            0.70%       NA        1.45%         0.60%             0.42%         0.75%
MUNICIPAL BOND FUND                       0.75%     1.50%       1.50%         0.60%             0.42%         0.80%
SHORT-TERM MUNICIPAL BOND FUND            0.60%       NA        1.35%(1)        NA              0.40%         0.66%
ULTRA SHORT-TERM MUNICIPAL INCOME FUND    0.67%       NA        1.42%           NA              0.37%         0.72%
WISCONSIN TAX-FREE FUND                   0.70%       NA        1.49%           NA                NA          0.75%

(1.) Effective July 18, 2008, the net operating expense ratio for the Short-Term
     Municipal Bond Fund Class C decreased from 1.55% to 1.35%. The blended net operating expense ratio for the year ended June 30, 2009 is 1.36%.

4. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) for the year ended June 30, 2009, were as follows:

FUND                                     Purchases at Cost   Sales Proceeds
----                                     -----------------   --------------
INTERMEDIATE TAX/AMT-FREE FUND             $  519,389,895    $  464,520,796
MUNICIPAL BOND FUND                           937,414,827       918,905,033
SHORT-TERM MUNICIPAL BOND FUND              1,211,853,043       952,377,268
ULTRA SHORT-TERM MUNICIPAL INCOME FUND      6,309,979,496     3,290,047,585
WISCONSIN TAX-FREE FUND                       134,232,439       120,968,519

The Wisconsin Tax-Free Fund invests a substantial portion of its assets in issuers of municipal debt securities located in a single state, therefore, it may be more affected by economic and political developments in that state or region than would be a comparable general tax-exempt mutual fund.

5. BANK BORROWINGS

Wells Fargo Funds Trust and Wells Fargo Variable Trust (excluding the money market funds) are parties to a revolving credit agreement with the Bank of New York Mellon, whereby the Funds are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. The agreement permits borrowings of up to $150 million, collectively. Interest under the credit agreement is charged to each Fund based on its borrowing at a rate equal to the Federal Funds Rate plus 0.60%. In addition, under the amended credit agreement, the Funds pay a quarterly commitment equal to 0.15% per annum of the credit line. Commitment fee expense is included in "Other fees and expenses" on the Statement of Operations.

For the year ended June 30, 2009, there were no borrowings by the Funds under the agreement.

6. DISTRIBUTION TO SHAREHOLDERS

The tax character of distributions paid during the years ended June 30, 2009, and June 30, 2008, was as follows:

                                          Tax-Exempt   Ordinary     Long-Term    Dividends Paid
                                            Income      Income    Capital Gain   on Redemptions      Total
FUND                                         2009        2009         2009            2009            2009
----                                     -----------   --------   ------------   --------------   -----------
INTERMEDIATE TAX/AMT-FREE FUND           $21,867,666   $417,915      $63,678           $0         $22,349,259
MUNICIPAL BOND FUND                       30,835,618          0            0            0          30,835,618
SHORT-TERM MUNICIPAL BOND FUND            38,755,584          0            0            0          38,755,584
ULTRA SHORT-TERM MUNICIPAL INCOME FUND    71,600,688          0            0            0          71,600,688
WISCONSIN TAX-FREE FUND                    3,493,775          0            0            0           3,493,775

                Wells Fargo Advantage Municipal Income Funds 125


Notes to Financial Statements

                                          Tax-Exempt   Ordinary     Long-Term    Dividends Paid
                                            Income      Income    Capital Gain   on Redemptions      Total
FUND                                         2008        2008         2008            2008            2008
----                                     -----------   --------   ------------   --------------   -----------
INTERMEDIATE TAX/AMT-FREE FUND           $16,993,288   $198,044     $557,558           $0         $17,748,890
MUNICIPAL BOND FUND                       17,684,847          0            0            0          17,684,847
SHORT-TERM MUNICIPAL BOND FUND            28,473,874          0            0            0          28,473,874
ULTRA SHORT-TERM MUNICIPAL INCOME FUND    22,075,093          0            0            0          22,075,093
WISCONSIN TAX-FREE FUND                    2,830,785    113,079       44,920            0           2,988,784

As of June 30, 2009 the components of distributable earnings on a tax basis are shown on the table below. The difference between book basis and tax basis appreciation is attributable to tax deferrals on wash sales and to cost basis differences on account of market discount.

                                    Undistributed   Undistributed   Undistributed     Unrealized
                                     Tax-Exempt        Ordinary       Long-Term      Appreciation     Capital Loss
FUND                                   Income           Income           Gain       (Depreciation)   Carryforward*       Total
----                                -------------   -------------   -------------   --------------   -------------   ------------
Intermediate Tax/AMT-Free Fund        $  289,098      $        0       $     0       $(18,327,861)   $ (9,050,033)   $(27,088,796)
Municipal Bond Fund                      780,136       5,880,056             0        (49,758,244)     (9,099,464)    (52,197,516)
Short-Term Municipal Bond Fund           658,388               0             0         (6,926,168)    (11,061,225)    (17,329,005)
Ultra Short-Term Municipal Income
   Fund                                1,655,891               0             0          8,091,099     (63,530,540)    (53,783,550)
Wisconsin Tax-Free Fund                   38,568       1,231,641        28,848            380,418      (1,330,324)        349,151

* This amount includes any post-October loss, which will reverse on the first day of the following fiscal year.

                126 Wells Fargo Advantage Municipal Income Funds


                         Report of Independent Registered Public Accounting Firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF
WELLS FARGO FUNDS TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Intermediate Tax/AMT-Free Fund, Municipal Bond Fund, Short-Term Municipal Bond Fund, Ultra Short-Term Municipal Income Fund, and Wisconsin Tax-Free Fund (collectively, the "Funds"), five of the Funds constituting the Wells Fargo Funds Trust, as of June 30, 2009, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for the five years or periods then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Funds for the year ended October 31, 2004 were audited by other auditors, whose report dated December 6, 2004, expressed an unqualified opinion on these financial highlights.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2009, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned Funds of the Wells Fargo Funds Trust as of June 30, 2009, the results of their operations for the year then ended, changes in their net assets for each of years in the two year period then ended, and the financial highlights for the periods indicated in the first paragraph above, in conformity with U.S. generally accepted accounting standards.


                                       (KPMG LLP)

Philadelphia, Pennsylvania
August 24, 2009

                Wells Fargo Advantage Municipal Income Funds 127


Other Information (Unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds' Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.

TAX INFORMATION

For federal income tax purposes, the following Fund(s) designates a percentage of its distributions paid from net investment income during the year as exempt-interest dividends under Section 852(b)(5) of the Code:

                                           % Tax Exempt
                                         Distributions Paid
                                              From Net
FUND                                     Investment Income
----                                     ------------------
INTERMEDIATE TAX/AMT-FREE FUND                  100%
MUNICIPAL BOND FUND                             100%
SHORT-TERM MUNICIPAL BOND FUND                  100%
ULTRA SHORT-TERM MUNICIPAL INCOME FUND          100%
WISCONSIN TAX-FREE FUND                         100%

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Fund(s) listed below designates the following amount(s) as long-term capital gain dividends for the year:

                                           Long-Term
FUND                                     Capital Gain
----                                     ------------
Intermediate Tax/AMT-Free Fund              $63,678

Pursuant to Section 871(k)(2)(c) of the Internal Revenue Code, the Fund(s) listed below designates the following amount(s) as short-term capital gain dividends for the year:

                                          Short-Term
FUND                                     Capital Gain
----                                     ------------
Intermediate Tax/AMT-Free Fund             $417,915

                128 Wells Fargo Advantage Municipal Income Funds


                                                   Other Information (Unaudited)

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for each Fund, except money market funds, are publicly available on the Funds' Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis, and for money market funds, on a monthly, seven-day delayed basis. In addition, top ten holdings information for each Fund is publicly available on the Funds' Web site on a monthly, seven-day or more delayed basis. Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting SEC Web site at www.sec.gov. In addition, each Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite
900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the "Trustees") of the Wells Fargo Funds Trust (the "Trust") and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information(1) of each Fund. Each of the Trustees and Officers listed below acts in identical capacities for each of the 134 funds comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex"), except that the person occupying the office of Treasurer varies for specific funds. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

NON-INTERESTED TRUSTEES

                       Position Held and
Name and Age          Length of Service(2)              Principal Occupations During Past Five Years           Other Directorships
------------         ----------------------   --------------------------------------------------------------   -------------------
Peter G. Gordon      Trustee, since 1998;     Co-Founder, Chairman, President and CEO of Crystal Geyser        None
66                   Chairman, since 2005     Water Company.
                     (Lead Trustee since
                     2001)

Isaiah Harris, Jr.   Trustee, since 2009      Retired. Prior thereto, President and CEO of BellSouth           CIGNA Corporation;
56                                            Advertising and Publishing Corp. from 2005 to 2007, President    Deluxe Corporation
                                              and CEO of BellSouth Enterprises from 2004 to 2005 and
                                              President of BellSouth Consumer Services from 2000 to 2003.
                                              Currently a member of the Iowa State University Foundation
                                              Board of Governors and a member of the Advisory Board of Iowa
                                              State University School of Business.

Judith M. Johnson    Trustee, since 2008      Retired. Prior thereto, Chief Executive Officer and Chief        None
60                                            Investment Officer of Minneapolis Employees Retirement Fund
                                              from 1996 to 2008. Ms. Johnson is a certified public
                                              accountant and a certified managerial accountant.

David F. Larcker     Trustee, since 2009      James Irvin Miller Professor of Accounting at the Graduate       None
58                                            School of Business, Stanford University. Director of Corporate
                                              Governance Research Program and Co-Director of The Rock Center
                                              for Corporate Governance since 2006. From 2005 to 2008,
                                              Professor of Accounting at the Graduate School of Business,
                                              Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of
                                              Pennsylvania from 1985 to 2005.

Olivia S. Mitchell   Trustee, since 2006      Professor of Insurance and Risk Management, Wharton School,      None
56                                            University of Pennsylvania. Director of the Boettner Center on
                                              Pensions and Retirement Research. Research associate and board member, Penn Aging Research Center. Research associate,
                                              National Bureau of Economic Research.

                Wells Fargo Advantage Municipal Income Funds 129


Other Information (Unaudited)

                       Position Held and
Name and Age          Length of Service(2)    Principal Occupations During Past Five Years                     Other Directorships
------------         ----------------------   --------------------------------------------------------------   -------------------
Timothy J. Penny     Trustee, since 1996      President and CEO of Southern Minnesota Initiative Foundation,   None
57                                            a non-profit organization since 2007 and Senior Fellow at the
                                              Humphrey Institute Policy Forum at the University of Minnesota
                                              since 1995. Member of the Board of Trustees of NorthStar
                                              Education Finance, Inc., a non-profit organization, since
                                              2007.

Donald C. Willeke    Trustee, since 1996      Principal of the law firm of Willeke & Daniels. General          None
69                                            Counsel of the Minneapolis Employees Retirement Fund from 1984 to present.

OFFICERS

                       Position Held and
Name and Age          Length of Service(2)    Principal Occupations During Past Five Years                     Other Directorships
------------         ----------------------   --------------------------------------------------------------   -------------------
Karla M. Rabusch     President, since 2003    Executive Vice President of Wells Fargo Bank, N.A. and           None
50                                            President of Wells Fargo Funds Management, LLC since 2003.
                                              Senior Vice President and Chief Administrative Officer of
                                              Wells Fargo Funds Management, LLC from 2001 to 2003.

C. David Messman     Secretary, since 2000;   Senior Vice President and Secretary of Wells Fargo Funds         None
49                   Chief Legal Officer,     Management, LLC since 2001. Managing Counsel of Wells Fargo
                     since 2003               Bank, N.A. since 2000.

David Berardi(3)     Treasurer and            Vice President of Evergreen Investment Management Company,       None
34                   Assistant Treasurer,     LLC since 2008. Assistant Vice President of Evergreen
                     since 2009               Investment Services, Inc. from 2004 to 2008. Manager of Fund
                                              Reporting and Control for Evergreen Investment Management
                                              Company, LLC since 2004.

Jeremy DePalma(3)    Treasurer and            Senior Vice President of Evergreen Investment Management         None
35                   Assistant Treasurer,     Company, LLC since 2008. Vice President, Evergreen
                     since 2009               Investment Services, Inc. from 2004 to 2007. Assistant Vice
                                              President, Evergreen Investment Services, Inc. from 2000 to
                                              2004 and the head of the Fund Reporting and Control Team
                                              within Fund Administration since 2005.

Debra Ann Early      Chief Compliance         Chief Compliance Officer of Wells Fargo Funds Management,        None
45                   Officer, since 2007      LLC since 2007. Chief Compliance Officer of Parnassus
                                              Investments from 2005 to 2007. Chief Financial Officer of
                                              Parnassus Investments from 2004 to 2007. Senior Audit
                                              Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

-------------
(1.) The Statement of Additional Information includes additional information about the Funds'-Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Funds' Web site at www.wellsfargo.com/advantagefunds.

(2.) Length of service dates reflects a Trustee's commencement of service with the Trust's predecessor entities.

(3.) Effective June 1, 2009.

                130 Wells Fargo Advantage Municipal Income Funds


                                                   Other Information (Unaudited)

BOARD CONSIDERATION OF AND CONTINUATION OF
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

INTERMEDIATE TAX/AMT-FREE FUND, MUNICIPAL BOND FUND, SHORT-TERM MUNICIPAL BOND FUND, ULTRA SHORT-TERM MUNICIPAL INCOME FUND AND WISCONSIN TAX-FREE FUND

The Board of Trustees (the "Board") of Wells Fargo Funds Trust (the "Trust"), all of the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not "interested persons" of the Trust, as defined in the Investment Company Act of 1940 (the "1940 Act") (the "Independent Trustees"), are required to annually review and consider the continuation of the investment advisory and sub-advisory agreements. During the most recent six months covered by this report, the Board reviewed and re-approved: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC ("Funds Management") for the Intermediate Tax/AMT-Free Fund, Municipal Bond Fund, Short-Term Municipal Bond Fund, Ultra Short-Term Municipal Income Fund and Wisconsin Tax-Free Fund (the "Funds"); and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated ("Wells Capital Management") for the Funds. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with Wells Capital Management are collectively referred to as the "Advisory Agreements."

More specifically, at a meeting held on March 27, 2009, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and Wells Capital Management and the continuation of the Advisory Agreements. Prior to the March 27, 2009, meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board also met regularly throughout the year and received information that was useful to them in considering the continuation of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

NATURE, EXTENT AND QUALITY OF SERVICES

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by Funds Management and Wells Capital Management under the Advisory Agreements. The Board also received and considered information provided in response to a detailed set of requests submitted by the Independent Trustees' independent legal counsel. The Board received and considered, among other things, information about the background and experience of senior management of Funds Management and the qualifications, backgrounds, tenures and responsibilities of the portfolio managers primarily responsible for day-to-day portfolio management of the Funds.

The Board evaluated the ability of Funds Management and Wells Capital Management, based on their respective financial condition, resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and Wells Capital Management. In addition, the Board took into account the administrative services provided to the Funds by Funds Management and its affiliates.

In considering these matters, the Board considered not only the specific information presented in connection with the meeting, but also the knowledge gained over the course of interacting with Funds Management and Wells Capital Management about various topics, including Funds Management's oversight of service providers. Based on the above factors, together with those referenced below, the Board concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by Funds Management and Wells Capital Management.

FUND PERFORMANCE AND EXPENSES

The Board considered the performance results for each Fund over various time periods ended December 31, 2008. The Board also considered these results in comparison to the median performance of a universe of mutual funds that was determined by Lipper Inc. ("Lipper") to be similar to each Fund (the "Universe"), as well as to each Fund's benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the Universe.

                Wells Fargo Advantage Municipal Income Funds 131


Other Information (Unaudited)

The Board noted that the performance of each Fund, except the Intermediate Tax/AMT-Free Fund, Municipal Bond Fund and Short-Term Municipal Bond Fund, was better than or not appreciably below the median performance of its Universe for all time periods. The Board noted that the performance of the Intermediate Tax/AMT-Free Fund, Municipal Bond Fund and Short-Term Municipal Bond Fund was lower than the median performance of each Fund's Universe for certain time periods and warranted further review. As part of its further review, the Board received an analysis of, and discussed factors contributing to, the underperformance of the Intermediate Tax/AMT-Free Fund, Municipal Bond Fund and Short-Term Municipal Bond Fund. The Board requested continued reports on the performance of the Intermediate Tax/AMT-Free Fund, Municipal Bond Fund and Short-Term Municipal Bond Fund.

The Board received and considered information regarding each Fund's contractual advisory fees, and net operating expense ratio and their various components, including actual management fees, transfer agent, custodian and other non-management fees, Rule 12b-1 fees, service fees, fee waivers/caps and/or expense reimbursements. The Board also considered these fees in comparison to the median fees of a narrower group of mutual funds that was determined by Lipper to be similar to the Funds (the "Expense Group") and to other comparative data. The Board received a description of the methodology used by Lipper to select the mutual funds in the Expense Group. The Board noted that the net operating expense ratios for each Fund were lower than or in range of each Fund's Expense Group's median net operating expense ratios.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense results supported the re-approval of the Advisory Agreements for the Funds.

INVESTMENT ADVISORY AND SUB-ADVISORY FEE RATES

The Board reviewed and considered the contractual investment advisory fee rates payable by the Funds to Funds Management for investment advisory services (the "Advisory Agreement Rates"), both on a stand-alone basis and on a combined basis with the Funds' administration fee rates. The Board took into account the separate administrative and other services covered by the administration fee rates. The Board also reviewed and considered the contractual investment sub-advisory fee rates payable by Funds Management to Wells Capital Management for investment sub-advisory services (the "Sub-Advisory Agreement Rates"). In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the "Net Advisory Rates").

The Board received and considered information comparing the Advisory Agreement Rates and Net Advisory Rates with those of the other funds in each Fund's Expense Group. The Board noted that the Advisory Agreement Rates and the Net Advisory Rates for each Fund were lower than, equal to, or not appreciably higher than, the median rates of each Fund's respective Expense Group. In addition, the Board concluded that the combined investment advisory/administration fee rates for the Funds (before and after waivers/caps and/or expense reimbursements) were reasonable in relation to each Fund's respective Expense Group, and reasonable in relation to the services provided.

The Board also concluded that the Sub-Advisory Agreement Rates were reasonable in relation to the services provided.

PROFITABILITY

The Board received and considered a profitability analysis of Funds Management, as well as an analysis of the profitability to all Wells Fargo businesses of providing services to each Fund and the Fund complex as a whole. The Board also considered related information provided by Funds Management in a separate presentation on financial matters made at the February 2009 Board meeting. The Board concluded that, in light of the costs of providing investment management and other services to the Funds, the profits and other ancillary benefits that Funds Management and its affiliates received with regard to providing these services to each Fund and the Fund complex as a whole were not unreasonable.

The Board did not consider separate profitability information with respect to Wells Capital Management, as its profitability from its relationship with the Funds was not a material factor in determining whether to renew the investment sub-advisory agreement. The Board noted that the profitability of Wells Capital Management, which is affiliated with Funds Management, was included in the profitability analysis provided by Funds Management.

                132 Wells Fargo Advantage Municipal Income Funds


                                                   Other Information (Unaudited)

ECONOMIES OF SCALE

The Board received and considered general information regarding economies of scale with respect to the management of the Funds, including whether the Funds have appropriately benefited from any economies of scale and the potential for future realization of economies of scale. The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund. The Board concluded that any actual or potential economies of scale are, or will be, shared reasonably with Fund shareholders, most particularly through Advisory Agreement Rate breakpoints and waivers/caps and/or expense reimbursements applicable to the Funds.

INFORMATION ABOUT SERVICES TO OTHER CLIENTS

The Board also received and considered information about the nature and extent of services and fee rates offered by Funds Management to other similarly situated series of the Trust, and those offered by Wells Capital Management to other clients. The Board concluded that the Advisory Agreement Rates, the Sub-Advisory Agreement Rates and the Net Advisory Rates were within a reasonable range of the fee rates offered to others by Funds Management and Wells Capital Management, giving effect to differences in services covered by such fee rates.

OTHER BENEFITS TO FUNDS MANAGEMENT AND WELLS CAPITAL MANAGEMENT

The Board received and considered information regarding potential "fall-out" or ancillary benefits received by Funds Management and its affiliates (including Wells Capital Management) as a result of their relationship with the Funds. Such benefits could include, among others, benefits directly attributable to the relationship of Funds Management and Wells Capital Management with the Funds and benefits potentially derived from an increase in Funds Management's and Wells Capital Management's business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates, including Wells Capital Management).

The Board also considered the effectiveness of the policies of the Funds in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker and the controls applicable to brokerage allocation procedures. The Board also reviewed Funds Management's and Wells Capital Management's methods for allocating portfolio investment opportunities among the Funds and other clients.

OTHER FACTORS AND BROADER REVIEW

The Board also considered the markets for distribution of the Funds, including the principal channels through which the Funds' shares are offered and sold. The Board noted that the Funds are part of one of the few fund families that have both direct-to-fund and intermediary distribution channels.

As discussed above, the Board reviews detailed materials received from Funds Management and Wells Capital Management annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services that the Funds receive throughout the year. In this regard, the Board has reviewed reports of Funds Management at each of its quarterly meetings, which include, among other things, a portfolio review and fund performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for each Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

                Wells Fargo Advantage Municipal Income Funds 133


List of Abbreviations

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG  -- Association of Bay Area Governments
ADR   -- American Depositary Receipt
AMBAC -- American Municipal Bond Assurance Corporation
AMT   -- Alternative Minimum Tax
ARM   -- Adjustable Rate Mortgages
BART  -- Bay Area Rapid Transit
CDA   -- Community Development Authority
CDO   -- Collateralized Debt Obligation
CDSC  -- Contingent Deferred Sales Charge
CGIC  -- Capital Guaranty Insurance Company
CGY   -- Capital Guaranty Corporation
CIFG  -- CDC (Caisse des Depots et Consignations) IXIS Financial Guarantee
COP   -- Certificate of Participation
CP    -- Commercial Paper
CTF   -- Common Trust Fund
DW&P  -- Department of Water & Power
DWR   -- Department of Water Resources
ECFA  -- Educational & Cultural Facilities Authority
EDFA  -- Economic Development Finance Authority
ETET  -- Eagle Tax-Exempt Trust
ETF   -- Exchange-Traded Fund
FFCB  -- Federal Farm Credit Bank
FGIC  -- Financial Guaranty Insurance Corporation
FHA   -- Federal Housing Authority
FHAG  -- Federal Housing Agency
FHLB  -- Federal Home Loan Bank
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA  -- Federal National Mortgage Association
FSA   -- Farm Service Agency
GDR   -- Global Depositary Receipt
GNMA  -- Government National Mortgage Association
GO    -- General Obligation
HCFR  -- Healthcare Facilities Revenue
HEFA  -- Health & Educational Facilities Authority
HEFAR -- Higher Education Facilities Authority Revenue
HFA   -- Housing Finance Authority
HFFA  -- Health Facilities Financing Authority
HUD   -- Housing & Urban Development
IDA   -- Industrial Development Authority
IDAG  -- Industrial Development Agency
IDR   -- Industrial Development Revenue
LIBOR -- London Interbank Offered Rate
LLC   -- Limited Liability Company
LOC   -- Letter of Credit
LP    -- Limited Partnership
MBIA  -- Municipal Bond Insurance Association
MFHR  -- Multi-Family Housing Revenue
MMD   -- Municipal Market Data
MTN   -- Medium Term Note
MUD   -- Municipal Utility District
PCFA  -- Pollution Control Finance Authority
PCR   -- Pollution Control Revenue
PFA   -- Public Finance Authority
PFFA  -- Public Facilities Financing Authority
plc   -- Public Limited Company
PSFG  -- Public School Fund Guaranty
R&D   -- Research & Development
RDA   -- Redevelopment Authority
RDFA  -- Redevelopment Finance Authority
REITS -- Real Estate Investment Trusts
SFHR  -- Single Family Housing Revenue
SFMR  -- Single Family Mortgage Revenue
SLMA  -- Student Loan Marketing Association
SPDR  -- Standard & Poor's Depositary Receipts
STIT  -- Short-Term Investment Trust
TBA   -- To Be Announced
TRAN  -- Tax Revenue Anticipation Notes
USD   -- Unified School District
XLCA  -- XL Capital Assurance

THIS PAGE IS INTENTIONALLY LEFT BLANK.

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reports at www.wellsfargo.com/advantagedelivery

(WELLS FARGO ADVANTAGE FUNDS LOGO)

More information about WELLS FARGO ADVANTAGE FUNDS is available free upon request. To obtain literature, please write, e-mail, visit the Funds' Web site, or call:

WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266
E-mail: wfaf@wellsfargo.com

Web site: www.wellsfargo.com/advantagefunds
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF WELLS FARGO ADVANTAGE FUNDS. IF THIS REPORT IS USED FOR PROMOTIONAL PURPOSES, DISTRIBUTION OF THE REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS. FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION, INCLUDING CHARGES AND EXPENSES, CALL 1-800-222-8222 OR VISIT THE FUNDS' WEB SITE AT WWW.WELLSFARGO.COM/ADVANTAGEFUNDS. PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THIS AND OTHER INFORMATION ABOUT WELLS FARGO ADVANTAGE FUNDS CAN BE FOUND IN THE CURRENT PROSPECTUS. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

"Dow Jones" and "Dow Jones Target Date Indexes" are service marks of Dow Jones & Company, Inc., and have been licensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Dow Jones Target Date Indexes are based in part on the Barclays Capital Bond Indexes, which are published by Barclays Capital Inc. The Wells Fargo Advantage Dow Jones Target Date Funds, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones or Barclays Capital, and neither Dow Jones nor Barclays Capital makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy, and/or completeness of the Dow Jones Target Date Indexes or the Barclays Capital Bond Indexes. IN NO EVENT SHALL DOW JONES, BARCLAYS CAPITAL, OR ANY OF THEIR LICENSORS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for WELLS FARGO ADVANTAGE FUNDS. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by WELLS FARGO FUNDS DISTRIBUTOR, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

                                                               (GRAPHIC)
                                                       Printed on Recycled paper


(C) 2009 Wells Fargo Funds Management, LLC. All rights reserved.

                        www.wellsfargo.com/advantagefunds

                                                                    117064 08-09
                                                             AMIFNLD/AR106 06-09

ITEM 2.  CODE OF ETHICS
=======================

As of the end of the period, June 30, 2009, Wells Fargo Funds Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT
=========================================

The Board of Trustees of Wells Fargo Funds Trust has determined that Thomas S. Goho is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Goho is independent for purposes of Item 3 of Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES
======================
(a)
AUDIT FEES - Provided below are the aggregate fees billed for the fiscal years ended June 30, 2008 and June 30, 2009 for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

         For the fiscal years ended June 30, 2008 and June 30, 2009, the Audit Fees were $ 1,900,000 and $ 1,778,990 respectively.

(b)
AUDIT-RELATED FEES - There were no audit-related fees incurred for the fiscal years ended June 30, 2008 and June 30, 2009 for assurance and related services by the principal accountant for the Registrant.

(c)
TAX FEES - Provided below are the aggregate fees billed for the fiscal years ended June 30, 2008 and June 30, 2009 for professional services rendered by the principal accountant for the Registrant for tax compliance, tax advice, and tax planning.

         For the fiscal years ended June 30, 2008 and June 30, 2009, the Tax Fees were $ 118,080 and $109,500 respectively. The incurred Tax Fees are comprised of excise tax review services.

         For the fiscal years ended June 30, 2008 and June 30, 2009, the Tax Fees were $ 197,395 and $178,600 respectively. The incurred Tax Fees are comprised of tax preparation and consulting services.

(d)
ALL OTHER FEES - There were no other fees incurred for the fiscal years ended June 30, 2008 and June 30, 2009.

(e)(1)
The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services to the mutual funds of Wells Fargo Funds Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (the "Funds"); (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors ("Auditors") if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund's investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the
Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(e)(2)
Not Applicable.

(f) Not Applicable.

(g)
Provided below are the aggregate non-audit fees billed for the fiscal years ended June 30, 2008 and June 30, 2009, by the principal accountant for services rendered to the Registrant, and rendered to the Registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant.

         For the fiscal years ended June 30, 2008 and June 30, 2009, the Registrant incurred non-audit fees in the amount of $120,000 and $70,000 respectively. The non-audit fees consist of SAS70 control reviews of Wells Fargo Bank, N.A., the Funds' custodian.

         For the fiscal years ended June 30, 2008 and June 30, 2009, the Registrant's investment adviser incurred non-audit fees in the amount of $50,000 and $45,000, respectively. The non-audit fees for the year ended June 30, 2008 consist of procedure reviews for pending mergers associated with fund reorganizations. The non-audit fees for the year-ended June 30, 2009 relates to examination of securities pursuant to rule 206 (4)-2 under the Investment Advisors Act of 1940.

         For the fiscal year ended June 30, 2009, the Registrant's investment adviser incurred non-audit fees in the amount of $135,000. The non-audit fees for the year ended June 30, 2009 consist of procedure reviews for pending mergers associated with fund reorganizations.

(h)
The Registrant's audit committee of the board of directors has determined that non-audit services rendered to the registrant's investment adviser, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of the Regulation S-X, does not compromise the independence of the principal accountant.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS
=============================================
Not applicable.


ITEMS 6. SCHEDULE OF INVESTMENTS
=================================
The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.


ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
     CLOSED-END MANAGEMENT INVESTMENT COMPANIES
===============================================================
Not applicable.


ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES
=============================================================================
Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES
=============================================================================
Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
============================================================
The Governance Committee (the "Committee") of the Board of Trustees of the registrant (the "Trust") has adopted procedures by which a shareholder of any series of the Trust may submit properly a nominee recommendation for the Committee's consideration.

The shareholder must submit any such recommendation (a "Shareholder Recommendation") in writing to the Trust, to the attention of the Trust's Secretary, at the address of the principal executive offices of the Trust.

The Shareholder Recommendation must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than forty-five (45) calendar days nor more than seventy-five (75) calendar days prior to the date of the Committee meeting at which the nominee would be considered.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the "candidate"); (B) the series (and, if applicable, class) and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an "interested person" of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an "interested person," information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder's name as it appears on the Trust's books; (iv) the series (and, if applicable, class) and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to interview in person and furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust.



ITEM 11. CONTROLS AND PROCEDURES
================================
 (a) The President and Treasurer have concluded that the Wells Fargo Funds Trust (the "Trust") disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Trust's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS
=================
(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit 10a.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                     Wells Fargo Funds Trust

                                                     By:    /s/ Karla M. Rabusch

                                                            Karla M. Rabusch
                                                            President

Date: August 20, 2009

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.



                                                      By:  /s/ Karla M. Rabusch

                                                           Karla M. Rabusch
                                                           President

Date: August 20, 2009


                                                     By:   /s/ Jeremy M. DePlama


                                                           Jeremy M. DePalma
                                                           Treasurer

Date: August 20, 2009

                            WELLS FARGO FUNDS TRUST
                            WELLS FARGO MASTER TRUST
                           WELLS FARGO VARIABLE TRUST

JOINT CODE OF ETHICS FOR PRINCIPAL EXECUTIVE OFFICER AND SENIOR FINANCIAL
OFFICERS

I.       COVERED OFFICERS / PURPOSE OF THE CODE

         This Code of Ethics ("Code") of Wells Fargo Funds Trust, Wells Fargo Master Trust and Wells Fargo Variable Trust (collectively, the "Trusts" and each, "a Trust") applies to each Trust's Principal Executive Officer, Principal Financial Officer and any other Trust officer's listed on Exhibit A (the "Covered Officers") for the purpose of promoting:

    o honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

    o full, fair, accurate, timely and understandable financial disclosure in reports and documents that a Trust files with, or submits to, the Securities and Exchange Commission ("SEC") and in other public communications made by the Trust;

    o compliance with applicable laws and governmental rules and regulations;

    o the prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and

    o accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to situations that may give rise to actual as well as apparent conflicts of interest.

II. COVERED OFFICERS SHOULD HANDLE ETHICALLY BOTH ACTUAL AND APPARENT CONFLICTS OF INTEREST

         OVERVIEW. A "conflict of interest" occurs when a Covered Officer's private interest interferes with the interests of, or his or her service to, a Trust. For example, a conflict of interest would arise if a Covered Officer, or a member of his or her family, receives improper personal benefits as a result of his or her position with the Trust. Certain conflicts of interest arise out of the relationships between Covered Officers and the Trust and already are subject to conflict of interest provisions in the Investment Company Act of 1940 ("Investment Company Act") and the Investment Advisers Act of 1940 ("Investment Advisers Act"). For example, Covered Officers may not individually engage in certain transactions (such as the purchase or sale of securities or other property) with the Trust because of their status as "affiliated persons" of the Trust. The compliance programs and procedures of the Trust and Wells Fargo Funds Management, LLC (the

"Adviser") are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts arise from, or as a result of, the contractual relationship between the Trust and the Adviser, of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Trust or for the Adviser, or for both), be involved in establishing policies and implementing decisions that will have different effects on the Adviser and the Trust. The participation of the Covered Officers in such activities is inherent in the contractual relationship between the Trust and the Adviser and is consistent with the performance by the Covered Officers of their duties as officers of the Trust. Each Covered Officer recognizes that, as an officer of a Trust, he or she has a duty to act in the best interests of the Trust and its shareholders. If a Covered Officer believes that his or her responsibilities as an officer or employee of the Adviser are likely to materially compromise his or her objectivity or his or her ability to perform the duties of his or her role as an officer of the Trust, he or she should consult with the Chief Legal Officer. Under appropriate circumstances, a Covered Officer should also consider whether to present the matter to the Board. In addition, it is recognized by the Trust's Board of Trustees ("Board") that the Covered Officers may also be officers or employees of one or more other investment companies covered by this or other codes.

         Other conflicts of interest are covered by the Code, even if such conflicts of interest are not subject to provisions in the Investment Company Act and the Investment Advisers Act. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Trust.

                                     * * * *

         Each Covered Officer must:

    o not use his or her personal influence or personal relationships improperly to influence investment decisions or financial reporting by a Trust whereby the Covered Officer would benefit personally to the detriment of the Trust;

    o not cause the Trust to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of a Trust;

    o not use material non-public knowledge of portfolio transactions made or contemplated for the Trust to trade personally or cause others to trade personally in contemplation of the market effect of such transactions;

    o not retaliate against any other Covered Officer or any employee of a Trust or its affiliated persons for reports of potential violations that are made in good faith; and

    o not engage in personal, business or professional relationships or dealings that would impair his or her independence of judgment or adversely affect the performance of his or her duties in the best interests of the Trust and their shareholders.

         There are some conflict of interest situations that should always be approved in advance by the Chief Legal Officer of the Trust (the "Chief Legal Officer") if material. Examples of these include:

    o service as a director on the board of any public or private for-profit company (provided, however, that a Covered Officer who is employed by another company (e.g., Wells Fargo) may serve as a director of such company or any entity, controlling, controlled by, or under common control with, such company);

    o acquiring a financial interest in any company that provides services to the Trust (provided, however, that a Covered Officer who is employed by another company (e.g., Wells Fargo) may have an ownership interest in his or her employer or the employer's parent company);

    o the receipt of any entertainment or gifts from any person or company with which the Trust has current or prospective business dealings unless such entertainment is business-related, reasonable in cost, appropriate as to time and place, and not so frequent as to raise any question of impropriety;

    o any consulting or employment relationship with any of the Trust's service providers, other than with the primary employer of the Covered Officer; and

    o a direct or indirect financial interest in commissions, transaction charges or spreads paid by the Trust for effecting portfolio transactions or for selling or redeeming shares, other than an interest arising from the Covered Officer's primary employment, such as compensation or equity ownership.

III.     DISCLOSURE AND COMPLIANCE

         Each Covered Officer should familiarize himself or herself with the disclosure requirements generally applicable to the Trust.

         Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Trust to others, whether within or outside the Trust, including to the Board and the Trust's auditors, and to governmental regulators and self-regulatory organizations.

         Each Covered Officer should, to the extent appropriate within his or her area of responsibility, consult with other officers and employees of the Trust and the Adviser with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents the Trust files with, or submits to, the SEC and in other public communications made by the Trust.

         It is the responsibility of each Covered Officer to promote compliance with the standards and restrictions imposed by applicable laws, rules and regulations.

         Each Covered Officer should, consistent with his or her responsibilities, exercise appropriate supervision over and assist relevant Trust service providers in developing financial information and other disclosure that complies with relevant law and presents information in a clear, comprehensible and complete manner.

         Each Covered Officer is responsible for the accuracy of the records and reports that he or she is responsible for maintaining. The books and records of the Trust shall meet the highest standards and accurately reflect the true nature of the transactions they record. The Covered Officers must not create false or misleading documents or accounting, financial or electronic records for any purpose, and must not direct any other person to do so. If a Covered Officer becomes aware that information filed with the SEC or made available to the public contains any false or misleading information or omits to disclose necessary information, he shall promptly report it to Chief Legal Officer for a determination as to what, if any, corrective action is necessary or appropriate.

         No undisclosed or unrecorded account or fund shall be established for any purpose. No false or misleading entries shall be made in a Trust's books or records for any reason. No disbursement of a Trust's assets shall be made without adequate supporting documentation or for any purpose other than as described in the Trust's documents or contracts.

         A Trust will maintain and preserve for a period of not less than six
(6) years from the date such action is taken, the first two (2) years in an easily accessible place, a copy of the information or materials supplied to the
Board: (i) that provided the basis for any amendment or waiver to this Code, and
(ii) relating to any violation of the Code and sanctions imposed for such violation, together with a written record of the approval or action taken by the Board.

IV.      REPORTING AND ACCOUNTABILITY

         Each Covered Officer must:

    o upon adoption of the Code (or thereafter upon becoming a Covered Officer), affirm in writing (in the form attached to this Code) to the Board that he or she has received, read, and understands the Code;

    o annually thereafter affirm in writing (in the form attached to this Code) to the Board that he or she has complied with the requirements of the Code; and

    o notify the Chief Legal Officer of the Trust promptly if he or she knows of any violation of this Code. Failure to do so is itself a violation of this Code.

         The Chief Legal Officer is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret this Code in any particular situation. While the Chief Legal Officer in authorized to interpret this Code, an approval of a situation that is expressly prohibited by this Code is deemed to be a "waiver" and can be approved only by the Board.

         The Trust will follow these procedures in investigating and enforcing this Code:

    o the Chief Legal Officer will take all appropriate action to investigate any potential violations reported to him or her;

    o if, after such investigation, the Chief Legal Officer believes that no violation has occurred, the Chief Legal Officer is not required to take any further action;

    o any matter that the Chief Legal Officer believes is a violation will be reported to the Board;

    o if the Board concurs that a violation has occurred, it will consider appropriate action, which may include review of, and appropriate modifications to, applicable policies and procedures; notification to appropriate personnel of the Adviser; or a recommendation to dismiss the Covered Officer;

    o the Board will be responsible for granting waivers, as appropriate (a "waiver" is the approval of a situation that is expressly prohibited by this Code); and

    o any changes to or waivers of this Code will, to the extent required, be disclosed as provided by SEC rules.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Trusts for purposes of Section 406 of the Sarbanes-Oxley Act and the rules and forms applicable to registered investment companies thereunder. Insofar as other policies or procedures of the Trusts or the Adviser govern or purport to govern the behavior or activities of the Covered Officers who are subject to this Code, they are superseded by this Code to the extent that they overlap or conflict with the provisions of this Code. The codes of ethics adopted by the Trusts and the Adviser under Rule 17j-1 under the Investment Company Act are separate requirements applying to the Covered Officers and others, and are not part of this Code.

VI.      AMENDMENTS

         Any amendments to this Code, other than amendments to Exhibit A, must be approved or ratified by a majority vote of the Board, including a majority of independent Trustees.

VII.     CONFIDENTIALITY

         All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except upon request of the SEC or another regulatory agency, or as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than Board and its counsel.

VIII.    INTERNAL USE

         The Code is intended solely for the internal use by each Trust and does not constitute an admission, by or on behalf of any Trust, as to any fact, circumstance, or legal conclusion.



Adopted: August 5, 2003

                                    EXHIBIT A


                           PERSONS COVERED BY THE CODE



Karla Rabusch, President of each Trust

Jeremy DePalma, Treasurer of each Trust







Exhibit A amended:  August 4, 2009

                                    EXHIBIT B

                            COMPLIANCE CERTIFICATIONS





                              INITIAL CERTIFICATION



I CERTIFY THAT I:        (I)     HAVE RECEIVED, READ AND REVIEWED THE JOINT CODE
                                 OF ETHICS FOR PRINCIPAL EXECUTIVE OFFICER AND
                                 SENIOR FINANCIAL OFFICERS (the "Code");
                         (II)    UNDERSTAND THE POLICIES AND PROCEDURES IN THE
                                 CODE;
                         (III)   RECOGNIZE THAT I AM SUBJECT TO SUCH POLICIES
                                 AND PROCEDURES;
                         (IV)    UNDERSTAND THE PENALTIES FOR NON-COMPLIANCE;
                         (V)     WILLFULLY COMPLY WITH THE CODE AND ANY RELATED
                                 PROCEDURES;
                         (VI)    ACKNOWLEDGE MY RESPONSIBILITY TO REPORT ANY
                                 VIOLATION OF THE CODE TO LEGAL COUNSEL;
                         (VII)   UNDERSTAND THAT THE TRUSTS HAVE THE RIGHT TO
                                 AMEND, INTERPRET, MODIFY OR WITHDRAW ANY OF THE
                                 PROVISIONS OF THE CODE AT ANY TIME IN THEIR
                                 SOLE DISCRETION, WITH OR WITHOUT NOTICE; AND
                         (VIII)  HAVE FULLY AND ACCURATELY COMPLETED THIS
                                 CERTIFICATE.


Signature:
                        --------------------------------------------------------
(Please print)
Name:
                        --------------------------------------------------------
Date Submitted:
                        --------------------------------------------------------
Date Due:
                        --------------------------------------------------------

                              ANNUAL CERTIFICATION



I CERTIFY THAT I:        (I)     HAVE RECEIVED, READ AND REVIEWED THE JOINT CODE
                                 OF ETHICS FOR PRINCIPAL EXECUTIVE OFFICER AND
                                 SENIOR FINANCIAL OFFICERS (the "Code");
                         (II)    UNDERSTAND THE POLICIES AND PROCEDURES IN THE
                                 CODE;
                         (III)   RECOGNIZE THAT I AM SUBJECT TO SUCH POLICIES
                                 AND PROCEDURES;
                         (IV)    UNDERSTAND THE PENALTIES FOR NON-COMPLIANCE;
                         (V)     HAVE FULLY COMPLIED
                                 WITH THE CODE AND ANY RELATED PROCEDURES;
                         (VI)    HAVE FULLY DISCLOSED ANY EXCEPTIONS TO MY
                                 COMPLIANCE WITH THE CODE;
                         (VII)   WILLFULLY COMPLY WITH THE CODE OF ETHICS;
                         (VIII)  ACKNOWLEDGE MY RESPONSIBILITY TO REPORT ANY
                                 VIOLATION OF THE CODE TO LEGAL COUNSEL;
                         (IX)    UNDERSTAND THAT THE TRUSTS HAVE THE RIGHT TO
                                 AMEND, INTERPRET, MODIFY OR WITHDRAW ANY OF THE
                                 PROVISIONS OF THE CODE AT ANY TIME IN THEIR
                                 SOLE DISCRETION, WITH OR WITHOUT NOTICE; AND
                         (X)     HAVE FULLY AND ACCURATELY COMPLETED THIS
                                 CERTIFICATE



EXCEPTION(S):


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



Signature:
                        --------------------------------------------------------
(Please print)
Name:
                        --------------------------------------------------------
Date Submitted:
                        --------------------------------------------------------
Date Due:
                        --------------------------------------------------------